Rule 497(b)
                                                     Registration No. 333-211163


                      FIRST TRUST DIVIDEND AND INCOME FUND
                          FIRST TRUST HIGH INCOME ETF

              A MESSAGE FROM THE CHAIRMAN OF THE BOARD OF TRUSTEES

                                                                 August 10, 2016

Dear Shareholder:

   I am writing to you to ask for your vote on a very important matter that will significantly affect your investment in First Trust Dividend and Income Fund ("FAV") or First Trust High Income ETF ("FTHI"), as applicable. Enclosed is a combined proxy statement and prospectus ("Joint Proxy Statement/Prospectus") seeking your approval of a proposal at a joint special meeting of shareholders of FAV and FTHI (the "Meeting").

   Like many closed-end funds, shares of FAV have historically traded at market prices that are below their net asset value. Since FAV's inception, FAV's management and Board of Trustees have regularly monitored the trading discount and considered a variety of alternatives to reduce or eliminate the discount. In addition, management of FAV has been seeking to develop a viable approach to address the discount while maintaining FAV's investment strategy. After considerable efforts by the Board of Trustees and management of FAV and FTHI, we are pleased to present to shareholders for approval at the Meeting a transaction that the Board of Trustees and management believe should allow current shareholders of FAV who become shareholders of FTHI as part the transaction to sell their FTHI shares at or close to net asset value while maintaining an investment strategy similar to FAV's, although day to day investment decisions will be made by a different entity as described in the Joint Proxy Statement/Prospectus. The proposed transaction involves a merger transaction (the "Merger") whereby FAV will be combined with FTHI, an exchange-traded fund ("ETF") organized as a separate series of First Trust Exchange-Traded Fund VI, an open-end management investment company, pursuant to which shareholders of FAV would become shareholders of FTHI. Due to the ETF structure, shares of ETFs have historically traded at or very close to their net asset values. FTHI is an actively managed ETF, managed by First Trust Advisors L.P. ("First Trust"). Chartwell Investment Partners, LLC currently manages the equity portion of FAV's portfolio and First Trust currently manages the debt portion of FAV's portfolio. FTHI seeks to provide current income with a secondary investment objective of capital appreciation, which objectives are similar to those of FAV. As explained in greater detail in the Joint Proxy Statement/Prospectus, the principal differences between the two investment strategies is that, in addition to equities and equity options, FAV invests in debt securities and senior secured floating rate loans and employs leverage for up to twenty percent of its assets.

   Through the Merger, shares of FAV would be exchanged, on a tax-free basis for federal income tax purposes, for shares of FTHI with an equal aggregate net asset value, and FAV shareholders will become shareholders of FTHI. In lieu of receiving a fractional share of FTHI, FAV shareholders will receive an amount in cash equal to the net asset value of such fractional share. Please note that an FAV shareholder may incur certain tax liabilities if the shareholder receives cash in lieu of the fractional share.

   If you are a shareholder of FTHI, you will not receive any additional shares or other consideration in the Merger; however, if the proposals are approved, the Merger will result in a significant number of newly issued shares of FTHI being issued to shareholders of FAV. An increase in the number of FTHI shares outstanding may help the trading profile for FTHI as a result of its increased size and number of shares outstanding and potentially providing other benefits as described in the Joint Proxy Statement/Prospectus.

   In determining to recommend approval of the proposals, as applicable, the Board of Trustees of FAV and FTHI considered the following factors, among others:

      o     FAV and FTHI have similar investment objectives and strategies;

      o ETFs (including FTHI) historically trade at or very close to their net asset value, and after the Merger, current shareholders of FAV who become shareholders of FTHI as part of the Merger should be able to sell their FTHI shares at or close to net asset value;

      o FTHI currently has and is expected to continue to have a lower management fee and lower total fund operating expense ratio than FAV following the Merger;

      o the Merger is expected to qualify as a tax-free reorganization for federal income tax purposes;

      o ETFs have favorable tax attributes and provide intra-day liquidity to investors; and

      o an increase in the number of FTHI shares outstanding may help the trading profile for FTHI.

   The Board of Trustees of FAV and FTHI has unanimously approved the Agreement and Plan of Merger (the "Plan") and the transactions it contemplates and recommends that FAV shareholders vote "FOR" approval of the Plan and the Merger it contemplates, and that FTHI shareholders vote "FOR" approval of the issuance of FTHI shares in the Merger. A copy of the form of the Plan is attached as Exhibit A to the enclosed Joint Proxy Statement/Prospectus.

   Also included in this booklet are the following materials concerning the upcoming Meeting:

      o a Notice of Joint Special Meeting of Shareholders, which summarizes the respective proposal for which you are being asked to provide voting instructions; and

      o a Joint Proxy Statement/Prospectus, which provides detailed information on FTHI, the specific proposal being considered at the Meeting and why the proposal is being made, including the differences between shares of FAV and the shares of FTHI that FAV shareholders will receive as a result of the Merger.

   While you are, of course, welcome to join us at the Meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card or by voting via the Internet. We urge you to review the enclosed materials thoroughly. Once you've determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy


                                      -ii-
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card or vote via the Internet. A postage-paid envelope is enclosed for mailing, and Internet voting instructions are listed at the top of your proxy card.

   YOUR VOTE IS VERY IMPORTANT. As a shareholder, you are entitled to cast one vote for each share of FAV or FTHI that you own. Please take a few moments to read the enclosed materials and then cast your vote.

   Our proxy solicitor, AST Fund Solutions LLC, may contact you to encourage you to exercise your right to vote.

   We appreciate your participation in this important Meeting. Thank you.

                                          Sincerely yours,

                                          /s/ James A. Bowen

                                          James A. Bowen
                                          Chairman of the Board of Trustees,
                                            First Trust Dividend and Income Fund
                                            First Trust High Income ETF

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IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE PROPOSED MERGER
OR HOW TO VOTE YOUR SHARES, CALL AST FUND SOLUTIONS LLC AT (866) 416-0554 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.
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BECAUSE SHARES OF FTHI WILL NOT BE CERTIFICATED, SHAREHOLDERS WHO HOLD FAV
SHARES DIRECTLY AND NOT IN "STREET NAME" THROUGH A BROKER-DEALER WILL NEED TO DESIGNATE A BROKERAGE ACCOUNT THAT WILL HOLD THE SHARES OF FTHI TO BE RECEIVED PURSUANT TO THE MERGER. IF A SHAREHOLDER DOES NOT DESIGNATE A BROKERAGE ACCOUNT, SUCH SHAREHOLDER MAY BE LIMITED IN THE ABILITY TO SELL THE SHARES OF FTHI TO BE RECEIVED PURSUANT TO THE MERGER IN THE SECONDARY MARKET UNTIL SUCH ACCOUNT IS DESIGNATED.
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                      IMPORTANT NOTICE TO SHAREHOLDERS OF
                      FIRST TRUST DIVIDEND AND INCOME FUND
                                      AND
                          FIRST TRUST HIGH INCOME ETF

                              QUESTIONS & ANSWERS

                                AUGUST 10, 2016

Although we recommend that you read the entire Joint Proxy Statement/Prospectus, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.    WHAT IS HAPPENING?

A. You are being asked to vote on one of the following proposals to be considered at a joint special meeting of shareholders (the "Meeting") of First Trust Dividend and Income Fund ("FAV") and First Trust High Income ETF ("FTHI" and FAV and FTHI are each a "Fund" and, together, the "Funds"):

      o For shareholders of FAV: the approval of an Agreement and Plan of Merger (the "Plan") between FAV and First Trust Exchange-Traded Fund VI ("First Trust ETF VI"), of which FTHI is a series, and the merger transaction contemplated therein whereby FAV will be combined with FTHI (the "Merger").

      o For shareholders of FTHI: the issuance of shares by FTHI in the Merger.

      The Board of Trustees of FAV and FTHI (the "Board of Trustees") has determined that the proposal applicable to each Fund is in the best interests of the respective Fund. THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL APPLICABLE TO YOUR FUND.

Q.    HOW WILL THE MERGER BE EFFECTED?

A. Assuming FAV shareholders approve the Merger and FTHI shareholders approve the issuance of shares of FTHI to be issued in the Merger, FAV will transfer all of its assets and liabilities to FTHI and shares of FTHI will be issued to holders of shares of FAV. Following the Merger, FAV will terminate its registration under the Investment Company Act of 1940, as amended (the "1940 Act"), and cease to exist.

      Upon the closing of the Merger, FAV shareholders will receive newly issued shares of FTHI and cash in lieu of any fractional shares. The aggregate net asset value of FTHI shares received by FAV shareholders (including, for this purpose, fractional FTHI shares to which FAV shareholders would be entitled) will be equal to the aggregate net asset value of the FAV shares held by such shareholders, each computed as of the close of regular trading on the New York Stock Exchange (the "NYSE") on the business day immediately prior to the date of the closing of the Merger (the "Valuation Time"), less any remaining applicable costs of the Merger.

Q.    WHY IS THE MERGER BEING RECOMMENDED?

A. The shares of FAV have historically traded at a discount from their net asset value, including discounts of 12.15% on November 30, 2015 (the last day of FAV's most recent fiscal year) and 6.18% on March 4, 2016 (the last trading day prior to the date the Board of Trustees of FAV approved the Merger), each as of the close of trading on such date. The Board of Trustees and management of FAV have in the past taken, and from time to time continue to consider, certain actions designed to lower the trading discount of FAV's shares. They believe that current shareholders of FAV who become shareholders of FTHI as part of the Merger should be able to sell their FTHI shares at or close to net asset value while allowing FAV's shareholders the opportunity to continue their investment in a similar equity income strategy as shareholders of FTHI. If the Merger is consummated, FAV's shareholders will receive FTHI shares with an aggregate net asset value equal to the aggregate net asset value of their FAV shares as of the Valuation Time. As an exchange-traded fund ("ETF"), FTHI lists and trades its common shares on The Nasdaq Stock Market LLC ("Nasdaq") and, although the trading prices of FTHI shares on Nasdaq may differ from the daily net asset value of FTHI's shares, shares of ETFs typically trade very close to their net asset value, in part due to the share creation and redemption features of ETFs. Therefore, the shares of FTHI that an FAV shareholder receives in the Merger are anticipated to trade at or close to net asset value. In addition, as FTHI pays a lower management fee than FAV, FTHI is expected to maintain a lower total operating expense ratio than FAV following the Merger.

      The Board of Trustees and management of FTHI believe a larger fund and an increase in the number of FTHI shares outstanding as a result of the Merger may help FTHI's trading profile.

Q. WILL SHAREHOLDERS OF THE FUNDS HAVE TO PAY ANY FEES OR EXPENSES IN CONNECTION WITH THE MERGER?

A. Yes. Regardless of whether the Merger is completed, the direct costs associated with the proposed Merger, including the costs associated with the Meeting, will be borne directly by FAV and FTHI in proportion to the amount of assets held by each Fund prior to the Merger, except that First Trust Advisors L.P., the investment adviser of the Funds ("First Trust"), has agreed to reimburse 75% of the direct expenses allocated to FTHI. In addition, the indirect expenses of the Merger, primarily relating to the costs of deleveraging the Fund prior to the Merger, will be borne by FAV but are expected to be nominal. As of the fiscal year ended November 30, 2015, FAV had outstanding borrowings of approximately $20.8 million and, as of June 30, 2016, FAV had outstanding borrowings of approximately $15.7 million. As of June 30, 2016, FAV had approximately $92.1 million in managed assets and FTHI had approximately $7.0 million in managed assets. Based on the amount of the estimated Merger-related fees and expenses, the relative values of the Funds and the cost sharing agreement, management of

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      FAV estimates that FAV would incur approximately $295,855 and FTHI would incur approximately $7,315 (net of reimbursement by First Trust of approximately $21,945) of the fees and expenses associated with the Merger, respectively. As a result of those differences and the cost sharing agreement between the Funds, FAV and ultimately its shareholders will bear substantially all of the expenses incurred by FAV and FTHI in connection with the Merger.

Q.    HOW WILL THE MERGER AFFECT DISTRIBUTION RATES?

A. FAV has a higher common share distribution rate than FTHI primarily as a result of FAV's use of leverage and its investments in senior loans. As a result, FAV shareholders who continue as FTHI shareholders following the Merger are expected to receive distributions at a lower rate. Generally, FAV pays distributions quarterly while FTHI pays distributions monthly. The most recent quarterly distribution on FAV shares of $0.17 per share was paid to FAV shareholders on July 29, 2016 and equates to $0.68 per share annually, equivalent to an annual yield of 7.50% based on the closing price of FAV shares on July 29, 2016, and an annual yield of 7.38% based on the net asset value of FAV shares on July 29, 2016. The most recent monthly distribution on FTHI shares of $0.0775 per share was paid to FTHI shareholders on July 29, 2016 and equates to $0.93 per share annually, equivalent to an annual yield of 4.61% based on the closing price of FTHI shares on July 29, 2016, the payable date for the most recent distribution, and an annual yield of 4.53% based on the net asset value of FTHI shares on July 29, 2016.

Q. WILL THE SHARES HELD BY FAV SHAREHOLDERS CONTINUE TO BE LISTED ON THE NYSE FOLLOWING THE MERGER?

A. No. FAV shares are currently listed and trade on the NYSE and will be delisted following Merger. FTHI shares are currently listed and trade on Nasdaq and will continue to do so following the Merger.

Q.    WHAT ARE SOME KEY DIFFERENCES BETWEEN A CLOSED-END FUND AND AN ETF?

A. Closed-end funds, like FAV, generally do not redeem their outstanding shares or engage in the continuous sale of new shares, and shares of closed-end funds typically are traded on a securities exchange. Thus, persons wishing to buy or sell closed-end fund shares generally must do so through a broker-dealer and pay or receive the market price per share (plus or minus any applicable commissions). The market price may be more (a premium) or less (a discount) than the net asset value per share of the closed-end fund. In addition, closed-end funds generally have greater flexibility than ETFs to make certain types of investments and to use certain investment strategies.

      Similar to most closed-end funds, ETFs, like FTHI, trade their shares on a securities exchange, and persons wishing to buy or sell shares generally may do so through a broker-dealer and pay and receive the market price per share (plus or minus any applicable commissions). Unlike a closed-end

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      fund, ETFs also issue and redeem shares on a continuous basis, at net asset value, in large blocks consisting of a specified number of shares, referred to as "Creation Units." This mechanism of creation and redemption of shares of an ETF generally results in ETF shares trading at or very close to their net asset value.

      Shares of FTHI are traded on Nasdaq to provide liquidity for purchasers of FTHI shares in amounts less than the size of a Creation Unit. The market price of FTHI shares on Nasdaq may be equal to, more or less than the net asset value per share, but shares of ETFs typically trade in a range closer to net asset value per share than do shares of closed-end funds.

Q.    DO THE FUNDS HAVE SIMILAR INVESTMENT OBJECTIVES, STRATEGIES AND RISKS?

A. While the investment objectives and strategies of FAV and FTHI are similar in certain respects, there are some important distinctions. However, as a result of such similarities, the Funds are subject to many of the same investment risks.

      The primary investment objective of FAV is to seek a high level of current income. The primary investment objective of FTHI is to provide current income. Each Fund has a secondary investment objective to provide capital appreciation.

      FAV seeks to achieve its objectives by investing at least 80% of its managed assets in a diversified portfolio of dividend paying multi-cap equity securities, debt securities and senior secured floating rate loans that offer the potential for attractive income and/or capital appreciation. FAV's portfolio consists of two components: (i) the "Equity Component," which consists primarily of equity securities of both U.S. and non-U.S. issuers of any market capitalization that are readily traded on a registered U.S. national securities exchange, and (ii) the "Senior Loan/High Yield Debt Component," which primarily consists of (a) senior loans and (b) debt securities that are rated below investment grade (i.e., "junk bonds") or unrated at the time of purchase and deemed to be of comparable credit quality. In addition, FAV also may write (sell) call options on equity indices and/or equity securities.

      FTHI pursues its objectives by investing in dividend paying equity securities listed on U.S. exchanges and by utilizing an "options strategy" consisting of writing (selling) U.S. exchange-traded call options on the Standard & Poor's 500(R) Index (the "Index").

      The principal similarities between the investment strategies of FAV and FTHI are as follows: (i) each Fund invests primarily in U.S. equity securities and non-U.S. equity securities that are either directly listed on a U.S. securities exchange or are listed on a U.S. securities exchange in the form of American depositary receipts ("ADRs") or global depositary receipts ("GDRs"); (ii) each Fund favors dividend paying equity securities; (iii) each Fund invests in multi-cap equity securities; and
      (iv) each Fund may engage in an option strategy consisting of writing (selling) U.S. exchange-traded covered call options in order to seek additional cash flow from the premiums received from selling the call options.

      The principal differences between the investment strategies of FAV and FTHI are as follows: (i) in addition to writing call options on the Index, FAV may further write call options on other equity indices as well as on individual U.S. exchange traded equity securities; (ii) in addition to investing in equity securities, FAV may further invest in debt securities and senior secured floating rate loans as a principal part of its investment strategy; and (iii) FAV may employ leverage. As a result of such differences, FAV is subject to the additional risks associated with such additional investments and strategies.

      In addition to these risks, the differences in the investment structure between FAV as a closed-end fund and FTHI as an ETF further differentiate the risks associated with each Fund. In general terms, shares of closed-end funds are more susceptible to trading at a discount to their net asset value than ETF shares. Conversely, shares of ETFs are less likely to trade at a premium to their net asset value than closed-end fund shares. There is less transparency into the portfolio holdings of a closed-end fund than an ETF and closed-end funds are more likely than ETFs to generate taxable gains for their shareholders while holding the fund. The use of leverage by closed-end funds may magnify losses and increase volatility (or, alternatively, ETFs may be limited in their ability to generate a higher rate of return than may otherwise be possible through the use of leverage). Additionally, closed-end funds typically have higher fees and expenses than ETFs.

Q.    ARE THE FUNDS MANAGED BY THE SAME PORTFOLIO MANAGEMENT TEAM?

A. First Trust Advisors L.P. serves as the investment adviser to both FAV and FTHI. However, FAV is sub-advised by Chartwell Investment Partners, LLC, which provides the day-to-day management of FAV's equity securities and option strategy. First Trust manages the Senior Loan/High Yield Debt Component strategy of FAV.

Q.    WILL THE MERGER CONSTITUTE A TAXABLE EVENT FOR FAV SHAREHOLDERS?

A. No. The Merger is expected to qualify as a tax-free reorganization for federal income tax purposes and will not occur unless FAV's counsel provides a tax opinion to that effect. FAV shareholders may receive cash, in lieu of receiving a fractional share of FTHI, in which case such shareholders will receive an amount in cash equal to the net asset value of such fractional share. FAV shareholders may incur certain tax liabilities if they receive cash in lieu of fractional shares. If a shareholder chooses to sell FAV shares prior to the Merger, the sale will generate taxable gain or loss; therefore, such shareholder may wish to consult a tax advisor before doing so. Of course, the shareholder also may be subject to periodic capital gains as a result of the normal operations of FAV whether or not the proposed Merger occurs.

      FAV has agreed to dispose of assets that do not conform to FTHI's investment objectives, policies and restrictions in advance of the Merger as requested by FTHI. FAV intends to pay a dividend of any realized undistributed net investment income immediately prior to the closing of the Merger. The amount of any dividend actually paid, if any, will depend on a number of factors, such as changes in the value of FAV's holdings and the extent of the liquidation of securities between the date of the Meeting and the closing of such Merger.

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Q.    WILL THE VALUE OF MY INVESTMENT CHANGE AS A RESULT OF THE APPROVAL OF THE
      PROPOSED MERGER?

A. The aggregate net asset value of FTHI shares received by an FAV shareholder in the Merger will be the same as the aggregate net asset value, rather than the market value, of the shareholder's FAV shares as of the Valuation Time taking into account any cash received in lieu of a fractional share of FTHI (as discussed above). It is estimated that transaction costs payable by FAV in advance of the Merger in connection with deleveraging the portfolio will be nominal. FAV expects to and currently believes it will be able to sell all of the debt securities in its portfolio prior to the completion of the Merger. It is likely that the number of shares an FAV shareholder owns will change as a result of the Merger because shares of FAV will be exchanged at the net asset value per share of FTHI, which will likely be higher or lower than the net asset value per share of FAV at the Valuation Time. Accordingly, in lieu of receiving a fractional share of FTHI, an FAV shareholder will receive an amount in cash equal to the net asset value of such fractional share.

Q.    WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSED MERGER?

A. In the case of FAV, the approval of the proposed Merger requires the affirmative vote of (i) 67% or more of the FAV shares present at the Meeting, if the holders of more than 50% of the outstanding shares of FAV are present or represented by proxy, or (ii) more than 50% of the outstanding shares of FAV, whichever is less.

In the case of FTHI, the approval of the proposed issuance of shares of FTHI to be issued in the Merger requires the vote of a majority of the total votes cast on the proposal.

Q. HOW DOES THE BOARD OF TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE ON THE PROPOSALS?

A. After careful consideration, the Board of Trustees has determined that the Merger is in the best interests of each Fund and recommends that shareholders vote FOR their respective Fund's proposal.

Q.    WHAT WILL HAPPEN IF THE REQUIRED SHAREHOLDER APPROVALS ARE NOT OBTAINED?

A. In the event that shareholders of FAV do not approve the Merger or shareholders of FTHI do not approve the issuance of shares of FTHI to be issued in the Merger, each Fund will continue to exist and operate on a stand alone basis and the Board of Trustees may take such other actions, if any, that it deems to be in the best interests of the respective Fund. On March 18, 2016, FAV issued a press release announcing that the Board of Trustees had approved the Merger and the Plan. Following the announcement, FAV's market price increased, substantially reducing the Fund's discount. In the event the Merger does not occur, FAV's market price may fall, irrespective of its performance.

Q.    WHEN WOULD THE PROPOSED MERGER BE EFFECTIVE?

A. If approved, the Merger is expected to occur as soon as reasonably practicable after shareholder approvals are obtained. Shortly after completion of the Merger, shareholders of FAV will receive notice indicating that the Merger was completed.

Q.    HOW CAN I VOTE?

A.    You can vote in any one of three ways:

      o     by mail, by sending the enclosed proxy card, signed and dated;

      o via the Internet by following the instructions set forth on your proxy card; or

      o     in person, by attending the Meeting.

      Whichever method you choose, please take the time to read the full text of the enclosed Joint Proxy Statement/Prospectus before you vote.

Q. IF I HOLD FAV SHARES DIRECTLY AND NOT IN "STREET NAME" THROUGH A BROKER-DEALER, HOW WILL I RECEIVE MY SHARES OF FTHI RECEIVED PURSUANT TO THE MERGER?

A. Because shares of FTHI will not be certificated, you will need to establish a brokerage account that will hold your shares of FTHI received pursuant to the Merger. If you do not designate a brokerage account, you may be limited in your ability to sell your shares of FTHI received pursuant to the Merger in the secondary market until such account is designated.

Q. WHOM SHOULD I CALL FOR ADDITIONAL INFORMATION ABOUT THE JOINT PROXY STATEMENT/PROSPECTUS?

A. Please call AST Fund Solutions LLC, the Funds' proxy solicitor, at (866) 416-0554.


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                      FIRST TRUST DIVIDEND AND INCOME FUND
                          FIRST TRUST HIGH INCOME ETF

                       120 EAST LIBERTY DRIVE, SUITE 400
                            WHEATON, ILLINOIS 60187

                NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 3, 2016

August 10, 2016

To the Shareholders of First Trust Dividend and Income Fund and First Trust High Income ETF:

   Notice is hereby given that a Joint Special Meeting of Shareholders (the "Meeting") of First Trust Dividend and Income Fund ("FAV"), a Massachusetts business trust, and First Trust High Income ETF ("FTHI"), a series of First Trust Exchange-Traded Fund VI ("First Trust ETF VI"), a Massachusetts business trust, will be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on October 3, 2016, at 4:00 p.m. Central time, to consider the following (the "Proposals"):

   (1) for FAV shareholders, to approve an Agreement and Plan of Merger by and among FAV, First Trust ETF VI, on behalf of FTHI, and Liberty Street Merger Sub, LLC, a Massachusetts limited liability company and a wholly-owned subsidiary of FTHI (the "Merger Sub"), and the transactions it contemplates, including the merger of FAV with and into the Merger Sub, with shares of FAV being converted into shares of FTHI, and the subsequent liquidation of the Merger Sub (collectively, the "Merger"); and

   (2) for FTHI shareholders, to approve the issuance of shares of FTHI in the Merger in accordance with the applicable rules of The Nasdaq Stock Market LLC.

   The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting and any adjournments or postponements thereof.

   Holders of record of shares of FAV and FTHI at the close of business on August 5, 2016 are entitled to notice of and to vote at the Meeting and at any adjournments or postponements thereof.

                                         By order of the Board of Trustees of
                                            FAV and FTHI,

                                            /s/ W. Scott Jardine

                                            W. Scott Jardine
                                            Secretary

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SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO PROMPTLY
COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE WHICH DOES NOT REQUIRE POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE NEXT PAGE. IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING YOUR FUND'S PROPOSAL OR HOW TO VOTE YOUR SHARES, CALL AST FUND SOLUTIONS LLC AT (866) 416-0554 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.
--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

   The following general rules for signing proxy cards may be of assistance to you and help you to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

   1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

   2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

   3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION                                                 VALID SIGNATURE
CORPORATE ACCOUNTS
      (1) ABC Corp.                                             ABC Corp.
      (2) ABC Corp.                                        John Doe, Treasurer
      (3) ABC Corp. c/o John Doe, Treasurer                      John Doe
      (4) ABC Corp. Profit Sharing Plan                     John Doe, Director

PARTNERSHIP ACCOUNTS
      (1) The XYZ Partnership                             Jane B. Smith, Partner
      (2) Smith and Jones, Limited Partnership            Jane B. Smith, General
                                                                 Partner

TRUST ACCOUNTS
      (1) ABC Trust Account                               Jane B. Doe, Director
      (2) Jane B. Doe, Trustee u/t/d 12/28/78                  Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS
      (1) John B. Smith, Cust. f/b/o John B. Smith Jr.
          UGMA/ UTMA                                          John B. Smith
      (2) Estate of John B. Smith                          John B. Smith, Jr.,
                                                                 Executor

                   IMPORTANT INFORMATION FOR SHAREHOLDERS OF
                      FIRST TRUST DIVIDEND AND INCOME FUND
                                      AND
                          FIRST TRUST HIGH INCOME ETF

   This document contains a Joint Proxy Statement/Prospectus and is accompanied by a proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on an important issue relating to your fund. If you complete and sign the proxy card and return it to us in a timely manner (or tell us how you want to vote via the Internet), we'll vote exactly as you tell us. If you simply sign and return the proxy card without indicating how you wish to vote, we'll vote it in accordance with the recommendation of the Board of Trustees as indicated on the cover of the Joint Proxy Statement/Prospectus.

   We urge you to review the Joint Proxy Statement/Prospectus carefully and either fill out your proxy card and return it to us by mail or via the Internet. Your prompt return of the enclosed proxy card (or via the Internet) may save the necessity and expense of further solicitations.

   We want to know how you would like to vote and welcome your comments. Please take a few minutes to read these materials and return your proxy card to us.

   If you have any questions, please call AST Fund Solutions LLC, the proxy solicitor for First Trust Dividend and Income Fund and First Trust High Income ETF, at the special toll-free number we have set up for you (866) 416-0554.

             FIRST TRUST DIVIDEND AND INCOME FUND (FAV) FIRST TRUST
                             HIGH INCOME ETF (FTHI)

                       120 EAST LIBERTY DRIVE, SUITE 400
                            WHEATON, ILLINOIS 60187
                                 (630) 765-8000

                        JOINT PROXY STATEMENT/PROSPECTUS

August 10, 2016

   This Joint Proxy Statement/Prospectus is being furnished to shareholders of First Trust Dividend and Income Fund ("FAV"), a Massachusetts business trust that is a closed-end management investment company, and First Trust High Income ETF ("FTHI"), an exchange-traded fund organized as a separate series of First Trust Exchange-Traded Fund VI, an open-end management investment company ("First Trust ETF VI"), in connection with a Joint Special Meeting of Shareholders (the "Meeting") called by the Board of Trustees of each Fund (the Boards of Trustees of FAV and First Trust ETF VI are comprised of the same five individuals and, in each case, as well as collectively, are referred to herein as the "Board of Trustees") to be held at the offices of the Funds, 120 E. Liberty Drive, Suite 400, Wheaton, Illinois 60187, on October 3, 2016, at 4:00 p.m. Central time, as may be adjourned or postponed, to consider the proposals listed below, as applicable, and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus. FAV and FTHI are referred to herein collectively as the "Funds" and each is referred to herein individually as a "Fund."

   This Joint Proxy Statement/Prospectus explains concisely what you should know before voting on the proposals described in this Joint Proxy
Statement/Prospectus or investing in FTHI. Please read it carefully and keep it for future reference.

   At the Meeting, the shareholders of FAV and FTHI will be asked to approve the proposal applicable to their Fund, as described below:

Proposal No. 1:   for FAV shareholders, to approve an Agreement and Plan of
                  Merger by and among FAV, First Trust ETF VI, on behalf of FTHI, and Liberty Street Merger Sub, LLC, a Massachusetts limited liability company and a wholly-owned subsidiary of FTHI (the "Merger Sub"), the form of which is attached to this Joint Proxy Statement/Prospectus as Exhibit A (the "Plan"), and the transactions it contemplates, including the merger of FAV with and into the Merger Sub, with shares of FAV being converted into shares of FTHI, and the subsequent liquidation of the Merger Sub, as described herein and provided for in the Plan (collectively, the "Merger"); and

Proposal No. 2:   for FTHI shareholders, to approve the issuance of shares of
                  FTHI in the Merger in accordance with the applicable rules of The Nasdaq Stock Market, LLC ("Nasdaq").

   The Board of Trustees has unanimously approved each proposal as being in the best interests of the respective Fund, and unanimously recommends that you vote FOR the proposal applicable to your Fund. The Board of Trustees believes that current shareholders of FAV who become shareholders of FTHI as part of the Merger should be able to sell the FTHI shares they receive in the Merger at or close to net asset value while also allowing FAV's shareholders the opportunity to continue their investment in an equity income strategy. In addition, as FTHI pays a lower management fee than FAV, FTHI is expected to maintain a lower total operating expense ratio than FAV following the Merger. The Board of Trustees also believes an increase in the number of FTHI shares outstanding as a result of the Merger may help FTHI's trading profile.

   The proposed Merger seeks to combine the Funds, which have similar investment objectives, strategies and risks, but also have important distinctions. The Plan provides for the merger of FAV with and into the Merger Sub, with shares of FAV being converted into newly issued shares of FTHI (with cash being distributed in lieu of any fractional shares of FTHI). As a result, all of the assets of FAV will be transferred to the Merger Sub and the Merger Sub will assume all of the liabilities of FAV. As soon as practicable following the completion of the merger, the Merger Sub will by liquidated and distribute its assets to FTHI and FTHI will assume the liabilities of the Merger Sub, in complete liquidation and dissolution of the Merger Sub under Massachusetts law. The aggregate net asset value of FTHI shares received by the shareholders of FAV in the Merger will equal the aggregate net asset value (and not the market value) of the FAV shares held by such shareholders, each as of the close of regular trading on the New York Stock Exchange (the "NYSE") on the business day immediately prior to the closing of the merger of FAV with and into the Merger Sub (the "Valuation Time"), less any remaining applicable costs of the Merger. Through the Merger, shares of FAV would be exchanged on a tax-free basis for federal income tax purposes for shares of FTHI. In the event that shareholders of FAV do not approve the Merger or shareholders of FTHI do not approve the issuance of shares of FTHI to be issued in the Merger, each Fund will continue to exist and operate on a stand alone basis and the Board of Trustees may take such other actions, if any, that it deems to be in the best interests of the respective Fund.

   THE SECURITIES OFFERED BY THIS JOINT PROXY STATEMENT/PROSPECTUS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS JOINT PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   FTHI lists and trades its shares on Nasdaq. Shares of FTHI are not redeemable individually and therefore liquidity for individual shareholders of FTHI will be realized only through a sale on Nasdaq at market prices that may differ to some degree from the net asset value of the FTHI shares. Reports, proxy materials and other information concerning FTHI can be inspected at the offices of Nasdaq.

   Additional information about FAV and FTHI has been filed with the SEC. This information, including the documents incorporated by reference into this Joint Proxy Statement/Prospectus as noted below, is available upon oral or written request at no charge by calling First Trust Advisors L.P. ("First Trust") at
(800) 621-1675 or by writing to First Trust at 120 E. Liberty Drive, Suite 400, Wheaton, Illinois 60187. In addition, each Fund will furnish, without charge, a copy of its most recent Annual Report or Semi-Annual Report to a shareholder upon request. Additional information regarding FTHI is included in the prospectus of FTHI referenced below, a copy of which is delivered together with this Joint Proxy Statement/Prospectus.

   The following documents have been filed with the SEC and are incorporated into this Joint Proxy Statement/Prospectus by reference:

   (i) the prospectus of FTHI, dated February 1, 2016, as supplemented through the date of this Joint Proxy Statement/Prospectus, only insofar as it relates to shares of FTHI;

   (ii) the Statement of Additional Information relating to the proposed Merger, dated August 10, 2016 (the "Merger SAI");

   (iii) the Statement of Additional Information of FTHI, dated February 1, 2016, a copy of which is included with the Merger SAI (the "FTHI SAI");

   (iv) the audited financial statements and related independent registered public accounting firm's report for FTHI and the financial highlights for FTHI contained in FTHI's Annual Report to Shareholders for the fiscal year ended September 30, 2015 (SEC File No. 811-22717);

   (v) the audited financial statements and related independent registered public accounting firm's report for FAV and the financial highlights for FAV contained in FAV's Annual Report to Shareholders for the fiscal year ended November 30, 2015 (SEC File No. 811-22080); and

   (vi) the unaudited financial statements for FTHI and the financial highlights for FTHI contained in FTHI's Semi-Annual Report to Shareholders for the six months ended March 31, 2016 (SEC File No. 811-22717).

   No other parts of the Funds' Annual or Semi-Annual Reports are incorporated by reference herein.

   The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act"), and in accordance therewith are required to file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Funds, including the Registration Statement on Form N-14 relating to the shares of FTHI of which this Joint Proxy Statement/Prospectus is a part, may be inspected without charge and copied (for a duplication fee at prescribed rates) at the SEC's public reference room at 100 F Street, NE, Washington, DC 20549. You may call the SEC at (202) 551-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC's Internet website at http://www.sec.gov. Reports, proxy materials and other information concerning FAV may be inspected at the offices of the NYSE, 11 Wall Street, New York, New York 10005, and reports, proxy materials and other information concerning FTHI may be inspected at the offices of Nasdaq, 165 Broadway, New York, New York 10006.

   This Joint Proxy Statement/Prospectus serves as a prospectus of FTHI in connection with the issuance of the FTHI common shares in the Merger. In this connection, no person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

                               TABLE OF CONTENTS

INTRODUCTION...................................................................1

    A.  SYNOPSIS...............................................................4
    B.  RISK FACTORS..........................................................18
    C.  INFORMATION ABOUT THE MERGER..........................................24
    D.  ADDITIONAL INFORMATION ABOUT THE INVESTMENT POLICIES..................35
    PROPOSAL NO. 1--MERGER OF FAV INTO FTHI (SHAREHOLDERS OF FAV).............39
    PROPOSAL NO. 2--APPROVAL OF ISSUANCE OF ADDITIONAL SHARES OF FTHI
        (SHAREHOLDERS OF FTHI)................................................39

ADDITIONAL INFORMATION ABOUT FAV AND FTHI.....................................41

GENERAL INFORMATION...........................................................50

OTHER MATTERS TO COME BEFORE THE MEETING......................................55

EXHIBIT A - AGREEMENT AND PLAN OF MERGER.....................................A-1

                                  INTRODUCTION

   This Joint Proxy Statement/Prospectus, along with the Notice of Joint Special Meeting of Shareholders and the proxy card, is being mailed to shareholders of FAV and FTHI on or about August 10, 2016. Much of the information is required to be disclosed under rules of the SEC. If there is anything you don't understand, please contact AST Fund Solutions LLC, proxy solicitor for the Funds, at (866) 416-0554.

   Shareholders of record as of the close of business on August 5, 2016 (the "Record Date") are entitled to notice of and to vote at the Meeting and any and all adjournments or postponements thereof. If you are unable to attend the Meeting or any adjournment or postponement thereof, the Board of Trustees requests that you vote your shares by completing and returning the enclosed proxy card or by recording your voting instructions via the Internet. On the matters coming before the Meeting as to which a choice has been specified by shareholders on the accompanying proxy card, the shares will be voted accordingly where such proxy card is properly executed and not properly revoked. If a proxy is returned and no choice is specified, the shares will be voted FOR the applicable proposal. Shareholders who execute proxies or provide voting instructions by Internet may revoke them at any time before a vote is taken on the proposal by filing with the applicable Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person. A prior proxy can also be revoked by voting again through the Internet address listed in the proxy card. Merely attending the Meeting, however, will not revoke any previously submitted proxy. Shareholders who intend to attend the Meeting will need to show valid identification and proof of share ownership to be admitted to the Meeting.

   AST Fund Solutions LLC has been engaged to assist in the solicitation of proxies for the Funds, at an estimated cost to the Funds of approximately $48,000, plus expenses. As the date of the Meeting approaches, certain shareholders of the Funds may receive a telephone call from a representative of AST Fund Solutions LLC if their votes have not yet been received. Authorization to permit AST Fund Solutions LLC to execute proxies may be obtained by telephonic instructions from shareholders of the Funds. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Board of Trustees believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

   In all cases where a telephonic proxy is solicited, the representative of AST Fund Solutions LLC is required to ask for each shareholder's full name and address, or zip code, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to AST Fund Solutions LLC, then the representative has the responsibility to explain the process, read the applicable proposal on the proxy card, and ask for the shareholder's instructions on the proposal. Although the representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Joint Proxy Statement/Prospectus. AST Fund Solutions LLC will record the shareholder's instructions on the proxy card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call AST Fund Solutions LLC immediately if the shareholder's instructions are not correctly reflected in the confirmation.

   Please see the instructions on your proxy card for Internet voting. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions via the Internet.

   Under the By-Laws of each of FAV and FTHI, a quorum for the transaction of business is constituted by the presence in person or by proxy of the holders of at least thirty-three and one-third percent (33-1/3%) of the voting power of the outstanding shares of the respective Fund entitled to vote at the Meeting. For purposes of establishing whether a quorum is present, all shares present and entitled to vote, including abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), are counted.

   If a quorum is not present, the chair of the Meeting or person presiding thereat, as applicable, may adjourn the Meeting from time to time until a quorum is present. In the case of FAV, in the event that a quorum is present but sufficient votes in favor of the proposal applicable to FAV have not been received, the chair of the Meeting may adjourn the Meeting or, upon motion of the chair of the Meeting, the question of adjournment may be submitted to a vote of the shareholders of FAV, and, in that case, any adjournment must be approved by the vote of holders of a majority of the shares of FAV present and entitled to vote with respect to the matter to be adjourned. In the case of FTHI, in the event that a quorum is present but sufficient votes in favor of the proposal applicable to FTHI have not been received, the Meeting may, by motion of the person presiding thereat, be adjourned when such adjournment is approved by the vote of holders of shares of FTHI representing a majority of the voting power of the shares of FTHI present and entitled to vote with respect to the matter to be adjourned, and voting on the adjournment. Unless a proxy is otherwise limited in this regard, any shares of FAV and FTHI present and entitled to vote at the Meeting that are represented by broker non-votes may, at the discretion of the proxies named therein, be voted in favor of adjournment.

   Broker-dealer firms holding shares of a Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the applicable proposal. The NYSE has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer's request for voting instructions may not vote such customer's shares on either proposal being considered at the Meeting. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote customer shares without instruction. Nasdaq has taken the position that a broker-dealer that is a member of Nasdaq may give a proxy to vote any stock pursuant to the rules of any national securities exchange (such as the NYSE) of which it is a member.

   The affirmative vote of a majority of the outstanding voting securities of FAV is required to approve Proposal No. 1 relating to the Plan as set forth on the cover of this Joint Proxy Statement/Prospectus. The "vote of a majority of the outstanding voting securities" is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the shares of the Fund present at the Meeting, if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund. The vote of a majority of the total votes cast by FTHI shareholders is required to approve Proposal No. 2 relating to the issuance of FTHI shares in the Merger as set forth on the cover of this Joint Proxy Statement/Prospectus. For purposes of determining the approval of the Plan and the Merger it contemplates by FAV shareholders, abstentions and broker non-votes will have the effect of a vote against such proposal. For purposes of determining the approval of the issuance of FTHI shares in the Merger, abstentions and broker non-votes will have no effect on the proposal.

   Proxy solicitations will be made, beginning on or about August 17, 2016, primarily by mail, but such solicitations may also be made by telephone or personal interviews conducted by (i) officers of FAV and FTHI, as applicable;
(ii) AST Fund Solutions LLC, the Funds' proxy solicitor that will provide proxy solicitation services in connection with the proposals set forth herein; (iii) First Trust, the investment adviser of the Funds; (iv) BNY Mellon Investor Servicing (US) Inc. ("BONY"), the administrator, accounting agent and transfer agent of FAV; (v) Brown Brothers Harriman & Co., the administrator accounting agent, custodian and transfer agent of FTHI; or (vi) any affiliates of those entities.

   The direct expenses associated with the preparation of the proposals and of the proxy solicitation activities with respect thereto, including the costs incurred in connection with the preparation of this Joint Proxy Statement/Prospectus and its enclosures, will be paid by the Funds on a pro rata basis based on the value of the respective assets held in each Fund. The Funds will also reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of Fund shares. The total amount of these normal expenses is expected to be approximately $325,000. First Trust has agreed to reimburse FTHI for 75% of the normal, direct expenses allocated to FTHI.

   The indirect expenses of the Merger, primarily relating to the costs of deleveraging the Fund prior to the Merger, will be borne by FAV and are expected to be nominal. As a result of the value of the respective assets held in each Fund and the cost sharing agreement referenced above, FAV and ultimately its shareholders will bear substantially all of the direct and indirect costs and expenses incurred by FAV and FTHI in connection with the Merger. FAV expects to and currently believes it will be able to sell all of the debt securities in its portfolio prior to completion of the Merger. As of the fiscal year ended November 30, 2015, FAV had outstanding borrowings of approximately $20.8 million.

   As of the Record Date, 8,259,517 shares of FAV were outstanding and 350,002 shares of FTHI were outstanding. Shareholders of record on the Record Date are entitled to one vote for each share of FAV or FTHI the shareholder owns.

                                  A. SYNOPSIS


   The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus with respect to the proposed Merger and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy Statement/Prospectus and in the Merger SAI and the appendices thereto. Shareholders should read the entire Joint Proxy Statement/Prospectus carefully. Certain capitalized terms used but not defined in this summary are defined elsewhere in this Joint Proxy Statement/Prospectus.

THE PROPOSED MERGER

   The Board of Trustees, including the trustees who are not "interested persons" of the Funds (as defined in the 1940 Act), has unanimously approved the proposed Merger, including the Plan. If the shareholders of FAV approve the Plan (as set forth under Proposal No. 1) and the shareholders of FTHI approve the issuance of additional shares of FTHI in connection with the Merger (as set forth under Proposal No. 2), FAV will merge with and into the Merger Sub, with shares of FAV being converted into shares of FTHI, and, as soon as practicable thereafter, the Merger Sub will dissolve under state law and be liquidated into FTHI. In connection with the Merger, FTHI will issue to FAV shareholders book entry interests for the shares of FTHI registered in a "street name" brokerage account held for the benefit of such shareholders. FAV will then terminate its registration under the 1940 Act. The aggregate net asset value of FTHI shares received by an FAV shareholder in the Merger will equal the aggregate net asset value (and not the market value) of the FAV shares held by such shareholder as of the Valuation Time, less any remaining applicable costs of the Merger (although FAV shareholders may receive cash for their fractional shares). Through the Merger, shares of FAV would be exchanged on a tax-free basis for federal income tax purposes for shares of FTHI. LIKE SHARES OF FAV, SHARES OF FTHI ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

BACKGROUND AND REASONS FOR THE PROPOSED MERGER

   Shares of FAV have historically traded at market prices that are below their net asset value. Since FAV's inception, FAV's Board of Trustees and FAV's management have regularly monitored the trading discount and considered a variety of alternatives to reduce or eliminate the discount. For example, the Fund changed its investment strategy to allow for investments in the Senior Loan/High Yield Debt Component (as defined below) of the portfolio and used leverage in an effort to increase cash flow to support a higher distribution. In addition, management of FAV has been seeking to develop other viable approaches to address the discount while maintaining FAV's investment strategy. The Board of Trustees noted that FAV's discount had widened during 2015, and on multiple occasions during 2015 and early 2016, First Trust discussed with the Board of Trustees potential options for addressing FAV's trading discount, including potential combinations with other funds.

   In January 2016, FAV received a letter dated January 15, 2016 from a fund controlled by Bulldog Investors, LLC (together with all funds and accounts controlled by Bulldog Investors, LLC, collectively, "Bulldog"), purporting to nominate two individuals for election at the 2016 annual meeting of shareholders of FAV and informing FAV of its intent to appear at the meeting and submit the following proposal for a vote by shareholders: "The board of trustees should consider adopting a plan to afford stockholders an opportunity to realize net asset value." The Bulldog nominations and proposal are collectively referred to as the "Bulldog Proposals." On March 18, 2016, FAV, First Trust, and Bulldog entered into a standstill agreement (the "Standstill Agreement"). Under the Standstill Agreement, Bulldog agreed to withdraw the Bulldog Proposals and, subject to limited exceptions for FAV shares held by certain closed-end funds managed by Bulldog, Bulldog agreed to vote or cause to be voted all shares of FAV for which it has the power to vote or to direct the vote, or shares the power to vote, in favor of the Merger. Further, through December 31, 2017, with respect to the Funds, any successor fund to the Funds and any other closed-end management investment companies currently advised by First Trust, Bulldog has agreed to be bound by certain "standstill" covenants including, among other things, to generally refrain from certain activist activities with respect to the Funds or other closed-end management investment companies currently advised by First Trust, subject to the closing of the Merger on or prior to October 31, 2016.

BOARD CONSIDERATIONS RELATING TO THE PROPOSED MERGER

   Based on information provided by First Trust, the Board of Trustees considered the following factors, among others, in determining to recommend that shareholders of FAV approve the Plan and the Merger it contemplates:

   o Ability to Obtain Net Asset Value for FAV Shares. The proposed Merger may have the effect of allowing shareholders of FAV to obtain net asset value or near net asset value for their shares (for shareholders who become shareholders of FTHI as a result of the Merger). The Board of Trustees considered that ETFs (including FTHI) historically trade at or very close to their net asset value, and noted that after the Merger, current shareholders of FAV who become shareholders of FTHI as part of the Merger should be able to sell their FTHI shares at or close to net asset value.

   o Comparison of Fees and Expense Ratios. The Board of Trustees noted that FTHI has a unitary management fee and that the unitary management fee of FTHI would not change as a result of the Merger. The Board of Trustees considered that the unitary management fee was lower than the advisory fee and expense ratio of FAV and that FAV shareholders were expected to enjoy cost savings as a result of the Merger.

   o Compatibility of Investment Objectives and Policies. The Board of Trustees noted that FAV and FTHI have similar primary investment objectives that focus on the provision of current income. The Board of Trustees noted that each Fund's secondary investment objective is to provide capital appreciation. The Board of Trustees noted that both Funds invest in equity securities and write (sell) call options to generate additional premium income.

   o Fund Performance and Distribution Rates. The Board of Trustees reviewed the performance of FAV and FTHI, noting that while FTHI commenced operations in 2014 and therefore has a limited performance record, its performance returns for the 1-month, 3-month, 6-month and 1-year periods ended January 31, 2016 were favorable to the performance returns of FAV over the same periods. The Board of Trustees also compared the Funds' distribution rates, noting that FAV has a higher common share distribution rate than FTHI primarily as a result of FAV's use of leverage.

   o Anticipated Tax-Free Reorganization; Capital Loss Carryforwards. The Board of Trustees noted First Trust's statement that the Merger will be structured with the intention that it qualify as a tax-free reorganization for federal income tax purposes and that FAV and FTHI will obtain an opinion of counsel substantially to this effect (based on certain factual representations and certain customary assumptions). In addition, the Board of Trustees noted First Trust's statement that a portion of FAV's capital loss carryforwards could be transferred to FTHI in the Merger.

   o Improved Trading and Liquidity. The Board of Trustees considered that the Merger was expected to result in an increase in the size and common share float of FTHI, which in turn may result in increased trading volume of FTHI shares, improved liquidity and narrower bid-ask spreads.

   o ETF Structure. The Board of Trustees considered the favorable tax attributes of ETFs, that shareholders of FAV who become shareholders of FTHI as a result of the Merger will continue to receive the benefit of intra-day liquidity and that ETFs can generally remain fully invested because they do not redeem individual shares and typically redeem Creation Unit Aggregations on an in-kind basis.

   o Expenses of the Merger. The Board of Trustees noted that the direct costs of the Merger were proposed to be allocated to FAV and FTHI in accordance with their respective net asset values at the time of the Merger. The Board of Trustees noted that FAV would bear the entirety of the costs allocated to it but that FTHI would bear only 25% of the costs allocated to it, with First Trust agreeing to bear the remaining 75% of such costs. The Board of Trustees determined that the benefits expected to be realized by FAV and FTHI would justify the costs to be borne by each Fund.

   o Avoidance of Proxy Contest and Negotiation of Standstill Agreement. The Board of Trustees considered the potential costs and expenses to FAV of a proxy contest that might be conducted by Bulldog or its affiliates and that these costs and expenses would likely be avoided if the Merger were approved. The Board of Trustees also considered the benefits to FAV and FTHI of the negotiation of the Standstill Agreement with Bulldog.

   o Terms and Conditions of the Plan. The Board of Trustees also considered the terms and conditions of the Plan and whether the Merger would result in the dilution of the interests of existing shareholders of FAV and FTHI in light of the basis on which shares of FTHI will be issued to FAV as contemplated in the Plan.

   Please see "Information About the Merger--Background and Trustees' Considerations Relating to the Proposed Merger" below for a further discussion of the deliberations and considerations undertaken by the Board of Trustees in connection with the proposed Merger.

   The Board of Trustees has concluded that the Merger is in the best interests of FAV and FTHI and the interests of the existing shareholders of FAV and FTHI will not be diluted as a result of the Merger. In the event that shareholders of FAV do not approve the Merger (or shareholders of FTHI do not approve the issuance of shares of FTHI to be issued in the Merger), each Fund will continue to exist and operate on a stand alone basis and the Board of Trustees may take such other actions, if any, that it deems to be in the best interests of the respective Fund.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

   For federal income tax purposes, no gain or loss is expected to be recognized by FAV or its shareholders as a direct result of the Merger other than with respect to the cash paid for fractional shares as explained below. Capital gains, if any, realized prior to the Merger will be distributed to FAV's shareholders as capital gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to FAV's shareholders. Through the Merger, FAV shares will be exchanged, on a tax-free basis for federal income tax purposes, for shares of FTHI with an equal aggregate net asset value, and FAV shareholders will become shareholders of FTHI. In lieu of receiving a fractional share of FTHI, FAV shareholders will receive an amount in cash equal to the net asset value of such fractional share. Please note that FAV shareholders may incur certain tax liabilities if they receive cash in lieu of fractional shares.

COMPARISON OF THE FUNDS

   General. FAV is a diversified, closed-end management investment company organized as a Massachusetts business trust on June 14, 2007. FTHI is a non-diversified, actively managed ETF that was created as a series of First Trust ETF VI, an open-end management investment company organized as a Massachusetts business trust, on January 6, 2014. The following sets forth generally some of the primary differences between a closed-end fund (such as FAV) and an ETF (such as FTHI).

          CLOSED-END FUNDS                         EXCHANGE-TRADED FUNDS

Closed-end funds generally do not          Similar to most closed-end funds,
redeem their outstanding shares or         ETFs trade their shares on a
engage in the continuous sale of new       securities exchange, and persons
shares, and shares of closed-end           wishing to buy or sell shares
funds typically are traded on a            generally may do so through a
securities exchange. Thus, persons         broker-dealer and pay and receive the
wishing to buy or sell closed-end          market price per share (plus or minus
fund shares generally must do so           any applicable commissions). Unlike a
through a broker-dealer and pay or         closed-end fund, ETFs also issue and
receive the market price per share         redeem shares on a continuous basis,
(plus or minus any applicable              at net asset value, in large blocks
commissions). The market price             consisting of a specified number of
may be more (a premium)                    shares, referred to as "Creation
or less (a discount) than the net          Units." Creation Units of FTHI will
asset value per share of the               generally be issued and redeemed
closed-end fund.                           in-kind for securities in which FTHI
                                           invests. Except when aggregated in
In addition, closed-end funds              Creation Units, FTHI shares are not
generally have greater flexibility         redeemable securities of FTHI. First
than ETFs to make certain types of         Trust Portfolios L.P. serves as the
investments and to use certain             principal underwriter of the Creation
investment strategies.                     Units of FTHI. For more information
                                           on the procedures for purchasing and
                                           redeeming Creation Units of FTHI,
                                           please see "Capital Stock; Share
                                           Purchase, Redemption and Pricing;
                                           Underwriters" in the Merger SAI.
                                           These ETF features are designed to
                                           protect ongoing shareholders from
                                           adverse effects that could arise from
                                           frequent cash creation and redemption
                                           transactions such as those that occur
                                           in a conventional mutual fund. In
                                           conventional mutual funds,
                                           redemptions can have an adverse tax
                                           impact on taxable shareholders
                                           because of a mutual fund's frequent
                                           need to sell portfolio securities to
                                           obtain cash to meet fund redemptions.
                                           These sales may generate taxable
                                           gains for the shareholders of the
                                           mutual fund, whereas the in-kind
                                           Creation Unit redemption mechanism of
                                           FTHI generally will not lead to a tax
                                           event for FTHI or its ongoing
                                           shareholders. As a practical matter,
                                           only broker-dealers or large
                                           institutional investors with creation
                                           and redemption agreements, called
                                           "Authorized Participants," can
                                           purchase or redeem these Creation
                                           Units. Shares of FTHI are traded on
                                           Nasdaq to provide liquidity for
                                           purchasers of FTHI shares in amounts
                                           less than the size of a Creation
                                           Unit. The market price of FTHI shares
                                           on Nasdaq may be equal to, more or
                                           less than the net asset value per
                                           share, but shares of ETFs typically
                                           trade in a range closer to net asset
                                           value per share than do shares of
                                           closed-end funds.

   Investment Objectives, Policies and Strategies. The investment objectives and strategies of FAV and FTHI are similar, but have some important distinctions, each as discussed and summarized below. The principal similarities between the investment strategies of FAV and FTHI are as follows: (i) each Fund invests primarily in U.S. equity securities and non-U.S. equity securities that are either directly listed on a U.S. securities exchange or are listed on a U.S. securities exchange in the form of American depositary receipts ("ADRs") or global depositary receipts (GDRs"); (ii) each Fund favors dividend paying equity securities; (iii) each Fund invests in multi-cap equity securities; and (iv) each Fund may engage in an option strategy consisting of writing (selling) U.S. exchange-traded covered call options in order to seek additional cash flow from the premiums received from selling the call options. The primary differences between the investment strategies of FAV and FTHI are as follows: (i) in addition to writing call options on the Index, FAV may further write call options on other equity indices as well as on individual U.S. exchange traded equity securities; (ii) in addition to investing in equity securities, FAV may further invest in debt securities and senior secured floating rate loans as a principal part of its investment strategy; and (iii) FAV may employ leverage. As a result of such differences, FAV is subject to the additional risks associated with such additional investments and strategies. FAV is also sub-advised by Chartwell Investment Partners, LLC, which provides the day-to-day management of FAV's equity securities and option strategy. First Trust manages the Senior Loan/High Yield Debt Component strategy of FAV, but this strategy is not part of FTHI's investment strategy. The similarities and differences between the Funds' investment objectives, principal strategies and policies and non-principal and other investment strategies and policies are highlighted below.

   Each Fund's investment objectives are a fundamental policy of the Fund and may not be changed without the approval of a "majority of the outstanding voting securities" of the respective Fund. A "majority of the outstanding voting securities" means the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or
(ii) more than 50% of the outstanding shares.

   Each Fund's complete portfolio holdings as of the end of the first and third fiscal quarters are filed on Form N-Q with the SEC.

                 FAV                                       FTHI
-------------------------------------      -------------------------------------
                             INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------
The primary investment objective of        The primary investment objective of
FAV is to seek a high level of             FTHI is to provide current income.
current income. FAV has a secondary        FTHI's secondary investment objective
objective of capital appreciation.         is to provide capital appreciation.

                  PRINCIPAL INVESTMENT STRATEGIES AND POLICIES
--------------------------------------------------------------------------------
FAV seeks to achieve its investment        FTHI pursues its investment
objectives by investing at least 80%       objectives by investing in equity
of its managed assets in a                 securities listed on U.S. exchanges
diversified portfolio of dividend          and by utilizing an "option strategy"
paying multi-cap equity securities,        consisting of writing (selling) U.S.
debt securities and senior, secured        exchange-traded call options on the
floating rate loans ("Senior Loans")       Index. In certain instances, FTHI may
that offer the potential for               also write call spreads on the Index.
attractive income and/or capital           The market value of the option
appreciation.                              strategy may be up to 20% of FTHI's
                                           overall net asset value. The notional

                 FAV                                       FTHI
-------------------------------------      -------------------------------------
FAV's portfolio consists of two            value of overall net asset value. The
components: (i) the "Equity                notional value of calls written by
Component," which consists primarily       FTHI will be generally between 25%
of equity securities of both U.S. and      and 75% of the overall Fund.
non-U.S. issuers of any market
capitalization that are readily            The equity securities held by FTHI
traded on a registered U.S. national       may include common stocks, preferred
securities exchange ("Equity               securities, warrants to purchase
Securities"), and (ii) the "Senior         common stocks or preferred
Loan/High Yield Debt Component,"           securities, securities convertible
which primarily consists of (a)            into common stocks or preferred
Senior Loans and (b) debt securities       securities, and other securities with
that are rated below investment grade      equity characteristics, such as
(i.e., "junk bonds") or unrated at         REITs, MLPs and depositary receipts.
the time of purchase and deemed to be
of comparable credit quality ("High        FTHI may invest in non-U.S.
Yield Debt Securities").                   securities that are either directly
                                           listed on a U.S. securities exchange
The Equity Securities in which FAV         or in the form of ADRs and GDRs. As
may invest include common stocks,          of September 30, 2015, FTHI had
preferred securities, convertible          significant investments in
securities, American Depositary            information technology companies.
Receipts ("ADRs"), European
Depositary Receipts, Global
Depositary Receipts ("GDRs"),
warrants, real estate investment
trusts ("REITs"), master limited
partnerships ("MLPs") and investment
companies, including ETFs and
business development companies
("BDCs").

The Senior Loans in which FAV may
invest are made to U.S. and non-U.S.
corporations, partnerships and other
business entities, including entities
from emerging market countries, which
operate in various industries and
geographical regions. The High Yield
Debt Securities in which FAV may
invest include obligations typically
issued by corporations to borrow
money from investors, such as
corporate bonds, debentures, notes
and other similar types of corporate
debt instruments.

On an ongoing and consistent basis,
FAV also writes (sells) call options
on equity indices and/or Equity
Securities within the Equity
Component.

                 FAV                                       FTHI
-------------------------------------      -------------------------------------

                 ADDITIONAL INVESTMENT STRATEGIES AND POLICIES
--------------------------------------------------------------------------------
Under normal market conditions, FAV        In addition to the option strategy,
(i) will invest a majority of its          FTHI may invest up to 10% of the
managed assets in a diversified            market value of its net assets in
portfolio of dividend-paying Equity        futures, options, options on futures,
Securities; (ii) may invest up to 25%      total return swaps, credit default
of its managed assets in U.S.              swaps and forward contracts. FTHI may
dollar-denominated Equity Securities       utilize such derivatives to enhance
of non-U.S. issuers; (iii) will not        return, to hedge some of the risks of
invest more than 20% of its managed        its investments in securities, as a
assets in MLPs; (iv) may invest up to      substitute for a position in the
10% of its managed assets in Equity        underlying asset, to reduce
Securities of other investment             transaction costs, to maintain full
companies (including ETFs and BDCs)        market exposure (which means to
that invest primarily in securities        adjust the characteristics of its
of the type in which FAV may invest        investments to more closely
directly; and (v) may invest up to         approximate those of the markets in
100% of the Senior Loan/High Yield         which it invests), to manage cash
Debt Component in below investment         flows or to preserve capital. In
grade securities.                          attempting to enhance returns and/or
                                           hedge risks, FTHI may buy and write
In addition to writing (selling) call      U.S. exchange-traded options on
options, FAV may enter into certain        single stocks included in the
derivative transactions ("Strategic        portfolio, and/or equity indexes.
Transactions") to seek to manage the
risks of its portfolio securities or
for other purposes to the extent
First Trust or its sub-adviser
determines that the use of Strategic
Transactions is consistent with FAV's
investment objectives and policies.
For instance, the Fund may purchase
call options and purchase and sell
put options on equity indices and/or
Equity Securities within the Equity
Component. The market value of FAV's
Strategic Transactions, if any, is
counted towards FAV's investment,
under normal market conditions, of at
least 80% of its managed assets in
Equity Securities, Senior Loans and
High Yield Debt Securities to the
extent the Strategic Transactions
have economic characteristics similar
to such Equity Securities, Senior
Loans and High Yield Debt Securities.
FAV does not intend to enter into
Strategic Transactions as a principal
part of its investment strategy.

                 FAV                                       FTHI
-------------------------------------      -------------------------------------

                                    LEVERAGE
--------------------------------------------------------------------------------

FAV is authorized to utilize               Aside from FTHI's derivative
leverage. To the extent leverage is        instruments that may include elements
used, FAV is expected to invest the        of leverage and the potential to
funds raised through leverage in           utilize temporary borrowings, FTHI
Senior Loans and High Yield Debt           generally does not employ leverage.
Securities. As of the fiscal year
ended November 30, 2015, FAV had
outstanding borrowings of
approximately $20.8 million and, as
of June 30, 2016, FAV had outstanding
borrowings of approximately $15.7
million.

   Trustees and Officers. The Trustees of First Trust ETF VI (of which FTHI is a series) are the same as those of FAV. The following individuals comprise the Board of Trustees of both First Trust ETF VI and FAV: James A. Bowen, Richard E. Erickson, Thomas R. Kadlec, Robert F. Keith and Niel B. Nielson. The Board of Trustees is responsible for the management of the Funds, including supervision of the duties performed by First Trust as an investment adviser to the Funds. In addition, the officers of First Trust ETF VI are the same as those of FAV. See "Management of the Funds" in the Merger SAI for additional information on the trustees and officers of FTHI.

   Investment Advisers and Portfolio Managers. First Trust Advisors L.P., 120 East Liberty Drive, Wheaton, Illinois 60187, is the investment adviser to the Funds. In this capacity, First Trust provides certain clerical, bookkeeping and other administrative services to each Fund as well as fund reporting services. In addition to the foregoing, First Trust is also responsible for, in the case of FAV, the day-to-day management of the Senior Loan/High Yield Debt Component and the Fund's leverage, and, in the case of FTHI, the selection and ongoing monitoring of the portfolio securities. Chartwell Investment Partners, LLC is a sub-adviser of FAV and is responsible for the day-to-day management of the Equity Component and the option strategy of FAV. Following the Merger, First Trust will continue in its capacity as the investment adviser of FTHI.

   First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust. First Trust discharges is responsibilities subject to the policies of the Board of Trustees of the Funds.

   As of June 30, 2016, First Trust served as advisor or sub-advisor to seven mutual fund portfolios, ten exchange-traded funds consisting of 103 series and 16 closed-end funds. It is also the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P., an affiliate of First Trust, 120 East Liberty Drive, Wheaton, Illinois 60187 ("FTP"). FTP specializes in the underwriting, trading and distribution of unit investment trusts and other securities. FTP is the principal underwriter of the shares of FTHI. As of June 30, 2016, First Trust collectively managed or supervised approximately $96.5 billion through unit investment trusts, exchange traded funds, closed-end funds, mutual funds and separate managed accounts.

   Chartwell, located at 1235 Westlakes Drive, Berwyn, Pennsylvania 19312, is an investment adviser registered with the SEC. Founded in 1997, it is a wholly-owned subsidiary of TriState Capital Holdings, Inc. that focuses on institutional, sub-advisory, and private client relationships and is a research-based equity and fixed-income manager with a disciplined, team-oriented investment process. As of March 31, 2016, Chartwell had approximately $8.6 billion in assets under management.

   The portfolio management team for FAV consists of Mr. Douglas W. Kugler, CFA, and Mr. Peter M. Schofield, CFA, of Chartwell and Mr. William Housey, CFA, and Mr. Scott D. Fries, CFA, of First Trust.

   Mr. Kugler is a Senior Portfolio Manager on Chartwell's large-cap equity portfolio management team and has 19 years of investment industry experience. His areas of focus include the Consumer Discretionary, Industrials, Materials and Technology sectors of the market. He has been a portfolio manager for the Fund since 2007. From 1993 to 2003, he held several positions at Morgan Stanley Investment Management (Miller Anderson & Sherrerd) the last of which was Senior Associate and Analyst for the Large Cap Value team. Mr. Kugler is a member of the CFA (Chartered Financial Analysts) Institute and the CFA Society of Philadelphia. He holds the Chartered Financial Analyst designation. Mr. Kugler earned a Bachelor's degree in Accounting from the University of Delaware.

   Mr. Schofield is a Senior Portfolio Manager on Chartwell's large-cap equity portfolio management team and has 32 years of investment industry experience. His areas of focus include Consumer Staples, Health Care, Industrials and Information Technology. From 2005 to 2010, he was a Co-Chief Investment Officer at Knott Capital. From 1996 to 2005, he was a Portfolio Manager at Sovereign Asset Management. Prior to Sovereign Asset Management, he was a portfolio manager at Geewax, Terker & Company. Mr. Schofield holds the Chartered Financial Analyst designation and is a member of the CFA (Chartered Financial Analysts) Institute and the CFA Society of Philadelphia. Mr. Schofield earned a Bachelor's degree in History from the University of Pennsylvania.

   Mr. Housey joined First Trust in June 2010 as Senior Portfolio Manager in the Leveraged Finance Investment Team and has nearly 18 years of investment experience. Prior to joining First Trust, Mr. Housey was at Morgan Stanley/Van Kampen Funds, Inc. for 11 years and served as Executive Director and Co-Portfolio Manager. Mr. Housey has extensive experience in portfolio management of both leveraged and unleveraged credit products, including senior loans, high-yield bonds, credit derivatives and corporate restructurings. Mr. Housey received a BS in Finance from Eastern Illinois University and an MBA in Finance as well as Management and Strategy from Northwestern University's Kellogg School of Business. Mr. Housey holds the Chartered Financial Analyst designation.

   Mr. Fries joined First Trust in June 2010 as Portfolio Manager in the Leveraged Finance Investment Team and has over 18 years of investment industry experience. Prior to joining First Trust, Mr. Fries spent 15 years and served as Co-Portfolio Manager of Institutional Separately Managed Accounts for Morgan Stanley/Van Kampen Funds, Inc. Mr. Fries received a BA in International Business from Illinois Wesleyan University and an MBA in Finance from DePaul University. Mr. Fries holds the Chartered Financial Analyst designation.

   There are two individuals primarily responsible for portfolio management decisions for FTHI, John Gambla and Rob A. Guttschow.

   Mr. Gambla, CFA, FRM, PRM, is a senior portfolio manager for the Alternatives Investment Team at First Trust. Prior to joining First Trust in July 2011, Mr. Gambla was co-Chief Investment Officer at the Nuveen HydePark Group LLC where he started in 2007. While at Nuveen HydePark Group LLC, Mr. Gambla co-directed investment activities including research, product development, trading, portfolio management and performance attribution. Mr. Gambla also led the research systems and infrastructure development for Nuveen HydePark Group LLC. Previously, Mr. Gambla was a Senior Trader and Quantitative specialist at Nuveen Asset Management. While there, he was responsible for trading all derivatives for the 120+ municipal mutual funds with Nuveen Asset Management. Mr. Gambla, has served in a variety of roles throughout his career including: portfolio management, research, business development and strategy development.

   Mr. Guttschow, CFA, is a senior portfolio manager for the Alternatives Investment Team at First Trust. Prior to joining First Trust in July 2011, Mr. Guttschow was co-Chief Investment Officer at the Nuveen HydePark Group LLC where he started in 2007. While at Nuveen HydePark Group LLC, Mr. Guttschow co-directed investment activities including research, product development, trading, portfolio management and performance attribution. Previously, Mr. Guttschow was an Overlay Manager and Senior Portfolio Manager at Nuveen Asset Management. While there, he developed Nuveen's buy-side derivative desk for fixed income and equity portfolio hedging.

   Pursuant to the Investment Management Agreement between First Trust and FAV, First Trust currently receives an annual investment advisory fee equal to 1.00% of FAV's managed assets. Chartwell receives a monthly sub-advisory fee calculated at an annual rate of 0.50% of FAV's managed assets allocated to Chartwell as the sub-advisor that is paid by First Trust out of its investment advisory fee. Pursuant to the Investment Management Agreement between First Trust and First Trust ETF VI, on behalf of FTHI, First Trust is paid an annual management fee of 0.85% of FTHI's average daily net assets and is responsible for the expenses of FTHI, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses.

CAPITALIZATION

                                                                                                   EXCHANGE ON
                                                               PREEMPTIVE,         RIGHTS TO        WHICH THE
              AUTHORIZED          SHARES        PAR VALUE     APPRAISAL OR        CUMULATIVE        SHARES ARE
   FUND         SHARES        OUTSTANDING(1)    PER SHARE    EXCHANGE RIGHTS        VOTING            LISTED
---------- ---------------- ------------------- ---------- ------------------- ----------------- ----------------
FAV           Unlimited          8,259,517        $0.01           None               None              NYSE

FTHI          Unlimited            350,002        $0.01           None               None             Nasdaq
---------- ---------------- ------------------- ---------- ------------------- ----------------- ----------------

(1)     As of March 31, 2016.


COMPARATIVE FEES AND EXPENSES

   The following table sets forth the fees and expenses of investing in shares of FAV and FTHI and the estimated pro forma fees and expenses of FTHI, as the accounting survivor in the Merger, after giving effect to the Merger. Actual expenses of the combined Fund may be higher. As shown below, the proposed Merger is expected to result in a lower total expense ratio for shareholders of FAV who become shareholders of FTHI as a result of the Merger. However, there can be no assurance that the Merger will result in expense savings.

                                                                                                  PRO FORMA
                                                                              FAV       FTHI    COMBINED FUND
                                                                          ---------- ---------- --------------
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of
offering price)                                                             None(1)    None(2)      None(2)

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
  Management Fees                                                           1.00%(3)   0.85%(4)     0.85%(4)
  Dividend Reinvestment Plan Fees                                           None       None         None
  Distribution and Service (12b-1) Fees(1)                                  0.00%      0.00%(5)     0.00%(5)
  Interest Payments on Borrowed Funds                                       0.20%      0.00%        0.00%
  Other Expenses                                                            0.64%      0.00%        0.00%
                                                                          ---------- ---------- --------------
  Total Annual Fund Operating Expenses                                      1.84%      0.85%        0.85%
                                                                          ---------- ---------- --------------

----------------

(1) As a closed-end fund, FAV trades on the NYSE and does not charge a sales load or a redemption fee. When buying or selling Fund shares, investors will incur customary brokerage commissions and charges.

(2) As an ETF, FTHI trades on Nasdaq and does not charge a sales load or a redemption fee on individual Fund shares. When buying or selling Fund shares, investors will incur customary brokerage commissions and charges. Purchasers of Creation Units of FTHI and shareholders redeeming Creation Units of FTHI must pay a standard creation or redemption transaction fee of $750, as applicable.

(3) The management fee of FAV is based on the managed assets of FAV, which is the average daily gross asset value of the Fund (including assets attributable to the Fund's preferred shares, if any, and the principal amount of borrowings, if any), minus the sum of the Fund's accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes issued by FAV). For purposes of determining managed assets for FAV, the liquidation preference of any outstanding preferred shares of the Fund is not treated as a liability. Currently, FAV has no outstanding preferred shares.

(4) The management fee of FTHI is based on the Fund's average daily net assets and is a unitary fee.

(5) Although FTHI has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before January 31, 2018.

EXAMPLE

   The following example is intended to help you compare the costs of investing in the shares of FTHI on a pro forma basis following the Merger with the costs of investing in FAV and FTHI without the Merger. An investor would pay the following expenses on a $10,000 investment that is held for the time periods provided in the table, assuming that all dividends and other distributions are reinvested and that Total Annual Fund Operating Expenses remain the same. The example also assumes a 5% annual return. The example should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown.

                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
                       ------    -------    -------    --------

FAV                     $187       $579      $995       $2,159
FTHI                    $91        $329      $586       $1,321
FTHI (PRO FORMA)        $91        $329      $586       $1,321

DISTRIBUTIONS AND DIVIDEND REINVESTMENT POLICY

   FAV distributes at least quarterly all, or substantially all, of its net investment income as dividends and its net long-term capital gains at least annually, if any. FTHI distributes its net investment income monthly and its net realized capital gains at least annually, if any. The most recent quarterly distribution on FAV shares of $0.17 per share were paid to FAV shareholders on July 29, 2016 and equates to $0.68 per share annually, equivalent to an annual yield of 7.50% based on the closing price of FAV shares on July 29, 2016, and an annual yield of 7.38% based on the net asset value of FAV shares on July 29, 2016. The most recent monthly distribution on FTHI shares of $0.0775 per share was paid to FTHI shareholders on July 29, 2016 and equates to $0.93 per share annually, equivalent to an annual yield of 4.61% based on the closing price of FTHI shares on July 29, 2016, the payable date for the most recent distribution, and an annual yield of 4.53% based on the net asset value of FTHI on July 29, 2016. FTHI has not established a dividend reinvestment plan such as the one that FAV currently has in place, but dividends may be reinvested automatically in additional FTHI shares if the broker through whom you hold such shares makes this option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to brokerage commissions charged by the broker. FAV has a higher common share distribution rate than FTHI primarily as a result of FAV's use of leverage.

FURTHER INFORMATION REGARDING THE MERGER

   THE BOARD OF TRUSTEES BELIEVES THAT THE PROPOSED MERGER IS IN THE BEST INTERESTS OF EACH FUND. ACCORDINGLY, THE BOARD OF TRUSTEES RECOMMENDS THAT FAV SHAREHOLDERS VOTE FOR APPROVAL OF THE PLAN AND THE MERGER IT CONTEMPLATES, AND THE BOARD OF TRUSTEES RECOMMENDS THAT FTHI SHAREHOLDERS VOTE FOR APPROVAL OF THE ISSUANCE OF FTHI SHARES IN THE MERGER.

   The affirmative vote of a majority of the outstanding voting securities of FAV is required to approve the Plan. The "vote of a majority of the outstanding voting securities" is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the shares of the Fund present at the Meeting, if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund. The vote of a majority of the total votes cast by FTHI shareholders is required to approve the issuance of FTHI shares in the Merger.

   If the Merger is approved by shareholders of FAV and the issuance of additional shares of FTHI in the Merger is approved by shareholders of FTHI, FAV shareholders will receive confirmation of the approval after the Merger is completed, indicating the number of shares of FTHI such FAV shareholders are receiving as a result of the Merger. Otherwise, FAV shareholders will be notified in the next shareholder report of FAV. If the Merger is completed, the number of shares owned by an FAV shareholder will change following the Merger, as the shareholder will own shares in a different entity. However, the total value of the FTHI shares received by an FAV shareholder as a result of the Merger will equal the total value of the FAV shares held by such shareholder at the Valuation Time, less any remaining applicable costs of the Merger. In lieu of receiving a fractional share of FTHI, FAV shareholders will receive an amount in cash equal to the net asset value of such fractional share.

   Because shares of FTHI will not be certificated, FAV shareholders will need to designate a brokerage account that will hold the FTHI shares to be received by the shareholder in the Merger. If FAV shareholders do not designate a brokerage account, they may be limited in the ability to sell their FTHI shares received in the Merger in the secondary market until such account is designated.

                                B. RISK FACTORS

   Aside from the differences noted below, as investment companies following similar strategies, many of the principal risks applicable to an investment in FAV are also applicable to an investment in FTHI. Shares of each Fund may change in value, and an investor could lose money by investing in either Fund. The Funds may not achieve their investment objectives. AN INVESTMENT IN A FUND IS NOT A DEPOSIT WITH A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES RISKS SIMILAR TO THOSE OF INVESTING IN EQUITY SECURITIES OF ANY FUND TRADED ON AN EXCHANGE. RISK IS INHERENT IN ALL INVESTING.

   Principal Risks of FTHI

   The following specific factors have been identified as the principal risks of investing in FTHI. These risks should be considered by shareholders of FAV in their evaluation of the Merger. An investment in FTHI may not be appropriate for all investors. FTHI is not intended to be a complete investment program. Investors should consider their long-term investment goals and financial needs when making an investment decision with respect to FTHI. Shares of FTHI at any point in time may be worth less than an investor's original investment. As indicated, FAV may also be subject to certain of these risks.

COVERED CALL OPTIONS RISK (ALSO APPLICABLE TO FAV)

   There are various risks associated with the Fund writing (or selling) covered call options. As the writer (seller) of a call option, the Fund would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to receive from the Fund any appreciation in the underlying security (or the cash value of the index) over the strike price upon exercise. In effect, the Fund would forgo, during the life of the option, the opportunity to profit from increases in the market value of the underlying security or securities held by the Fund with respect to which the option was written above the sum of the premium and the strike price of the call option, but would retain the risk of loss should the price of the underlying security or securities decline. Therefore, the writing (or selling) of covered call options may limit the Fund's ability to benefit from the full upside potential of its investment strategies.

   In addition, the value of call options written by the Fund is determined by trading activity in the broad options market and will be affected by, among other factors, changes in the value of the underlying security or securities (including those comprising an index) in relation to the strike price, changes in dividend rates of the underlying security or securities; changes in interest rates; and changes in actual or perceived volatility of the stock market and the underlying security or securities and the time remaining until the expiration date. The value of a call option written by the Fund may be adversely affected if the market for the option is reduced or becomes illiquid. There is no assurance that any options strategy will be successful.

DEPOSITARY RECEIPTS RISK (ALSO APPLICABLE TO FAV)

   Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

DERIVATIVES RISK (ALSO APPLICABLE TO FAV)

   FTHI's use of derivatives, such as call options, can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the options. These risks are heightened when FTHI's portfolio managers use options to enhance FTHI's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by FTHI. The purchase of stock index options involves the risk that the premium and transaction costs paid by FTHI in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

   The option positions employed may present additional risk. When selling a call option, FTHI will receive a premium; however, this premium may not be enough to offset a loss incurred by FTHI if the price of the underlying stock or the Index level at the expiration of the call option is above the strike price by an amount equal to or greater than the premium. The value of an option may be adversely affected if the market for the option becomes less liquid or smaller, and will be affected by changes in the value and dividend rates of the stock subject to the option, an increase in interest rates, a change in the actual and perceived volatility of the stock market and the common stock and the remaining time to expiration. Additionally, the value of an option does not increase or decrease at the same rate as the underlying stock(s). In fact, FTHI's use of options may reduce FTHI's ability to profit from increases in the value of the underlying stock(s).

EQUITY SECURITIES RISK (ALSO APPLICABLE TO FAV)

   Because FTHI invests in equity securities, the value of FTHI's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of the capital rises and borrowing costs increase.

INFORMATION TECHNOLOGY COMPANIES RISK (ALSO APPLICABLE TO FAV)

   Information technology companies are generally subject to the following risks: rapidly changing technologies; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, especially those which are Internet related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.

MANAGEMENT RISK (ALSO APPLICABLE TO FAV)

   FTHI is subject to management risk because it is an actively managed portfolio. In managing FTHI's investment portfolio, FTHI's investment adviser will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that FTHI will meet its investment objectives.

MARKET RISK (ALSO APPLICABLE TO FAV)

   Market risk is the risk that a particular security owned by FTHI or shares of FTHI in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of FTHI could decline in value or underperform other investments.

NON-DIVERSIFICATION RISK

   Unlike FAV, FTHI is classified as "non-diversified" under the 1940 Act. As a result, FTHI is only limited as to the percentage of its assets that may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). FTHI may invest a relatively high percentage of its assets in a limited number of issuers. As a result, FTHI may be more susceptible than FAV to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

NON-U.S. SECURITIES RISK (ALSO APPLICABLE TO FAV)

   FTHI holds non-U.S. securities that are either directly listed on a U.S. securities exchange or in the form of depositary receipts. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries.

PORTFOLIO TURNOVER RISK (ALSO APPLICABLE TO FAV)

   FTHI's strategy may frequently involve buying and selling portfolio securities to rebalance FTHI's exposure to various market sectors. High portfolio turnover may result in FTHI paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause FTHI's performance to be less than you expect.

SMALL FUND RISK (ALSO APPLICABLE TO FAV)

   FTHI currently has fewer assets than larger funds, and like other relatively smaller funds, large inflows and outflows may impact FTHI's market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. Also, during the initial invest-up period, FTHI may depart from its principal investment strategies and invest a larger amount or all of its assets in cash equivalents or it may hold cash.

SMALLER COMPANIES RISK (ALSO APPLICABLE TO FAV)

   Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

   Principal Risks of FAV

   The investment objectives and strategies of FAV and FTHI are similar, but they also have some important distinctions, as discussed in this Joint Proxy Statement/Prospectus. The principal differences between the investment strategies of FAV and FTHI are as follows: (i) in addition to writing call options on the Index, FAV may further write call options on other equity indices as well as on individual U.S. exchange traded equity securities; (ii) in addition to investing in equity securities, FAV may further invest in debt securities and senior secured floating rate loans as a principal part of its investment strategy; and (iii) FAV may employ leverage. As a result of such differences, FAV is subject to the following additional risks associated with such additional investments and strategies that are not associated with FTHI:

DEBT SECURITIES RISK

   Debt securities are subject to certain risks, including: (i) issuer risk (the risk that the value of debt securities may decline for a number of reasons which directly relate to the issuer); (ii) interest rate risk (the risk that debt securities will decline in value because of changes in market interest rates);
(iii) liquidity risk (the risk that the securities will not be able to be sold at the time desired by FAV or at prices approximating the value at which FAV is carrying the securities on its books); (iv) prepayment risk (the risk that during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing FAV to reinvest the proceeds from such prepayment in lower yielding securities); and
(v) reinvestment risk (the risk that income from FAV's portfolio will decline if FAV invests the proceeds from matured, traded or called bonds at market interest rates that are below FAV portfolio's current earnings rate).

LEVERAGE RISK

   The use of leverage by FAV can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Moreover, leverage involves additional risks and special considerations for common shareholders including:
(i) the likelihood of greater volatility of net asset value and market price of common shares than a comparable portfolio without leverage; (ii) the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any preferred shares of beneficial interest that FAV may pay will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; and (iii) the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if FAV were not leveraged, which may result in a greater decline in the market price of the common shares. In addition, shareholders should be aware that the investment advisory fee payable to First Trust will be, and the sub-advisory fee payable by First Trust to Chartwell may be, higher than if FAV did not use leverage because "managed assets" for purposes of computing such fees includes the proceeds of leverage. There is no assurance that a leveraging strategy will be successful.

SENIOR LOAN RISK

   An investment in Senior Loans involves risk that the borrowers under Senior Loans may default on their obligations to pay principal or interest when due. Such payment defaults would result in a reduction of income to FAV, a reduction in the value of the investment and a potential decrease in the net asset value of FAV. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan's value. There can be no assurance that any collateral could be readily liquidated or that the liquidation of such collateral would satisfy the borrower's obligation in the event of non-payment of scheduled interest or principal. In the event of the bankruptcy or insolvency of a borrower, FAV could experience delays and limitations on its ability to realize the benefits of the collateral securing the Senior Loan.

   Additionally, certain Senior Loans may have a lower than first lien priority on collateral of the borrower and, as such, these loans are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to those loans with a higher priority. If FAV acquires a Senior Loan from another lender, for example, by acquiring a participation, FAV may also be subject to credit risks with respect to that lender. Senior Loans are typically structured as floating rate instruments in which the interest rate payable on the obligation fluctuates with interest rate changes.

   As a result, the yield on Senior Loans will generally decline in a falling interest rate environment causing FAV to experience a reduction in the income it receives from a Senior Loan. Senior Loans are generally below investment grade quality and may be unrated at the time of investment; are generally not registered with the SEC or state securities commissions; and are generally not listed on any securities exchange. Illiquidity and adverse market conditions may mean that FAV may not be able to sell Senior Loans quickly or at a fair price. In addition, the amount of public information available on Senior Loans is generally less extensive than that available for other types of assets.

   Principal Investment Structure Risks

   In addition to the above risks, the differences in the investment structure between FAV as a closed-end fund and FTHI as an ETF further differentiate the risks associated with each Fund. In general terms, shares of closed-end funds are more susceptible to trading at a discount to their net asset value than ETF shares (and, conversely, shares of ETFs are less likely to trade at a premium to their net asset value than closed-end fund shares); there is less transparency into the portfolio holdings of a closed-end fund than an ETF; closed-end funds are more likely than ETFs to generate taxable gains for their shareholders; the use of leverage by closed-end funds may magnify losses and increase volatility (or, alternatively, ETFs may be limited in their ability to generate a higher rate of return than may otherwise be possible through the use of leverage); and closed-end funds typically have higher fees and expenses than ETFs.

   Principal Risks Related to the Proposed Merger

   The following are principal risks related to the proposed Merger:

MERGER RISK

   On March 18, 2016, FAV issued a press release announcing that the Board of Trustees had approved the Merger and the Plan. Following the announcement, FAV's market price increased, substantially reducing the Fund's discount. In the event the Merger does not occur, FAV's market price may fall, irrespective of its performance.

TAX RISK

   In addition to the foregoing risks of investing in FTHI, tax risk is associated with the proposed Merger. FAV's counsel is giving an opinion that the Merger will be a tax-free reorganization for federal income tax purposes. See "Information about the Merger - Federal Income Tax Consequences." However, no ruling is being sought from the Internal Revenue Service (the "IRS") to determine whether the IRS in fact agrees with the opinion of FAV's counsel. The opinion of FAV's counsel is not binding upon the IRS, and the IRS could take a position different from that reflected in the opinion. The opinion does not address state or foreign tax consequences of the Merger, which could vary from state to state and country to country. The opinion relies upon the current statute and regulations, portions of which have been changed recently and have not yet been subject to full and complete interpretation by the courts. In addition, tax laws and rules may change in the future, and some changes may apply retroactively. The opinion only addresses current law.

   The opinion also relies on certain representations by the parties to the Merger as to current facts and future behavior. If such representations are not in fact correct, the Merger could be viewed as a taxable sale of the assets of FAV to FTHI resulting in gain recognition to FAV. No reserves are being created to fund any such tax liability, and it is not anticipated that any portion of the distribution of shares will be designated as a capital gain distribution. Under such circumstances, the shareholders of FAV would individually owe taxes on the gain recognized in the Merger, and potentially for their proportionate portion of the taxes of FAV.

                        C. INFORMATION ABOUT THE MERGER

GENERAL

   The Board of Trustees of FAV has unanimously approved, and the shareholders of FAV are being asked to approve, the Plan by and among FAV, First Trust ETF VI, on behalf of FTHI, and Merger Sub, the form of which is attached to this Joint Proxy Statement/Prospectus as Exhibit A, and the transactions it contemplates, including the merger of FAV with and into the Merger Sub in exchange for shares of FTHI and the subsequent liquidation of the Merger Sub, on a tax-free basis for federal income tax purposes as provided for herein. The Board of Trustees believes that current shareholders of FAV who become shareholders of FTHI as part of the Merger should be able to sell their FTHI shares at or close to net asset value while also allowing FAV's shareholders the opportunity to continue their investment in an equity income strategy. In addition, as FTHI pays a lower management fee than FAV, FTHI is expected to maintain a lower total operating expense ratio than FAV following the Merger. The Board of Trustees has determined that the proposed Merger is in the best interests of each respective Fund and that the interests of each respective Fund's existing shareholders will not be diluted as a result of the transactions contemplated by the Merger.

   The affirmative vote of a majority of the outstanding voting securities of FAV is required to approve the Plan. The "vote of a majority of the outstanding voting securities" is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the shares of the Fund present at the Meeting, if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund. In order to consummate the proposed Merger, shareholders of FTHI also must approve the issuance of shares of FTHI in the Merger, as discussed under Proposal No. 2 below. Abstentions and broker non-votes will be treated as present for purposes of determining a quorum at the Meeting. Abstentions and broker non-votes will have the same effect as a vote against the approval of the Plan and the Merger it contemplates.

   The discussion of the Plan herein is qualified in its entirety by reference to the full text of the Plan.

TERMS OF THE MERGER

   Pursuant to, and subject to the conditions contained in, the Plan, the proposed Merger seeks to combine the Funds, which have similar investment objectives, strategies and risks, but also have important distinctions. The Plan provides for the merger of FAV with and into the Merger Sub, with shares of FAV being converted into newly issued shares of FTHI (with cash being distributed in lieu of any fractional shares of FTHI). As a result, all of the assets of FAV will be transferred to the Merger Sub and the Merger Sub will assume all of the liabilities of FAV, including without limitation FAV's indemnification obligations to its trustees and officers. As soon as practicable following the completion of the merger, the Merger Sub will liquidate and distribute its assets to FTHI and FTHI will assume the liabilities of the Merger Sub, in complete liquidation and dissolution of the Merger Sub under Massachusetts law. The aggregate net asset value of FTHI shares received by the shareholders of FAV in the Merger will equal the aggregate net asset value (and not the market value) of the FAV shares held by such shareholders as of the Valuation Time, less any remaining applicable costs of the Merger. Through the Merger, shares of FAV would be exchanged on a tax-free basis for federal income tax purposes for shares of FTHI. Following the consummation of the Merger, the legal existence of FAV and its registration under the 1940 Act will be terminated. In the event that shareholders of FAV do not approve the Merger or shareholders of FTHI do not approve the issuance of shares of FTHI to be issued in the Merger, each Fund will continue to exist and operate on a stand alone basis and the Board of Trustees may take such other actions, if any, that it deems to be in the best interests of the respective Fund.

   The newly issued FTHI shares in the Merger will be distributed (either directly or through an agent) to FAV shareholders upon the conversion of their FAV shares by opening shareholder accounts on the share ledger records of FTHI in the names of and in the amounts due to the shareholders of FAV based on their respective holdings in FAV as of the Valuation Time. Ownership of FTHI shares will be shown on the books of FTHI's transfer agent, and FTHI will not issue certificates representing FTHI shares in connection with the Merger, except for any global share certificate or certificates required by a securities depository in connection with the establishment of book-entry ownership of FTHI shares.

   No fractional FTHI shares will be distributed to FAV shareholders and, in lieu of such fractional shares, FAV shareholders will receive cash. In the event FAV shareholders would be entitled to receive fractional FTHI shares, FTHI's transfer agent will aggregate such fractional common shares and sell the resulting whole shares on the exchange on which such shares are listed for the account of all such FAV shareholders, and each such FAV shareholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional FTHI shares, FTHI's transfer agent will act directly on behalf of the FAV shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to FAV shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

   FAV has agreed to dispose of assets that do not conform to FTHI's investment objectives, policies and restrictions at the request of FTHI prior to completion of the Merger. In addition, if it is determined that the FAV and the FTHI portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon FTHI with respect to such investments, FAV, if requested by FTHI, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the closing date of the Merger. FAV currently believes it will be able to and expects to sell all of the debt securities in its portfolio prior to completion of the Merger. Management of FAV estimates that such sales will result in an aggregate realized net loss of approximately $326,000 on the debt securities in its portfolio. FAV may declare a taxable distribution that, together with all previous distributions, will have the effect of distributing to FAV shareholders all of its net investment income and, if any, net realized capital gains, net of brokerage commissions, through the date of the Merger. On an aggregate basis, capital gains on the sale of securities, however, are not expected. Although capital gains are not expected, the sale of such investments may increase the taxable distribution to shareholders of FAV occurring prior to the Merger above that which they would have received absent the Merger. However, FAV also will seek to terminate its agreements pursuant to which it utilizes leverage in its portfolio prior to the Merger, which may result in indirect costs to be borne by FAV and net investment losses or net realized capital losses. It is estimated that portfolio repositioning and deleveraging will result in transaction costs payable by FAV in advance of the Merger of approximately $1,000. As of June 30, 2016, First Trust believed that all of the equity securities held by FAV would be eligible investments for FTHI. Additionally, as of the fiscal year ended November 30, 2015, FAV had outstanding borrowings of approximately $20.8 million and, as of June 30, 2016, FAV had outstanding borrowings of approximately $15.7 million.

   The direct expenses incurred in connection with the Merger (whether or not the Merger is consummated) will be allocated between FAV and FTHI, pro rata, based on the value of their respective assets held as of the Valuation Time. Direct Merger-related expenses include, without limitation: (a) expenses associated with the preparation and filing of this Joint Proxy Statement/Prospectus and related proxy materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by the Funds; (f) solicitation costs; and (g) other related administrative or operational costs. However, the Board of Trustees noted that First Trust has agreed to bear 75% of the costs of the Merger allocated to FTHI. Management of the Funds estimates that the amount of direct expenses to be incurred by the Funds will be approximately $325,000. As a result, FAV and ultimately its shareholders will bear substantially all of the direct and indirect costs and expenses incurred in connection with the Merger.

   The Plan may be terminated and the Merger abandoned due to (i) mutual agreement of First Trust ETF VI, on behalf of FTHI, and FAV; (ii) a breach by the non-terminating party of any representation, or warranty, or agreement to be performed at or before the closing of the merger, if not cured within 30 days of the breach and prior to the closing; (iii) a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or (iv) a determination by the Board of Trustees that the consummation of the transactions contemplated in the Plan is not in the best interests of either Fund involved in the transactions contemplated by the Plan.

   If the proposals of FAV and FTHI as presented in this Joint Proxy Statement/Prospectus are approved at the Meeting, the Merger is expected to be completed shortly after the meeting.

BACKGROUND AND TRUSTEES' CONSIDERATIONS RELATING TO THE PROPOSED MERGER

   In March 2016, the Board of Trustees of each FAV and First Trust ETF VI, on behalf of its series FTHI, approved the Merger of FAV into FTHI pursuant to the Plan. (The Boards of Trustees of each of FAV and First Trust ETF VI are comprised of the same five individuals and are referred to herein as the "Board of Trustees.") For the reasons discussed below, the Board of Trustees determined that the proposed Merger pursuant to the Plan would be in the best interests of FAV and FTHI and that the interests of the existing shareholders of FAV and FTHI would not be diluted as a result of the Merger.

   The Board of Trustees regularly reviews FAV's trading and performance and regularly considers whether to take measures to attempt to address any discounts to net asset value at which FAV shares are trading. The Board of Trustees noted that FAV's discount had widened during 2015 and that on multiple occasions during 2015 and early 2016, First Trust discussed with the Board of Trustees potential options for addressing FAV's trading discount. During the fourth quarter of 2015, the Board of Trustees was informed that Bulldog had acquired beneficial ownership of a significant percentage of FAV's outstanding shares. In January 2016, Bulldog submitted a letter to FAV informing FAV of its intent at the 2016 annual meeting of FAV's shareholders to nominate two nominees for election as trustees of FAV and to submit a proposal for a vote by shareholders that "[t]he board of trustees should consider adopting a plan to afford stockholders an opportunity to realize net asset value". At a special meeting of the Board of Trustees held on February 1, 2016, First Trust discussed with the Board of Trustees the Bulldog Proposals and a proposed response and also discussed its preliminary review of a potential merger of FAV into FTHI, noting that it would provide further analysis of potential options for addressing FAV's trading discount at the quarterly March Board meeting.

   At the March 6-7, 2016 quarterly meeting of the Board of Trustees, First Trust presented an analysis of several options to address FAV's trading discount. These options included liquidating FAV, converting FAV to an open-end fund, reorganizing FAV into another First Trust closed-end fund and merging FAV into FTHI. First Trust expressed its view that merging FAV into FTHI was the most attractive option for FAV and FTHI shareholders, given the compatibility of the investment strategies of the two Funds, the expectation that the merger would significantly narrow the trading discount for FAV shareholders and the expected increased size and liquidity of FTHI after the merger. First Trust recommended that the Board of Trustees approve the Merger of FAV into FTHI pursuant to the Plan.

   In advance of the March 6-7, 2016 meeting, First Trust had provided the Board of Trustees with materials relating to the proposed Merger. Prior to approving the Merger, the Trustees who are not "interested persons" of FAV or FTHI (as defined in the 1940 Act) (the "Independent Trustees") reviewed the information provided with their independent legal counsel and with management, reviewed with independent legal counsel applicable law and their duties in considering such matters and met with independent legal counsel in a private session without management present.

   Based upon the foregoing and the considerations discussed below, the Board of Trustees, including all of the Independent Trustees, approved the Merger pursuant to the Plan subject to further discussions with Bulldog on matters related to the Merger and the Bulldog Proposals and to final approval by the Board of Trustee's Executive Committee. On March 18, 2016, following discussions with Bulldog and the negotiation of a Standstill Agreement among FAV, First Trust and Bulldog, the Executive Committee provided final approval of all matters related to the proposed Merger. The Board of Trustees recommends that shareholders of FAV vote to approve the Merger in accordance with the Plan and that shareholders of FTHI vote to approve the issuance of common shares to FAV shareholders in the Merger. In determining to recommend that shareholders vote to approve these proposals, the Board of Trustees considered, among other things, the following factors:

   o Ability to Obtain Net Asset Value for FAV Shares. The proposed Merger may have the effect of allowing FAV shareholders to obtain net asset value or near net asset value for their shares (for shareholders who become shareholders of FTHI as a result of the Merger). The Board of Trustees noted that FAV's shares have historically traded at a discount from their net asset value. The Board of Trustees considered that if the Merger is approved and consummated, FAV shareholders would receive FTHI shares with an aggregate net asset value equal to the net asset value of their FAV shares held as of the Valuation Time, less any remaining applicable costs of the Merger. The Board of Trustees considered that ETFs (including FTHI) historically trade at or very close to their net asset value, and noted that after the Merger, current shareholders of FAV who become shareholders of FTHI as part of the Merger should be able to sell all of their FTHI shares at or close to net asset value.

   o Comparison of Fees and Expense Ratios. The Board of Trustees considered comparative expense information of FAV and FTHI, including comparisons between the current advisory fee rates and expense ratios for FAV and FTHI and the estimated pro forma advisory fee rate and expense ratio of the combined fund. The Board of Trustees noted that FTHI has a unitary management fee and that the unitary management fee of FTHI would not change as a result of the Merger. The Board of Trustees considered that the unitary management fee was lower than the advisory fee and expense ratio of FAV and that FAV shareholders were expected to enjoy cost savings as a result of the Merger.

   o Compatibility of Investment Objectives and Policies. The Board of Trustees noted that FAV and FTHI have similar primary investment objectives that focus on the provision of current income. The Board of Trustees noted that each Fund's secondary investment objective is to provide capital appreciation. The Board of Trustees noted that both Funds invest in equity securities and write (sell) call options to generate additional premium income. The Board of Trustees considered that a portion of FAV's investment portfolio was expected to be sold prior to the closing of the Merger, as a result of portfolio repositioning, and that, if such sales occurred, these sales were expected to result in brokerage commissions and other costs to be borne by FAV prior to the closing of the Merger. The Board of Trustees also noted that FAV is a leveraged closed-end fund and that FAV would need to eliminate its leverage prior to the closing of the Merger, which would result in additional sales of portfolio securities and related expenses prior to the closing of the Merger.

   o Fund Performance and Distribution Rates. The Board of Trustees reviewed the performance of FAV and FTHI, noting that while FTHI commenced operations in 2014 and therefore has a limited performance record, its performance returns for the 1-month, 3-month, 6-month and 1-year periods ended January 31, 2016 were favorable to the performance returns of FAV over the same periods. The Board of Trustees also compared the Funds' distribution rates, noting that FAV has a higher common share distribution rate than FTHI primarily as a result of FAV's use of leverage.

   o Anticipated Tax-Free Reorganization; Capital Loss Carryforwards. The Board of Trustees noted First Trust's statement that the Merger will be structured with the intention that it qualify as a tax-free reorganization for federal income tax purposes and that FAV and FTHI will obtain an opinion of counsel substantially to this effect (based on certain factual representations and certain customary assumptions). In addition, the Board of Trustees noted First Trust's statement that a portion of FAV's capital loss carryforwards could be transferred to FTHI in the Merger.

   o Improved Trading and Liquidity. The Board of Trustees considered that the Merger was expected to result in an increase in the size and common share float of FTHI, which in turn may result in increased trading volume of FTHI shares, improved liquidity and narrower bid-ask spreads.

   o ETF Structure. The Board of Trustees considered the favorable tax attributes of ETFs, that shareholders of FAV who become shareholders of FTHI as a result of the Merger will continue to receive the benefit of intra-day liquidity and that ETFs can generally remain fully invested because they do not redeem individual shares and typically redeem Creation Unit Aggregations on an in-kind basis.

   o Expenses of the Merger. The Board of Trustees noted that the direct costs of the Merger were proposed to be allocated to FAV and FTHI in accordance with their respective net assets at the time of the Merger. The Board of Trustees noted that FAV would bear the entirety of the costs allocated to it but that FTHI would bear only 25% of the costs allocated to it, with First Trust agreeing to bear the remaining 75% of such costs. The Board of Trustees noted First Trust's estimate that shareholders of FAV who continued as shareholders of FTHI after the Merger would recoup the direct Merger costs in approximately 5 months due to the lower ongoing expense ratio of FTHI. The Board of Trustees also noted the indirect costs to be borne by FAV as a result of portfolio repositioning, if any, and the removal of leverage prior to the Merger. The Board of Trustees determined that the benefits expected to be realized by FAV and FTHI would justify the costs to be borne by each Fund.

   o Avoidance of Proxy Contest and Negotiation of Standstill Agreement. The Board of Trustees considered the potential costs and expenses to FAV of a proxy contest that might be conducted by Bulldog or its affiliates and that these costs and expenses would likely be avoided if the Merger were approved. The Board of Trustees also considered the benefits to FAV and FTHI of the negotiation of the Standstill Agreement with Bulldog.

   o Terms and Conditions of the Plan. The Board of Trustees also considered the terms and conditions of the Plan and whether the Merger would result in the dilution of the interests of existing shareholders of FAV and FTHI in light of the basis on which shares of FTHI will be issued to FAV as contemplated in the Plan.

   Based upon on all of the foregoing considerations, the Board of Trustees approved the proposed Plan and the Merger contemplated thereby and determined that the proposed Merger would be in the best interests of FAV and FTHI. The Board of Trustees also determined that the interests of the existing shareholders of FAV and FTHI would not be diluted as a result of the consummation of the Merger. THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF FAV APPROVE THE PLAN AND THE MERGER, AND THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF FTHI APPROVE THE ISSUANCE OF COMMON SHARES TO FAV SHAREHOLDERS IN THE MERGER.

CAPITALIZATION

   The following table sets forth the unaudited capitalization of each Fund as of March 31, 2016, and the pro forma combined capitalization of FTHI as the accounting survivor in the Merger as if the Merger had occurred on such date. The following is for informational purposes only. No assurance can be given as to how many shares of FTHI will be received by the shareholders of FAV on the date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of FTHI that actually will be received on or after such date.


                                                                 FAV             FTHI        PRO FORMA         FTHI PRO FORMA
                                                                                           ADJUSTMENTS(1)     COMBINED FUND(2)
SHAREHOLDERS' EQUITY:
Common Shares, $0.01 par value per share,
8,259,517  shares outstanding for FAV, 350,002
shares  outstanding for FTHI, 4,067,949 shares               $     82,595     $    3,500     $ (45,416)       $     40,679(3)
outstanding  for FTHI Pro Forma Combined Fund(2)

Paid-in Surplus                                               135,726,740      7,031,786      (279,699)        142,478,827
Undistributed net investment income (loss)                       (552,316)      (106,702)           --            (659,018)
Net realized gain (loss) from investment transactions         (56,191,382)      (227,041)     (662,689)        (57,081,112)(4)
Net unrealized appreciation (depreciation) of investments      (5,058,557)       266,776       662,689          (4,129,092)

NET ASSETS                                                   $ 74,007,080     $6,968,319     $(325,115)(5)    $ 80,650,284

-----------------------------------
(1) The total amount of the pro forma adjustment represents the estimated costs and expenses of the Merger transaction relating to professional service fees, printing costs and mailing charges. The pro forma adjustment associated with the common shares represents the difference (based on balances presented as of March 31, 2016 - see footnote 2 below) between the estimated number of common shares outstanding after the closing of the Merger and the number of common shares of FAV and FTHI that existed prior to the Merger. Also see footnote 5 below.

(2) The adjusted balances are presented as if the Merger were effective as of March 31, 2016 for information purposes only. The actual closing date of the Merger is expected to be promptly after shareholder approval of the Merger, at which time the results would be reflective of the actual composition of shareholders' equity at that date.

 (3) Assumes the issuance of 3,717,947 of FTHI common shares in the Merger which number is based on the net asset value of the FTHI common shares and the net asset value of FAV common shares, as of March 31, 2016. The issuance of such number of FTHI Common Shares would result in the distribution of approximately 0.4501 shares of FTHI for each common share of FAV, based on the net asset values of FTHI common shares of approximately $19.91 and FAV common shares of approximately $8.96, each as of March 31, 2016 and each of such net asset values as further reduced by the per share allocation of the costs and expenses of the Merger transaction as discussed in footnote 1 above.

 (4) FAV currently has approximately $54.5 million of tax loss carry forwards from investment transactions, of which approximately $30.3 million will expire on the earlier of the completion of the Merger or upon FAV's fiscal year end of November 30, 2016. The remaining tax loss carry forwards will be carried forward to FTHI upon completion of the Merger; however, if the Merger occurs prior to September 30, 2016, an additional $17.3 million in tax loss carry forwards will expire on that date.

 (5) Includes the impact of estimated Merger costs of $295,855 and $29,260 for FAV and FTHI, respectively. First Trust has agreed to reimburse FTHI 75% of the expenses payable by FTHI.

DESCRIPTION OF THE SHARES TO BE ISSUED BY FTHI

   General. As a general matter, the shares of FAV and FTHI have similar voting rights and the same rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of their respective Fund and have no rights to cumulative voting. Holders of whole shares of each Fund are entitled to one vote per share on any matter on which the shares are entitled to vote, while each fractional share is entitled to a proportionate fractional vote. Furthermore, the provisions set forth in the Declaration of Trust of FAV are similar to the provisions set forth in the Declaration of Trust of First Trust ETF VI. See "Additional Information About FAV and FTHI - Charter Documents" below for additional discussion of each Fund's charter documents.

   Under the charter documents of FAV, shareholders of FAV are entitled to dissenters' rights of appraisal with respect to the merger of FAV with and into the Merger Sub only if authorized by the Trustees, and the Trustees have not granted such rights to the shareholders of FAV. Similarly, shareholders of FAV have no preference, preemptive, conversion or exchange rights, except as the Trustees may determine from time to time.

   The shares of FAV are currently listed and traded on the NYSE under the symbol FAV. If the Merger is consummated, FAV shares will no longer be listed on the NYSE and FAV will be dissolved, liquidated and terminated as provided in the Plan. The shares of FTHI are currently listed and traded on Nasdaq. Reports, proxy materials and other information concerning FAV may be inspected at the offices of the NYSE, 11 Wall Street, New York, New York 10005, and reports, proxy materials and other information concerning FTHI may be inspected at the offices of Nasdaq, 165 Broadway, New York, New York 10006.

   The FTHI shares, when issued in the Merger, will be fully paid and non-assessable and have no rights to cumulative voting. Shareholders of FTHI have no preference, preemptive, conversion or exchange rights, except as the Trustees may determine from time to time.

   Because shares of FTHI will not be certificated, shareholders who hold FAV shares directly and not in "street name" through a broker-dealer will need to designate a brokerage account that will hold their FTHI shares to be issued in the Merger. If a shareholder does not designate a brokerage account, such shareholder may be limited in the ability to sell their FTHI shares in the secondary market until such account is designated.

   Distributions and Dividend Reinvestment Plan. FAV distributes at least quarterly all, or substantially all, of its net investment income as dividends and its net long-term capital gains at least annually, if any. FTHI distributes its net investment income monthly and its net realized capital gains at least annually, if any. FAV has a higher common share distribution rate than FTHI primarily as a result of FAV's use of leverage. FTHI has not established a dividend reinvestment plan such as the one that FAV currently has in place, but dividends may be reinvested automatically in additional FTHI shares if the broker through whom you hold such shares makes this option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to brokerage commissions charged by the broker.

   Share Price Data. The following tables set forth for each of FAV and FTHI for the periods indicated therein: (i) the high and low sales prices for common shares reported as of the end of the day on the corresponding stock exchange of FAV and FTHI, (ii) the high and low net asset values of the common shares, and
(iii) the high and low of the premium/(discount) to net asset value (expressed as a percentage) of the common shares.

                                        FAV
                                        ---
                                                         PREMIUM/(DISCOUNT) AS A
                     MARKET PRICE     NET ASSET VALUE      % OF NET ASSET VALUE
                    --------------    ---------------    -----------------------
QUARTER ENDED       HIGH      LOW      HIGH      LOW         HIGH       LOW
--------------------------------------------------------------------------------
May 31, 2016        $8.90    $8.00     $9.24    $8.55       -2.33%     -6.70%
February 29, 2016   $8.61    $7.26     $9.38    $7.96       -5.56%    -12.47%
November 30, 2015   $8.40    $7.60     $9.41    $8.75       -9.68%    -14.81%
August 31, 2015     $8.82    $7.45    $10.11    $8.69      -12.50%    -15.44%
May 31, 2015        $9.05    $8.72    $10.24    $9.82      -10.27%    -13.47%
February 28, 2015   $9.26    $8.62    $10.25    $9.65       -8.50%    -11.71%
November 30, 2014   $9.38    $8.45    $10.40    $9.63       -9.37%    -12.50%
August 31, 2014     $9.57    $8.93    $10.56    $9.96       -8.17%    -10.90%
May 31, 2014        $9.22    $8.59    $10.17    $9.66       -8.53%    -12.59%
February 28, 2014   $8.80    $8.16     $9.92    $9.25      -10.31%    -13.03%
November 30, 2013   $8.75    $8.10     $9.76    $9.18       -9.62%    -12.54%
August 31, 2013     $8.64    $7.90     $9.57    $8.98       -9.57%    -13.19%
May 31, 2013        $8.47    $8.01     $9.53    $8.90       -8.48%    -11.55%
February 28, 2013   $8.16    $7.37     $8.99    $8.46       -8.21%    -12.98%

   FAV's common shares have historically traded at an amount less than their net asset value.

   As of March 4, 2016 (the last trading day prior to the date the Board of Trustees of FAV approved the Merger), FAV's net asset value was $8.74 per share and the closing price of its shares on the NYSE was $8.20 per share (reflecting a 6.18% discount). Recently FAV's market discount has narrowed. Management believes that this is attributable to market activity following the announcement of the proposed Merger. Should the Merger not occur, the discount at which FAV's shares have tended to trade is likely to return to more typical levels. The discount level of FAV shares at the time of the Merger cannot be predicted.



                                      FTHI
                                      ----
                                                         PREMIUM/(DISCOUNT) AS A
                     MARKET PRICE     NET ASSET VALUE      % OF NET ASSET VALUE
                    --------------    ---------------    -----------------------
QUARTER ENDED       HIGH      LOW      HIGH      LOW         HIGH       LOW
--------------------------------------------------------------------------------
March 31, 2016      $19.99  $18.32    $19.98   $18.32        0.39%     -0.29%
December 31, 2015   $20.60  $19.15    $20.43   $19.15        1.94%     -0.41%
September 30, 2015  $20.76  $18.52    $20.77   $18.49        4.80%     -0.62%
June 30, 2015       $21.05  $20.34    $21.03   $20.32        0.43%     -0.57%
March 31, 2015      $21.10  $20.13    $21.15   $20.12        0.94%     -0.56%
December 31, 2014   $20.68  $19.30    $20.69   $19.31        0.33%     -0.33%
September 30, 2014  $20.71  $19.92    $20.73   $19.91        0.40%     -0.31%
June 30, 2014       $20.71  $19.67    $20.66   $19.65        0.42%     -0.76%
March 31, 2014      $20.10  $18.86    $20.07   $18.84        0.89%     -0.24%

   FTHI's common shares have historically traded at or near their net asset value.

   As of March 4, 2016 (the last trading day prior to the date the Board of Trustees of FTHI approved the Merger), FTHI's net asset value was $19.48 per share and the closing price of its shares on Nasdaq was $19.48 per share (reflecting no premium or discount as of such date). The premium/discount level of FTHI shares at the time of the Merger cannot be predicted but ETFs have historically traded at or very close to their net asset values.

STANDSTILL AGREEMENT

   In considering the proposed Merger, the Board of Trustees considered the impact of and costs associated with the activities and proposals of Bulldog. In January 2016, FAV received a letter dated January 15, 2016 from a fund controlled by Bulldog purporting to nominate two individuals for election at the 2016 annual meeting of shareholders of FAV and informing FAV of its intent to appear at the meeting and submit the following proposal for a vote by shareholders: "The board of trustees should consider adopting a plan to afford stockholders an opportunity to realize net asset value." On March 18, 2016, FAV, First Trust, and Bulldog entered into the Standstill Agreement. Under the Standstill Agreement, Bulldog agreed to withdraw the Bulldog Proposals and, subject to limited exceptions for FAV shares held by certain closed-end funds managed by Bulldog, Bulldog agreed to vote or cause to be voted all shares of FAV for which it has the power to vote or to direct the vote, or shares the power to vote, in favor of the Merger. Further, through December 31, 2017, with respect to the Funds, any successor fund to the Funds and any other closed-end management investment companies currently advised by First Trust, Bulldog has agreed to be bound by certain "standstill" covenants including, among other things, to generally refrain from certain activist activities with respect to the Funds or other closed-end management investment companies currently advised by First Trust, subject to the closing of the Merger on or prior to October 31, 2016.

FEDERAL INCOME TAX CONSEQUENCES

   As a condition to each Fund's obligation to consummate the Merger, each Fund will receive a tax opinion from Chapman and Cutler LLP (which opinion would be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

          (i) the acquisition by FTHI of all of the assets of FAV solely (except to the extent cash payments are made in lieu of fractional shares) in exchange for Creation Units representing shares of FTHI and the assumption by FTHI of all of the liabilities of FAV, followed by the distribution by FAV to its shareholders of FTHI shares in complete liquidation of FAV, all pursuant to the Plan, constitutes a reorganization within the meaning of
      Section 368(a) of the Code, and FAV and FTHI will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

         (ii) under Section 361 of the Code, FAV will not recognize gain or loss upon the transfer of FAV's assets to Merger Sub in exchange for FTHI shares, cash in lieu of fractional shares and the assumption of FAV's liabilities by Merger Sub, and FAV will not recognize gain or loss upon the distribution to FAV's shareholders of FTHI shares in liquidation of FAV;

        (iii) under Section 354 of the Code, shareholders of FAV will not recognize gain or loss on the receipt of FTHI shares solely in exchange for FAV shares (except to the extent cash payments are made in lieu of fractional shares);

         (iv) under Section 358 of the Code, the aggregate basis of FTHI shares received by each shareholder of FAV will be the same as the aggregate basis of FAV shares exchanged therefor (after taking into account cash distributed in lieu of fractional shares);

          (v) under Section 1223(1) of the Code, the holding period of FTHI shares received by each FAV shareholder will include the holding periods of FAV shares exchanged therefor, provided that the FAV shareholder held the FAV shares at the time of the Merger as a capital asset;

         (vi) under Section 1032 of the Code, FTHI will not recognize gain or loss upon the receipt of assets of FAV in exchange for FTHI shares and the assumption by FTHI of all of the liabilities of FAV;

        (vii) under Section 362(b) of the Code, the basis of the assets of FAV transferred to FTHI in the Merger will be the same in the hands of FTHI as the basis of such assets in the hands of FAV immediately prior to the transfer;

        (viii) under Section 1223(2) of the Code, the holding periods of the assets of FAV transferred to FTHI in the Merger in the hands of FTHI will include the periods during which such assets were held by FAV; and

         (ix) FTHI will succeed to and take into account the items of FAV described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

   While FAV shareholders are not expected to recognize any gain or loss upon the exchange of their shares in the Merger (other than gain attributable to the cash payments made in lieu of fractional shares), differences in the Funds' portfolio turnover rates, net investment income and net realized capital gains may result in future taxable distributions to shareholders arising indirectly from the Merger.

   If the proposals presented herein are approved by the shareholders of FAV and FTHI, as applicable, FAV will declare a distribution to its shareholders of all undistributed realized net investment income (computed without regard to the deduction for dividends paid) and undistributed realized net capital gains (after reduction by any capital loss carryforwards) prior to the closing of the merger, and such distributions will be taxable to shareholders of FAV.

   This description of the federal income tax consequences of the Merger is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

            D. ADDITIONAL INFORMATION ABOUT THE INVESTMENT POLICIES

GENERAL COMPARISON OF FAV AND FTHI

   The investment objectives and strategies of FAV and FTHI are similar, but have some important distinctions. The primary investment objective of FAV is to seek a high level of current income. The primary investment objective of FTHI is to provide current income. Each Fund has a secondary investment objective to provide capital appreciation.

   FAV seeks to achieve its investment objectives by investing at least 80% of its managed assets in a diversified portfolio of dividend paying multi-cap equity securities, debt securities and Senior Loans that offer the potential for attractive income and/or capital appreciation. On an ongoing and consistent basis, FAV also writes (sells) call options on equity indices and/or Equity Securities within the Equity Component. FTHI pursues its investment objectives by investing in equity securities listed on U.S. exchanges and by utilizing an "option strategy" consisting of writing (selling) U.S. exchange-traded call options on the Standard & Poor's 500(R) Index (the "Index"). In certain instances, FTHI may also write call spreads on the Index.

   FAV has elected to be classified as a diversified fund. With certain exceptions, a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer. FTHI has elected to be classified as a non-diversified fund and as a result may invest a relatively high percentage of its assets in a limited number of issuers.

   Shares of FAV are currently listed and trade on the NYSE. Closed-end funds, such as FAV, generally do not redeem their outstanding shares or engage in the continuous sale of new shares, and shares of closed-end funds typically are traded on a securities exchange. Thus, persons wishing to buy or sell closed-end fund shares generally must do so through a broker-dealer and pay or receive the market price per share (plus or minus any applicable commissions). The market price may be more (a premium) or less (a discount) than the net asset value per share of the closed-end fund. In addition, closed-end funds generally have greater flexibility than ETFs to make certain types of investments and to use certain investment strategies, such as the use of financial leverage and investments in illiquid securities.

   Similar to most closed-end funds, ETFs, such as FTHI, trade their shares on a securities exchange, and persons wishing to buy or sell shares generally may do so through a broker-dealer and pay and receive the market price per share (plus or minus any applicable commissions). Unlike a closed-end fund, ETFs also issue and redeem shares on a continuous basis, at net asset value, in large blocks consisting of a specified number of shares, referred to as "Creation Units." Creation Units of FTHI will generally be issued and redeemed in-kind for securities in which FTHI invests. Except when aggregated in Creation Units, FTHI shares are not redeemable securities of FTHI. For more information on the procedures for purchasing and redeeming Creation Units of FTHI, please see "Purchase, Redemption and Pricing of Shares" in the Merger SAI.

   These ETF features are designed to protect ongoing shareholders from adverse effects that could arise from frequent cash creation and redemption transactions such as those that occur in a conventional mutual fund. In conventional mutual funds, redemptions can have an adverse tax impact on taxable shareholders because of a mutual fund's frequent need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the in-kind Creation Unit redemption mechanism of FTHI generally will not lead to a tax event for FTHI or its ongoing shareholders. As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements, called "Authorized Participants," can purchase or redeem these Creation Units. Shares of FTHI are traded on Nasdaq to provide liquidity for purchasers of FTHI shares in amounts less than the size of a Creation Unit. The market price of FTHI shares on Nasdaq may be equal to, more or less than the net asset value per share, but shares of ETFs typically trade in a range closer to net asset value per share than do shares of closed-end funds.

   FAV shares are not subject to any 12b-1 distribution and service fees. The Board of Trustees of First Trust ETF VI, of which FTHI is a series, has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, FTHI is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse FTP for amounts expended to finance activities primarily intended to result in the sale of

Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are authorized participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services. No 12b-1 fees are currently paid by FTHI, and FTHI will not impose these fees prior to January 31, 2018. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of FTHI's assets, over time these fees would increase the cost of an investment in FTHI and may cost shareholders more than certain other types of sales charges.

PRINCIPAL INVESTMENT STRATEGIES OF FTHI

   FTHI will pursue its objectives by investing in equity securities listed on U.S. exchanges and by utilizing an "option strategy" consisting of writing (selling) U.S. exchange-traded call options on the Index. Under normal market conditions, the Fund invests primarily in equity securities listed on U.S. exchanges. The Fund will also employ an option strategy in which it will write U.S. exchange-traded call options on the Index in order to seek additional cash flow in the form of premiums on the options that may be distributed to shareholders on a monthly basis. A premium is the income received by an investor who sells or writes an option contract to another party. The market value of the option strategy may be up to 20% of the Fund's overall net asset value.

   The equity securities in which the Fund will invest and the options which the Fund will write will be limited to U.S. exchange-traded securities and options. The equity securities held by the Fund will be selected using a mathematical optimization process which attempts to favor higher dividend paying common stocks for the Fund's portfolio. The equity securities held by the Fund may include non-U.S. securities that are either directly listed on a U.S. securities exchange or in the form of ADRs and GDRs. As of September 30, 2015, the Fund had significant investments in information technology companies. The equity securities in the Fund's portfolio will be periodically rebalanced, at the discretion of the Fund's portfolio managers. Depending on market volatility, the Fund may engage in active trading, which may result in a turnover of the Fund's portfolio greater than 100% annually.

   The option portion of the portfolio will generally consist of U.S. exchange-traded calls on the Index that are written by the Fund. In certain instances, the Fund may also write call spreads on the Index. In general, a call is an options strategy whereby an investor holds a long position in an asset and writes (sells) call options on that same asset in an attempt to generate increased income from the asset. A call spread is an options strategy whereby an investor holds a long position in an asset and two short calls at one strike and a long call at a higher strike price. The call options written by the Fund will be a laddered portfolio of call options with expirations of less than one year, written at-the-money to slightly out-of-the-money. A call option will give the holder the right to buy the Index at a predetermined strike price from the Fund. The notional value of calls written will be generally between 25% and 75% of the overall Fund. In general, the notional value is the total value of a leveraged position's assets.

PRINCIPAL INVESTMENTS OF FTHI

   Equity Securities. FTHI invests in equity securities, which may include common stocks, preferred securities, warrants to purchase common stocks or preferred securities, securities convertible into common stocks or preferred securities, and other securities with equity characteristics, such as REITs, MLPs and depositary receipts.

   Derivatives. In addition to the option strategy described above, FTHI may invest up to 10% of the market value of its net assets in futures, options, options on futures, total return swaps, credit default swaps and forward contracts. The Fund may utilize such derivatives to enhance return, to hedge some of the risks of its investments in securities, as a substitute for a position in the underlying asset, to reduce transaction costs, to maintain full market exposure (which means to adjust the characteristics of its investments to more closely approximate those of the markets in which it invests), to manage cash flows or to preserve capital. In attempting to enhance returns and/or hedge risks, the Fund may buy and write U.S. exchange-traded options on single stocks included in the portfolio, and/or on equity indexes. In certain instances, FTHI may also write call spreads on equity indexes.

   Non-U.S. Investments. FTHI may invest in securities issued by non-U.S. companies that are listed either directly on a U.S. securities exchange or in the form of depositary receipts.

                    PROPOSAL NO. 1--MERGER OF FAV INTO FTHI
                             (SHAREHOLDERS OF FAV)

   Proposal No. 1 to be submitted to the shareholders of FAV at the Meeting is as follows:

            To approve an Agreement and Plan of Merger by and among FAV, First Trust ETF VI, on behalf of FTHI, and Liberty Street Merger Sub, LLC, a Massachusetts limited liability company and a wholly-owned subsidiary of FTHI (the "Merger Sub"), the form of which is attached to this Joint Proxy Statement/Prospectus as Exhibit A (the "Plan"), and the transactions it contemplates, including the merger of FAV with and into the Merger Sub, with shares of FAV being converted into shares of FTHI, and the subsequent liquidation of the Merger Sub, as provided for herein (collectively, the "Merger").

   FOR THE FORGOING REASONS, THE BOARD OF TRUSTEES RECOMMENDS THAT FAV SHAREHOLDERS VOTE FOR APPROVAL OF THE PLAN AND THE MERGER IT CONTEMPLATES.

                                    * * * *

       PROPOSAL NO. 2--APPROVAL OF ISSUANCE OF ADDITIONAL SHARES OF FTHI
                             (SHAREHOLDERS OF FTHI)

   Under the proposed Merger, if consummated, shares of FAV will be converted into newly issued shares of FTHI upon the merger of FAV with and into the Merger Sub and the Merger Sub will assume all of the liabilities of FAV. Immediately thereafter, the Merger Sub will distribute all of its assets to FTHI and FTHI will assume all of the liabilities of the Merger Sub in complete liquidation and dissolution of the Merger Sub under Massachusetts law. The FTHI shares issued in the Merger will be listed on Nasdaq. The Board of Trustees of FTHI, based upon its evaluation of all relevant information, anticipates that the Merger may benefit holders of FTHI's shares due to, among other reasons, the increased size of the combined fund, which may help the trading profile for FTHI. For a fuller discussion of the Board of Trustees' considerations regarding the approval of the Merger, see "Information About the Merger--Background and Trustees' Considerations Relating to the Proposed Merger."

   The aggregate net asset value of FTHI shares to be issued in the Merger will equal, as of the Valuation Time, the aggregate net asset value (and not the market value) of the FAV shares held by FAV shareholders as of such time, less any remaining applicable costs of the Merger. However, First Trust has agreed to reimburse FTHI for 75% of the expenses allocated to FTHI in the Merger.

   No fractional FTHI shares will be distributed to FAV's shareholders in connection with the Merger and, in lieu of such fractional shares, FAV's shareholders entitled to receive such fractional shares will receive cash in an amount equal to a pro rata share of the proceeds from the sale of such shares in the open market, which may be higher or lower than net asset value. As a result of the Merger, shareholders of the Funds will hold reduced percentages of ownership in the larger combined entity than they held in FAV or FTHI individually.

   The Merger will result in no reduction in net asset value of FTHI's shares, other than to reflect the costs of the Merger to be borne by FTHI. It is expected that no gain or loss will be recognized by FTHI for federal income tax purposes as a direct result of the Merger. If the shareholders of the Funds approve the Merger and the issuance of additional shares of FTHI, as applicable, prior to the closing of the Merger, FAV is expected to sell certain of its portfolio securities. To the extent that portfolio securities of FAV are sold prior to the closing of the Merger, FAV may realize gains or losses, which may increase or decrease the net capital gains or net investment income to be distributed by FAV. Following the Merger, shareholders of FAV who continue as shareholders of FTHI will receive a proportionate share of any income and gains realized by FTHI and not distributed to its shareholders prior to the closing of the Merger when such income and gains are eventually distributed by FTHI.

   FTHI will continue to operate following the Merger as an ETF that is a series of First Trust ETF VI, a registered open-end management investment company, with the investment objectives and policies described in this Joint Proxy Statement/Prospectus.

   While applicable state and federal law does not require shareholders of FTHI to approve the issuance of additional FTHI shares in the Merger, applicable Nasdaq rules require such shareholder approval. Shareholder approval of the issuance of additional shares of FTHI in the Merger requires the affirmative vote of a majority of the votes cast on the proposal. Abstentions and broker non-votes will have no effect on the proposal. Broker non-votes are shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter.

   The consummation of the Merger is contingent on the approval by FTHI shareholders of the issuance of additional FTHI shares in the Merger.

   Proposal No. 2 to be submitted to the shareholders of FTHI at the Meeting is as follows:

            To approve the issuance of shares of FTHI in the Merger in accordance with the applicable rules of The Nasdaq Stock Market, LLC.

   FOR THE FOREGOING REASONS, THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF FTHI VOTE FOR THE APPROVAL OF THE ISSUANCE OF ADDITIONAL FTHI SHARES IN CONNECTION WITH THE MERGER.

                   ADDITIONAL INFORMATION ABOUT FAV AND FTHI

CHARTER DOCUMENTS.

   FAV is organized as a Massachusetts business trust governed by Massachusetts law. FTHI is a non-diversified series of First Trust ETF VI, a Massachusetts business trust governed by Massachusetts law. FAV is governed by a Declaration of Trust, dated as of June 14, 2007 and amended on October 27, 2008 and amended on July 1, 2013. First Trust ETF VI is governed by a Declaration of Trust, dated as of June 4, 2012. Each charter document is sometimes referred to herein as the Declaration. Additional information about each of the Declarations is provided below.

   Shares of beneficial interest of each Fund entitle their holders to one vote per share and fractional shares entitle their holders to a proportionate fractional vote. Unlike FAV, First Trust ETF VI is permitted to have more than one series, and currently there are ten series existing in addition to FTHI. In some circumstances, all of the series vote together, but a separate vote will be taken by the shareholders of FTHI on matters affecting FTHI as a series when so required under the 1940 Act or when the Board of Trustees has determined that the matter affects only the interests of the shareholders of FTHI. If a matter affects only a particular series of First Trust ETF VI and does not affect FTHI, only the required vote by that applicable series shall be required. For example, a change in a fundamental investment policy for FTHI would be voted upon only by shareholders of FTHI.

   Neither Fund is required to hold annual meetings of shareholders under its Declaration. However, under NYSE rules, FAV is required to hold annual shareholder meetings at which Trustees of FAV are elected. FTHI is not subject to the same annual meeting requirement. Shareholder meetings of First Trust ETF VI and FAV must be called when required by the 1940 Act to elect Trustees. Shareholder meetings of FAV also may be called by the Chairman of the Board of Trustees of FAV, the President of FAV or by at least 66-2/3% of the Trustees of FAV. Shareholder meetings of FTHI may be called by a majority of the Trustees of First Trust ETF VI. Shareholder meetings of FAV also shall be called by any Trustee of FAV upon written request, which shall specify the purpose or purposes for which such meeting is to be called, of shareholders holding shares of FAV representing in the aggregate not less than 50% of the voting power of the outstanding shares of FAV entitled to vote on the matters specified in such written request. Shareholder meetings of FTHI shall be called by the Secretary of First Trust ETF VI upon the order of the Trustees of First Trust ETF VI upon the written request of the shareholders holding shares of FTHI representing in the aggregate not less than one-third of the voting power of the outstanding shares of FTHI entitled to vote on the matters specified in such written request provided that (i) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (ii) the shareholders of FTHI requesting such meeting shall have paid to First Trust ETF VI the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary shall determine and specify to such shareholders.

   Neither Fund's common shares have preemptive rights. However, under each Fund's Declaration, the Trustees have the power to authorize from time to time, such preference, preemptive, appraisal, conversion or exchange rights as the Trustees may determine. Mutual funds, in general, issue shares that can be redeemed or sold back to the fund at the fund's net asset value per share (less any applicable redemption fee or sales charge). Unlike conventional mutual funds, ETFs like FTHI issue and redeem shares on a continuous basis, at net asset value, only in large specified blocks of shares (each a "Creation Unit"). Creation Units of FTHI will generally be issued and redeemed in-kind for securities in which FTHI invests. A Creation Unit of FTHI consists of 50,000 shares. FTHI shares are not individually redeemable securities of FTHI except when aggregated as Creation Units. Shares of FTHI are listed and traded on Nasdaq under the ticker symbol "FTHI" to provide liquidity for individual shareholders of FTHI shares in amounts less than the size of a Creation Unit. As closed-end fund shareholders, FAV shareholders have no similar right to redeem shares of FAV, but shares of FAV are listed on the NYSE and may be purchased or sold on that exchange.

   The Declaration of FAV authorizes the issuance of an unlimited number of common shares. The common shares have a par value of $0.01 per share and each common share has equal rights to the payment of dividends and the distribution of assets upon liquidation. The common shares have no conversion rights (except as may otherwise be determined by the Trustees in their sole discretion) or rights to cumulative voting. Shareholders of FTHI are entitled to dividends as declared by its Trustees, and if First Trust ETF VI were liquidated, each shareholder of FTHI would be entitled to receive pro rata the distributable assets of First Trust ETF VI attributable to shares of FTHI. FAV's present policy is to distribute at least quarterly all, or substantially all, of its net investment income as dividends and its net long-term capital gains at least annually, if any. FTHI distributes its net investment income monthly and its net realized capital gains at least annually, if any.

   Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of a Fund. However, each of the Declarations contains an express disclaimer of shareholder liability for any debts, liability or obligation or expense incurred by, contracted for, or otherwise existing with respect to the respective Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Funds or the Trustees. Each of the Declarations further provides for indemnification for all claims and liabilities of any shareholder held personally liable for the obligations of a Fund solely by reason of being or having been a shareholder of the Fund.

   As noted above, unlike FAV, First Trust ETF VI issues its shares in more than one series. Each of the Declarations authorize the issuance of classes of shares. All consideration received by FTHI for the issue or sale of shares of FTHI, together with all assets in which such consideration is invested or reinvested, and all income, earnings, profits and proceeds, including proceeds from the sale, exchange or liquidation of assets, are held and accounted for separately from the other assets of First Trust ETF VI, subject only to the rights of creditors of FTHI, and belong irrevocably to FTHI for all purposes. Additional series of First Trust ETF VI may be established by the Trustees of First Trust ETF VI from time to time. Shares of FTHI may be issued in classes, with such relative rights and preferences as may be determined by the Trustees from time to time.

   In general, the Declarations of both FAV and First Trust ETF VI require a shareholder vote only on those matters where the 1940 Act requires a vote of shareholders and otherwise permits the Trustees to take actions without seeking the consent of shareholders. Both Declarations give the Trustees broad authority to approve reorganizations between FAV or FTHI, as the case may be, and another entity or the sale of all or substantially all of the Fund's assets without shareholder approval if the 1940 Act would not require such approval. Under the 1940 Act, the conversion of a closed end fund to an open end fund, as in the case of the Merger, requires a vote of the shareholders of the closed-end fund. If shareholder approval is required under the 1940 Act, the FAV Declaration requires the affirmative vote or consent by holders of at least two-thirds of the shares of FAV outstanding and entitled to vote, except in certain circumstances, to authorize (i) a merger or consolidation of the Fund with any corporation, association, trust or other organization, including a series or class of such other organization, or (ii) a sale, lease or exchange of all or substantially all of the Fund's assets. However, with respect to the foregoing matters, if the applicable transaction has been already approved by the affirmative vote of two-thirds of the Trustees of FAV, then the "majority of the outstanding voting securities" as described above is required, as in the case of the proposed Merger. Under the First Trust ETF VI Declaration, a reorganization required by the 1940 Act to be approved by shareholders would need the affirmative vote of the "majority of the outstanding voting securities" as described above, The 1940 Act does not require the approval of FTHI for the Merger. However, the rules of Nasdaq require shareholder approval of certain transactions, such as the issuance of FTHI shares in the Merger.

   The Declaration of FAV specifically authorizes the issuance of preferred shares, and if such shares are issued, they may be senior to the common shares as to rights to dividends and distributions and upon termination, and have separate voting rights on certain matters as required by the 1940 Act. There are no preferred shares outstanding for FAV.

   Both Declarations permit amendments to the Declaration to be made by the Trustees, without shareholder vote.

   Certain provisions of FAV's Declaration could have the effect of limiting the ability of other entities or persons to acquire control of FAV. The affirmative vote or consent of the holders of two-thirds of the shares of FAV outstanding and entitled to vote is required to authorize certain transactions, including under certain circumstances a conversion into an open-end company or a merger or consolidation of FAV with or into another entity, unless the transaction is approved by two-thirds of the Trustees of FAV, in which case approval of a "majority of the outstanding voting securities" is required, as in the case of the proposed Merger. These provisions would make it more difficult to change the management of FAV and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of FAV in a tender offer or similar transaction. The First Trust ETF VI Declaration does not have similar provisions.

   Under the rules of the NYSE, FAV is required to hold an annual meeting each year to elect Trustees. Currently, FAV 's Board of Trustees is divided into three classes serving staggered three-year terms with each class being elected to serve until the third succeeding annual shareholder meeting subsequent to their election or thereafter, in each case until their successors are duly elected and qualified. This provision may affect the ability of FAV shareholders to quickly change the composition of the Board of Trustees of FAV. First Trust

ETF VI is not required to hold annual meeting of shareholders, and each Trustee is elected to serve until the next meeting of shareholders is called for the purpose of considering the election or re-election of such Trustee or of a successor Trustee. Except as required by the 1940 Act or NYSE rules or as described above, the Declarations do not require the Trustees of FAV and of First Trust ETF VI (of which FTHI is a series) to call meetings of the shareholders for the election or re-election of Trustees. Subject to the limits of the 1940 Act, any vacancies on the Board of Trustees may be filled by a majority of the standing Trustees under each Declaration. The Declarations provide that, subject to the limits of the 1940 Act and with the exception of certain limited circumstances, any Trustee of First Trust ETF VI or FAV may be removed from office only (i) by action of at least two-thirds of the voting power of the outstanding shares of the respective Fund, or (ii) by the action of at least two-thirds of the remaining Trustees.

   Quorum for a shareholder meeting of First Trust ETF VI (of which FTHI is a series) and FAV is the presence in person or by proxy of 33-1/3% of the voting power of the outstanding shares entitled to vote or, when a matter requires a separate vote by series (in the case of First Trust ETF VI) or class, then 33-1/3% of the voting power of the aggregate number of outstanding shares of that series or class entitled to vote shall constitute a quorum as to the matter being voted upon by that series or class.

   The foregoing is a very general summary of certain provisions of the Declarations governing FAV and FTHI. It is qualified in its entirety by reference to the charter documents themselves.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ("AUDITOR")

   Deloitte & Touche LLP serves as Auditor for both FAV and FTHI.

FUND SERVICE PROVIDERS

   Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts 02110, acts as the administrator, accounting agent, custodian and transfer agent to FTHI. Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, serves as legal counsel to FTHI.

DISTRIBUTOR

   FTP is the distributor and principal underwriter of the shares of FTHI. Its principal address is 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. The Distributor has entered into a Distribution Agreement with First Trust ETF VI pursuant to which it distributes FTHI shares. Shares are continuously offered for sale by FTHI through the Distributor only in Creation Units. For the fiscal period ended September 30, 2014 and fiscal year ended September 30, 2015, there were no underwriting commissions with respect to the sale of Fund shares, and FTP did not receive compensation on redemptions for FTHI for those years.

FEDERAL TAX MATTERS ASSOCIATED WITH AN INVESTMENT IN FTHI

   This section summarizes some of the main U.S. federal income tax consequences of owning shares of FTHI. This section is current as of the date of this Joint Proxy Statement/Prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe an investor's situation if the investor is a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe an investor's state, local or non-U.S. tax consequences.

   This federal income tax summary is based in part on the advice of counsel to FTHI. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to FTHI was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets to be included in FTHI. This may not be sufficient for an investor to use for the purpose of avoiding penalties under federal tax law. As with any investment, each investor should seek advice based on the investor's individual circumstances from the investor's own tax advisor.

   Fund Status. FTHI intends to continue to qualify or qualify as a "regulated investment company" under the federal tax laws. If FTHI qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

   Distributions. FTHI's distributions are generally taxable. After the end of each year, an investor will receive a tax statement that separates the distributions of the Fund into two categories, ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at the investor's ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, an investor will treat all capital gains dividends as long-term capital gains regardless of how long the investor has owned FTHI shares. To determine an investor's actual tax liability for the investor's capital gain dividends, the investor must calculate the investor's total net capital gain or loss for the tax year after considering all of the investor's other taxable transactions, as described below. In addition, FTHI may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to the investor; however, such distributions may reduce the investor's tax basis in the investor's shares, which could result in the investor having to pay higher taxes in the future when shares are sold, even if the investor sells the shares at a loss from the investor's original investment. The tax status of an investor's distributions from the Fund is not affected by whether the investor reinvests the investor's distributions in additional shares or receive them in cash. The income from FTHI that an investor must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require an investor to treat distributions made to the investor in January as if the investor had received them on December 31 of the previous year.

   Income from FTHI may also be subject to a 3.8% "Medicare tax." This tax generally applies to an investor's net investment income if the investor's adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

   Dividends Received Deduction. A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by FTHI from certain corporations may be reported by FTHI as being eligible for the dividends received deduction.

   Capital Gains and Losses and Certain Ordinary Income Dividends. If an investor is an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% for taxpayers in the 39.6% tax bracket, 15% for taxpayers in the 25%, 28%, 33% and 35% tax brackets and 0% for taxpayers in the 10% and 15% tax brackets. Some portion of the investor's capital gain dividends may be taxed at a higher maximum stated tax rate. Capital gains may also be subject to the Medicare tax described above.

   Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. An investor must exclude the date the investor purchases shares to determine the investor's holding period. However, if the investor receives a capital gain dividend from FTHI and sells the investor's shares at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

   Ordinary income dividends received by an individual shareholder from a regulated investment company such as FTHI are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by FTHI itself. FTHI will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

   Sale of Shares. If an investor sells or redeems shares, the investor will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, the investor must subtract the investor's tax basis in the investor's shares from the amount the investor receives in the transaction. An investor's tax basis in the investor's shares is generally equal to the cost of the investor's shares, generally including sales charges. In some cases, however, an investor may have to adjust the investor's tax basis after purchasing shares.

   Taxes on Purchase and Redemption of Creation Units. If an investor exchanges equity securities for Creation Units the investor will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the investor's aggregate basis in the securities surrendered and the cash component paid. If an investor exchanges Creation Units for equity securities, the investor will generally recognize a gain or loss equal to the difference between the investor's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position.

   Deductibility of Fund Expenses. Expenses incurred and deducted by FTHI will generally not be treated as income taxable to investors. In some cases, however, an investor may be required to treat the investor's portion of these Fund expenses as income. In these cases the investor may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual's adjusted gross income. Some individuals may also be subject to further limitations on the amount of their itemized deductions, depending on their income.

   Non-U.S. Tax Credit. Because FTHI may invest in non-U.S. securities, the tax statement that an investor receives may include an item showing non-U.S. taxes the Fund paid to other countries. In this case, dividends taxed to the investor will include the investor's share of the taxes the Fund paid to other countries. An investor may be able to deduct or receive a tax credit for the investor's share of these taxes.

   Non-U.S. Investors. If an investor is a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), the investor should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met.

   Distributions may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity's U.S. owners. Disposition of shares by such persons may be subject to such withholding after December 31, 2018.

   Investments in Certain Non-U.S. Corporations. If FTHI holds an equity interest in any PFICs, which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the

Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. FTHI will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, FTHI would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, FTHI might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs are not treated as qualified dividend income.

NET ASSET VALUE

   FTHI's net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on each day the Nasdaq is open for business. Net asset value is calculated for FTHI by taking the market price of the Fund's total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Board of Trustees or its delegate.

   FTHI's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value, in accordance with valuation procedures adopted by the Board of Trustees and in accordance with the 1940 Act. Portfolio securities listed on any exchange other than Nasdaq and the London Stock Exchange Alternative Investment Market ("AIM") are valued at the last sale price on the business day as of which such value is being determined. Securities listed on Nasdaq or the AIM are valued at the official closing price on the business day as of which such value is being determined. If there has been no sale on such day, or no official closing price in the case of securities traded on Nasdaq or the AIM, the securities are fair valued at the mean of the most recent bid and ask prices on such day. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities trading on Nasdaq or the AIM, are fair valued at the mean of the most recent bid and asked price, if available, and otherwise at the closing bid price. Short-term investments that mature in less than 60 days when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discount, provided First Trust's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Net asset value may change on days when investors may not sell or redeem Fund shares.

   Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate, First Trust's Pricing Committee, at fair value. The use of fair value pricing by FTHI is governed by valuation procedures adopted by the Board of Trustees and in accordance with the provisions of the 1940 Act. These securities generally include, but are not limited to, certain restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's net asset value or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used generally they will differ from the current market valuations.

                              GENERAL INFORMATION

SHARE OWNERSHIP OF FAV AND FTHI

   Based solely on information First Trust obtained from filings available on the SEC's EDGAR website, the following tables provide information regarding persons who owned beneficially or of record 5% or more of shares of FAV and FTHI and, on a pro forma basis, FTHI on a post-Merger basis. According to the
Schedule 13D/A filed with the SEC on July 15, 2016, by Bulldog Investors, LLC, a Delaware limited liability company ("Bulldog"), Bulldog has sole power to vote and dispose of certain of the FAV shares it beneficially owns, and shares power to vote and dispose of certain other of the shares beneficially owned. Neither First Trust nor FAV have any knowledge regarding the identities of the ultimate beneficiaries of any of the shares referenced below.

                                      FAV

                                    NUMBER OF SHARES       PERCENTAGE OF
NAME AND ADDRESS                  BENEFICIALLY OWNED(1)    OWNERSHIP(1)
----------------                  ---------------------    -------------
Bulldog Investors, LLC                  1,728,930             20.93%
Park 80 West - Plaza Two
250 Pehle Ave., Suite 708
Saddle Brook, NJ  07663

Morgan Stanley Smith Barney LLC         1,238,684             15.00%
1300 Thames Street
Baltimore, MD  21231

Raymond James & Associates, Inc.        1,103,899             13.37%
880 Carillon Parkway
St. Petersburg, FL  33716

Wells Fargo Securities, LLC               830,163             10.05%
1525 West W.T. Harris Blvd., 1B1
Charlotte, NC  28262

First Clearing, LLC                       792,598              9.60%
2801 Market Street
St. Louis, MO  63103

National Financial Services, LLC          644,073              7.80%
499 Washington Blvd.
Jersey City, NJ  07310


-----------
(1) This information is based solely on the information provided on such shareholder's filings with the SEC and First Trust, FTHI and FAV disclaim any responsibility as to the accuracy of such information.

                                      FTHI

                                    NUMBER OF SHARES       PERCENTAGE OF
NAME AND ADDRESS                  BENEFICIALLY OWNED(1)    OWNERSHIP(1)
----------------                  ---------------------    -------------
Pershing LLC                              104,127             29.75%
One Pershing Plaza
Jersey City, NJ 07399

Charles Schwab & Co., Inc.                 86,531             24.72%
2423 E. Lincoln Drive
Phoenix, AZ 85016

National Financial Services LLC            35,813             10.23%
499 Washington Boulevard
Jersey City, NJ 07310

LPL Financial Corporation                  31,788              9.08%
9785 Towne Centre Drive
San Diego, CA 92121

TD Ameritrade Clearing, Inc.               26,107              7.46%
1005 N. Ameritrade Place
Bellevue, NE 68005

KCG Americas LLC                           21,996              6.28%
545 Washington Boulevard
Jersey City, NJ 07310

-------------
(1) This information is based solely on the information provided on such shareholder's filings with the SEC and First Trust, FTHI and FAV disclaim any responsibility as to the accuracy of such information.

   As of May 31, 2016, the Trustees and executive officers of FAV as a group beneficially owned 2,000 shares of FAV, which is less than 1% of FAV's outstanding shares, and the Trustees and executive officers of FTHI as a group beneficially owned no shares of FTHI.

                           PRO FORMA FTHI POST MERGER

                                    NUMBER OF SHARES       PERCENTAGE OF
NAME AND ADDRESS                  BENEFICIALLY OWNED(1)    OWNERSHIP(1)
----------------                  ---------------------    -------------

Bulldog Investors, LLC                    778,262             19.13%
250 Pehle Ave., Suite 708
Saddle Brook, NJ  07663

Morgan Stanley Smith Barney LLC           557,582             13.71%
1300 Thames Street
Baltimore, MD  21231

Raymond James & Associates, Inc.          496,910             12.22%
880 Carillon Parkway
St. Petersburg, FL  33716

Wells Fargo Securities, LLC               373,690              9.19%
1525 West W.T. Harris Blvd., 1B1
Charlotte, NC  28262

First Clearing, LLC                       356,781              8.77%
2801 Market Street
St. Louis, MO  63103

National Financial Services, LLC          289,924              7.13%
499 Washington Blvd.
Jersey City, NJ  07310

------------
(1) This information is based solely on the information provided on such shareholder's filings with the SEC and First Trust, FTHI and FAV disclaim any responsibility as to the accuracy of such information. Such information assumes the completion of the Merger and the relative net asset values of FTHI common shares and FAV common shares as of March 31, 2016.

SHAREHOLDER PROPOSALS

   FAV's By-Laws require that in order to nominate persons to FAV's Board of Trustees or to present any other permitted proposal for action by shareholders at an annual meeting of shareholders, a shareholder must comply with applicable federal law and must provide advance written notice to the Secretary of FAV, which notice must be delivered to or mailed and received at FAV's principal executive offices not later than the close of business on the 45th day nor earlier than the close of business on the 60th day prior to the first anniversary date of the date of the release of the proxy statement for the preceding year's annual meeting of shareholders; provided, that in the event that the date of the annual meeting to which such shareholder's notice relates is not scheduled to be held within a period 30 days before or more than 30 days after the first anniversary date of the annual meeting for the preceding year, for notice by the shareholder to be timely it must be so delivered by the later of the close of business on the later of the 45th day prior to such annual meeting or the 10th day following the day on which public announcement or disclosure of the date of such annual meeting is first made by FAV. The shareholder's notice must contain information specified in FAV's By-Laws. The 2016 Annual Meeting of FAV was held on April 22, 2016.

   As a general matter, FTHI does not intend to hold regular annual or special meetings of its shareholders.

   To be considered for presentation at FAV's 2017 annual meeting, if any, a shareholder proposal submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, must be received at the offices of the Fund at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, no later than November 29, 2016. However, if the Merger and the issuance of FTHI shares in the Merger are approved, FAV will be dissolved and will no longer hold shareholder meetings.

   Timely submission of a proposal does not mean that such proposal will be included in FAV's proxy statement.

SHAREHOLDER COMMUNICATIONS

   Shareholders of FAV or FTHI who want to communicate with the Board of Trustees or any individual Trustee should write to the attention of FAV's and FTHI's Secretary, W. Scott Jardine, First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. The letter should indicate that such shareholder is an FAV or FTHI shareholder, as applicable. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee it will be sent to the chair of the Nominating and Governance Committee and the outside counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

FISCAL YEAR

   The fiscal year end for FAV is November 30. The fiscal year end for FTHI is September 30.

LEGAL PROCEEDINGS

   There are no material pending legal proceedings against the Funds or the Advisor.

ANNUAL REPORT DELIVERY

   Annual reports will be sent to shareholders of record of FTHI and, if the Merger is not consummated, to shareholders of FAV following the applicable Fund's next fiscal year end. The applicable Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to the applicable Fund at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187 or by calling (800) 621-1675.

   Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a fund who share an address, unless such fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the fund at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

OTHER INFORMATION

   A list of shareholders of FAV and FTHI, as applicable, entitled to be present and to vote at the Meeting will be available at the offices of the Funds, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, for inspection by any shareholder of such Fund during regular business hours beginning two days after the date of the Notice of Joint Special Meeting of Shareholders included with this Joint Proxy Statement/Prospectus.

   Failure of a quorum to be present at the Meeting will necessitate adjournment and will subject FAV and FTHI to additional expense. The chair of the Meeting or person presiding thereat, as applicable, may call for an adjournment of the Meeting to permit further solicitation of proxies with respect to the proposals if he or she determines that adjournment and further solicitation is reasonable and in the best interests of the shareholders.

                    OTHER MATTERS TO COME BEFORE THE MEETING

   No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders properly come before the Meeting, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of FAV or FTHI, as applicable.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

--------------------------------------------------------------------------------
IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE PROPOSAL APPLICABLE TO YOU OR HOW TO VOTE YOUR SHARES, CALL AST FUND SOLUTIONS LLC AT
(866) 416-0554 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BECAUSE SHARES OF FTHI WILL NOT BE CERTIFICATED, SHAREHOLDERS WHO HOLD FAV SHARES DIRECTLY AND NOT IN "STREET NAME" THROUGH A BROKER-DEALER WILL NEED TO DESIGNATE A BROKERAGE ACCOUNT THAT WILL HOLD THE SHARES OF FTHI TO BE RECEIVED PURSUANT TO THE MERGER. IF A SHAREHOLDER DOES NOT DESIGNATE A BROKERAGE ACCOUNT, SUCH SHAREHOLDER MAY BE LIMITED IN THE ABILITY TO SELL THE SHARES OF FTHI TO BE RECEIVED PURSUANT TO THE MERGER IN THE SECONDARY MARKET UNTIL SUCH ACCOUNT IS DESIGNATED.
--------------------------------------------------------------------------------

                     This page is intentionally left blank.

                                   EXHIBIT A

                      FORM OF AGREEMENT AND PLAN OF MERGER

   THIS AGREEMENT AND PLAN OF MERGER (the "Agreement") is made as of this [  ]
day of [     ], 2016 by and among First Trust Exchange-Traded Fund VI, a
Massachusetts business trust (the "Trust"), on behalf of its series, First Trust High Income ETF (the "Acquiring Fund"), First Trust Dividend and Income Fund (the "Target Fund"), a Massachusetts business trust, and Liberty Street Merger Sub, LLC (the "Merger Sub"), a Massachusetts limited liability company and a direct, wholly-owned subsidiary of the Acquiring Fund. The Acquiring Fund and the Merger Sub may be referred to herein together as the "Acquiring Fund Parties." The Acquiring Fund and the Target Fund may be referred to herein as a "Fund" and, collectively, as the "Funds."

   This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury Regulations promulgated thereunder.

   The reorganization of the Target Fund will consist of the merger of the Target Fund with and into the Merger Sub pursuant to which shares of the Target Fund will be converted into newly issued common shares of beneficial interest of the Acquiring Fund ("Acquiring Fund Shares") as provided herein, all upon the terms and conditions set forth in this Agreement (the "Merger").

   WHEREAS, the Acquiring Fund is a series of the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

   WHEREAS, the Target Fund is a closed-end management investment company registered under the 1940 Act; and

   WHEREAS, the Merger Sub currently has no assets and has carried on no business activities prior to the date first shown above and will have de minimis assets and will carry on no business activities prior to the consummation of the transactions described herein, other than as necessary to complete the transactions contemplated hereby; and

   WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares.

   NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                   ARTICLE I


                                     MERGER

      1.1 MERGER. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, and in accordance with Massachusetts law, at the Effective Time (as defined in Section 1.1(e)), the Target Fund shall be merged with and into the Merger Sub, the separate existence of the Target Fund shall cease and the Merger Sub shall be the surviving company in the Merger (sometimes referred to herein as the "Surviving Company") in accordance with applicable law and shall continue as a wholly-owned subsidiary of the Acquiring Fund. The separate limited liability company existence of the Merger Sub shall continue unaffected and unimpaired by the Merger and, as the Surviving Company, it shall be governed by Massachusetts law.

            (a) At the Effective Time, as a result of the Merger and without any action on the part of the holder of any shares of the Target Fund:

                  (i) Each common share of beneficial interest of the Target Fund issued and outstanding immediately prior to the Effective Time (collectively, the "Target Fund Shares") shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into the number of Acquiring Fund Shares provided for in Section 2.3 [(with cash being distributed in lieu of fractional Acquiring Fund Shares as set forth in Section 2.3)]; and

                  (ii) The membership interests in the Merger Sub issued and outstanding immediately prior to the Effective Time shall remain unchanged as a result of the Merger and shall remain as the only issued and outstanding membership interests of the Surviving Company.

            (b) The certificate of organization of the Merger Sub as in effect immediately prior to the Effective Time shall be the certificate of organization of the Surviving Company (the "Certificate of Organization"), unless and until amended in accordance with its terms and applicable law. The operating agreement of the Merger Sub in effect immediately prior to the Effective Time shall be the operating agreement of the Surviving Company (the "LLC Agreement"), unless and until amended in accordance with its terms and applicable law.

            (c) At the Effective Time, the Merger Sub shall continue in existence as the Surviving Company, and without any further action being required, shall succeed to and possess all of the rights, privileges and powers of the Target Fund, and all of the assets and property of whatever kind and character of the Target Fund shall vest in the Merger Sub without further act or deed. The Merger Sub, as the Surviving Company, shall be liable for all of the liabilities and obligations of the Target Fund, and any claim or judgment against the Target Fund may be enforced against the Merger Sub, as the Surviving Company, in accordance with applicable law.

            (d) The Acquiring Fund will distribute (either directly or through an agent) Acquiring Fund Shares to shareholders of the Target Fund (collectively, "Target Fund Shareholders") upon the conversion of their Target

Fund Shares by opening shareholder accounts on the share ledger records of the Acquiring Fund in the names of and in the amounts due to the shareholders of the Target Fund based on their respective holdings in the Target Fund as of the Valuation Time (as defined in Section 2.1). Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent, and the Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with the Merger, except for any global share certificate or certificates required by a securities depository in connection with the establishment of book-entry ownership of the Acquiring Fund Shares. All Acquiring Fund Shares to be issued pursuant to the Merger shall be deemed issued and outstanding as of the Effective Time.

            (e) Upon the terms and subject to the conditions of this Agreement, each of the Target Fund and the Merger Sub shall cause the Merger to be consummated by filing a certificate of merger (the "Certificate of Merger") with the Secretary of the Commonwealth of Massachusetts in accordance with Massachusetts law. The Merger shall become effective at such time as each Certificate of Merger is duly filed, or at such subsequent date or time as the Acquiring Fund Parties and the Target Fund shall agree and specify in the Certificate of Merger (the "Effective Time").

            (f) If requested by the Acquiring Fund, the Target Fund agrees, prior to the Closing Date (as defined in Section 3.1), to dispose of assets that do not conform to the Acquiring Fund's investment objectives, policies and restrictions. In addition, if it is determined that the Target Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in Section 3.1). Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Board of Trustees of the Target Fund (the "Target Fund Board") or First Trust Advisors L.P. ("First Trust Advisors"), the investment adviser to the Target Fund, such disposition would adversely affect the status of the Merger as a "reorganization" as such term is used in Section 368(a) of the Code or would otherwise not be in the best interests of the Target Fund.

      1.2 DISSOLUTION, LIQUIDATION AND TERMINATION. As soon as practicable after the Effective Time, the Merger Sub shall be dissolved and the Acquiring Fund will assume all of the Merger Sub's liabilities and obligations, known and unknown, contingent or otherwise, whether or not determinable, and the Merger Sub will distribute to the Acquiring Fund, which will be the sole member of the Merger Sub at such time, all of the assets of the Merger Sub in complete liquidation of its interest in the Merger Sub in accordance with a Plan of Dissolution adopted by the Merger Sub.

      1.3 ACCOUNTING AND PERFORMANCE SURVIVOR. In connection with the transactions contemplated by this Agreement, notwithstanding that the Merger Sub shall be the surviving entity in the Merger, the Acquiring Fund shall be deemed the survivor solely for accounting and performance record purposes.

      1.4 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund's shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

      1.5 REPORTING. Any reporting responsibility of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the "Commission") or other regulatory authority, the exchange on which the Target Fund's shares are listed or any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund or its duly appointed agent.

     1.6 BOOKS AND RECORDS. The Target Fund shall have arranged for the availability prior to, and the transfer as soon as practicable following, the Closing Date to the Acquiring Fund, or its designated agent, of the Target Fund's books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder.

                                   ARTICLE II

                                   VALUATION

     2.1 VALUATION OF ASSETS. The value of the net assets of the Target Fund shall be the value of its assets, less its liabilities, computed as of the close of regular trading on the New York Stock Exchange on the business day immediately prior to the Closing Date (such time and date being hereinafter called the "Valuation Time"), using the valuation procedures of the First Trust funds or such other valuation procedures as shall be mutually agreed upon by the parties (and approved by the Target Fund Board and the Board of Trustees of the Trust (the "Trust Board")).

     2.2 VALUATION OF SHARES. The net asset value per Acquiring Fund Share shall be the net asset value computed as of the Valuation Time, using the valuation procedures of the First Trust funds.

     2.3 SHARES TO BE ISSUED. As of the Effective Time, each Target Fund Share outstanding immediately prior to the Effective Time shall be converted into a number of Acquiring Fund Shares equal to one multiplied by the quotient of the net asset value per share of the Target Fund determined in accordance with
Section 2.1 divided by the net asset value of an Acquiring Fund Share. The aggregate net asset value of Acquiring Fund Shares received by the Target Fund Shareholders in the Merger will equal, as of the Valuation Time, the aggregate net asset value of the Target Fund Shares held by such Target Fund Shareholders as of such time. No fractional Acquiring Fund Shares will be distributed to Target Fund Shareholders and, in lieu of such fractional shares, Target Fund Shareholders will receive cash. In the event Target Fund Shareholders would be entitled to receive fractional Acquiring Fund Shares, the Acquiring Fund's transfer agent will aggregate such fractional common shares and sell the resulting whole shares on the exchange on which such shares are listed for the account of all such Target Fund Shareholders, and each such Target Fund

Shareholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional Acquiring Fund Shares, the Acquiring Fund's transfer agent will act directly on behalf of the Target Fund Shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to Target Fund Shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

      2.4 EFFECT OF SUSPENSION IN TRADING. In the event that at the Valuation Time an accurate appraisal of the value of the net assets of either the Target Fund or the Acquiring Fund is impracticable due to either: (a) the closure of, or the imposition of a trading restriction on, the exchange on which shares of such Fund are listed or another exchange on which the portfolio securities of such Fund are purchased or sold; or (b) a disruption in trading or the reporting of trading on the exchange on which shares of such Fund are listed or elsewhere, the Closing Date shall be postponed until at least the first business day after the day when trading is fully resumed and/or reporting is restored or such later time as the parties may agree pursuant to Section 3.1.

      2.5 COMPUTATIONS OF NET ASSETS. All computations of net asset value in this Article II (other than Section 2.2) shall be made by or under the direction of the Target Fund's fund accountant, BNY Mellon Investment Servicing (US) Inc., in accordance with its regular practice as the fund accountant of the Target Fund.

                                  ARTICLE III

                            CLOSING AND CLOSING DATE

      3.1 CLOSING DATE. The closing of the Merger (the "Closing") shall occur on
[     ], 2016 or such other date as the parties may agree (the "Closing Date").
Unless otherwise provided, all acts taking place at a Closing shall be deemed to take place as of 7:59 a.m. Central time on the Closing Date. The Closing shall be held as of 7:59 a.m. Central time at the offices of Chapman and Cutler LLP in Chicago, Illinois or at such other time and/or place as the parties may agree.

      3.2 CUSTODIAN'S CERTIFICATE. The Target Fund shall cause its custodian to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer identifying all of the Target Fund's portfolio securities, investments, cash, and any other assets as of the Valuation Time and stating that the Target Fund's portfolio securities, investments, cash, and any other assets shall have been delivered in proper form to constitute good delivery thereof to the Acquiring Fund's custodian on behalf of the Acquiring Fund on the Closing Date.

      3.3 CERTIFICATES OF TRANSFER AGENT.

            (a) The Target Fund shall issue and deliver or cause its transfer agent to issue and to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer setting forth the number of Target Fund Shares outstanding as of the Valuation Time and stating that its records contain the names and addresses of all holders of common shares of the Target Fund and the number and percentage ownership of outstanding common shares owned by each such Target Fund Shareholder immediately prior to the Closing.

            (b) The Acquiring Fund shall issue and deliver or cause its transfer agent to issue and deliver to the Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the shareholders of the Target Fund or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the account of the shareholders of the Target Fund on the books of the Acquiring Fund.

      3.4 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other parties such bills of sale, checks, assignments, assumptions of liability, share certificates, opinions, receipts and other documents or instruments, if any, as such other parties or their counsel may reasonably request to effect the transactions contemplated by this Agreement. The Target Fund shall, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund or the Merger Sub may reasonably deem necessary or desirable in order to vest and confirm the Merger Sub's title to and possession of all of the assets of the Target Fund and to otherwise carry out the intent and purpose of this Agreement.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

      4.1 REPRESENTATIONS OF THE TARGET FUND. The Target Fund represents and warrants as follows:

            (a) The Target Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

            (b) The Target Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

            (c) The Target Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Target Fund's Declaration of Trust or By-Laws, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Target Fund is a party or by which it is bound.

            (d) There are no contracts outstanding to which the Target Fund is a party that have not been disclosed in writing to the Acquiring Fund. Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Target Fund has no material contracts or other commitments that will be terminated with liability to it on or before the Closing.

            (e) No litigation, administrative proceeding, or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would result in liability on the part of the Target Fund other than as have been disclosed to the Acquiring Fund. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

            (f) The financial statements of the Target Fund as of November 30, 2015, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of November 30, 2015, and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

            (g) The unaudited semi-annual financial statements of the Target Fund as of May 31, 2016, and for the period then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of May 31, 2016, and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

            (h) Since the date of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Target Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no liabilities of a material nature, contingent or otherwise, of the Target Fund arising after such date. Before the Closing Date, the Target Fund will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to May 31, 2016, whether or not incurred in the ordinary course of business. For the purposes of this subsection (h), a decline in the net asset value of the Target Fund shall not constitute a material adverse change.

            (i) All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Target Fund's knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.

            (j) The authorized capital of the Target Fund consists of an unlimited number of common shares of beneficial interest, par value $0.01 per share, and an unlimited number of preferred shares of beneficial interest. All issued and outstanding shares of the Target Fund are duly and validly issued, fully paid and non-assessable by the Target Fund (recognizing that under Massachusetts law, Target Fund Shareholders, under certain circumstances, could be held personally liable for the obligations of the Target Fund). All of the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Target Fund's transfer agent as provided in Section 3.3. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Target Fund, and has no outstanding securities convertible into shares of the Target Fund.

            (k) At the Closing, the Target Fund will have good and marketable title to the Target Fund's assets held immediately prior to the Effective Time, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder free and clear of any liens or encumbrances, except those liens and encumbrances to which the Acquiring Fund Parties have received written notice and have not objected, and the Merger Sub will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act").

            (l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund. Subject to approval by its shareholders, this Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

            (m) The information to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

            (n) From the effective date of the Registration Statement (as defined in Section 5.5) through the time of the meetings of shareholders and on the Closing Date, any written information furnished by the Target Fund with respect to the Target Fund for use in the Registration Statement, and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Merger, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

            (o) No consent, approval, authorization, or order of any court, governmental authority, or any stock exchange on which shares of the Target Fund are listed is required for the consummation by the Target Fund of the transactions contemplated herein, except such as have been or will be obtained.

            (p) For each taxable year of its operations (including the taxable year ending on the Closing Date), the Target Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the short taxable year ending on the Closing Date), as a "regulated investment company" under Subchapter M of the Code (a "RIC"); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared a distribution with respect to all its investment company taxable income (determined without regard to the deduction for dividends paid), and its net capital gain (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date; and (iii) has been, and will be (in the case of the short taxable year ending on the Closing Date), treated as a separate corporation for federal income tax purposes.

      4.2 REPRESENTATIONS OF THE ACQUIRING FUND PARTIES. Each of the Trust, on behalf of the Acquiring Fund, and the Merger Sub, as applicable, represents and warrants as follows:

            (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

            (b) The Acquiring Fund is a separate series of the Trust, duly authorized in accordance with the applicable provisions of the Trust's Declaration of Trust.

            (c) The Merger Sub is a limited liability company, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

            (d) The Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

            (e) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Trust's Declaration of Trust or By-Laws, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

            (f) The Merger Sub is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Merger Sub's Certificate of Organization or LLC Agreement.

            (g) No litigation, administrative proceeding or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Acquiring Fund or the Merger Sub or any of their properties or assets (if any), which, if adversely determined, would result in liability on the part of the Acquiring Fund or the Merger Sub, other than as have been disclosed to the Target Fund. The Acquiring Fund and the Merger Sub know of no facts that might form the basis for the institution of such proceedings and neither is a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

            (h) The financial statements of the Acquiring Fund as of September 30, 2015, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Target Fund) fairly reflect the financial condition of the Acquiring Fund as of September 30, 2015, and there are no known liabilities, contingent or otherwise, of the Acquiring Fund as of such date that are not disclosed in such statements.

            (i) The unaudited semi-annual financial statements of the Acquiring Fund as of March 31, 2016, and for the period then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Target Fund) fairly reflect the financial condition of the Acquiring Fund as of March 31, 2016, and there are no known liabilities, contingent or otherwise, of the Acquiring Fund as of such date that are not disclosed in such statements.

            (j) Since the date of the financial statements referred to in subsection (i) above, there have been no material adverse changes in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no liabilities of a material nature, contingent or otherwise, of the Acquiring Fund arising after such date. Before the Closing Date, the Acquiring Fund will advise the Target Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to March 31, 2016, whether or not incurred in the ordinary course of business. For the purposes of this subsection (j), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

            (k) All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Acquiring Fund's knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

            (l) The authorized capital of the Acquiring Fund consists of an unlimited number of shares of beneficial interest.

            (m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund and the Merger Sub. This Agreement constitutes a valid and binding obligation of the Acquiring Fund and Merger Sub, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

            (n) The Acquiring Fund Shares to be issued and delivered pursuant to the terms of this Agreement will, at the Closing, have been duly authorized. When so issued and delivered, such Acquiring Fund Shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable by the Acquiring Fund (recognizing that under Massachusetts law,

Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund).

            (o) The information to be furnished by the Acquiring Fund and the Merger Sub for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

            (p) From the effective date of the Registration Statement (as defined in Section 5.5) through the time of the meetings of shareholders and on the Closing Date, any written information furnished by the Acquiring Fund and the Merger Sub with respect to the Acquiring Fund and the Merger Sub for use in the Registration Statement, and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Merger, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

            (q) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund or the Merger Sub of the transactions contemplated herein, except such as have been or will be obtained.

            (r) For each taxable year of its operation, the Acquiring Fund has been treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code, has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, and has been eligible to compute and has computed its federal income tax under Section 852 of the Code. In addition, the Acquiring Fund will satisfy each of the foregoing with respect to its taxable year that includes the Closing Date.

            (s) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate in order to consummate the transactions hereunder.

            (t) All of the issued and outstanding membership interests in the Merger Sub are, and at the Effective Time and on the Closing Date will be, owned by the Acquiring Fund, as the sole member of the Merger Sub, and there are (i) no other membership interests or voting securities of the Merger Sub, (ii) no securities of the Merger Sub convertible into membership interests or voting securities of the Merger Sub and (iii) no options or other rights to acquire from the Merger Sub, and no obligations of the Merger Sub to issue, any membership interests, voting securities or securities convertible into membership interests or voting securities of the Merger Sub.

            (u) Since the date of its organization, the Merger Sub has been disregarded as an entity separate from its owner within the meaning of Section 301.7701-3 of the Treasury Regulations. The Merger Sub has not elected, and will not elect, to be classified, with effect as of or prior to the liquidation of the Merger Sub, as an association taxable as a corporation pursuant to Section 301.7701-3 of the Treasury Regulations.

            (v) The Merger Sub has no assets and will have no more than de minimis assets as of the Closing Date. The Merger Sub has engaged in no activities other than as necessary to consummate the transactions contemplated hereunder.

                                   ARTICLE V

                  COVENANTS OF THE FUNDS AND MERGER SUBSIDIARY

      5.1 OPERATION IN ORDINARY COURSE. Subject to Sections 1.1(f), and 8.6, each of the Target Fund and the Acquiring Fund will operate its respective business in the ordinary course from the date of this Agreement through the Closing, it being understood that such ordinary course of business will include customary dividends and distributions, and any other distribution necessary or desirable to avoid federal income or excise taxes.

      5.2 APPROVAL OF SHAREHOLDERS. The Target Fund will call a meeting of its shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein. The Acquiring Fund will, if necessary, call a meeting of its shareholders to take appropriate action necessary to obtain approval of the transactions contemplated herein.

      5.3 ADDITIONAL INFORMATION. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund's shares.

      5.4 FURTHER ACTION. Subject to the provisions of this Agreement, each Fund and the Merger Sub will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

      5.5 PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS. The Trust will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to Target Fund Shareholders (the "Registration Statement"). The Registration Statement shall include a proxy statement of the Target Fund and, if necessary, the Acquiring Fund and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the Registration Statement, including the proxy statement and related materials (the "Proxy Materials") for inclusion therein, in connection with the meetings of the respective Fund's shareholders to consider, as applicable, the approval of this Agreement and the transactions contemplated herein.

      5.6 TAX STATUS OF REORGANIZATION. The intention of the parties is that the Merger will qualify as a "reorganization" within the meaning of Section 368(a) of the Code. None of the Target Fund, the Acquiring Fund or the Merger Sub shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or that results in the failure of the transaction to qualify as a "reorganization" within the meaning of Section 368(a) of the Code. At or prior to the Closing, the parties to this Agreement will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated in Section 8.8.

                                   ARTICLE VI

             CONDITION PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

   The obligations of the Target Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

      6.1 All representations and warranties of the Acquiring Fund Parties contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Acquiring Fund shall have delivered to the Target Fund a certificate executed in the Acquiring Fund's name by the Trust's
(i) President or Vice President and (ii) Treasurer, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to such effect and as to such other matters as the Target Fund shall reasonably request.

      6.2 The Acquiring Fund Parties shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.

                                  ARTICLE VII

       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND PARTIES

   The obligations of the Acquiring Fund Parties to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

     7.1 All representations and warranties of the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Target Fund shall have delivered to the Acquiring Fund on the Closing a certificate executed in the Target Fund's name by the Target Fund's (i) President or Vice President and (ii) Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

     7.2 The Target Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.

     7.3 The Target Fund shall have delivered to the Acquiring Fund a statement of the Target Fund's assets and liabilities, together with a list of the Target Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Treasurer of the Target Fund.

     7.4 The Target Fund shall have delivered such records, agreements, certificates, instruments and such other documents as the Acquiring Fund Parties shall reasonably request.

     7.5 Unless otherwise directed by First Trust Advisors, all contracts of the Target Fund set forth on Schedule 7.5 will be terminated with respect to the Target Fund as of or prior to the Closing.

                                  ARTICLE VIII

                          FURTHER CONDITIONS PRECEDENT

   The obligations of the Funds to consummate the transactions under this Agreement are subject to the fulfillment (or waiver by the affected parties) of the following conditions precedent:

      8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of each Fund in accordance with applicable law and the provisions of the applicable Declaration of Trust and By-Laws and, with respect to the Acquiring Fund, the rules of the NYSE to the extent such approval is required. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the condition set forth in this Section 8.1.

      8.2 The Commission shall not have issued an unfavorable report under
Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under
Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

      8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary "no-action" positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

      8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

      8.5 The Target Fund shall have declared prior to the Valuation Time a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders at least all of the Target Fund's investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carryforward). The Target Fund shall establish an escrow account and set aside assets in the amount of such dividend or dividends in such escrow account to be held solely for the benefit of Target Fund shareholders as of the record date for such dividend. The Target Fund shall not have any rights with respect to the assets held in such escrow account.

      8.6 The Target Fund shall have received on the Closing Date an opinion from Chapman and Cutler LLP and/or Morgan, Lewis & Bockius LLP, dated as of the Closing Date, substantially to the effect that:

            (a) The Trust has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a "Massachusetts business trust," and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel's knowledge, has the power as a business trust to carry on its business as presently conducted, in accordance with the description thereof in the Registration Statement.

            (b) The Merger Sub has been formed as a limited liability company and is existing under the laws of the Commonwealth of Massachusetts.

            (c) The Trust is registered as an open-end management investment company under the 1940 Act, and, to such counsel's knowledge, such registration under the 1940 Act is in full force and effect.

            (d) Assuming that the Acquiring Fund Shares will be issued in accordance with the terms of this Agreement, the Acquiring Fund Shares to be issued and delivered to the Target Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued, fully paid and non-assessable, except that, as described in the Registration Statement, shareholders of the Acquiring Fund may under certain circumstances be held personally liable for its obligations.

            (e) The Registration Statement is effective and, to such counsel's knowledge, no stop order under the 1933 Act pertaining thereto has been issued.

            (f) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Acquiring Fund or Merger Sub of the transactions contemplated herein, except as have been obtained.

            (g) The execution and delivery of this Agreement by the Acquiring Fund and Merger Sub, did not, and the consummation by the Acquiring Fund and Merger Sub of the transactions contemplated herein will not, violate the Trust's Declaration of Trust or By-Laws or Merger Sub's Certificate of Organization or LLC Agreement, respectively.

   Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Chapman and Cutler LLP may rely on the opinions of Morgan, Lewis & Bockius LLP.

      8.7 The Acquiring Fund shall have received on the Closing Date an opinion from Chapman and Cutler LLP and/or Morgan, Lewis & Bockius LLP, dated as of the Closing Date, substantially to the effect that:

            (a) The Target Fund has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a "Massachusetts business trust," and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel's knowledge, has the power as a business trust to carry on its business as presently conducted, in accordance with the description thereof in the Registration Statement.

            (b) The Target Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel's knowledge, such registration under the 1940 Act is in full force and effect.

            (c) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Target Fund of the transactions contemplated herein, except as have been obtained.

            (d) The execution and delivery of this Agreement by the Target Fund, did not, and the consummation by the Target Fund of the transactions contemplated herein will not, violate the Target Fund's Declaration of Trust or By-Laws (assuming the requisite approval of the Target Fund's shareholders has been obtained in accordance with its Declaration of Trust and By-Laws).

   Insofar as the opinions expressed above relate to or are dependent upon matters governed by the laws of the Commonwealth of Massachusetts, Chapman and Cutler LLP may rely on the opinions of Morgan, Lewis & Bockius LLP.

      8.8 The Funds shall have received on the Closing Date an opinion of Chapman and Cutler LLP addressed to the Acquiring Fund and the Target Fund substantially to the effect that for federal income tax purposes:

            (a) The Merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws will constitute a "reorganization" within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Target Fund will each be a "party to a reorganization," within the meaning of Section 368(b) of the Code, with respect to the Merger.

            (b) No gain or loss will be recognized by the Acquiring Fund or the Merger Sub upon the Merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws or upon the liquidation of the Merger Sub.

            (c) No gain or loss will be recognized by the Target Fund upon the Merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws.

            (d) No gain or loss will be recognized by the Target Fund Shareholders upon the conversion of their Target Fund shares solely into Acquiring Fund Shares in the Merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws or upon the liquidation of Merger Sub, except to the extent the Target Fund Shareholders receive cash pursuant to the Merger.

            (e) The aggregate basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Merger (including any fractional Acquiring Fund Share to which a Target Fund Shareholder would be entitled) will be the same as the aggregate basis of the Target Fund shares that were converted into such Acquiring Fund Shares. The holding period of the Acquiring Fund Shares received by each Target Fund Shareholder (including any fractional Acquiring Fund Share to which a shareholder would be entitled) will include the period during which the Target Fund shares that were converted into such Acquiring Fund Shares were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Merger.

            (f) Other than to the extent assets were sold or purchased pursuant to the plan of Merger, the basis of the Target Fund's assets received by the Merger Sub in the Merger will be the same as the basis of such assets in the hands of the Target Fund immediately before the Merger. Other than to the extent assets were sold or purchased pursuant to the plan of Merger, the holding period of the assets of the Target Fund received by the Merger Sub in the Merger will include the period during which those assets were held by the Target Fund.

            (g) The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

   No opinion will be expressed as to (1) the effect of the Merger on the Target Fund, the Acquiring Fund or any Target Fund Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year (or on the termination thereof) or
(ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

   Such opinion shall be based on reasonable assumptions and such representations as Chapman and Cutler LLP may request of the Funds and the Merger Sub. The Target Fund and the Acquiring Fund Parties will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this Section 8.8.

                                   ARTICLE IX

                                    EXPENSES

      9.1 The expenses incurred in connection with the Merger (whether or not the Merger is consummated) will be allocated between the Target Fund and the Acquiring Fund, pro rata, based on the value of their respective assets held as of the Valuation Time. Merger-related expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by the Funds; (f) solicitation costs; and (g) other related administrative or operational costs.

      9.2 Each party represents and warrants to the other parties that there is no person or entity entitled to receive any broker's fees or similar fees or commission payments in connection with structuring the transactions provided for herein.

      9.3 Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of the Target Fund or the Acquiring Fund, as the case may be, as a RIC under the Code.

                                   ARTICLE X

                                ENTIRE AGREEMENT

   The parties agree that no party has made to any other party any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.

                                   ARTICLE XI

                                  TERMINATION

     11.1 This Agreement may be terminated by the mutual agreement of the parties, and such termination may be effected by the President or Vice President of the Trust or the Target Fund, without further action by the Trust Board or the Target Fund Board. In addition, this Agreement may be terminated at or before the Closing Date due to:

            (a) a breach by the non-terminating party of any representation, or warranty, or agreement to be performed at or before the Closing, if not cured within 30 days of the breach and prior to the Closing;

            (b) a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

            (c) a determination by the Trust Board or the Target Fund Board that the consummation of the transactions contemplated herein is not in the best interests of its respective Fund involved in the transactions contemplated by this Agreement.

      11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Trust, the Acquiring Fund or the Target Fund.

                                  ARTICLE XII

                                   AMENDMENTS

     12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Target Fund and the officers of the Trust, subject to the prior review of each such party's counsel and the authorization of the Trust Board and the Target Fund Board; provided, however, that following the receipt of the approval described in Section 5.2 of this Agreement by shareholders of the Acquiring Fund, if necessary, or the Target Fund, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

                                  ARTICLE XIII

                     HEADINGS; COUNTERPARTS; GOVERNING LAW;
                      ASSIGNMENT; LIMITATION OF LIABILITY

      13.1 The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

      13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

      13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

      13.5 All parties hereto are expressly put on notice of the Declaration of Trust of the Trust and the Declaration of Trust of the Target Fund and all amendments thereto, a copy of each of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitations of shareholder and trustee liability contained therein. This Agreement has been executed and delivered by the Trustees or officers of the Trust, on behalf of the Acquiring Fund, and the Trustees or officers of the Target Fund, in each case acting as Trustees or officers and not individually, and it is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust or the Target Fund individually, or impose any liability on any of them personally, but shall bind only the property of the Acquiring Fund and the Target Fund, as provided in the applicable Declaration of Trust, and persons dealing with a Fund must look solely to the assets of such Fund for the enforcement of any claims.

                  [Remainder of Page Intentionally Left Blank]

   IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

                                           FIRST TRUST DIVIDEND AND
                                              INCOME FUND

                                           By:
                                              ---------------------------
                                           Name:
                                           Title:
ACKNOWLEDGED:

By:
Name:

                                           FIRST TRUST EXCHANGE-TRADED
                                              FUND VI,
                                              ON BEHALF OF FIRST TRUST
                                              HIGH INCOME ETF

                                           By:
                                              ---------------------------
                                           Name:
                                           Title:
ACKNOWLEDGED:

By:
Name:

                                           LIBERTY STREET MERGER SUB, LLC

                                           By:
                                              ---------------------------
                                           Name:
                                           Title:
ACKNOWLEDGED:

By:
Name:

                     This page is intentionally left blank.

                      FIRST TRUST EXCHANGE-TRADED FUND VI

                          FIRST TRUST HIGH INCOME ETF
                                    ("FTHI")


      The attached prospectus for FTHI dated February 1, 2016, as supplemented through August 10, 2016, is being furnished to shareholders of FTHI and First Trust Dividend and Income Fund, only insofar as it relates to FTHI.

                               [FTHI PROSPECTUS]


                                                         First Trust
FIRST TRUST                                              Exchange-Traded Fund VI
--------------------------------------------------------------------------------

FUND NAME                                          TICKER SYMBOL        EXCHANGE

First Trust High Income ETF                            FTHI              Nasdaq

First Trust Low Beta Income ETF                        FTLB              Nasdaq




Each of the funds listed above (each, a "Fund" and collectively, the "Funds") lists and principally trades its shares on The Nasdaq Stock Market LLC ("Nasdaq" or the "Exchange"). Market prices may differ to some degree from the net asset value of the shares. Unlike mutual funds, each Fund issues and redeems shares at net asset value, only in large specified blocks consisting of 50,000 shares (each such block of shares called a "Creation Unit," and collectively, the "Creation Units"). Each Fund's Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements.

EACH FUND IS A SERIES OF FIRST TRUST EXCHANGE-TRADED FUND VI (THE "TRUST") AND AN ACTIVELY MANAGED EXCHANGE-TRADED FUND ORGANIZED AS A SEPARATE SERIES OF A REGISTERED MANAGEMENT INVESTMENT COMPANY.

EXCEPT WHEN AGGREGATED IN CREATION UNITS, THE SHARES ARE NOT REDEEMABLE SECURITIES OF THE FUNDS.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         NOT FDIC INSURED    MAY LOSE VALUE     NO BANK GUARANTEE

-------------------

 February 1, 2016

-------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI

                          FIRST TRUST HIGH INCOME ETF
                                    ("FTHI")

  SUPPLEMENT TO THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                             DATED FEBRUARY 1, 2016
                 AS PREVIOUSLY SUPPLEMENTED ON JUNE 6, 2016 AND
               SUPERSEDING THE SUPPLEMENT FILED ON AUGUST 3, 2016


                              DATED AUGUST 9, 2016

      The Board of Trustees (the "Board") of First Trust Exchange-Traded Fund VI (the "Trust") has approved a transaction to combine First Trust Dividend and Income Fund ("FAV"), a closed-end fund, with FTHI. Pursuant to this transaction, FAV shareholders will become shareholders of FTHI.

      In order for the transaction to occur, the shareholders of FTHI must approve the issuance of the shares to be issued in the transaction and shareholders of FAV must approve the transaction. If approved, shares of FAV would be exchanged, on a tax-free basis for federal income tax purposes, for shares of FTHI with an equal aggregate net asset value, and FAV shareholders will become shareholders of FTHI. In lieu of receiving a fractional share of FTHI, FAV shareholders will receive an amount in cash equal to the net asset value of such fractional share.

      A joint special meeting of shareholders of FTHI and FAV for the purpose of voting on the transaction has been called for October 3, 2016. Shareholders of record of FTHI as of August 5, 2016, are entitled to notice of and to vote at the special meeting. If the required approval is obtained, it is anticipated that the transaction will be consummated shortly after the special shareholder meeting.

      FTHI will continue sales and redemptions of shares as described in the accompanying prospectus. Holders of shares of FTHI purchased after the record date set for the special meeting of shareholders will not be entitled to vote those shares at the special meeting.


           PLEASE KEEP THIS SUPPLEMENT WITH THE FUND'S PROSPECTUS AND
            STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

                      FIRST TRUST EXCHANGE-TRADED FUND VI

                          FIRST TRUST HIGH INCOME ETF
                        FIRST TRUST LOW BETA INCOME ETF
                                 (the "Funds")

  SUPPLEMENT TO THE FUNDS' PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                             DATED FEBRUARY 1, 2016


                               DATED JUNE 6, 2016

      On or about June 1, 2016, notwithstanding anything to the contrary in the Funds' Prospectus or Statement of Additional Information, the following members of each Fund's Investment Committee will no longer serve as portfolio managers of the Funds:

            o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust Advisors L.P.;

            o  Jon C. Erickson, Senior Vice President of First Trust Advisors
               L.P.;

            o David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director of First Trust; and

            o  Roger F. Testin, Senior Vice President of First Trust Advisors
               L.P.

      The following persons will serve as the portfolio managers of the Funds:

            o John Gambla, CFA, FRM, PRM, Senior Portfolio Manager, Alternatives Investment Team of First Trust Advisors L.P.; and

            o Rob A. Guttschow, CFA, Senior Portfolio Manager, Alternatives Investment Team of First Trust Advisors L.P.


          PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND'S PROSPECTUS AND
            STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

                               TABLE OF CONTENTS
Summary Information
   First Trust High Income ETF (FTHI)..........................................1
   First Trust Low Beta Income ETF (FTLB)......................................6
Additional Information on the Funds' Investment Objectives and Strategies.....11
Fund Investments..............................................................11
Additional Risks of Investing in the Funds....................................12
Fund Organization.............................................................14
Management of the Funds.......................................................14
How to Buy and Sell Shares....................................................15
Dividends, Distributions and Taxes............................................16
Federal Tax Matters...........................................................17
Distribution Plan.............................................................19
Net Asset Value...............................................................19
Fund Service Providers........................................................20
Premium/Discount Information..................................................20
Total Return Information......................................................21
Financial Highlights..........................................................22
Other Information.............................................................24

--------------------------------------------------------------------------------
                              SUMMARY INFORMATION
                       FIRST TRUST HIGH INCOME ETF (FTHI)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES

The First Trust High Income ETF's (the "Fund") primary investment objective is to provide current income. The Fund's secondary investment objective is to provide capital appreciation.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.

SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                         None
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each
   year as a percentage of the value of your investment)
      Management Fees                                                      0.85%
      Distribution and Service (12b-1) Fees (1)                            0.00%
      Other Expenses (2)                                                   0.00%
--------------------------------------------------------------------------------
      Total Annual Fund Operating Expenses                                 0.85%
================================================================================

(1) Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before January 31, 2017.

(2) Pursuant to the Investment Management Agreement, First Trust Advisors L.P., the Fund's investment advisor, will manage the investment of the Fund's assets and will be responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit, license and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a 12b-1 plan, if any, and extraordinary expenses.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain at current levels until January 31, 2017 and thereafter at 1.10% to represent the imposition of the 12b-1 fee of 0.25% per annum of the Fund's average daily net assets. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

       1 Year             3 Years            5 Years           10 Years
--------------------------------------------------------------------------------
         $87               $325               $582              $1,318
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 191% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will pursue its objectives by investing in equity securities listed on U.S. exchanges and by utilizing an "option strategy" consisting of writing (selling) U.S. exchange-traded covered call options on the Standard & Poor's 500(R) Index (the "Index"). Under normal market conditions, the Fund invests primarily in equity securities listed on U.S. exchanges. The Fund will also employ an option strategy in which it will write U.S. exchange-traded covered call options on the Index in order to seek additional cash flow in the form of premiums on the options that may be distributed to shareholders on a monthly basis. A premium is the income received by an investor who sells or writes an option contract to another party. The market value of the option strategy may be up to 20% of the Fund's overall net asset value.

--------------------------------------------------------------------------------
                       FIRST TRUST HIGH INCOME ETF (FTHI)
--------------------------------------------------------------------------------

The equity securities in which the Fund will invest and the options which the Fund will write will be limited to U.S. exchange-traded securities and options. The equity securities held by the Fund will be selected using a mathematical optimization process which attempts to favor higher dividend paying common stocks for the Fund's portfolio. The equity securities held by the Fund may include non-U.S. securities that are either directly listed on a U.S. securities exchange or in the form of American depositary receipts ("ADRs") and global depositary receipts ("GDRs"). As of September 30, 2015, the Fund had significant investments in information technology companies. The equity securities in the Fund's portfolio will be periodically rebalanced, at the discretion of the Fund's portfolio managers. Depending on market volatility, the Fund may engage in active trading, which may result in a turnover of the Fund's portfolio greater than 100% annually.

The option portion of the portfolio will generally consist of U.S. exchange-traded covered calls on the Index that are written by the Fund. In certain instances, the Fund may also write covered call spreads on the Index. In general, a covered call is an options strategy whereby an investor holds a long position in an asset and writes (sells) call options on that same asset in an attempt to generate increased income from the asset. A covered call spread is an options strategy whereby an investor holds a long position in an asset and two short calls at one strike and a long call at a higher strike price. The call options written by the Fund will be a laddered portfolio of call options with expirations of less than one year, written at-the-money to slightly out-of-the-money. A call option will give the holder the right to buy the Index at a predetermined strike price from the Fund. The notional value of calls written will be generally between 25% and 75% of the overall Fund. In general, the notional value is the total value of a leveraged position's assets.

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objectives will be achieved.

DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

DERIVATIVES RISK. The Fund's use of derivatives, such as call options, can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the options. These risks are heightened when the Fund's portfolio managers use options to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

The option positions employed may present additional risk. When selling a call option, the Fund will receive a premium; however, this premium may not be enough to offset a loss incurred by the Fund if the price of the underlying stock or the Index level at the expiration of the call option is above the strike price by an amount equal to or greater than the premium. The value of an option may be adversely affected if the market for the option becomes less liquid or smaller, and will be affected by changes in the value and dividend rates of the stock subject to the option, an increase in interest rates, a change in the actual and perceived volatility of the stock market and the common stock and the remaining time to expiration. Additionally, the value of an option does not increase or decrease at the same rate as the underlying stock(s). In fact, the Fund's use of options may reduce the Fund's ability to profit from increases in the value of the underlying stock(s).

EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of the capital rises and borrowing costs increase.

INFORMATION TECHNOLOGY COMPANIES RISK. Information technology companies are generally subject to the following risks: rapidly changing technologies; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information

--------------------------------------------------------------------------------
                       FIRST TRUST HIGH INCOME ETF (FTHI)
--------------------------------------------------------------------------------

technology company stocks, especially those which are Internet related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.

MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund's investment portfolio, the Fund's investment advisor will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that the Fund will meet its investment objectives.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets that may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

NON-U.S. SECURITIES RISK. The Fund holds non-U.S. securities that are either directly listed on a U.S. securities exchange or in the form of depositary receipts. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries.

PORTFOLIO TURNOVER RISK. The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. High portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

SMALL FUND RISK. The Fund currently has fewer assets than larger funds, and like other relatively smaller funds, large inflows and outflows may impact the Fund's market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. Also, during the initial invest-up period, the Fund may depart from its principal investment strategies and invest a larger amount or all of its assets in cash equivalents or it may hold cash.

SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

ANNUAL TOTAL RETURN

The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund, benchmark index and broad-based market index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of a benchmark index and broad-based market index. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

--------------------------------------------------------------------------------
                       FIRST TRUST HIGH INCOME ETF (FTHI)
--------------------------------------------------------------------------------

FIRST TRUST HIGH INCOME ETF--TOTAL RETURN

                                [GRAPHIC OMITTED]
                      [DATA POINTS REPRESENTED IN BAR CHART]

                     CALENDAR YEAR TOTAL RETURNS AS OF 12/31

                              Year              %
                             ------         --------
                              2015             2.14%

During the period shown in the chart above:

           BEST QUARTER                               WORST QUARTER
--------------------------------------------------------------------------------
    5.43% (December 31, 2015)                  -4.89% (September 30, 2015)
--------------------------------------------------------------------------------

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2015

                                                                                                            Since Inception
                                                                                                1 Year         (1/6/2014)
---------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                                              2.14%           4.58%
---------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                                             -0.03%           2.56%
---------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Shares                                           1.20%           2.58%
---------------------------------------------------------------------------------------------------------------------------
CBOE S&P 500 BuyWrite Monthly Index*
     (reflects no deduction for fees, expenses or taxes)                                         5.24%           5.51%
---------------------------------------------------------------------------------------------------------------------------
S&P 500(R) Index
     (reflects no deduction for fees, expenses or taxes)                                         1.38%           8.05%
---------------------------------------------------------------------------------------------------------------------------

* The CBOE S&P 500 BuyWrite Monthly Index is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500(R) Index.

--------------------------------------------------------------------------------
                       FIRST TRUST HIGH INCOME ETF (FTHI)
--------------------------------------------------------------------------------

MANAGEMENT

      INVESTMENT ADVISOR

      First Trust Advisors L.P. ("First Trust" or the "Advisor")

      PORTFOLIO MANAGERS

      The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

            o John Gambla, CFA, FRM, PRM, Senior Portfolio Manager, Alternatives Investment Team of First Trust;

            o Rob A. Guttschow, CFA, Senior Portfolio Manager, Alternatives Investment Team of First Trust;

            o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

            o     Jon C. Erickson, Senior Vice President of First Trust;

            o David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director of First Trust; and

            o     Roger F. Testin, Senior Vice President of First Trust.

      The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2014.

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on Nasdaq(R) through a broker-dealer. Shares of the Fund will trade on Nasdaq(R) at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

--------------------------------------------------------------------------------
                              SUMMARY INFORMATION
                     FIRST TRUST LOW BETA INCOME ETF (FTLB)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The First Trust Low Beta Income ETF's (the "Fund") investment objective is to provide current income.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.

SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                         None
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each
   year as a percentage of the value of your investment)
      Management Fees                                                      0.85%
      Distribution and Service (12b-1) Fees (1)                            0.00%
      Other Expenses (2)                                                   0.00%
--------------------------------------------------------------------------------
      Total Annual Fund Operating Expenses                                 0.85%
================================================================================

(1) Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before January 31, 2017.

(2) Pursuant to the Investment Management Agreement, First Trust Advisors L.P., the Fund's investment advisor, will manage the investment of the Fund's assets and will be responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit, license and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a 12b-1 plan, if any, and extraordinary expenses.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain at current levels until January 31, 2017 and thereafter at 1.10% to represent the imposition of the 12b-1 fee of 0.25% per annum of the Fund's average daily net assets. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

       1 Year             3 Years            5 Years           10 Years
--------------------------------------------------------------------------------
         $87               $325               $582              $1,318
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 205% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will pursue its objective by investing in equity securities listed on U.S. exchanges and by utilizing an "option strategy" consisting of buying U.S. exchange-traded put options on the Standard & Poor's 500(R) Index (the "Index") and writing (selling) U.S. exchange-traded covered call options on the Index. Under normal market conditions, the Fund invests primarily in equity securities listed on U.S. exchanges. The Fund will also employ an option strategy in which it will write U.S. exchange-traded covered call options on the Index in order to seek additional cash flow in the form of premiums on the options. A premium is the income received by an investor who sells an option contract to another party. These premiums may be distributed to shareholders on a monthly basis or used to purchase U.S. exchange-traded put options on the Index that seek to provide the Fund with downside protection and which are expected to reduce the

--------------------------------------------------------------------------------
                     FIRST TRUST LOW BETA INCOME ETF (FTLB)
--------------------------------------------------------------------------------

Fund's price sensitivity to declining markets. The market value of the option strategy may be up to 20% of the Fund's overall net asset value.

The equity securities in which the Fund will invest and the options which the Fund will buy and write will be limited to U.S. exchange-traded securities and options. The equity securities held by the Fund will be selected using a mathematical optimization process which attempts to favor higher dividend paying common stocks for the Fund's portfolio. The equity securities held by the Fund may include non-U.S. securities that are either directly listed on a U.S. securities exchange or in the form of American depositary receipts ("ADRs") and global depositary receipts ("GDRs"). As of September 30, 2015, the Fund had significant investments in information technology companies. The equity securities in the Fund's portfolio will be periodically rebalanced, at the discretion of the Fund's portfolio managers. Depending on market volatility, the Fund may engage in active trading, which may result in turnover of the Fund's portfolio greater than 100% annually.

The option portion of the portfolio will generally consist of (i) U.S. exchange-traded covered calls on the Index that are written by the Fund and (ii) U.S. exchange-traded puts on the Index that are bought by the Fund. In certain instances, the Fund may also write covered call spreads on the Index. In general, a covered call is an options strategy whereby an investor holds a long position in an asset and writes (sells) call options on that same asset in an attempt to generate increased income from the asset. A covered call spread is an options strategy whereby an investor holds a long position in an asset and two short calls at one strike and a long call at a higher strike price. The call options written by the Fund will be a laddered portfolio of call options with expirations of less than one year, written at-the-money to slightly out-of-the-money. A call option will give the holder the right to buy the Index at a predetermined strike price from the Fund. The notional value of calls written will be generally between 25% and 75% of the overall Fund. In general, the notional value is the total value of a leveraged position's assets.

The put positions held by the Fund will have expirations of less than one year (calculated at the time of purchase) and will consist of out-of-the-money Index put options, which is an option with a strike price that is lower than the market price of the underlying asset. A put option will give the Fund the right to sell the Index at a predetermined strike price to the writer of the put. A predetermined strike price is the specific price of the underlying asset at which the Fund may sell the Index. The notional value of the put portfolio will be generally between 10% and 75% of the overall Fund.

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

DERIVATIVES RISK. The Fund's use of derivatives, such as call and put options, can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the options. These risks are heightened when the Fund's portfolio managers use options to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

The option positions employed may present additional risk. When selling a call option, the Fund will receive a premium; however, this premium may not be enough to offset a loss incurred by the Fund if the price of the underlying stock or the Index level at the expiration of the call option is above the strike price by an amount equal to or greater than the premium. The value of an option may be adversely affected if the market for the option becomes less liquid or smaller, and will be affected by changes in the value and dividend rates of the stock subject to the option, an increase in interest rates, a change in the actual and perceived volatility of the stock market and the common stock and the remaining time to expiration. Additionally, the value of an option does not increase or decrease at the same rate as the underlying stock(s). In fact, the Fund's use of options may reduce the Fund's ability to profit from increases in the value of the underlying stock(s).

EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of these equity

--------------------------------------------------------------------------------
                     FIRST TRUST LOW BETA INCOME ETF (FTLB)
--------------------------------------------------------------------------------

securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of the capital rises and borrowing costs increase.

INFORMATION TECHNOLOGY COMPANIES RISK. Information technology companies are generally subject to the following risks: rapidly changing technologies; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, especially those which are Internet related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.

MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund's investment portfolio, the Fund's investment advisor will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that the Fund will meet its investment objective.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets that may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

NON-U.S. SECURITIES RISK. The Fund holds non-U.S. securities that are either directly listed on a U.S. securities exchange or in the form of depositary receipts. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries.

PORTFOLIO TURNOVER RISK. The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. High portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

SMALL FUND RISK. The Fund currently has fewer assets than larger funds, and like other relatively smaller funds, large inflows and outflows may impact the Fund's market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. Also, during the initial invest-up period, the Fund may depart from its principal investment strategies and invest a larger amount or all of its assets in cash equivalents or it may hold cash.

SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

ANNUAL TOTAL RETURN

The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund, benchmark index and broad-based market index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of a benchmark index and broad-based market index. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on

--------------------------------------------------------------------------------
                     FIRST TRUST LOW BETA INCOME ETF (FTLB)
--------------------------------------------------------------------------------

distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

FIRST TRUST LOW BETA INCOME ETF--TOTAL RETURN

                                [GRAPHIC OMITTED]
                      [DATA POINTS REPRESENTED IN BAR CHART]

                     CALENDAR YEAR TOTAL RETURNS AS OF 12/31

                              Year              %
                             ------         --------
                              2015             0.94%

During the period shown in the chart above:

           BEST QUARTER                               WORST QUARTER
--------------------------------------------------------------------------------
    4.75% (December 31, 2015)                  -4.66% (September 30, 2015)
--------------------------------------------------------------------------------

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2015

                                                                                                            Since Inception
                                                                                                1 Year         (1/6/2014)
---------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                                              0.94%           3.13%
---------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                                             -0.57%           1.60%
---------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Shares                                           0.53%           1.70%
---------------------------------------------------------------------------------------------------------------------------
CBOE S&P 500 95-110 Collar Index*
     (reflects no deduction for fees, expenses or taxes)                                        -3.98%           2.99%
---------------------------------------------------------------------------------------------------------------------------
S&P 500(R) Index
     (reflects no deduction for fees, expenses or taxes)                                         1.38%           8.05%
---------------------------------------------------------------------------------------------------------------------------

* The CBOE S&P 500 95-110 Collar Index is a designed to protect an investment in S&P 500(R) stocks against market declines. The passive collar strategy reflected by the index entails: holding the stocks in the S&P 500(R) Index; buying three-month S&P 500(R) put options to protect this S&P 500(R) portfolio from market decreases; and selling one-month S&P 500(R) call options to help finance the cost of the put options.

--------------------------------------------------------------------------------
                     FIRST TRUST LOW BETA INCOME ETF (FTLB)
--------------------------------------------------------------------------------

MANAGEMENT

      INVESTMENT ADVISOR

      First Trust Advisors L.P. ("First Trust" or the "Advisor")

      PORTFOLIO MANAGERS

      The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

            o John Gambla, CFA, FRM, PRM, Senior Portfolio Manager, Alternatives Investment Team of First Trust;

            o Rob A. Guttschow, CFA, Senior Portfolio Manager, Alternatives Investment Team of First Trust;

            o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

            o     Jon C. Erickson, Senior Vice President of First Trust;

            o David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director of First Trust; and

            o     Roger F. Testin, Senior Vice President of First Trust.

      The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2014.

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on Nasdaq(R) through a broker-dealer. Shares of the Fund will trade on Nasdaq(R) at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

   ADDITIONAL INFORMATION ON THE FUNDS' INVESTMENT OBJECTIVES AND STRATEGIES

Each Fund is a series of the Trust, an investment company and an actively managed exchange-traded fund. Each Fund's investment objective(s) are fundamental and may not be changed without approval by the holders of a majority of the outstanding voting securities of the Fund. Unless an investment policy is identified as being fundamental, all investment policies included in this prospectus and the Funds' Statement of Additional Information ("SAI") are non-fundamental and may be changed by the Board of Trustees (the "Board") of the Trust, without shareholder approval.

                                FUND INVESTMENTS

PRINCIPAL INVESTMENTS

EQUITY SECURITIES

Each Fund invests in equity securities, which may include common stocks, preferred securities, warrants to purchase common stocks or preferred securities, securities convertible into common stocks or preferred securities, and other securities with equity characteristics, such as real estate investment trusts, master limited partnerships and depositary receipts.

DERIVATIVES

In addition to the option strategy described in Principal Investment Strategies above, each Fund may invest up to 10% of the market value of its net assets in futures, options, options on futures, total return swaps, credit default swaps and forward contracts. The Funds may utilize such derivatives to enhance return, to hedge some of the risks of its investments in securities, as a substitute for a position in the underlying asset, to reduce transaction costs, to maintain full market exposure (which means to adjust the characteristics of its investments to more closely approximate those of the markets in which it invests), to manage cash flows or to preserve capital. In attempting to enhance returns and/or hedge risks, the Funds may buy and write U.S. exchange-traded options on single stocks included in the portfolio, and/or on equity indexes. In certain instances, a Fund may also write covered call spreads on equity indexes.

NON-U.S. INVESTMENTS

The Funds may invest in securities issued by non-U.S. companies that are listed either directly on a U.S. securities exchange or in the form of depositary receipts.

NON-PRINCIPAL INVESTMENTS

ILLIQUID SECURITIES

A Fund may invest up to 15% of its net assets in securities and other instruments that are, at the time of investment, illiquid (determined using the Securities and Exchange Commission's standard applicable to investment companies, i.e. securities that cannot be disposed of by a Fund within seven days in the ordinary course of business at approximately the amount at which such Fund has valued the securities). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), that are deemed to be illiquid, and certain repurchase agreements.

CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

Normally, a Fund invests substantially all of its assets to meet its objective(s). Each Fund may invest the remainder of its assets in securities with maturities of less than one year or cash equivalents, or it may hold cash. The percentage of a Fund invested in such holdings varies and depends on several factors, including market conditions. For temporary defensive purposes and during periods of high cash inflows or outflows, a Fund may depart from its principal investment strategies and invest part or all of its assets in these securities or it may hold cash. During such periods, a Fund may not be able to achieve its investment objective(s). A Fund may adopt a defensive strategy when the portfolio managers believe securities in which such Fund normally invests have elevated risks due to political or economic factors and in other extraordinary circumstances. For more information on eligible short-term investments, see the SAI.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the policies and procedures with respect to the disclosure of the Funds' portfolio securities is included in the Funds' SAI, which is available on the Funds' website at www.ftportfolios.com.

                   ADDITIONAL RISKS OF INVESTING IN THE FUNDS

Risk is inherent in all investing. Investing in a Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that a Fund will meet its stated objective(s). Before you invest, you should consider the following risks in addition to the Principal Risks set forth above in this prospectus:

PRINCIPAL RISKS

DEPOSITARY RECEIPTS RISK. An investment in depositary receipts involves further risks due to certain features of depositary receipts. Depositary receipts are usually in the form of ADRs or GDRs. ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. GDRs are similar to ADRs, but are shares of foreign-based corporations generally issued by non-U.S. banks in one or more markets around the world. ADRs or GDRs may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts, whether ADRs or GDRs, are usually subject to a fee charged by the depositary.

Holders of depositary receipts may have limited voting rights pursuant to a deposit agreement between the underlying issuer and the depositary. In certain cases, the depositary will vote the equity shares deposited with it as directed by the underlying issuer's board of directors. Furthermore, investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipt. Moreover, if depositary receipts are converted into equity shares, the laws in certain countries may limit the ability of a non-resident to trade the equity shares and to reconvert the equity shares to depositary receipts.

Depositary receipts may be "sponsored" or "unsponsored." Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored depositary receipts generally bear all the costs associated with establishing the unsponsored depositary receipts. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.

Depositary receipts may be unregistered and unlisted. A Fund's investments may also include depositary receipts that are not purchased in the public markets and are restricted securities that can be offered and sold only to "qualified institutional buyers" under Rule 144A under the Securities Act of 1933, as amended ("Securities Act"). Moreover, if adverse market conditions were to develop during the period between a Fund's decision to sell these types of depositary receipts and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell.

DERIVATIVES RISK. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. In addition, when a Fund invests in certain derivative securities, including, but not limited to, when-issued securities, forward commitments and futures contracts, it is effectively leveraging its investments, which could result in exaggerated changes in the net asset value of the Fund's shares and can result in losses that exceed the amount originally invested. The success of the Advisor's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price.

EQUITY SECURITIES RISK. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

NON-U.S. SECURITIES RISK. An investment in securities of non-U.S. companies involves risk not associated with domestic issuers. Non-U.S. countries may impose higher withholding taxes on dividends and interest than the United States. Non-U.S. countries may also impose limitations on the use of or transfer of portfolio assets. Enforcing legal rights may be more difficult, expensive and time consuming in non-U.S. countries, and investors may force unique problems enforcing claims against non-U.S. governments.

NON-PRINCIPAL RISKS

AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant (as defined in the "Frequent Purchases and Redemptions" Section) may engage in creation or redemption transactions directly with a Fund. The Funds have a limited number of institutions that act as authorized participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Funds and no other authorized participant is able to step forward to create or redeem, in either of these cases, Fund shares may trade at a discount to the Funds' net asset value and possibly face delisting.

BORROWING AND LEVERAGE RISK. If a Fund borrows money, it must pay interest and other fees, which will reduce the Fund's returns. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of low demand or decreased liquidity, such borrowings might be outstanding for longer periods of time. As prescribed by the 1940 Act, a Fund will be required to maintain specified asset coverage of at least 300% with respect to any bank borrowing immediately following such borrowing. A Fund may be required to dispose of assets on unfavorable terms if market fluctuations or other factors reduce the Fund's asset coverage to less than the prescribed amount.

CASH TRANSACTIONS RISK. An investment in the Funds may involve further risk due to cash transactions. Unlike most exchange-traded funds, the Funds may effect a portion of creations and redemptions for cash, rather than in-kind securities, particularly for the puts and call options in which the Funds invest. As a result, an investment in the Funds may be less tax-efficient than an investment in a more conventional exchange-traded fund. Because the Funds may effect a portion of redemptions for cash, rather than in-kind distributions, they may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by a Fund will generally cause the Fund to recognize gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities in-kind. The Funds generally distribute these gains to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in a different exchange-traded fund. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Funds sold and redeemed their shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Funds' shares than for more conventional exchange-traded funds.

DEPENDENCE ON KEY PERSONNEL. The Funds are managed by the Advisor's Investment Committee, with daily investment decisions being made primarily by Messrs. Gambla and Guttschow. If the Advisor were to lose the services of either of these individuals, its ability to service the Funds could be adversely affected. There can be no assurance that a suitable replacement could be found for either of Messrs. Gambla and Guttschow in the event of their death, resignation, retirement or inability to act on behalf of the Advisor.

INFLATION RISK. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Fund's assets can decline as can the value of the Fund's distributions. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

INTERNATIONAL CLOSED MARKET TRADING RISK. Because securities held by the Funds may trade on non-U.S. exchanges that are closed when a Fund's primary listing exchange is open, there are likely to be deviations between the current price of an underlying security and the last quoted price for the underlying security (i.e., a Fund's quote from the closed foreign market), resulting in premiums or discounts to a Fund's net asset value that may be greater than those experienced by other exchange-traded funds. However, because shares can be created and redeemed in Creation Units at a Fund's net asset value, it is not expected that large discounts or premiums to the net asset value of a Fund will be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset values).

ISSUER SPECIFIC CHANGES RISK. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

LEGISLATION/LITIGATION RISK. From time to time, various legislative initiatives are proposed in the United States and aboard, which may have a negative impact on certain companies represented owned by a Fund. In addition, litigation regarding any of the issuers of the securities owned by a Fund, or industries represented by these issuers, may negatively impact the value of the securities. Such legislation or litigation may cause a Fund to lose value or may result in higher portfolio turnover if the Advisor determines to sell such a holding.

MARKET MAKER RISK. If a Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between a Fund's net asset value and the price at which the Fund's shares are trading on Nasdaq(R) which could result in a decrease in value of the Fund's shares.

TRADING ISSUES

Although the shares of each Fund are listed for trading on Nasdaq(R), there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on Nasdaq(R) may be halted due to market conditions or for reasons that, in the view of Nasdaq(R), make trading in shares inadvisable. In addition, trading in shares on Nasdaq(R) is subject to trading halts caused by extraordinary market volatility pursuant to Nasdaq(R) "circuit breaker" rules. There can be no assurance that the requirements of Nasdaq(R) necessary to maintain the listing of a Fund will continue to be met or will remain unchanged.

FLUCTUATION OF NET ASSET VALUE

The net asset value of shares of each Fund will generally fluctuate with changes in the market value of such Fund's holdings. The market prices of shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for shares on Nasdaq(R). A Fund cannot predict whether shares will trade below, at or above their net asset value because the shares trade on Nasdaq(R) at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Funds trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in-kind or, in certain circumstances, for cash, in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Funds believe that large discounts or premiums to the net asset value of shares should not be sustained.

                               FUND ORGANIZATION

Each Fund is a series of the Trust, an investment company registered under the 1940 Act. Each Fund is treated as a separate fund with its own investment objective(s) and policies. The Trust is organized as a Massachusetts business trust. The Trust's Board is responsible for the overall management and direction of the Trust. The Board elects the Trust's officers and approves all significant agreements, including those with the investment advisor, custodian and fund administrative and accounting agent.

                            MANAGEMENT OF THE FUNDS

First Trust Advisors L.P., 120 East Liberty Drive, Wheaton, Illinois 60187, is the investment advisor to the Funds. In this capacity, First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio and certain other services necessary for the management of the portfolios.

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust. First Trust discharges its responsibilities subject to the policies of the Board.

First Trust serves as advisor or sub-advisor to seven mutual fund portfolios, nine exchange-traded funds consisting of 97 series and 16 closed-end funds. It is also the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P. ("FTP"), an affiliate of First Trust, 120 East Liberty Drive, Wheaton, Illinois 60187. FTP specializes in the underwriting, trading and distribution of unit investment trusts and other securities. FTP is the principal underwriter of the shares of the Funds.

There is no one individual primarily responsible for portfolio management decisions for the Funds. Investments are made under the direction of the Investment Committee with daily decisions being primarily made by John Gambla and Rob A. Guttschow. The Investment Committee consists of John Gambla, Rob A. Guttschow, Daniel J. Lindquist, Jon C. Erickson, David G. McGarel and Roger F. Testin.

      o Mr. Gambla, CFA, FRM, PRM, is a senior portfolio manager for the Alternatives Investment Team at First Trust. Prior to joining First Trust in July 2011, Mr. Gambla was co-Chief Investment Officer at the Nuveen HydePark Group LLC where he started in 2007. While at Nuveen HydePark Group LLC, Mr. Gambla co-directed investment activities including research, product development, trading, portfolio management and performance attribution. Mr. Gambla also lead the research systems and infrastructure development for Nuveen HydePark Group LLC. Previously, Mr. Gambla was a Senior Trader and Quantitative specialist at Nuveen Asset Management. While there, he was responsible for trading all derivatives for the 120+ municipal mutual funds with Nuveen Asset Management. Mr. Gambla, has served in a variety of roles throughout his career including: portfolio management, research, business development and strategy development.

      o Mr. Guttschow, CFA, is a senior portfolio manager for the Alternatives Investment Team at First Trust. Prior to joining First Trust in July 2011, Mr. Guttschow was co-Chief Investment Officer at the Nuveen HydePark Group LLC where he started in 2007. While at Nuveen HydePark Group LLC, Mr. Guttschow co-directed investment activities including research, product development, trading, portfolio management and performance attribution. Previously, Mr. Guttschow was an Overlay Manager and Senior Portfolio Manager at Nuveen Asset Management. While there, he developed Nuveen's buy-side derivative desk for fixed income and equity portfolio hedging.

      o Mr. Lindquist is Chairman of the Investment Committee and presides over Investment Committee meetings. Mr. Lindquist is responsible for overseeing the implementation of the Fund's investment strategy. Mr. Lindquist joined First Trust as a Vice President in April 2004 and was a Senior Vice President of First Trust and FTP from September 2005 to July 2012. Mr. Lindquist has been a Managing Director of First Trust and FTP since 2012.

      o Mr. Erickson has been a Senior Vice President of First Trust and FTP since 2001. As the head of First Trust's Equity Research Group, Mr. Erickson is responsible for determining the securities to be purchased and sold by funds that do not utilize quantitative investment strategies.

      o Mr. McGarel is the Chief Investment Officer, Chief Operating Officer and a Managing Director of First Trust and FTP. As First Trust's Chief Investment Officer, Mr. McGarel consults with the other members of the Investment Committee on market conditions and First Trust's general investment philosophy. As Chief Operating Officer, Mr. McGarel is responsible for First Trust and FTP operations, including information systems, trust administration and First Trust administration. Mr. McGarel was a Senior Vice President of First Trust and FTP from January 2004 to July 2012.

      o Mr. Testin has been a Senior Vice President of First Trust and FTP since 2003. Mr. Testin is the head of First Trust's Portfolio Management Group.

For additional information concerning First Trust, including a description of the services provided to the Funds, see the Funds' SAI. Additional information about the compensation of Investment Committee members, other accounts managed by members of the Investment Committee and ownership by members of the Investment Committee of shares of the Funds is provided in the SAI.

MANAGEMENT FEE

Pursuant to the Investment Management Agreement, First Trust is paid an annual management fee of 0.85%, of each Fund's average daily net assets and is responsible for the expenses of such Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. A discussion regarding the Board's approval of the continuation of the Investment Management Agreement is available in the Funds' Annual Report to Shareholders for the period ending September 30, 2015.

                           HOW TO BUY AND SELL SHARES

Most investors will buy and sell shares of the Funds in secondary market transactions through brokers. Shares of the Funds are listed for trading on the secondary market on Nasdaq(R). Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment when buying shares on Nasdaq(R). Although shares are generally purchased and sold in "round lots" of 100 shares, brokerage firms typically permit investors to purchase or sell shares in smaller "odd lots," at no per-share price differential. When buying or selling shares through a broker, investors should expect to incur customary brokerage commissions, investors may receive less than the net asset value of the shares because shares are bought and sold at market prices rather than net asset value, and investors may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. Share prices are reported in dollars and cents per share.

For purposes of the 1940 Act, each Fund is treated as a registered investment company, and the acquisition of shares by other registered investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act. The Trust, on behalf of the Funds, has received an exemptive order from the Securities and Exchange Commission that permits certain registered investment companies to invest in a Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions, including that any such investment companies enter into an agreement with a Fund regarding the terms of any investment.

BOOK ENTRY

Shares are held in book-entry form, which means that no share certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Funds and is recognized as the owner of all shares for all purposes.

Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of share certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book-entry or "street name" form.

SHARE TRADING PRICES

The trading price of shares of a Fund on Nasdaq(R) is based on market price and may differ from such Fund's daily net asset value and can be affected by market forces of supply and demand, economic conditions and other factors.

Information regarding the intra-day value of the shares of a Fund, also referred to as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout such Fund's trading day by the national securities exchange on which the shares are listed or by market data vendors or other information providers. The IOPV should not be viewed as a "real-time" update of the net asset value per share of a Fund because the IOPV may not be calculated in the same manner as the net asset value, which is computed once a day, generally at the end of the business day. The price of a non-U.S. security that is primarily traded on a non-U.S. exchange shall be updated, using the last sale price, every 15 seconds throughout the trading day, provided that upon the closing of such non-U.S. exchange, the closing price of the security, after being converted to U.S. dollars, will be used. Furthermore, in calculating the IOPV of a Fund's shares, exchange rates may be used throughout the day (9:00 a.m. to 4:15 p.m., Eastern Time) that may differ from those used to calculate the net asset value per share of such Fund and consequently may result in differences between the net asset value and the IOPV. A Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV of shares of such Fund and such Fund does not make any warranty as to its accuracy.

FREQUENT PURCHASES AND REDEMPTIONS OF THE FUNDS' SHARES

The Funds impose no restrictions on the frequency of purchases and redemptions ("market timing"). In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by the Funds' shareholders. The Board considered that the Funds' shares can only be purchased and redeemed directly from a Fund in Creation Units by broker-dealers and large institutional investors that have entered into participation agreements (i.e., authorized participants ("APs")) and that the vast majority of trading in the Funds' shares occurs on the secondary market. Because the secondary market trades do not involve the Funds directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Funds' trading costs and the realization of capital gains. With respect to trades directly with the Funds, to the extent effected in-kind (i.e., for securities), those trades do not cause any of the harmful effects that may result from frequent cash trades. To the extent that the Funds may effect the purchase or redemption of Creation Units in exchange wholly or partially for cash, the Board noted that such trades could result in dilution to the Funds and increased transaction costs, which could negatively impact the Funds' ability to achieve their investment objective(s). However, the Board noted that direct trading by APs is critical to ensuring that the shares trade at or close to net asset value. In addition, the Funds impose fixed and variable transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Funds in effecting trades. Finally, the Advisor monitors purchase and redemption orders from APs for patterns of abusive trading and the Funds reserve the right to not accept orders from APs that the Advisor has determined may be disruptive to the management of a Fund, or otherwise not in the Fund's best interests.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends from net investment income from the Funds, if any, are declared and paid monthly by each Fund. Each Fund distributes its net realized capital gains, if any, to shareholders at least annually.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.

                              FEDERAL TAX MATTERS

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Funds. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Funds. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Funds was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Funds. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

FUND STATUS

Each Fund intends to continue to qualify or qualify as a "regulated investment company" under the federal tax laws. If a Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

DISTRIBUTIONS

The Funds' distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of a Fund into two categories, ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Funds may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your shares, which could result in you having to pay higher taxes in the future when shares are sold, even if you sell the shares at a loss from your original investment. The tax status of your distributions from a Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from a Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Income from a Fund may also be subject to a 3.8% "Medicare tax." This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

DIVIDENDS RECEIVED DEDUCTION

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Funds from certain corporations may be reported by the Funds as being eligible for the dividends received deduction.

CAPITAL GAINS AND LOSSES AND CERTAIN ORDINARY INCOME DIVIDENDS

If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% for taxpayers in the 39.6% tax bracket, 15% for taxpayers in the 25%, 28%, 33% and 35% tax brackets and 0% for taxpayers in the 10% and 15% tax brackets. Some portion of your capital gain dividends may be taxed at a higher maximum stated tax rate. Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from a Fund and sell your shares at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code of 1986, as amended, treats certain capital gains as ordinary income in special situations.

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Funds are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Funds themselves. Each Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

SALE OF SHARES

If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.

TAXES ON PURCHASE AND REDEMPTION OF CREATION UNITS

If you exchange equity securities for Creation Units you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for equity securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position.

DEDUCTIBILITY OF FUND EXPENSES

Expenses incurred and deducted by the Funds will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual's adjusted gross income. Some individuals may also be subject to further limitations on the amount of their itemized deductions, depending on their income.

NON-U.S. TAX CREDIT

Because the Funds may invest in non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes a Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes such Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

NON-U.S. INVESTORS

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from a Fund will be characterized as dividends for federal income tax purposes (other than dividends which a Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from a Fund that are properly reported by such Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that a Fund makes certain elections and certain other conditions are met. Distributions from a Fund that are properly reported by such Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by such Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that a Fund makes certain elections and certain other conditions are met.

Distributions may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity's U.S. owners. Disposition of shares by such persons may be subject to such withholding after December 31, 2018.

INVESTMENTS IN CERTAIN NON-U.S. CORPORATIONS

If a Fund holds an equity interest in any PFICs, which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, a Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. A Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. A Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, a Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, a Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs are not treated as qualified dividend income.

                               DISTRIBUTION PLAN

FTP serves as the distributor of Creation Units for the Funds on an agency basis. FTP does not maintain a secondary market in shares.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse FTP for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are APs for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

The Funds do not currently pay 12b-1 fees, and pursuant to a contractual arrangement, the Funds will not pay 12b-1 fees any time before January 31, 2017. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Funds' assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

                                NET ASSET VALUE

Each Fund's net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for a Fund by taking the market price of a Fund's total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Board or its delegate.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value, in accordance with valuation procedures adopted by the Board and in accordance with the 1940 Act. Portfolio securities listed on any exchange other than Nasdaq(R) and the London Stock Exchange Alternative Investment Market ("AIM") are valued at the last sale price on the business day as of which such value is being determined. Securities listed on the Nasdaq(R) or the AIM are valued at the official closing price on the business day as of which such value is being determined. If there has been no sale on such day, or no official closing price in the case of securities traded on Nasdaq(R) or the AIM, the securities are fair valued at the mean of the most recent bid and ask prices on such day. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities trading on Nasdaq(R) or the AIM, are fair valued at the mean of the most recent bid and asked price, if available, and otherwise at the closing bid price. Short-term investments that mature in less than 60 days when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discount, provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Net asset value may change on days when investors may not sell or redeem Fund shares.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board or its delegate, the Advisor's Pricing Committee, at fair value. The use of fair value pricing by a Fund is governed by valuation procedures adopted by the Board and in accordance with the provisions of the 1940 Act. These securities generally include, but are not limited to, certain restricted securities (securities which may not be publicly sold without registration under the Securities Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's net asset value or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used generally they will differ from the current market valuations. See the Funds' SAI for details.

                             FUND SERVICE PROVIDERS

Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts 02110, acts as the administrator, accounting agent, custodian and transfer agent to the Funds. Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, serves as legal counsel to the Funds.

                          PREMIUM/DISCOUNT INFORMATION

The tables that follow present information about the differences between each Fund's daily market price on the applicable Exchange and its net asset value. The "Market Price" of a Fund generally is determined using the midpoint between the highest bid and lowest offer on the Exchange, as of the time a Fund's net asset value is calculated. A Fund's Market Price may be at, above, or below its net asset value. The net asset value of a Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of a Fund will fluctuate in accordance with changes in its net asset value, as well as market supply and demand.

Premiums or discounts are the differences (generally expressed as a percentage) between the net asset value and Market Price of a Fund on a given day, generally at the time net asset value is calculated. A premium is the amount that a Fund is trading above the reported net asset value. A discount is the amount that a Fund is trading below the reported net asset value.

The following information shows the frequency distribution of premiums and discounts of the daily bid/ask price of each Fund against each Fund's net asset value. The information shown for each Fund is for the period indicated. Shareholders may pay more than net asset value when they buy Fund shares and receive less than net asset value when they sell those shares because shares are bought and sold at current market price. All data presented here represents past performance, which cannot be used to predict future results. Information about the premiums and discounts at which the Funds' shares have traded is available on the Funds' website at www.ftportfolios.com.

                                            FIRST TRUST HIGH INCOME ETF (FTHI)
                                           BID/ASK MIDPOINT VS. NET ASSET VALUE

                                 NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NET ASSET VALUE
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
----------------------------------------------------------------------------------------------------------------------
12 Months Ended 12/31/2015                   120                    3                    2                     3
----------------------------------------------------------------------------------------------------------------------

                                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NET ASSET VALUE
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
----------------------------------------------------------------------------------------------------------------------
12 Months Ended 12/31/2015                   121                    3                    0                     0
----------------------------------------------------------------------------------------------------------------------


                                          FIRST TRUST LOW BETA INCOME ETF (FTLB)
                                           BID/ASK MIDPOINT VS. NET ASSET VALUE

                                 NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NET ASSET VALUE
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
----------------------------------------------------------------------------------------------------------------------
12 Months Ended 12/31/2015                   131                    8                    0                     2
----------------------------------------------------------------------------------------------------------------------

                                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NET ASSET VALUE
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
----------------------------------------------------------------------------------------------------------------------
12 Months Ended 12/31/2015                   107                    4                    0                     0
----------------------------------------------------------------------------------------------------------------------

                            TOTAL RETURN INFORMATION

The tables below compare the total return of each Fund to a broad-based security market index and to each Fund's benchmark index. The information presented for each Fund is for the period indicated.

"Average annual total returns" represent the average annual change in the value of an investment over the period indicated. "Cumulative total returns" represent the total change in value of an investment over the period indicated. The net asset value per share of a Fund is the value of one share of a Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The net asset value return is based on the net asset value per share of a Fund, and the market return is based on the market price per share of a Fund. The price used to calculate market return ("Market Price") generally is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the shares of a Fund are listed for trading, as of the time that a Fund's net asset value is calculated. Since the shares of each Fund typically do not trade in the secondary market until several days after a Fund's inception, for the period from inception to the first day of secondary market trading in shares of a Fund, the net asset value of a Fund is used as a proxy for the secondary market trading price to calculate market returns. Market and net asset value returns assume that dividends and capital gain distributions have been reinvested in a Fund at Market Price and net asset value, respectively. An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns reflect the reinvestment of dividends on securities in the indices. The returns shown in the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of shares of a Fund. The investment return and principal value of shares of a Fund will vary with changes in market conditions. Shares of a Fund may be worth more or less than their original cost when they are redeemed or sold in the market. A Fund's past performance is no guarantee of future results.


                                            FIRST TRUST HIGH INCOME ETF (FTHI)
                                          TOTAL RETURNS AS OF SEPTEMBER 30, 2015


                                                                            AVERAGE ANNUAL               CUMULATIVE
                                                                          ------------------           --------------
                                                                              INCEPTION                   INCEPTION
                                                        1 YEAR                (1/6/2014)                  (1/6/2014)
---------------------------------------------------------------------------------------------------------------------
FUND PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
Net Asset Value                                         -0.96%                  2.10%                        3.66%
---------------------------------------------------------------------------------------------------------------------
Market Price                                            -1.01%                  2.06%                        3.60%
---------------------------------------------------------------------------------------------------------------------
INDEX PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
CBOE S&P 500 BuyWrite Monthly Index*                     0.36%                  3.96%                        6.96%
---------------------------------------------------------------------------------------------------------------------
S&P 500(R) Index                                        -0.61%                  5.06%                        8.93%
---------------------------------------------------------------------------------------------------------------------

* The CBOE S&P 500 BuyWrite Monthly Index is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500(R) Index.

                                          FIRST TRUST LOW BETA INCOME ETF (FTLB)
                                          TOTAL RETURNS AS OF SEPTEMBER 30, 2015

                                                                            AVERAGE ANNUAL               CUMULATIVE
                                                                          ------------------           --------------
                                                                              INCEPTION                   INCEPTION
                                                        1 YEAR                (1/6/2014)                  (1/6/2014)
---------------------------------------------------------------------------------------------------------------------
FUND PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
Net Asset Value                                         -2.26%                  0.85%                        1.48%
---------------------------------------------------------------------------------------------------------------------
Market Price                                            -2.65%                  0.85%                        1.48%
---------------------------------------------------------------------------------------------------------------------
INDEX PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
CBOE S&P 500 95-110 Collar Index*                       -3.93%                  1.59%                        2.77%
---------------------------------------------------------------------------------------------------------------------
S&P 500(R) Index                                        -0.61%                  5.06%                        8.93%
---------------------------------------------------------------------------------------------------------------------

* The CBOE S&P 500 95-110 Collar Index is designed to protect an investment in S&P 500(R) stocks against market declines. The passive collar strategy reflected by the index entails: holding the stocks in the S&P 500(R) Index; buying three-month S&P 500(R) put options to protect this S&P 500(R) portfolio from market decreases; and selling one-month S&P 500(R) call options to help finance the cost of the put options.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund's financial performance for the periods shown. Certain information reflects financial results for a single share of each Fund. The total returns represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the periods indicated has been derived from financial statements audited by Deloitte & Touche LLC whose report, along with each Fund's financial statements, is included in the Annual Report to Shareholders dated September 30, 2015 and is incorporated by reference in the Funds' SAI, which is available upon request.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST HIGH INCOME ETF (FTHI)
                                                                                                             FOR THE PERIOD
                                                                                                              1/6/2014 (a)
                                                                                               YEAR ENDED       THROUGH
                                                                                               9/30/2015       9/30/2014
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                           $    20.29      $    19.93
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                                         0.54            0.40
Net realized and unrealized gain (loss)                                                             (0.70)           0.52
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                                    (0.16)           0.92
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                                                               (0.32)          (0.56)
Return of capital                                                                                   (0.69)             --
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                 (1.01)          (0.56)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                 $    19.12      $    20.29
=============================================================================================================================
TOTAL RETURN (b)                                                                                    (0.96)%          4.66%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                                           $    6,691      $    3,044
Ratio of total expenses to average net assets                                                        0.85%           0.85% (c)
Ratio of net investment income (loss) to average net
  assets                                                                                             1.57%           2.49% (c)
Portfolio turnover rate (d)                                                                           191%             54%
-----------------------------------------------------------------------------------------------------------------------------


FIRST TRUST LOW BETA INCOME ETF (FTLB)
                                                                                                             FOR THE PERIOD
                                                                                                              1/6/2014 (a)
                                                                                               YEAR ENDED       THROUGH
                                                                                               9/30/2015       9/30/2014
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                           $    20.21      $    19.93
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                                         0.44            0.40
Net realized and unrealized gain (loss)                                                             (0.87)           0.36
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                                    (0.43)           0.76
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                                                               (0.32)          (0.48)
Return of capital                                                                                   (0.41)             --
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                 (0.73)          (0.48)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                 $    19.05      $    20.21
=============================================================================================================================
TOTAL RETURN (b)                                                                                    (2.26)%          3.83%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                                           $    4,762      $    3,031
Ratio of total expenses to average net assets                                                        0.85%           0.85% (c)
Ratio of net investment income (loss) to average net
  assets                                                                                             1.58%           2.47% (c)
Portfolio turnover rate (d)                                                                           205%            38%
-----------------------------------------------------------------------------------------------------------------------------

(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

                               OTHER INFORMATION

CONTINUOUS OFFERING

Each Fund will issue, on a continuous offering basis, its shares in one or more groups of a fixed number of Fund shares (each such group of such specified number of individual Fund shares, a "Creation Unit Aggregation"). The method by which Creation Unit Aggregations of Fund shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of shares are issued and sold by a Fund on an ongoing basis, a "distribution," as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with FTP, breaks them down into constituent shares and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. The Trust, on behalf of each Fund, however, has received from the Securities and Exchange Commission an exemption from the prospectus delivery obligation in ordinary secondary market transactions under certain circumstances, on the condition that purchasers are provided with a product description of the shares. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(a)(3)(c) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to shares are reminded that, under the Securities Act Rule 153, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to a broker-dealer in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available from the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available with respect to transactions on a national securities exchange, a trading facility or an alternative trading system.

                                                         First Trust
FIRST TRUST                                              Exchange-Traded Fund VI
--------------------------------------------------------------------------------


                          First Trust High Income ETF

                        First Trust Low Beta Income ETF


FOR MORE INFORMATION

For more detailed information on the Funds, several additional sources of information are available to you. The SAI, incorporated by reference into this prospectus, contains detailed information on the Funds' policies and operation. Additional information about the Funds' investments is available in the annual and semi-annual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly impacted the Funds' performance during the last fiscal year. The Funds' most recent SAI, annual and semi-annual reports and certain other information are available free of charge by calling the Funds at (800) 621-1675, on the Funds' website at www.ftportfolios.com or through your financial advisor. Shareholders may call the toll-free number above with any inquiries.

You may obtain this and other information regarding the Funds, including the SAI and the Codes of Ethics adopted by First Trust, FTP and the Trust, directly from the Securities and Exchange Commission (the "SEC"). Information on the SEC's website is free of charge. Visit the SEC's on-line EDGAR database at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C., or call the SEC at (202) 551-8090 for information on the Public Reference Room. You may also request information regarding the Funds by sending a request (along with a duplication fee) to the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1520 or by sending an electronic request to publicinfo@sec.gov.




First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187
(800) 621-1675                                            SEC File #: 333-182308
www.ftportfolios.com                                                   811-22717

                      STATEMENT OF ADDITIONAL INFORMATION

                  RELATING TO THE MERGER TRANSACTION INVOLVING

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                                      AND
                      FIRST TRUST HIGH INCOME ETF (FTHI),
                                  A SERIES OF
                      FIRST TRUST EXCHANGE-TRADED FUND VI
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                       120 East Liberty Drive, Suite 400
                            Wheaton, Illinois 60187
                                 (630) 765-8000

      This Statement of Additional Information is not a prospectus but should be read in conjunction with the Joint Proxy Statement/Prospectus dated
August 10, 2016 that is being furnished to shareholders of First Trust
Dividend and Income Fund ("FAV"), a Massachusetts business trust that is a closed-end management investment company, and First Trust High Income ETF ("FTHI" and together with FAV, each a "Fund"), an exchange-traded fund organized as a separate series of First Trust Exchange-Traded Fund VI, an open-end management investment company ("First Trust ETF VI"), in connection with a Joint Special Meeting of Shareholders (the "Meeting") called by the Board of Trustees of each Fund (in each case, as well as collectively, the "Board of Trustees") to be held at the offices of the Funds, 120 E. Liberty Drive, Suite 400, Wheaton, Illinois 60187, on October 3, 2016, at 4:00 p.m. Central time. At the Meeting, shareholders of FAV will be asked to approve an Agreement and Plan of Merger between FAV and FTHI, pursuant to which FAV would merge with and into a wholly-owned subsidiary of FTHI, and shareholders of FAV would become shareholders of FTHI (the "Merger"). Shareholders of FTHI will be asked to approve the issuance of shares of FTHI in the Merger, each as described in the Joint Proxy Statement/Prospectus. Copies of the Joint Proxy Statement/Prospectus may be obtained at no charge by writing FAV and FTHI at the address shown above or by calling (800) 621-1675.

      Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Joint Proxy Statement/Prospectus.

      A Statement of Additional Information for First Trust ETF VI including FTHI dated February 1, 2016 has been filed with the Securities and Exchange Commission and is attached hereto as Appendix I which is incorporated herein by this reference. Financial statements of FAV for its most recent fiscal year are attached hereto as Appendix II and are incorporated herein by this reference. Financial statements of FTHI for its most recent fiscal year are attached hereto as Appendix III and are incorporated herein by this reference. Pro forma financial statements relating to the combination of FAV and FTHI pursuant to the Merger are attached hereto as Appendix IV and are incorporated herein by this reference.

    The date of this Statement of Additional Information is August 10, 2016.

                               TABLE OF CONTENTS

FUND HISTORY..................................................................1

DESCRIPTION OF INVESTMENT OBJECTIVES, POLICIES AND RISKS OF THE FUNDS.........1

MANAGEMENT OF THE FUNDS......................................................22

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..........................30

INVESTMENT ADVISORY AND OTHER SERVICES.......................................33

PORTFOLIO MANAGERS...........................................................35

BROKERAGE ALLOCATION AND OTHER PRACTICES.....................................40

TAXATION OF THE FUNDS........................................................42

CAPITAL STOCK; SHARE PURCHASE, REDEMPTION AND PRICING; UNDERWRITERS..........49

FINANCIAL STATEMENTS.........................................................49


APPENDIX I   -- First Trust Exchange-Traded Fund VI Statement of Additional
                Information dated February 1, 2016 as it relates to First Trust High Income ETF.

APPENDIX II  -- First Trust Dividend and Income Fund Financial Statements dated
                November 30, 2015 as included in its Annual Report. Only the financial statements included therein shall be incorporated herein by reference.

APPENDIX III -- First Trust High Income ETF Financial Statements dated September
                30, 2015 as included in its Annual Report and the First Trust High Income ETF Financial Statements (Unaudited) dated March 31, 2016 as included in its Semi-Annual Report. Only the financial statements included therein shall be incorporated herein by reference.

APPENDIX IV  -- Pro forma schedule of investments and financial statements relating to the combination of FAV and FTHI pursuant to the Merger. Such pro forma financial statements included therein shall be incorporated herein by reference.

                                  FUND HISTORY

      This Statement of Additional Information relates to an Agreement of Plan and Merger between First Trust Dividend and Income Fund ("FAV"), a Massachusetts business trust that is a closed-end management investment company, and First Trust High Income ETF ("FTHI" and together with FAV, the "Funds" and each individually a "Fund"), a series of the First Trust Exchange-Traded Fund VI ("First Trust ETF VI"), an Agreement and Plan of Merger between FAV and FTHI, pursuant to which FAV would merge with and into a wholly-owned subsidiary of FTHI, and shareholders of FAV would become shareholders of FTHI (the "Merger"). FTHI is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). For further information concerning FTHI in general see the headings "General Description of the Trust and the Funds" in the Statement of Additional Information as it relates to FTHI attached hereto as Appendix I.

       First Trust Dividend and Income Fund ("FAV") is a diversified, closed-end management investment company which commenced operations in September 2007 under the name First Trust Active Dividend Income Fund, which name was changed to First Trust Dividend and Income Fund on July 1, 2013.

     DESCRIPTION OF INVESTMENT OBJECTIVES, POLICIES AND RISKS OF THE FUNDS

FTHI INVESTMENT OBJECTIVES AND RISKS

      For a discussion of FTHI's investment objectives and techniques and related investment policies, see the heading "Investment Objective and Policies" and "Investment Strategies" in the Statement of Additional Information as it relates to FTHI attached hereto as Appendix I. For a discussion of the risks associated with an investment in FTHI, see the heading "Investment Risks" in the Statement of Additional Information as it relates to FTHI attached hereto as Appendix I. For a discussion of the fundamental and nonfundamental investment policies of FTHI adopted by the Trust's Board of Trustees, see heading "Investment Objective and Policies" in the Statement of Additional Information attached hereto as Appendix I as it relates to FTHI.

FAV INVESTMENT OBJECTIVES AND RISKS

      Investment Objectives. FAV's primary investment objective is to seek a high level of current income. It has a secondary objective of capital appreciation.

      FAV seeks to achieve its investment objectives by investing at least 80% of its managed assets in a diversified portfolio of dividend paying multi-cap equity securities, debt securities and senior, secured floating rate loans ("Senior Loans") that offer the potential for attractive income and/or capital appreciation.

      FAV's portfolio consists of two components: (i) the "Equity Component," which consists primarily of equity securities of both U.S. and non-U.S. issuers of any market capitalization that are readily traded on a registered U.S. national securities exchange ("Equity Securities"), and (ii) the "Senior Loan/High Yield Debt Component," which primarily consists of (a) Senior Loans and (b) debt securities that are rated below investment grade (i.e., "junk bonds") or unrated at the time of purchase and deemed to be of comparable credit quality ("High Yield Debt Securities").

      The Equity Securities in which FAV may invest include common stocks, preferred securities, convertible securities, American Depositary Receipts ("ADRs"), European Depositary Receipts, Global Depositary Receipts ("GDRs"), warrants, real estate investment trusts ("REITs"), master limited partnerships ("MLPs") and investment companies, including ETFs and business development companies ("BDCs").

      The Senior Loans in which FAV may invest are made to U.S. and non-U.S. corporations, partnerships and other business entities, including entities from emerging market countries, which operate in various industries and geographical regions. The High Yield Debt Securities in which FAV may invest include obligations typically issued by corporations to borrow money from investors, such as corporate bonds, debentures, notes and other similar types of corporate debt instruments.

      On an ongoing and consistent basis, FAV also writes (sells) covered call options on equity indices and/or Equity Securities within the Equity Component.

      Shares of FAV (the "Common Shares") are currently listed and trade on the New York Stock Exchange (the "NYSE"). Closed-end funds, such as FAV, generally do not redeem their outstanding shares or engage in the continuous sale of new shares, and shares of closed-end funds typically are traded on a securities exchange. Thus, persons wishing to buy or sell closed-end fund shares generally must do so through a broker-dealer and pay or receive the market price per share (plus or minus any applicable commissions). The market price may be more (a premium) or less (a discount) than the net asset value per share of the closed-end fund.

       Investment Restrictions. FAV, as a fundamental policy, may not:

               1. With respect to 75% of its total assets, purchase any securities if, as a result, more than 5% of FAV's total assets would then be invested in securities of any single issuer or if, as a result, FAV would hold more than 10% of the outstanding voting securities of any single issuer; provided, that Government securities (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), securities issued by other investment companies and cash items (including receivables) shall not be counted for purposes of this limitation;

               2. Purchase any security if, as a result of the purchase, 25% or more of FAV's total assets (taken at current value) would be invested in the securities of borrowers and other issuers having their principal business activities in the same industry; provided, that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. government or by its agencies or instrumentalities;

               3. Borrow money, except as permitted by the 1940 Act, the rules thereunder and interpretations thereof or pursuant to a Securities and Exchange Commission exemptive order;

               4. Issue senior securities, as defined in the 1940 Act, other than: (i) preferred shares which immediately after issuance will have asset coverage of at least 200%; (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%; (iii) the borrowings permitted by investment restriction 3 above; or (iv) pursuant to a Securities and Exchange Commission exemptive order;

               5. Make loans of funds or other assets, other than by entering into repurchase agreements, lending portfolio securities and through the purchase of debt securities in accordance with its investment objectives, policies and limitations;

               6. Act as underwriter of another issuer's securities, except to the extent that FAV may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended in connection with the purchase and sale of portfolio securities;

               7. Purchase or sell real estate, but this shall not prevent FAV from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and FAV may hold and sell real estate or mortgages on real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of FAV's ownership of such securities; and

               8. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent FAV from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities).

      For the purpose of applying the limitation set forth in subparagraph (1) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank.

      Except as noted above, the foregoing fundamental investment policies, together with the investment objectives of the Fund, cannot be changed without approval by holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, voting together as a single class. Under the 1940 Act a "majority of the outstanding voting securities" means the vote of:
(A) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy; or (B) more than 50% of the Fund's shares, whichever is less.

      In addition to the foregoing investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

                1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short; or

                2. Purchase securities of listed companies for the purpose of exercising control.

      The foregoing restrictions and limitations will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

PORTFOLIO COMPOSITION

      Derivatives. FAV may, but is not required to, use various derivatives described below to reduce interest rate risk arising from any use of financial leverage, facilitate portfolio management, mitigate risks, including interest rate, currency and credit risks, and/or earn income. Such derivatives are generally accepted under modern portfolio management practices and are regularly used by closed-end management investment companies and other institutional investors. Although the Sub-Advisor seeks to use the practices to further the Fund's investment objectives, no assurance can be given that these practices will achieve this result. The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, credit default swaps, swap options, and other financial instruments. It may purchase and sell financial futures contracts and options thereon. Moreover, the Fund may enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or enter into credit transactions, total rate of return swap transactions, credit default swaps and other credit derivative instruments. The Fund may also purchase derivative instruments that combine features of several of these instruments. The Fund generally seeks to use derivatives as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, protect against changes in currency exchange rates or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Fund may use derivatives for non-hedging purposes to enhance potential gain.

      Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period. During the period in which the net proceeds of the offering of the Common Shares and any preferred shares, commercial paper or notes and/or borrowings are being invested, or during periods in which First Trust Advisors L.P. ("First Trust Advisors" or the "Advisor") or the Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so, the Fund may temporarily deviate from its investment strategy and invest all or any portion of its managed assets in cash and cash equivalents with remaining maturities of less than one year. The Advisor's or the Sub-Advisor's determination that it is temporarily unable to follow the Fund's investment strategy or that it is impracticable to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund's investment strategy is extremely limited or absent. In such a case, the Common Shares may be adversely affected and the Fund may not pursue or achieve its investment objectives.

      Cash and cash equivalents are defined to include, without limitation, the following:

       (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

       (2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Corporation ("FDIC") regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

       (3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. Pursuant to the Fund's policies and procedures, the Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Sub-Advisor monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Sub-Advisor does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

       (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Sub-Advisor will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation's ability to meet all its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a nationally recognized statistical rating organization ("NRSRO") and which mature within one year of the date of purchase or carry a variable or floating rate of interest

       (5) The Fund may invest in bankers' acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

       (6) The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

       (7) The Fund may invest in shares of money market funds in accordance with the provisions of the 1940 Act.

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

      Derivatives. In addition to writing (selling) covered call options, FAV may enter into certain derivative transactions ("Strategic Transactions") to seek to manage the risks of its portfolio securities or for other purposes to the extent First Trust or its sub-advisor determines that the use of Strategic Transactions is consistent with FAV's investment objectives and policies. For instance, the Fund may purchase call options and purchase and sell put options on equity indices and/or Equity Securities within the Equity Component. The market value of FAV's Strategic Transactions, if any, is counted towards FAV's investment, under normal market conditions, of at least 80% of its managed assets in Equity Securities, Senior Loans and High Yield Debt Securities to the extent the Strategic Transactions have economic characteristics similar to such Equity Securities, Senior Loans and High Yield Debt Securities. FAV does not intend to enter into Strategic Transactions as a principal part of its investment strategy.

      A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The values of certain derivatives can be affected dramatically by even small market movements, sometimes in ways that are difficult to predict. There are many different types of derivatives, with many different uses. The Fund expects to enter into these transactions primarily to seek to generate income or to preserve a return on a particular investment or portion of its portfolio, and also may enter into such transactions to seek to protect against decreases in the anticipated rate of return on floating or variable rate financial instruments the Fund owns or anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of the Fund's portfolio. The Fund also may engage in hedging transactions to seek to protect the value of its portfolio against declines in net asset value resulting from changes in interest rates, currencies or other market changes. Market conditions will determine whether and in what circumstances the Fund would employ any of the hedging and risk management techniques described below. The successful utilization of derivative transactions requires skills different from those needed in the selection of the Fund's portfolio securities. The Fund believes that the Sub-Advisor possesses the skills necessary for the successful utilization of derivative transactions. The Fund will incur brokerage and other costs in connection with its derivative transactions.

      The Fund may enter into interest rate swaps or total rate of return swaps or purchase or sell interest rate caps or floors. Interest rate swaps involve the exchange by the Fund with another party of their respective obligations to pay or receive interest, e.g., an obligation to make floating rate payments for an obligation to make fixed rate payments.

      The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount (the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling the interest rate floor.

      In circumstances in which the Sub-Advisor anticipates that interest rates will decline, the Fund might, for example, enter into an interest rate swap as the floating rate payor or, alternatively, purchase an interest rate floor. In the case of purchasing an interest rate floor, if interest rates declined below the floor rate, the Fund would receive payments from its counterparty which would wholly or partially offset the decrease in the payments it would receive in respect of the portfolio assets being hedged. In the case where the Fund purchases an interest rate swap, if the floating rate payments fell below the level of the fixed rate payment set in the swap agreement, the Fund's counterparty would pay the Fund amounts equal to interest computed at the difference between the fixed and floating rates over the notional principal amount. Such payments would offset or partially offset the decrease in the payments the Fund would receive in respect of floating rate portfolio assets being hedged.

      The successful use of swaps, caps and floors to preserve the rate of return on a portfolio of financial instruments depends on the Sub-Advisor's ability to predict correctly the direction and extent of movements in interest rates.

      At the maturity of a forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

      It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

      If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

      Although the Fund believes that use of the derivative transactions described above will benefit the Fund, if the Sub-Advisor's judgment about the direction or extent of the movement in interest rates is incorrect, the Fund's overall performance would be worse than if it had not entered into any such transactions.

      Because these derivative transactions designed to mitigate risk are entered into for good-faith risk management purposes, the Sub-Advisor and the Fund believe these hedging transactions do not constitute senior securities. The Fund usually will enter into interest rate swaps on a net basis, i.e., where the two parties make net payments with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued and an amount of cash, cash equivalents or liquid securities having an aggregate market value at least equal to the accrued excess will be segregated on the Fund's records. If the Fund enters into a swap on other than a net basis, the Fund intends to segregate assets on the Fund's records in the full amount of the Fund's obligations under each swap. Accordingly, the Fund does not treat swaps as senior securities. The Fund may enter into swaps, caps and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by the Sub-Advisor, pursuant to procedures adopted and reviewed on an ongoing basis by the Board of Trustees, to be creditworthy. If a default occurs by the other party to the transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction but remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor. The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that the Fund will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms the Sub-Advisor believes are advantageous to the Fund. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

      The Fund also may engage in credit derivative transactions. Default risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Sub-Advisor is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Sub-Advisor is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged.

      Credit Default Swap Transactions. The Fund may invest in credit default swap transactions (as measured by the notional amounts of the swaps), including credit linked notes (described below) for hedging and investment purposes. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract, provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation. Credit default swap transactions are either "physical delivery" settled or "cash" settled. Physical delivery entails the actual delivery of the reference asset to the seller in exchange for the payment of the full par value of the reference asset. Cash settled entails a net cash payment from the seller to the buyer based on the difference of the par value of the reference asset and the current value of the reference asset that may have, through default, lost some, most or all of its value. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will have made a series of periodic payments and recover nothing of monetary value. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in exchange for the asset or a cash payment in addition to owning the reference asset. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no event of default. The Fund currently intends to segregate assets on the Fund's records in the form of cash, cash equivalents or liquid securities in an amount equal to the full notional value of the credit default swaps of which it is the seller. If such assets are not fully segregated on the Fund's records, the use of credit default swap transactions could then be considered leverage. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation through either physical settlement or cash settlement. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly.

      The Fund also may purchase credit default swap contracts in order to hedge against the risk of default of debt securities it holds, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the swap may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

RISK FACTORS

      Derivatives Risks. In addition to the foregoing, the use of derivative instruments by FAV involves certain general risks and considerations as described below.

           (1) Market Risk. Market risk is the risk that the value of the underlying assets may go down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the Sub-Advisor's ability to predict correctly market movements or changes in the relationships of such instruments to the Fund's portfolio holdings, and there can be no assurance the Sub-Advisor's judgment in this respect will be accurate.

      Consequently, the use of derivatives for investment or hedging purposes might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not used derivatives.

           (2) Credit Risk. Credit risk is the risk that a loss is sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or over-the-counter ("OTC") derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. The Fund will enter into transactions in derivative instruments only with counterparties that the Sub-Advisor reasonably believes are capable of performing under the contract.

           (3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, the Fund's success in using hedging instruments is subject to the Sub-Advisor's ability to correctly predict changes in relationships of such hedge instruments to the Fund's portfolio holdings, and there can be no assurance that the Sub-Advisor's judgment in this respect will be accurate. An imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to a risk of loss.

           (4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If the Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair the Fund's ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

           (5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

           (6) Systemic or "Interconnection" Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

      Illiquid and Restricted Securities. The Fund may invest in securities that, at the time of investment, are illiquid (determined using the Securities and Exchange Commission's standard applicable to investment companies, i.e., securities that cannot be disposed by the Fund of within seven days in the ordinary course of business at approximately the amount at which the Fund values the securities). The Fund may also invest in restricted securities. The Sub-Advisor, under the supervision of the Advisor and the Board of Trustees, will determine whether restricted securities are illiquid. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered in order for the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. The Fund would, in either case, bear market risks during that period.

      Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and reverse repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as restricted securities and are purchased directly from the issuer or in the secondary market. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices. The Fund might also have to register the restricted securities to dispose of them resulting in additional expense and delay. Adverse market conditions could impede the public offering of securities.

      Over time, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

      Restrictive Covenants and 1940 Act Restrictions. With respect to any leverage borrowing program instituted by the Fund, the credit agreements governing such a program (the "Credit Agreements") will likely include usual and customary covenants for this type of transaction, including, but not limited to, limits on the Fund's ability to: (i) issue preferred shares; (ii) incur liens or pledge portfolio securities or investments; (iii) change its investment objectives or fundamental investment restrictions without the approval of lenders; (iv) make changes in any of its business objectives, purposes or operations that could result in a material adverse effect; (v) make any changes in its capital structure; (vi) amend the Fund documents in a manner which could adversely affect the rights, interests or obligations of any of the lenders;
(vii) engage in any business other than the business currently engaged in;
(viii) create, incur, assume or permit to exist certain debt except for certain specific types of debt; and (ix) permit any of its Employee Retirement Income Security Act ("ERISA") affiliates to cause or permit to occur an event that could result in the imposition of a lien under the Code or ERISA. In addition, the Credit Agreements would not permit the Fund's asset coverage ratio (as defined in the Credit Agreements) to fall below 300% at any time.

      Under the requirements of the 1940 Act, the Fund must have asset coverage of at least 300% immediately after any borrowing, including borrowing under any leverage borrowing program the Fund implements. For this purpose, asset coverage means the ratio which the value of the total assets of the Fund, less liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of borrowings represented by senior securities issued by the Fund. The Credit Agreements would limit the Fund's ability to pay dividends or make other distributions on the Fund's common shares unless the Fund complies with the Credit Agreements' 300% asset coverage test. In addition, the Credit Agreements will not permit the Fund to declare dividends or other distributions or purchase or redeem Common Shares or preferred shares: (i) at any time that any event of default under the Credit Agreements has occurred and is continuing; or (ii) if, after giving effect to such declaration, the Fund would not meet the Credit Agreements' 300% asset coverage test set forth in the Credit Agreements.

OTHER INVESTMENT POLICIES AND TECHNIQUES

      Derivative Strategies. The Fund may use derivatives or other transactions to generate income, to hedge the Fund's exposure to an increase in the price of a security prior to its anticipated purchase or a decrease in the price of a security prior to its anticipated sale, to seek to reduce interest rate risks arising from the use of any leverage by the Fund and to mitigate risks, including interest rate, currency and credit risks. The specific derivative instruments to be used, or other transactions to be entered into, for such investment or hedging purposes may include exchange-listed and over-the-counter put and call options on currencies, securities, fixed-income, currency and interest rate indices, and other financial instruments, financial futures contracts and options thereon (hereinafter referred to as "Futures" or "futures contracts"), interest rate and currency transactions such as swaps, caps, floors or collars, credit transactions, total rate of return swap transactions, credit default swaps or other credit derivative instruments.

      Derivative instruments on securities may be used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Such instruments may also be used to "lock-in" recognized but unrealized gains in the value of portfolio securities. Derivative strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, derivative strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. The use of derivative instruments is subject to applicable regulations of the Securities and Exchange Commission, the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission ("CFTC") and various state regulatory authorities. In addition, the Fund's ability to use derivative instruments may be limited by tax considerations.

      General Limitations on Futures and Options Transactions. The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act (the "CEA"), the Fund is not subject to regulation as a commodity pool under the CEA.

      Various exchanges and regulatory authorities have undertaken reviews of options and Futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for Futures and options transactions and proposals to increase the margin requirements for various types of futures transactions.

      Asset Coverage for Futures and Options Positions. The Fund will comply with the regulatory requirements of the Securities and Exchange Commission and the CFTC with respect to coverage of options and Futures positions by registered investment companies and, if the guidelines so require, will set aside cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the Securities and Exchange Commission and CFTC segregated on the Fund's records in the amount prescribed. Securities segregated on the Fund's records cannot be sold while the Futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

      Options. The Fund may purchase put and call options on stock or other securities. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security covered by the option or its equivalent from the writer of the option at the stated exercise price.

      As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time prior to the option's expiration date. The Fund may seek to terminate its option positions prior to their expiration by entering into closing transactions. The ability of the Fund to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires.

      Certain Considerations Regarding Options. The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities on which the option is based. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

      Some, but not all, of the derivative instruments may be traded and listed on an exchange. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

      Futures Contracts. The Fund may enter into securities-related futures contracts, including security futures contracts as an anticipatory hedge. The Fund's derivative investments may include sales of Futures as an offset against the effect of expected declines in securities prices and purchases of Futures as an offset against the effect of expected increases in securities prices. The Fund will not enter into futures contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into futures contracts that are traded on exchanges and are standardized as to maturity date and underlying financial instrument. A security futures contract is a legally binding agreement between two parties to purchase or sell in the future a specific quantity of shares of a security or of the component securities of a narrow-based security index, at a certain price. A person who buys a security futures contract enters into a contract to purchase an underlying security and is said to be "long" the contract. A person who sells a security futures contact enters into a contract to sell the underlying security and is said to be "short" the contract. The price at which the contract trades (the "contract price") is determined by relative buying and selling interest on a regulated exchange.

      Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. In order to enter into a security futures contract, the Fund must deposit funds with its custodian in the name of the futures commodities merchant equal to a specified percentage of the current market value of the contract as a performance bond. Moreover, all security futures contracts are marked-to-market at least daily, usually after the close of trading. At that time, the account of each buyer and seller reflects the amount of any gain or loss on the security futures contract based on the contract price established at the end of the day for settlement purposes.

      An open position, either a long or short position, is closed or liquidated by entering into an offsetting transaction (i.e., an equal and opposite transaction to the one that opened the position) prior to the contract expiration. Traditionally, most futures contracts are liquidated prior to expiration through an offsetting transaction and, thus, holders do not incur a settlement obligation. If the offsetting purchase price is less than the original sale price, a gain will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract and the Fund may not be able to realize a gain in the value of its future position or prevent losses from mounting. This inability to liquidate could occur, for example, if trading is halted due to unusual trading activity in either the security futures contract or the underlying security; if trading is halted due to recent news events involving the issuer of the underlying security; if systems failures occur on an exchange or at the firm carrying the position; or, if the position is on an illiquid market. Even if the Fund can liquidate its position, it may be forced to do so at a price that involves a large loss.

      Under certain market conditions, it may also be difficult or impossible to manage the risk from open security futures positions by entering into an equivalent but opposite position in another contract month, on another market, or in the underlying security. This inability to take positions to limit the risk could occur, for example, if trading is halted across markets due to unusual trading activity in the security futures contract or the underlying security or due to recent news events involving the issuer of the underlying security.

      There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund's net asset value. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

      Security futures contracts that are not liquidated prior to expiration must be settled in accordance with the terms of the contract. Some security futures contracts are settled by physical delivery of the underlying security. At the expiration of a security futures contract that is settled through physical delivery, a person who is long the contract must pay the final settlement price set by the regulated exchange or the clearing organization and take delivery of the underlying shares. Conversely, a person who is short the contract must make delivery of the underlying shares in exchange for the final settlement price. Settlement with physical delivery may involve additional costs.

      Other security futures contracts are settled through cash settlement. In this case, the underlying security is not delivered. Instead, any positions in such security futures contracts that are open at the end of the last trading day are settled through a final cash payment based on a final settlement price determined by the exchange or clearing organization. Once this payment is made, neither party has any further obligations on the contract.

      As noted above, margin is the amount of funds that must be deposited by the Fund in order to initiate futures trading and to maintain the Fund's open positions in futures contracts. A margin deposit is intended to ensure the Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded and may be significantly modified from time to time by the exchange during the term of the futures contract.

      If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily net asset value, the Fund will mark to market the current value of its open futures contracts. The Fund expects to earn interest income on its margin deposits.

      Because of the low margin deposits required, futures contracts trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contracts were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

      In addition to the foregoing, imperfect correlation between the futures contracts and the underlying securities may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Under certain market conditions, the prices of security futures contracts may not maintain their customary or anticipated relationships to the prices of the underlying security or index. These pricing disparities could occur, for example, when the market for the security futures contract is illiquid, when the primary market for the underlying security is closed, or when the reporting of transactions in the underlying security has been delayed.

      In addition, the value of a position in security futures contracts could be affected if trading is halted in either the security futures contract or the underlying security. In certain circumstances, regulated exchanges are required by law to halt trading in security futures contracts. For example, trading on a particular security futures contract must be halted if trading is halted on the listed market for the underlying security as a result of pending news, regulatory concerns, or market volatility. Similarly, trading of a security futures contract on a narrow-based security index must be halted under circumstances such as where trading is halted on securities accounting for at least 50% of the market capitalization of the index. In addition, regulated exchanges are required to halt trading in all security futures contracts for a specified period of time when the Dow Jones Industrial Average ("DJIA") experiences one-day declines of 10%, 20% and 30%. The regulated exchanges may also have discretion under their rules to halt trading in other circumstances - such as when the exchange determines that the halt would be advisable in maintaining a fair and orderly market.

      A trading halt, either by a regulated exchange that trades security futures or an exchange trading the underlying security or instrument, could prevent the Fund from liquidating a position in security futures contracts in a timely manner, which could expose the Fund to a loss.

      Each regulated exchange trading a security futures contract may also open and close for trading at different times than other regulated exchanges trading security futures contracts or markets trading the underlying security or securities. Trading in security futures contracts prior to the opening or after the close of the primary market for the underlying security may be less liquid than trading during regular market hours.

      Swap Agreements. The Fund may enter into swap agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, commodity prices, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

      Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

      Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

      A swap agreement can be a form of leverage, which can magnify the Fund's gains or losses. In order to reduce the risk associated with leveraging, the Fund will cover its current obligations under swap agreements according to guidelines established by the Securities and Exchange Commission. If the Fund enters into a swap agreement on a net basis, it will be required to segregate assets on the Fund's records with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will be required to segregate assets on the Fund's records with a value equal to the full amount of the Fund's accrued obligations under the agreement.

      Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a security, security index or basket of securities in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to securities making up the index of securities without actually purchasing those securities. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the interest that the Fund will be committed to pay under the swap.

BORROWINGS AND PREFERRED SHARES

      The Fund is authorized to, and reserves the flexibility in the future to, use leverage. The Fund has the ability to borrow (by use of commercial paper, notes and/or other borrowings) an amount up to 33-1/3% (or such other percentage as permitted by law) of its managed assets (including the amount borrowed) less all liabilities other than borrowings. Any use of leverage by the Fund will, however, be consistent with the provisions of the 1940 Act. The Fund also has the ability to issue preferred shares in an amount up to 50% of the Fund's managed assets (including the proceeds from leverage). The Fund may borrow from banks and other financial institutions.

      The leverage would have complete priority upon distribution of assets over common shares. The issuance of leverage would leverage common shares. Although the timing and other terms of the offering of leverage and the terms of the leverage would be determined by the Fund's Board of Trustees, the Fund expects to invest the proceeds derived from any leverage offering in securities consistent with the Fund's investment objectives and policies. If preferred shares are issued they would pay adjustable rate dividends based on shorter-term interest rates, which would be redetermined periodically by an auction process. The adjustment period for preferred shares dividends could be as short as one day or as long as a year or more. So long as the Fund's portfolio is invested in securities that provide a higher rate of return than the dividend rate or interest rate of the leverage, after taking expenses into consideration, the leverage will cause common shareholders to receive a higher rate of income than if the Fund were not leveraged.

      Leverage creates risk for holders of the common shares, including the likelihood of greater volatility of net asset value and market price of the common shares, and the risk that fluctuations in interest rates on borrowings and debt or in the dividend rates on any Preferred shares may affect the return to the holders of the common shares or will result in fluctuations in the dividends paid on the common shares. To the extent total return exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the total return derived from securities purchased with proceeds received from the use of leverage is less than the cost of leverage, the Fund's return will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced. In the latter case, the Sub-Advisor in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it expects that the benefits to the Fund's common shareholders of maintaining the leveraged position will outweigh the current reduced return. Under normal market conditions, the Fund anticipates that it will be able to invest the proceeds from leverage at a higher rate than the costs of leverage, which would enhance returns to common shareholders. The fees paid to the Advisor and Sub-Advisor will be calculated on the basis of the managed assets, including proceeds from borrowings for leverage and the issuance of preferred shares. During periods in which the Fund is utilizing leverage, the investment advisory fee payable to the Advisor (and by the Advisor to the Sub-Advisor) will be higher than if the Fund did not utilize a leveraged capital structure. The use of leverage creates risks and involves special considerations.

      The Fund's Declaration authorizes the Fund, without prior approval of the common shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33-1/3% of managed assets after borrowings). With respect to such borrowing, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940
Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund.

      The rights of lenders to the Fund to receive interest on and repayment of principal of any such borrowings will be senior to those of the common shareholders, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to common shareholders in certain circumstances. Further, the 1940 Act grants, in certain circumstances, to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund's status as a regulated investment company under the Internal Revenue Code, the Fund, subject to its ability to liquidate its portfolio, intends to repay the borrowings. Any borrowing will likely be ranked senior or equal to all other existing and future borrowings of the Fund.

      Certain types of borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or any Preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Sub-Advisor from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

      Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Fund's managed assets is at least 200% of the liquidation value of the outstanding preferred shares (i.e., the liquidation value may not exceed 50% of the Fund's managed assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Fund's managed assets is at least 200% of such liquidation value. If preferred shares are issued, the Fund intends, to the extent possible, to purchase or redeem preferred shares from time to time to the extent necessary in order to maintain coverage of any preferred shares of at least 200%. In addition, as a condition to obtaining ratings on the preferred shares, the terms of any preferred shares issued are expected to include asset coverage maintenance provisions which will require the redemption of the preferred shares in the event of non-compliance by the Fund and may also prohibit dividends and other distributions on the common shares in such circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. Prohibitions on dividends and other distributions on the common shares could impair the Fund's ability to qualify as a regulated investment company under the Code. If the Fund has preferred shares outstanding, two of the Fund's trustees will be elected by the holders of preferred shares as a class. The remaining trustees of the Fund will be elected by holders of common shares and preferred shares voting together as a single class. In the event the Fund failed to pay dividends on preferred shares for two years, holders of preferred shares would be entitled to elect a majority of the trustees of the Fund.

      The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

                            MANAGEMENT OF THE FUNDS

MANAGEMENT OF FTHI

      For a disclosure of the names and a brief occupational biography of each of the Trust's trustees and officers, identifying those who are interested persons of the Trust, see the heading "Management of the Funds" in the Statement of Additional Information attached hereto as Appendix I.

      As of May 31, 2016, the officers and Trustees, in the aggregate, owned no shares of FTHI.

MANAGEMENT OF FAV

TRUSTEES AND OFFICERS

      The following is a list of the Trustees and officers of FAV and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships they hold, if applicable. The Board of Trustees of FAV is divided into three classes: Class I, Class II and Class III. In connection with the organization of the Fund, each Trustee has been elected for one initial term, the length of which depends on the class, as more fully described below. Subsequently, the Trustees in each class will be elected to serve for a term expiring at the third succeeding annual shareholder meeting subsequent to their election at an annual meeting, in each case until their respective successors are duly elected and qualified, as described below. The officers of the Fund serve indefinite terms. Each Trustee, except for James A. Bowen, is an Independent Trustee. Mr. Bowen is deemed an "interested person" (as that term is defined in the 1940 Act) (an "Interested Trustee") of the Fund due to his position as President of First Trust Advisors L.P., investment adviser to the Fund.

                                  FAV TRUSTEES

                                                                                                     NUMBER OF
                                                             TERM OF                               PORTFOLIOS IN       OTHER
                                                          OFFICE(2) AND                             FUND COMPLEX   DIRECTORSHIPS
  NAME, ADDRESS AND DATE OF         POSITION(S) HELD     LENGTH OF TIME    PRINCIPAL OCCUPATIONS    OVERSEEN BY       HELD BY
            BIRTH                      WITH FUND            SERVED(3)       DURING PAST 5 YEARS       TRUSTEE         TRUSTEE

Trustee who is an Interested
Person of the Fund
-------------------------------
James A. Bowen(1)                   Chairman of the      Class III         Chief Executive         125 Portfolios  None
120 East Liberty Drive, Suite 400   Board and Trustee    Since 2007        Officer, First Trust
Wheaton, IL 60187                                                          Advisors L.P. and
D.O.B.: 09/55                                                              First Trust Portfolios
                                                                           L.P.; Chairman of the
                                                                           Board of Directors,
                                                                           BondWave LLC (Software
                                                                           Development
                                                                           Company/Investment
                                                                           Advisor) and
                                                                           Stonebridge Advisors
                                                                           LLC (Investment
                                                                           Advisor)

Trustees who are not Interested
Persons of the Fund
-------------------------------



Richard E. Erickson                 Trustee              Class II          Physician; President,   125 Portfolios  None
c/o First Trust Advisors L.P.                            Since 2007        Wheaton Orthopedics;
120 East Liberty Drive Suite 400                                           Limited Partner,
Wheaton, IL 60187                                                          Gundersen Real Estate
DOB: 4/51                                                                  Limited Partnership;
                                                                           Member, Sportsmed LLC


Thomas R. Kadlec                    Trustee              Class II          President, ADM          125 Portfolios  Director of ADM
c/o First Trust Advisors L.P.                            Since 2007        Investor Services,                      Investor
120 East Liberty Drive Suite 400                                           Inc. (Futures                           Services, Inc.,
Wheaton, IL 60187                                                          Commission Merchant)                    ADM Investor
DOB: 11/57                                                                                                         Services
                                                                                                                   International and
                                                                                                                   Futures Industry
                                                                                                                   Association


                                     - 23 -


Robert F. Keith                     Trustee              Class I           President, Hibs         125 Portfolios  Director of Trust
c/o First Trust Advisors L.P.                            Since 2007        Enterprises (Financial                  Company of
120 East Liberty Drive Suite 400                                           and Management                          Illinois
Wheaton, IL 60187                                                          Consulting)
DOB: 11/56


Niel B. Nielson                     Trustee              Class III         Managing Director and   125 Portfolios  Director of
c/o First Trust Advisors L.P.                            Since 2007        Chief Operating                         Covenant
120 East Liberty Drive Suite 400                                           Officer (January 2015                   Transport Inc.
Wheaton, IL 60187                                                          to present), Pelita
DOB: 3/54                                                                  Harapan Education
                                                                           Foundation                              (2003 - 2014)
                                                                           (Educational Products
                                                                           and Services);
                                                                           President and Chief
                                                                           Executive Officer
                                                                           (June 2012 to
                                                                           September 2014),
                                                                           Servant Interactive
                                                                           LLC (Educational
                                                                           Products and
                                                                           Services); President
                                                                           and Chief Executive
                                                                           Officer (June 2012 to
                                                                           September 2014), Dew
                                                                           Learning LLC
                                                                           (Educational Products
                                                                           and Services);
                                                                           President (June 2002
                                                                           to June 2012),
                                                                           Covenant College


                            FAV'S EXECUTIVE OFFICERS

                                     POSITION(S)    TERM OF OFFICE(2)
                                      HELD WITH       AND LENGTH OF
 NAME, ADDRESS AND DATE OF BIRTH         FUND        TIME SERVED(3)             PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS

James M. Dykas                       President     Indefinite            Managing Director and Chief Financial Officer
120 East Liberty Drive, Suite 400    and Chief     Since January 2012    (January 2016 to present), Controller (January
Wheaton, IL 60187                    Executive                           2012 to January 2016), Senior Vice President
DOB: 1/66                            Officer                             (April 2007 to January 2016), First Trust Advisors
                                                                         L.P. and First Trust Portfolios L.P.

Donald Swade                         Treasurer,    Indefinite            Vice President (April 2012 to present), First Trust
120 East Liberty Drive, Suite 400    Chief         Since January 2016    Advisors L.P. and First Trust Portfolios L.P.;
Wheaton, IL 60187                    Financial                           Vice President (September 2006 to April 2012),
DOB: 8/72                            Officer and                         Guggenheim Funds Investment Advisors,
                                     Chief                               LLC/Claymore Securities, Inc.
                                     Accounting
                                     Officer


                                     - 24 -


W. Scott Jardine                     Secretary     Indefinite            General Counsel, First Trust Advisors L.P., First
120 East Liberty Drive, Suite 400    and Chief     Since 2007            Trust Portfolios L.P. and BondWave LLC (August
Wheaton, IL 60187                    Legal                               2009 to Present) (Software Development
DOB: 5/60                            Officer                              Company/Investment Advisor); Secretary of
                                                                         Stonebridge Advisors LLC (Investment Advisor)


Daniel J. Lindquist                  Vice          Indefinite            Managing Director (July 2012 to Present), Senior
120 East Liberty Drive, Suite 400    President     Since 2007            Vice President (September 2005 to July 2012), First Trust
Wheaton, IL 60187                                                        Advisors L.P. and First Trust Portfolios L.P.
DOB: 2/70

Kristi A. Maher                      Assistant     Indefinite            Deputy General Counsel, First Trust Advisors L.P. and
120 East Liberty Drive, Suite        Secretary and                       First Trust Portfolios L.P.
Wheaton, IL 60187 DOB: 12/66         Chief         Assistant Secretary
                                     Compliance    since 2007 and
                                     Officer       Chief Compliance
                                                   Officer since
                                                   January 2011

--------------------------------
(1) Mr. Bowen is deemed an "interested person" of the Fund due to his position as President of First Trust Advisors, investment adviser of the Fund.

(2) Currently, James A. Bowen and Niel B. Nielson, as Class III Trustees, are each serving a term for the Fund until the Fund's 2016 annual meeting or until their successors are elected and qualified. Robert F. Keith, as the Class I Trustee, is serving a term for the Fund until the Fund's 2017 annual meeting of shareholders or until his successor is elected and qualified. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are each serving a term for the Fund until the Fund's 2018 annual meeting of shareholders or until their successors are elected and qualified. Executive officers of the Fund have an indefinite term. Officer positions with the Fund have an indefinite term.

(3) For executive officers, unless otherwise specified, length of time served represents the year the person first became an executive officer of the Fund. Except as otherwise provided below, all Trustees and executive officers were elected or appointed in 2007. James M. Dykas was elected (a) Treasurer, Chief Financial Officer and Chief Accounting Officer of all then-existing funds in the First Trust Fund Complex, including the Fund, in January 2012, effective January 23, 2012 and (b) President and Chief Executive Officer of all then-existing funds in the First Trust Fund Complex, including the Fund, in December 2015, effective January 2016. Donald Swade was elected Treasurer, Chief Financial Officer and Chief Accounting Officer of all then-existing funds in the First Trust Fund Complex, including the Fund, in December 2015, effective January 2016. Kristi A. Maher was elected Chief Compliance Officer of all then-existing funds in the First Trust Fund Complex, including the Fund, in December 2010, effective January 1, 2011; before January 1, 2011, W. Scott Jardine served as Chief Compliance Officer.

      The Board of Trustees of FAV has four standing committees: the Executive Committee (and Pricing and Dividend Committee), the Nominating and Governance Committee, the Valuation Committee and the Audit Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by the Fund's Declaration of Trust and By-Laws. The members of the Executive Committee shall also serve as a special committee of the Board known as the Pricing and Dividend Committee which is authorized to exercise all of the powers and authority of the Board in respect of the issuance and sale, through an underwritten public offering, of the Common Shares of the Fund and all other such matters relating to such financing, including determining the price at which such shares are to be sold and approval of the final terms of the underwriting agreement, including approval of the members of the underwriting syndicate. Such Committee is also responsible for the declaration and setting of dividends. Mr. Kadlec, Mr. Keith and Mr. Bowen are members of the Executive

Committee. The Executive Committee held four meetings during the Fund's last fiscal year.

      The Nominating and Governance Committee is responsible for appointing and nominating persons to the Board of Trustees. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Nominating and Governance Committee, and each is an Independent Trustee who is also an "independent director" within the meaning of the listing standards of the NYSE. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Fund's website at http://www.ftportfolios.com. If there is no vacancy on the Board of Trustees, the Board will not actively seek recommendations from other parties, including shareholders. In 2014, the Board of Trustees adopted a mandatory retirement age of 75 for Trustees, beyond which age Trustees are ineligible to serve. The Nominating and Governance Committee Charter provides that the Committee will not consider new trustee candidates who are 72 years of age or older or will turn 72 years old during the initial term. When a vacancy on the Board of Trustees occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Fund. The Nominating and Governance Committee may retain a search firm to identify candidates. To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders shall mail such recommendation to W. Scott Jardine, Secretary, at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Such recommendation shall include the following information: (i) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder); (ii) a full description of the proposed candidate's background, including their education, experience, current employment and date of birth; (iii) names and addresses of at least three professional references for the candidate; (iv) information as to whether the candidate is an "interested person" in relation to the Fund, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate's independence; and (v) any other information that may be helpful to the Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chairman of the Nominating and Governance Committee and the counsel to the Independent Trustees. Recommendations received at any other time will be kept on file until such time as the Nominating and Governance Committee is accepting recommendations, at which point they may be considered for nomination. In connection with the evaluation of candidates, the review process may include, without limitation, personal interviews, background checks, written submissions by the candidates and third party references. Under no circumstances shall the Nominating and Governance Committee evaluate nominees recommended by a shareholder of the Fund on a basis substantially different than that used for other nominees for the same election or appointment of Trustees. The Nominating and Governance Committee held four meetings during the Fund's last fiscal year.

      The Valuation Committee is responsible for the oversight of the valuation procedures of that Fund (the "Valuation Procedures"), for determining the fair value of the Fund's securities or other assets under certain circumstances as described in the Valuation Procedures, and for evaluating the performance of any pricing service for the Fund. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Valuation Committee. The Valuation Committee held four meetings during the Fund's last fiscal year.

      The Audit Committee is responsible for overseeing the Fund's accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing independent auditors (subject also to Board approval). The Audit Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Fund's website at http://www.ftportfolios.com. Messrs. Erickson, Kadlec, Keith and Nielson, all of whom are "independent directors" within the meaning of the listing standards of the NYSE serve on the Audit Committee. Messrs. Kadlec and Keith have each been determined to qualify as an "Audit Committee Financial Expert" as such term is defined in Form N-CSR. The Audit Committee held seven meetings during the Fund's last fiscal year.

      In carrying out its responsibilities, the Audit Committee pre-approves all audit services and permitted non-audit services for the Fund (including the fees and terms thereof) and non-audit services to be performed for the Advisor by Deloitte & Touche LLP ("Deloitte & Touche"), the Fund's independent registered public accounting firm ("independent auditors"), if the engagement relates directly to the operations and financial reporting of the Fund.

      Each Trustee serves as a trustee of all open-end and closed-end funds in the First Trust Fund Complex (as defined below), which is known as a "unitary" board leadership structure. In order to streamline communication between the Advisor and the Independent Trustees and create certain efficiencies, the Board has a Lead Independent Trustee who is responsible for: (i) coordinating activities of the Independent Trustees; (ii) working with the Advisor, Fund counsel and the independent legal counsel to the Independent Trustees to determine the agenda for Board meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the Fund's service providers, particularly the Advisor; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee. The Lead Independent Trustee is selected by the Independent Trustees and serves a three-year term or until his successor is selected. Thomas R. Kadlec currently serves as the Lead Independent Trustee.

      In addition to the Fund, the First Trust Fund Complex includes: 15 closed-end funds advised by First Trust Advisors; First Trust Series Fund, an open-end management investment company with four portfolios advised by First Trust Advisors; First Trust Variable Insurance Trust, an open-end management investment company with three portfolios advised by First Trust Advisors; and First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded AlphaDEX(R) Fund and First Trust Exchange-Traded AlphaDEX(R) Fund II, each an exchange-traded fund with 19, 14, 8, 8, 1, 11, 1, 21, and 19 portfolios (each such portfolio, an "ETF" and each such exchange-traded fund, an "ETF Trust"), respectively, advised by First Trust Advisors (collectively, the "First Trust Fund Complex"). During the past five years, none of the Independent Trustees, nor any of their immediate family members, has been a director, trustee, officer, general partner or employee of, or consultant to, First Trust Advisors, First Trust Portfolios L.P. (an affiliate of First Trust Advisors), any sub-advisor to any fund in the First Trust Fund Complex, or any of their affiliates.

      The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement between the Fund and the Advisor, is the responsibility of the Board of Trustees. The Trustees of the Fund set broad policies for the Fund, choose the Fund's officers, and hire the Fund's investment adviser, sub-advisor and other service providers. The officers of a Fund manage the day-to-day operations and are responsible to the Fund's Board. The Fund's Board is composed of four Independent Trustees and one Interested Trustee. The Interested Trustee, James
A. Bowen, serves as both the Chief Executive Officer for the Fund and the Chairman of the Board.

      During 2015, each Independent Trustee was paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer was allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Additionally, the Lead Independent Trustee was paid $15,000 annually, the Chairman of the Audit Committee was paid $10,000 annually, the Chairman of the Valuation Committee was paid $10,000 annually and the Chairman of the Nominating and Governance Committee was paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Effective January 1, 2016, the fixed annual retainer paid to the Independent Trustees is $230,000 per year and an annual per fund fee is $2,500 for each closed-end fund and actively managed fund and $250 for each index fund. The fixed annual retainer is allocated equally among each fund in the First Trust Fund Complex rather than being allocated pro rata based on each fund's net assets. Additionally, the Lead Independent Trustee is paid $30,000 annually, the Chairman of the Audit Committee is paid $20,000 annually and the Chairman of the Nominating and Governance Committee is paid $10,000 annually to serve in such capacities with compensation allocated pro rata among each fund in the First Trust Complex based on its net assets. Trustees are also reimbursed by the investment companies in the First Trust Fund Complex for travel and out-of-pocket expenses incurred in connection with all meetings. Each Committee Chairman and the Lead Independent Trustee rotate every three years.

      The following table sets forth compensation paid by the Fund during the Fund's last fiscal year to each of the Trustees and total compensation paid to each of the Trustees by the First Trust Fund Complex for a full calendar year. The Fund has no retirement or pension plans. The officers and the Trustee who are "interested persons" as designated above serve without any compensation from the Fund.

                                                AGGREGATE COMPENSATION
----------------------- ------------------  --------------------------------------------------------------------------
                        INTERESTED TRUSTEE                              INDEPENDENT TRUSTEES
----------------------- ------------------  --------------------------------------------------------------------------
                          James A. Bowen    Richard E. Erickson   Thomas R. Kadlec   Robert F. Keith   Niel B. Nielson
----------------------- ------------------  -------------------   ----------------   ---------------   ---------------
FAV                            $0                 $4,241               $4,258            $4,250            $4,248
----------------------- ------------------  -------------------   ----------------   ---------------   ---------------
TOTAL                          $0                $352,350             $361,500          $351,535          $356,500
COMPENSATION
FOR SERVING THE
FIRST TRUST
FUND COMPLEX
----------------------------------------------------------------------------------------------------------------------

(1) The compensation paid by the Fund to the Trustees for the last fiscal year for services to the Fund.

(2) The total compensation paid to Messrs. Erickson, Kadlec, Keith and Nielson, Independent Trustees, from the Fund and the First Trust Fund Complex for a full calendar year is based on estimated compensation to be paid to these Trustees for a full calendar year for services as Trustees to the Fund and the First Defined Portfolio Fund, LLC, an open-end fund (with eight portfolios), the First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II and the First Trust Exchange-Traded AlphaDEX(R) Fund, exchange-traded funds, plus estimated compensation to be paid to these trustees by the First Trust/Four Corners Senior Floating Rate Income Fund, the First Trust/Four Corners Senior Floating Rate Income Fund II, the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, the Energy Income and Growth Fund, the First Trust Enhanced Equity Income Fund, the First Trust/Aberdeen Global Opportunity Income Fund, the First Trust/FIDAC Mortgage Income Fund, the First Trust Strategic High Income Fund, the First Trust Strategic High Income Fund II, the First Trust Strategic High Income Fund III, the First Trust/Aberdeen Emerging Opportunity Fund and the First Trust Specialty Finance and Financial Opportunities Fund.

       FAV has no employees. Its officers are compensated by First Trust
Advisors.

       Shareholders of the Fund will elect certain Trustees at the next annual meeting of shareholders.

       The following table sets forth the dollar range and number of equity securities beneficially owned by the Trustees in FAV and all funds in the First Trust Fund Complex, including the Fund, as of May 31, 2016:

                      DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND AND FIRST TRUST FUND COMPLEX
                                               (NUMBER OF SHARES HELD)
----------------------- ------------------  --------------------------------------------------------------------------
                        INTERESTED TRUSTEE                              INDEPENDENT TRUSTEES
----------------------- ------------------  --------------------------------------------------------------------------
                          James A. Bowen    Richard E. Erickson   Thomas R. Kadlec   Robert F. Keith   Niel B. Nielson
----------------------- ------------------  -------------------   ----------------   ---------------   ---------------
FAV                             $0                  $0            $10,001-$50,000          $0                $0
                            (0 Shares)          (0 Shares)         (2,000 Shares)      (0 Shares)        (0 Shares)
----------------------- ------------------  -------------------   ----------------   ---------------   ---------------
AGGREGATE DOLLAR          Over $100,000        Over $100,000       Over $100,000      Over $100,000     Over $100,000
RANGE OF EQUITY          (47,356 Shares)      (10,339 Shares)     (12,677 Shares)    (12,838 Shares)   (7,079 Shares)
SECURITIES IN ALL
REGISTERED
INVESTMENT COMPANIES
IN THE FIRST TRUST
FUND COMPLEX
OVERSEEN BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------

      As of May 31, 2016, the Independent Trustees and their immediate family members did not own, beneficially or of record, any class of securities of First Trust Advisors or any sub-advisor or principal underwriter of the Fund or any person, other than a registered investment company, directly or indirectly controlling, controlled by, or under common control with First Trust Advisors or any sub-advisor or principal underwriter of the Fund, nor, since the beginning of the most recently completed fiscal year of any Fund, did any Independent Trustee purchase or sell securities of First Trust Advisors, or any sub-advisor to any fund in the First Trust Fund Complex, their parents or any subsidiaries of any of the foregoing.

      As of May 31, 2016, the Trustees and executive officers of the Fund as a group beneficially owned approximately 120,794 shares of the funds in the First Trust Fund Complex (less than 1% of the shares outstanding). As of
May 31, 2016, the Trustees and executive officers of FAV as a group beneficially owned 2,000 Shares of FAV, which is less than 1% of the outstanding Shares of the Fund.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

FTHI

      For a discussion of the persons who control FTHI, persons who own beneficially 5% or more of FTHI's outstanding equity securities and percentages of the Fund's equity securities owned by all officers, directors, and members of any advisory board of the Trust as a group, see the heading "Management of the

Funds" and "Exhibit A - Principal Holders" in the Statement of Additional Information attached hereto as Appendix I.

      To the knowledge of the Board of Trustees, as of June 30, 2016, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934 (the "1934 Act")) beneficially owned more than 5% of FTHI's outstanding Shares, except as described in the following table. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of control. A party that controls the Fund may be able to significantly affect the outcome of any item presented to shareholders for approval. Information as to beneficial ownership of Shares, including percentage of outstanding Shares beneficially owned, is based on securities position listing reports as of the Record Date and reports filed with the Securities and Exchange Commission ("SEC") by shareholders. The Fund does not have any knowledge of the identity of the ultimate beneficiaries of the Shares listed below.

                                                     FTHI
                                        BENEFICIAL OWNERSHIP OF SHARES

      NAME AND ADDRESS OF                     SHARES BENEFICIALLY                 % OF OUTSTANDING SHARES
       BENEFICIAL OWNER                              OWNED                            BENEFICIALLY OWNED
Pershing LLC
One Pershing Plaza
Jersey City, NJ 07399                               104,127                                29.75%

Charles Schwab & Co., Inc.
2423 E. Lincoln Drive
Phoenix, AZ 85016                                    86,531                                24.72%

National Financial Services LLC
499 Washington Boulevard
Jersey City, NJ 07310                                35,813                                10.23%

LPL Financial Corporation
9785 Towne Centre Drive
San Diego, CA 92121                                  31,788                                 9.08%

TD Ameritrade Clearing, Inc.
1005 N. Ameritrade Place
Bellevue, NE 68005                                   26,107                                 7.46%

KCG Americas LLC
545 Washington Boulevard
Jersey City, NJ 07310                                21,996                                 6.28%

FAV

      As of January 29, 2016, FAV had 8,259,517 Shares outstanding. Shares of FAV are listed on the New York Stock Exchange ("NYSE") under the ticker symbol "FAV".

      To the knowledge of the Board of Trustees, as of June 30, 2016, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934 (the "1934 Act")) beneficially owned more than 5% of FAV's outstanding Shares, except as described in the following table. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of control. A party that controls the Fund may be able to significantly affect the outcome of any item presented to shareholders for approval. Information as to beneficial ownership of Shares, including percentage of outstanding Shares beneficially owned, is based on securities position listing reports as of the Record Date and reports filed with the Securities and Exchange Commission ("SEC") by shareholders. The Fund does not have any knowledge of the identity of the ultimate beneficiaries of the Shares listed below.

                                                      FAV
                                        BENEFICIAL OWNERSHIP OF SHARES

      NAME AND ADDRESS OF                     SHARES BENEFICIALLY                 % OF OUTSTANDING SHARES
       BENEFICIAL OWNER                              OWNED                            BENEFICIALLY OWNED
First Clearing, LLC                              792,598 Shares                             9.60%
2801 Market Street
St. Louis, MO 63103


Morgan Stanley Smith Barney LLC                1,238,684 Shares                            15.00%
1300 Thames Street
Baltimore, MD 21231


National Financial Services, LLC                 644,073 Shares                             7.80%
499 Washington Blvd.
Jersey City, NJ 07310


Raymond James & Associates, Inc.               1,103,899 Shares                            13.37%
880 Carillon Parkway
St. Petersburg, FL 33716


Wells Fargo Securities, LLC                      830,163 Shares                            10.05%
1525 West W.T. Harris Blvd., 1B1
Charlotte, NC 28262


Bulldog Investors, LLC, Bulldog                1,728,930 Shares                            20.93%
Investors Group of Funds, Phillip
Goldstein, Andrew Dakos and Steven
Samuels*
Park 80 West-Plaza Two 250 Pehle Ave.
Suite 708
Saddle Brook, NJ 07663

* Information is according to the Schedule 13D/A filed with the SEC on July 15, 2016. According to such filing, Bulldog Investors, LLC has the sole power to dispose of and vote 1,477,741 Shares and shared power to dispose of and vote 251,189 Shares, and such 1,477,741 Shares (representing 17.89% of the Fund's outstanding Shares) are owned by certain entities over which Messrs. Goldstein, Dakos and Samuels exercise control (collectively referred to as the "Bulldog Investors Group of Funds"). In addition, according to such filing, Bulldog Investors Group of Funds may be deemed to constitute a group. Further, according to such filing, the aforementioned 251,189 Shares (with respect to which Bulldog Investors, LLC has shared power to dispose of and vote, and representing 3.04% of the Fund's outstanding Shares) are also beneficially owned by clients of Bulldog Investors, LLC who are not members of any group.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY AND OTHER SERVICES OF FTHI

      For a discussion of FTHI's advisory and management-related services agreements and plans of distribution, see the headings "Management of the Funds" and "Custodian, Administrator, Fund Accountant, Transfer Agent, Distributor, Index Providers and Exchanges," in the Statement of Additional Information attached hereto as Appendix I.

INVESTMENT ADVISORY AND OTHER SERVICES OF FAV

      First Trust Advisors L.P., 120 East Liberty Drive, Wheaton, Illinois 60187, is the investment adviser to FAV. In this capacity, First Trust provides certain clerical, bookkeeping and other administrative services to the Fund as well as fund reporting services. In addition to the foregoing, First Trust is also responsible for the day-to-day management of the Senior Loan/High Yield Debt Component and the Fund's leverage. Chartwell Investment Partners, LLC is a sub-advisor of FAV and is responsible for the day-to-day management of the Equity Component and the option strategy of the Fund.

      First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust. First Trust discharges is responsibilities subject to the policies of the Board of Trustees of the Fund.

      First Trust serves as advisor or sub-advisor to seven mutual fund portfolios, ten exchange-traded funds consisting of 103 series and 16 closed-end funds. It is also the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P., an affiliate of First Trust, 120 East Liberty Drive, Wheaton, Illinois 60187 ("FTP"). FTP specializes in the underwriting, trading and distribution of unit investment trusts and other securities. FTP is the principal underwriter of the shares of FTHI. As of February 29, 2016, First Trust managed or supervised approximately $90 billion in assets.

      First Trust Advisors acts as investment advisor to the Fund pursuant to an investment management agreement (the "Investment Management Agreement"). The Investment Management Agreement continues in effect from year to year so long as its continuation is approved at least annually by the Trustees including a majority of the Independent Trustees, or the vote of a majority of the outstanding voting securities of the Fund. It may be terminated at any time without the payment of any penalty upon 60 days' written notice by either party, or by a majority vote of the outstanding voting securities of the Fund (accompanied by appropriate notice), and will terminate automatically upon assignment. The Investment Management Agreement may also be terminated, at any time, without payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Fund, in the event that it shall have been established by a court of competent jurisdiction that the Advisor, or any officer or director of the Advisor, has taken any action which results in a breach of the covenants of the Advisor set forth in the Investment Management Agreement. The Investment Management Agreement provides that First Trust Advisors shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement.

      Pursuant to the Investment Management Agreement between the Advisor and the Fund, the Fund has agreed to pay for the services and facilities provided by the Advisor an annual management fee, payable on a monthly basis, equal to 1.00% of the Fund's managed assets.

      In addition to the fee of First Trust Advisors, the Fund pays all other costs and expenses of its operations, including: compensation of its Trustees (other than the Trustee affiliated with First Trust Advisors); custodian, transfer agent, administrative, accounting and dividend disbursing expenses; legal fees; expenses of independent auditors; expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies; and taxes, if any. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

      The Sub-Advisor receives a portfolio management fee at the annual rate of ..50% of managed assets, which is paid by the Advisor out of the Advisor's management fee. Pursuant to the Investment Management Agreement between the Fund and the Advisor, the Advisor must report regularly to the Board of Trustees on the performance of the Fund's investment portfolio as managed by the Sub-Advisor. The ownership interest in the Sub-Advisor by First Trust Portfolios L.P., an affiliate of the Advisor, may create a potential for conflict or appearance of conflict; however, the Advisor is contractually obligated to report accurate information to the Board of Trustees.

CODE OF ETHICS

      FAV, the Advisor and the Sub-Advisor have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. These codes permit personnel subject to the code to invest in securities, including securities that may be purchased or held by the Fund. These codes can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at (202) 551-8090. The codes of ethics are available on the EDGAR Database on the Securities and Exchange Commission's website (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission Public Reference Section, Washington, D.C. 20549-0102.

                               PORTFOLIO MANAGERS

PORTFOLIO MANAGERS OF FTHI

      For a discussion of portfolio manager's management activities, compensation and ownership of securities in FTHI, see heading "Management of the Funds" in the Statement of Additional Information attached hereto as Appendix I as it relates to FTHI.

PORTFOLIO MANAGERS OF FAV

      FAV is sub-advised by Chartwell Investment Partners, LLC, which provides the day-to-day management of FAV's equity securities and option strategy.

      Chartwell, located at 1235 Westlakes Drive, Berwyn, Pennsylvania 19312, is an investment adviser registered with the SEC. Founded in 1997, it is a wholly-owned subsidiary of TriState Capital Holdings, Inc. that focuses on institutional, sub-advisory, and private client relationships and is a research-based equity and fixed-income manager with a disciplined, team-oriented investment process. As of December 31, 2015, Chartwell had approximately $8.0 billion in assets under management.

      The management team for FAV consists of Mr. Douglas W. Kugler, CFA, and Mr. Peter M. Schofield, CFA, of Chartwell and Mr. William Housey, CFA, and Mr. Scott D. Fries, CFA, of First Trust.

      Mr. Kugler is a portfolio manager on Chartwell's large-cap equity portfolio management team and has 18 years of investment industry experience. His areas of focus include the Consumer Discretionary, Industrials, Materials and Technology sectors of the market. He has been a portfolio manager for the Fund since 2007. From 1993 to 2003, he held several positions at Morgan Stanley Investment Management (Miller Anderson & Sherrerd) the last of which was Senior Associate and Analyst for the Large Cap Value team. Mr. Kugler is a member of the CFA (Chartered Financial Analysts) Institute and the CFA Society of Philadelphia. He holds the Chartered Financial Analyst designation. Mr. Kugler earned a Bachelor's degree in Accounting from the University of Delaware.

      Mr. Schofield is a Senior Portfolio Manager on Chartwell's large-cap equity portfolio management team and has 30 years of investment industry experience. His areas of focus include Consumer Staples, Health Care and Information Technology. From 2005 to 2010, he was a Co-Chief Investment Officer at Knott Capital. From 1996 to 2005, he was a Portfolio Manager at Sovereign Asset Management. Prior to Sovereign Asset Management, he was a portfolio manager at Geewax, Terker & Company. Mr. Schofield holds the Chartered Financial Analyst designation and is a member of the CFA (Chartered Financial Analysts) Institute and the CFA Society of Philadelphia. Mr. Schofield earned a Bachelor's degree in History from the University of Pennsylvania.

      Mr. Housey joined First Trust in June 2010 as Senior Portfolio Manager in the Leveraged Finance Investment Team and has nearly 18 years of investment experience. Prior to joining First Trust, Mr. Housey was at Morgan Stanley/Van Kampen Funds, Inc. for 11 years and served as Executive Director and Co-Portfolio Manager. Mr. Housey has extensive experience in portfolio management of both leveraged and unleveraged credit products, including senior loans, high-yield bonds, credit derivatives and corporate restructurings. Mr. Housey received a BS in Finance from Eastern Illinois University and an MBA in Finance as well as Management and Strategy from Northwestern University's Kellogg School of Business. Mr. Housey holds the Chartered Financial Analyst designation.

      Mr. Fries joined First Trust in June 2010 as Portfolio Manager in the Leveraged Finance Investment Team and has over 18 years of investment industry experience. Prior to joining First Trust, Mr. Fries spent 15 years and served as Co-Portfolio Manager of Institutional Separately Managed Accounts for Morgan Stanley/Van Kampen Funds, Inc. Mr. Fries received a BA in International Business from Illinois Wesleyan University and an MBA in Finance from DePaul University. Mr. Fries holds the Chartered Financial Analyst designation.

      The portfolio managers also have responsibility for the day-to-day management of accounts other than the Fund, including separate accounts. The advisory fees received by the Sub-Advisor in connection with the management of the Fund and other accounts are not based on the performance of the Fund or the other accounts. Information regarding those other accounts is set forth below.

                      NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE
                                        AS OF NOVEMBER 30, 2015
---------------------------- ------------------------------------- ------------------------------------

                               REGISTERED INVESTMENT COMPANIES                OTHER POOLED
     PORTFOLIO MANAGER              (OTHER THAN THE FUND)                  INVESTMENT VEHICLES
---------------------------- ------------------------------------- ------------------------------------
Douglas W. Kugler            Number: 1                             Number: 1
                             Assets: $308.6 million                Assets: $600,000
---------------------------- ------------------------------------- ------------------------------------

Peter M. Schofield           Number:  2                            Number: 1
                             Assets:  $347.6 million               Assets: $600,000
---------------------------- ------------------------------------- ------------------------------------

William Housey               Number:  7                            Number: 2
                             Assets:  $1.790 billion               Assets: $81,000
---------------------------- ------------------------------------- ------------------------------------

Scott D. Fries               Number:  6                            Number:  2
                             Assets:  $1.777 billion               Assets:  $81,000
---------------------------- ------------------------------------- ------------------------------------

      As shown in the table above, certain portfolio managers may manage other accounts. Fees earned by Chartwell may vary among these accounts. These factors could create conflicts of interest if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for other accounts that may adversely impact the value of securities held by the Fund. However, Chartwell believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; (ii) the equity securities in which the Fund will invest are typically liquid securities; and (iii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Chartwell has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

      Securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Sub-Advisor or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Sub-Advisor may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner which it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the trustees of the Fund that the benefits from the Sub-Advisor organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

      As of November 30, 2015, the portfolio managers received all of their compensation from Chartwell or its predecessor. Chartwell seeks to maintain a highly competitive compensation program designed to attract and retain qualified investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results. The principal components of compensation for portfolio managers include a base salary, annual bonus, annual discretionary merit bonus, and various retirement benefits.

      Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require the Fund's officers and Trustees, certain persons affiliated with First Trust Advisors and any sub-advisor and persons who beneficially own more than 10% of the Fund's Shares to file reports of ownership and changes of ownership with the SEC and the NYSE and to furnish the Fund with copies of all Section 16(a) forms they file. Based solely upon a review of copies of such forms received by the Fund and certain written representations, the Fund believes that during the fiscal year ended November 30, 2015, all such filing requirements applicable to such persons were met, except as follows: On May 1, 2015, one late Form 3 was filed for LuAnn Molino, an officer of Chartwell Investment Partners, Inc. (investment sub-advisor).

      The Sub-Advisor, subject to the Board of Trustees' and the Advisor's supervision, provides the Fund with discretionary investment services. Specifically, the Sub-Advisor is responsible for managing the investments of the Fund in accordance with the Fund's investment objectives, policies, and restrictions as provided in the Prospectus and this Statement of Additional Information, as may be subsequently changed by the Board of Trustees. The

Sub-Advisor further agrees to conform to all applicable laws and regulations of the Securities and Exchange Commission in all material respects and to conduct its activities under the Sub-Advisory Agreement (as defined below) in accordance with applicable regulations of any governmental authority pertaining to its investment advisory services. In the performance of its duties, the Sub-Advisor will satisfy its fiduciary duties to the Fund, will monitor the Fund's investments, and will comply with the provisions of the Fund's Declaration and By-laws, and the stated investment objectives, policies and restrictions of the Fund. The Sub-Advisor is responsible for effecting all security transactions for the Fund's assets. The Sub-Advisory Agreement provides that the Sub-Advisor shall not be liable for any loss suffered by the Fund or the Advisor (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of the Sub-Advisor's duties under the Sub-Advisory Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor in performance of its duties under such Sub-Advisory Agreement, or by reason of its reckless disregard of its obligations and duties under such Sub-Advisory Agreement.

      On June 9, 2013, FAV's Board of Trustees approved an interim and new sub-advisory agreement with Chartwell Investment Partners, L.P., which became the Fund's sub-advisor on July 1, 2013, under the interim sub-advisory agreement. On September 16, 2013, the shareholders voted to approve the new Sub-Advisory Agreement. On February 21, 2014, the Fund's Board of Trustees approved an interim and new sub-advisory agreement with Chartwell, which became the Fund's sub-advisor on March 5, 2014, under the interim sub-advisory agreement. On July 2, 2014, the shareholders voted to approve the new sub-advisory agreement. The sub-advisory agreement was approved by FAV's shareholders and Board of Trustees of FAV, including a majority of the Independent Trustees.

      Under the terms of the Sub-Advisory Agreement, the sub-advisor receives a monthly sub-advisory fee calculated at an annual rate of 0.50% of FAV's managed assets allocated to the sub-advisor that is paid by First Trust out of its investment advisory fee.

      The Sub-Advisory Agreement may be terminated without the payment of any penalty by the Advisor, the Fund's Board of Trustees, or a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), upon 60 days' written notice to the Sub-Advisor.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      Deloitte & Touche has been selected to serve as the independent auditors for FAV for its current fiscal year, and acted as the independent auditors for the Fund for its most recently completed fiscal year. Deloitte & Touche has advised the Fund that, to the best of its knowledge and belief, Deloitte & Touche professionals did not have any direct or material indirect ownership interest in the Fund inconsistent with independent professional standards pertaining to independent registered public accounting firms. The principal business address of Deloitte & Touche LLP is 111 South Wacker Drive, Chicago, Illinois 60606.

Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees

      During each of the last two fiscal years of the Fund, Deloitte & Touche has billed the Fund and the Advisor for the fees set forth below.

-------------- ------------------------   ------------------------   ------------------------   ------------------------
                    AUDIT FEES(1)            AUDIT-RELATED FEES            TAX FEES(2)               ALL OTHER FEES
-------------- ------------------------   ------------------------   ------------------------   ------------------------
FEES
BILLED
TO:               2014         2015          2014         2015          2014         2015          2014         2015
-------------- ------------ -----------   ------------ -----------   ------------ -----------   ------------ -----------
Fund             $49,000     $49,000          $0           $0          $4,500       $4,500          $0        $3,000(3)
Advisor            N/A         N/A            $0           $0            $0           $0            $0           $0
-------------- ------------ -----------   ------------ -----------   ------------ -----------   ------------ -----------

(1) These fees were the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services that are normally provided in connection with statutory and regulatory filings or engagements.
(2)   These fees were for tax consultation or tax return preparation.
(3)   These fees were for Fund accounting system conversion.

Non-Audit Fees

      During each of the last two fiscal years of the Fund, Deloitte & Touche has billed the Fund and the Advisor for the non-audit fees listed below for services provided to the entities indicated.

---------------------------------  ---------------------  ---------------------
              FUND                          2014                  2015
---------------------------------  ---------------------  ---------------------
Fund                               $4,500                 $7,500
---------------------------------  ---------------------  ---------------------
Advisor                            $43,500(1)             $12,500(2)
---------------------------------  ---------------------  ---------------------
(1) These fees relate to 2013 federal and state tax matters, and Global Investment Performance Standards (GIPS(R)) matters for the period July 2011 through June 2013.
(2)   These fees relate to 2014 federal and state tax returns.

CUSTODIAN, ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

      BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon") located at 301 Bellevue Parkway, Wilmington, Delaware 19809 serves as custodian for FAV. As such, BNY Mellon has custody of all securities and cash of FAV and attend to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by FAV. BNY Mellon also acts as the administrator, accounting agent and transfer agent to the Fund. As administrator and accounting agent for FAV, BNY Mellon provides certain fund accounting and administrative services to FAV pursuant to an Administration and Accounting Services Agreement, including maintaining FAV's books of account, records of FAV's securities transactions, and certain other books and records; acting as liaison with FAV's independent registered public accounting firm by providing such accountant certain Fund accounting information; and providing other continuous accounting and administrative services. As transfer agent, registrar, dividend disbursing agent and shareholder servicing agent for the Fund, BNY Mellon provides certain clerical, bookkeeping, shareholder servicing and administrative services necessary for the operation of the Fund and maintenance of shareholder accounts.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE ALLOCATION AND OTHER PRACTICES OF FTHI

      For a discussion of FTHI's brokerage policy, see the heading "Brokerage Allocations" in the Statement of Additional Information attached hereto as Appendix I.

BROKERAGE ALLOCATION AND OTHER PRACTICES OF FAV

      Subject to the supervision of the Board of Trustees, the Sub-Advisor shall have authority and discretion to select brokers and dealers to execute transactions initiated by the Sub-Advisor and to select the market in which the transactions will be executed. In placing orders for the sale and purchase of securities for FAV, the Sub-Advisor's primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Sub-Advisor to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Sub-Advisor reasonably believes that the broker or dealer selected by it can be expected to obtain a "best execution" market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (within the meaning of Section 28(e)(3) of the 1934 Act) provided by such broker or dealer to the Sub-Advisor, viewed in terms of either that particular transaction or of the Sub-Advisor's overall responsibilities with respect to its clients, including the Fund, as to which the Sub-Advisor exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

      The Sub-Advisor's objective in selecting brokers and dealers and in effecting portfolio transactions is to seek to obtain the best combination of price and execution with respect to its clients' portfolio transactions. Steps associated with seeking best execution are: (1) determine each client's trading requirements; (2) select appropriate trading methods, venues, and agents to execute the trades under the circumstances; (3) evaluate market liquidity of each security and take appropriate steps to avoid excessive market impact; (4) maintain client confidentiality and proprietary information inherent in the decision to trade; and (5) review the results on a periodic basis.

      In arranging for the purchase and sale of clients' portfolio securities, the Sub-Advisor takes numerous factors into consideration. The best net price, giving effect to brokerage commissions, spreads and other costs, is normally an important factor in this decision, but a number of other judgmental factors are considered as they are deemed relevant. The factors include, but are not limited to: the execution capabilities required by the transactions; the ability and willingness of the broker or dealer to facilitate the accounts' portfolio transactions by participating therein for its own account; the importance to the account of speed, efficiency and confidentiality; the broker or dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold; the reputation and perceived soundness of the broker or dealer; the Sub-Advisor's knowledge of negotiated commission rates and spreads currently available; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities as well as the reputation and perceived soundness of the broker-dealer selected and others which are considered; the Sub-Advisor's knowledge of actual or apparent operational problems of any broker-dealer; the broker-dealer's execution services rendered on a continuing basis and in other transactions; the reasonableness of spreads or commissions; as well as other matters relevant to the selection of a broker or dealer for portfolio transactions for any account. The Sub-Advisor does not adhere to any rigid formula in making the selection of the applicable broker or dealer for portfolio transactions, but weighs a combination of the preceding factors.

      When buying or selling securities in dealer markets, the Sub-Advisor generally prefers to deal directly with market makers in the securities. The Sub-Advisor will typically effect these trades on a "net" basis, and will not pay the market maker any commission, commission equivalent or markup/markdown other than the "spread." Usually, the market maker profits from the "spread," that is, the difference between the price paid (or received) by the Sub-Advisor and the price received (or paid) by the market maker in trades with other broker-dealers or other customers.

      The Sub-Advisor may use Electronic Communications Networks ("ECN") or Alternative Trading Systems ("ATS") to effect such over-the-counter trades for equity securities when, in the Sub-Advisor's judgment, the use of an ECN or ATS may result in equal or more favorable overall executions for the transactions.

      Portfolio transactions for each client account will generally be completed independently, except when the Sub-Advisor is in the position of buying or selling the same security for a number of clients at approximately the same time. Because of market fluctuations, the prices obtained on such transactions within a single day may vary substantially. In order to avoid having clients receive different prices for the same security on the same day, the Sub-Advisor endeavors, when possible, to use an "averaging" procedure.

      Under this procedure, purchases or sales of a particular security for clients' accounts will at times be combined or "batched" with purchases or sales for other advisory clients by the Sub-Advisor unless the client has expressly directed otherwise. Such batched trades may be used to facilitate best execution, including negotiating more favorable prices, obtaining more timely or equitable execution or reducing overall commission charges. In such cases, the price shown on confirmations of clients' purchases or sales will be the average execution price on all of the purchases and sales that are aggregated for this purpose.

      The Sub-Advisor may also consider the following when deciding on allocations: (1) cash flow changes (including available cash, redemptions, exchanges, capital additions and capital withdrawals) may provide a basis to deviate from a pre-established allocation as long as it does not result in an unfair advantage to specific accounts or types of accounts over time; (2) accounts with specialized investment objectives or restrictions emphasizing investment in a specific category of securities may be given priority over other accounts in allocating such securities; and (3) for bond trades, street convention and good delivery often dictate the minimum size and par amounts and may result in deviations from pro rata distribution.

                             TAXATION OF THE FUNDS

TAXATION OF FTHI

      For a discussion of any tax information relating to ownership of FTHI's shares, see the heading "Federal Tax Matters" in the Statement of Additional Information attached hereto as Appendix I.

TAXATION OF FAV

      This section summarizes some of the main U.S. federal income tax consequences of owning shares of FAV. This section is current as of the date of the Statement of Additional Information. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

      This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Fund. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.

      As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.

      FAV intends to continue to qualify annually and to elect to be treated as a regulated investment company under the Code and to comply with applicable distribution requirements so that it will not pay federal income tax on income and capital gains distributed to its shareholders. An adverse federal income tax audit of a partnership that the Fund invests in could result in the Fund being required to pay federal income tax or pay a deficiency dividend (without having received additional cash).

      To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things,
(a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly traded partnerships; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, the securities (other than the securities of other regulated investment companies) of two or more issuers which the Fund controls (i.e., owns 20% or more of the total combined voting power of all classes of stock entitled to vote) and which are engaged in the same, similar or related trades or businesses, or the securities of one or more certain publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (determined without regard to capital gain dividends and exempt interest dividends) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.

      As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Internal Revenue Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. To prevent application of the 4% excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. These distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

      Subject to certain reasonable cause and de minimis exceptions, if the Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement in any taxable year, the Fund will be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits will be taxed to shareholders as ordinary income, which, in general and subject to limitations under the Internal Revenue Code, under current law will constitute qualified dividend income in the case of individual shareholders and would be eligible for corporate dividends received deduction. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund would be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the Internal Revenue Service. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, then the Fund would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had sold its asssets) or, alternatively, be subject to taxation on such net built-in gain in existence at the time of the reelection recognized for a period of five years, in order to qualify as a regulated investment company in a subsequent year.

DISTRIBUTIONS

      Dividends paid out of the Fund's investment company taxable income (computed without regard to deduction for dividends paid) generally are taxable to a shareholder as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. However, if the Fund holds certain equity securities, certain ordinary income distributions that are specifically designated by the Fund may constitute qualified dividend income eligible for taxation at capital gains tax rates. In particular, a portion of the ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain, provided certain holding period and other requirements are satisfied by both the Fund and the shareholder and provided the dividends are attributable to "qualified dividends" received by the Fund itself. Dividends received by the Fund from real estate investment trusts and foreign corporations are qualified dividends eligible for this lower tax rate only in certain circumstances. The Fund will provide notice to its shareholders of the amount of any distributions which may be taken into account as a dividend which is eligible for the capital gains tax rates. The Fund can not make any guarantees as to the amount of any distribution which will be regarded as a qualifying dividend.

      Income from a Fund may also be subject to a 3.8% "Medicare tax." This tax generally applies to net investment income if the taxpayer's adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

      Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly reported as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's tax basis in his or her shares. To the extent that the amount of any distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

      If the Fund holds a residual interest in a real estate mortgage investment conduit ("REMIC"), either directly or through another entity such as a REIT, some distributions from the Fund may be considered excess inclusion income when received by shareholders of the Fund. Further, in some circumstances, the Fund may be required to pay a tax on the amount of excess inclusions allocable to shareholders of the Fund that are considered disqualified organizations. In addition, the withholding tax provisions will be applied to the excess inclusion portion of dividends paid to foreign shareholders without regard to any exemption or reduction in tax rate.

      Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the value of those shares.

DIVIDENDS RECEIVED DEDUCTION

      A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, if the Fund holds equity securities, certain ordinary income dividends on shares that are attributable to dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction.

SALE OR EXCHANGE OF FUND SHARES

      Upon the sale or other disposition of shares of the Fund, which a shareholder holds as a capital asset, a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

      Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In this case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder with respect to the shares.

NATURE OF THE FUND'S INVESTMENTS

      Certain of the Fund's investment practices may be subject to special and complex federal income tax provisions that may, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (2) convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income,
(3) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (4) cause the Fund to recognize income or gain without a corresponding receipt of cash, (5) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (6) adversely alter the characterization of certain complex financial transactions. The Fund will monitor its transactions, will make the appropriate tax elections and take appropriate actions in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a regulated investment company (including disposing of certain investments to generate cash or borrowing cash to satisfy its distribution requirements).

      Certain income trusts (such as U.S. royalty trusts) and master limited partnerships that are not "qualified publicly traded partnerships" (as defined for U.S. federal income tax purposes) generally pass through tax items such as income, gain or loss to interest holders. In such cases, the Fund will be required to monitor the individual underlying items of income that it receives from such entities to determine how it will characterize such income for purposes of meeting the 90% gross income requirement. In addition, in certain circumstances, the Fund will be deemed to own the assets of such entities and would need to look to such assets in determining the Fund's compliance with the asset diversification rules applicable to regulated investment companies. Thus, the extent to which the Fund may invest in securities issued by such entities may be limited by the Fund's intention to qualify as a regulated investment company under the Internal Revenue Code. Prospective investors should be aware that if, contrary to the Fund's intention, the Fund fails to limit its direct and indirect investments in such entities, or if such investments are re-characterized for U.S. federal income tax purposes, the Fund's status as a regulated investment company may be jeopardized.

INVESTMENT IN SECURITIES OF UNCERTAIN TAX CHARACTER

      The Fund may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the Internal Revenue Service. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Internal Revenue Code.

INVESTMENT IN CERTAIN FOREIGN CORPORATIONS

      If the Fund holds an equity interest in any "passive foreign investment companies" ("PFICs"), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.

FOREIGN TAX CREDIT

      If the Fund invests in any foreign securities, the tax statement that you receive may include an item showing foreign taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes your Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

BACKUP WITHHOLDING

      The Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Internal Revenue Code generally are exempt from backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

NON-U.S. SHAREHOLDERS

      U.S. taxation of a shareholder who, for United States federal income tax purposes, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ("non-U.S. shareholder") depends on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder.

      In addition to the rules described in this section concerning the potential imposition of withholding on distributions to non-U.S. persons, distributions to non-U.S. persons that are "financial institutions" may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments, or debt interests in the financial institution held by one or more U.S. persons or the institution is resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury. For these purposes, a "financial institution" means any entity that (i) accepts deposits in the ordinary course of a banking or similar business, (ii) holds financial assets for the account of others as a substantial portion of its business, or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including a futures contract or option) in such securities, partnership interests or commodities. Dispositions of shares by such persons may be subject to such withholding after December 31, 2018.

      Distributions to non-financial non-U.S. entities (other than publicly traded foreign entities, entities owned by residents of U.S. possessions, foreign governments, international organizations, or foreign central banks) will also be subject to a withholding tax of 30% if the entity does not certify that the entity does not have any substantial U.S. owners or provide the name, address and TIN of each substantial U.S. owner. Dispositions of shares by such persons may be subject to such withholding after December 31, 2018.

      Income Not Effectively Connected. If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions, subject to certain exceptions described below.

      Distributions of capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for a period or periods aggregating 183 or more days during the taxable year of the capital gain dividend and meets certain other requirements. However, this 30% tax (or lower rate under an applicable treaty) on capital gains of nonresident alien individuals who are physically present in the United States for 183 or more days only applies in exceptional cases because any individual present in the United States for 183 or more days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder's shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for a period or periods aggregating 183 or more days during the taxable year of the sale or exchange and meets certain other requirements.

      Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met. In addition, capital gains distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the foreign shareholder to file a United States tax return.

      Income Effectively Connected. If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Internal Revenue Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

OTHER TAXATION

      Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

ALTERNATIVE MINIMUM TAX

      As with any taxable investment, investors may be subject to the federal alternative minimum tax on their income (including taxable income from the Fund), depending on their individual circumstances.

             CAPITAL STOCK; SHARE PURCHASE, REDEMPTION AND PRICING;
                                  UNDERWRITERS

      For a discussion of FTHI's authorized securities and the characteristics of the Fund's shares of beneficial interest, see the headings "General Description of the Trust and the Funds" and "Additional Information" in the Statement of Additional Information attached hereto as Appendix I.

      For a description of the purchase and redemption procedures for FTHI's shares and a discussion of FTHI's valuation and pricing procedures, see the headings "Creation and Redemption of Creation Unit Aggregations" and "Determination of Net Asset Value" in the Statement of Additional Information attached hereto as Appendix I.

      For a discussion of FTHI's underwriters, see the heading "Custodian, Administrator, Fund Accountant, Distributor, Transfer Agent, Index Providers and Exchanges" in the Statement of Additional Information attached hereto as Appendix I.

                              FINANCIAL STATEMENTS

      Audited financial statements for each of FAV and FTHI for its most recent respective fiscal year, and the applicable report thereon by Deloitte & Touche LLP, independent auditors, are attached hereto as Appendix II and Appendix III respectively and are incorporated by reference herein. Pro forma financial statements relating to the combination of FAV and FTHI pursuant to the Merger are attached hereto as Appendix IV and are incorporated by reference herein.

APPENDIX I   -- First Trust Exchange-Traded Fund VI Statement of Additional
                Information dated February 1, 2016 (solely as it relates to First Trust High Income ETF).

APPENDIX II  -- First Trust Dividend and Income Fund Financial Statements dated
                November 30, 2015 as included in its Annual Report. Only the financial statements included therein shall be incorporated herein by reference.

APPENDIX III -- First Trust High Income ETF Financial Statements dated September
                30, 2015 as included in its Annual Report and the First Trust High Income ETF Financial Statements (Unaudited) dated March 31, 2016 as included in its Semi-Annual Report. Only the financial statements included therein shall be incorporated herein by reference.

APPENDIX IV  -- Pro forma financial statements relating to the combination of
                FAV and FTHI pursuant to the Merger. Such pro forma financial statements included therein shall be incorporated herein by reference.

                                   APPENDIX I

    First Trust Exchange-Traded Fund VI Statement of Additional Information dated February 1, 2016 as it relates to First Trust High Income ETF.



                      STATEMENT OF ADDITIONAL INFORMATION

                   INVESTMENT COMPANY ACT FILE NO. 811-22717
                      FIRST TRUST EXCHANGE-TRADED FUND VI

                                            TICKER
           FUND NAME                        SYMBOL                      EXCHANGE

FIRST TRUST HIGH INCOME ETF                  FTHI                        NASDAQ

FIRST TRUST LOW BETA INCOME ETF              FTLB                        NASDAQ


                             DATED FEBRUARY 1, 2016


      This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the prospectus dated February 1, 2016, as it may be revised from time to time (the "Prospectus"), for each of the First Trust High Income ETF and First Trust Low Beta Income ETF (each, a "Fund" and collectively, the "Funds"), each a series of the First Trust Exchange-Traded Fund VI (the "Trust"). Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust's distributor, First Trust Portfolios L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, or by calling toll free at (800) 621-1675.

                               TABLE OF CONTENTS


GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS.................................1

EXCHANGE LISTING AND TRADING...................................................3

INVESTMENT OBJECTIVE AND POLICIES..............................................4

INVESTMENT STRATEGIES..........................................................6

INVESTMENT RISKS..............................................................17

MANAGEMENT OF THE FUNDS.......................................................24

ACCOUNTS MANAGED BY PORTFOLIO MANAGERS........................................38

BROKERAGE ALLOCATIONS.........................................................39

CUSTODIAN, ADMINISTRATOR, FUND ACCOUNTANT, TRANSFER AGENT,
   DISTRIBUTOR, INDEX PROVIDERS AND EXCHANGES.................................40

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES...............................42

ADDITIONAL INFORMATION........................................................44

PROXY VOTING POLICIES AND PROCEDURES..........................................46

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS.........................47

FEDERAL TAX MATTERS...........................................................54

DETERMINATION OF NET ASSET VALUE..............................................61

DIVIDENDS AND DISTRIBUTIONS...................................................63

MISCELLANEOUS INFORMATION.....................................................64

FINANCIAL STATEMENTS..........................................................64

EXHIBIT A - PRINCIPAL HOLDERS................................................A-1

EXHIBIT B - PROXY VOTING GUIDELINES..........................................B-1



      The audited financial statements for the Funds' most recent fiscal year appear in the Funds' Annual Report to Shareholders dated September 30, 2015. The Annual Report was filed with the Securities and Exchange Commission ("SEC") on December 3, 2015. The financial statements from such Annual Report are incorporated herein by reference. The Annual Report is available without charge by calling (800) 621-1675 or by visiting the SEC's website at http://www.sec.gov.

                 GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS

      The Trust was organized as a Massachusetts business trust on June 4, 2012 and is authorized to issue an unlimited number of shares in one or more series or "Funds." The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers shares in ten series, including the First Trust Dorsey Wright Focus 5 ETF, First Trust Dorsey Wright International Focus 5 ETF, First Trust High Income ETF, First Trust Low Beta Income ETF, First Trust NASDAQ Rising Dividend Achievers ETF, First Trust NASDAQ Technology Dividend Index Fund, First Trust RBA American Industrial Renaissance(R) ETF, First Trust RBA Quality Income ETF are non-diversified series; the International Multi-Asset
Diversified Income Index Fund and the Multi-Asset Diversified Income Index Fund are diversified series.

      This SAI relates to the Funds. Each Fund, as a series of the Trust, represents a beneficial interest in a separate portfolio of securities and other assets, with its own objective and policies.

      The Board of Trustees of the Trust (the "Board of Trustees" or the "Trustees") has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval. Shares of any series may also be divided into one or more classes at the discretion of the Trustees.

      The Trust or any series or class thereof may be terminated at any time by the Board of Trustees upon written notice to the shareholders.

      Each share has one vote with respect to matters upon which a shareholder vote is required, consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all series of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular series, and, if a matter affects a particular series differently from other series, the shares of that series will vote separately on such matter. The Trust's Declaration of Trust (the "Declaration") requires a shareholder vote only on those matters where the 1940 Act requires a vote of shareholders and otherwise permits the Trustees to take actions without seeking the consent of shareholders. For example, the Declaration gives the Trustees broad authority to approve reorganizations between a Fund and another entity, such as another exchange-traded fund, or the sale of all or substantially all of a Fund's assets, or the termination of the Trust or any Fund without shareholder approval if the 1940 Act would not require such approval.

      The Declaration provides that by becoming a shareholder of a Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration. The Declaration may, except in limited circumstances, be amended by the Trustees in any respect without a shareholder vote. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board of Trustees may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that

Trustees may be removed, with or without cause, by a vote of shareholders holding at least two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

      The holders of Fund shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to the Funds or as the Trustees may determine, and ownership of Fund shares may be disclosed by the Funds if so required by law or regulation. In addition, pursuant to the Declaration, the Trustees may, in their discretion, require the Trust to redeem shares held by any shareholder for any reason under terms set by the Trustees. The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to a Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand must first be made on the Trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of a Fund, the Trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of a Fund. In making such a determination, a Trustee is not considered to have a personal financial interest by virtue of being compensated for his or her services as a Trustee. If a demand is rejected, the complaining shareholder will be responsible for the costs and expenses (including attorneys' fees) incurred by a Fund in connection with the consideration of the demand under a number of circumstances. If a derivative action is brought in violation of the Declaration, the shareholder bringing the action may be responsible for a Fund's costs, including attorneys' fees. The Declaration also provides that any shareholder bringing an action against a Fund waives the right to trial by jury to the fullest extent permitted by law.

      The Trust is not required to and does not intend to hold annual meetings of shareholders.

      Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or a Fund itself was unable to meet its obligations.

      The Declaration further provides that a Trustee acting in his or her capacity as Trustee is not personally liable to any person, other than the Trust or its shareholders, for any act, omission, or obligation of the Trust. The

Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available. The Declaration provides that any Trustee who serves as chair of the Board of Trustees or of a committee of the Board of Trustees, as lead independent Trustee or as audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

      The Funds are advised by First Trust Advisors L.P. (the "Advisor" or "First Trust").

      The shares of each Fund list and principally trade on The Nasdaq Stock Market LLC ("Nasdaq" or the "Exchange"). The shares of each Fund will trade on Nasdaq at market prices that may be below, at or above net asset value. Each Fund offers and issues shares at net asset value only in aggregations of a specified number of shares (each a "Creation Unit" or a "Creation Unit Aggregation"), generally in exchange for a basket of securities (the "Deposit Securities"), together with the deposit of a specified cash payment (the "Cash Component"). Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units are aggregations of 50,000 shares of a Fund.

      The Trust reserves the right to permit creations and redemptions of Fund shares to be made in whole or in part on a cash basis under certain circumstances. Fund shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the applicable Fund cash at least equal to 115% of the market value of the missing Deposit Securities. See the section entitled "Creation and Redemption of Creation Unit Aggregations." In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.

                          EXCHANGE LISTING AND TRADING

      There can be no assurance that the requirements of Nasdaq necessary to maintain the listing of shares of a Fund will continue to be met. Nasdaq may, but is not required to, remove the shares of a Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of the shares of such Fund for 30 or more consecutive trading days; or (ii) such other event shall occur or condition exist that, in the opinion of Nasdaq makes further dealings on Nasdaq inadvisable. Nasdaq will remove the shares of a Fund from listing and trading upon termination of such Fund.

      As in the case of other stocks traded on Nasdaq, brokers' commissions on transactions will be based on negotiated commission rates at customary levels.

      The Funds reserve the right to adjust the price levels of shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of each Fund.

                       INVESTMENT OBJECTIVES AND POLICIES

      The Prospectus describes the investment objectives and certain policies of the Funds. The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Funds.

      Each Fund is subject to the following fundamental policies, which may not be changed without approval of the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of a Fund:

            (1) A Fund may not issue senior securities, except as permitted under the 1940 Act.

            (2) A Fund may not borrow money, except that a Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) and (ii) engage in other transactions permissible under the 1940 Act that may involve a borrowing (such as obtaining short-term credits as are necessary for the clearance of transactions, engaging in delayed-delivery transactions, or purchasing certain futures, forward contracts and options), provided that the combination of (i) and (ii) shall not exceed 33-1/3% of the value of a Fund's total assets (including the amount borrowed), less a Fund's liabilities (other than borrowings).

            (3) A Fund will not underwrite the securities of other issuers except to the extent the Fund may be considered an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), in connection with the purchase and sale of portfolio securities.

            (4) A Fund will not purchase or sell real estate or interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit a Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

            (5) A Fund may not make loans to other persons, except through (i) the purchase of debt securities permissible under a Fund's investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by a Fund if, as a result, the aggregate of such loans would exceed 33-1/3% of the value of a Fund's total assets.

            (6) A Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options, futures contracts, forward contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

            (7) A Fund may not invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

      For purposes of applying restriction (1) above, under the 1940 Act as currently in effect, the Funds are not permitted to issue senior securities, except that a Fund may borrow from any bank if immediately after such borrowing the value of such Fund's total assets is at least 300% of the principal amount of all of the Fund's borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Fund's total assets). In the event that such asset coverage shall at any time fall below 300%, the applicable Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%.

      Except for restriction (2) above, if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction. With respect to restriction (2), if the limitations are exceeded as a result of a change in market value then the Fund will reduce the amount of borrowings within three days thereafter to the extent necessary to comply with the limitations (not including Sundays and holidays).

      The fundamental investment limitations set forth above limit the Funds' ability to engage in certain investment practices and purchase securities or other instruments to the extent permitted by, or consistent with, applicable law. As such, these limitations will change as the statute, rules, regulations or orders (or, if applicable, interpretations) change, and no shareholder vote will be required or sought.

      The foregoing fundamental policies of each Fund may not be changed without the affirmative vote of the majority of the outstanding voting securities of the respective Fund. The 1940 Act defines a majority vote as the vote of the lesser of (i) 67% or more of the voting securities represented at a meeting at which more than 50% of the outstanding securities are represented; or (ii) more than 50% of the outstanding voting securities. With respect to the submission of a change in an investment policy to the holders of outstanding voting securities of a Fund, such matter shall be deemed to have been effectively acted upon with respect to a Fund if a majority of the outstanding voting securities of the Fund vote for the approval of such matter, notwithstanding that such matter has not been approved by the holders of a majority of the outstanding voting securities of any other series of the Trust affected by such matter.

      In addition to the foregoing fundamental policies, the Funds are also subject to strategies and policies discussed herein which, unless otherwise noted, are non-fundamental restrictions and policies and may be changed by the Board of Trustees.

                             INVESTMENT STRATEGIES

      The First Trust High Income ETF will pursue its objectives by investing in equity securities listed on U.S. exchanges and by utilizing an "option strategy" consisting of writing (selling) U.S. exchange-traded covered call options on the Standard & Poor's 500 Index (the "Index"). Fund shareholders are entitled to 60 days' notice prior to any change in this non- fundamental investment policy.

      The First Trust Low Beta Income ETF will pursue its objective by investing in equity securities listed on U.S. exchanges and by utilizing an "option strategy" consisting of buying U.S. exchange-traded put options on the Index and writing (selling) U.S. exchange-traded covered call options on the Index. Fund shareholders are entitled to 60 days' notice prior to any change in this non-fundamental investment policy.

TYPES OF INVESTMENTS

      Call Options. A call option is a contractual obligation which gives the buyer of the option the right to purchase a certain number of shares of common stock from the writer (seller) of the option at a predetermined price. If the predetermined price is reached, the buyer has the right, depending on the type of option, to exercise the option at the option's expiration date or at any time up until the option's expiration.

      Delayed-Delivery Transactions. The Funds may from time to time purchase securities on a "when-issued" or other delayed-delivery basis. The price of securities purchased in such transactions is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between the purchase and settlement, a Fund does not remit payment to the issuer, no interest is accrued on debt securities and dividend income is not earned on equity securities. Delayed-delivery commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of a decline in value of a Fund's other assets. While securities purchased in delayed-delivery transactions may be sold prior to the settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them. At the time a Fund makes the commitment to purchase a security in a delayed-delivery transaction, it will record the transaction and reflect the value of the security in determining its net asset value.

      The Funds will earmark or maintain in a segregated account cash, U.S. government securities, and high-grade liquid debt securities equal in value to commitments for delayed-delivery securities. Such earmarked or segregated securities will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for delayed-delivery securities, a Fund will meet its obligations from then-available cash flow, sale of the securities earmarked or held in the segregated account described above, sale of other securities, or, although it would not normally expect to do so, from the sale of the delayed-delivery securities themselves (which may have a market value greater or less than a Fund's payment obligation).

      Although the Prospectus and this SAI describe certain permitted methods of segregating assets or otherwise "covering" certain transactions, such descriptions are not all-inclusive. Each Fund may segregate against or cover such transactions using other methods permitted under the 1940 Act, the rules and regulations thereunder, or orders issued by the SEC thereunder.

      Depositary Receipts. The Funds may invest in securities of foreign issuers in the form of sponsored or unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs") (collectively "Depositary Receipts"). ADRs are Depositary Receipts normally issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market. Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Ownership of unsponsored Depositary Receipts may not entitle a Fund to financial or other reports from the issuer of the underlying security, to which it would be entitled as the owner of sponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States; therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

      Fixed Income Investments and Cash Equivalents. Normally, the Funds invest substantially all of their assets to meet their investment objectives. However, for temporary or defensive purposes, the Funds may invest in fixed income investments and cash equivalents in order to provide income, liquidity and preserve capital.

      Fixed income investments and cash equivalents held by each Fund may include, without limitation, the types of investments set forth below.

            (1) A Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities that are issued or guaranteed by the United States Treasury, by various agencies of the U.S. government, or by various instrumentalities that have been established or sponsored by the U.S. government. U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, the Farmers Home Administration, the Federal Housing Administration, the Maritime Administration, the Small Business Administration and The Tennessee Valley Authority. An instrumentality of the U.S. government is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home

      Loan Banks, the Federal Land Banks, the Central Bank for Cooperatives, Federal Intermediate Credit Banks and FNMA. In the case of those U.S. government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. In addition, each Fund may invest in sovereign debt obligations of non-U.S. countries. A sovereign debtor's willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which it may be subject.

            (2) A Fund may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to a Fund's 15% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by a Fund may not be fully insured. A Fund may only invest in certificates of deposit issued by U.S. banks with at least $1 billion in assets.

            (3) A Fund may invest in bankers' acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

            (4) A Fund may invest in repurchase agreements, which involve purchases of debt securities with counterparties that are deemed by First Trust to present acceptable credit risks. In such an action, at the time a Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for a Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed upon market rate. Such actions afford an opportunity for a Fund to invest temporarily available cash. A Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which a Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to a Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the affected Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, a Fund could incur a loss of both principal and interest. The portfolio managers monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfolio managers do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to a Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

            (5) A Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

            (6) A Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between a Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by a Fund at any time. A Fund's portfolio managers will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because a Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. A Fund may invest in commercial paper only if it has received the highest rating from at least one nationally recognized statistical rating organization or, if unrated, judged by First Trust to be of comparable quality.

            (7) A Fund may invest in shares of money market funds, as consistent with its investment objective and policies. Shares of money market funds are subject to management fees and other expenses of those funds. Therefore, investments in money market funds will cause a Fund to bear proportionately the costs incurred by the money market funds' operations. At the same time, a Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of other investment companies. Although money market funds that operate in accordance with Rule 2a-7 under the 1940 Act seek to preserve a $1.00 share price, it is possible for a Fund to lose money by investing in money market funds.

      Illiquid Securities. The Funds may invest in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, certain restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the 1933 Act that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. However, a Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of a Fund's net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to First Trust the day-to-day determination of the illiquidity of any equity or fixed-income security, although it has retained oversight for such determinations. With respect to Rule 144A securities, First Trust considers factors such as (i) the nature of the market for a security (including the institutional private resale market, the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security, the amount of time normally needed to dispose of the security, the method of soliciting offers and the mechanics of transfer); (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments); and (iii) other permissible relevant factors.

      Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith under procedures adopted by the Board of Trustees. If, through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, a Fund will take such steps as is deemed advisable, if any, to protect liquidity.

      Non-U.S. Investments. Non-U.S. securities include securities issued or guaranteed by companies organized under the laws of countries other than the United States (including emerging markets), securities issued or guaranteed by foreign, national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities and debt obligations of supranational governmental entities such as the World Bank or European Union. Non-U.S. securities may also include U.S. dollar-denominated debt obligations, such as "Yankee Dollar" obligations, of foreign issuers and of supra-national government entities. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign corporations, banks and governments. Foreign securities also may be traded on foreign securities exchanges or in over-the-counter ("OTC") capital markets.

      Certain of a Fund's investment in foreign securities may be denominated in currencies other than the U.S. dollar. To the extent a Fund invests in such instruments, the value of the assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. Generally, a Fund's currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of a Fund's currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future currency exchange rates, a Fund is authorized to enter into various currency exchange transactions.

HEDGING STRATEGIES

General Description of Hedging Strategies

      The Funds may engage in hedging activities. First Trust may cause the Funds to utilize a variety of financial instruments, including options, forward contracts, futures contracts, options on futures contracts, total return swaps and credit default swaps to attempt to hedge each Fund's holdings. The use of futures is not a part of a principal investment strategy of the Funds.

      Hedging or derivative instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Such instruments may also be used to "lock-in" realized but unrecognized gains in the value of portfolio securities. Hedging instruments on stock indices, in contrast, generally are used to hedge against price movements in broad market sectors in which the Fund has invested or expects to invest. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. The use of hedging instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the "CFTC") and various state regulatory authorities. In addition, the Fund's ability to use hedging instruments may be limited by tax considerations.

General Limitations on Futures and Options Transactions

      The Funds limit their direct investments in futures, options on futures and swaps to the extent necessary for the Advisor to claim the exclusion from regulation as a "commodity pool operator" with respect to each Fund under CFTC Rule 4.5, as such rule may be amended from time to time. Under Rule 4.5 as currently in effect, the Funds limit their trading activity in futures, options on futures and swaps (excluding activity for "bona fide hedging purposes," as defined by the CFTC) such that each meets one of the following tests: (i) aggregate initial margin and premiums required to establish its futures, options on futures and swap positions do not exceed 5% of the liquidation value of the applicable Fund's portfolio, after taking into account unrealized profits and losses on such positions; or (ii) aggregate net notional value of the applicable Fund's futures, options on futures and swap positions does not exceed 100% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on such positions.

      The Advisor has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with respect to each Fund with the National Futures Association, the futures industry's self-regulatory organization. If a Fund were no longer able to claim the exclusion, the Advisor would be required to register as a "commodity pool operator," and the Fund and the Advisor would be subject to regulation under the Commodity Exchange Act (the "CEA").

      The foregoing limitations are non-fundamental policies of the Funds and may be changed without shareholder approval as regulatory agencies permit.

Asset Coverage for Futures and Options Positions

      The Funds will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will earmark or set aside cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC in a segregated custodial account in the amount prescribed. Securities earmarked or held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

Stock Index Options

      The Funds may purchase stock index options, sell stock index options in order to close out existing positions, and/or write covered options on stock indices for hedging purposes, as well as to seek additional cash flow. Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the stock index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.

      A stock index fluctuates with changes in the market values of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the S&P 500 Index or the Value Line(R) Composite Index or a more narrow market index, such as the S&P 100 Index. Indices may also be based on an industry or market segment. Options on stock indices are currently traded on the following exchanges: the Chicago Board Options Exchange, NYSE Amex Options, Nasdaq and the Philadelphia Stock Exchange.

      The Funds' use of stock index options is subject to certain risks. Successful use by a Fund of options on stock indices will be subject to the ability of First Trust to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as the Funds' securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and a Fund's securities, which would result in a loss on both such securities and the options on stock indices acquired by the Fund.

      The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

Certain Considerations Regarding Options

      There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, a Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If a Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

      The writing and purchasing of options is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Funds.

Futures Contracts

      The Funds may enter into futures contracts, including index futures as a hedge against movements in the equity markets, in order to hedge against changes on securities held or intended to be acquired by the Fund or for other purposes permissible under the CEA. A Fund's hedging may include sales of futures as an offset against the effect of expected declines in stock prices and purchases of futures as an offset against the effect of expected increases in stock prices. The Fund will not enter into futures contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate futures exchanges in the United States are the Chicago Board of Trade and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the CEA by the CFTC.

      An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., a debt security) or currency for a specified price at a designated date, time and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a gain will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, a Fund will continue to be required to maintain the margin deposits on the futures contract.

      Margin is the amount of funds that must be deposited by a Fund with its custodian in a segregated account in the name of the futures commission merchant in order to initiate futures trading and to maintain a Fund's open positions in futures contracts. A margin deposit is intended to ensure a Fund's performance of the futures contract.

      The margin required for a particular futures contract is set by the exchange on which the futures contract is traded and may be significantly modified from time to time by the exchange during the term of the futures contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the futures contract being traded.

      If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to a Fund. In computing daily net asset value, a Fund will mark to market the current value of its open futures contracts. The Funds expect to earn interest income on their margin deposits.

      Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to

150% of the original margin deposit, if the future contracts were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, a Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

      Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The day limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some investors to substantial losses.

      There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures position. A Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund's net asset value. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

      A public market exists in futures contracts covering a number of indices, including, but not limited to, the S&P 500 Index, the S&P 100 Index, the NASDAQ-100 Index(R), the Value Line(R) Composite Index and the NYSE Composite Index(R).

Options on Futures

      The Funds may also purchase or write put and call options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

      The Funds may use options on futures contracts in connection with hedging strategies. Generally, these strategies would be applied under the same market and market sector conditions in which the Funds use put and call options on securities or indices. The purchase of put options on futures contracts is analogous to the purchase of puts on securities or indices so as to hedge a Fund's securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a futures contract constitutes a partial hedge against declining prices of securities which are deliverable upon exercise of the futures contract. If the price at expiration of a written call option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in a Fund's holdings of securities. If the price when the option is exercised is above the exercise price, however, a Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by a Fund that were being hedged. Writing a put option or purchasing a call option on a futures contract serves as a partial hedge against an increase in the value of the securities a Fund intends to acquire.

      As with investments in futures contracts, the Funds are required to deposit and maintain margin with respect to put and call options on futures contracts written by them. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by a Fund. A Fund will earmark or set aside in a segregated account at such Fund's custodian, liquid assets, such as cash, U.S. government securities or other high-grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be earmarked or placed in the segregated account whenever the total value of the earmarked or segregated assets falls below the amount due on the underlying obligation.

      The risks associated with the use of options on futures contracts include the risk that the Funds may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. A Fund's successful use of options on futures contracts depends on First Trust's ability to correctly predict the movement in prices of futures contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the futures contract subject to the option. For additional information, see "Futures Contracts." Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase the price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because of initial margin deposit requirements, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading," and other investment strategies might result in temporary price distortions.

PORTFOLIO TURNOVER

      The Funds buy and sell portfolio securities in the normal course of their investment activities. The proportion of a Fund's investment portfolio that is bought and sold during a year is known as a Fund's portfolio turnover rate. A turnover rate of 100% would occur, for example, if a Fund bought and sold securities valued at 100% of its net assets within one year. A high portfolio turnover rate could result in the payment by a Fund of increased brokerage costs, expenses and taxes. The portfolio turnover rates for the fiscal period ended September 30, 2014 and the fiscal year ended September 30, 2015 are set forth below. Any significant variations in portfolio turnover rate from year-to-year resulted from increased trading due to the growth of the Funds.

                                                               PORTFOLIO TURNOVER RATE

                                                       FISCAL PERIOD FROM
                                                        INCEPTION THROUGH    FISCAL YEAR ENDED
               FUND                  INCEPTION DATE    SEPTEMBER 30, 2014    SEPTEMBER 30, 2015
  First Trust High Income ETF        January 6, 2014           54%                  191%
  First Trust Low Beta Income ETF    January 6, 2014           38%                  205%

LENDING OF PORTFOLIO SECURITIES

      In order to generate additional income, as a non-principal investment strategy, First Trust is authorized to select certain Funds, with notice to the Board of Trustees, to lend portfolio securities representing up to 33-1/3% of the value of their total assets to broker-dealers, banks or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Funds will only enter into domestic loan arrangements with broker-dealers, banks or other institutions which First Trust has determined are creditworthy under guidelines approved by the Board of Trustees. The Funds will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees in connection with these loans. First Trust may select any Fund to participate in the securities lending program, at its discretion with notice to the Board of Trustees.

      In these loan arrangements, the Funds will receive collateral in the form of cash, U.S. government securities or other high-grade debt obligations equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the securities loaned as determined at the time of loan origination. This collateral must be valued daily by First Trust or the applicable Fund's lending agent and, if the market value of the loaned securities increases, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the lending Fund any dividends or interest paid on the securities. Loans are subject to termination at any time by the lending Fund or the borrower. While a Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment. When a Fund lends portfolio securities to a borrower, payments in lieu of dividends made by the borrower to the Fund will not constitute "qualified dividends" taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Fund held the securities.

                               INVESTMENT RISKS

Overview

      An investment in a Fund should be made with an understanding of the risks that an investment in the Fund's shares entails, including the risk that the financial condition of the issuers of the securities held by a Fund or the general condition of the securities market may worsen and the value of the securities and therefore the value of a Fund may decline. A Fund may not be an appropriate investment for those who are unable or unwilling to assume the risks involved generally with such an investment. The past market and earnings performance of any of the securities included in a Fund is not predictive of their future performance.

Common Stocks Risk

      Equity securities are especially susceptible to general market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic or banking crises. First Trust cannot predict the direction or scope of any of these factors. Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers.

      Shareholders of common stocks of the type held by the Funds have a right to receive dividends only when and if, and in the amounts, declared by the issuer's board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of common stocks is subject to market fluctuations for as long as the common stocks remain outstanding, and thus the value of the equity securities in the Funds will fluctuate over the life of the Funds and may be more or less than the price at which they were purchased by the Funds. The equity securities held in the Funds may appreciate or depreciate in value (or pay dividends) depending on the full range of economic and market influences affecting these securities, including the impact of a Fund's purchase and sale of the equity securities and other factors.

      Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the entity, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Cumulative preferred stock dividends must be paid before common stock dividends, and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation, which are senior to those of common stockholders.

Cyber Security Risk

      As the use of Internet technology has become more prevalent in the course of business, the Funds have become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to a Fund's digital information systems through "hacking" or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Funds' third party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which a Fund invests, can also subject the Funds to many of the same risks associated with direct cyber security breaches. The Funds have established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because a Fund does not directly control the cyber security systems of issuers or third party service providers.

Depositary Receipts Risk

      Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued by a European bank or trust company evidencing ownership of securities issued by a foreign corporation.

New York shares are typically issued by a company incorporated in the Netherlands and represent a direct interest in the company. Unlike traditional Depositary Receipts, New York share programs do not involve custody of the Dutch shares of the company. GDRs are receipts issued throughout the world that evidence a similar arrangement. ADRs, EDRs and GDRs may trade in foreign currencies that differ from the currency the underlying security for each ADR, EDR or GDR principally trades in. Global shares are the actual (ordinary) shares of a non-U.S. company which trade both in the home market and the United States. Generally, ADRs and New York shares, in registered form, are designed for use in the U.S. securities markets. EDRs, in registered form, are used to access European markets. GDRs, in registered form, are tradable both in the United States and in Europe and are designed for use throughout the world. Global shares are represented by the same share certificate in the United States and the home market, and separate registrars in the United States and the home country are maintained. In most cases, purchases occurring on a U.S. exchange would be reflected on the

U.S. registrar. Global shares may also be eligible to list on exchanges in addition to the United States and the home country. The Funds may hold unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States; therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

Derivatives Risk

      The use of derivatives, such as options, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. In addition, when a Fund invests in certain derivative securities, including, but not limited to, when-issued securities, forward commitments, futures contracts and interest rate swaps, they are effectively leveraging their investments, which could result in exaggerated changes in the net asset value of the Fund's shares and can result in losses that exceed the amount originally invested. The success of the Advisor's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Certain specific risks associated with an investment in derivatives may include: market risk, credit risk, correlation risk, liquidity risk, legal risk and systemic or "interconnection" risk, as specified below.

            (1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Funds to losses. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the portfolio managers' ability to predict movements of the securities, currencies, and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the portfolio managers' judgment that the derivative transaction will provide value to a Fund and its shareholders and is consistent with a Fund's objective, investment limitations, and operating policies. In making such a judgment, the portfolio managers will analyze the benefits and risks of the derivative transactions and weigh them in the context of a Fund's overall investments and investment objective.

            (2) Credit Risk/Counterparty Risk. Credit risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Funds will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Funds. The Funds will enter into transactions in derivative instruments only with counterparties that First Trust reasonably believes are capable of performing under the contract.

            (3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and the price movements in the investments being hedged.

            (4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Funds might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts, and/or make margin payments when they take positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If a Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair a Fund's ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that a Fund sell a portfolio security at a disadvantageous time. A Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to a Fund.

            (5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

            (6) Systemic or "Interconnection" Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

Liquidity Risk

      Whether or not the equity securities in the Funds are listed on a securities exchange, the principal trading market for certain of the equity securities in a Fund may be in the OTC market. As a result, the existence of a liquid trading market for the equity securities may depend on whether dealers will make a market in the equity securities. There can be no assurance that a market will be made for any of the equity securities, that any market for the equity securities will be maintained or that there will be sufficient liquidity of the equity securities in any markets made. The price at which the equity securities are held in the Funds will be adversely affected if trading markets for the equity securities are limited or absent.

Litigation Risk

      At any time litigation may be instituted on a variety of grounds with respect to the common stocks held by the Funds. The Funds are unable to predict whether litigation that has been or will be instituted might have a material adverse effect on the Funds.

Non-U.S. Securities Risk

      An investment in non-U.S. securities involves risks in addition to the usual risks inherent in domestic investments, including currency risk. The value of a non-U.S. security in U.S. dollars tends to decrease when the value of the U.S. dollar rises against the non-U.S. currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. Non-U.S. securities are affected by the fact that in many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States and companies may not be subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in non-U.S. investments include expropriation; confiscatory taxation; withholding taxes on dividends and interest; less extensive regulation of non-U.S. brokers, securities markets and issuers; diplomatic developments; and political or social instability. Non-U.S. economies may differ favorably or unfavorably from the U.S. economy in various respects, and many non-U.S. securities are less liquid and their prices tend to be more volatile than comparable U.S. securities. From time to time, non-U.S. securities may be difficult to liquidate rapidly without adverse price effects.

      Authorization, Custody and Settlement Risk for Non-U.S. Securities

      Approval of governmental authorities may be required prior to investing in the securities of companies based in certain frontier countries. Delays in obtaining such an approval would delay investments in the particular country.

      Rules adopted under the 1940 Act permit a fund to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of a Fund to recover assets held in custody by a foreign sub-custodian in the event of the bankruptcy of the sub-custodian. Settlement systems in emerging markets may be less well organized than in developed markets. Thus there may be a risk that settlement may be delayed and that cash or securities of a Fund may be in jeopardy because of failures of or defects in the systems. Under the laws of certain countries in which a Fund may invest, a Fund may be required to release local shares before receiving cash payment or may be required to make cash payment prior to receiving local shares.

      Certain countries in which a Fund may invest utilize share blocking schemes. Share blocking refers to a practice, in certain foreign markets, where voting rights related to an issuer's securities are predicated on these securities being blocked from trading at the custodian or sub-custodian level, for a period of time around a shareholder meeting. These restrictions have the effect of prohibiting securities to potentially be voted (or having been voted), from trading within a specified number of days before, and in certain instances, after the shareholder meeting.

      Share blocking may prevent a Fund from buying or selling securities for a period of time. During the time that shares are blocked, trades in such securities will not settle. The specific practices may vary by market and the blocking period can last from a day to several weeks, typically terminating on a date established at the discretion of the issuer.

      Once blocked, the only manner in which to remove this block would be to withdraw a previously cast vote, or to abstain from voting altogether. The process for having a blocking restriction lifted can be quite onerous, with the particular requirements varying widely by country. In addition, in certain countries, the block cannot be removed.

      Share blocking may present operational challenges for a Fund and authorized participants, including the effect that an imposed block would have on pending trades. Pending trades may be caused to fail and could potentially remain unsettled for an extended period of time. Fails may also expose the transfer agent and a Fund to "Buy In" situations in which, if unable to deliver shares after a certain period of time, a counterparty has the right to go to market, purchase a security at the current market price and have any additional expense borne by a Fund or transfer agent.

      As a result, the Advisor, on behalf of a Fund, reserves the right to abstain from voting proxies in share blocking proxy markets.

Passive Foreign Investment Companies Risk

      The Funds may invest in companies that are considered to be "passive foreign investment companies" ("PFICs"), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income. Therefore, the Funds could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is distributed to its shareholders in a timely manner. A Fund will not be able to pass through to its shareholders any credit or deduction for such taxes.

                            MANAGEMENT OF THE FUNDS

TRUSTEES AND OFFICERS

      The general supervision of the duties performed for the Funds under the investment management agreement is the responsibility of the Board of Trustees. There are five Trustees of the Trust, one of whom is an "interested person" (as the term is defined in the 1940 Act) and four of whom are Trustees who are not officers or employees of First Trust or any of its affiliates ("Independent Trustees"). The Trustees set broad policies for the Funds, choose the Trust's officers and hire the Trust's investment advisor. The officers of the Trust manage its day-to-day operations and are responsible to the Trust's Board of Trustees. The following is a list of the Trustees and executive officers of the Trust and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships they have held during the past five years, if applicable. Each Trustee has been elected for an indefinite term. The officers of the Trust serve indefinite terms. Each Trustee, except for James A. Bowen, is an Independent Trustee. Mr. Bowen is deemed an "interested person" (as that term is defined in the 1940 Act) ("Interested Trustee") of the Trust due to his position as Chief Executive Officer of First Trust, investment advisor to the Funds.

                                                                                                      NUMBER OF
                                                                                                    PORTFOLIOS IN        OTHER
                                                                                                      THE FIRST     TRUSTEESHIPS OR
                                                      TERM OF OFFICE                                 TRUST FUND      DIRECTORSHIPS
                                                      AND YEAR FIRST                                   COMPLEX      HELD BY TRUSTEE
         NAME, ADDRESS          POSITION AND OFFICES    ELECTED OR        PRINCIPAL OCCUPATIONS      OVERSEEN BY    DURING THE PAST
       AND DATE OF BIRTH             WITH TRUST          APPOINTED         DURING PAST 5 YEARS         TRUSTEE          5 YEARS
Trustee Who Is an Interested
Person of the Trust
----------------------------
James A. Bowen(1)                Chairman of the       o Indefinite      Chief Executive Officer      120            None
120 East Liberty Drive,          Board and Trustee       term            (December 2010 to            Portfolios
  Suite 400                                                              present), President (until
Wheaton, IL 60187                                                        December 2010), First
D.O.B.: 09/55                                          o Since           Trust Advisors L.P. and
                                                         inception       First Trust Portfolios
                                                                         L.P.; Chairman of the
                                                                         Board of Directors,
                                                                         BondWave LLC (Software
                                                                         Development
                                                                         Company/Investment
                                                                         Advisor) and Stonebridge
                                                                         Advisors LLC (Investment
                                                                         Advisor)

                                                                                                      NUMBER OF
                                                                                                    PORTFOLIOS IN        OTHER
                                                                                                      THE FIRST     TRUSTEESHIPS OR
                                                      TERM OF OFFICE                                 TRUST FUND      DIRECTORSHIPS
                                                      AND YEAR FIRST                                   COMPLEX      HELD BY TRUSTEE
         NAME, ADDRESS          POSITION AND OFFICES    ELECTED OR        PRINCIPAL OCCUPATIONS      OVERSEEN BY    DURING THE PAST
       AND DATE OF BIRTH             WITH TRUST          APPOINTED         DURING PAST 5 YEARS         TRUSTEE          5 YEARS
Independent Trustees
----------------------------
Richard E. Erickson              Trustee               o Indefinite      Physician; President,        120            None
c/o First Trust Advisors L.P.                            term            Wheaton Orthopedics;         Portfolios
120 East Liberty Drive,                                                  Limited Partner, Gundersen
  Suite 400                                                              Real Estate Limited
Wheaton, IL 60187                                      o Since           Partnership; Member,
D.O.B.: 04/51                                            inception       Sportsmed LLC

Thomas R. Kadlec                 Trustee               o Indefinite      President (March 2010 to     120            Director of ADM
c/o First Trust Advisors L.P.                            term            present), Senior Vice        Portfolios     Investor
120 East Liberty Drive,                                                  President and Chief                         Services, Inc.,
  Suite 400                                            o Since           Financial Officer                           ADM Investor
Wheaton, IL 60187                                        inception       (May 2007 to March 2010),                   Services
D.O.B.: 11/57                                                            ADM Investor Services,                      International
                                                                         Inc. (Futures Commission                    and Futures
                                                                         Merchant)                                   Industry
                                                                                                                     Association

Robert F. Keith                  Trustee               o Indefinite      President (2003 to           120            Director of
c/o First Trust Advisors L.P.                            term            present), Hibs Enterprises   Portfolios     Trust Company
120 East Liberty Drive,                                                  (Financial and Management                   of Illinois
  Suite 400                                            o Since           Consulting)
Wheaton, IL 60187                                        inception
D.O.B.: 11/56
                                                                         Managing Director and
Niel B. Nielson                  Trustee               o Indefinite      Chief Operating Officer      120            Director of
c/o First Trust Advisors L.P.                            term            (January 2015 to present),   Portfolios     Covenant
120 East Liberty Drive,                                                  Pelita Harapan Educational                  Transport Inc.
  Suite 400                                            o Since           Foundation (Educational                     (May 2003 to
Wheaton, IL 60187                                        inception       Products and Services);                     May 2014)
D.O.B.: 03/54                                                            President and Chief
                                                                         Executive Officer (June
                                                                         2012 to September 2014),
                                                                         Servant Interactive LLC
                                                                         (Educational Products and
                                                                         Services); President and
                                                                         Chief Executive Officer
                                                                         (June 2012 to September
                                                                         2014), Dew Learning LLC
                                                                         (Educational Products and
                                                                         Services); President
                                                                         (June 2002 to June 2012),
                                                                         Covenant College

Officers of the Trust
----------------------------
James M. Dykas                   President and Chief   o Indefinite      Managing Director and Chief  N/A            N/A
120 East Liberty Drive,          Executive Officer       term            Financial Officer (January
  Suite 400                                                              2016 to present), Controller
Wheaton, IL 60187                                                        (January 2011 to January
D.O.B.: 01/66                                          o Since January   2016), Senior Vice President
                                                         2016            (April 2007 to January
                                                                         2016), First Trust Advisors
                                                                         L.P. and First Trust
                                                                         Portfolios L.P.

                                                                                                      NUMBER OF
                                                                                                    PORTFOLIOS IN        OTHER
                                                                                                      THE FIRST     TRUSTEESHIPS OR
                                                      TERM OF OFFICE                                 TRUST FUND      DIRECTORSHIPS
                                                      AND YEAR FIRST                                   COMPLEX      HELD BY TRUSTEE
         NAME, ADDRESS          POSITION AND OFFICES    ELECTED OR        PRINCIPAL OCCUPATIONS      OVERSEEN BY    DURING THE PAST
       AND DATE OF BIRTH             WITH TRUST          APPOINTED         DURING PAST 5 YEARS         TRUSTEE          5 YEARS
Donald Swade                     Treasurer, Chief      o Indefinite      Vice President (April 2012   N/A            N/A
120 East Liberty Drive,          Financial Officer       term            to present), First Trust
  Suite 400                      and Chief Accounting                    Advisors L.P. and First
Wheaton, IL 60187                Officer               o Since January   Trust Portfolios L.P., Vice
D.O.B.: 08/72                                            2016            President (September 2006
                                                                         to April 2012), Guggenheim
                                                                         Funds Investment Advisors,
                                                                         LLC/Claymore Securities,
                                                                         Inc.

W. Scott Jardine                 Secretary and Chief   o Indefinite      General Counsel, First       N/A            N/A
120 East Liberty Drive,          Legal Officer           term            Trust Advisors L.P. and
  Suite 400                                                              First Trust Portfolios
Wheaton, IL 60187                                      o Since           L.P.; Secretary and
D.O.B.: 05/60                                            inception       General Counsel, BondWave
                                                                         LLC (Software Development
                                                                         Company/Investment
                                                                         Advisor) and Secretary,
                                                                         Stonebridge Advisors LLC
                                                                         (Investment Advisor)

Daniel J. Lindquist              Vice President        o Indefinite      Managing Director (July      N/A            N/A
120 East Liberty Drive,                                  term            2012 to present), Senior
  Suite 400                                                              Vice President (September
Wheaton, IL 60187                                      o Since           2005 to July 2012), First
D.O.B.: 02/70                                            inception       Trust Advisors L.P. and
                                                                         First Trust Portfolios
                                                                         L.P.

Kristi A. Maher                  Chief Compliance      o Indefinite      Deputy General Counsel,      N/A            N/A
120 East Liberty Drive,          Officer and             term            First Trust Advisors L.P.
  Suite 400                      Assistant Secretary                     and First Trust Portfolios
Wheaton, IL 60187                                      o Chief           L.P.
D.O.B.: 12/66                                            Compliance
                                                         Officer Since
                                                         January 2011

                                                       o Assistant
                                                         Secretary
                                                         Since
                                                         inception

Roger F. Testin                  Vice President        o Indefinite      Senior Vice President        N/A            N/A
120 East Liberty Drive,                                  term            (November 2003 to
  Suite 400                                                              present), First Trust
Wheaton, IL 60187                                      o Since           Advisors L.P. and First
D.O.B.: 06/66                                            inception       Trust Portfolios L.P.

Stan Ueland                      Vice President        o Indefinite      Senior Vice President        N/A            N/A
120 East Liberty Drive,                                  term            (September 2012 to
  Suite 400                                                              present), Vice President
Wheaton, IL 60187                                      o Since           (August 2005 to
D.O.B.: 11/70                                            inception       September 2012) First
                                                                         Trust Advisors L.P. and
                                                                         First Trust Portfolios
                                                                         L.P.

--------------------
(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust, investment advisor of the Funds.

UNITARY BOARD LEADERSHIP STRUCTURE

      Each Trustee serves as a trustee of all open-end and closed-end funds in the First Trust Fund Complex (as defined below), which is known as a "unitary" board leadership structure. Each Trustee currently serves as a trustee of First Trust Series Fund and First Trust Variable Insurance Trust, open-end funds with seven portfolios advised by First Trust; First Trust Senior Floating Rate Income Fund II, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Dividend and Income Fund, First Trust High Income Long/Short Fund, First Trust Energy Infrastructure Fund, First Trust MLP and Energy Income Fund, First Trust New Opportunities MLP & Energy Fund, First Trust Dynamic Europe Equity Income Fund and First Trust Intermediate Duration Preferred & Income Fund, closed-end funds advised by First Trust; First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded AlphaDEX(R) Fund and First Trust Exchange-Traded AlphaDEX(R) Fund II, exchange-traded funds with 97 portfolios advised by First Trust (each a "First Trust Fund" and collectively, the "First Trust Fund Complex"). None of the Trustees who are not "interested persons" of the Trust, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, First Trust, First Trust Portfolios L.P. or their affiliates.

      The management of the Funds, including general supervision of the duties performed for the Funds under the investment management agreement between the Trust, on behalf of the Funds, and the Advisor, is the responsibility of the Board of Trustees. The Trustees of the Trust set broad policies for the Funds, choose the Trust's officers and hire the Funds' investment advisor and other service providers. The officers of the Trust manage the day to-day operations and are responsible to the Trust's Board. The Trust's Board is composed of four Independent Trustees and one Interested Trustee. The Interested Trustee, James
A. Bowen, serves as the Chairman of the Board for each fund in the First Trust Fund Complex.

      The same five persons serve as Trustees on the Trust's Board and on the Boards of all other First Trust Funds. The unitary board structure was adopted for the First Trust Funds because of the efficiencies it achieves with respect to the governance and oversight of the First Trust Funds. Each First Trust Fund is subject to the rules and regulations of the 1940 Act (and other applicable securities laws), which means that many of the First Trust Funds face similar issues with respect to certain of their fundamental activities, including risk management, portfolio liquidity, portfolio valuation and financial reporting. Because of the similar and often overlapping issues facing the First Trust Funds, including among the First Trust exchange-traded funds, the Board of the First Trust Funds believes that maintaining a unitary board structure promotes efficiency and consistency in the governance and oversight of all First Trust Funds and reduces the costs, administrative burdens and possible conflicts that may result from having multiple boards. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board the overall composition of which will, as a body, possess the appropriate skills, diversity, independence and experience to oversee the Funds' business.

      Annually, the Board reviews its governance structure and the committee structures, their performance and functions, and it reviews any processes that would enhance Board governance over the Funds' business. The Board has determined that its leadership structure, including the unitary board and committee structure, is appropriate based on the characteristics of the funds it serves and the characteristics of the First Trust Fund Complex as a whole.

      In order to streamline communication between the Advisor and the Independent Trustees and create certain efficiencies, the Board has a Lead Independent Trustee who is responsible for: (i) coordinating activities of the Independent Trustees; (ii) working with the Advisor, Fund counsel and the independent legal counsel to the Independent Trustees to determine the agenda for Board meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the Funds' service providers, particularly the Advisor; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee. The Lead Independent Trustee is selected by the Independent Trustees and serves a three year term or until his or her successor is selected.

      The Board has established four standing committees (as described below) and has delegated certain of its responsibilities to those committees. The Board and its committees meet frequently throughout the year to oversee the Funds' activities, review contractual arrangements with and performance of service providers, oversee compliance with regulatory requirements, and review Fund performance. The Independent Trustees are represented by independent legal counsel at all Board and committee meetings (other than meetings of the Executive Committee). Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.

      The three Committee Chairmen and the Lead Independent Trustee rotate every three years in serving as Chairman of the Audit Committee, the Nominating and Governance Committee or the Valuation Committee or as Lead Independent Trustee. The Lead Independent Trustee and immediate past Lead Independent Trustee also serve on the Executive Committee with the Interested Trustee.

      The four standing committees of the First Trust Fund Complex are: the Executive Committee (and Pricing and Dividend Committee), the Nominating and Governance Committee, the Valuation Committee and the Audit Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by the Trust's Declaration of Trust and By Laws. Such Committee is also responsible for the declaration and setting of dividends. Mr. Kadlec, Mr. Bowen and Mr. Keith are members of the Executive Committee. During the last fiscal year, the Executive Committee held twelve meetings.

      The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Trust's Board of Trustees. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Nominating and Governance Committee. If there is no vacancy on the Board of Trustees, the Board will not actively seek recommendations from other parties, including shareholders. The Board of Trustees adopted a mandatory retirement age of 75 for Trustees, beyond which age Trustees are ineligible to serve. The Committee will not consider new trustee candidates who are 72 years of age or older. When a vacancy on the Board of Trustees occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the applicable Fund. To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the applicable Fund should mail such recommendation to W. Scott Jardine, Secretary, at the Trust's address, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Such recommendation shall include the following information: (i) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder); (ii) a full description of the proposed candidate's background, including education, experience, current employment and date of birth; (iii) names and addresses of at least three professional references for the candidate; (iv) information as to whether the candidate is an "interested person" in relation to the Funds, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate's independence; and (v) any other information that may be helpful to the Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chairman of the Nominating and Governance Committee and to counsel to the Independent Trustees. Recommendations received at any other time will be kept on file until such time as the Nominating and Governance Committee is accepting recommendations, at which point they may be considered for nomination. During the last fiscal year, the Nominating and Governance Committee held four meetings.

      The Valuation Committee is responsible for the oversight of the valuation procedures of the Funds (the "Valuation Procedures"), for determining the fair value of the Funds' securities or other assets under certain circumstances as described in the Valuation Procedures and for evaluating the performance of any pricing service for the Funds. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Valuation Committee. During the last fiscal year, the Valuation Committee held four meetings.

      The Audit Committee is responsible for overseeing each Fund's accounting and financial reporting process, the system of internal controls and audit process and for evaluating and appointing independent auditors (subject also to Board approval). Messrs. Erickson, Kadlec, Keith and Nielson serve on the Audit Committee. During the last fiscal year, the Audit Committee held five meetings.

EXECUTIVE OFFICERS

      The executive officers of the Trust hold the same positions with each fund in the First Trust Fund Complex (representing 120 portfolios) as they hold with the Trust.

RISK OVERSIGHT

      As part of the general oversight of the Funds, the Board is involved in the risk oversight of the Funds. The Board has adopted and periodically reviews policies and procedures designed to address each Fund's risks. Oversight of investment and compliance risk is performed primarily at the Board level in conjunction with the Advisor's investment oversight group and the Trust's Chief Compliance Officer ("CCO"). Oversight of other risks also occurs at the committee level. The Advisor's investment oversight group reports to the Board at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. The Board reviews reports on the Funds' and the service providers' compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Funds' and the service providers' compliance program. In addition, the Independent Trustees meet privately each quarter with the CCO. The Audit Committee reviews with the Advisor each Fund's major financial risk exposures and the steps the Advisor has taken to monitor and control these exposures, including each Fund's risk assessment and risk management policies and guidelines. The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management. The Nominating and Governance Committee monitors all matters related to the corporate governance of the Trust. The Valuation Committee monitors valuation risk and compliance with the Funds' Valuation Procedures and oversees the pricing services and actions by the Advisor's Pricing Committee with respect to the valuation of portfolio securities.

      Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds or the Advisor or other service providers. For instance, as the use of Internet technology has become more prevalent, the Funds and their service providers have become more susceptible to potential operational risks through breaches in cyber security (generally, intentional and unintentional events that may cause a Fund or a service provider to lose proprietary information, suffer data corruption or lose operational capacity). There can be no guarantee that any risk management systems established by the Funds, their service providers, or issuers of the securities in which the Funds invest to reduce cyber security risks will succeed, and the Funds cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Funds and/or their shareholders. Moreover, it is necessary to bear certain risks (such as investment related risks) to achieve a Fund's goals. As a result of the foregoing and other factors, the Funds' ability to manage risk is subject to substantial limitations.

BOARD DIVERSIFICATION AND TRUSTEE QUALIFICATIONS

      As described above, the Nominating and Governance Committee of the Board oversees matters related to the nomination of Trustees. The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocation, and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as an Independent Trustee, independence from the Advisor, underwriters or other service providers, including any affiliates of these entities.

      Listed below for each current Trustee are the experiences, qualifications and attributes that led to the conclusion, as of the date of this SAI, that each current Trustee should serve as a Trustee in light of the Trust's business and structure.

      Richard E. Erickson, M.D., is an orthopedic surgeon and President of Wheaton Orthopedics. He also has been a co-owner and director of a fitness center and a limited partner of two real estate companies. Dr. Erickson has served as a Trustee of each First Trust Fund since its inception. Dr. Erickson has also served as the Lead Independent Trustee and on the Executive Committee (2008 - 2009), Chairman of the Nominating and Governance Committee (2003 -
2007), Chairman of the Audit Committee (2012 - 2013) and Chairman of the Valuation Committee (June 2006 - 2007 and 2010 - 2011) of the First Trust Funds. He currently serves as

Chairman of the Nominating and Governance Committee (since January 1, 2014) of the First Trust Funds.

      Thomas R. Kadlec is President of ADM Investor Services Inc. ("ADMIS"), a futures commission merchant and wholly-owned subsidiary of the Archer Daniels Midland Company ("ADM"). Mr. Kadlec has been employed by ADMIS and its affiliates since 1990 in various accounting, financial, operations and risk management capacities. Mr. Kadlec serves on the boards of several international affiliates of ADMIS and is a member of ADM's Integrated Risk Committee, which is tasked with the duty of implementing and communicating enterprise-wide risk management. In 2014, Mr. Kadlec was elected to the board of the Futures Industry Association. Mr. Kadlec has served as a Trustee of each First Trust Fund since its inception. Mr. Kadlec also served on the Executive Committee from the organization of the first First Trust closed-end fund in 2003 until he was elected as the first Lead Independent Trustee in December 2005, serving as such through 2007. He also served as Chairman of the Valuation Committee (2008 -
2009), Chairman of the Audit Committee (2010 - 2011) and Chairman of the Nominating and Governance Committee (2012 - 2013). He currently serves as Lead Independent Trustee and on the Executive Committee (since January 1, 2014) of the First Trust Funds.

      Robert F. Keith is President of Hibs Enterprises, a financial and management consulting firm. Mr. Keith has been with Hibs Enterprises since 2003. Prior thereto, Mr. Keith spent 18 years with ServiceMaster and Aramark, including three years as President and COO of ServiceMaster Consumer Services, where he led the initial expansion of certain products overseas; five years as President and COO of ServiceMaster Management Services; and two years as President of Aramark ServiceMaster Management Services. Mr. Keith is a certified public accountant and also has held the positions of Treasurer and Chief Financial Officer of ServiceMaster, at which time he oversaw the financial aspects of ServiceMaster's expansion of its Management Services division into Europe, the Middle East and Asia. Mr. Keith has served as a Trustee of the First Trust Funds since June 2006. Mr. Keith has also served as the Chairman of the Audit Committee (2008 - 2009) and Chairman of the Nominating and Governance Committee (2010 - 2011) of the First Trust Funds. He served as Lead Independent Trustee and on the Executive Committee (2012 - 2013) and currently serves as Chairman of the Valuation Committee (since January 1, 2014) and on the Executive Committee (since January 31, 2014) of the First Trust Funds.

      Niel B. Nielson, Ph.D., has been the Managing Director and Chief Operating Officer of Pelita Harapan Educational Foundation, a global provider of educational products and services since January 2015. Mr. Nielson formerly served as the President and Chief Executive Officer of Dew Learning LLC from June 2012 through September 2014, President of Covenant College (2002 - 2012), and as a partner and trader (of options and futures contracts for hedging options) for Ritchie Capital Markets Group (1996 - 1997), where he held an administrative management position at this proprietary derivatives trading company. He also held prior positions in new business development for ServiceMaster Management Services Company and in personnel and human resources for NationsBank of North Carolina, N.A. and Chicago Research and Trading Group, Ltd. ("CRT"). His international experience includes serving as a director of CRT Europe, Inc. for two years, directing out of London all aspects of business conducted by the U.K. and European subsidiary of CRT. Prior to that, Mr. Nielson was a trader and manager at CRT in Chicago. Mr. Nielson has served as a Trustee of each First Trust Fund since its inception and of the First Trust Funds since 1999. Mr. Nielson has also served as the Chairman of the Audit Committee (2003 -
2006), Chairman of the Valuation Committee (2007 - 2008), Chairman of the Nominating and Governance Committee (2008 - 2009) and Lead Independent Trustee and a member of the Executive Committee (2010 - 2011). He currently serves as Chairman of the Audit Committee (since January 1, 2014) of the First Trust Funds.

      James A. Bowen is Chief Executive Officer of First Trust Advisors L.P. and First Trust Portfolios L.P. Mr. Bowen is involved in the day-to-day management of the First Trust Funds and serves on the Executive Committee. He has over 26 years of experience in the investment company business in sales, sales management and executive management. Mr. Bowen has served as a Trustee of each First Trust Fund since its inception and of the First Trust Funds since 1999.

      Prior to January 1, 2016, each Independent Trustee was paid a fixed annual retainer of $125,000 per year and an annual per-fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer was allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Additionally, the Lead Independent Trustee is paid $15,000 annually, the Chairman of the Audit Committee was paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee was paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are also reimbursed by the investment companies in the First Trust Fund Complex for travel and out-of-pocket expenses incurred in connection with all meetings.

      Effective January 1, 2016, the fixed annual retainer paid to the Independent Trustees is allocated equally among each Fund in the First Trust Fund Complex and is no longer allocated pro rata based on each Fund's net assets.

      The following table sets forth the compensation (including reimbursement for travel and out-of-pocket expenses) paid by the Funds and the First Trust Fund Complex to each of the Independent Trustees for the fiscal year ended September 30, 2015 and the calendar year ended December 31, 2015, respectively. The Trust has no retirement or pension plans. The officers and Trustee who are

"interested persons" as designated above serve without any compensation from the Trust. The Trust has no employees. Its officers are compensated by First Trust.



                           TOTAL COMPENSATION       TOTAL COMPENSATION FROM
 NAME OF TRUSTEE           FROM THE FUNDS(1)    THE FIRST TRUST FUND COMPLEX(2)
 Richard E. Erickson             $8,024                    $352,350
 Thomas R. Kadlec                $8,026                    $361,500
 Robert F. Keith                 $8,025                    $351,535
 Niel B. Nielson                 $8,025                    $356,500
--------------------

(1) The compensation paid by the Funds to the Independent Trustees for the fiscal year ended September 30, 2015 for services to the Funds.

(2) The total compensation paid to the Independent Trustees for the calendar year ended December 31, 2015 for services to the 120 portfolios, which consists of seven open-end mutual funds, 16 closed-end funds and 97 exchange-traded funds.

      The following table sets forth the dollar range of equity securities beneficially owned by the Trustees in the Funds and in other funds overseen by the Trustees in the First Trust Fund Complex as of December 31, 2015:

                  DOLLAR RANGE OF EQUITY SECURITIES IN A FUND

                                                   Aggregate Dollar Range of
                                                    Equity Securities in All
                            Dollar Range of     Registered Investment Companies
                           Equity Securities       Overseen by Trustee in the
                               in a Fund            First Trust Fund Complex
 Interested Trustee
 James A. Bowen                   None                   Over $100,000
 Independent Trustees
 Richard E. Erickson              None                   Over $100,000
 Thomas R. Kadlec                 None                   Over $100,000
 Robert F. Keith                  None                   Over $100,000
 Niel B. Nielson                  None                   Over $100,000

      As of December 31, 2015, the Independent Trustees of the Trust and immediate family members did not own beneficially or of record any class of securities of an investment advisor or principal underwriter of the Funds or any person directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Funds.

      As of December 31, 2015, the officers and Trustees, in the aggregate, owned less than 1% of the shares of each Fund.

      The table set forth as Exhibit A shows the percentage ownership of each person or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) who, as of December 31, 2015, owned of record, or is known by the Trust to have owned of record or beneficially, 5% or more of the shares of a Fund (the "Principal Holders"). A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of control. A party that controls a Fund may be able to significantly influence the outcome of any item presented to shareholders for approval.

      Information as to the Principal Holders is based on the securities position listing reports as of December 31, 2015. The Funds do not have any knowledge of who the ultimate beneficiaries are of the shares.

      Investment Advisor. First Trust, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, is the investment advisor to the Funds. First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust. First Trust discharges its responsibilities to the Funds subject to the policies of the Board of Trustees.

      First Trust provides investment tools and portfolios for advisors and investors. First Trust is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches. Its asset management philosophy and investment discipline are deeply rooted in the application of intuitive factor analysis and model implementation to enhance investment decisions.

      First Trust acts as investment advisor for and manages the investment and reinvestment of the assets of the Funds. First Trust also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.

      Pursuant to an investment agreement between First Trust and the Trust (the "Investment Management Agreement"), First Trust will manage the investment of the Funds' assets and will be responsible for paying all expenses of the Funds, excluding the fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses.

      First Trust provides fund reporting services to the Funds for a flat annual fee in the amount of $9,250 per Fund, which is included in the annual management fee. Each Fund has agreed to pay an annual management fee in the amounts set forth below.

      FUND                                ANNUAL MANAGEMENT FEE

      First Trust High Income ETF         0.85% of average daily net assets
      First Trust Low Beta Income ETF     0.85% of average daily net assets

      Under the Investment Management Agreement, First Trust shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of First Trust in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties. The Investment Management Agreement terminates automatically upon assignment and is terminable at any time without penalty as to a Fund by the Board of Trustees, including a majority of the Independent Trustees, or by vote of the holders of a majority of the Fund's outstanding voting securities on 60 days' written notice to First Trust, or by First Trust on 60 days' written notice to the Fund.

      The following table sets forth the unitary fee paid by each Fund for the specified periods.

                                                         AMOUNT OF UNITARY FEES
                                                         ----------------------

                                                  (FOR THE FISCAL
                                                    PERIOD FROM
                                                 INCEPTION THROUGH      (FOR THE FISCAL
         FUND               INCEPTION DATE            9/30/14)        YEAR ENDED 9/30/15)
First Trust High Income     January 6, 2014           $13,737               $40,771
ETF

First Trust Low Beta        January 6, 2014           $12,589               $29,737
Income ETF

      Investment Committee. The Investment Committee of First Trust (the "Investment Committee") is primarily responsible for the day-to-day management of the Funds. There are currently five members of the Investment Committee, as follows:

                               POSITION WITH              LENGTH OF SERVICE       PRINCIPAL OCCUPATION
NAME                           FIRST TRUST                WITH FIRST TRUST        DURING PAST FIVE YEARS
Daniel J. Lindquist            Chairman of the            Since 2004              Managing Director (July 2012
                               Investment Committee and                           to present), Senior Vice
                               Managing Director                                  President (September 2005 to
                                                                                  July 2012)

                               POSITION WITH              LENGTH OF SERVICE       PRINCIPAL OCCUPATION
NAME                           FIRST TRUST                WITH FIRST TRUST        DURING PAST FIVE YEARS
David G. McGarel               Chief Investment Officer,  Since 1997              Chief Operating Officer
                               Chief Operating Officer                            (January 2016 to present),
                               and Managing Director                              Chief Investment Officer
                                                                                  (June 2012 to present),
                                                                                  Managing Director (July 2012
                                                                                  to present), Senior Vice
                                                                                  President (September 2005 to
                                                                                  July 2012), First Trust
                                                                                  Advisors L.P. and First Trust
                                                                                  Portfolios L.P.

Jon C. Erickson                Senior Vice President      Since 1994              Senior Vice President, First
                                                                                  Trust Advisors L.P. and First
                                                                                  Trust Portfolios L.P.

Roger F. Testin                Senior Vice President      Since 2001              Senior Vice President, First
                                                                                  Trust Advisors L.P. and First
                                                                                  Trust Portfolios L.P.

John Gambla                    Senior Portfolio Manager   Since 2011              Senior Portfolio Manager,
                                                                                  First Trust Advisors L.P.; Co
                                                                                  Chief Investment Officer,
                                                                                  Nuveen HydePark Group LLC

Rob A. Guttschow               Senior Portfolio Manager   Since 2011              Senior Portfolio Manager,
                                                                                  First Trust Advisors L.P.; Co
                                                                                  Chief Investment Officer,
                                                                                  Nuveen HydePark Group LLC

      Daniel J. Lindquist: Mr. Lindquist is Chairman of the Investment Committee and presides over Investment Committee meetings. Mr. Lindquist is also responsible for overseeing the implementation of the Funds' investment strategies.

      David G. McGarel: As First Trust's Chief Investment Officer, Mr. McGarel consults with the Investment Committee on market conditions and First Trust's general investment philosophy. As Chief Operating Officer, Mr. McGarel is responsible for First Trust and FTP operations, including information systems, trust administration and First Trust administration.

      Jon C. Erickson: As the head of First Trust's Equity Research Group, Mr. Erickson is responsible for determining the securities to be purchased and sold by funds that do not utilize quantitative investment strategies.

      Roger F. Testin: As head of First Trust's Portfolio Management Group, Mr. Testin is responsible for executing the instructions of the Strategy Research Group and Equity Research Group in a Fund's portfolio.

      John Gambla: Mr. Gambla is a senior portfolio manager for the Alternatives Investment Team at First Trust.

      Rob A. Guttschow: Mr. Guttschow is a senior portfolio manager for the Alternatives Investment Team at First Trust.

      No member of the Investment Committee beneficially owns any shares of the Funds.

      Compensation. The compensation structure for each member of the Investment Committee is based upon a fixed salary as well as a discretionary bonus determined by the management of First Trust. Salaries are determined by management and are based upon an individual's position and overall value to the firm. Bonuses are also determined by management and are based upon an individual's overall contribution to the success of the firm and the profitability of the firm. Salaries and bonuses for members of the Investment Committee are not based upon criteria such as performance of the Funds or the value of assets included in the Funds' portfolios.

      The Investment Committee manages the investment vehicles (other than the Funds of the Trust) with the number of accounts and assets, as of the fiscal year ended September 30, 2015, set forth in the table below:

                    ACCOUNTS MANAGED BY INVESTMENT COMMITTEE

                                            REGISTERED               OTHER POOLED
                                            INVESTMENT                INVESTMENT
                                             COMPANIES                 VEHICLES               OTHER ACCOUNTS
                                             NUMBER OF                NUMBER OF                 NUMBER OF
                                             ACCOUNTS                  ACCOUNTS                  ACCOUNTS
INVESTMENT COMMITTEE MEMBER                 ($ ASSETS)                ($ ASSETS)                ($ ASSETS)
Daniel J. Lindquist                    88 ($36,428,451,187)       26 ($377,717,104)        2,308 ($724,424,345)

David G. McGarel                       88 ($36,428,451,187)       26 ($377,717,104)        2,308 ($724,424,345)

Jon C. Erickson                        88 ($36,428,451,187)       26 ($377,717,104)        2,308 ($724,424,345)

Roger F. Testin                        88 ($36,428,451,187)       26 ($377,717,104)        2,308 ($724,424,345)

John Gambla                              5 ($255,425,592)          4 ($94,628,417)                 N/A

Rob A. Guttschow                         5 ($255,425,592)          4 ($94,628,417)                 N/A

      Conflicts. None of the accounts managed by the Investment Committee pay an advisory fee that is based upon the performance of the account. In addition, First Trust believes that there are no material conflicts of interest that may arise in connection with the Investment Committee's management of the Funds' investments and the investments of the other accounts managed by the Investment Committee. However, because the investment strategy of the Funds and the investment strategies of many of the other accounts managed by the Investment Committee are based on fairly mechanical investment processes, the Investment Committee may recommend that certain clients sell and other clients buy a given security at the same time. In addition, because the investment strategies of the Funds and other accounts managed by the Investment Committee generally result in the clients investing in readily available securities, First Trust believes that there should not be material conflicts in the allocation of investment opportunities between the Funds and other accounts managed by the Investment Committee.

                             BROKERAGE ALLOCATIONS

      First Trust is responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds' securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of First Trust to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to First Trust and its clients. The best price to a Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers and, on occasion, the issuers. Commissions will be paid on a Fund's futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Funds may pay markups on principal transactions. In selecting broker-dealers and in negotiating commissions, First Trust considers, among other things, the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. Fund portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of shares.

      Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Such brokerage and research services are often referred to as "soft dollars." First Trust has advised the Board of Trustees that it does not currently intend to use soft dollars.

      Notwithstanding the foregoing, in selecting brokers, First Trust may in the future consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if First Trust determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to First Trust or the Trust. In addition, First Trust must determine that the research information received in this manner provides the Funds with benefits by supplementing the research otherwise available to the Funds. The Investment Management Agreement provides that such higher commissions will not be paid by the Funds unless the Advisor determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Funds to First Trust under the Investment Management Agreement would not be reduced as a result of receipt by First Trust of research services.

      First Trust places portfolio transactions for other advisory accounts advised by it, and research services furnished by firms through which the Funds effect their securities transactions may be used by First Trust in servicing all of its accounts; not all of such services may be used by First Trust in connection with the Funds. First Trust believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds) advised by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, First Trust believes such costs to the Funds will not be disproportionate to the benefits received by the Funds on a continuing basis. First Trust seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Funds and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Funds. In making such allocations between the Funds and other advisory accounts, the main factors considered by First Trust are the respective investment objectives, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

BROKERAGE COMMISSIONS

      The following table sets forth the aggregate amount of brokerage commissions paid by each Fund for the specified periods. The amount of brokerage commissions paid by each Fund were relatively stable for the fiscal period ended September 30, 2014 and the fiscal year ended September 30, 2015.

                                                                                AGGREGATE AMOUNT OF
                                                                               BROKERAGE COMMISSIONS
                                                                               ---------------------

                                                           (FOR THE FISCAL PERIOD FROM
                                                                INCEPTION THROUGH           (FOR THE FISCAL YEAR ENDED
               FUND                    INCEPTION DATE          SEPTEMBER 30, 2014)             SEPTEMBER 30, 2015)
   First Trust High Income ETF        January 6, 2014                $1,588                           $4,625

 First Trust Low Beta Income ETF      January 6, 2014                $1,404                           $3,840

           CUSTODIAN, ADMINISTRATOR, FUND ACCOUNTANT, TRANSFER AGENT,
                   DISTRIBUTOR, INDEX PROVIDERS AND EXCHANGE

      Custodian, Administrator, Fund Accountant and Transfer Agent. Brown Brothers Harriman & Co. ("BBH"), as custodian for the Fund pursuant to a Custodian Agreement, holds the Fund's assets. Also, pursuant to an Administrative Agency Agreement, BBH provides certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions and certain other books and records; acting as liaison with the Fund's independent registered public accounting firm by providing such accountant with various audit-related information with respect to the Fund; and providing other continuous accounting and administrative services. BBH also serves as the Fund's transfer agent pursuant to an Administrative Agency Agreement. BBH is located at 50 Post Office Square, Boston, Massachusetts 02109.

      Pursuant to the Administrative Agency Agreement, the Trust on behalf of the Fund has agreed to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from negligence or willful misconduct in the performance of its duties.

      Pursuant to the Administrative Agency Agreement between BBH and the Trust, the Fund has agreed to pay such compensation as is mutually agreed from time to time and such out-of-pocket expenses as incurred by BBH in the performance of its duties.

      Distributor. First Trust Portfolios L.P., an affiliate of First Trust, is the distributor ("FTP" or the "Distributor") and principal underwriter of the shares of the Funds. Its principal address is 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Fund shares. Shares are continuously offered for sale by the Funds through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading "Creation and Redemption of Creation Unit Aggregations."

      For the fiscal period ended September 30, 2014 and fiscal year ended September 30, 2015, there were no underwriting commissions with respect to the sale of Fund shares, and FTP did not receive compensation on redemptions for the Funds for those years.

      12b-1 Plan. The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan") pursuant to which the Funds may reimburse the Distributor up to a maximum annual rate of 0.25% of their average daily net assets.

      Under the Plan and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. With the exception of the Distributor and its affiliates, no "interested person" of the Trust (as that term is defined in the

1940 Act) and no Trustee of the Trust has a direct or indirect financial interest in the operation of the Plan or any related agreement.

      No fee is currently paid by a Fund under the Plan, and pursuant to a contractual agreement, the Funds will not pay 12b-1 fees any time before January 31, 2017.

      Aggregations. Fund shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority ("FINRA").

      The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days' written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Funds. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

      The Distributor may also enter into agreements with participants that utilize the facilities of the Depository Trust Company (the "DTC Participants"), which have international, operational, capabilities and place orders for Creation Unit Aggregations of Fund shares. Participating Parties (which are participants in the Continuous Net Settlement System of the National Securities Clearing Corporation) shall be DTC Participants.

      Exchange. The only relationship that Nasdaq has with First Trust or the Distributor of the Funds in connection with the Funds is that Nasdaq lists the shares of certain of the Funds and disseminates the intra-day portfolio values of certain Funds pursuant to its listing agreement with the Trust. Nasdaq is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the shares of the Funds or in the determination or calculation of the net asset value of the Funds. Nasdaq has no obligation or liability in connection with the administration, marketing or trading of the Funds.

                ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

      First Trust or its affiliates may from time to time make payments, out of their own resources, to certain financial intermediaries that sell shares of First Trust mutual funds and ETFs ("First Trust Funds") to promote the sales and retention of Fund shares by those firms and their customers. The amounts of these payments vary by intermediary. The level of payments that First Trust is willing to provide to a particular intermediary may be affected by, among other factors, (i) the firm's total assets or Fund shares held in and recent net investments into First Trust Funds, (ii) the value of the assets invested in the First Trust Funds by the intermediary's customers, (iii) redemption rates, (iv) its ability to attract and retain assets, (v) the intermediary's reputation in the industry, (vi) the level and/or type of marketing assistance and educational activities provided by the intermediary, (vii) the firm's level of participation in First Trust Funds' sales and marketing programs, (viii) the firm's compensation program for its registered representatives who sell Fund shares and provide services to Fund shareholders, and (ix) the asset class of the First Trust Funds for which these payments are provided. Such payments are generally asset-based but also may include the payment of a lump sum.

      First Trust may also make payments to certain intermediaries for certain administrative services and shareholder processing services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by First Trust under this category of services may be charged back to a Fund, subject to approval by the Board.

      First Trust and/or its affiliates may make payments, out of its own assets, to those firms as compensation and/or reimbursement for marketing support and/or program servicing to selected intermediaries that are registered as holders or dealers of record for accounts invested in one or more of the First Trust Funds or that make First Trust Fund shares available through certain selected Fund no-transaction fee institutional platforms and fee-based wrap programs at certain financial intermediaries. Program servicing payments typically apply to employee benefit plans, such as retirement plans, or fee-based advisory programs but may apply to retail sales and assets in certain situations. The payments are based on such factors as the type and nature of services or support furnished by the intermediary and are generally asset-based. Services for which an intermediary receives marketing support payments may include, but are not limited to, business planning assistance, advertising, educating the intermediary's personnel about First Trust Funds in connection with shareholder financial planning needs, placement on the intermediary's preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the intermediary. In addition, intermediaries may be compensated for enabling representatives of First Trust and/or its affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other events sponsored by the intermediary. Services for which an intermediary receives program servicing payments typically include, but are not limited to, record keeping, reporting or transaction processing and shareholder communications and other account administration services, but may also include services rendered in connection with Fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. An intermediary may perform program services itself or may arrange with a third party to perform program services. These payments, if any, are in addition to the service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the First Trust Funds out of Fund assets.

      From time to time, First Trust and/or its affiliates, at its expense, may provide other compensation to intermediaries that sell or arrange for the sale of shares of the First Trust Funds, which may be in addition to marketing support and program servicing payments described above. For example, First Trust and/or its affiliates may: (i) compensate intermediaries for National Securities Clearing Corporation networking system services (e.g., shareholder communication, account statements, trade confirmations and tax reporting) on an asset-based or per-account basis; (ii) compensate intermediaries for providing Fund shareholder trading information; (iii) make one time or periodic payments to reimburse selected intermediaries for items such as ticket charges (i.e., fees that an intermediary charges its representatives for effecting transactions in Fund shares) or exchange order, operational charges (e.g., fees that an intermediary charges for establishing a Fund on its trading system) and literature printing and/or distribution costs; (iv) at the direction of a retirement plan's sponsor, reimburse or pay direct expenses of an employee benefit plan that would otherwise be payable by the plan; and (v) provide payments to broker-dealers to help defray their technology or infrastructure costs.

      When not provided for in a marketing support or program servicing agreement, First Trust and/ or its affiliates may also pay intermediaries for enabling First Trust and/or its affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other intermediary employees, client and investor events and other intermediary-sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. These payments may vary depending upon the nature of the event. First Trust and/or its affiliates make payments for such events as it deems appropriate, subject to its internal guidelines and applicable law.

      First Trust and/or its affiliates occasionally sponsor due diligence meetings for registered representatives during which they receive updates on various First Trust Funds and are afforded the opportunity to speak with portfolio managers. Although invitations to these meetings are not conditioned on selling a specific number of shares, those who have shown an interest in First Trust Funds are more likely to be considered. To the extent permitted by their firm's policies and procedures, all or a portion of registered representatives' expenses in attending these meetings may be covered by First Trust and/or its affiliates.

      The amounts of payments referenced above made by First Trust and/or its affiliates could be significant and may create an incentive for an intermediary or its representatives to recommend or offer shares of the First Trust Funds to its customers. The intermediary may elevate the prominence or profile of the First Trust Funds within the intermediary's organization by, for example, placing the First Trust Funds on a list of preferred or recommended funds and/or granting First Trust and/or its affiliates preferential or enhanced opportunities to promote the First Trust Funds in various ways within the intermediary's organization. These payments are made pursuant to negotiated agreements with intermediaries. The payments do not change the price paid by investors for the purchase of a share or the amount a Fund will receive as proceeds from such sales. Furthermore, many of these payments are not reflected in the fees and expenses listed in the fee table section of a Fund's Prospectus because they are not paid by the Fund. The types of payments described herein are not mutually exclusive, and a single intermediary may receive some or all types of payments as described.

      Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. Investors can ask their intermediaries for information about any payments they receive from First Trust and/or its affiliates and the services it provides for those payments. Investors may wish to take intermediary payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

                             ADDITIONAL INFORMATION

      Book Entry Only System. The following information supplements and should be read in conjunction with the Prospectus.

      DTC Acts as Securities Depository for Fund Shares. Shares of the Funds are represented by securities registered in the name of The Depository Trust Company ("DTC") or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

      DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (the "NYSE") and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

      Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of shares.

      Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to a letter agreement between DTC and the Trust, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Funds held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

      Fund distributions shall be made to DTC or its nominee, as the registered holder of all Fund shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Funds as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

      The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

      DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

      Policy Regarding Investment in Other Investment Companies. The Funds will not rely on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act to invest in other investment companies.

                      PROXY VOTING POLICIES AND PROCEDURES

      The Trust has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Funds are voted consistently with the best interests of the Funds.

      The Board has delegated to First Trust the proxy voting responsibilities for the Funds and has directed First Trust to vote proxies consistent with the Funds' best interests. First Trust has engaged the services of ISS Institutional Services, Inc. ("ISS"), to make recommendations to First Trust on the voting of proxies relating to securities held by the Funds. If First Trust manages the assets of a company or its pension plan and any of First Trust's clients hold any securities of that company, First Trust will vote proxies relating to such company's securities in accordance with the ISS recommendations to avoid any conflict of interest.

      First Trust has adopted the ISS Proxy Voting Guidelines. While these guidelines are not intended to be all-inclusive, they do provide guidance on First Trust's general voting policies. The ISS Proxy Voting Guidelines are attached hereto as Exhibit B. Information regarding how the Funds voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request and without charge on the Funds' website at http://www.ftportfolios.com, by calling (800) 621-1675 or by accessing the SEC's website at http://www.sec.gov.

      Quarterly Portfolio Schedule. The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Funds' portfolio holdings with the SEC on Form N-Q. Forms N-Q for the Trust are available on the SEC's website at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Trust's Forms N-Q are available without charge, upon request, by calling (800) 621-1675 or by writing to First Trust Portfolios L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.

      Policy Regarding Disclosure of Portfolio Holdings. The Trust has adopted a policy regarding the disclosure of information about each Fund's portfolio holdings. The Board of Trustees must approve all material amendments to this policy. Each Fund's portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet websites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated each day the NYSE is open for trading via the National Securities Clearing Corporation ("NSCC"). The basket represents one Creation Unit of a Fund. Each Fund's portfolio holdings are also available on the Funds' website at http://www.ftportfolios.com. The Trust, First Trust, FTP and BBH will not disseminate non-public information concerning the Trust.

      Codes of Ethics. In order to mitigate the possibility that the Funds will be adversely affected by personal trading, the Trust, First Trust and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics contain policies restricting securities trading in personal accounts of the officers, Trustees and others who normally come into possession of information on portfolio transactions. Personnel subject to the Codes of Ethics may invest in securities that may be purchased or held by the Funds; however, the Codes of Ethics require that each transaction in such securities be reviewed by the Chief Compliance Officer or his or her designee. These Codes of Ethics are on public file with, and are available from, the SEC.

             CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

      Creation. The Trust issues and sells shares of the Funds only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at their net asset value next determined after receipt, on any Business Day (as defined below), of an order in proper form.

      A "Business Day" is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      Deposit of Securities and Deposit or Delivery of Cash. The consideration for purchase of Creation Unit Aggregations of a Fund may consist of (i) cash in lieu of all or a portion of the Deposit Securities, as defined below, and/or
(ii) a designated portfolio of equity securities determined by First Trust--the "Deposit Securities"--per each Creation Unit Aggregation and generally an amount of cash--the "Cash Component"--computed as described below. Together, the Deposit Securities and the Cash Component (including the cash in lieu amount) constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of a Fund.

      The Cash Component is sometimes also referred to as the Balancing Amount. The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between (i) the net asset value of Fund shares (per Creation Unit Aggregation) and (ii) the "Deposit Amount"--an amount equal to the market value of the Deposit Securities and/or cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the net asset value per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the net asset value per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

      The Custodian, through the NSCC (discussed below), makes available on each Business Day, prior to the opening of business of the NYSE (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund.

      Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of a Fund until such time as the next-announced composition of the Deposit Securities is made available.

      The identity and number of shares of the Deposit Securities required for a Fund Deposit for a Fund change as corporate action events are reflected within a Fund from time to time by First Trust with a view to the investment objective of the Fund. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash--i.e., a "cash in lieu" amount--to be added to the Cash Component to replace any Deposit Security that may not be available, that may not be available in sufficient quantity for delivery or which might not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting or other relevant reason. The Trust also reserves the right to permit or require, under certain circumstances, the substitution of a different security in lieu of depositing some or all of the Deposit Securities The adjustments described above will reflect changes known to First Trust on the date of announcement to be in effect by the time of delivery of the Fund Deposit or resulting from certain corporate actions.

      In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, for the current day as well as the Cash Component for the previous Business Day, per outstanding Creation Unit Aggregation of a Fund.

      Procedures for Creation of Creation Unit Aggregations. In order to be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of a Fund, an entity must be a DTC Participant (see the section entitled "Book Entry Only System"), must have executed an agreement with the Distributor and transfer agent, with respect to creations and redemptions of

Creation Unit Aggregations ("Participant Agreement") (discussed below) and must have international operational capabilities. A DTC Participant is also referred to as an "Authorized Participant." Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All Fund shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

      All standard orders to create Creation Unit Aggregations must be received by the transfer agent no later than the closing time of the regular trading session on the NYSE ("Closing Time") (ordinarily 4:00 p.m., Eastern Time) in each case on the date such order is placed in order for the creation of Creation Unit Aggregations to be effected based on the net asset value of shares of the Funds as next determined on such date after receipt of the order in proper form. Subject to the provisions of the applicable Participant Agreement, in the case of custom orders, the order must be received by the transfer agent no later than 3:00 p.m. Eastern Time on the trade date. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available, which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the "Transmittal Date." Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the transfer agent pursuant to procedures set forth in the Participant Agreement, as described below. Severe economic or market disruptions or changes, or telephone or other communications failure may impede the ability to reach the transfer agent or an Authorized Participant.

      All orders from investors who are not Authorized Participants to create Creation Unit Aggregations shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of a Fund have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those persons placing orders should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

      Placement of Creation Orders. Deposit Securities must be delivered to the Trust through DTC or NSCC, subject to and in accordance with the applicable provisions set forth in the Participant Agreement and Deposit Securities which are non-U.S. securities must be delivered to an account maintained at the applicable local subcustodian of the Trust on or before the International Contractual Settlement Date, as defined below all in accordance with the terms of the Participant Agreement. If a Deposit Security is an ADR or similar domestic instrument, it may be delivered to the Custodian. The Authorized

Participant must also pay on or before the International Contractual Settlement Date immediately available or same-day funds estimated by Trust to be sufficient to pay the Cash Component next determined after acceptance of the creation order, together with the applicable Creation Transaction Fee (as defined below) and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. The "International Contractual Settlement Date" is the earlier of (i) the date upon which all of the required Deposit Securities, the Cash Component and any other cash amounts which may be due are delivered to the Funds or (ii) the latest day for settlement on the customary settlement cycle in the jurisdiction(s) where any of the securities of such Fund are customarily traded. Any excess funds will be returned following settlement of the issue of the Creation Unit Aggregation.

      Issuance of Creation Unit Aggregations. A Creation Unit Aggregation will generally not be issued until the transfer of good title to the Trust of the portfolio of Deposit Securities and the payment of the Cash Component, the payment of the Creation Transaction Fee (as defined below) and any other required cash amounts have been completed. When the required Deposit Securities which are U.S. securities have been delivered to the Trust through DTC or NSCC, and each relevant subcustodian confirms to Custodian that the required Deposit Securities which are non-U.S. securities (or, when permitted in the sole discretion of Trust, the cash in lieu thereof) have been delivered to the account of the relevant subcustodian, the Custodian shall notify the Distributor and the transfer agent which, acting on behalf of the Trust, will issue and cause the delivery of the Creation Unit Aggregations. The Trust may in its sole discretion permit or require the substitution of an amount of cash (i.e., a "cash in lieu" amount) to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or for other relevant reasons. If the Distributor, acting on behalf of the Trust, determines that a "cash in lieu" amount will be accepted, the Distributor will notify the Authorized Participant and the transfer agent, and the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the "cash in lieu" amount, with any appropriate adjustments as advised by the Trust as discussed below.

      In the event that an order for a Creation Unit is incomplete because certain or all of the Deposit Securities are missing, the Trust may issue a Creation Unit notwithstanding such deficiency in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by an additional cash deposit (described below) with respect to the undelivered Deposit Securities. To the extent contemplated by the applicable Participant Agreement, Creation Unit Aggregations of the Funds will be issued to such Authorized Participant notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 115% which First Trust may change from time to time of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time, on the contractual settlement date. The Participant Agreement will permit the Funds to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of the collateral.

      Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor with respect to a Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the required Fund Deposit is not delivered; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of the Trust, be unlawful; (vi) acceptance of the Fund Deposit would otherwise have an adverse effect on the Trust, the Fund or the rights of Beneficial Owners; or (vii) circumstances outside the control of the Trust or the Fund make it impossible to process creation orders for all practical purposes. Examples of such circumstances include: acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Fund, the Trust, First Trust, the Distributor, the transfer agent, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process; the imposition by a foreign government or a regulatory body of controls, or other monetary, currency or trading restrictions that directly affect the portfolio securities held; and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits, nor shall any of them incur any liability for the failure to give any such notification.

      All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

      Creation Transaction Fee. Purchasers of Creation Units must pay a creation transaction fee (the "Creation Transaction Fee") that is currently $750. The Creation Transaction Fee is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the Funds' portfolio and the countries in which the transactions are settled. The price for each Creation Unit will equal the daily net asset value per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When a Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

      As discussed above, shares of a Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions including a requirement to maintain on deposit with a Fund cash at least equal to 115% of the market value of the missing Deposit Securities.

      Redemption of Fund Shares in Creation Unit Aggregations. Fund shares may be redeemed only in Creation Unit Aggregations at their net asset value next determined after receipt of a redemption request in proper form by a Fund through the transfer agent and only on a Business Day. A Fund will not redeem shares in amounts less than Creation Unit Aggregations. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit Aggregation in order to have such shares redeemed by the Trust. Shares generally will be redeemed in Creation Unit Aggregations in exchange for a particular portfolio of securities ("Fund Securities"), although the Funds have the right to make redemption payments in cash, in-kind or a combination of each. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur customary brokerage and other costs in connection with assembling a sufficient number of Fund shares to constitute a redeemable Creation Unit Aggregation.

      With respect to the Funds, the Custodian, through the NSCC, makes available prior to the opening of business on the NYSE (currently 9:30 a.m. Eastern Time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

      Unless cash redemptions are available or specified for a Fund (as discussed below), the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities--as announced on the Business Day of the request for redemption received in proper form--plus or minus cash in an amount equal to the difference between the net asset value of the Creation Unit Aggregation being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less the applicable Redemption Transaction Fee as listed below and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. In the event that the Fund Securities have a value greater than the net asset value of the Fund shares, a compensating cash payment equal to the difference plus, the applicable Redemption Transaction Fee and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes is required to be made by or through an Authorized Participant by the redeeming shareholder.

      The right of redemption may be suspended or the date of payment postponed
(i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund or determination of the Fund's net asset value is not reasonably practicable; or (iv) in such other circumstances as are permitted by the SEC.

      Redemption Transaction Fee. Parties redeeming Creation Units must pay a redemption transaction fee (the "Redemption Transaction Fee") that is currently $750. The Redemption Transaction Fee is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in a Fund's portfolio and the countries in which the transactions are settled. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit Aggregation may also be assessed an amount to cover the cost of such services.

      Placement of Redemption Orders. Orders to redeem Creation Unit Aggregations must be delivered through an Authorized Participant that has executed a Participant Agreement. Investors other than APs are responsible for making arrangements for a redemption request to be made through an Authorized Participant. An order to redeem Creation Unit Aggregations of a Fund is deemed received by the Trust on the Transmittal Date if: (i) such order is received by BBH (in its capacity as transfer agent) not later than the Closing Time on the Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of a Fund specified in such order, which delivery must be made through DTC to BBH; and (iii) all other procedures set forth in the Participant Agreement are properly followed.

      Deliveries of Fund Securities to investors are generally expected to be made within three Business Days.

      To the extent contemplated by an Authorized Participant's agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit Aggregation to be redeemed to the Funds' transfer agent, the transfer agent may nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral consisting of cash having a value (marked to market daily) at least equal to 115%, which First Trust may change from time to time, of the value of the missing shares.

      The current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately available funds and shall be held by BBH and marked to market daily, and that the fees of BBH and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. If the Authorized Participant's agreement provides for collateralization, it will permit the Trust, on behalf of the affected Fund, to purchase the missing shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares and the value of the collateral.

      The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered/received upon redemption will be made by BBH according to the procedures set forth in this SAI under "Determination of Net Asset Value" computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to BBH by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of shares of the Fund are delivered to BBH prior to the specified time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by BBH on such Transmittal Date. If, however, a redemption order is submitted to BBH by a DTC Participant not later than the Closing Time on the Transmittal Date but either

(i) the requisite number of shares of the relevant Fund are not delivered by the specified time, as described above, on such Transmittal Date, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day that such order is deemed received by the Trust, i.e., the Business Day on which the shares of the Fund are delivered through DTC to BBH by the specified time on such Business Day pursuant to a properly submitted redemption order.

      If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Fund shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the net asset value of its Fund shares based on the net asset value of shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charges for requested cash redemptions specified above, to offset the Trust's brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer cash in lieu of some securities added to the Cash Redemption Amount, but in no event will the total value of the securities delivered and the cash transmitted differ from the net asset value.

      Redemptions of Fund shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Fund shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

      Because the portfolio securities of the Funds may trade on the relevant exchange(s) on days that the listing exchange for a Fund is closed or are otherwise not Business Days for such Fund, shareholders may not be able to redeem their shares of such Fund, or purchase and sell shares of such Fund on the listing exchange for a Fund, on days when the net asset value of such Fund could be significantly affected by events in the relevant foreign markets.

                              FEDERAL TAX MATTERS

      This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Funds. This section is current as of the date of the SAI. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

      This federal income tax summary is based in part on the advice of counsel to the Funds. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Funds. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.

      As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.

      Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

      To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, each Fund must, among other things,
(i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in certain publicly traded partnerships; (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of each Fund's assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of each Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which a Fund controls which are engaged in the same, similar or related trades or businesses, or the securities of one or more of certain publicly traded partnerships; and (iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.

      As a regulated investment company, a Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If a Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, a Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. In order to prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

      Subject to certain reasonable cause and de minimis exceptions, if a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

DISTRIBUTIONS

      Dividends paid out of a Fund's investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. However, certain ordinary income distributions received from a Fund may be taxed at capital gains tax rates. In particular, ordinary income dividends received by an individual shareholder from a regulated investment company such as each of the Funds are generally taxed at the same rates that apply to net capital gain, provided that certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by a Fund itself. Dividends received by a Fund from REITs and foreign corporations are qualifying dividends eligible for this lower tax rate only in certain circumstances. A Fund will provide notice to its shareholders of the amount of any distributions that may be taken into account as a dividend which is eligible for the capital gains tax rates. A Fund cannot make any guarantees as to the amount of any distribution which will be regarded as a qualifying dividend.

      Income from a Fund may also be subject to a 3.8% "Medicare tax." This tax generally applies to net investment income if the taxpayer's adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

      A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from a Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Funds from certain domestic corporations may be reported by a Fund as being eligible for the dividends received deduction.

      Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly reported as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a tax basis in each such share equal to the value of a share of a Fund on the reinvestment date. A distribution of an amount in excess of a Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

      Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the value of those shares.

SALE OR EXCHANGE OF FUND SHARES

      Upon the sale or other disposition of shares of a Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

      Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gain received by the shareholder with respect to such shares.

TAXES ON PURCHASE AND REDEMPTION OF CREATION UNITS

      If a shareholder exchanges equity securities for Creation Units, the shareholder will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the shareholder's aggregate basis in the securities surrendered and the Cash Component paid. If a shareholder exchanges Creation Units for equity securities, then the shareholder will generally recognize a gain or loss equal to the difference between the shareholder's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption

Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position.

NATURE OF FUND'S INVESTMENTS

      Certain of the Funds' investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause a Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions.

FUTURES CONTRACTS AND OPTIONS

      The Funds' transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to a Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out); and (b) may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirements for avoiding excise taxes.

INVESTMENTS IN CERTAIN FOREIGN CORPORATIONS

      If a Fund holds an equity interest in any PFICs, which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. A Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. A Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, a Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, a Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the

4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.

BACKUP WITHHOLDING

      A Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Fund with its correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

NON-U.S. SHAREHOLDERS

      U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ("non-U.S. shareholder") depends on whether the income of a Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder.

      In addition to the rules described in this section concerning the potential imposition of withholding on distributions to non-U.S. persons, distributions to non-U.S. persons that are "financial institutions" may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments, or debt interests in the financial institution held by one or more U.S. persons or the institution is resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury. For these purposes, a "financial institution" means any entity that (i) accepts deposits in the ordinary course of a banking or similar business, (ii) holds financial assets for the account of others as a substantial portion of its business, or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including a futures contract or option) in such securities, partnership interests or commodities. Dispositions of shares by such persons may be subject to such withholding after December 31, 2018.

      Distributions to non-financial non-U.S. entities (other than publicly traded foreign entities, entities owned by residents of U.S. possessions, foreign governments, international organizations, or foreign central banks) will also be subject to a withholding tax of 30% if the entity does not certify that the entity does not have any substantial U.S. owners or provide the name, address and TIN of each substantial U.S. owner. Dispositions of shares by such persons may be subject to such withholding after December 31, 2018.

      Income Not Effectively Connected. If the income from a Fund is not "effectively connected" with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

      Distributions of capital gain dividends and any amounts retained by a Fund which are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Funds may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder's shares of the Funds in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

      Distributions from a Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met.

      In addition, capital gain distributions attributable to gain from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the foreign shareholder to file a United States tax return.

      Income Effectively Connected. If the income from a Fund is "effectively connected" with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Funds.

CAPITAL LOSS CARRY-FORWARD

      Under the Regulated Investment Company Modernization Act of 2010 (the "RIC Modernization Act"), net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. At September 30, 2015, the Funds had net capital losses for federal income tax purposes as shown in the table below. To the extent that these loss carry-forwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carry-forwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

             --------------------------- ----------------
                        FUND               CAPITAL LOSS
                                            AVAILABLE
             --------------------------- ----------------
              First Trust High Income        $41,359
                        ETF
             --------------------------- ----------------
                First Trust Low Beta         $41,882
                     Income ETF
             --------------------------- ----------------

OTHER TAXATION

      Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Funds.

                        DETERMINATION OF NET ASSET VALUE

      The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Net Asset Value."

      The per-share net asset value of a Fund is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding. Under normal circumstances, daily calculation of the net asset value will utilize the last closing sale price of each security held by a Fund at the close of the market on which such security is principally listed. In determining net asset value, portfolio securities for a Fund for which accurate market quotations are readily available will be valued by the Fund accounting agent as follows:

            (1) Common stocks and other equity securities listed on any national or foreign exchange other than Nasdaq and the London Stock Exchange Alternative Investment Market ("AIM") will be valued at the last sale price on the exchange on which they are principally traded, or the official closing price for Nasdaq and AIM securities. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the Business Day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

            (2) Shares of open-end mutual funds are valued at fair value which is based on NAV per share.

            (3) Securities traded in the OTC market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

            (4) Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, they will be fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. OTC options and futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

            (5) Forward foreign currency contracts are fair valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the 30, 60, 90 and 180-day forward rates provided by a pricing service or by certain independent dealers in such contracts.

      In addition, the following types of securities will be fair valued by the Fund accounting agent as follows:

            (1) Fixed-income securities, interest rate swaps, credit default swaps, total return swaps, currency swaps, currency-linked notes, credit-linked notes and other similar instruments will be fair valued using a pricing service.

            (2) Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

            (i) the credit conditions in the relevant market and changes thereto;

            (ii) the liquidity conditions in the relevant market and changes thereto;

            (iii) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

            (iv) issuer-specific conditions (such as significant credit deterioration); and

            (v) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing

                  Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

            (3) Repurchase agreements will be valued as follows. Overnight repurchase agreements will be fair valued at amortized cost when it represents the best estimate of fair value. Term repurchase agreements (i.e., those whose maturity exceeds seven days) will be fair valued by the Advisor's Pricing Committee at the average of the bid quotations obtained daily from at least two recognized dealers.

      If the Advisor's Pricing Committee has reason to question the accuracy or reliability of a price supplied or the use of the amortized cost methodology, the Advisor's Pricing Committee shall determine if "it needs to fair value" such portfolio security pursuant to established valuation procedures. From time to time, the Advisor's Pricing Committee will request that the Fund accounting agent submit price challenges to a pricing service, usually in response to any updated broker prices received.

      Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include but are not limited to, restricted securities (securities that may not be publicly sold without registration under the 1933 Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of Fund net asset value (as may be the case in foreign markets on which the security is primarily traded) or is likely to make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. Fair value prices represent any prices not considered market value prices and are either obtained from a pricing service or are determined by the Advisor's Pricing Committee. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from pricing services. If no market price or official close price is available from either a pricing service or no quotations are available from one or more brokers or if the Advisor's Pricing Committee has reason to question the reliability or accuracy of a price supplied or the use of amortized cost, the value of any portfolio security held by a Fund for which reliable market prices/quotations are not readily available will be determined by the Advisor's Pricing Committee in a manner that most appropriately reflects fair market value of the security on the valuation date, based on a consideration of all available information. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchange.

      Because foreign markets may be open on different days than the days during which a shareholder may purchase the shares of a Fund, the value of a Fund's investments may change on the days when shareholders are not able to purchase the shares of the Fund. For foreign securities, if an extraordinary market event occurs between the time the last "current" market quotation is available for a security in a Fund's portfolio and the time the Fund's net asset value is determined and calls into doubt whether that earlier market quotation represents fair value at the time the Fund's net asset value is determined, the Fund accounting agent will immediately notify the Advisor's Pricing Committee and the Advisor's Pricing Committee shall determine the fair valuation. For foreign securities, the Advisor's Pricing Committee may seek to determine the "fair value" of such securities by retaining a pricing service to determine the value of the securities.

      Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as provided by a pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation.

                          DIVIDENDS AND DISTRIBUTIONS

      The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Dividends, Distributions and Taxes."

      General Policies. Dividends from net investment income of a Fund, if any, are declared and paid monthly. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of such Fund as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income.

      Dividends and other distributions of Fund shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Funds.

      Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds for reinvestment of their dividend distributions. Beneficial Owners should contact their brokers in order to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of each Fund purchased in the secondary market.

                           MISCELLANEOUS INFORMATION

      Counsel. Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, is counsel to the Trust.

      Independent Registered Public Accounting Firm. Deloitte & Touche LLP, 111 South Wacker Drive, Chicago, Illinois 60606, serves as the Funds' independent registered public accounting firm. The firm audits each Fund's financial statements and performs other related audit services.

                              FINANCIAL STATEMENTS

      The audited financial statements and notes thereto for the Funds, contained in the Annual Report to Shareholders dated September 30, 2015, are incorporated by reference into this Statement of Additional Information and have been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report also appears in the Annual Report and are also incorporated by reference herein. No other parts of the Annual Report are incorporated by reference herein. The Annual Report is available without charge by calling (800) 621-1675 or by visiting the SEC's website at http://www.sec.gov.

                         EXHIBIT A - PRINCIPAL HOLDERS

               FUND                 NAME AND ADDRESS OF OWNER                                    PERCENTAGE OF
                                                                                               RECORD OWNERSHIP
First Trust High Income ETF
                                    Pershing, L.L.C.(1)                                             33.06%
                                    Schwab (Charles) & Co., Inc.(2)                                 24.60%
                                    National Financial Services, LLC(3)                              9.10%
                                    LPL Financial Corp.(4)                                           8.09%
                                    TD Ameritrade Clearing Inc.(5)                                   8.04%
                                    J.P. Morgan Clearing Corp.(6)                                    6.02%
                                    RBC Capital Markets(7)                                           5.79%
First Low Beta Income ETF
                                    J.P. Morgan Clearing Corp.                                      38.51%
                                    Knight Execution and Clearing Services(8)                       13.93%
                                    J.P. Morgan Clearing Corp.                                      13.26%
                                    Pershing, L.L.C.                                                 8.81%
                                    LPL Financial Corp.                                              5.68%
                                    National Financial Services, LLC                                 5.53%

1  One Pershing Plaza, Jersey City, New Jersey  07399
2  2423 E. Lincoln Drive, Phoenix, Arizona  85016
3  499 Washington Boulevard, Jersey City, New Jersey  07310
4  9785 Towne Centre Drive, San Diego, California  92121
5  1005 N. Ameritrade Place, Bellevue, Nebraska  68005
6  3 Chase Metrotech Center, Brooklyn, New York  11245
7  60 S. 6th Street, P09, Minneapolis, Minnesota  55402
8  545 Washington Boulevard, Jersey City, New Jersey  07310

                      EXHIBIT B - PROXY VOTING GUIDELINES



                                                                             ISS



United States
Concise Proxy Voting Guidelines
--------------------------------------------------------------------------------
2015 Benchmark Policy Recommendations



EFFECTIVE FOR MEETINGS ON OR AFTER FEBRUARY 1, 2015

PUBLISHED JANUARY 7, 2015

ISS                                    2015 U.S. Concise Proxy Voting Guidelines
--------------------------------------------------------------------------------

 THE POLICIES CONTAINED HEREIN ARE A SAMPLING OF SELECT, KEY U.S. PROXY VOTING
         GUIDELINES AND ARE NOT EXHAUSTIVE. A FULL LISTING OF ISS' 2015
                    PROXY VOTING GUIDELINES CAN BE FOUND AT:
      HTTP://WWW.ISSGOVERNANCE.COM/POLICY-GATEWAY/2015-POLICY-INFORMATION


ROUTINE/MISCELLANEOUS

AUDITOR RATIFICATION

GENERAL RECOMMENDATION: Vote for proposals to ratify auditors unless any of the following apply:

      o An auditor has a financial interest in or association with the company, and is therefore not independent;

      o There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position;

      o Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

      o   Fees for non-audit services ("Other" fees) are excessive.

Non-audit fees are excessive if:

      o Non-audit ("other") fees > audit fees + audit-related fees + tax compliance/preparation fees


BOARD OF DIRECTORS:

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

GENERAL RECOMMENDATION: Generally vote for director nominees, except under the following circumstances:

1.    ACCOUNTABILITY

Vote against(1) or withhold from the entire board of directors (except new nominees(2), who should be considered case-by-case) for the following:


--------
1 In general, companies with a plurality vote standard use "Withhold" as the contrary vote option in director elections; companies with a majority vote standard use "Against". However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

2 A "new nominee" is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a "new nominee" if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

Problematic Takeover Defenses

      Classified Board Structure:

      1.1. The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

      Director Performance Evaluation:

      1.2. The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company's four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company's five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

              o   A classified board structure;

              o   A supermajority vote requirement;

              o Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;

              o   The inability of shareholders to call special meetings;

              o   The inability of shareholders to act by written consent;

              o   A dual-class capital structure; and/or

              o   A non-shareholder-approved poison pill.

      Poison Pills:

      1.3. The company's poison pill has a "dead-hand" or "modified dead-hand" feature. Vote against or withhold from nominees every year until this feature is removed;

      1.4. The board adopts a poison pill with a term of more than 12 months ("long-term pill"), or renews any existing pill, including any "short-term" pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote against or withhold votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

      1.5. The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote case-by-case on all nominees if:

      1.6. The board adopts a poison pill with a term of 12 months or less ("short-term pill") without shareholder approval, taking into account the following factors:

              o The date of the pill's adoption relative to the date of the next meeting of shareholders--i.e., whether the company had time to put the pill on the ballot for shareholder ratification given the circumstances;

              o   The issuer's rationale;

              o   The issuer's governance structure and practices; and

              o   The issuer's track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

      1.7. The non-audit fees paid to the auditor are excessive (see discussion under "Auditor Ratification");

      1.8. The company receives an adverse opinion on the company's financial statements from its auditor; or

      1.9. There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee, and potentially the full board, if:

      1.10. Poor accounting practices are identified that rise to a level of serious concern, such as: fraud, misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company's efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee, and potentially the full board, if:

      1.11. There is a significant misalignment between CEO pay and company performance (pay for performance);

      1.12. The company maintains significant problematic pay practices;

      1.13. The board exhibits a significant level of poor communication and responsiveness to shareholders;

      1.14. The company fails to submit one-time transfers of stock options to a shareholder vote; or

      1.15. The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

      1.16. The company's previous say-on-pay received the support of less than 70 percent of votes cast, taking into account:

              o   The company's response, including:

                  - Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

                  - Specific actions taken to address the issues that contributed to the low level of support;

                  -   Other recent compensation actions taken by the company;

              o   Whether the issues raised are recurring or isolated;

              o   The company's ownership structure; and

              o Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Unilateral Bylaw/Charter Amendments

      1.17. Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors, as applicable:

              o The board's rationale for adopting the bylaw/charter amendment without shareholder ratification;

              o Disclosure by the company of any significant engagement with shareholders regarding the amendment;

              o The level of impairment of shareholders' rights caused by the board's unilateral amendment to the bylaws/charter;

              o The board's track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;

              o   The company's ownership structure;

              o   The company's existing governance provisions;

              o Whether the amendment was made prior to or in connection with the company's initial public offering;

              o The timing of the board's amendment to the bylaws/charter in connection with a significant business development;

              o Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

      1.18. Material failures of governance, stewardship, risk oversight(3), or fiduciary responsibilities at the company;

      1.19. Failure to replace management as appropriate; or

      1.20. Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.    RESPONSIVENESS

Vote case-by-case on individual directors, committee members, or the entire board of directors, as appropriate, if:

      2.1. The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:

              o Disclosed outreach efforts by the board to shareholders in the wake of the vote;

              o Rationale provided in the proxy statement for the level of implementation;

              o   The subject matter of the proposal;

              o The level of support for and opposition to the resolution in past meetings;

              o Actions taken by the board in response to the majority vote and its engagement with shareholders;

              o The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

              o   Other factors as appropriate.

      2.2. The board failed to act on takeover offers where the majority of shares are tendered;

      2.3. At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;

      2.4. The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency; or

      2.5. The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

              o The board's rationale for selecting a frequency that is different from the frequency that received a plurality;

              o   The company's ownership structure and vote results;

              o ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices; and

              o The previous year's support level on the company's say-on-pay proposal.


--------
3 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

3.    COMPOSITION

Attendance at Board and Committee Meetings:

      3.1. Generally vote against or withhold from directors (except new nominees, who should be considered case-by-case(4)) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

              o   Medical issues/illness;

              o   Family emergencies; and

              o Missing only one meeting (when the total of all meetings is three or fewer).

      3.2. If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors:

Vote against or withhold from individual directors who:

      3.3.  Sit on more than six public company boards; or

      3.4. Are CEOs of public companies who sit on the boards of more than two public companies besides their own--withhold only at their outside boards(5).


4. INDEPENDENCE

Vote against or withhold from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

      4.1. The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

      4.2. The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

      4.3. The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

      4.4.  Independent directors make up less than a majority of the directors.


--------
4 For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

5 Although all of a CEO's subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)

GENERAL RECOMMENDATION: Generally vote for shareholder proposals requiring that the chairman's position be filled by an independent director, taking into consideration the following:

      o   The scope of the proposal;

      o   The company's current board leadership structure;

      o   The company's governance structure and practices;

      o   Company performance; and

      o   Any other relevant factors that may be applicable.

PROXY ACCESS

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

GENERAL RECOMMENDATION: Vote case-by-case on proposals to enact proxy access, taking into account, among other factors:

      o   Company-specific factors; and

      o   Proposal-specific factors, including:

            - The ownership thresholds proposed in the resolution (i.e., percentage and duration);

            - The maximum proportion of directors that shareholders may nominate each year; and

            - The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

PROXY CONTESTS--VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

GENERAL RECOMMENDATION: Vote case-by-case on the election of directors in contested elections, considering the following factors:

      o Long-term financial performance of the target company relative to its industry;

      o   Management's track record;

      o   Background to the proxy contest;

      o   Nominee qualifications and any compensatory agreements;

      o Strategic plan of dissident slate and quality of critique against management;

      o Likelihood that the proposed goals and objectives can be achieved (both slates);

      o   Stock ownership positions.

When the addition of shareholder nominees to the management card ("proxy access nominees") results in a number of nominees on the management card which exceeds the number of seats available for election, vote case-by-case considering the same factors listed above.

1.    SHAREHOLDER RIGHTS & DEFENSES

LITIGATION RIGHTS (INCLUDING EXCLUSIVE VENUE AND FEE-SHIFTING BYLAW PROVISIONS)

Bylaw provisions impacting shareholders' ability to bring suit against the company may include exclusive venue provisions, which provide that the state of incorporation shall be the sole venue for certain types of litigation, and fee-shifting provisions that require a shareholder who sues a company unsuccessfully to pay all litigation expenses of the defendant corporation.

GENERAL RECOMMENDATION: Vote case-by-case on bylaws which impact shareholders' litigation rights, taking into account factors such as:

      o   The company's stated rationale for adopting such a provision;

      o Disclosure of past harm from shareholder lawsuits in which plaintiffs were unsuccessful or shareholder lawsuits outside the jurisdiction of incorporation;

      o The breadth of application of the bylaw, including the types of lawsuits to which it would apply and the definition of key terms; and

      o Governance features such as shareholders' ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against bylaws that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., in cases where the plaintiffs are partially successful).

Unilateral adoption by the board of bylaw provisions which affect shareholders' litigation rights will be evaluated under ISS' policy on Unilateral Bylaw/Charter Amendments.

CAPITAL/RESTRUCTURING

COMMON STOCK AUTHORIZATION

GENERAL RECOMMENDATION: Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

      o   Past Board Performance:

          -   The company's use of authorized shares during the last three years

      o   The Current Request:

          - Disclosure in the proxy statement of the specific purposes of the proposed increase;

          - Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

          - The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

PREFERRED STOCK AUTHORIZATION

GENERAL RECOMMENDATION: Vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote case-by-case on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

      o   Past Board Performance:

          - The company's use of authorized preferred shares during the last three years;

      o   The Current Request:

          - Disclosure in the proxy statement of the specific purposes for the proposed increase;

          - Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

          - In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and

          - Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

MERGERS AND ACQUISITIONS

GENERAL RECOMMENDATION: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

      o Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

      o Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

      o Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

      o Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

      o Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

      o Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

      1. Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

      2. Avoid arrangements that risk "pay for failure": This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

      3. Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

      4. Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

      5. Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers' pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

ADVISORY VOTES ON EXECUTIVE COMPENSATION--MANAGEMENT PROPOSALS (MANAGEMENT SAY-ON-PAY)

GENERAL RECOMMENDATION: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Management
Say-on-Pay--MSOP) if:

      o There is a significant misalignment between CEO pay and company performance (pay for performance);

      o   The company maintains significant problematic pay practices;

      o The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

      o There is no MSOP on the ballot, and an against vote on an MSOP is warranted due to a pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

      o The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

      o The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

      o   The situation is egregious.

PRIMARY EVALUATION FACTORS FOR EXECUTIVE PAY

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 or Russell 3000E Indices(6), this analysis considers the following:

      1.    Peer Group(7) Alignment:

              o The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.

              o The multiple of the CEO's total pay relative to the peer group median.

      2. Absolute Alignment - the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years - i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

      o   The ratio of performance- to time-based equity awards;

      o   The overall ratio of performance-based compensation;

      o   The completeness of disclosure and rigor of performance goals;

      o   The company's peer group benchmarking practices;

      o Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

      o Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

      o   Realizable pay(9) compared to grant pay; and

      o   Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

      o Problematic practices related to non-performance-based compensation elements;

      o   Incentives that may motivate excessive risk-taking; and

      o   Options Backdating.


--------
6 The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.

7 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company's selected peers' GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market cap bucket that is reflective of the company's. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.

8 Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.

9   ISS research reports include realizable pay for S&P 1500 companies.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

      o Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

      o Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

      o   New or extended agreements that provide for:

          - CIC payments exceeding 3 times base salary and average/target/most recent bonus;

          - CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);

          - CIC payments with excise tax gross-ups (including "modified" gross-ups).

Incentives that may Motivate Excessive Risk-Taking

      o   Multi-year guaranteed bonuses;

      o A single or common performance metric used for short- and long-term plans;

      o   Lucrative severance packages;

      o   High pay opportunities relative to industry peers;

      o   Disproportionate supplemental pensions; or

      o Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between "sloppy" plan administration versus deliberate action or fraud:

      o Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

      o   Duration of options backdating;

      o   Size of restatement due to options backdating;

      o Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

      o Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board's responsiveness to investor input and engagement on compensation issues:

      o Failure to respond to majority-supported shareholder proposals on executive pay topics; or

      o Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

          -   The company's response, including:

              o Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

              o Specific actions taken to address the issues that contributed to the low level of support;

              o   Other recent compensation actions taken by the company;

          -   Whether the issues raised are recurring or isolated;

          -   The company's ownership structure; and

          - Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

EQUITY-BASED AND OTHER INCENTIVE PLANS

GENERAL RECOMMENDATION: Vote case-by-case on certain equity-based compensation plans(10) depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an "equity plan scorecard" (EPSC) approach with three pillars:

      o Plan Cost: The total estimated cost of the company's equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

            - SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and

            - SVT based only on new shares requested plus shares remaining for future grants.

      o   Plan Features:

            - Automatic single-triggered award vesting upon a change in control (CIC);

            -   Discretionary vesting authority;

            -   Liberal share recycling on various award types;

            -   Lack of minimum vesting period for grants made under the plan.

      o   Grant Practices:

            - The company's three year burn rate relative to its industry/market cap peers;

            - Vesting requirements in most recent CEO equity grants (3-year look-back);

            - The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);

            - The proportion of the CEO's most recent equity grants/awards subject to performance conditions;

            -   Whether the company maintains a claw-back policy;

            - Whether the company has established post exercise/vesting share-holding requirements.

------

10 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following egregious factors apply:

      o Awards may vest in connection with a liberal change-of-control definition;

      o The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it - for NYSE and Nasdaq listed companies -- or by not prohibiting it when the company has a history of repricing - for non-listed companies);

      o The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or

      o Any other plan features are determined to have a significant negative impact on shareholder interests.

SOCIAL/ENVIRONMENTAL ISSUES

GLOBAL APPROACH

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

GENERAL RECOMMENDATION: Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and, in addition, the following will also be considered:

      o If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

      o If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

      o Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;

      o The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

      o If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

      o If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

CLIMATE CHANGE/GREENHOUSE GAS (GHG) EMISSIONS

GENERAL RECOMMENDATION: Generally vote for resolutions requesting that a company disclose information on the impact of climate change on its operations and investments, considering:

      o Whether the company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

      o The company's level of disclosure is at least comparable to that of industry peers; and

      o There are no significant controversies, fines, penalties, or litigation associated with the company's environmental performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

      o The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

      o The company's level of disclosure is comparable to that of industry peers; and

      o There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

      o Whether the company provides disclosure of year-over-year GHG emissions performance data;

      o   Whether company disclosure lags behind industry peers;

      o   The company's actual GHG emissions performance;

      o The company's current GHG emission policies, oversight mechanisms, and related initiatives; and

      o Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

POLITICAL ACTIVITIES

LOBBYING

GENERAL RECOMMENDATION: Vote case-by-case on proposals requesting information on a company's lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

      o The company's current disclosure of relevant lobbying policies, and management and board oversight;

      o The company's disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and

      o Recent significant controversies, fines, or litigation regarding the company's lobbying-related activities.

POLITICAL CONTRIBUTIONS

GENERAL RECOMMENDATION: Generally vote for proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities, considering:


      o The company's policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;

      o The company's disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and

      o Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

POLITICAL TIES

GENERAL RECOMMENDATION: Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

      o There are no recent, significant controversies, fines, or litigation regarding the company's political contributions or trade association spending; and

      o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.





This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

                                  APPENDIX II

        First Trust Dividend and Income Fund Financial Statements dated
              November 30, 2015 as included in its Annual Report.

            Only the financial statements included therein shall be
                       incorporated herein by reference.


FIRST TRUST

                                 ANNUAL REPORT
                               FOR THE YEAR ENDED
                               NOVEMBER 30, 2015

                                  FIRST TRUST
                                  Dividend and
                                     Income
                                      Fund
                                     (FAV)

      Chartwell Investment Partners
------------------------------------------
Institutional and Private Asset Management

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                                 ANNUAL REPORT
                               NOVEMBER 30, 2015

Shareholder Letter..........................................................   1
At a Glance.................................................................   2
Portfolio Commentary........................................................   3
Portfolio of Investments....................................................   6
Statement of Assets and Liabilities.........................................  14
Statement of Operations.....................................................  15
Statements of Changes in Net Assets.........................................  16
Statement of Cash Flows.....................................................  17
Financial Highlights........................................................  18
Notes to Financial Statements...............................................  19
Report of Independent Registered Public Accounting Firm.....................  26
Additional Information......................................................  27
Board of Trustees and Officers..............................................  32
Privacy Policy..............................................................  34


                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Chartwell Investment Partners, LLC ("Chartwell" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Dividend and Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's web page at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of First Trust and Chartwell are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filing.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

               FIRST TRUST DIVIDEND AND INCOME FUND (FAV) ANNUAL
                        LETTER FROM THE CHAIRMAN AND CEO
                               NOVEMBER 30, 2015


Dear Shareholders:

Thank you for your investment in First Trust Dividend and Income Fund (the "Fund").

First Trust Advisors L.P. ("First Trust") is pleased to provide you with the annual report which contains detailed information about your investment for the 12 months ended November 30, 2015, including a market overview and a performance analysis for the period. We encourage you to read this report and discuss it with your financial advisor.

U.S. markets, fueled by accelerating growth and an accommodating Federal Reserve, enjoyed a prosperous year in 2014. However, most of 2015 has been volatile. Economic and global factors, such as the continued conflict in the Middle East, a sharp decline in oil prices and terrorism around the world, have impacted U.S. and global markets. Another factor that has weighed upon U.S. markets for most of the year is the fact that many economists had predicted that the Federal Reserve would begin to raise interest rates in 2015, which has still not happened as of November 30, 2015.

As I have written previously, First Trust believes investors should maintain perspective about the markets and have realistic expectations about their investments. Markets will always go up and down, but we believe that having a long-term investment horizon and being invested in quality products can help you reach your goals.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value the relationship and will continue to focus on our disciplined investment approach and long-term perspective to help investors reach their financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
"AT A GLANCE"
AS OF NOVEMBER 30, 2015 (UNAUDITED)

--------------------------------------------------------------------------
FUND STATISTICS
--------------------------------------------------------------------------
Symbol on New York Stock Exchange                                      FAV
Common Share Price                                                   $8.17
Common Share Net Asset Value ("NAV")                                 $9.30
Premium (Discount) to NAV                                           (12.15)%
Net Assets Applicable to Common Shares                         $76,817,555
Current Quarterly Distribution per Common Share (1)                $0.1700
Current Annualized Distribution per Common Share                   $0.6800
Current Distribution Rate on Closing Common Share Price (2)           8.32%
Current Distribution Rate on NAV (2)                                  7.31%
--------------------------------------------------------------------------


-----------------------------------------------
COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
-----------------------------------------------
            Common Share Price        NAV
11/14             $9.19              $10.20
                   9.20               10.25
                   8.87                9.79
                   9.05               10.10
12/14              9.09               10.19
                   9.17               10.12
                   8.94               10.01
                   8.84                9.92
                   8.82                9.88
1/15               8.62                9.65
                   8.80                9.94
                   8.97               10.10
                   8.97               10.16
2/15               9.02               10.16
                   8.91                9.95
                   8.74                9.86
                   8.88               10.08
3/15               8.85                9.97
                   8.80               10.02
                   8.96               10.16
                   8.89               10.16
4/15               8.87               10.07
                   8.84               10.08
                   8.80               10.10
                   8.88               10.15
5/15               8.89               10.16
                   8.64                9.98
                   8.66               10.00
                   8.65               10.04
6/15               8.60               10.01
                   8.48                9.85
                   8.43                9.83
                   8.56                9.94
                   8.21                9.51
7/15               8.23                9.64
                   8.12                9.54
                   8.20                9.62
                   7.84                9.15
8/15               7.81                9.20
                   7.65                8.95
                   7.81                9.10
                   7.81                9.07
9/15               7.72                8.97
                   7.95                9.03
                   8.25                9.32
                   8.33                9.39
                   8.26                9.30
10/15              8.34                9.28
                   8.33                9.39
                   8.06                9.11
                   8.15                9.28
                   8.17                9.32
11/15              8.17                9.30
-----------------------------------------------


--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------
                                                   Average Annual Total Return
                                                  ------------------------------
                                                                     Inception
                                 1 Year Ended     5 Years Ended      (9/20/07)
                                   11/30/15         11/30/15        to 11/30/15
Fund Performance (3)
NAV                                 -1.23%            7.31%             2.06%
Market Value                        -3.79%            3.45%            -0.10%

Index Performance
Russell 1000(R) Value Index         -1.11%           13.47%             4.39%
S&P 500(R) Index                     2.75%           14.40%             6.11%
--------------------------------------------------------------------------------


-------------------------------------------------------
                                            % OF TOTAL
TOP 10 HOLDINGS                            INVESTMENTS
-------------------------------------------------------
General Electric Co.                           3.4%
JPMorgan Chase & Co.                           3.0
Pfizer, Inc.                                   2.8
Wells Fargo & Co.                              2.5
Merck & Co., Inc.                              2.4
Intel Corp.                                    2.0
Microsoft Corp.                                1.8
Medtronic PLC                                  1.8
Chevron Corp.                                  1.7
Philip Morris International, Inc.              1.7
-------------------------------------------------------
                                     Total    23.1%
                                             ======


-------------------------------------------------------
                                               % OF
CREDIT QUALITY (S&P RATINGS)(4)            SENIOR LOANS
-------------------------------------------------------
BBB                                            1.0%
BB+                                            5.2
BB                                             9.3
BB-                                           12.4
B+                                            14.0
B                                             36.0
B-                                             9.1
CCC+                                           7.3
CCC                                            3.7
Privately rated securities                     2.0
-------------------------------------------------------
                                     Total   100.0%
                                             ======


-------------------------------------------------------
                                            % OF TOTAL
SECTOR ALLOCATION                          INVESTMENTS
-------------------------------------------------------
Financials                                    28.4%
Health Care                                   13.8
Consumer Discretionary                        13.5
Energy                                         9.2
Industrials                                    9.2
Consumer Staples                               9.0
Information Technology                         8.8
Telecommunication Services                     3.9
Utilities                                      2.0
Other                                          1.2
Materials                                      1.0
-------------------------------------------------------
                                     Total   100.0%
                                             ======


(1) Most recent distribution paid or declared through 11/30/2015. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 11/30/2015. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(4) Ratings are by Standard & Poor's, except where otherwise noted. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations except for those debt obligations that are only privately rated. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. "NR" indicates no rating. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not the Fund or its shares. Credit ratings are subject to change.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                                 ANNUAL REPORT
                               NOVEMBER 30, 2015


Chartwell Investment Partners, LLC ("Chartwell"), a wholly owned subsidiary of TriState Capital Holdings, Inc., is a research-based equity and fixed-income manager with a disciplined, team-oriented investment process. Chartwell manages the equity component and the options element of the First Trust Dividend and Income Fund's (the "Fund") strategy. First Trust Advisors L.P. ("First Trust") manages the senior loan and leverage component of the Fund's strategy.

                           PORTFOLIO MANAGEMENT TEAM

DOUGLAS W. KUGLER, SENIOR PORTFOLIO MANAGER, CHARTWELL

PETER M. SCHOFIELD, SENIOR PORTFOLIO MANAGER, CHARTWELL

WILLIAM HOUSEY, CFA, SENIOR VICE PRESIDENT, SENIOR PORTFOLIO MANAGER, FIRST
TRUST

SCOTT D. FRIES, CFA, SENIOR VICE PRESIDENT, PORTFOLIO MANAGER, FIRST TRUST


EQUITY MARKET RECAP

The S&P 500(R) Index (the "Index") returned 2.75% (inclusive of dividends) for the 12-month period ended November 30, 2015. Since the two previous fiscal years returned a rather large total of 52%, we had been anticipating a period of relatively muted returns with the possibility of some larger than recent history downdrafts, and the last fiscal year fits that description. The Index started the fiscal year just below an all-time high and for approximately the next six months, it alternated between climbing and falling within a fairly narrow but rising range, culminating in another all-time high on May 21, 2015. From there the market traded sideways for approximately three months. It seemed that the market was slowly coming to grips with the low-growth environment and the fact that the Federal Reserve was likely to raise short-term interest rates for the first time in the last nine years sometime in the fall. But on August 11, 2015, the Chinese government unexpectedly devalued their currency. The markets seemed to accept this without too much angst at first. But as market participants digested that news, the continuing slide in oil prices and mixed economic news, fears of a global economic slowdown began to materialize. Starting on August 20, 2015, and for the next four trading days, the Index fell over 10% taking the Index into "correction" territory (a downward movement of over 10% from recent highs) - something that had not happened in over four years. A good portion of that swift and steep decline was reversed on August 26th and 27th when the Index bounced back by just over 6%. That bounce was brought about by better than expected U.S. economic data and an official with the Federal Reserve making comments that indicated that the start of the "normalization" of short-term interest rates may not be coming in September. From there the Index vacillated a few times due to global growth concerns, but as more data came out that disputed that fear, the Index ground higher and closed on November 30, 2015, 2.4% below its all-time high. Excitement and volatility were not just reserved for the equity markets. Both the energy and interest rate markets saw their share of both during the fiscal year. The price of a barrel of Brent crude went from $73 at the beginning of the fiscal period to $47 to $65 and finally back to $45 at the end of November 2015. This price volatility started with OPEC deciding during a meeting in late November 2014 to not cut their production despite a global over-supply of oil brought on by the development of U.S. Shale Oil Fields. From that point on, any data showing changes in crude oil supply/demand was greeted with a large move in the price of oil. Longer-term interest rates in the U.S. also saw a great deal of volatility. The U.S. 10-year Treasury yield moved from 2.16%, at the beginning of the fiscal period, to 1.64%, then on to 2.48%, before settling in a range between 2.00% and 2.30% before closing at 2.21% at the end of November. The 10-year Treasury yield was buffeted about by the same global growth worries that influenced the equity markets as well as the anticipation of when the first actions from the Federal Reserve may occur and how far they might go in their "normalization" process.

PERFORMANCE SUMMARY - EQUITY COMPONENT

For the 12 months ended November 30, 2015, the Fund's net asset value ("NAV") and market price returns were -1.23% and -3.79%, respectively, on a total return(1) basis. The Russell 1000(R) Value Index returned -1.11% on a total return(1) basis over the same period. The equity portion of the Fund's assets was down 1.32% over the period slightly trailing the Russell 1000(R) Value Index. The covered call options program delivered a slight positive return during the period which was not unexpected given the weak equity returns and volatility during the period. The equity portion of the portfolio is invested in higher-yielding dividend stocks as a way to meet the Fund's primary objective of seeking a high level of current income. This focus on higher-yielding stocks proved to be a headwind this fiscal year. In a study done by Bank of America Merrill Lynch, the two highest yielding quintiles of stocks in the Index underperformed the Index by 4.0% during the period. Within the equity portion of the portfolio, the largest detractor to relative performance was the Energy group with stock selection within the group responsible for the majority of the


-----------------------------
(1) Total return is based on the combination of reinvested dividends, capital gains and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                                 ANNUAL REPORT
                               NOVEMBER 30, 2015


underperformance. The portfolio had exposure to several Master Limited Partnerships (MLPs) which had steep price declines. The severe decline in the price of oil caused both a reduction in earnings estimates and valuations for these holdings. We believe the MLPs that are held by the portfolio are of high quality and their share prices should recover when the energy markets recover. However, we are carefully watching their fundamentals to ensure the appropriateness of continuing those investments. In addition, the portfolio did not hold any refining companies, which generally performed well during the period. Outside of the Energy group, portfolio positioning and stock selection was weak in the Health Care group as the portfolio's pharmaceutical holdings did not perform as well as expected and the portfolio did not hold enough weight in the Health Care Equipment & Services group which was a strong group during the year. On the positive side, stock selection in the Food, Beverage & Tobacco group was very strong and benefited from the takeover of Kraft Foods. Within the Software & Services group, stock selection benefited from what the portfolio did not own, while stock selection in the Retailing and Automobile & Components groups was strong and was aided mostly by stocks that were held by the portfolio.

PERFORMANCE SUMMARY - SENIOR LOAN COMPONENT

The 12-month period ended November 30, 2015 was generally softer for the senior loan market after starting the year off relatively strong. The S&P/LSTA Leveraged Loan Index had a positive return of 1.99% for the six-month period ended May 31, 2015, only to finish with a return of -0.87% for the 12-month period ended November 30, 2015 and as a result, leverage was a detractor to the performance of the Fund. From a credit quality perspective, higher credit-rated issues provided the strongest performance for the period. Higher quality BB-rated issues returned 1.92% in the period, outperforming lower quality B-rated issues' return of -0.92%, and significantly outperforming CCC-rated issues' return of -6.61%. The average price of loans in the market began the period at $97.51, and after peaking at $97.57 at the end of April, loan prices ended the period at $92.63. (Source: S&P/LSTA)

CREDIT QUALITY/DEFAULT RATES

The default rate of the S&P/LSTA Leveraged Loan Index entered the period at 3.33% and hit a 12-month high of 3.99% in January. The higher default rate was primarily driven by the default of Texas Competitive Electric Holdings Co. LLC ("TXU"), an electric utility in the state of Texas. While the default occurred in April of 2014, it remained in the trailing 12-month data. TXU is the largest senior loan debt issuer to default and a large high-yield bond issuer. The trailing 12-month default rate in the senior loan market declined sharply in April 2015, when TXU's default rolled off, and then remained relatively benign, ending the period at 1.47%, which is well below the long-term average for the asset class.

Despite the strength of corporate balance sheets today, the lack of near-term debt maturities, and access to robust capital markets, we believe the default rates for both senior loans and high-yield bonds could drift higher in 2016 driven by lower commodity prices, principally oil, gas, coal and iron ore. However, we believe that increasing corporate defaults will likely be contained within these cyclical commodity sectors and not systemic to the overall market.

SENIOR LOAN MARKET OUTLOOK

While the turmoil in financial markets caused a great deal of concern recently, we believe firmly that this is a correction rather than the beginning of a recession in the U.S. However, we believe that in the near future, there remains a healthy probability that this correction is not yet over and we may indeed see further volatility. The last time U.S. equities declined over 10% (as they did this August) was in 2011. Such a prolonged period of relative stability can sometimes lead to financial market complacency. Generally, corrections are largely technical in nature (rather than fundamental) and can reprice risk, akin to throwing the baby out with the bath water, thereby creating potential opportunities. As such, we view this current correction as a healthy opportunity for patient investors willing to wait for fundamentals to drive returns again. Our outlook for U.S. credit markets including senior bank loans and high-yield bonds is consistent with our prior outlook. We believe the combination of strong technical tailwinds created by global central bank policy, attractive valuations within the credit markets, a below trend default rate environment, modest but healthy economic growth and sound corporate fundamentals provide a firm backdrop for potential returns in the periods ahead. We continue to believe that steadily improving economic data (GDP growth of approximately 2.0%-2.5% and the improved unemployment picture) will provide the Federal Reserve the motivation they require to begin the process of raising interest rates in the near-term.

We believe today's high-yield bond yields (Yield-to-Worst) and spreads over U.S. Treasuries remain attractive at 8.14%, and 640 basis points (bps), respectively, as of November 30, 2015. While weak pricing in energy (oil & gas) and metals/mining commodities (coal & iron ore) may lead to higher defaults within the high-yield bond market, we believe those defaults will likely be contained within those specific sectors, and hence, not necessarily systemic to other

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                                 ANNUAL REPORT
                               NOVEMBER 30, 2015


areas of the market. We have maintained a significant underweight position in energy and metals/mining, which has proven beneficial in the wake of the commodity price declines. Importantly, energy-induced volatility is likely to weigh on the high-yield bond benchmark, which we believe further supports the rationale for active decision making, rather than passive, within the high-yield credit market.

Retail investors have been reducing exposure to senior loans in the wake of declining Treasury yields, while institutional investors have simultaneously embraced senior loans. We believe that with a potential increase in the Federal Funds rate on the horizon, we'll likely begin to see greater demand for senior loans in the coming months from retail investors. Based on current valuations, we believe senior loans, given their senior secured position in the capital structure and floating interest rate, are well positioned as we move through the remainder of 2015 and into 2016. The respite in retail demand has helped to somewhat balance supply and demand within the senior loan market, given reduced new senior loan issuance that resulted from new regulatory constraints that have been placed on banks issuing senior loans. Moreover, as high-yield bond funds suffered redemptions throughout the last few months, we believe they were selling some of their senior loan positions, given how well loans held up relative to the broad high-yield market. This supply has also supported a balanced market.

In summary, we believe that both the high-yield bond and senior loan markets offer compelling opportunities today, principally within an actively managed framework where risk can be appropriately managed. As we evaluate new investment opportunities, decisions will continue to be rooted in our rigorous bottom-up credit analysis and will focus on the opportunities that we believe offer the best risk and reward balance. Despite the many distractions that ebb and flow every quarter, we remain firmly focused on finding value in the high-yield bond and senior loan markets.

EQUITY MARKET AND FUND OUTLOOK

The Index attained an all-time closing high of 2,130.82 on May 21, 2015, and it closed this fiscal year down only 2.4% from that record level. As was stated earlier, the Index was up 52% in the two preceding years and up over 200% from its closing low of 676.53 on March 9, 2009 through November 30, 2015. So is the paltry (by comparison) 2.75% gain this year a respite which will allow the market to advance more strongly in the coming years? We believe that depends on the answers to a myriad of questions that remain unanswered. Some of them are:
How quickly and to what level will the Federal Reserve raise short-term interest rates after its first change to policy in the last nine years? What will be the impact of those hikes (assuming they occur) on the economy? Will the U.S. employment picture continue to improve? What are the not-so-visible impacts of the collapse in oil prices? Will China be able to maneuver through its economic transition? What will happen in the upcoming US elections? There are many other issues which add to the uncertain environment - but these uncertainties can provide positive impetus to stock prices if they are resolved in a market friendly manner. Stock prices have risen the last few years on a combination of the mostly positive resolution of uncertainties, strong earnings growth and increased confidence in the economy's ability to continue to improve coming out of the "Great Recession". Given valuations in the equity markets are above longer-term averages and higher interest rates (which are typically viewed as a headwind to equity valuations) appear to be coming, we believe that earnings growth will have to improve in order for the equity market to move substantially higher. While this earnings growth may prove more difficult than in prior years, we believe that companies have learned how to operate well in the low growth environment that the global economy has been experiencing and that we believe will continue. Absent a global recession, revenues should move higher and companies will continue to be vigilant on controlling costs thereby keeping profit margins at or near current high levels. In addition, we believe that the uptick in mergers and acquisitions will continue as will strong stock repurchases, which should help corporations in their search for earnings growth. Low interest rates have helped facilitate these corporate actions and despite the increase in short-term rates that is expected, we believe rates will remain low enough to continue to drive these actions.

Our position is essentially unchanged. Despite the uncertainties, the economy should continue to grow at a reasonable, but not overly strong rate, and corporate profits should continue to grow as well. This could provide a solid backdrop for the market going forward. However, with valuation of the stock market no longer at the lower end of historical norms, and with earnings growth flattening out, we believe moves higher in the Index will likely be more muted going forward with the increased likelihood of periods of price declines. No matter the outcome of these issues, we will manage the Fund with the dual objectives of generating a high level of current income while seeking capital appreciation over the market cycle.

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 2015

  SHARES                                        DESCRIPTION                                         VALUE
-----------  ---------------------------------------------------------------------------------  --------------
COMMON STOCKS - 82.4%

             AEROSPACE & DEFENSE - 1.5%
     11,500  Honeywell International, Inc. (a)................................................  $    1,195,425
                                                                                                --------------
             AUTOMOBILES - 1.4%
     30,000  General Motors Co................................................................       1,086,000
                                                                                                --------------
             BANKS - 13.5%
     28,000  BB&T Corp. (a)...................................................................       1,081,360
     70,000  F.N.B. Corp......................................................................       1,016,400
     40,000  Fifth Third Bancorp..............................................................         826,800
     43,000  JPMorgan Chase & Co. (a).........................................................       2,867,240
      9,500  M&T Bank Corp....................................................................       1,190,635
     20,000  PacWest Bancorp..................................................................         940,400
     44,000  Wells Fargo & Co. (a)............................................................       2,424,400
                                                                                                --------------
                                                                                                    10,347,235
                                                                                                --------------
             BIOTECHNOLOGY - 2.0%
     26,000  AbbVie, Inc. (a).................................................................       1,511,900
                                                                                                --------------
             CAPITAL MARKETS - 2.3%
     27,500  Charles Schwab (The) Corp........................................................         927,025
     25,000  Invesco Ltd......................................................................         842,250
                                                                                                --------------
                                                                                                     1,769,275
                                                                                                --------------
             CHEMICALS - 0.9%
      7,500  LyondellBasell Industries N.V., Class A..........................................         718,650
                                                                                                --------------
             COMMERCIAL SERVICES & SUPPLIES - 1.1%
     54,000  Covanta Holding Corp.............................................................         872,100
                                                                                                --------------
             CONSUMER FINANCE - 1.3%
     13,500  American Express Co..............................................................         967,140
                                                                                                --------------
             DIVERSIFIED TELECOMMUNICATION SERVICES - 3.6%
     48,700  AT&T, Inc. (a)...................................................................       1,639,729
     25,200  Verizon Communications, Inc. (a).................................................       1,145,340
                                                                                                --------------
                                                                                                     2,785,069
                                                                                                --------------
             ELECTRIC UTILITIES - 1.3%
     30,000  PPL Corp. (a)....................................................................       1,021,200
                                                                                                --------------
             ENERGY EQUIPMENT & SERVICES - 0.6%
     33,500  Noble Corp. PLC..................................................................         444,545
                                                                                                --------------
             FOOD & STAPLES RETAILING - 1.5%
     12,000  CVS Health Corp..................................................................       1,129,080
                                                                                                --------------
             FOOD PRODUCTS - 1.0%
     20,000  B&G Foods, Inc...................................................................         755,600
                                                                                                --------------
             HEALTH CARE EQUIPMENT & SUPPLIES - 2.2%
     22,300  Medtronic PLC (a)................................................................       1,680,082
                                                                                                --------------
             HEALTH CARE PROVIDERS & SERVICES - 1.1%
      9,500  Cardinal Health, Inc.............................................................         825,075
                                                                                                --------------
             HOTELS, RESTAURANTS & LEISURE - 2.7%
     11,500  DineEquity, Inc. (a).............................................................         975,660
     22,000  Six Flags Entertainment Corp. (a)................................................       1,141,800
                                                                                                --------------
                                                                                                     2,117,460
                                                                                                --------------
             INDUSTRIAL CONGLOMERATES - 4.3%
    110,000  General Electric Co. (a).........................................................       3,293,400
                                                                                                --------------


Page 6                  See Notes to Financial Statements

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2015

  SHARES                                        DESCRIPTION                                         VALUE
-----------  ---------------------------------------------------------------------------------  --------------
COMMON STOCKS (CONTINUED)

             INSURANCE - 4.7%
     12,000  ACE, Ltd.........................................................................  $    1,378,200
     23,000  Arthur J. Gallagher & Co.........................................................       1,006,250
     24,500  MetLife, Inc.....................................................................       1,251,705
                                                                                                --------------
                                                                                                     3,636,155
                                                                                                --------------
             IT SERVICES - 1.7%
     15,000  Automatic Data Processing, Inc. (a)..............................................       1,293,900
                                                                                                --------------
             MEDIA - 3.2%
     30,000  Cinemark Holdings, Inc...........................................................       1,041,000
     43,000  National CineMedia, Inc..........................................................         682,410
     40,000  Regal Entertainment Group, Class A (a)...........................................         750,000
                                                                                                --------------
                                                                                                     2,473,410
                                                                                                --------------
             MULTI-UTILITIES - 1.1%
     11,000  DTE Energy Co. (a)...............................................................         885,390
                                                                                                --------------
             OIL, GAS & CONSUMABLE FUELS - 8.6%
     18,000  Chevron Corp. (a)................................................................       1,643,760
     20,500  ConocoPhillips (a)...............................................................       1,108,025
     12,000  Exxon Mobil Corp.................................................................         979,920
     10,000  Occidental Petroleum Corp. (a)...................................................         755,900
     29,800  Royal Dutch Shell PLC, ADR (a)...................................................       1,482,848
     13,200  TOTAL S.A., ADR (a)..............................................................         652,740
                                                                                                --------------
                                                                                                     6,623,193
                                                                                                --------------
             PHARMACEUTICALS - 7.8%
     30,000  AstraZeneca PLC, ADR.............................................................       1,021,500
     42,500  Merck & Co., Inc. (a)............................................................       2,252,925
     82,800  Pfizer, Inc. (a).................................................................       2,713,356
                                                                                                --------------
                                                                                                     5,987,781
                                                                                                --------------
             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.8%
     55,800  Intel Corp. (a)..................................................................       1,940,166
     20,000  Microchip Technology, Inc. (a)...................................................         965,600
                                                                                                --------------
                                                                                                     2,905,766
                                                                                                --------------
             SOFTWARE - 2.3%
     32,000  Microsoft Corp...................................................................       1,739,200
                                                                                                --------------
             SPECIALTY RETAIL - 1.4%
     11,000  L Brands, Inc. (a)...............................................................       1,049,510
                                                                                                --------------
             TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.3%
      8,600  Apple, Inc. (a)..................................................................       1,017,380
                                                                                                --------------
             TOBACCO - 4.2%
     27,000  Altria Group, Inc. (a)...........................................................       1,555,200
     18,800  Philip Morris International, Inc. (a)............................................       1,642,932
                                                                                                --------------
                                                                                                     3,198,132
                                                                                                --------------
             TOTAL COMMON STOCKS..............................................................      63,329,053
             (Cost $64,997,953)                                                                 --------------


                        See Notes to Financial Statements                 Page 7

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2015

  SHARES/
   UNITS                                        DESCRIPTION                                         VALUE
-----------  ---------------------------------------------------------------------------------  --------------
MASTER LIMITED PARTNERSHIPS - 4.2%

             CAPITAL MARKETS - 1.2%
     28,500  Blackstone Group, L.P............................................................  $      890,055
                                                                                                --------------
             OIL, GAS & CONSUMABLE FUELS - 3.0%
     26,000  Alliance Resource Partners, L.P..................................................         445,900
     16,700  Energy Transfer Partners, L.P....................................................         638,107
     25,000  Enterprise Products Partners, L.P................................................         634,750
     18,000  Golar LNG Partners, L.P..........................................................         258,120
     26,000  Teekay Offshore Partners, L.P....................................................         345,540
                                                                                                --------------
                                                                                                     2,322,417
                                                                                                --------------
             TOTAL MASTER LIMITED PARTNERSHIPS................................................       3,212,472
             (Cost $4,628,578)                                                                  --------------

COMMON STOCKS - BUSINESS DEVELOPMENT COMPANIES - 1.3%

             CAPITAL MARKETS - 1.3%
     61,000  Ares Capital Corp................................................................         965,020
             (Cost $1,066,660)                                                                  --------------


 PRINCIPAL                                                                           STATED
   VALUE                         DESCRIPTION                         RATE (b)     MATURITY (c)      VALUE
-----------  ----------------------------------------------------  -------------  ------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS - 25.4%

             AEROSPACE & DEFENSE - 0.2%
$   158,253  DynCorp International, Inc., Term Loan..............      6.25%        07/07/16           150,076
                                                                                                --------------
             AUTO COMPONENTS - 0.1%
    124,217  Gates Global LLC, Initial Dollar Term Loan..........      4.25%        07/06/21           115,885
                                                                                                --------------
             CAPITAL MARKETS - 0.3%
    199,500  American Beacon Advisors, Inc., Term Loan B.........      5.50%        04/30/22           198,503
                                                                                                --------------
             CHEMICALS - 0.2%
     99,000  Emerald Performance Materials LLC, Initial Term Loan
                (First Lien).....................................      4.50%        07/30/21            98,109
     99,500  Ineos US Finance LLC, 2022 Dollar Term Loan.........      4.25%        03/31/22            97,385
                                                                                                --------------
                                                                                                       195,494
                                                                                                --------------
             COMMERCIAL SERVICES & SUPPLIES - 1.4%
     49,625  PSSI (Packers Holdings LLC), Term B Loan............      5.00%        12/02/21            49,377
    396,665  SMG Holdings, Inc., Term Loan (First Lien)..........      4.50%        02/27/20           392,203
    464,824  Southern Graphic, Inc., New Term Loan...............      4.25%        10/17/19           458,818
    196,500  WTG Holdings III Corp. (EWT Holdings III Corp.),
                Term Loan (First Lien)...........................      4.75%        01/15/21           194,289
                                                                                                --------------
                                                                                                     1,094,687
                                                                                                --------------
             CONSUMER FINANCE - 0.3%
    237,292  Walter Investment Management Corp., Tranche B Term
                Loan.............................................      4.75%        12/18/20           205,110
                                                                                                --------------
             CONTAINERS & PACKAGING - 0.1%
     96,344  Anchor Glass Container Corp., Term B Loan...........      4.50%        06/30/22            95,862
                                                                                                --------------
             DIVERSIFIED CONSUMER SERVICES - 1.0%
    230,536  Asurion LLC, Incremental Tranche B-1 Term Loan......      5.00%        05/24/19           216,992
    352,941  Asurion LLC, Term Loan (Second Lien)................      8.50%        03/03/21           310,412
    238,541  Asurion LLC, Incremental Tranche B-4 Term Loan......      5.00%        08/04/22           220,292
                                                                                                --------------
                                                                                                       747,696
                                                                                                --------------


Page 8                  See Notes to Financial Statements

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2015

 PRINCIPAL                                                                           STATED
   VALUE                         DESCRIPTION                         RATE (b)     MATURITY (c)      VALUE
-----------  ----------------------------------------------------  -------------  ------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

             DIVERSIFIED FINANCIAL SERVICES - 1.3%
$   200,000  AlixPartners LLP, Initial Term Loan.................      4.50%        07/28/22    $      198,376
    299,964  Duff & Phelps Corp., Initial Term Loan..............      4.75%        04/23/20           295,090
    500,000  First Data Corp., 2021 Extended Dollar Term Loan....      4.21%        03/24/21           497,970
                                                                                                --------------
                                                                                                       991,436
                                                                                                --------------
             DIVERSIFIED TELECOMMUNICATION SERVICES - 0.3%
    250,000  Level 3 Financing, Inc., Tranche B-II 2022 Term
                Loan.............................................      3.50%        05/31/22           247,375
                                                                                                --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS &
                COMPONENTS - 0.2%
    186,364  Zebra Technologies Corp., Term Loan B...............      4.75%        10/27/21           186,513
                                                                                                --------------
             FOOD & STAPLES RETAILING - 1.3%
    512,883  Albertsons LLC, Term B-4 Loan.......................      5.50%        08/25/21           511,857
    515,022  BJ's Wholesale Club, Inc., New 2013 (November)
                Replacement Loan (First Lien)....................      4.50%        09/26/19           504,078
                                                                                                --------------
                                                                                                     1,015,935
                                                                                                --------------
             FOOD PRODUCTS - 1.3%
  1,000,000  New HB Acquisition LLC, Term B Loan (Second Lien)...      8.50%        08/03/23           993,750
                                                                                                --------------
             HEALTH CARE EQUIPMENT & SUPPLIES - 0.5%
    360,260  Sage Products Holdings III LLC, Term Loan B.........      4.25%        12/13/19           357,335
                                                                                                --------------
             HEALTH CARE PROVIDERS & SERVICES - 1.8%
    324,385  CareCore National LLC, Term Loan....................      5.50%        03/05/21           285,459
     63,819  CHS/Community Health Systems, Inc.,
                2021 Term H Loan.................................      4.00%        01/27/21            62,693
    248,750  Curo Health Services Holdings, Inc., Term B Loan
                (First Lien).....................................      6.50%        02/07/22           247,663
    676,500  Healogics, Inc. (CDRH Parent, Inc.),
                Initial Term Loan (First Lien)...................      5.25%        07/01/21           527,670
     81,670  Heartland Dental Care LLC, Incremental Term Loan....      5.50%        12/21/18            79,220
    225,000  U.S. Renal Care, Inc., Term Loan B,
                Initial Term Loan................................      5.25%        12/31/22           223,312
                                                                                                --------------
                                                                                                     1,426,017
                                                                                                --------------
             HEALTH CARE TECHNOLOGY - 0.2%
    124,396  Healthport Technologies LLC (CT Technologies
                Intermediate Holdings, Inc.), Initial Term
                Loan.............................................      5.25%        12/01/21           122,323
                                                                                                --------------
             HOTELS, RESTAURANTS & LEISURE - 6.5%
    742,514  Amaya Holdings B.V., Initial Term B Loan
                (First Lien).....................................      5.00%        08/01/21           710,727
    641,875  Caesars Growth Partners LLC, Term B Loan
                (First Lien).....................................      6.25%        05/08/21           572,874
    460,737  CityCenter Holdings LLC, Term B Loan................      4.25%        10/16/20           457,397
    162,872  Extended Stay America (ESH Hospitality, Inc.),
                Term Loan........................................      5.00%        06/24/19           163,483
    418,612  Focus Brands, Inc., Refinancing Term Loan
                (First Lien).....................................      4.25%        02/21/18           417,042
    496,250  Norwegian Cruise Lines (NCL Corp.), Term B Loan.....      4.00%        11/19/21           493,977
    321,817  Planet Fitness Holdings LLC, Term Loan..............      4.75%        03/31/21           317,794
    643,500  Portillo's Holdings LLC, Term B Loan (First Lien)...      4.75%        08/02/21           620,978
    750,000  Portillo's Holdings LLC, Second Lien Term Loan......      8.00%        08/01/22           712,500
    212,143  Red Lobster Management LLC, Initial Term Loan
                (First Lien).....................................      6.25%        07/28/21           211,258
    232,416  ROC Finance LLC, Funded Term B Loan.................      5.00%        06/20/19           218,108
    91,081   Station Casinos, Inc., B Term Loan..................      4.25%        03/02/20            90,330
                                                                                                --------------
                                                                                                     4,986,468
                                                                                                --------------
             INSURANCE - 0.7%
    94,987   Amwins Group LLC, Term Loan.........................      5.25%        09/06/19            95,058
    245,555  Confie Seguros Holding II Co., Term B Loan
                (First Lien).....................................      5.75%        11/09/18           245,555
    220,500  USI, Inc. (Compass Investors, Inc.),
                Initial Term Loan................................      4.25%        12/27/19           215,539
                                                                                                --------------
                                                                                                       556,152
                                                                                                --------------


                        See Notes to Financial Statements                 Page 9

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2015

 PRINCIPAL                                                                           STATED
   VALUE                         DESCRIPTION                         RATE (b)     MATURITY (c)      VALUE
-----------  ----------------------------------------------------  -------------  ------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

             IT SERVICES - 0.6%
$   370,313  Interactive Data Corp., Term Loan...................      4.75%        05/02/21    $      369,424
    132,402  Sungard Availability Services Capital, Inc., Term
                Loan B...........................................      6.00%        03/29/19           112,674
                                                                                                --------------
                                                                                                       482,098
                                                                                                --------------
             LIFE SCIENCES TOOLS & SERVICES - 0.9%
    426,750  InVentiv Health, Inc., Term B-4 Loan................      7.75%        05/15/18           423,549
    259,350  Pharmaceutical Product Development, Inc.
                (Jaguar Holding Company II), Initial Term Loan...      4.25%        08/18/22           252,218
                                                                                                --------------
                                                                                                       675,767
                                                                                                --------------
             MACHINERY - 0.4%
    297,750  Douglas Dynamics LLC, Term Loan B...................      5.25%        12/02/21           295,517
                                                                                                --------------
             MEDIA - 1.3%
    496,231  Formula One (Delta 2 Lux S.A.R.L.),
                Facility B3 (USD)................................      4.75%        07/30/21           482,739
    181,188  Media General, Inc., Term Loan B....................      4.00%        07/31/20           179,829
     96,250  Mergermarket USA, Inc., Initial Term Loan...........      4.50%        02/04/21            93,122
    245,963  WME IMG Worldwide, Inc., Term Loan (First Lien).....      5.25%        05/06/21           243,810
                                                                                                --------------
                                                                                                       999,500
                                                                                                --------------
             OIL, GAS & CONSUMABLE FUELS - 0.0%
    100,000  American Energy Marcellus Holdings LLC, Initial Loan
                (First Lien).....................................      5.25%        08/04/20            33,600
                                                                                                --------------
             PHARMACEUTICALS - 0.9%
    397,125  Akorn, Inc., Loan...................................      5.50%        04/16/21           379,751
    195,348  Patheon, Inc. (JLL/Delta Dutch Newco B.V.),
                Initial Dollar Term Loan.........................      4.25%        03/11/21           188,878
     99,250  Valeant Pharmaceuticals International, Inc.,
                Series F-1 Tranche B Term Loan...................      4.00%        04/01/22            93,568
                                                                                                --------------
                                                                                                       662,197
                                                                                                --------------
             PROFESSIONAL SERVICES - 0.9%
    124,372  Advantage Sales & Marketing, Inc., Initial Term Loan
                (First Lien).....................................      4.25%        07/23/21           120,244
    204,193  Information Resources, Inc., Term Loan..............      4.75%        09/30/20           204,108
    344,750  TransUnion LLC, 2015 Term B-2 Loan..................      3.50%        04/09/21           335,614
                                                                                                --------------
                                                                                                       659,966
                                                                                                --------------
             REAL ESTATE INVESTMENT TRUSTS - 0.2%
    174,563  Communication Sales & Leasing, Inc., Term Loan......      5.00%        10/24/22           161,034
                                                                                                --------------
             ROAD & RAIL - 0.3%
     43,735  Kenan Advantage Group, Inc., Term Loan B-2..........      4.00%        07/31/22            43,407
    137,116  Kenan Advantage Group, Inc., Term Loan B1...........      4.00%        07/31/22           136,088
     19,149  Kenan Advantage Group, Inc., Delayed Draw Term 1
                Loan (d).........................................      1.50% (e)    07/31/22            19,005
                                                                                                --------------
                                                                                                       198,500
                                                                                                --------------
             SOFTWARE - 0.8%
    100,000  Blue Coat Systems, Inc., Initial Term Loan..........      4.50%        05/20/22            97,063
    473,889  BMC Software Finance, Inc., Initial US Term Loan....      5.00%        09/10/20           409,715
    114,383  Triple Point Technologies, Inc., Term Loan
                (First Lien).....................................      5.25%        07/10/20            77,208
                                                                                                --------------
                                                                                                       583,986
                                                                                                --------------
             SPECIALTY RETAIL - 1.1%
    490,022  Neiman Marcus Group, Inc., The, Other Term Loan.....      4.25%        10/25/20           457,661
    223,492  PetSmart, Inc., Tranche B-1 Loan....................      4.25%        03/11/22           219,282
    169,924  Serta Simmons Holdings LLC, Term Loan B.............      4.25%        10/01/19           168,809
                                                                                                --------------
                                                                                                       845,752
                                                                                                --------------


Page 10                 See Notes to Financial Statements

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2015

 PRINCIPAL                                                                           STATED
   VALUE                         DESCRIPTION                         RATE (b)     MATURITY (c)      VALUE
-----------  ----------------------------------------------------  -------------  ------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

             TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.3%
$   201,661  Dell, Inc., Term B-2 Loan...........................      4.00%        04/29/20    $      200,473
                                                                                                --------------
             TOTAL SENIOR FLOATING-RATE LOAN INTERESTS........................................      19,485,007
             (Cost $20,320,996)                                                                 --------------


                                                                      STATED         STATED
  SHARES                         DESCRIPTION                           RATE         MATURITY        VALUE
-----------  ----------------------------------------------------  -------------  ------------  --------------
$25 PAR PREFERRED SECURITIES - 3.9%

             BANKS - 1.0%
     31,500  PNC Financial Services Group, Inc., Series Q........      5.38%          (f)              803,250
                                                                                                --------------
             CAPITAL MARKETS - 1.0%
     29,300  Goldman Sachs Group, Inc............................      5.95%          (f)              752,717
                                                                                                --------------
             CONSUMER FINANCE - 1.4%
     42,800  Discover Financial Services, Series B...............      6.50%          (f)            1,119,220
                                                                                                --------------
             MARINE - 0.5%
     14,700  Seaspan Corp., Series D.............................      7.95%          (f)              357,063
                                                                                                --------------
             TOTAL $25 PAR PREFERRED SECURITIES...............................................       3,032,250
             (Cost $2,894,797)                                                                  --------------

$50 PAR PREFERRED SECURITIES - 0.7%

             REAL ESTATE INVESTMENT TRUSTS - 0.7%
     10,000  Weyerhaeuser Co., Series A..........................      6.38%        07/01/16           529,900
             (Cost $541,216)                                                                    --------------

$100 PAR PREFERRED SECURITIES - 0.8%

             DIVERSIFIED TELECOMMUNICATION SERVICES - 0.8%
      6,000  Frontier Communications Corp., Series A.............     11.13%        06/29/18           579,840
             (Cost $601,831)                                                                    --------------


  SHARES                                        DESCRIPTION                                         VALUE
-----------  ---------------------------------------------------------------------------------  --------------
INVESTMENT COMPANIES - 2.3%

             CAPITAL MARKETS - 1.5%
      5,700  SPDR S&P 500 ETF Trust...........................................................       1,189,533
                                                                                                --------------
             OIL, GAS & CONSUMABLE FUELS - 0.8%
     32,300  Kayne Anderson MLP Investment Co.................................................         588,829
                                                                                                --------------
             TOTAL INVESTMENT COMPANIES.......................................................       1,778,362
             (Cost $2,318,377)                                                                  --------------

REAL ESTATE INVESTMENT TRUSTS - 3.8%

             REAL ESTATE INVESTMENT TRUSTS - 3.8%
     20,000  Blackstone Mortgage Trust, Inc., Class A.........................................         578,000
      7,500  Crown Castle International Corp..................................................         644,325
     20,000  Hospitality Properties Trust.....................................................         555,400
     20,000  Lamar Advertising Co., Class A...................................................       1,168,200
                                                                                                --------------
             TOTAL REAL ESTATE INVESTMENT TRUSTS..............................................       2,945,925
             (Cost $2,792,509)                                                                  --------------

             TOTAL INVESTMENTS - 124.8%.......................................................      95,857,829
             (Cost $100,162,917) (g)                                                            --------------


                        See Notes to Financial Statements                Page 11

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2015

 NUMBER OF
 CONTRACTS                                      DESCRIPTION                                         VALUE
-----------  ---------------------------------------------------------------------------------  --------------
CALL OPTIONS WRITTEN - (0.2%)

             Abbvie, Inc. Call
        130  @ $62.50 due December 2015.......................................................  $       (2,600)
                                                                                                --------------
             Apple, Inc. Call
         25  @ 125.00 due December 2015.......................................................            (650)
                                                                                                --------------
             Cardinal Health, Inc. Call
         50  @  90.00 due December 2015.......................................................          (1,750)
                                                                                                --------------
             General Electric Co. Call
        300  @  31.00 due December 2015.......................................................          (3,600)
                                                                                                --------------
             General Motors Co. Call
        275  @  38.00 due December 2015.......................................................          (3,850)
                                                                                                --------------
             Honeywell International, Inc. Call
         50  @ 105.00 due December 2015.......................................................          (6,300)
                                                                                                --------------
             Intel Corp. Call
        200  @  36.00 due December 2015.......................................................          (3,200)
                                                                                                --------------
             JPMorgan Chase & Co. Call
        150  @  70.00 due December 2015.......................................................          (3,450)
                                                                                                --------------
             L Brands, Inc. Call
         50  @  100.00 due December 2015......................................................          (2,600)
                                                                                                --------------
             LyondellBasell Industries N.V. Call
         40  @  100.00 due December 2015......................................................          (3,200)
                                                                                                --------------
             Microchip Technology, Inc. Call
        100  @  49.00 due December 2015.......................................................          (8,100)
                                                                                                --------------
             Medtronic PLC Call
        100  @  80.00 due December 2015.......................................................          (2,400)
                                                                                                --------------
             Microsoft Corp. Call
        180  @  55.00 due December 2015.......................................................         (12,600)
                                                                                                --------------
             Noble Corp. PLC Call
        100  @  15.00 due December 2015.......................................................          (1,600)
                                                                                                --------------
             Philip Morris International, Inc. Call
         75  @  87.50 due December 2015.......................................................          (8,400)
                                                                                                --------------
             S&P 500 Index Calls (h)
         40  @  2,120.00 due December 2015....................................................         (31,120)
         80  @  2,140.00 due December 2015....................................................         (24,800)
         25  @  2,160.00 due December 2015....................................................          (2,900)
                                                                                                --------------
                                                                                                       (58,820)
                                                                                                --------------
             TOTAL CALL OPTIONS WRITTEN.......................................................        (123,120)
             (Premiums received $224,113)                                                       --------------

             OUTSTANDING LOAN - (27.1%).......................................................     (20,800,000)

             NET OTHER ASSETS AND LIABILITIES - 2.5%..........................................       1,882,846
                                                                                                --------------
             NET ASSETS - 100.0%..............................................................  $   76,817,555
                                                                                                ==============


Page 12                 See Notes to Financial Statements

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2015

-----------------------------

(a) All or a portion of these securities are available to serve as collateral for the outstanding loan and call options written.

(b) Senior Floating-Rate Loan Interests ("Senior Loans") in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown reflects the rate in effect at November 30, 2015. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche at varying rates.

(c) Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

(d) Delayed Draw Loan (all or a portion of which is unfunded). See Note 2D - Unfunded Loan Commitments in the Notes to Financial Statements.

(e)   Represents commitment fee rate on unfunded loan commitment.

(f)   Perpetual maturity.

(g) Aggregate cost for federal income tax purposes is $100,229,933. As of November 30, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $3,120,470 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $7,492,574.

(h) Call options on securities indices were written on a portion of the common stock positions that were not used to cover call options written on individual equity securities held in the Fund's portfolio.

ADR   American Depositary Receipt

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of November 30, 2015 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                      ASSETS TABLE
                                                                                            LEVEL 2           LEVEL 3
                                                       TOTAL              LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                      VALUE AT            QUOTED           OBSERVABLE       UNOBSERVABLE
INVESTMENTS                                          11/30/2015           PRICES             INPUTS            INPUTS
------------------------------------------------   --------------      -------------      ------------      ------------
Common Stocks*..................................   $   63,329,053      $  63,329,053      $         --      $         --
Master Limited Partnerships*....................        3,212,472          3,212,472                --                --
Common Stocks - Business Development
   Companies*...................................          965,020            965,020                --                --
Senior Floating-Rate Loan Interests*............       19,485,007                 --        19,485,007                --
$25 Par Preferred Securities*...................        3,032,250          3,032,250                --                --
$50 Par Preferred Securities*...................          529,900            529,900                --                --
$100 Par Preferred Securities*..................          579,840            579,840                --                --
Investment Companies*...........................        1,778,362          1,778,362                --                --
Real Estate Investment Trusts*..................        2,945,925          2,945,925                --                --
                                                   --------------      -------------      ------------      ------------
Total Investments...............................   $   95,857,829      $  76,372,822      $ 19,485,007      $         --
                                                   ==============      =============      ============      ============


                                                   LIABILITIES TABLE
                                                                                            LEVEL 2           LEVEL 3
                                                       TOTAL              LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                      VALUE AT            QUOTED           OBSERVABLE       UNOBSERVABLE
INVESTMENTS                                          11/30/2015           PRICES             INPUTS            INPUTS
------------------------------------------------   --------------      -------------      ------------      ------------
Call Options Written............................   $     (123,120)     $    (123,120)     $         --      $         --
                                                   ==============      =============      ============      ============


* See Portfolio of Investments for Industry Breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at November 30, 2015.


                        See Notes to Financial Statements                Page 13

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2015

ASSETS:
Investments, at value
   (Cost $100,162,917)..........................................................................     $   95,857,829
Cash............................................................................................          1,323,761
Receivables:
   Investment securities sold...................................................................            581,923
   Dividends....................................................................................            234,008
   Interest.....................................................................................            159,901
   Dividend reclaims............................................................................                440
Prepaid expenses................................................................................              4,076
                                                                                                     --------------
   Total Assets.................................................................................         98,161,938
                                                                                                     --------------
LIABILITIES:
Outstanding loan................................................................................         20,800,000
Options written, at value (Premiums received $224,113)..........................................            123,120
Payables:
   Investment securities purchased..............................................................            222,750
   Investment advisory fees.....................................................................             79,915
   Audit and tax fees...........................................................................             53,500
   Unfunded loan commitments....................................................................             19,149
   Administrative fees..........................................................................             17,352
   Printing fees................................................................................             14,404
   Interest and fees on loan....................................................................              5,215
   Trustees' fees and expenses..................................................................              2,811
   Transfer agent fees..........................................................................              2,191
   Custodian fees...............................................................................              2,140
   Legal fees...................................................................................              1,065
   Financial reporting fees.....................................................................                771
                                                                                                     --------------
   Total Liabilities............................................................................         21,344,383
                                                                                                     --------------
NET ASSETS......................................................................................     $   76,817,555
                                                                                                     ==============
NET ASSETS CONSIST OF:
Paid-in capital.................................................................................     $  135,726,740
Par value.......................................................................................             82,595
Accumulated net investment income (loss)........................................................            (66,655)
Accumulated net realized gain (loss) on investments and written options.........................        (54,721,030)
Net unrealized appreciation (depreciation) on investments and written options...................         (4,204,095)
                                                                                                     --------------
NET ASSETS......................................................................................     $   76,817,555
                                                                                                     ==============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)............................     $         9.30
                                                                                                     ==============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized).....          8,259,517
                                                                                                     ==============


Page 14                 See Notes to Financial Statements

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 2015

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $22,311)...........................................     $    2,967,739
Interest........................................................................................          1,152,069
Other...........................................................................................             15,842
                                                                                                     --------------
   Total investment income......................................................................          4,135,650
                                                                                                     --------------
EXPENSES:
Investment advisory fees........................................................................          1,029,865
Interest and fees on loan.......................................................................            194,854
Administrative fees.............................................................................            109,924
Audit and tax fees..............................................................................             57,672
Printing fees...................................................................................             38,282
Transfer agent fees.............................................................................             23,069
Trustees' fees and expenses.....................................................................             16,933
Custodian fees..................................................................................             13,681
Financial reporting fees........................................................................              9,250
Legal fees......................................................................................              2,445
Other...........................................................................................             32,324
                                                                                                     --------------
   Total expenses...............................................................................          1,528,299
                                                                                                     --------------
NET INVESTMENT INCOME (LOSS)....................................................................          2,607,351
                                                                                                     --------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments..................................................................................            755,174
   Written options..............................................................................            717,066
                                                                                                     --------------
Net realized gain (loss)........................................................................          1,472,240
                                                                                                     --------------
Net change in unrealized appreciation (depreciation) on:
   Investments..................................................................................         (5,984,448)
   Written options..............................................................................            140,793
                                                                                                     --------------
Net change in unrealized appreciation (depreciation)............................................         (5,843,655)
                                                                                                     --------------
NET REALIZED AND UNREALIZED GAIN (LOSS).........................................................         (4,371,415)
                                                                                                     --------------
NET INCREASE (DECREASE)  IN NET ASSETS RESULTING FROM OPERATIONS................................     $   (1,764,064)
                                                                                                     ==============


                        See Notes to Financial Statements                Page 15

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                              YEAR            YEAR
                                                                                             ENDED           ENDED
                                                                                           11/30/2015      11/30/2014
                                                                                          ------------    ------------
OPERATIONS:
Net investment income (loss).........................................................     $  2,607,351    $  2,617,161
Net realized gain (loss).............................................................        1,472,240      11,026,076
Net change in unrealized appreciation (depreciation).................................       (5,843,655)     (4,393,725)
Net increase from payment by the Sub-Advisor.........................................               --           3,729
                                                                                          ------------    ------------
Net increase (decrease) in net assets resulting from operations......................       (1,764,064)      9,253,241
                                                                                          ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income................................................................       (4,292,340)     (5,451,281)
Return of Capital....................................................................       (1,324,132)             --
                                                                                          ------------    ------------
Total distributions to shareholders..................................................       (5,616,472)     (5,451,281)
                                                                                          ------------    ------------
Total increase (decrease) in net assets..............................................       (7,380,536)      3,801,960

NET ASSETS:
Beginning of period..................................................................       84,198,091      80,396,131
                                                                                          ------------    ------------
End of period........................................................................     $ 76,817,555    $ 84,198,091
                                                                                          ============    ============
Accumulated net investment income (loss) at end of period............................     $    (66,655)   $    (61,469)
                                                                                          ============    ============

COMMON SHARES:
Common Shares at end of period.......................................................        8,259,517       8,259,517
                                                                                          ============    ============


Page 16                 See Notes to Financial Statements

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED NOVEMBER 30, 2015

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations....................     $   (1,764,064)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
     Purchases of investments......................................................        (55,590,406)
     Sales, maturities and paydowns of investments.................................         59,692,481
     Proceeds from written options.................................................          3,739,406
     Amount paid to close written options..........................................         (2,947,002)
     Return of capital and realized gain distributions received from investments...            461,202
     Net amortization/accretion of premiums/discounts on investments...............            (20,105)
     Net realized gain/loss on investments and written options.....................         (1,472,240)
     Net change in unrealized appreciation/depreciation on investments
        and written options........................................................          5,843,655

CHANGES IN ASSETS AND LIABILITIES:
     Increase in interest receivable...............................................            (16,022)
     Decrease in dividends receivable..............................................            202,863
     Increase in prepaid expenses..................................................               (290)
     Increase in interest and fees on loan payable.................................              2,661
     Decrease in investment advisory fees payable..................................             (8,327)
     Decrease in legal fees payable................................................             (1,983)
     Decrease in printing fees payable.............................................               (136)
     Decrease in administrative fees payable.......................................             (5,357)
     Decrease in custodian fees payable............................................             (1,936)
     Decrease in transfer agent fees payable.......................................             (2,183)
     Decrease in Trustees' fees and expenses payable...............................                (66)
     Decrease in other liabilities.................................................             (2,638)
                                                                                        --------------
CASH PROVIDED BY OPERATING ACTIVITIES..............................................                       $    8,109,513
                                                                                                          --------------

CASH FLOWS FROM FINANCING ACTIVITIES:
     Distributions to Common Shareholders from net investment income...............         (4,292,340)
     Distributions to Common Shareholders from return of capital...................         (1,324,132)
     Net proceeds from borrowing...................................................          1,700,000
     Repayment of borrowing........................................................         (4,400,000)
                                                                                        --------------
CASH USED IN FINANCING ACTIVITIES..................................................                           (8,316,472)
                                                                                                          --------------
Decrease in cash...................................................................                             (206,959)
Cash at beginning of period........................................................                            1,530,720
                                                                                                          --------------
Cash at end of period..............................................................                       $    1,323,761
                                                                                                          ==============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest and fees..................................                       $      192,193
                                                                                                          ==============


                        See Notes to Financial Statements                Page 17

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                          YEAR ENDED NOVEMBER 30,
                                              --------------------------------------------------------------------------------
                                                  2015           2014 (a)         2013 (b)           2012             2011
                                              ------------     ------------     ------------     ------------     ------------
Net asset value, beginning of period.........  $    10.19       $     9.73       $     8.63       $     9.20       $     9.93
                                               ----------       ----------       ----------       ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).................        0.32             0.32             0.20             0.51             0.84 (c)
Net realized and unrealized gain (loss)......       (0.53)            0.80             1.53            (0.36)           (0.56)
                                               ----------       ----------       ----------       ----------       ----------
Total from investment operations.............       (0.21)            1.12             1.73             0.15             0.28
                                               ----------       ----------       ----------       ----------       ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income........................       (0.52)           (0.66)           (0.33)           (0.51)           (0.78)
Return of capital............................       (0.16)              --            (0.30)           (0.21)           (0.24)
                                               ----------       ----------       ----------       ----------       ----------
Total distributions to Common Shareholders          (0.68)           (0.66)           (0.63)           (0.72)           (1.02)
                                               ----------       ----------       ----------       ----------       ----------
Premiums from shares sold in Common Share
   offering..................................          --               --               --               --             0.01
                                               ----------       ----------       ----------       ----------       ----------
Net asset value, end of period...............  $     9.30       $    10.19       $     9.73       $     8.63       $     9.20
                                               ==========       ==========       ==========       ==========       ==========
Market value, end of period..................  $     8.17       $     9.19       $     8.55       $     7.69       $     8.41
                                               ==========       ==========       ==========       ==========       ==========
TOTAL RETURN BASED ON NET ASSET VALUE (d)....       (1.23)%          12.81% (e)       21.52%            2.24% (f)        2.81%
                                               ==========       ==========       ==========       ==========       ==========
TOTAL RETURN BASED ON MARKET VALUE (d).......       (3.79)%          15.78%           19.84%           (0.34)%         (10.96)%
                                               ==========       ==========       ==========       ==========       ==========

-----------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).........  $   76,818       $   84,198       $   80,396       $   71,261       $   75,980
Ratio of total expenses to average net
   assets....................................        1.90%            1.91%            1.52%            1.48%            1.60%
Ratio of total expenses to average net
   assets excluding interest expense.........        1.65%            1.67%            1.50%            1.48%            1.60%
Ratio of net investment income (loss) to
   average net assets........................        3.24%            3.17%            2.18%            5.60%            8.42%
Portfolio turnover rate......................          54%             112%             184%             790%           1,297%
INDEBTEDNESS:
Total loan outstanding (in 000's)............  $   20,800       $   23,500       $   18,000       $      N/A       $      N/A
Asset coverage per $1,000 of
   indebtedness (g)..........................  $    4,693       $    4,583       $    5,466       $      N/A       $      N/A

-----------------------------

(a) On February 21, 2014, the Fund's Board of Trustees approved an interim and new sub-advisory agreement with Chartwell Investment Partners, Inc., which became the Fund's sub-advisor on March 5, 2014, under the interim sub-advisory agreement. On July 2, 2014, the shareholders voted to approve the new sub-advisory agreement.

(b) On June 9, 2013, the Fund's Board of Trustees approved an interim and new sub-advisory agreement with Chartwell Investment Partners, L.P., which became the Fund's sub-advisor on July 1, 2013, under the interim sub-advisory agreement. On September 16, 2013, the shareholders voted to approve the new sub-advisory agreement.

(c)   Based on average shares outstanding.

(d) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(e) The Fund received a payment from the sub-advisor in the amount of $3,729. The payment from the sub-advisor represents less than $0.01 per share and had no effect on the Fund's total return.

(f) The Fund received a payment from the former sub-advisor in the amount of $12,651. The payment from the former sub-advisor represents less than $0.01 per share and had no effect on the Fund's total return.

(g) Calculated by taking the Fund's total assets less the Fund's liabilities (not including the loan outstanding), and dividing by the outstanding loan balance in 000's.


Page 18                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                               NOVEMBER 30, 2015


                                1. ORGANIZATION

First Trust Dividend and Income Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on June 14, 2007 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FAV on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. It has a secondary objective of capital appreciation. The Fund seeks to achieve its objectives by investing at least 80% of its Managed Assets (as defined below) in a diversified portfolio of dividend paying, multi-cap equity securities, that Chartwell Investment Partners, LLC ("Sub-Advisor" or "Chartwell") believes offer the potential for attractive income and/or capital appreciation, and debt securities and senior, secured floating rate loans ("Senior Loans")(1) that First Trust Advisors L.P. ("First Trust" or the "Advisor") believes offer the potential for attractive income and/or capital appreciation. The Fund's portfolio consists of two components: (1) the "Equity Component," which consists primarily of equity securities of both U.S. and non-U.S. issuers of any market capitalization that are readily traded on a registered U.S. national securities exchange ("Equity Securities"); and (2) the "Senior Loan/High Yield Debt Component." Chartwell manages the Equity Component of the Fund's portfolio and First Trust manages the Senior Loan/High Yield Debt Component of the Fund's portfolio. The Equity Securities in which the Fund may invest will include common stocks, preferred securities, convertible securities, American Depositary Receipts, including American Depositary Shares, European Depositary Receipts, Global Depositary Receipts and warrants, all of which will generally trade on a registered U.S. national securities exchange. In addition, Equity Securities will also include (including for purposes of the 80% test set forth above) investments in Real Estate Investment Trusts ("REITs"), Master Limited Partnerships ("MLPs") and investment companies, including exchange traded funds and business development companies. The Senior Loan/High Yield Debt Component will primarily consist of (i) Senior Loans and (ii) debt securities that are rated below investment grade (i.e., "junk bonds") or unrated at the time of purchase and deemed to be of comparable credit quality. The Fund may invest up to 25% of its Managed Assets in U.S. dollar-denominated Equity Securities of non-U.S. issuers. On an ongoing and consistent basis, the Fund expects to write (sell) covered call options on equity indices and/or Equity Securities with strike prices and expiration dates that are collectively intended to provide risk/reward characteristics that are consistent with the Fund's investment objectives. Managed Assets are defined as the total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings. There can be no assurance that the Fund's investment objectives will be achieved. The Fund may not be appropriate for all investors.

On September 15, 2015, the Fund commenced a Share Repurchase Program. The program will continue until the earlier of (i) the repurchase of 412,976 common shares, or (ii) six months from implementation of the Fund's Share Repurchase Program. The Fund did not repurchase any of its shares during the period. The Fund expects to continue to evaluate whether to repurchase its outstanding shares until the earlier of (i) the repurchase of an additional 412,976 common shares, or (ii) March 15, 2016.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund, which is an investment company within the scope of Financial Accounting Standards Board ("FASB") Accounting Standards Update 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid, and any borrowings of the Fund) by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e. a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:


-----------------------------
(1) The terms "security" and "securities" used throughout the Notes to Financial Statements include Senior Loans.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                               NOVEMBER 30, 2015

      Common stocks, MLPs and other securities listed on any national or foreign exchange (excluding the Nasdaq(R) Stock Market LLC ("Nasdaq") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. Over-the-counter options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

      1)    the credit conditions in the relevant market and changes thereto;

      2)    the liquidity conditions in the relevant market and changes thereto;

      3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

      4) issuer-specific conditions (such as significant credit deterioration); and

      5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the Fund might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3)    closed-end fund trading of similar securities;

      4)    foreign currency exchange activity;

      5) the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE that will not always be reflected in the computation of the value of such securities. If events affecting the

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                               NOVEMBER 30, 2015

value of such securities occur during such period, these securities will be valued at their fair value according to procedures adopted by the Fund's Board of Trustees (see above). For certain foreign equity securities, a third party pricing service may be utilized to determine fair value. All securities and other assets of the Fund initially expressed in foreign currencies will be converted to U.S. dollars using exchange rates in effect at the time of valuation.

The Senior Loans in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third party pricing service. The third party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans. If the pricing service cannot or does not provide a value according to procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. Fair valuation of a Senior Loan is based on the consideration of all available information, including, but not limited to the following:

       1)   the fundamental business data relating to the issuer;

       2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

       3)   the type, size and cost of the security;

       4)   the financial statements of the issuer;

       5) the credit quality and cash flow of the issuer, based on the Advisor's or external analysis;

       6) the information as to any transactions in or offers for the security;

       7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;


       8)   the coupon payments;

       9) the quality, value and salability of collateral, if any, securing the security;

      10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management

      11) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;

      12)   issuer's competitive position within the industry;

      13) issuer's ability to access additional liquidity through public and/or private markets; and

      14)   other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

All securities held by FTHI post-Merger will be considered Level 1 under the fair value hierarchy. Please see the Pro Forma Portfolio of Investments. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of November 30, 2015, is included with the Fund's Portfolio of Investments.

B. OPTION CONTRACTS

The goal of the option overlay strategy is to generate additional income from option premiums in an attempt to enhance the distributions payable to shareholders and reduce overall portfolio volatility. The Fund generally will write "at-the-money" or "out-of-the-money" call options on stock indices and single stocks. The option strategy is managed by Chartwell. The Fund will not write (sell) "naked" or uncovered options. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in "Options written, at value" on the Statement of Assets and Liabilities. Options are marked-to-market daily and their value will be affected by changes in the

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--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                               NOVEMBER 30, 2015

value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options' expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.

Options the Fund writes (sells) will either be exercised, expire or be cancelled pursuant to a closing transaction. If the price of the underlying equity security exceeds the option's exercise price, it is likely that the option holder will exercise the option. If a single stock option written (sold) by the Fund is exercised, the Fund would be obligated to deliver the underlying equity security to the option holder upon payment of the strike price. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss. Index options, if exercised, are settled in cash and therefore the Fund never has to deliver any physical securities. If the price of the underlying equity security is less than the option's strike price, the option will likely expire without being exercised. The option premium received by the Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. The Fund may also elect to close out its position in an option prior to its expiration by purchasing an option of the same series as the option written
(sold) by the Fund. Gain or loss on options is presented separately as "Net realized gain (loss) on written options" on the Statement of Operations.

Single stock options that the Fund writes (sells) give the option holder the right, but not the obligation, to purchase a security from the Fund at the strike price on or prior to the option's expiration date. The purchaser of an index option written by the Fund has the right to any appreciation in the cash value of the index over the strike price on the expiration date. The ability to successfully implement the writing (selling) of covered call options depends on the ability of the Sub-Advisor to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market value, which may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. As the writer (seller) of a covered option, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.

Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Market premiums and discounts are amortized over the expected life of each respective borrowing.

The Fund may hold the securities of REITs. Distributions from such investments may be comprised of return of capital, capital gains and income. The actual character of amounts received during the year is not known until after the REIT's fiscal year end. The Fund records the character of distributions received from REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

For the year ended November 30, 2015, distributions of $461,202 received from investments have been reclassified as return of capital and realized gain. The cost basis of applicable investments has been reduced accordingly.

D. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. The Fund had unfunded delayed draw loan commitments of $19,149 as of November 30, 2015.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Level dividend distributions are declared and paid quarterly or as the Board of Trustees may determine from time to time. If, for any quarterly distribution, net investment company taxable income, if any (which term includes net short-term capital gain), as determined as of the close of the Fund's taxable year, is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund's assets. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                               NOVEMBER 30, 2015

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the fiscal year ended November 30, 2015, primarily as a result of book/tax treatment of sale of MLP investments, have been reclassified at year end to reflect an increase in accumulated net investment income (loss) by $1,679,803, an increase in accumulated net realized gain (loss) on investments of $276,367 and a decrease to paid-in capital of $1,956,170.

The tax character of distributions paid during the fiscal years ended November 30, 2015 and 2014 was as follows:

Distributions paid from:                            2015              2014
Ordinary income..............................  $    4,292,340    $     5,451,281
Capital gain.................................              --                 --
Return of capital............................       1,324,132                 --

As of November 30, 2015 the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income................  $           --
Undistributed capital gains..................              --
                                               --------------
Total undistributed earnings.................              --
Accumulated capital and other losses.........     (54,491,015)
Net unrealized appreciation (depreciation)...      (4,338,903)
                                               --------------
Total accumulated earnings (losses)..........     (58,829,918)
Other........................................        (161,862)
Paid-in capital..............................     135,809,335
                                               --------------
Net assets...................................  $   76,817,555
                                               ==============

F. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years after December 22, 2010, maybe carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. During the taxable year ended November 30, 2015, the Fund utilized pre-enactment capital loss carryforwards in the amount of $1,895,683 for federal income tax purposes. At November 30, 2015, the Fund had pre-enactment capital losses for federal income tax purposes of $54,491,015 expiring as follows:

         EXPIRATION DATE          AMOUNT
         November 30, 2016      $30,255,638
         November 30, 2017       17,263,318
         November 30, 2018        5,877,626
         November 30, 2019        1,094,433

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2012, 2013, 2014 and 2015 remain open to federal and state audit. As of November 30, 2015, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

G. EXPENSES

The Fund will pay all expenses directly related to its operations.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                               NOVEMBER 30, 2015


3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Chartwell serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly sub-advisory fee calculated at an annual rate of 0.50% of the Fund's Managed Assets allocated to the Sub-Advisor that is paid by First Trust out of its investment advisory fee.

During the year ended November 30, 2014, the Fund received a payment from the Sub-Advisor of $3,729 in connection with trade errors.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's administrator, fund accountant and transfer agent in accordance with certain fee arrangements. As administrator and fund accountant, BNYM IS is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon ("BNYM") serves as the Fund's custodian in accordance with certain fee arrangements. As custodian, BNYM is responsible for custody of the Fund's assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Each Independent Trustee is also paid an annual fee that varies based on whether the Fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairman of the Audit Committee, and Governance Committee and the Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen will rotate every three years. The officers and "Interested" Trustee receive no compensation from the funds for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of securities, other than U.S. government obligations and short-term obligations, for the year ended November 30, 2015 were $54,010,181 and $58,956,417, respectively.

For the fiscal year ended November 30, 2015, written option activity was as follows:

                                                NUMBER
                                                  OF
WRITTEN OPTIONS                                CONTRACTS        PREMIUMS
-----------------------------------------------------------------------------
Options outstanding at November 30, 2014...          870       $   148,775
Options Written............................       26,110         3,739,406
Options Closed.............................       (8,680)       (2,705,810)
Options Exercised..........................       (3,162)         (178,856)
Options Expired............................      (13,168)         (779,402)
                                               ---------       -----------
Options outstanding at November 30, 2015...        1,970       $   224,113
                                               =========       ===========

The following table presents the type of derivative held by the Fund at November 30, 2015, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.

                                           ASSET DERIVATIVES                     LIABILITY DERIVATIVES
                                 -------------------------------------- ----------------------------------------
DERIVATIVE                       STATEMENT OF ASSETS AND                 STATEMENT OF ASSETS AND
INSTRUMENT      RISK EXPOSURE     LIABILITIES LOCATION       VALUE        LIABILITIES LOCATION        VALUE
--------------- ---------------- ----------------------- -------------- ------------------------- --------------
Written Options Equity Risk                --                  --       Options written, at value    $123,120

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                               NOVEMBER 30, 2015


The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended November 30, 2015, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.

STATEMENT OF OPERATIONS LOCATION
---------------------------------------------------------------------------
EQUITY RISK EXPOSURE
Net realized gain (loss) on written options                     $   717,066
Net change in unrealized appreciation (depreciation) on
   written options                                                  140,793

The Fund does not have the right to offset financial assets and financial liabilities related to option contracts on the Statement of Assets and Liabilities.

                                 5. BORROWINGS

The Fund previously entered into a committed facility agreement with Bank of America Merrill Lynch that had a maximum commitment amount of $25,000,000. The borrowing rate under the facility was equal to the 1-month LIBOR plus 70 basis points. In addition, under the facility, the Fund paid a commitment fee of 0.25% on the undrawn amount of such facility on any day that the loan balance is less than 20% of the total commitment amount. The line of credit terminated on December 18, 2014. Effective December 15, 2014, the Fund entered into a credit agreement with Pershing LLC that has a maximum commitment amount of $27,000,000. The borrowing rate under the facility is equal to the 1-month LIBOR plus 70 basis points. The average amount outstanding for the year ended November 30, 2015, was $22,395,068, with a weighted average interest rate of 0.88%. As of November 30, 2015, the Fund had outstanding borrowings of $20,800,000 under this committed facility agreement. The high and low annual interest rates for the year ended November 30, 2015, were 0.92% and 0.82%, respectively. The interest rate at November 30, 2015, was 0.91%.

                               6. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              7. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were the following subsequent events:

At a meeting on December 7, 2015, the Board accepted Mr. Bradley's resignation from his position as the President and Chief Executive Officer of the Fund, effective December 31, 2015. At the same meeting, the Board elected Mr. Dykas, formerly Chief Financial Officer and Treasurer of the Fund, to serve as the President and Chief Executive Officer and Mr. Swade, formerly an Assistant Treasurer of the Fund, to serve as the Treasurer, Chief Financial Officer and Chief Accounting Officer of the Fund.

On December 16, 2015, TriState Capital Holdings, Inc. ("TriState"), the parent of Chartwell, announced that it had entered into an agreement to acquire The Killen Group, which is an investment manager and advisor to The Berwyn Funds. In the announcement, TriState indicated that The Killen Group will become part of Chartwell, but will work independently and will not be involved with the portfolio management and other services that Chartwell provides to the Fund. The transaction is expected to close in the second quarter of 2016, subject to customary regulatory and closing conditions.

Effective January 1, 2016, the fixed annual retainer paid to the Independent Trustees will be allocated equally among each fund in the First Trust Fund Complex and will no longer be allocated pro rata based on each fund's net assets.

On January 11, 2016, the Fund declared a dividend of $0.17 per share to Common Shareholders of record on January 26, 2016, payable January 29, 2016.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST DIVIDEND AND INCOME
FUND:

We have audited the accompanying statement of assets and liabilities of First Trust Dividend and Income Fund (the "Fund"), including the portfolio of investments, as of November 30, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015 by correspondence with the Fund's custodian, brokers and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Dividend and Income Fund, as of November 30, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
January 25, 2016

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                         NOVEMBER 30, 2015 (UNAUDITED)


                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                         NOVEMBER 30, 2015 (UNAUDITED)


                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q's are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                                TAX INFORMATION

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended November 30, 2015, 25.05% qualified for the corporate dividends received deduction available to corporate shareholders.

The Fund hereby designates as qualified dividend income 31.17% of the ordinary income distributions for the year ended November 30, 2015.

                         NYSE CERTIFICATION INFORMATION

In accordance with Section 303A-12 of the New York Stock Exchange ("NYSE") Listed Company Manual, the Fund's President has certified to the NYSE that, as of April 29, 2015, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on Forms N-CSR, N-CSRS and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Dividend and Income Fund, First Trust High Income Long/Short Fund, First Trust Energy Infrastructure Fund, First Trust New Opportunities MLP and Energy Fund, First Trust MLP and Energy Income Fund and First Trust Intermediate Duration Preferred & Income Fund was held on April 20, 2015 (the "Annual Meeting"). At the Annual Meeting, Richard E. Erickson and Thomas R. Kadlec were elected by the Common Shareholders of the First Trust MLP and Energy Income Fund as Class II Trustees for a three-year term expiring at the Fund's annual meeting of shareholders in 2018. The number of votes cast in favor of Mr. Erickson was 37,202,858, the number of votes against Mr. Erickson was 962,178, and the number of broker non-votes was 7,274,418. The number of votes cast in favor of Mr. Kadlec was 37,237,695, the number of votes against Mr. Kadlec was 927,341, and the number of broker non-votes was 7,274,418. James A. Bowen, Niel
B. Nielson and Robert F. Keith are the other current and continuing Trustees.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

MLP RISK: An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

QUALIFIED DIVIDEND INCOME TAX RISK: There can be no assurance as to what portion of the distributions paid to the Fund's Common Shareholders will consist of tax-advantaged qualified dividend income. Certain distributions designated by the Fund as derived from qualified dividend income will be taxed in the hands of non-corporate Common Shareholders at the rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied by both the Fund and the Common Shareholders. Additional requirements apply in determining whether distributions by foreign issuers should be regarded as

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                         NOVEMBER 30, 2015 (UNAUDITED)

qualified dividend income. Certain investment strategies of the Fund will limit the Fund's ability to meet these requirements and consequently will limit the amount of qualified dividend income received and distributed by the Fund. A change in the favorable provisions of the federal tax laws with respect to qualified dividends may result in a widespread reduction in announced dividends and may adversely impact the valuation of the shares of dividend-paying companies.

OPTION RISK: The Fund may write (sell) covered call options on all or a portion of the equity securities held in the Fund's portfolio as determined to be appropriate by the Fund's Sub-Advisor, consistent with the Fund's investment objective. The ability to successfully implement the Fund's investment strategy depends on the Sub-Advisor's ability to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold an equity security that it might otherwise sell. There can be no assurance that a liquid market for the options will exist when the Fund seeks to close out an option position. Additionally, to the extent that the Fund purchases options pursuant to a hedging strategy, the Fund will be subject to additional risks.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. If the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the Common Shares' return will be less than if leverage had not been used. The funds borrowed pursuant to a leverage borrowing program constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares upon liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or purchase Common Shares. The use of leverage by the Fund increases the likelihood of greater volatility of NAV and market price of the Common Shares. Leverage also increases the risk that fluctuations in interest rates on borrowings and short-term debt that the Fund may pay will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares.

INTEREST RATE RISK: The Fund's portfolio is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

CREDIT RISK: The Senior Loans in which the Fund invests are also subject to credit risk. Credit risk is the risk of nonpayment of scheduled contractual repayments whether interest and/or principal payments or payments for services. Credit risk also is the risk that one or more investments in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security or contractual counterparty experiences a decline in its financial status.

SENIOR LOAN RISK: In the event a borrower fails to pay scheduled interest or principal payments on a Senior Loan held by the Fund, the Fund will experience a reduction in its income and a decline in the value of the Senior Loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund's Common Shares. If the Fund acquires a Senior Loan from another Lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender. Although Senior Loans may be secured by specific collateral, the value of the collateral may not equal the Fund's investment when the Senior Loan is acquired or may decline below the principal amount of the Senior Loan subsequent to the Fund's investment. Also, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/ or may lose all or substantially all of its value, causing the Senior Loan to be under collateralized. Therefore, the liquidation of the collateral underlying a Senior Loan may not satisfy the issuer's obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated.

LIQUIDITY RISK: The Fund invests a substantial portion of its assets in lower-quality debt issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. Moreover, smaller debt issues tend to be less liquid than larger debt issues. Although the resale, or secondary market for Senior Loans is growing, it is currently limited. There is no organized exchange or board of trade on which Senior Loans are traded. Instead, the secondary market for Senior Loans is an unregulated inter-dealer or inter-bank resale market. In addition, Senior Loans in which the Fund invests may require the consent of the borrower and/or agent prior to the settlement of the sale or assignment. These consent requirements can delay or impede the Fund's ability to settle the sale of Senior Loans. If the economy experiences a sudden downturn, or if the market for the Senior Loans in which the Fund invests becomes distressed, the Fund may have difficulty disposing of Senior Loans if it needs cash to repay debt, to pay dividends, to pay expenses or to take advantage of new investment opportunities.

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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                         NOVEMBER 30, 2015 (UNAUDITED)


                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT MANAGEMENT AND INVESTMENT SUB-ADVISORY AGREEMENTS

The Board of Trustees of First Trust Dividend and Income Fund (the "Fund"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Advisory Agreement") between the Fund and First Trust Advisors L.P. (the "Advisor") and the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Fund, the Advisor and Chartwell Investment Partners, Inc. (the "Sub-Advisor"), at a meeting held on June 16, 2015. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 20, 2015 and June 16, 2015, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor and the Sub-Advisor (including the relevant personnel responsible for these services and their experience); the advisory and sub-advisory fees for the Fund as compared to fees charged to other clients of the Advisor and the Sub-Advisor and as compared to fees charged to a peer group of funds selected by Management Practice, Inc. ("MPI"), an independent source (the "MPI Peer Group"); expenses of the Fund as compared to expense ratios of the funds in the MPI Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall out benefits to the Advisor and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. The Board reviewed initial materials with the Advisor at a special meeting held on April 20, 2015, at which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and those were considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 16, 2015 meeting, as well as at the meeting. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub-Advisor are reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund.

In reviewing the Agreements, the Board considered the nature, extent and quality of services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor. The Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Sub-Advisor's compliance with the 1940 Act and the Fund's investment objectives and policies. The Board considered the significant asset growth of the First Trust Fund Complex and the Advisor's concomitant investment in infrastructure and personnel dedicated to the First Trust funds. The Board also considered the services provided to the Fund by the Advisor's Leveraged Finance Investment Team in connection with the management of the senior loan/high yield debt portfolio for the Fund, noting the presentation by the senior portfolio manager of the Leveraged Finance Investment Team at the April 20, 2015 meeting. With respect to the Sub-Advisory Agreement, the Board noted the background and experience of the Sub-Advisor's portfolio management team. The Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor's day-to-day management of the Fund's equity investments and covered call program. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objectives and policies.

The Board considered the advisory and sub-advisory fees paid under the Agreements. The Board considered the advisory fees charged by the Advisor to similar funds and other non-fund clients, noting that the Advisor provides advisory services to another closed-end fund sub-advised by the Sub-Advisor and certain separately managed accounts that may have investment objectives and policies similar to the Fund's. The Board noted that the Advisor charges the same advisory fee rate to the Fund and the other closed-end fund sub-advised by the Sub-Advisor and a lower advisory fee rate to the separately managed accounts. The Board noted the Advisor's statement that the nature of the services provided to the separately managed accounts is not comparable to those provided to the Fund. The Board considered the sub-advisory fee and how it relates to the Fund's overall advisory fee structure and noted that the sub-advisory fee is paid by the Advisor from its advisory fee. The Board also considered information provided by the Sub-Advisor as to the fees it charges to other clients, noting that the Sub-Advisor does not charge a lower advisory or sub-advisory fee to any client for which it provides comparable services. The Board also noted that the Advisor retains the entire advisory fee on the portion of the Fund's assets allocated to the senior loan/high yield debt portfolio

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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                         NOVEMBER 30, 2015 (UNAUDITED)

managed by the Advisor's Leveraged Finance Investment Team. In addition, the Board reviewed data prepared by MPI showing the advisory fee and expense ratio of the Fund as compared to the advisory fees and expense ratios of the MPI Peer Group. The Board discussed with representatives of the Advisor the limitations in creating a relevant peer group for the Fund, including that (i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult; (ii) none of the peer funds employ an advisor/sub-advisor management structure; (iii) peer funds may use different amounts and types of leverage with different costs associated with them, or may use no leverage; and (iv) all of the peer funds are larger than the Fund (most significantly so), which causes the Fund's fixed expenses to be higher on a percentage basis as compared to the larger peer funds. The Board took these limitations into account in considering the peer data. In reviewing the peer data, the Board noted that the Fund's advisory fee, based on average net assets, was above the median of the MPI Peer Group.

The Board also considered performance information for the Fund, noting that the performance information included the Fund's quarterly performance report, which is part of the process that the Board has established for monitoring the Fund's performance and portfolio risk on an ongoing basis. The Board determined that this process continues to be effective for reviewing the Fund's performance. In addition to the Board's ongoing review of performance, the Board also reviewed data prepared by MPI comparing the Fund's performance for periods ended December 31, 2014 to the performance of the MPI Peer Group and to three benchmark indexes, one of which was a blended benchmark index. In reviewing the Fund's performance as compared to the performance of the MPI Peer Group, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. The Board also considered data from MPI on the Fund's annual distribution rate as of December 31, 2014 as compared to the MPI Peer Group and the Fund's leverage costs versus the leverage costs of applicable funds in the MPI Peer Group. The Board considered information provided by the Advisor on the Fund's leverage as well, including that leverage was accretive to the Fund's total return in 2014. In addition, the Board compared the Fund's premium/discount over the past eight quarters to the average and median premium/discount over the same period of a peer group selected by the Advisor, as well as data on the average premium/discount for 2014 for the funds in the MPI Peer Group, and considered factors that may impact a fund's premium/discount.

On the basis of all the information provided on the fees, expenses and performance of the Fund, the Board concluded that the advisory and sub-advisory fees were reasonable and appropriate in light of the nature, extent and quality of services provided by the Advisor and the Sub-Advisor under the Agreements.

The Board noted that the Advisor has made and continues to make significant investments in personnel and infrastructure and considered whether fee levels reflect any economies of scale for the benefit of shareholders. The Board determined that due to the Fund's closed-end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment advisor to the Fund for the twelve months ended December 31, 2014, as well as product-line profitability data for the same period, as set forth in the materials provided to the Board. The Board noted the inherent limitations in the profitability analysis, and concluded that the pre-tax profits estimated to have been realized by the Advisor in connection with the management of the Fund were not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor's compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement.

The Board considered the Sub-Advisor's representation that assets in the Fund have not grown considerably, so further economies of scale have not been achieved and the sub-advisory rate continues to be appropriate. The Board considered that the sub-advisory fee rate was negotiated at arm's length between the Advisor and the Sub-Advisor, an unaffiliated third party. The Board also considered data provided by the Sub-Advisor as to the profitability of the Sub Advisory Agreement to the Sub-Advisor. The Board noted the inherent limitations in the profitability analysis and concluded that the profitability analysis for the Advisor was more relevant, although the estimated profitability of the Sub Advisory Agreement appeared to be not unreasonable in light of the services provided to the Fund. The Board considered fall-out benefits that may be realized by the Sub-Advisor from its relationship with the Fund, including that the Sub-Advisor may enter into soft-dollar arrangements and considered a summary of such arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                         NOVEMBER 30, 2015 (UNAUDITED)

                                                                                                    NUMBER OF           OTHER
                                                                                                  PORTFOLIOS IN    TRUSTEESHIPS OR
                                                                                                 THE FIRST TRUST    DIRECTORSHIPS
       NAME, ADDRESS,            TERM OF OFFICE                                                   FUND COMPLEX     HELD BY TRUSTEE
      DATE OF BIRTH AND           AND LENGTH OF               PRINCIPAL OCCUPATIONS                OVERSEEN BY       DURING PAST
   POSITION WITH THE FUND          SERVICE(2)                  DURING PAST 5 YEARS                   TRUSTEE           5 YEARS

------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee    o Three-Year Term   Physician; President, Wheaton Orthopedics;         120        None
c/o First Trust Advisors L.P.                       Limited Partner, Gundersen Real Estate
120 E. Liberty Drive,           o Since Fund        Limited Partnership; Member, Sportsmed
  Suite 400                       Inception         LLC
Wheaton, IL 60187
D.O.B.: 04/51

Thomas R. Kadlec, Trustee       o Three-Year Term   President (March 2010 to Present), Senior          120        Director of ADM
c/o First Trust Advisors L.P.                       Vice President and Chief Financial Officer                    Investor Services,
120 E. Liberty Drive,           o Since Fund        (May 2007 to March 2010), ADM Investor                        Inc., ADM
  Suite 400                       Inception         Services, Inc. (Futures Commission                            Investor Services
Wheaton, IL 60187                                   Merchant)                                                     International, and
D.O.B.: 11/57                                                                                                     Futures Industry
                                                                                                                  Association

Robert F. Keith, Trustee        o Three-Year Term   President (2003 to Present), Hibs                  120        Director of
c/o First Trust Advisors L.P.                       Enterprises (Financial and Management                         Trust Company
120 E. Liberty Drive,           o Since Fund        Consulting)                                                   of Illinois
  Suite 400                       Inception
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson, Trustee        o Three-Year Term   Managing Director and Chief Operating              120        Director of
c/o First Trust Advisors L.P.                       Officer (January 2015 to Present), Pelita                     Covenant
120 E. Liberty Drive,           o Since Fund        Harapan Educational Foundation (Education                     Transport Inc.
  Suite 400                       Inception         Products and Services); President and                         (May 2003 to
Wheaton, IL 60187                                   Chief Executive Officer (June 2012 to                         May 2014)
D.O.B.: 03/54                                       Present), Servant Interactive LLC
                                                    (Educational Products and Services);
                                                    President and Chief Executive Officer
                                                    (June 2012 to September 2014), Dew d
                                                    Learning LLC (Educational Products an
                                                    Services); President  (June 2002 to June
                                                    2012), Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee      o Three-Year Term   Chief Executive Officer (December 2010             120        None
and Chairman of the Board                           to Present) President (until December
120 E. Liberty Drive,           o Since Fund        2010), First Trust Advisors L.P. and First
  Suite 400                       Inception         Trust Portfolios L.P.; Chairman of the
Wheaton, IL 60187                                   Board of Directors, BondWave LLC
D.O.B.: 09/55                                       (Software Development Company/
                                                    Investment Advisor) and Stonebridge
                                                    Advisors LLC (Investment Advisor)


-----------------------------
(1) Mr. Bowen is deemed an "interested person" of the Fund due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

(2) Currently, James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund's 2016 annual meeting of shareholders. Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund's 2017 annual meeting of shareholders. Richard E. Erickson and Thomas
      R. Kadlec, as Class II Trustees, are serving as trustees until the Fund's 2018 annual meeting of shareholders.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                         NOVEMBER 30, 2015 (UNAUDITED)

     NAME, ADDRESS           POSITION AND OFFICES      TERM OF OFFICE AND                      PRINCIPAL OCCUPATIONS
   AND DATE OF BIRTH              WITH FUND            LENGTH OF SERVICE                        DURING PAST 5 YEARS

------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(3)
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley           President and Chief         o Indefinite Term        Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,     Executive Officer                                    and Chief Financial Officer, First Trust Advisors
  Suite 400                                           o Since January 2012     L.P. and First Trust Portfolios L.P.; Chief Financial
Wheaton, IL 60187                                                              Officer, BondWave LLC (Software Development
D.O.B.: 11/57                                                                  Company/Investment Advisor) and Stonebridge
                                                                               Advisors LLC (Investment Advisor)


James M. Dykas            Treasurer, Chief Financial  o Indefinite Term        Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive,     Officer and Chief                                    President (April 2007 to January 2011), First
  Suite 400               Accounting Officer          o Since January 2012     Trust Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 01/66


W. Scott Jardine          Secretary and Chief Legal   o Indefinite Term        General Counsel, First Trust Advisors L.P. and
120 E. Liberty Drive,     Officer                                              First Trust Portfolios L.P.; Secretary and
  Suite 400                                           o Since Fund             General Counsel, BondWave LLC (Software
Wheaton, IL 60187                                       Inception              Development Company/Investment Advisor);
D.O.B.: 05/60                                                                  Secretary, Stonebridge Advisors LLC
                                                                               (Investment Advisor)

Daniel J. Lindquist       Vice President              o Indefinite Term        Managing Director (July 2012 to Present),
120 E. Liberty Drive,                                                          Senior Vice President (September 2005 to July
  Suite 400                                           o Since Fund             2012), First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                       Inception              Portfolios L.P.
D.O.B: 02/70


Kristi A. Maher           Chief Compliance Officer    o Indefinite Term        Deputy General Counsel, First Trust Advisors L.P.
120 E. Liberty Drive,     and Assistant Secretary                              and First Trust Portfolios L.P.
  Suite 400                                           o Chief Compliance
Wheaton, IL 60187                                       Officer since
D.O.B.: 12/66                                           January 2011

                                                      o Assistant Secretary
                                                        since Fund Inception


-----------------------------
(3) Officers of the Fund have an indefinite term. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                         NOVEMBER 30, 2015 (UNAUDITED)

PRIVACY POLICY

The open-end and closed-end funds advised by First Trust Advisors L.P. (each a "Fund") value our relationship with you and consider your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund.

PRIVACY ONLINE

We allow third-party companies, including AddThis, to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, we restrict access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

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


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


FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Chartwell Investment Partners, LLC
1235 Westlakes Drive, Suite 400
Berwyn, PA 19312

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

                                  APPENDIX III

   First Trust High Income ETF Financial Statements dated September 30, 2015 as included in its Annual Report and the First Trust High Income ETF
             Financial Statements (Unaudited) dated March 31, 2016
                     as included in its Semi-Annual Report.

            Only the financial statements included therein shall be
                       incorporated herein by reference.


FIRST TRUST

First Trust Exchange-Traded Fund VI
-----------------------------------
First Trust NASDAQ Technology Dividend Index Fund (TDIV)

Multi-Asset Diversified Income Index Fund (MDIV)

International Multi-Asset Diversified Income Index Fund (YDIV)

First Trust High Income ETF (FTHI)

First Trust Low Beta Income ETF (FTLB)

First Trust NASDAQ Rising Dividend Achievers ETF (RDVY)

First Trust Dorsey Wright Focus 5 ETF (FV)

First Trust RBA American Industrial Renaissance(R) ETF (AIRR)

First Trust RBA Quality Income ETF (QINC)

First Trust Dorsey Wright International Focus 5 ETF (IFV)

--------------------
Annual Report

September 30, 2015
--------------------

--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                                 ANNUAL REPORT
                               SEPTEMBER 30, 2015

Shareholder Letter...........................................................  2
Market Overview..............................................................  3
Fund Performance Overview
      First Trust NASDAQ Technology Dividend Index Fund (TDIV)...............  4
      Multi-Asset Diversified Income Index Fund (MDIV........................  6
      International Multi-Asset Diversified Income Index Fund (YDIV).........  8
      First Trust High Income ETF (FTHI)..................................... 11
      First Trust Low Beta Income ETF (FTLB)................................. 14
      First Trust NASDAQ Rising Dividend Achievers ETF (RDVY)................ 17
      First Trust Dorsey Wright Focus 5 ETF (FV)............................. 19
      First Trust RBA American Industrial Renaissance(R) ETF (AIRR).......... 21
      First Trust RBA Quality Income ETF (QINC).............................. 23
      First Trust Dorsey Wright International Focus 5 ETF (IFV).............. 25
Notes to Fund Performance Overview........................................... 27
Understanding Your Fund Expenses............................................. 28
Portfolio of Investments
      First Trust NASDAQ Technology Dividend Index Fund (TDIV)............... 30
      Multi-Asset Diversified Income Index Fund (MDIV)....................... 32
      International Multi-Asset Diversified Income Index Fund (YDIV)......... 37
      First Trust High Income ETF (FTHI)..................................... 43
      First Trust Low Beta Income ETF (FTLB)................................. 46
      First Trust NASDAQ Rising Dividend Achievers ETF (RDVY)................ 49
      First Trust Dorsey Wright Focus 5 ETF (FV)............................. 51
      First Trust RBA American Industrial Renaissance(R) ETF (AIRR).......... 52
      First Trust RBA Quality Income ETF (QINC).............................. 53
      First Trust Dorsey Wright International Focus 5 ETF (IFV).............. 55
Statements of Assets and Liabilities......................................... 56
Statements of Operations..................................................... 58
Statements of Changes in Net Assets.......................................... 60
Financial Highlights......................................................... 64
Notes to Financial Statements................................................ 72
Report of Independent Registered Public Accounting Firm...................... 84
Additional Information....................................................... 85
Board of Trustees and Officers............................................... 94
Privacy Policy............................................................... 96

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund VI (the "Trust") described in this report (each series is referred to as a "Fund" and collectively, as the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in a Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund's portfolio and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                               SEPTEMBER 30, 2015
Dear Shareholders:

Thank you for your investment in First Trust Exchange-Traded Fund VI.

First Trust Advisors L.P. ("First Trust") is pleased to provide you with the annual report which contains detailed information about your investment for the 12 months ended September 30, 2015, including a market overview and a performance analysis for the period. We encourage you to read this report and discuss it with your financial advisor.

U.S. markets, fueled by accelerating growth and an accommodating Federal Reserve, enjoyed a prosperous year in 2014. However, most of 2015 has been volatile. Economic and global factors, such as the continued conflict in the Middle East and a sharp decline in oil prices, have impacted U.S. and global markets. Another factor that has weighed upon U.S. markets is the fact that many economists had been predicting that the Federal Reserve would begin to raise interest rates in 2015, which has still not happened.

As I have written previously, First Trust believes investors should maintain perspective about the markets and have realistic expectations about their investments. Markets will always go up and down, but we believe that having a long-term investment horizon and being invested in quality products can help you reach your goals.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value the relationship and will continue to focus on our disciplined investment approach and long-term perspective to help investors reach their financial goals.

Sincerely,

/s/ James A. Bowen
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
MARKET OVERVIEW
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                                 ANNUAL REPORT
                               SEPTEMBER 30, 2015

ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF MARKET STRATEGIST
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has over 24 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst (CFA) designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

STATE OF THE ECONOMY/INVESTING

In the current climate, investor sentiment is largely being shaped by three looming factors, in our opinion. They are as follows: slower economic growth and the stock market sell-off in China, uncertainty over the near-term direction of oil prices and the Federal Reserve's timetable for initiating its first increase of the federal funds target rate since June 2006. It has stood at 0-0.25% since December 2008. The S&P 500(R) Index posted its first correction in four years in August. The S&P 500(R) Index typically experiences a 10% or more correction every 18 months, on average, according to Sam Stovall, chief stock strategist at S&P Capital IQ. Stovall also noted that it typically takes just four months for the index to recover from a correction, according to Kiplinger. The only major sector in the index that posted a positive total return in Q3 2015 was Utilities, up 5.40%, according to Bloomberg. Utilities are considered to be defensive in nature. The S&P 500(R) Index was down 6.44% in the quarter.

Data from the Bureau of Labor Statistics shows that the Consumer Price Index ("CPI") headline rate in the U.S. stood at 0.2%, on a year-over-year basis, in August 2015, the most recent month available. The CPI core rate, which excludes the more volatile food and energy categories, stood at 1.8% in August. The Federal Reserve (the "Fed") tends to track this inflation rate more closely than the headline rate. The Fed has stated that its goal is to keep the CPI core rate at or below 2.0%. The U.S. economy did accelerate in Q2 2015, as reported in late September, but we have seen such growth spurts before only to see them dissipate. Real U.S. GDP came in at 3.9% (annualized) in Q2 2015, up from an annualized 0.6% in Q1 2015, according to the Bureau of Economic Analysis. From June 2009 through June 2015, U.S. real GDP growth averaged 2.1%.

Corporate America remains cash rich. The cash and equivalents balance in the S&P 500(R) Index, excluding Financials, Utilities and Transportation companies, stood at $1.43 trillion in Q2 2015, the latest data available, according to FactSet. That amount was up 5.5% year-over-year and up 3.9% from Q1 2015. What makes this metric even more compelling, in our opinion, is that in addition to all of the increases in stock dividend distributions (see below) and capital spent on stock repurchases, these companies spent $55.4 billion on research and development in Q2 2015, the most in a decade, according to FactSet.

STATE OF DIVIDEND INCOME DISTRIBUTIONS

The number of publicly traded companies paying a cash dividend rose over the past 12 months. While the percentage of payers in the S&P 500(R) Index fell slightly from 84.3% in Q3 2014 to 83.8% in Q3 2015, the percentage in the S&P MidCap 400(R) Index increased from 67.5% in Q3 2014 to 70.5% in Q3 2015, according to S&P Dow Jones Indices. The percentage of payers in the S&P SmallCap 600(R) Index rose from 51.2% in Q3 2014 to 53.9% in Q3 2015.

The financial sector was the top contributor to the total dividend payout of the S&P 500(R) Index at the close of Q3 2015. As of September 30, 2015, financial stocks were contributing 15.56% of the S&P 500(R) Index's dividend distribution, according to S&P Dow Jones Indices. The other nine major sectors contributed the following as of September 30, 2015: Information Technology (15.39%); Consumer Staples (12.31%); Energy (11.34%); Health Care (11.22%); Industrials (10.89%);
Consumer Discretionary (9.12%); Telecommunication Services (5.80%); Utilities (5.33%); and Materials (3.04%).

The S&P Dow Jones Indices, which tracks approximately 10,000 U.S. traded stocks, announced that total stock dividend distributions increased by a net (increases less decreases) $10.0 billion in Q3 2015, down from the $12.3 billion increase registered in Q3 2014, according to its own release. For the 12-month period ended September 30, 2015, dividend increases (net) totaled $49.1 billion, down from $55.5 billion for the same period ended September 30, 2014. In Q3 2015, there were 497 dividend increases, down from the 563 dividend increases in Q3 2014. The number of dividends cut or suspended in Q3 2015 totaled 105, up from the 65 cut or suspended in Q3 2014. Energy issues still dominate the dividend reductions, according to Howard Silverblatt, senior index analyst at S&P Dow Jones Indices.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ TECHNOLOGY DIVIDEND INDEX FUND (TDIV)

The First Trust NASDAQ Technology Dividend Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ Technology Dividend Index(SM) (the "Index"). The shares of the Fund are listed and trade on The NASDAQ(R) Stock Market LLC under the ticker symbol "TDIV." The Fund will normally invest at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in the common stocks and/or depositary receipts included in the Index.

The Index includes up to 100 Technology and Telecommunications companies that pay a regular or common dividend. To be selected for the Index, a company must be classified as a Technology or Telecommunications company under the Industry Classification Benchmark ("ICB") and have a minimum market capitalization of $500 million. International securities in the Index are U.S.-listed securities of non-U.S. companies, some of which may be located in emerging markets.

---------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                            CUMULATIVE          AVERAGE ANNUAL
                                                                                           TOTAL RETURNS         TOTAL RETURNS
                                                                         1 Year Ended   Inception (8/13/12)   Inception (8/13/12)
                                                                           9/30/15          to 9/30/15            to 9/30/15
FUND PERFORMANCE
 NAV                                                                        -7.92%            32.31%                 9.35%
 Market Price                                                               -8.15%            32.02%                 9.28%

INDEX PERFORMANCE
 NASDAQ Technology Dividend Index(SM)                                       -7.39%            35.03%                10.07%
 S&P 500(R) Index                                                           -0.61%            46.14%                12.88%
 S&P 500 Information Technology Index                                        2.12%            44.60%                12.50%
---------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 27.)


PERFORMANCE REVIEW

The Fund generated a net asset value ("NAV") return of -7.92% during the 12-month period covered by this report. During the same period, the benchmark S&P 500(R) Index generated a return of -0.61%. The Internet Software & Services industry was the top-contributing industry in the Fund with a 0.2% contribution to return. The Fund's holdings from the industry had an average weighting of 0.7% and returned 28.8%. Within the industry, j2 Global Inc. was the best-performing security with a 46.1% return, followed by NetEase, Inc., which had a return of 36.1%. The Wireless Telecommunication Services industry was the worst-performing industry with a -25.8% return. On a relative basis, the Fund underperformed the benchmark. The Fund's exposure to the IT Services industry was the main driver behind the underperformance. The Fund held the IT Services industry at an average weighting of 9.2%, 5.7% higher than the benchmark, and returned -17.2%, 24.9% lower than the benchmark, causing a -1.8% drag. International Business Machines Co., in particular, caused -1.5% of that drag from the Fund being overweight the poor-performing security.

-----------------------------
NASDAQ(R), OMX(R), NASDAQ OMX(R), and NASDAQ Technology Dividend Index(SM) are registered trademarks and service marks of The NASDAQ OMX Group, Inc. (which with its affiliates is referred to as the "Corporations") and are licensed for use by First Trust on behalf of the Fund. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ TECHNOLOGY DIVIDEND INDEX FUND (TDIV) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                       79.38%
Telecommunication Services                   19.17
Consumer Discretionary                        0.81
Industrials                                   0.50
Health Care                                   0.14
                                            ------
     Total                                  100.00%
                                            ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Intel Corp.                                   8.59%
Microsoft Corp.                               8.27
Cisco Systems, Inc.                           8.25
International Business Machines Corp.         7.97
Apple, Inc.                                   7.96
Oracle Corp.                                  3.96
QUALCOMM, Inc.                                3.86
Texas Instruments, Inc.                       3.27
Hewlett-Packard Co.                           2.45
                                            ------
     Total                                   54.58%
                                            ======

                         PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                             AUGUST 13, 2012 - SEPTEMBER 30, 2015

            First Trust NASDAQ Technology  NASDAQ Technology   S&P 500(R)  S&P 500 Information
            Dividend Index Fund            Dividend Index(SM)  Index       Technology Index
8/13/12     $10,000                        $10,000             $10,000     $10,000
9/30/12       9,928                          9,935              10,290      10,247
3/31/13      10,915                         10,959              11,339      10,105
9/30/13      11,665                         11,751              12,281      10,954
3/31/14      13,185                         13,329              13,817      12,690
9/30/14      14,369                         14,579              14,704      14,160
3/31/15      14,459                         14,712              15,576      14,989
9/30/15      13,230                         13,502              14,614      14,460

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2015

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 14, 2012 (commencement of trading) through September 30, 2015. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
8/14/12 - 9/30/12         33          0          0          0             0          0          0          0
10/1/12 - 9/30/13        230          1          0          0            19          0          0          0
10/1/13 - 9/30/14        210          1          0          0            39          2          0          0
10/1/14 - 9/30/15        161          3          0          0            84          4          0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (MDIV)

The Multi-Asset Diversified Income Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ Multi-Asset Diversified Income Index(SM) (the "Index"). The shares of the Fund are listed and trade on The NASDAQ(R) Stock Market LLC under the ticker symbol "MDIV." The Fund will normally invest at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in the common stocks and/or depositary receipts (20%), real estate investment trusts ("REITs") (20%), preferred securities (20%), master limited partnerships ("MLPs") (20%) and an exchange-traded fund ("ETF") (20%) that comprise the Index (each an "Index Segment"). The percentages provided reflect the approximate percentages of each of the Index Segments included in the Index as of each quarterly rebalance. The percentages will vary from these amounts between rebalances of the Index.

The Index is designed to provide access to a diversified portfolio of small-, mid-, and large-capitalization income-producing securities, which include domestic and international dividend-paying stocks, REITs, oil and gas or basic materials MLPs, U.S.-listed preferred securities and an exchange-traded fund that invests in high-yield or "junk" bonds. International securities included in the Index are U.S.-listed securities of non-U.S. companies, some of which may be located in emerging markets.

---------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                            CUMULATIVE          AVERAGE ANNUAL
                                                                                           TOTAL RETURNS         TOTAL RETURNS
                                                                         1 Year Ended   Inception (8/13/12)   Inception (8/13/12)
                                                                           9/30/15          to 9/30/15            to 9/30/15
FUND PERFORMANCE
 NAV                                                                        -8.57%            10.16%                 3.14%
 Market Price                                                               -8.61%            10.21%                 3.15%

INDEX PERFORMANCE
 NASDAQ Multi-Asset Diversified Income Index(SM)                            -7.82%            12.57%                 3.85%
 S&P 500(R) Index                                                           -0.61%            46.14%                12.88%
 Dow Jones U.S. Select Dividend Index(SM)*                                   2.24%            42.75%                12.04%
---------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 27.)


PERFORMANCE REVIEW

The Fund generated a NAV return of -8.57% during the 12-month period covered by this report. During the same period, the benchmark S&P 500(R) Index generated a return of -0.61%. The MLP sleeve, which was weighted at an average 18.3% over the period, was the worst-performing sleeve with a -44.4% return, causing a -10.1% contribution to the Fund's return. The Equity sleeve, which was the top-performing sleeve, contributed 2.1% to the Fund's return with a 7.4% total return. The Preferred security sleeve, which had an average weighting of 19.0%, returned 4.5% and contributed 0.8%. The high-yield corporate debt ETF sleeve, with an average weighting of 19.3% over the period, returned 0.6%, creating a 0.1% contribution. The REITs sleeve, which had an average weighting of 20.5% over the period, returned -0.5% and contributed -0.1%.

* The Dow Jones U.S. Select Dividend Index(SM) represents 100 of the United States' leading stocks by dividend yield.

-----------------------------
NASDAQ(R), OMX(R), NASDAQ OMX(R), and NASDAQ Multi-Asset Diversified Income Index(SM) are registered trademarks and service marks of The NASDAQ OMX Group, Inc. (which with its affiliates is referred to as the "Corporations") and are licensed for use by First Trust on behalf of the Fund. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (MDIV) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Financials                                   63.92%
Energy                                       18.74
Utilities                                    10.62
Industrials                                   2.28
Consumer Discretionary                        1.16
Telecommunication Services                    1.00
Consumer Staples                              0.77
Materials                                     0.69
Health Care                                   0.46
Information Technology                        0.36
                                            ------
     Total                                  100.00%
                                            ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
First Trust Tactical High Yield ETF          20.12%
Enterprise Products Partners, L.P.            1.40
Capital Product Partners, L.P.                1.09
Northern Tier Energy, L.P.                    1.03
LaSalle Hotel Properties                      0.99
Education Realty Trust, Inc.                  0.99
Dorchester Minerals, L.P.                     0.99
Teekay LNG Partners, L.P.                     0.99
EPR Properties                                0.98
GEO Group, Inc.                               0.96
                                            ------
     Total                                   29.54%
                                            ======


                            PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                AUGUST 13, 2012 - SEPTEMBER 30, 2015

            Multi-Asset Diversified  NASDAQ Multi-Asset            S&P 500(R)  Dow Jones U.S. Select
            Income Index Fund        Diversified Income Index(SM)  Index       Dividend Index(SM)
8/13/12     $10,000                  $10,000                       $10,000     $10,000
9/30/12      10,118                   10,132                        10,290      10,134
3/31/13      11,236                   11,298                        11,339      11,370
9/30/13      10,936                   11,020                        12,281      12,105
3/31/14      11,647                   11,775                        13,817      13,620
9/30/14      12,048                   12,211                        14,704      13,962
3/31/15      12,174                   12,407                        15,576      15,001
9/30/15      11,016                   11,256                        14,614      14,275

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2015

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 14, 2012 (commencement of trading) through September 30, 2015. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
8/14/12 - 9/30/12         33          0          0          0             0          0          0          0
10/1/12 - 9/30/13        217          2          0          0            31          0          0          0
10/1/13 - 9/30/14        206          2          0          0            42          2          0          0
10/1/14 - 9/30/15        175          2          0          0            67          8          0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV)

The International Multi-Asset Diversified Income Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before fees and expenses) of an index called the NASDAQ International Multi-Asset Diversified Income Index(SM) (the "Index"). The shares of the Fund are listed and trade on The NASDAQ(R) Stock Market LLC under the ticker symbol "YDIV." The Fund will normally invest at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in non-U.S. dividend-paying equity securities and/or depositary receipts (20%), non-U.S. real estate investment trusts ("REITs") (20%), non-U.S. preferred securities (20%), infrastructure companies (20%) and an exchange-traded fund ("ETF") (20%), all of which comprise the Index (each an "Index Segment"). The percentages provided reflect the approximate percentages of each of the Index Segments included in the Index as of each quarterly rebalance. The percentages will vary from these amounts between rebalances of the Index.

The Index is designed to provide access to a diversified portfolio of small-, mid-, and large-capitalization income-producing securities, which are composed of non-U.S. dividend-paying equity securities, non-U.S. REITs, non-U.S. preferred securities, infrastructure companies, some of which may be located in emerging markets, and an index-based ETF. The ETF in which the Fund invests may invest in high yield fixed-income securities, commonly referred to as "junk bonds."

---------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                            CUMULATIVE          AVERAGE ANNUAL
                                                                                           TOTAL RETURNS         TOTAL RETURNS
                                                                         1 Year Ended   Inception (8/22/13)   Inception (8/22/13)
                                                                           9/30/15          to 9/30/15            to 9/30/15
FUND PERFORMANCE
 NAV                                                                       -17.29%            -10.77%               -5.26%
 Market Price                                                              -17.49%            -10.28%               -5.02%

INDEX PERFORMANCE
 NASDAQ International Multi-Asset Diversified Income Index(SM)             -16.40%             -8.11%               -3.93%
 MSCI World Index Ex-US                                                    -10.14%             -1.12%               -0.53%
 Dow Jones EPAC Select Dividend(TM) Index*                                 -17.75%             -9.44%               -4.60%
---------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 27.)


PERFORMANCE REVIEW

The Fund generated a NAV return of -17.29% during the 12-month period covered by this report. During the same period, the benchmark MSCI World Index Ex-U.S. generated a return of -10.14%. Over the period, the non-U.S. preferred sleeve was the worst-performing sleeve with a -32.4% return and a -5.1% contribution. The top-performing sleeve was the non-U.S. fixed income ETF sleeve with a -10.4% return and a -2.1% contribution. Many currencies did not aid in the performance of the Fund as the U.S. Dollar strengthened versus many currencies; however, the British Pence and Hong Kong Dollar delivered 0.5% and 0.15% contributions, respectively, to the Fund's performance.

* The Dow Jones EPAC Select Dividend(TM) Index measures the performance of a selected group of companies, from non-U.S. developed markets (Europe, Pacific Asia, and Canada), that have provided relatively high dividend yields on a consistent basis over time.

-----------------------------
NASDAQ(R), OMX(R), NASDAQ OMX(R), and NASDAQ International Multi-Asset Diversified Income Index(SM) are registered trademarks and service marks of The NASDAQ OMX Group, Inc. (which with its affiliates is referred to as the "Corporations") and are licensed for use by First Trust on behalf of the Fund. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Financials                                   70.78%
Utilities                                    20.48
Energy                                        3.05
Industrials                                   1.98
Telecommunication Services                    1.31
Consumer Discretionary                        1.17
Materials                                     0.70
Information Technology                        0.53
                                            ------
     Total                                  100.00%
                                            ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Market Vectors Emerging Markets Local
   Currency Bond ETF                         19.85%
Commonwealth Bank of Australia,
   Series VII                                 1.68
Royal Bank of Canada, Series BD               1.60
Australia & New Zealand Banking Group
   Ltd., Series CPS2                          1.52
Australia & New Zealand Banking Group
   Ltd., Series CPS3                          1.46
Westpac Banking Corp., Series CN1             1.28
TransAlta Corp.                               1.27
Keppel Infrastructure Trust                   1.24
National Australia Bank Ltd.,
   Series CPS                                 1.22
National Australia Bank Ltd.,
   Series CPS2                                1.17
                                            ------
     Total                                   32.29%
                                            ======

-----------------------------------------------------------
                                           % OF TOTAL
COUNTRY ALLOCATION*                  LONG-TERM INVESTMENTS
-----------------------------------------------------------
Australia                                    21.33%
United States                                19.85
Canada                                       19.69
Singapore                                     9.29
United Kingdom                                3.96
Hong Kong                                     2.95
Malaysia                                      2.74
Taiwan                                        2.60
Thailand                                      2.14
Sweden                                        2.04
France                                        1.95
China                                         1.26
Switzerland                                   1.16
Germany                                       1.15
South Africa                                  1.15
Chile                                         1.14
Finland                                       0.97
Czech Republic                                0.95
New Zealand                                   0.77
Italy                                         0.76
Netherlands                                   0.67
Bermuda                                       0.50
Israel                                        0.33
Norway                                        0.33
Austria                                       0.32
                                            ------
     Total                                  100.00%
                                            ======


* Portfolio securities are categorized based upon their country of incorporation, which can be different (from the country categorization of the Fund's underlying index.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV) (CONTINUED)

                                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                     AUGUST 22, 2012 - SEPTEMBER 30, 2015

            International Multi-Asset      NASDAQ International Multi-Asset  MSCI World   Dow Jones EPAC Select
            Diversified Income Index Fund  Diversified Income Index(SM)      Index Ex-US  Dividend(TM) Index
8/13/12     $10,000                        $10,000                           $10,000      $10,000
9/30/13      10,380                         10,424                            10,493       10,600
3/31/14      10,759                         10,883                            11,158       11,499
9/30/14      10,788                         10,991                            11,003       11,009
3/31/15      10,290                         10,552                            11,003       10,575
9/30/15       8,923                          9,189                             9,887        9,056

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2015

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 23, 2013 (commencement of trading) through September 30, 2015. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
8/23/13 - 9/30/13         17          1          0          0             8          0          0          0
10/1/13 - 9/30/14         47         89         55          2            41         17          1          0
10/1/14 - 9/30/15        105         98         18          1            23          3          4          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST HIGH INCOME ETF (FTHI)

The First Trust High Income ETF (the "Fund" or "FTHI") is an actively managed exchange-traded fund. The Fund's primary investment objective is to provide current income with a secondary objective to provide capital appreciation. The Fund invests primarily in U.S. equity securities of all market capitalizations, favoring high dividend-paying common stocks. The Fund also employs an "option strategy" in which it writes U.S. exchange-traded covered call options on the S&P 500(R) Index (the "Index"), in order to seek additional cash flow in the form of option premiums. These premiums may be distributed to shareholders on a monthly basis. The shares of the Fund are listed and trade on the NASDAQ(R) Stock Market LLC under the ticker symbol "FTHI."

PORTFOLIO MANAGEMENT TEAM

Portfolio management decisions are made under the direction of the First Trust Advisors Investment Committee. Daily decisions are made primarily by two investment committee members:

John Gambla, CFA, Senior Portfolio Manager
Rob A. Guttschow, CFA, Senior Portfolio Manager

OVERALL MARKET RECAP

U.S. economic growth remained solid during the fiscal period from October 1, 2014 to September 30, 2015. During the period, U.S. GDP grew by an estimated 2.1% with the headline U.S. unemployment rate falling in tandem, dropping from 5.9% in September of 2014 to 5.1% in September of 2015. The total number of new non-farm payroll jobs created during the fiscal period was estimated at 2.7 million, or approximately 229,000 per month.

The overall steady performance of the U.S. economy and the declining unemployment rate did not however, translate into higher stock prices or higher interest rates. The Federal Reserve Open Market Committee ("FOMC") left rates unchanged throughout the year, as global economic concerns weighed heavily on potential future U.S. growth. In the early portion of the fiscal period, a collapse in the price of oil and a simultaneous rally in the U.S. dollar created deflationary pressures in the global economy and economic headwinds for U.S. exports. Shortly thereafter, the Greek debt restructuring process took several unexpected twists and turns, which created market uncertainty in Europe and further boosted the U.S. dollar rally. Finally, near the end of the fiscal period, China's economy along with a variety of other emerging market economies appeared to be slowing quickly, resulting in more global growth uncertainty.

During this fiscal period, U.S. equity markets, as represented by the Index, posted a total return of -0.61%. For the first half of the fiscal period, the Index rallied 5.92% on the continued growth in the U.S. economy, which boded well for U.S. corporate profits. However, during the second half of the fiscal period, the Index declined -6.18%, as U.S. corporate earnings and future estimated earnings declined, due to the economic headwinds created by the strong dollar and slowing emerging market economies (especially China).

---------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                            CUMULATIVE          AVERAGE ANNUAL
                                                                                           TOTAL RETURNS         TOTAL RETURNS
                                                                         1 Year Ended   Inception (1/6/14)    Inception (1/6/14)
                                                                           9/30/15          to 9/30/15            to 9/30/15
FUND PERFORMANCE
 NAV                                                                        -0.96%             3.66%                 2.10%
 Market Price                                                               -1.01%             3.60%                 2.06%

INDEX PERFORMANCE
 CBOE S&P 500 BuyWrite Monthly Index*                                        0.36%             6.96%                 3.96%
 S&P 500(R) Index                                                           -0.61%             8.93%                 5.06%
---------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 27.)


* The CBOE S&P 500 BuyWrite Monthly Index is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500(R) Index.

--------------------------------------------------------------------------------
FIRST TRUST HIGH INCOME ETF (FTHI) (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE REVIEW

The Fund returned -1.01% on a market price basis and -0.96% on a NAV basis for the 12-month period ended September 30, 2015. The Fund's benchmark, the CBOE S&P 500 BuyWrite Monthly Index ("Benchmark") returned 0.36% during the same period. During the fiscal period, the Fund paid a distribution in each of the months, with the payable date being the last business day of the month. The average monthly distribution has been $0.0844 per share, with the September 30, 2015 NAV equal to $19.12.

The Fund invests primarily in U.S. equity securities of all market capitalizations, favoring high dividend-paying common stocks. Additionally, the Fund utilizes an "option strategy" of writing (selling) slightly out-of-the-money Index call options to seek additional cash flow in the form of option premiums which may be distributed to shareholders on a monthly basis as incremental dividends.

The Fund tilts its equity holdings toward higher-paying dividend stocks and attempts to limit the amount of overlap between the equity holdings and the Index. By limiting the overlap between the equity holdings and the Index, the Fund seeks to maintain the favorable tax treatment for any gains/losses from the Index options held in the portfolio. Additionally, during this period, where possible, the portfolio managers favored lower beta companies and companies that were generating enough free cash flow to pay dividends, execute stock buybacks, and/or pay down debt. The portfolio managers believe that a portfolio tilted toward higher dividend paying companies with solid cash flow fundamentals and lower betas will, over time, offer investors attractive risk-adjusted total returns relative to the Index.

For the fiscal period, the Fund's "option strategy" of selling Index call options underperformed the Benchmark's option strategy. The underperformance was driven by the Fund's conservative overwrite position, overwriting approximately 55% of the Fund's assets versus the Benchmark's 100% overwrite. Additionally, the Fund's strategy of writing out-of-the-money calls resulted in a small amount of underperformance over the period relative to the Index strategy using at-the-money calls.

The Fund's equity holdings during the period underperformed the Benchmark's equity holdings, resulting in the additional underperformance of the Fund versus the Benchmark during the period. The Fund's tilt toward higher dividend-paying stocks, in combination with the Fund's position in lower-beta securities and securities with attractive cash flow characteristics, resulted in underperformance versus the broader large-cap market, as represented by the Index.

MARKET AND FUND OUTLOOK

Today, we believe the Fund is well positioned to achieve its primary and secondary investment objectives of providing current income and capital appreciation. The Fund is invested in a broad array of U.S. equity securities with a market cap weighted dividend yield of 2.54% versus the Index dividend yield of 2.13%. As of the end of the fiscal period, the Fund's option strategy was overwriting 66% of the Fund's assets with an average time to expiration of 50 days. The combination of our dividend-tilted equity holdings plus our options strategy provide the Fund a strong base that we believe will allow the Fund to generate attractive risk-adjusted total returns going forward and be supportive of the Fund's primary objective of providing current income.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST HIGH INCOME ETF (FTHI) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                       21.75%
Industrials                                  18.54
Consumer Discretionary                       18.20
Health Care                                  13.78
Consumer Staples                             11.15
Energy                                        7.68
Telecommunication Services                    4.39
Financials                                    3.30
Materials                                     1.21
                                            ------
     Total                                  100.00%
                                            ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Apple, Inc.                                   4.35%
Lockheed Martin Corp.                         2.65
Thomson Reuters Corp.                         2.64
Casey's General Stores, Inc.                  2.64
General Electric Co.                          2.63
United Parcel Service, Inc., Class B          2.61
Home Depot (The), Inc.                        2.60
Johnson & Johnson                             2.55
Exxon Mobil Corp.                             2.54
Philip Morris International, Inc.             2.54
                                            ------
     Total                                   27.75%
                                            ======


          PERFORMANCE OF A $10,000 INITIAL INVESTMENT
             JANUARY 6, 2014 - SEPTEMBER 30, 2015

            First Trust High  CBOE S&P 500 BuyWrite  S&P 500(R)
            Income ETF        Monthly Index          Index
1/6/14      $10,000           $10,000                $10,000
3/31/14      10,093            10,250                 10,299
9/30/14      10,466            10,657                 10,960
3/31/15      10,918            10,748                 11,610
9/30/15      10,366            10,696                 10,893

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2015

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 7, 2014 (commencement of trading) through September 30, 2015. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
1/7/14 - 9/30/14          85          1          0          0            98          1          0          0
10/1/14 - 9/30/15        117          3          1          3           125          3          0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LOW BETA INCOME ETF (FTLB)

The First Trust Low Beta Income ETF (the "Fund" or "FTLB") is an actively managed exchange-traded fund. The Fund's investment objective is to provide current income. The Fund invests primarily in U.S. equity securities of all market capitalizations, favoring high dividend-paying common stocks. The Fund also employs an option strategy in which it writes U.S. exchange-traded covered call options on the S&P 500(R) Index (the "Index") in order to seek additional cash flow in the form of premiums on the options. Those premiums may be distributed to shareholders on a monthly basis or used to purchase U.S. exchange-traded put options on the Index that seek to provide the Fund with downside protection and which are expected to reduce the Fund's price sensitivity to declining markets. The shares of the Fund are listed and trade on the NASDAQ(R) Stock Market LLC under the ticker symbol "FTLB."

PORTFOLIO MANAGEMENT TEAM

Portfolio management decisions are made under the direction of the First Trust Advisors Investment Committee. Daily decisions are made primarily by two investment committee members:

John Gambla, CFA, Senior Portfolio Manager
Rob A. Guttschow, CFA, Senior Portfolio Manager

OVERALL MARKET RECAP

U.S. economic growth remained solid during the fiscal period from October 1, 2014 to September 30, 2015. During the period, U.S. GDP grew by an estimated 2.1% with the headline U.S. unemployment rate falling in tandem, dropping from 5.9% in September of 2014 to 5.1% in September of 2015. The total number of new non-farm payroll jobs created during the fiscal period was estimated at 2.7 million, or approximately 229,000 per month.

The overall steady performance of the U.S. economy and the declining unemployment rate did not translate into higher stock prices or higher interest rates. The Federal Reserve Open Market Committee ("FOMC") left rates unchanged throughout the year, as global economic concerns weighed heavily on potential future U.S. growth. In the early portion of the fiscal period, a collapse in the price of oil and a simultaneous rally in the U.S. dollar created deflationary pressures in the global economy and economic headwinds for U.S. exports. Shortly thereafter, the Greek debt restructuring process took several unexpected twists and turns, which created market uncertainty in Europe and further boosted the U.S. dollar rally. Finally, near the end of the fiscal period, China's economy along with a variety of other emerging market economies appeared to be slowing quickly, resulting in more global growth uncertainty.

During this fiscal period, U.S. equity markets, as represented by the Index, posted a total return of -0.61%. For the first half of the fiscal period, the Index rallied 5.92% on the continued growth in the U.S. economy, which boded well for U.S. corporate profits. However, during the second half of the fiscal period, the Index declined -6.18%, as U.S. corporate earnings and future estimated earnings declined, due to the economic headwinds created by the strong dollar and slowing emerging market economies (especially China).

---------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                            CUMULATIVE          AVERAGE ANNUAL
                                                                                           TOTAL RETURNS         TOTAL RETURNS
                                                                         1 Year Ended   Inception (1/6/14)    Inception (1/6/14)
                                                                           9/30/15          to 9/30/15            to 9/30/15
FUND PERFORMANCE
 NAV                                                                        -2.26%             1.48%                 0.85%
 Market Price                                                               -2.65%             1.48%                 0.85%

INDEX PERFORMANCE
 CBOE S&P 500 95-110 Collar Index*                                          -3.93%             2.77%                 1.59%
 S&P 500(R) Index                                                           -0.61%             8.93%                 5.06%
---------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 27.)


* The CBOE S&P 500 95-110 Collar Index is a designed to protect an investment in S&P 500(R) stocks against market declines. The passive collar strategy reflected by the index entails: holding the stocks in the S&P 500(R) Index; buying three-month S&P 500(R) put options to protect this S&P 500(R) portfolio from market decreases; and selling one-month S&P 500(R) call options to help finance the cost of the put options.

--------------------------------------------------------------------------------
FIRST TRUST LOW BETA INCOME ETF (FTLB) (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE REVIEW

The Fund returned -2.65% on a market price basis and -2.26% on a NAV basis for the 12-month period ended September 30, 2015. The Fund's benchmark, the CBOE S&P 500 95-110 Collar Index ("Benchmark") returned -3.93% during the same period. During the fiscal period, the Fund paid a distribution in each of the months, with the payable date being the last business day of the month. The average monthly distribution has been $0.0609 per share, with the September 30, 2015 NAV equal to $19.05.

The Fund invests primarily in U.S. equity securities of all market capitalizations, favoring high dividend-paying common stocks. Additionally, the Fund utilizes an "option strategy" of writing (selling) slightly out-of-the-money Index call options to seek additional cash flow in the form of option premiums. The option premiums may be distributed to shareholders on a monthly basis as incremental dividends or be used to purchase puts on the Index to buffer the Fund's downside in the case of market sell-offs.

The Fund tilts its equity holdings toward higher-paying dividend stocks and attempts to limit the amount of overlap between the equity holdings and the Index. By limiting the overlap between the equity holdings and the Index, the Fund seeks to maintain favorable tax treatment for any gains/losses from the Index options held in the portfolio. Additionally, during this performance period where possible, the portfolio managers favored lower-beta companies and companies that were generating enough free cash flow to pay dividends, execute stock buybacks, and/or pay down debt. The portfolio managers believe that a portfolio tilted toward higher dividend-paying companies with solid cash flow fundamentals and lower betas will, over time, offer investors attractive risk-adjusted total returns relative to the Index.

For the fiscal period, the Fund's "option strategy" of selling Index call options and purchasing out-of-the-money puts has outperformed the Benchmark's option strategy. The Fund typically sells call options which are 1% to 3% out-of-the-money relative to the Index and buys puts approximately 10% out-of-the-money. The Benchmark's call options are 10% out-of-the-money and the puts are 5% out-of-the-money. During this fiscal period, the Index (the underlying equity portfolio for the Benchmark) was slightly down on a price basis, resulting in the Fund benefitting from its call option overwriting program more so than the Benchmark strategy. Additionally, despite the market sell-off in the second half of the fiscal period, the put strategies for both the Fund and the Benchmark were drags on performance; however, the Fund's put strategy was less of a drag on performance than the strategy was for the Benchmark strategy.

The Fund's equity holdings during the performance period underperformed the Benchmark's equity holdings, diminishing but not removing the Fund's overall outperformance versus the Benchmark. The Fund's tilt toward higher dividend-paying stocks, in combination with the Fund's position in lower-beta securities and securities with attractive cash flow characteristics resulted in underperformance versus the broader large cap market, as represented by the Index.

MARKET AND FUND OUTLOOK

Today, we believe the Fund is well positioned to achieve its objective of providing current income. The Fund is invested in a broad array of U.S. equity securities with a market cap weighted dividend yield of 2.54% versus the Index dividend yield of 2.13%. As of the end of the fiscal period, the notional value of the Fund's option strategy was 69% of NAV for the short calls and 32% of NAV for the long puts. The average time to expiration for the calls was 47 days and 62 days for the puts. The combination of dividend-tilted equity holdings plus option strategy provide the Fund a strong base that we believe will allow the Fund to generate attractive risk-adjusted total returns going forward and be supportive of the Fund's objective of providing current income.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LOW BETA INCOME ETF (FTLB) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                       21.74%
Industrials                                  18.55
Consumer Discretionary                       18.20
Health Care                                  13.78
Consumer Staples                             11.14
Energy                                        7.68
Telecommunication Services                    4.40
Financials                                    3.30
Materials                                     1.21
                                            ------
     Total                                  100.00%
                                            ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Apple, Inc.                                   4.35%
Lockheed Martin Corp.                         2.66
Thomson Reuters Corp.                         2.64
Casey's General Stores, Inc.                  2.64
General Electric Co.                          2.63
United Parcel Service, Inc., Class B          2.61
Home Depot (The), Inc.                        2.60
Johnson & Johnson                             2.55
Exxon Mobil Corp.                             2.54
Philip Morris International, Inc.             2.53
                                            ------
     Total                                   27.75%
                                            ======


           PERFORMANCE OF A $10,000 INITIAL INVESTMENT
              JANUARY 6, 2014 - SEPTEMBER 30, 2015

            First Trust Low Beta  CBOE S&P 500         S&P 500(R)
            Income ETF            95-110 Collar Index  Index
1/6/14      $10,000               $10,000              $10,000
3/31/14      10,053                10,203               10,299
9/30/14      10,383                10,697               10,960
3/31/15      10,691                11,013               11,610
9/30/15      10,148                10,277               10,893

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2015

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 7, 2014 (commencement of trading) through September 30, 2015. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
1/7/14 - 9/30/14          88          3          3          0            81         10          0          0
10/1/14 - 9/30/15        128          6          1          0           113          4          0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ RISING DIVIDEND ACHIEVERS ETF (RDVY)

The First Trust NASDAQ Rising Dividend Achievers ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the fees and expenses) of the NASDAQ U.S. Rising Dividend Achievers Index (the "Index"). The Fund normally invests at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in securities that comprise the Index. The Index is composed of the securities of 50 companies with a history of raising their dividends that exhibit the characteristics to continue to do so in the future. The Index is designed to provide access to a diversified portfolio of small-, mid- and large-capitalization income-producing securities. The shares of the Fund are listed and trade on the NASDAQ(R) Stock Market LLC under the ticker symbol "RDVY."

---------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                            CUMULATIVE          AVERAGE ANNUAL
                                                                                           TOTAL RETURNS         TOTAL RETURNS
                                                                         1 Year Ended   Inception (1/6/14)    Inception (1/6/14)
                                                                           9/30/15          to 9/30/15            to 9/30/15
FUND PERFORMANCE
 NAV                                                                        -1.47%             5.31%                 3.03%
 Market Price                                                               -1.48%             5.31%                 3.03%

INDEX PERFORMANCE
 NASDAQ U.S. Rising Dividend Achievers Index                                -1.06%             6.18%                 3.52%
 Dow Jones U.S. Select Dividend Index(SM)*                                   2.24%            10.49%                 5.93%
---------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 27.)


PERFORMANCE REVIEW

The Fund generated a NAV return of -1.47% during the 12-month period covered by this report. During the same period, the benchmark Dow Jones U.S. Select Dividend Index(SM) generated a return of 2.24%. The Health Care sector, which was held in the Fund at an average weighting of 11.0% over the period, was the top-performing sector, in terms of contribution, with a 0.6% contribution to return. The Information Technology sector, which was held in the Fund at an average weighting of 23.3% over the period, was the worst-performing sector, in terms of contribution, with a -2.7% contribution to return. On a relative basis, the Fund underperformed the benchmark. The Information Technology sector had a -1.2% impact on the relative underperformance from the Fund being 21.5% overweight within the poor-performing sector. An even greater impact was caused by the Utilities sector where the Fund did not have any position, which had a 10.0% return for the benchmark, resulting in a -1.4% drag. Within the Energy sector, the Fund significantly outperformed the benchmark by 16.8% and was overweight the benchmark by 4.7%, resulting in a 0.8% enhancement to relative performance.

* The Dow Jones U.S. Select Dividend Index(SM) represents 100 of the United States' leading stocks by dividend yield.

-----------------------------
NASDAQ(R), OMX(R), NASDAQ OMX(R), and NASDAQ U.S. Rising Dividend Achievers Index are registered trademarks and service marks of The NASDAQ OMX Group, Inc. (which with its affiliates is referred to as the "Corporations") and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ RISING DIVIDEND ACHIEVERS ETF (RDVY) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Financials                                   30.48%
Information Technology                       24.29
Industrials                                  12.03
Energy                                       11.70
Consumer Discretionary                        9.90
Health Care                                   9.66
Consumer Staples                              1.94
                                            ------
     Total                                  100.00%
                                            ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Western Digital Corp.                         2.12%
Raytheon Co.                                  2.12
Texas Instruments, Inc.                       2.10
ACE, Ltd.                                     2.10
Cisco Systems, Inc.                           2.08
Twenty-First Century Fox, Inc.                2.08
Chubb Corp.                                   2.08
PNC Financial Services Group, Inc.            2.07
Motorola Solutions, Inc.                      2.07
Aflac, Inc.                                   2.06
                                            ------
     Total                                   20.88%
                                            ======


                     PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                         JANUARY 6, 2014 - SEPTEMBER 30, 2015

            First Trust NASDAQ Rising  NASDAQ U.S. Rising        Dow Jones U.S. Select
            Dividend Achievers ETF     Dividend Achievers Index  Dividend Index(SM)
1/6/14      $10,000                    $10,000                   $10,000
3/31/14      10,204                     10,220                    10,543
9/30/14      10,688                     10,731                    10,807
3/31/15      11,406                     11,473                    11,611
9/30/15      10,531                     10,618                    11,049

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2015

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 7, 2014 (commencement of trading) through September 30, 2015. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
1/7/14 - 9/30/14         123          4          1          0            55          2          0          0
10/1/14 - 9/30/15        155          6          0          0            91          0          0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DORSEY WRIGHT FOCUS 5 ETF (FV)

The First Trust Dorsey Wright Focus 5 ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an index called the Dorsey Wright Focus Five Index (the "Index"). The Fund will normally invest at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in the exchange-traded funds ("ETFs") that comprise the Index. The ETFs in which the Fund invests are advised by First Trust Advisors L.P. ("First Trust"), the Fund's investment advisor. The Index is constructed pursuant to Dorsey, Wright & Associates LLC's (the "Index Provider") proprietary methodology, which takes into account the performance of each of the First Trust sector-based ETFs relative to one another. The Index is designed to provide targeted exposure to the five First Trust sector-based ETFs that the Index Provider believes offer the greatest potential to outperform the other ETFs in the selection universe and that satisfy certain trading volume and liquidity requirements. The shares of the Fund are listed and trade on the NASDAQ(R) Stock Market LLC under the ticker symbol "FV."

---------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                            CUMULATIVE          AVERAGE ANNUAL
                                                                                           TOTAL RETURNS         TOTAL RETURNS
                                                                         1 Year Ended   Inception (3/5/14)    Inception (3/5/14)
                                                                           9/30/15          to 9/30/15            to 9/30/15
FUND PERFORMANCE
 NAV                                                                        7.55%              9.61%                 6.01%
 Market Price                                                               7.50%              9.61%                 6.01%

INDEX PERFORMANCE
 Dorsey Wright Focus Five Index                                             7.89%             10.13%                 6.33%
 S&P 500(R) Index                                                          -0.61%              5.81%                 3.66%
---------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 27.)


PERFORMANCE REVIEW

The Fund generated a NAV return of 7.55% during the 12-month period covered by this report. During the same period, the benchmark S&P 500(R) Index generated a return of -0.61%. The Fund's top-performing holding was the First Trust NYSE Arca Biotechnology Index Fund, also the Fund's current highest-weighted holding at 24.2%, with a return of 10.5% over the period. The First Trust Dow Jones Internet Index Fund returned 8.5% over the period, with a current weighting of 19.9%. The First Trust Health Care AlphaDEX(R) Fund returned 4.3% over the period, with a current weighting of 20.0%. The benchmark had a 4.3% return in the comparable Health Care sector. The First Trust Consumer Staples AlphaDEX(R) Fund returned 8.9% over the period, with a current weighting of 18.5%. The benchmark had a 6.1% return in the comparable Consumer Staples sector. The First Trust Consumer Discretionary AlphaDEX(R) Fund returned 6.6% over the period, with a current weighting of 17.4%. The benchmark had a 13.1% return in the comparable Consumer Discretionary sector.

-----------------------------
The Fund is not sponsored, endorsed, sold or promoted by Dorsey, Wright & Associates LLC ("Dorsey Wright"). Dorsey Wright makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. Dorsey Wright's only relationship to First Trust is the licensing of certain trademarks and trade names of Dorsey Wright and of the Index, which is determined, composed and calculated by Dorsey Wright without regard to First Trust or the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DORSEY WRIGHT FOCUS 5 ETF (FV) (CONTINUED)

            PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                MARCH 5, 2014 - SEPTEMBER 30, 2015

            First Trust Dorsey Wright  Dorsey Wright     S&P 500(R)
            Focus 5 ETF                Focus Five Index  Index
1/6/14      $10,000                    $10,000           $10,000
3/31/14       9,421                      9,416            10,004
9/30/14      10,191                     10,208            10,647
3/31/15      11,995                     12,033            11,278
9/30/15      10,961                     11,013            10,581

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2015

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period March 6, 2014 (commencement of trading) through September 30, 2015. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
3/6/14 - 9/30/14         131          0          0          0            14          0          0          0
10/1/14 - 9/30/15        155         11          0          1            78          7          0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST RBA AMERICAN INDUSTRIAL RENAISSANCE(R) ETF (AIRR)

The First Trust RBA American Industrial Renaissance(R) ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an index called the Richard Bernstein Advisors American Industrial Renaissance(R) Index (the "Index"). The Fund normally invests at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in U.S. equity securities that comprise the Index. The Index is designed to measure the performance of small- and mid-cap U.S. companies in the industrial and community banking sectors. The shares of the Fund are listed and trade on the NASDAQ(R) Stock Market LLC under the ticker symbol "AIRR."

---------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                            CUMULATIVE          AVERAGE ANNUAL
                                                                                           TOTAL RETURNS         TOTAL RETURNS
                                                                         1 Year Ended   Inception (3/10/14)   Inception (3/10/14)
                                                                           9/30/15          to 9/30/15            to 9/30/15
FUND PERFORMANCE
 NAV                                                                       -15.90%            -22.94%               -15.39%
 Market Price                                                              -16.06%            -23.09%               -15.50%

INDEX PERFORMANCE
 Richard Bernstein Advisors American Industrial
    Renaissance(R) Index                                                   -15.03%            -21.85%               -14.63%
 S&P 500(R) Index                                                           -0.61%              5.59%                 3.55%
 S&P 500(R) Industrials Index                                               -3.65%             -1.47%                -0.95%
---------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 27.)


PERFORMANCE REVIEW

The Fund generated a NAV return of -15.90% during the 12-month period covered by this report. During the same period, the benchmark S&P 500(R) Industrials Index generated a return of -3.65%. BWX Technologies, Inc., the Fund's only Aerospace & Defense industry holding, was the top-contributing (+26.1%) and performing (+33.1%) security. The Machinery industry was the worst-contributing (-7.2%) and performing (-25.5%) industry. L.B. Foster Co. and American Railcar Industries, Inc. were the leading laggards in this industry with -73.1% and -49.4% returns, respectively. On a relative basis, the Fund underperformed the benchmark. The Fund, being overweight the Electrical Equipment industry by 17.1% and underperforming by -12.7% caused a -5.6% drag. Likewise, the Machinery industry being overweight in the Fund by 12.7% and underperforming by -11.9% caused a -4.9% drag. 1.4% of underperformance was reversed due to the Road & Rail industry, where the Fund held no position but the benchmark held a 9.9% position in the poor-performing industry (-19.6%).

-----------------------------
The Fund is not sponsored, endorsed, sold or promoted by Richard Bernstein Advisors ("RBA" or "Licensor"). RBA makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. RBA's only relationship to First Trust is the licensing of certain trademarks and trade names of RBA and of the Index, which is determined, composed and calculated by RBA without regard to First Trust or the Fund. Licensor has no obligation to take the needs of First Trust or the owners of the Fund into consideration in determining, composing or calculating the Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be listed or in the determination or calculation of the equation by which the Fund is to be converted into cash. Licensor has no obligation or liability in connection with the administration, marketing or trading of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST RBA AMERICAN INDUSTRIAL RENAISSANCE(R) ETF (AIRR) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Industrials                                  94.35%
Financials                                    5.65
                                            ------
     Total                                  100.00%
                                            ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Global Brass & Copper Holdings, Inc.          4.34%
Comfort Systems USA, Inc.                     4.13
Dycom Industries, Inc.                        3.73
BWX Technologies, Inc.                        3.68
Primoris Services Corp.                       3.53
US Ecology, Inc.                              3.41
Douglas Dynamics, Inc.                        3.40
AZZ, Inc.                                     3.35
EMCOR Group, Inc.                             3.28
Acuity Brands, Inc.                           3.20
                                            ------
     Total                                   36.05%
                                            ======


                                 PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                     MARCH 10, 2014 - SEPTEMBER 30, 2015

            First Trust RBA American       Richard Bernstein Advisors American  S&P 500(R)  S&P 500(R)
            Industrial Renaissance(R) ETF  Industrial Renaissance(R) Index      Index       Industrials Index
3/10/14     $10,000                        $10,000                              $10,000     $10,000
3/31/14       9,805                          9,810                                9,983       9,955
9/30/14       9,163                          9,197                               10,624      10,226
3/31/15       9,555                          9,630                               11,254      10,824
9/30/15       7,706                          7,815                               10,559       9,853

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2015

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period March 11, 2014 (commencement of trading) through September 30, 2015. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
3/11/14 - 9/30/14        104          4          0          0            31          3          0          0
10/1/14 - 9/30/15        127          5          0          0           116          4          0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST RBA QUALITY INCOME ETF (QINC)

The First Trust RBA Quality Income ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an index called the Richard Bernstein Advisors Quality Income Index (the "Index"). The Fund normally invests at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in U.S. and non-U.S., including emerging market, equity securities that comprise the Index. The non-U.S. equity securities may include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") or other depositary receipts. The Index is designed to provide access to a diversified portfolio of small-, mid- and large-capitalization income-producing equity securities. The Index is focused on total return through a combination of dividend income and capital appreciation. The Index attempts to control the risks associated with investing in higher-yielding stocks, yet maintain attractive current income. The shares of the Fund are listed and trade on the NASDAQ(R) Stock Market LLC under the ticker symbol "QINC."

---------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                            CUMULATIVE          AVERAGE ANNUAL
                                                                                           TOTAL RETURNS         TOTAL RETURNS
                                                                         1 Year Ended   Inception (3/10/14)   Inception (3/10/14)
                                                                           9/30/15          to 9/30/15            to 9/30/15
FUND PERFORMANCE
 NAV                                                                        3.49%              4.67%                 2.97%
 Market Price                                                               2.77%              4.10%                 2.61%

INDEX PERFORMANCE
 Richard Bernstein Advisors Quality Income Index                            4.36%              6.05%                 3.84%
 S&P 500(R) Index                                                          -0.61%              5.59%                 3.55%
 Dow Jones U.S. Select Dividend Index(SM)*                                  2.24%              7.54%                 4.77%
---------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 27.)


PERFORMANCE REVIEW

The Fund generated a NAV return of 3.49% during the 12-month period covered by this report. During the same period, the benchmark Dow Jones U.S. Select Dividend Index(SM) generated a return of 2.24%. The Utilities and Consumer Staples sectors were the top-performing sectors with 0.64% and 0.29% returns, respectively. The Energy and Industrials sectors were the bottom-performing sectors with -1.4% and -1.1% returns, respectively. On a relative basis, the Fund outperformed the benchmark. The Energy sector, even though having a -5.8% lower return than the benchmark, created 1.1% of outperformance due to the Fund having a 4.3% lower allocation to the sector than the benchmark. The Energy sector created 1.1% of relative outperformance due to having a lower allocation to a poor performing sector. Petrochina Co. Ltd. was a top performer within the Energy sector, with a 16.8% return. The Industrials sector caused -0.9% of drag relative to the benchmark from underperforming -15.6%. Emerson Electric Co. was the worst performer in the Industrials sector with a -18.9% return.

* The Dow Jones U.S. Select Dividend Index(SM) represents 100 of the United States' leading stocks by dividend yield.

-----------------------------
The Fund is not sponsored, endorsed, sold or promoted by Richard Bernstein Advisors ("RBA" or "Licensor"). RBA makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. RBA's only relationship to First Trust is the licensing of certain trademarks and trade names of RBA and of the Index, which is determined, composed and calculated by RBA without regard to First Trust or the Fund. Licensor has no obligation to take the needs of First Trust or the owners of the Fund into consideration in determining, composing or calculating the Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be listed or in the determination or calculation of the equation by which the Fund is to be converted into cash. Licensor has no obligation or liability in connection with the administration, marketing or trading of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST RBA QUALITY INCOME ETF (QINC) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Financials                                   32.20%
Utilities                                    25.61
Industrials                                  12.71
Consumer Discretionary                        9.28
Information Technology                        5.95
Health Care                                   5.79
Materials                                     3.74
Consumer Staples                              1.89
Telecommunication Services                    1.57
Energy                                        1.26
                                            ------
     Total                                  100.00%
                                            ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Raytheon Co.                                  2.34%
Public Storage                                2.30
Eversource Energy                             2.30
SCANA Corp.                                   2.29
NorthWestern Corp.                            2.29
ALLETE, Inc.                                  2.29
DTE Energy Co.                                2.24
PG&E Corp.                                    2.23
Southern (The) Co.                            2.22
Vectren Corp.                                 2.22
                                            ------
     Total                                   22.72%
                                            ======


                           PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                               MARCH 10, 2014 - SEPTEMBER 30, 2015

            First Trust RBA Quality  Richard Bernstein Advisors  S&P 500(R)  Dow Jones U.S. Select
            Income ETF(TM)           Quality Income Index        Index       Dividend Index(SM)
3/10/14     $10,000                  $10,000                     $10,000     $10,000
3/31/14      10,170                   10,172                       9,983      10,262
9/30/14      10,114                   10,162                      10,624      10,520
3/31/15      11,123                   11,222                      11,254      11,302
9/30/15      10,467                   10,605                      10,558      10,755

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2015

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period March 11, 2014 (commencement of trading) through September 30, 2015. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
3/11/14 - 9/30/14         87          3          0          0            49          3          0          0
10/1/14 - 9/30/15        174          6          0          0            64          8          0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DORSEY WRIGHT INTERNATIONAL FOCUS 5 ETF (IFV)

The First Trust Dorsey Wright International Focus 5 ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an index called the Dorsey Wright International Focus Five Index (the "Index"). The Fund will normally invest at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in the exchange-traded funds ("ETFs") that comprise the Index. The ETFs in which the Fund invests are advised by First Trust Advisors L.P. ("First Trust"), the Fund's investment advisor. The Index is constructed pursuant to Dorsey, Wright & Associates LLC's (the "Index Provider") proprietary methodology, which takes into account the performance of each of the First Trust international ETFs relative to one another. The Index is designed to provide targeted exposure to the five First Trust international ETFs that the Index Provider believes offer the greatest potential to outperform the other ETFs in the selection universe. The shares of the Fund are listed and trade on the NASDAQ(R) Stock Market LLC under the ticker symbol "IFV."

---------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                            CUMULATIVE          AVERAGE ANNUAL
                                                                                           TOTAL RETURNS         TOTAL RETURNS
                                                                         1 Year Ended   Inception (7/22/14)   Inception (7/22/14)
                                                                           9/30/15          to 9/30/15            to 9/30/15
FUND PERFORMANCE
 NAV                                                                        -7.01%            -14.04%               -11.92%
 Market Price                                                               -7.15%            -13.94%               -11.84%

INDEX PERFORMANCE
 Dorsey Wright International Focus Five Index                               -6.80%            -13.75%               -11.68%
 MSCI All Country World Ex-US Index                                        -12.16%            -17.02%               -14.49%
---------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 27.)


PERFORMANCE REVIEW

The Fund generated a NAV return of -7.01% during the 12-month period covered by this report. During the same period, the benchmark MSCI All Country World Ex-US Index generated a return of -12.16%. The Fund's top-performing holding was the First Trust United Kingdom AlphaDEX(R) Fund with a USD-denominated return of 5.5% over the period, 17.5% higher than the benchmark return of -12.0% within the country. The First Trust Germany AlphaDEX(R) Fund had a USD-denominated return of -3.6% over the period, 5.0% higher than the benchmark return of -8.6% in the country. The First Trust Switzerland AlphaDEX(R) Fund had a USD-denominated return of -3.5% over the period, -1.06% lower than the benchmark return of -2.44% in the country. The First Trust Hong Kong AlphaDEX(R) Fund had a USD-denominated return of -10.5% over the period, -6.6% lower than the benchmark return of -3.9% in the country. The First Trust ISE Chindia Index Fund had a USD-denominated return of -13.0% over the period. USD-denominated returns were hindered due to a strengthening U.S. Dollar against many European currencies.

-----------------------------
The Fund is not sposored, endorsed, sold or promoted by Dorsey, Wright & Associates LLC ("Dorsey Wright"). Dorsey Wright makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. Dorsey Wright's only relationship to First Trust is the licensing of certain trademarks and trade names of Dorsey Wright and of the Index, which is determined, composed and calculated by Dorsey Wright without regard to First Trust or the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DORSEY WRIGHT INTERNATIONAL FOCUS 5 ETF (IFV) (CONTINUED)

                        PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                            JULY 22, 2014 - SEPTEMBER 30, 2015

            First Trust Dorsey Wright  Dorsey Wright Focus International  MSCI All Country
            International Focus 5 ETF  Five Index                         World Ex-US Index
7/22/14     $10,000                    $10,000                            $10,000
9/30/14       9,243                      9,219                              9,446
3/31/15       9,675                      9,622                              9,398
9/30/15       8,596                      8,625                              8,298

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2015

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period July 23, 2014 (commencement of trading) through September 30, 2015. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
7/23/14 - 9/30/14         40          1          0          0             8          0          0          0
10/1/14 - 9/30/15        185          8          0          0            58          1          0          0

--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.

FIRST TRUST EXCHANGE-TRADED FUND VI

UNDERSTANDING YOUR FUND EXPENSES
SEPTEMBER 30, 2015 (UNAUDITED)

As a shareholder of First Trust NASDAQ Technology Dividend Index Fund, Multi-Asset Diversified Income Index Fund, International Multi-Asset Diversified Income Index Fund, First Trust High Income ETF, First Trust Low Beta Income ETF, First Trust NASDAQ Rising Dividend Achievers ETF, First Trust Dorsey Wright Focus 5 ETF, First Trust RBA American Industrial Renaissance(R) ETF, First Trust RBA Quality Income ETF, or First Trust Dorsey Wright International Focus 5 ETF (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended September 30, 2015.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                              ANNUALIZED
                                                                                            EXPENSE RATIO      EXPENSES PAID
                                                     BEGINNING             ENDING            BASED ON THE       DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE          SIX-MONTH          SIX-MONTH
                                                   APRIL 1, 2015     SEPTEMBER 30, 2015         PERIOD          PERIOD (a)
-------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST NASDAQ TECHNOLOGY DIVIDEND INDEX FUND (TDIV)
Actual                                               $1,000.00           $  915.00              0.50%              $2.40
Hypothetical (5% return before expenses)             $1,000.00           $1,022.56              0.50%              $2.54

MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (MDIV)
Actual                                               $1,000.00           $  904.90              0.48%              $2.29
Hypothetical (5% return before expenses)             $1,000.00           $1,022.66              0.48%              $2.43

INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV)
Actual                                               $1,000.00           $  867.20              0.70%              $3.28
Hypothetical (5% return before expenses)             $1,000.00           $1,021.56              0.70%              $3.55

FIRST TRUST EXCHANGE-TRADED FUND VI

SEPTEMBER 30, 2015 (UNAUDITED)

-------------------------------------------------------------------------------------------------------------------------------
                                                                                              ANNUALIZED
                                                                                            EXPENSE RATIO      EXPENSES PAID
                                                     BEGINNING             ENDING            BASED ON THE       DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE          SIX-MONTH          SIX-MONTH
                                                   APRIL 1, 2015     SEPTEMBER 30, 2015         PERIOD          PERIOD (a)
-------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST HIGH INCOME ETF (FTHI)
Actual                                               $1,000.00           $  949.40              0.85%              $4.15
Hypothetical (5% return before expenses)             $1,000.00           $1,020.81              0.85%              $4.31

FIRST TRUST LOW BETA INCOME ETF (FTLB)
Actual                                               $1,000.00           $  949.20              0.85%              $4.15
Hypothetical (5% return before expenses)             $1,000.00           $1,020.81              0.85%              $4.31

FIRST TRUST NASDAQ RISING DIVIDEND ACHIEVERS ETF (RDVY)
Actual                                               $1,000.00           $  923.30              0.50%              $2.41
Hypothetical (5% return before expenses)             $1,000.00           $1,022.56              0.50%              $2.54

FIRST TRUST DORSEY WRIGHT FOCUS 5 ETF (FV)
Actual                                               $1,000.00           $  913.70              0.30%              $1.44
Hypothetical (5% return before expenses)             $1,000.00           $1,023.56              0.30%              $1.52

FIRST TRUST RBA AMERICAN INDUSTRIAL RENAISSANCE(R) ETF (AIRR)
Actual                                               $1,000.00           $  806.50              0.70%              $3.17
Hypothetical (5% return before expenses)             $1,000.00           $1,021.56              0.70%              $3.55

FIRST TRUST RBA QUALITY INCOME ETF (QINC)
Actual                                               $1,000.00           $  941.00              0.70%              $3.41
Hypothetical (5% return before expenses)             $1,000.00           $1,021.56              0.70%              $3.55

FIRST TRUST DORSEY WRIGHT INTERNATIONAL FOCUS 5 ETF (IFV)
Actual                                               $1,000.00           $  888.40              0.30%              $1.42
Hypothetical (5% return before expenses)             $1,000.00           $1,023.56              0.30%              $1.52


(a) Expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (April 1, 2015 through September 30, 2015), multiplied by 183/365 (to reflect the one-half year period).

FIRST TRUST NASDAQ TECHNOLOGY DIVIDEND INDEX FUND (TDIV)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2015

SHARES      DESCRIPTION                             VALUE
----------  -----------------------------------  ------------
COMMON STOCKS -- 100.0%
            COMMERCIAL SERVICES & SUPPLIES
               -- 0.5%
    81,434  Pitney Bowes, Inc.                   $  1,616,465
    32,638  West Corp.                                731,091
                                                 ------------
                                                    2,347,556
                                                 ------------
            COMMUNICATIONS EQUIPMENT
               -- 14.1%
    11,952  ADTRAN, Inc.                              174,499
    62,472  Brocade Communications
               Systems, Inc.                          648,459
 1,477,103  Cisco Systems, Inc.                    38,773,954
    32,345  Harris Corp.                            2,366,037
     6,187  InterDigital, Inc.                        313,062
    63,712  Juniper Networks, Inc.                  1,638,036
    46,215  Motorola Solutions, Inc.                3,160,182
   127,089  Nokia OYJ, ADR                            861,663
     4,237  Plantronics, Inc.                         215,451
   337,817  QUALCOMM, Inc.                         18,150,907
     4,504  Ubiquiti Networks, Inc.                   152,641
                                                 ------------
                                                   66,454,891
                                                 ------------
            DIVERSIFIED TELECOMMUNICATION
               SERVICES -- 14.7%
   287,857  AT&T, Inc.                              9,378,381
    11,593  Atlantic Tele-Network, Inc.               857,071
   236,322  BCE, Inc.                               9,679,749
    16,169  BT Group PLC, ADR                       1,030,774
   353,434  CenturyLink, Inc.                       8,878,262
    22,039  Cogent Communications Group,
               Inc.                                   598,579
   174,597  Consolidated Communications
               Holdings, Inc.                       3,364,484
 1,884,982  Frontier Communications Corp.           8,953,665
    11,720  Inteliquent, Inc.                         261,708
   844,226  Telefonica Brasil S.A., ADR             7,707,783
   291,812  TELUS Corp.                             9,203,750
   207,713  Verizon Communications, Inc.            9,037,593
                                                 ------------
                                                   68,951,799
                                                 ------------
            ELECTRONIC EQUIPMENT,
               INSTRUMENTS & COMPONENTS
               -- 1.4%
    11,135  CDW Corp.                                 454,976
   333,881  Corning, Inc.                           5,716,043
     2,666  SYNNEX Corp                               226,770
                                                 ------------
                                                    6,397,789
                                                 ------------
            HEALTH CARE TECHNOLOGY -- 0.2%
     6,331  Computer Programs & Systems, Inc.         266,725
    33,096  Quality Systems, Inc.                     413,038
                                                 ------------
                                                      679,763
                                                 ------------
            HOUSEHOLD DURABLES -- 0.8%
   105,456  Garmin Ltd.                             3,783,761
                                                 ------------


SHARES      DESCRIPTION                             VALUE
----------  -----------------------------------  ------------
            INTERNET SOFTWARE & SERVICES
               -- 0.5%
   107,584  EarthLink Holdings Corp              $    837,004
    16,009  IAC/InterActiveCorp.                    1,044,907
     8,565  j2 Global, Inc.                           606,830
                                                 ------------
                                                    2,488,741
                                                 ------------
            IT SERVICES -- 9.3%
    18,599  Amdocs Ltd.                             1,057,911
    21,870  Computer Sciences Corp.                 1,342,381
     7,493  CSG Systems International, Inc.           230,784
     4,474  DST Systems, Inc.                         470,396
     3,986  Forrester Research, Inc.                  125,320
    84,324  Infosys Ltd., ADR                       1,609,745
   258,486  International Business Machines
               Corp.                               37,472,716
    23,351  Leidos Holdings, Inc.                     964,630
    11,562  Science Applications International
               Corp.                                  464,908
                                                 ------------
                                                   43,738,791
                                                 ------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 22.5%
    57,890  Advanced Semiconductor
               Engineering, Inc., ADR                 317,816
    92,120  Analog Devices, Inc.                    5,196,489
   318,051  Applied Materials, Inc.                 4,672,169
    10,925  ARM Holdings PLC, ADR                     472,506
    43,642  Atmel Corp                                352,191
    31,847  Avago Technologies Ltd.                 3,981,194
    27,705  Brooks Automation, Inc.                   324,426
   157,122  Cypress Semiconductor Corp.             1,338,679
    47,808  Himax Technologies, Inc., ADR             381,030
 1,339,433  Intel Corp.                            40,370,511
    64,093  Intersil Corp., Class A                   749,888
    66,977  KLA-Tencor Corp.                        3,348,850
    19,451  Lam Research Corp.                      1,270,734
    72,284  Linear Technology Corp.                 2,916,659
   117,418  Marvell Technology Group Ltd.           1,062,633
   100,760  Maxim Integrated Products, Inc.         3,365,384
    75,502  Microchip Technology, Inc.              3,253,381
    11,221  MKS Instruments, Inc.                     376,240
     6,141  Monolithic Power Systems, Inc.            314,419
    90,033  NVIDIA Corp.                            2,219,314
     3,792  Power Integrations, Inc.                  159,909
     8,680  Silicon Motion Technology
               Corp., ADR                             237,051
    11,630  Skyworks Solutions, Inc.                  979,362
   415,635  Taiwan Semiconductor
               Manufacturing Co., Ltd., ADR         8,624,426
    29,879  Teradyne, Inc.                            538,121
    10,174  Tessera Technologies, Inc.                329,739
   310,821  Texas Instruments, Inc.                15,391,856
    77,616  Xilinx, Inc.                            3,290,918
                                                 ------------
                                                  105,835,895
                                                 ------------


Page 30                 See Notes to Financial Statements

FIRST TRUST NASDAQ TECHNOLOGY DIVIDEND INDEX FUND (TDIV)

SEPTEMBER 30, 2015

SHARES      DESCRIPTION                             VALUE
----------  -----------------------------------  ------------
COMMON STOCKS (CONTINUED)
            SOFTWARE -- 15.5%
     4,195  Blackbaud, Inc.                      $    235,424
   172,261  CA, Inc.                                4,702,725
    12,390  CDK Global Inc                            591,994
    11,259  Epiq Systems, Inc.                        145,466
    34,246  Intuit, Inc.                            3,039,333
    10,149  Mentor Graphics Corp.                     249,970
   878,388  Microsoft Corp.                        38,877,453
     7,198  Monotype Imaging Holdings, Inc.           157,060
     4,086  NICE Systems Ltd., ADR                    230,164
    20,632  Open Text Corp.                           923,282
   515,333  Oracle Corp.                           18,613,828
    11,563  Solera Holdings, Inc.                     624,402
     5,703  SS&C Technologies Holdings Inc.           399,438
   213,416  Symantec Corp.                          4,155,210
                                                 ------------
                                                   72,945,749
                                                 ------------
            TECHNOLOGY HARDWARE, STORAGE
               & PERIPHERALS -- 16.0%
   339,016  Apple, Inc.                            37,393,465
    12,603  Canon, Inc., ADR                          365,109
    25,573  Diebold, Inc.                             761,308
   379,231  EMC Corp.                               9,162,221
   449,869  Hewlett-Packard Co.                    11,521,145
    31,523  Lexmark International, Inc.,
               Class A                                913,536
    35,206  Logitech International SA                 461,551
    67,513  NetApp, Inc.                            1,998,385
    47,899  SanDisk Corp.                           2,602,353
   128,321  Seagate Technology PLC                  5,748,781
    53,903  Western Digital Corp.                   4,282,054
                                                 ------------
                                                   75,209,908
                                                 ------------
            WIRELESS TELECOMMUNICATION
               SERVICES -- 4.5%
    98,418  Philippine Long Distance
               Telephone Co., ADR                   4,542,975
   280,095  Rogers Communications, Inc.,
               Class B                              9,657,676
    85,318  Telephone & Data Systems, Inc.          2,129,537
   557,786  Turkcell Iletisim Hizmetleri AS,
               ADR                                  4,841,582
                                                 ------------
                                                   21,171,770
                                                 ------------
            TOTAL INVESTMENTS - 100.0%            470,006,413
            (Cost $504,567,520) (a)
            NET OTHER ASSETS AND
               LIABILITIES - 0.0%                     105,201
                                                 ------------
            NET ASSETS - 100.0%                  $470,111,614
                                                 ============


(a) Aggregate cost for federal income tax purposes, is $507,325,328. As of September 30, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $18,643,988 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $55,962,903.

ADR   American Depositary Receipt

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2015 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                                        LEVEL 2      LEVEL 3
                             TOTAL        LEVEL 1     SIGNIFICANT  SIGNIFICANT
                            VALUE AT       QUOTED     OBSERVABLE   UNOBSERVABLE
INVESTMENTS                9/30/2015       PRICES       INPUTS        INPUTS
-------------------------------------------------------------------------------
Common Stocks*            $470,006,413  $470,006,413  $        --  $         --
                          =====================================================

*See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between the Levels at September 30, 2015.


                        See Notes to Financial Statements                Page 31

MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (MDIV)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2015

  SHARES                                         DESCRIPTION                                            VALUE
----------  --------------------------------------------------------------------------------------  -------------
REAL ESTATE INVESTMENT TRUSTS -- 20.7%
            DIVERSIFIED REITS -- 2.6%
   981,708  Lexington Realty Trust................................................................  $   7,951,835
   223,424  Liberty Property Trust................................................................      7,040,090
   425,226  Select Income REIT....................................................................      8,083,546
                                                                                                    -------------
                                                                                                       23,075,471
                                                                                                    -------------
            HEALTH CARE REITS -- 4.3%
   199,930  HCP, Inc..............................................................................      7,447,393
   168,845  LTC Properties, Inc...................................................................      7,204,616
   120,178  National Health Investors, Inc........................................................      6,909,033
   350,830  Sabra Health Care REIT, Inc...........................................................      8,132,239
   116,154  Welltower, Inc........................................................................      7,865,949
                                                                                                    -------------
                                                                                                       37,559,230
                                                                                                    -------------
            HOTEL & RESORT REITS -- 1.0%
   307,398  LaSalle Hotel Properties..............................................................      8,727,029
                                                                                                    -------------
            MORTGAGE REITS -- 3.7%
   512,795  Capstead Mortgage Corp................................................................      5,071,543
   403,557  Chimera Investment Corp...............................................................      5,395,557
   774,350  MFA Financial, Inc....................................................................      5,273,323
   556,220  Redwood Trust, Inc....................................................................      7,698,085
   230,174  Starwood Property Trust, Inc..........................................................      4,723,170
   559,663  Two Harbors Investment Corp...........................................................      4,936,228
                                                                                                    -------------
                                                                                                       33,097,906
                                                                                                    -------------
            OFFICE REITS -- 0.9%
   405,893  BioMed Realty Trust, Inc..............................................................      8,109,742
                                                                                                    -------------
            RESIDENTIAL REITS -- 1.0%
   264,350  Education Realty Trust, Inc...........................................................      8,710,333
                                                                                                    -------------
            RETAIL REITS -- 2.6%
   545,863  CBL & Associates Properties, Inc......................................................      7,505,616
   214,202  National Retail Properties, Inc.......................................................      7,769,107
   520,836  Retail Properties of America, Inc.....................................................      7,338,579
                                                                                                    -------------
                                                                                                       22,613,302
                                                                                                    -------------
            SPECIALIZED REITS -- 4.6%
   248,257  Corrections Corp. of America..........................................................      7,333,512
   114,353  Digital Realty Trust, Inc.............................................................      7,469,538
   324,020  DuPont Fabros Technology, Inc.........................................................      8,385,638
   166,372  EPR Properties........................................................................      8,579,804
   282,760  GEO Group, Inc........................................................................      8,409,282
                                                                                                    -------------
                                                                                                       40,177,774
                                                                                                    -------------
            TOTAL REAL ESTATE INVESTMENT TRUSTS...................................................    182,070,787
            (Cost $196,916,202)                                                                     -------------

COMMON STOCKS -- 20.5%

            AUTOMOBILES -- 0.4%
   251,628  Ford Motor Co.........................................................................      3,414,592
                                                                                                    -------------
            BANKS -- 1.2%
    79,809  PacWest Bancorp.......................................................................      3,416,623
   237,349  People's United Financial, Inc........................................................      3,733,500
   149,574  Trustmark Corp........................................................................      3,465,630
                                                                                                    -------------
                                                                                                       10,615,753
                                                                                                    -------------
            CAPITAL MARKETS -- 0.3%
    83,621  Waddell & Reed Financial, Inc., Class A...............................................      2,907,502
                                                                                                    -------------


Page 32                 See Notes to Financial Statements

MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (MDIV)

SEPTEMBER 30, 2015

  SHARES                                         DESCRIPTION                                            VALUE
----------  --------------------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)
            CHEMICALS -- 0.3%
    69,835  Innophos Holdings, Inc................................................................  $   2,768,259
                                                                                                    -------------
            COMMERCIAL SERVICES & SUPPLIES -- 0.9%
   162,895  Pitney Bowes, Inc.....................................................................      3,233,466
   339,750  RR Donnelley & Sons Co................................................................      4,946,760
                                                                                                    -------------
                                                                                                        8,180,226
                                                                                                    -------------
            DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.0%
   145,942  AT&T, Inc.............................................................................      4,754,791
    91,983  Verizon Communications, Inc...........................................................      4,002,180
                                                                                                    -------------
                                                                                                        8,756,971
                                                                                                    -------------
            ELECTRIC UTILITIES -- 5.5%
    77,633  ALLETE, Inc...........................................................................      3,919,690
    61,253  American Electric Power Co., Inc......................................................      3,482,846
    54,383  Duke Energy Corp......................................................................      3,912,313
   187,010  Empire District Electric Co...........................................................      4,119,830
    64,411  Entergy Corp..........................................................................      4,193,156
   113,073  Exelon Corp...........................................................................      3,358,268
   119,415  FirstEnergy Corp......................................................................      3,738,884
   133,500  Great Plains Energy, Inc..............................................................      3,607,170
    58,313  Pinnacle West Capital Corp............................................................      3,740,196
   136,048  PPL Corp..............................................................................      4,474,619
    73,822  Southern (The) Co.....................................................................      3,299,843
    92,880  Westar Energy, Inc....................................................................      3,570,307
    95,437  Xcel Energy, Inc......................................................................      3,379,424
                                                                                                    -------------
                                                                                                       48,796,546
                                                                                                    -------------
            ELECTRICAL EQUIPMENT -- 0.7%
    55,727  Eaton Corp. PLC.......................................................................      2,858,795
    67,065  Emerson Electric Co...................................................................      2,962,261
                                                                                                    -------------
                                                                                                        5,821,056
                                                                                                    -------------
            GAS UTILITIES -- 0.8%
   168,428  Questar Corp..........................................................................      3,269,188
   152,541  South Jersey Industries, Inc..........................................................      3,851,660
                                                                                                    -------------
                                                                                                        7,120,848
                                                                                                    -------------
            HEALTH CARE EQUIPMENT & SUPPLIES -- 0.5%
   121,484  Baxter International, Inc.............................................................      3,990,750
                                                                                                    -------------
            INSURANCE -- 0.4%
   251,725  Old Republic International Corp.......................................................      3,936,979
                                                                                                    -------------
            MACHINERY -- 0.3%
    42,978  Caterpillar, Inc......................................................................      2,809,042
                                                                                                    -------------
            MEDIA -- 0.3%
    70,804  Meredith Corp.........................................................................      3,014,834
                                                                                                    -------------
            MULTI-UTILITIES -- 4.2%
    55,779  Alliant Energy Corp...................................................................      3,262,514
    88,652  Ameren Corp...........................................................................      3,747,320
   112,464  Avista Corp...........................................................................      3,739,428
    86,360  Black Hills Corp......................................................................      3,570,122
    57,602  Consolidated Edison, Inc..............................................................      3,850,694
   186,756  MDU Resources Group, Inc..............................................................      3,212,203
   287,093  NiSource, Inc.........................................................................      5,325,575
    81,575  Public Service Enterprise Group, Inc..................................................      3,439,202
    66,464  SCANA Corp............................................................................      3,739,265
    79,720  Vectren Corp..........................................................................      3,349,037
                                                                                                    -------------
                                                                                                       37,235,360
                                                                                                    -------------


                        See Notes to Financial Statements                Page 33

MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (MDIV)

SEPTEMBER 30, 2015

  SHARES                                         DESCRIPTION                                            VALUE
----------  --------------------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)
            OIL, GAS & CONSUMABLE FUELS -- 0.8%
    53,762  Chevron Corp..........................................................................  $   4,240,747
    42,290  Exxon Mobil Corp......................................................................      3,144,261
                                                                                                    -------------
                                                                                                        7,385,008
                                                                                                    -------------
            PAPER & FOREST PRODUCTS -- 0.4%
    96,268  Schweitzer-Mauduit International, Inc.................................................      3,309,694
                                                                                                    -------------
            TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS -- 0.4%
    70,947  Seagate Technology PLC................................................................      3,178,426
                                                                                                    -------------
            TEXTILES, APPAREL & LUXURY GOODS -- 0.4%
   128,755  Coach, Inc............................................................................      3,724,882
                                                                                                    -------------
            THRIFTS & MORTGAGE FINANCE -- 0.5%
   303,830  Northwest Bancshares, Inc.............................................................      3,949,790
                                                                                                    -------------
            TOBACCO -- 0.8%
    64,257  Altria Group, Inc.....................................................................      3,495,581
    66,371  Universal Corp........................................................................      3,290,010
                                                                                                    -------------
                                                                                                        6,785,591
                                                                                                    -------------
            TRADING COMPANIES & DISTRIBUTORS -- 0.4%
   154,772  Aircastle Ltd.........................................................................      3,189,851
                                                                                                    -------------
            TOTAL COMMON STOCKS...................................................................    180,891,960
            (Cost $183,175,152)                                                                     -------------


                                                                                STATED    STATED
  SHARES                               DESCRIPTION                               RATE    MATURITY       VALUE
----------  ------------------------------------------------------------------  ------  ----------  -------------
$25 PAR PREFERRED SECURITIES -- 20.5%
            BANKS -- 11.6%
   275,611  Barclays Bank PLC, Series 3.......................................  7.10%      (a)          7,055,642
   296,885  Barclays Bank PLC, Series 4.......................................  7.75%      (a)          7,668,540
   309,575  Barclays Bank PLC, Series 5.......................................  8.13%      (a)          8,008,705
   240,122  Citigroup, Inc., Series J (b).....................................  7.13%      (a)          6,464,084
   314,875  First Niagara Financial Group, Inc., Series B (b).................  8.63%      (a)          8,347,336
   318,869  GMAC Capital Trust I, Series 2 (b)................................  8.13%    02/15/40       8,140,726
   301,150  HSBC Holdings PLC.................................................  8.13%      (a)          7,838,934
   313,712  HSBC Holdings PLC, Series 2.......................................  8.00%      (a)          8,002,793
   257,060  HSBC USA, Inc., Series H..........................................  6.50%      (a)          6,521,612
   273,021  ING Groep NV......................................................  7.05%      (a)          7,022,100
   277,966  ING Groep NV......................................................  7.20%      (a)          7,157,625
   254,715  Merrill Lynch Capital Trust II (b)................................  6.45%    06/15/67       6,467,214
   264,579  Royal Bank of Scotland Group PLC, Series S........................  6.60%      (a)          6,619,767
   284,971  Royal Bank of Scotland Group PLC, Series T........................  7.25%      (a)          7,189,818
                                                                                                    -------------
                                                                                                      102,504,896
                                                                                                    -------------
            CAPITAL MARKETS -- 0.8%
   259,301  Deutsche Bank Contingent Capital Trust V..........................  8.05%      (a)          7,265,614
                                                                                                    -------------
            CONSUMER FINANCE -- 1.0%
   321,633  Ally Financial, Inc., Series A (b)................................  8.50%      (a)          8,339,944
                                                                                                    -------------
            DIVERSIFIED FINANCIAL SERVICES -- 6.3%
   308,563  Citigroup Capital XIII (b)........................................  7.88%    10/30/40       7,926,984
   265,311  Countrywide Capital IV............................................  6.75%    04/01/33       6,730,940
   275,360  Countrywide Capital V.............................................  7.00%    11/01/36       7,068,491
   282,313  Merrill Lynch Capital Trust III (b)...............................  7.38%    09/15/62       7,210,274
   271,928  Merrill Lynch Preferred Capital Trust III.........................  7.00%      (a)          6,898,813
   272,962  Merrill Lynch Preferred Capital Trust IV..........................  7.12%      (a)          6,938,694


Page 34               See Notes to Financial Statements

MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (MDIV)

SEPTEMBER 30, 2015

                                                                                STATED    STATED
  SHARES                               DESCRIPTION                               RATE    MATURITY       VALUE
----------  ------------------------------------------------------------------  ------  ----------  -------------
$25 PAR PREFERRED SECURITIES (CONTINUED)
            DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
   277,805  Merrill Lynch Preferred Capital Trust V, Series F.................  7.28%      (a)      $   7,086,806
   247,443  RBS Capital Funding Trust VII, Series G...........................  6.08%      (a)          6,049,981
                                                                                                    -------------
                                                                                                       55,910,983
                                                                                                    -------------
            REAL ESTATE INVESTMENT TRUSTS -- 0.8%
   279,768  VEREIT, Inc., Series F............................................  6.70%      (a)          6,770,385
                                                                                                    -------------
            TOTAL $25 PAR PREFERRED SECURITIES....................................................    180,791,822
            (Cost $185,194,340)                                                                     -------------


  UNITS                                          DESCRIPTION                                            VALUE
----------  --------------------------------------------------------------------------------------  -------------
MASTER LIMITED PARTNERSHIPS -- 17.8%
            ENERGY EQUIPMENT & SERVICES -- 0.9%
   466,426  Exterran Partners, L.P................................................................      7,663,379
                                                                                                    -------------
            OIL, GAS & CONSUMABLE FUELS -- 16.9%
   199,628  Boardwalk Pipeline Partners, L.P......................................................      2,349,622
    80,891  Buckeye Partners, L.P.................................................................      4,794,410
 1,550,379  Capital Product Partners, L.P.........................................................      9,550,335
   180,700  Cheniere Energy Partners, L.P.........................................................      4,759,638
   331,835  DCP Midstream Partners, L.P...........................................................      8,023,770
   600,010  Dorchester Minerals, L.P..............................................................      8,676,145
   239,155  Enbridge Energy Partners, L.P.........................................................      5,911,912
    99,075  Energy Transfer Partners, L.P.........................................................      4,069,010
   410,469  EnLink Midstream Partners, L.P........................................................      6,468,991
   494,129  Enterprise Products Partners, L.P.....................................................     12,303,812
   116,527  Genesis Energy, L.P...................................................................      4,467,645
   346,368  Golar LNG Partners, L.P...............................................................      5,081,219
   186,945  Holly Energy Partners, L.P............................................................      5,427,013
    34,703  Magellan Midstream Partners, L.P......................................................      2,085,997
   396,259  Northern Tier Energy, L.P.............................................................      9,034,705
   140,806  NuStar Energy, L.P....................................................................      6,310,925
   284,367  ONEOK Partners, L.P...................................................................      8,320,578
   169,767  Plains All American Pipeline, L.P.....................................................      5,157,521
    88,596  Spectra Energy Partners, L.P..........................................................      3,563,331
   271,740  Targa Resources Partners, L.P.........................................................      7,891,330
   137,452  TC Pipelines, L.P.....................................................................      6,544,090
   361,827  Teekay LNG Partners, L.P..............................................................      8,654,902
   234,623  Transmontaigne Partners, L.P..........................................................      6,381,746
    76,575  Western Gas Partners, L.P.............................................................      3,585,241
                                                                                                    -------------
                                                                                                      149,413,888
                                                                                                    -------------
            TOTAL MASTER LIMITED PARTNERSHIPS.....................................................    157,077,267
            (Cost $205,630,457)                                                                     -------------

EXCHANGE-TRADED FUNDS -- 20.1%

            CAPITAL MARKETS -- 20.1%
 3,667,651  First Trust Tactical High Yield ETF*..................................................    176,560,719
                                                                                                    -------------
            TOTAL EXCHANGE-TRADED FUNDS...........................................................    176,560,719
            (Cost $181,264,989)                                                                     -------------

            TOTAL INVESTMENTS - 99.6%.............................................................    877,392,555
            (Cost $952,181,140) (c)
            NET OTHER ASSETS AND LIABILITIES - 0.4%...............................................      3,602,352
                                                                                                    -------------
            NET ASSETS - 100.0%...................................................................  $ 880,994,907
                                                                                                    =============


                        See Notes to Financial Statements                Page 35

MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (MDIV)

SEPTEMBER 30, 2015


(a)   Perpetual maturity.

(b) Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at September 30, 2015. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(c) Aggregate cost for federal income tax purposes is $955,925,513. As of September 30, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $9,694,356 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $88,227,314.

*Represents investment in affiliated funds.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2015 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                                                                           LEVEL 2         LEVEL 3
                                                          TOTAL           LEVEL 1        SIGNIFICANT     SIGNIFICANT
                                                         VALUE AT          QUOTED        OBSERVABLE     UNOBSERVABLE
INVESTMENTS                                             9/30/2015          PRICES          INPUTS          INPUTS
---------------------------------------------------   --------------   --------------   -------------   -------------
Real Estate Investment Trusts**....................   $  182,070,787   $  182,070,787   $          --   $          --
Common Stocks**....................................      180,891,960      180,891,960              --              --
$25 Par Preferred Securities**.....................      180,791,822      180,791,822              --              --
Master Limited Partnerships**......................      157,077,267      157,077,267              --              --
Exchange-Traded Funds**............................      176,560,719      176,560,719              --              --
                                                      --------------   --------------   -------------   -------------
Total Investments..................................   $  877,392,555   $  877,392,555   $          --   $          --
                                                      ==============   ==============   =============   =============

** See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at September 30, 2015.


Page 36                 See Notes to Financial Statements

INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2015

  SHARES                                         DESCRIPTION                                            VALUE
----------  --------------------------------------------------------------------------------------  -------------
COMMON STOCKS -- 40.4%
            AUTO COMPONENTS -- 0.4%
    31,086  Cheng Shin Rubber Industry Co., Ltd. (a)..............................................  $      51,117
                                                                                                    -------------
            BANKS -- 8.3%
   146,886  Agricultural Bank of China Ltd., Class H (a)..........................................         55,596
    46,900  AMMB Holdings Bhd (a).................................................................         48,742
     2,837  Australia & New Zealand Banking Group Ltd. (a)........................................         54,204
   476,783  Banco de Chile........................................................................         49,717
 1,083,198  Banco Santander Chile.................................................................         49,162
       833  Bank of Montreal......................................................................         45,430
     6,550  Bendigo and Adelaide Bank Ltd. (a)....................................................         45,776
       624  Canadian Imperial Bank of Commerce....................................................         44,833
    77,135  China Construction Bank Corp., Class H (a)............................................         51,475
       909  Commonwealth Bank of Australia (a)....................................................         46,658
 5,236,926  Corpbanca S.A.........................................................................         46,197
   135,066  First Financial Holding Co., Ltd. (a).................................................         61,671
    92,217  Industrial & Commercial Bank of China Ltd., Class H (a)...............................         53,274
    92,400  Krung Thai Bank PCL...................................................................         43,533
    30,100  Malayan Banking Bhd (a)...............................................................         58,721
     1,363  National Bank of Canada...............................................................         43,510
     4,691  Nordea Bank AB (a)....................................................................         52,335
     3,988  Skandinaviska Enskilda Banken AB, Class A (a).........................................         42,653
     2,497  Swedbank AB, Class A (a)..............................................................         55,234
    56,800  Thanachart Capital PCL................................................................         49,687
     2,441  Westpac Banking Corp. (a).............................................................         51,278
                                                                                                    -------------
                                                                                                        1,049,686
                                                                                                    -------------
            CAPITAL MARKETS -- 0.9%
     2,065  IGM Financial, Inc....................................................................         52,395
     9,893  Ratos AB, Class B (a).................................................................         59,692
                                                                                                    -------------
                                                                                                          112,087
                                                                                                    -------------
            CHEMICALS -- 0.3%
     8,090  Israel Chemicals Ltd. (a).............................................................         41,630
                                                                                                    -------------
            CONSTRUCTION & ENGINEERING -- 0.4%
     1,620  NCC AB, Class B (a)...................................................................         48,952
                                                                                                    -------------
            CONSTRUCTION MATERIALS -- 0.4%
    48,080  Asia Cement Corp. (a).................................................................         47,162
                                                                                                    -------------
            DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.4%
     1,194  BCE, Inc..............................................................................         48,870
                                                                                                    -------------
            ELECTRIC UTILITIES -- 8.1%
   127,783  AusNet Services (a)...................................................................        122,824
     5,770  CEZ A.S. (a)..........................................................................        120,016
     7,000  Cheung Kong Infrastructure Holdings Ltd. (a)..........................................         62,785
     6,088  CLP Holdings Ltd. (a).................................................................         52,085
     2,073  Emera, Inc............................................................................         68,769
     2,583  Fortis, Inc...........................................................................         73,880
     8,312  Fortum OYJ (a)........................................................................        122,984
     8,500  Power Assets Holdings Ltd. (a)........................................................         80,489
    82,805  Spark Infrastructure Group (a)........................................................        109,353
     5,070  SSE PLC (a)...........................................................................        114,749
    19,883  Terna Rete Elettrica Nazionale SpA (a)................................................         96,636
                                                                                                    -------------
                                                                                                        1,024,570
                                                                                                    -------------
            ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.5%
    68,840  WPG Holdings Ltd. (a).................................................................         66,504
                                                                                                    -------------


                        See Notes to Financial Statements                Page 37

INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV)

SEPTEMBER 30, 2015

  SHARES                                         DESCRIPTION                                            VALUE
----------  --------------------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)
            INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS -- 4.7%
     7,942  Capital Power Corp....................................................................  $     112,360
    14,093  Innergex Renewable Energy, Inc........................................................        110,357
    10,758  Northland Power, Inc..................................................................        140,189
    50,300  Ratchaburi Electricity Generating Holding PCL.........................................         74,144
    34,520  TransAlta Corp........................................................................        160,378
                                                                                                    -------------
                                                                                                          597,428
                                                                                                    -------------
            INDUSTRIAL CONGLOMERATES -- 0.9%
    13,400  Keppel Corp., Ltd. (a)................................................................         64,085
    18,700  Sembcorp Industries Ltd. (a)..........................................................         45,639
                                                                                                    -------------
                                                                                                          109,724
                                                                                                    -------------
            INSURANCE -- 3.4%
       293  Allianz SE (a)........................................................................         46,028
     6,758  Amlin PLC (a).........................................................................         67,155
     3,309  CNP Assurances (a)....................................................................         45,978
     3,114  Gjensidige Forsikring ASA (a).........................................................         41,929
     4,656  Liberty Holdings Ltd. (a).............................................................         42,539
       256  Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (a).........................         47,812
       577  Swiss Re AG (a).......................................................................         49,505
     1,381  Vienna Insurance Group AG Wiener Versicherung Gruppe (a)..............................         40,720
       213  Zurich Insurance Group AG (a).........................................................         52,293
                                                                                                    -------------
                                                                                                          433,959
                                                                                                    -------------
            INTERNET & CATALOG RETAIL -- 0.4%
    21,730  Trade Me Group Ltd. (a)...............................................................         50,989
                                                                                                    -------------
            MACHINERY -- 0.4%
    29,800  Sembcorp Marine Ltd. (a)..............................................................         48,111
                                                                                                    -------------
            MEDIA -- 0.4%
    15,483  SKY Network Television Ltd. (a).......................................................         46,142
                                                                                                    -------------
            MULTI-UTILITIES -- 5.6%
     6,200  AGL Energy Ltd. (a)...................................................................         69,778
    96,581  DUET Group (a)........................................................................        146,773
   425,400  Keppel Infrastructure Trust (a).......................................................        157,111
     7,467  National Grid PLC (a).................................................................        103,994
   318,200  YTL Corp. Bhd (a).....................................................................        115,882
   339,300  YTL Power International Bhd (a).......................................................        124,408
                                                                                                    -------------
                                                                                                          717,946
                                                                                                    -------------
            REAL ESTATE MANAGEMENT & DEVELOPMENT -- 2.3%
     5,002  Lend Lease Group (a)..................................................................         44,284
    45,000  New World Development Co., Ltd. (a)...................................................         43,766
    94,737  Ruentex Development Co., Ltd. (a).....................................................        103,466
       614  Swiss Prime Site AG (a)...............................................................         44,861
     4,339  TAG Immobilien AG (a).................................................................         51,473
                                                                                                    -------------
                                                                                                          287,850
                                                                                                    -------------
            TRANSPORTATION INFRASTRUCTURE -- 0.3%
     2,327  Westshore Terminals Investment Corp...................................................         44,291
                                                                                                    -------------
            WATER UTILITIES -- 2.0%
     6,285  Pennon Group PLC (a)..................................................................         73,927
     2,370  Severn Trent PLC (a)..................................................................         78,400
   344,700  TTW PCL...............................................................................        103,519
                                                                                                    -------------
                                                                                                          255,846
                                                                                                    -------------


Page 38                 See Notes to Financial Statements

INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV)

SEPTEMBER 30, 2015

  SHARES                                         DESCRIPTION                                            VALUE
----------  --------------------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)
            WIRELESS TELECOMMUNICATION SERVICES -- 0.3%
    13,493  Vodafone Group PLC (a)................................................................  $      42,558
                                                                                                    -------------
            TOTAL COMMON STOCKS...................................................................      5,125,422
            (Cost $5,941,820)                                                                       -------------

            REAL ESTATE INVESTMENT TRUSTS -- 20.3%
            DIVERSIFIED REITS -- 7.5%
    84,724  Capital Property Fund (a).............................................................         96,174
    12,033  Cominar Real Estate Investment Trust..................................................        145,442
     1,152  Fonciere Des Regions (a)..............................................................        100,449
     6,838  H&R Real Estate Investment Trust......................................................        105,401
   174,400  Mapletree Greater China Commercial Trust (a)..........................................        114,167
    70,372  Mirvac Group (a)......................................................................         85,443
    35,762  Stockland (a).........................................................................         97,159
    91,400  Suntec Real Estate Investment Trust (a)...............................................         96,544
   227,000  Yuexiu Real Estate Investment Trust (a)...............................................        115,307
                                                                                                    -------------
                                                                                                          956,086
                                                                                                    -------------
            INDUSTRIAL REITS -- 3.5%
    67,000  Ascendas Real Estate Investment Trust (a).............................................        110,379
     3,419  Granite Real Estate Investment Trust..................................................         96,280
   112,600  Mapletree Industrial Trust............................................................        117,502
   169,600  Mapletree Logistics Trust (a).........................................................        116,875
                                                                                                    -------------
                                                                                                          441,036
                                                                                                    -------------
            OFFICE REITS -- 3.9%
   111,700  CapitaLand Commercial Trust (a).......................................................        105,461
   166,000  Champion REIT (a).....................................................................         82,929
   170,293  Cromwell Property Group (a)...........................................................        115,020
    31,264  Investa Office Fund (a)...............................................................         86,917
   159,300  Keppel REIT (a).......................................................................        106,946
                                                                                                    -------------
                                                                                                          497,273
                                                                                                    -------------
            RETAIL REITS -- 5.4%
    70,700  CapitaLand Mall Trust (a).............................................................         94,538
    39,301  Charter Hall Retail REIT (a)..........................................................        112,727
     1,956  Eurocommercial Properties N.V. (a)....................................................         85,493
    50,456  Federation Centres (a)................................................................         97,433
     4,667  Mercialys S.A. (a)....................................................................        100,873
     5,057  RioCan Real Estate Investment Trust...................................................         96,517
     4,193  Smart Real Estate Investment Trust....................................................         96,082
                                                                                                    -------------
                                                                                                          683,663
                                                                                                    -------------
            TOTAL REAL ESTATE INVESTMENT TRUSTS...................................................      2,578,058
            (Cost $2,901,218)                                                                       -------------


                        See Notes to Financial Statements                Page 39

INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV)

SEPTEMBER 30, 2015

                                                                                STATED    STATED
  SHARES                               DESCRIPTION                               RATE    MATURITY       VALUE
----------  ------------------------------------------------------------------  ------  ----------  -------------
$25 PAR PREFERRED SECURITIES -- 8.0%
            BANKS -- 4.3%
     6,197  Bank of Montreal, Series 27 (c)...................................  4.00%      (b)      $      89,205
     5,112  Bank of Montreal, Series 29 (c)...................................  3.90%      (b)             71,250
     5,951  Royal Bank of Canada, Series AZ (c)...............................  4.00%      (b)             84,059
     7,186  Royal Bank of Canada, Series BB (c)...............................  3.90%      (b)            101,503
    13,375  Royal Bank of Canada, Series BD (c)...............................  3.60%      (b)            202,454
                                                                                                    -------------
                                                                                                          548,471
                                                                                                    -------------
            DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.6%
     7,084  BCE, Inc., Series AK (c)..........................................  4.15%      (b)             75,007
                                                                                                    -------------
            OIL, GAS & CONSUMABLE FUELS -- 3.1%
     4,595  Enbridge, Inc., Series 3 (c)......................................  4.00%      (b)             51,649
     2,418  Enbridge, Inc., Series B (c)......................................  4.00%      (b)             25,475
     2,977  Enbridge, Inc., Series D (c)......................................  4.00%      (b)             31,722
     3,374  Enbridge, Inc., Series F (c)......................................  4.00%      (b)             37,090
     5,485  Enbridge, Inc., Series N (c)......................................  4.00%      (b)             64,570
     3,364  Enbridge, Inc., Series P (c)......................................  4.00%      (b)             37,963
     4,925  Enbridge, Inc., Series R (c)......................................  4.00%      (b)             56,576
     6,074  TransCanada Corp., Series 9 (c)...................................  4.25%      (b)             81,700
                                                                                                    -------------
                                                                                                          386,745
                                                                                                    -------------
            TOTAL $25 PAR PREFERRED SECURITIES....................................................      1,010,223
            (Cost $1,326,692)                                                                       -------------

$100 PAR PREFERRED SECURITIES -- 11.2%
            BANKS -- 11.2%
     1,952  Australia & New Zealand Banking Group Ltd., Series CAP (d)........  5.59%      (b)            126,118
     2,032  Australia & New Zealand Banking Group Ltd., Series CAP2 (d).......  5.52%      (b)            129,075
     2,747  Australia & New Zealand Banking Group Ltd., Series CPS2 (d).......  5.28%      (b)            192,330
     2,660  Australia & New Zealand Banking Group Ltd., Series CPS3 (a) (d)...  5.29%      (b)            184,481
     1,547  Commonwealth Bank of Australia, Series VI (d).....................  5.98%      (b)            108,910
     3,483  Commonwealth Bank of Australia, Series VII (d)....................  4.98%      (b)            212,690
     2,298  National Australia Bank Ltd., Series CPS (d)......................  5.38%      (b)            154,587
     2,265  National Australia Bank Ltd., Series CPS2 (a) (d).................  5.43%      (b)            147,750
     2,417  Westpac Banking Corp., Series CN1 (d).............................  5.37%      (b)            162,439
                                                                                                    -------------
            TOTAL $100 PAR PREFERRED SECURITIES...................................................      1,418,380
            (Cost $1,601,853)                                                                       -------------

OTHER PREFERRED SECURITIES -- 0.2%
            BANKS -- 0.2%
     9,961  Lloyds Banking Group PLC (a)......................................  9.25%      (b)             20,942
     1,132  Standard Bank Group Ltd. (c)......................................  6.65%      (b)              6,780
                                                                                                    -------------
            TOTAL OTHER PREFERRED SECURITIES......................................................         27,722
            (Cost $28,949)                                                                          -------------


Page 40                 See Notes to Financial Statements

INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV)

SEPTEMBER 30, 2015

  SHARES                                         DESCRIPTION                                            VALUE
----------  --------------------------------------------------------------------------------------  -------------
EXCHANGE-TRADED FUNDS -- 19.9%
            CAPITAL MARKETS -- 19.9%
   145,163  Market Vectors Emerging Markets Local Currency Bond ETF...............................  $   2,515,675
                                                                                                    -------------
            TOTAL EXCHANGE-TRADED FUNDS...........................................................      2,515,675
            (Cost $2,865,276)                                                                       -------------

            TOTAL INVESTMENTS - 100.0%............................................................     12,675,480
            (Cost $14,665,808) (e)
            NET OTHER ASSETS AND LIABILITIES - 0.0%...............................................            801
                                                                                                    -------------
            NET ASSETS - 100.0%...................................................................  $  12,676,281
                                                                                                    =============


(a) This security is fair valued by the Advisor's Pricing Committee in accordance with the procedures adopted by the Trust's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At September 30, 2015, securities noted as such amounted to $6,038,208 or 47.63% of net assets. Certain of these securities are fair valued using a factor provided by an independent pricing service due to the change in value between the foreign market's close and the New York Stock Exchange close exceeding a certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.

(b)   Perpetual maturity.

(c) Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at September 30, 2015. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(d) Floating rate security. The interest rate shown reflects the rate in effect at September 30, 2015.

(e) Aggregate cost for federal income tax purposes is $14,759,032. As of September 30, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $210,658 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,294,210.

For a breakdown of the portfolio securities by country of incorporation, please see the Fund Performance Overview.


                        See Notes to Financial Statements                Page 41

INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV)

SEPTEMBER 30, 2015

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2015 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                                                                               LEVEL 2         LEVEL 3
                                                                TOTAL          LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                                              VALUE AT         QUOTED        OBSERVABLE     UNOBSERVABLE
INVESTMENTS                                                   9/30/2015        PRICES          INPUTS          INPUTS
---------------------------------------------------------   -------------   -------------   -------------   -------------
Common Stocks:
   Auto Components.......................................   $      51,117   $          --   $      51,117   $          --
   Banks.................................................       1,049,686         372,069         677,617              --
   Capital Markets.......................................         112,087          52,395          59,692              --
   Chemicals.............................................          41,630              --          41,630              --
   Construction & Engineering............................          48,952              --          48,952              --
   Construction Materials................................          47,162              --          47,162              --
   Diversified Telecommunication Services................          48,870          48,870              --              --
   Electric Utilities....................................       1,024,570         142,649         881,921              --
   Electronic Equipment, Instruments & Components........          66,504              --          66,504              --
   Independent Power and Renewable Electricity
      Producers..........................................         597,428         597,428              --              --
   Industrial Conglomerates..............................         109,724              --         109,724              --
   Insurance.............................................         433,959              --         433,959              --
   Internet & Catalog Retail.............................          50,989              --          50,989              --
   Machinery.............................................          48,111              --          48,111              --
   Media.................................................          46,142              --          46,142              --
   Multi-Utilities.......................................         717,946              --         717,946              --
   Real Estate Management & Development..................         287,850              --         287,850              --
   Transportation Infrastructure.........................          44,291          44,291              --              --
   Water Utilities.......................................         255,846         103,519         152,327              --
   Wireless Telecommunication Services...................          42,558              --          42,558              --
                                                            -------------   -------------   -------------   -------------
   Total Common Stocks...................................       5,125,422       1,361,221       3,764,201              --
                                                            -------------   -------------   -------------   -------------
Real Estate Investment Trusts:
   Diversified REITs.....................................         956,086         250,843         705,243              --
   Industrial REITs......................................         441,036         213,782         227,254              --
   Office REITs..........................................         497,273              --         497,273              --
   Retail REITs..........................................         683,663         192,599         491,064              --
                                                            -------------   -------------   -------------   -------------
   Total Real Estate Investment Trusts...................       2,578,058         657,224       1,920,834              --
                                                            -------------   -------------   -------------   -------------
$25 Par Preferred Securities*............................       1,010,223       1,010,223              --              --
$100 Par Preferred Securities*...........................       1,418,380       1,086,149         332,231              --
Other Preferred Securities*..............................          27,722           6,780          20,942              --
Exchange-Traded Funds*...................................       2,515,675       2,515,675              --              --
                                                            -------------   -------------   -------------   -------------
Total Investments........................................   $  12,675,480   $   6,637,272   $   6,038,208   $          --
                                                            =============   =============   =============   =============

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of September 30, 2015, the Fund transferred investments valued at $2,325,393 from Level 1 to Level 2 of the fair value hierarchy. The investments that transferred from Level 1 to Level 2 did so as a result of being fair valued using a factor provided by a pricing service due to the change in value between the foreign markets' close and The New York Stock Exchange close on September 30, 2015, exceeding a certain threshold. Previously, these securities were valued based on quoted prices. See Note 2A -- Portfolio Valuation in the Notes to Financial Statements.


Page 42                 See Notes to Financial Statements

FIRST TRUST HIGH INCOME ETF (FTHI)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2015

SHARES      DESCRIPTION                             VALUE
----------  -----------------------------------  ------------
COMMON STOCKS -- 97.7%
            AEROSPACE & DEFENSE -- 6.0%
     1,227  Boeing (The) Co.                     $    160,676
       468  Huntington Ingalls Industries, Inc.        50,146
       843  Lockheed Martin Corp.                     174,762
       177  Orbital ATK, Inc.                          12,721
                                                 ------------
                                                      398,305
                                                 ------------
            AIR FREIGHT & LOGISTICS -- 2.6%
     1,739  United Parcel Service, Inc.,
               Class B (a)                            171,622
                                                 ------------
            AIRLINES -- 4.1%
     1,801  Alaska Air Group, Inc. (a)                143,089
       304  Allegiant Travel Co.                       65,740
     1,179  Delta Air Lines, Inc.                      52,902
       596  JetBlue Airways Corp. (b)                  15,359
                                                 ------------
                                                      277,090
                                                 ------------
            AUTO COMPONENTS -- 0.2%
       901  Gentex Corp.                               13,966
                                                 ------------
            AUTOMOBILES -- 1.6%
     8,062  Ford Motor Co. (a)                        109,401
                                                 ------------
            BANKS -- 2.5%
     2,486  CIT Group, Inc.                            99,515
     1,337  East West Bancorp, Inc.                    51,367
       953  Umpqua Holdings Corp.                      15,534
                                                 ------------
                                                      166,416
                                                 ------------
            BIOTECHNOLOGY -- 4.6%
     1,044  Amgen, Inc. (a)                           144,406
       104  BioMarin Pharmaceutical, Inc. (b)          10,953
     1,526  Gilead Sciences, Inc.                     149,838
                                                 ------------
                                                      305,197
                                                 ------------
            CHEMICALS -- 0.4%
       474  Westlake Chemical Corp.                    24,596
                                                 ------------
            COMMERCIAL SERVICES & SUPPLIES
               -- 1.0%
     1,406  Waste Connections, Inc.                    68,303
                                                 ------------
            COMMUNICATIONS EQUIPMENT
               -- 1.5%
     1,407  Brocade Communications
               Systems, Inc.                           14,604
     2,763  Cisco Systems, Inc. (a)                    72,529
        83  Palo Alto Networks, Inc. (b)               14,276
                                                 ------------
                                                      101,409
                                                 ------------
            CONSTRUCTION & ENGINEERING
               -- 0.6%
     1,043  Chicago Bridge & Iron Co., NV              41,365
                                                 ------------
            DISTRIBUTORS -- 0.3%
       664  LKQ Corp. (b)                              18,831
                                                 ------------


SHARES      DESCRIPTION                             VALUE
----------  -----------------------------------  ------------
            DIVERSIFIED CONSUMER SERVICES
               -- 2.0%
        57  Graham Holdings Co.                  $     32,889
     3,725  Service Corp. International               100,947
                                                 ------------
                                                      133,836
                                                 ------------
            DIVERSIFIED TELECOMMUNICATION
               SERVICES -- 3.7%
     4,070  AT&T, Inc.                                132,601
     2,712  Verizon Communications, Inc.              117,999
                                                 ------------
                                                      250,600
                                                 ------------
            ELECTRONIC EQUIPMENT,
               INSTRUMENTS & COMPONENTS
               -- 1.4%
       330  Avnet, Inc.                                14,084
       528  CDW Corp.                                  21,574
     1,297  Ingram Micro, Inc.                         35,330
       225  SYNNEX Corp.                               19,139
                                                 ------------
                                                       90,127
                                                 ------------
            ENERGY EQUIPMENT & SERVICES
               -- 0.6%
       332  Oceaneering International, Inc.            13,041
     1,204  RPC, Inc.                                  10,656
       258  Schlumberger Ltd.                          17,794
                                                 ------------
                                                       41,491
                                                 ------------
            FOOD & STAPLES RETAILING -- 5.7%
     1,688  Casey's General Stores, Inc.              173,729
     1,871  Kroger (The) Co.                           67,487
     2,155  Wal-Mart Stores, Inc. (a)                 139,730
                                                 ------------
                                                      380,946
                                                 ------------
            FOOD PRODUCTS -- 1.0%
       316  Ingredion, Inc.                            27,590
     1,183  Pilgrim's Pride Corp.                      24,583
       376  Pinnacle Foods, Inc.                       15,747
                                                 ------------
                                                       67,920
                                                 ------------
            HEALTH CARE EQUIPMENT &
               SUPPLIES -- 2.0%
       707  DexCom, Inc. (b)                           60,703
     1,813  Hologic, Inc. (b)                          70,943
                                                 ------------
                                                      131,646
                                                 ------------
            HEALTH CARE PROVIDERS & SERVICES
               -- 2.9%
       840  Express Scripts Holding Co. (b)            68,007
       576  LifePoint Health, Inc. (b)                 40,838
       301  MEDNAX, Inc. (b)                           23,114
       520  UnitedHealth Group, Inc.                   60,325
                                                 ------------
                                                      192,284
                                                 ------------
            HOTELS, RESTAURANTS & LEISURE
               -- 2.1%
     1,223  Brinker International, Inc.                64,415
       267  Cracker Barrel Old Country
               Store, Inc.                             39,324


                        See Notes to Financial Statements                Page 43

FIRST TRUST HIGH INCOME ETF (FTHI)

SEPTEMBER 30, 2015

SHARES      DESCRIPTION                             VALUE
----------  -----------------------------------  ------------
COMMON STOCKS (CONTINUED)
            HOTELS, RESTAURANTS & LEISURE
               (CONTINUED)
       958  Las Vegas Sands Corp.                $     36,375
                                                 ------------
                                                      140,114
                                                 ------------
            HOUSEHOLD DURABLES -- 1.2%
        52  NVR, Inc. (b)                              79,311
                                                 ------------
            INDUSTRIAL CONGLOMERATES -- 2.6%
     6,866  General Electric Co. (a)                  173,161
                                                 ------------
            INTERNET SOFTWARE & SERVICES
               -- 4.9%
     5,850  eBay, Inc. (b)                            142,974
       268  Google, Inc., Class C (b)                 163,057
       272  j2 Global, Inc.                            19,271
                                                 ------------
                                                      325,302
                                                 ------------
            IT SERVICES -- 1.0%
       237  Amdocs Ltd.                                13,481
     1,256  Leidos Holdings, Inc.                      51,885
                                                 ------------
                                                       65,366
                                                 ------------
            LEISURE PRODUCTS -- 0.2%
       281  Brunswick Corp.                            13,457
                                                 ------------
            LIFE SCIENCES TOOLS & SERVICES
               -- 0.2%
       189  Quintiles Transnational Holdings,
               Inc. (b)                                13,149
                                                 ------------
            MACHINERY -- 0.6%
       203  Caterpillar, Inc.                          13,268
       204  Toro (The) Co.                             14,390
       532  Trinity Industries, Inc.                   12,061
                                                 ------------
                                                       39,719
                                                 ------------
            MEDIA -- 3.6%
     1,168  Comcast Corp., Class A                     66,436
     4,326  Thomson Reuters Corp.                     174,165
                                                 ------------
                                                      240,601
                                                 ------------
            METALS & MINING -- 0.8%
     1,020  Reliance Steel & Aluminum Co.              55,090
                                                 ------------
            MULTILINE RETAIL -- 1.8%
     1,539  Target Corp.                              121,058
                                                 ------------
            OIL, GAS & CONSUMABLE FUELS
               -- 6.9%
       504  Chevron Corp.                              39,756
     1,095  CVR Energy, Inc. (a)                       44,950
     2,254  Exxon Mobil Corp. (a)                     167,585
     2,004  HollyFrontier Corp.                        97,875
     2,600  PBF Energy, Inc.                           73,398
       919  Western Refining, Inc.                     40,546
                                                 ------------
                                                      464,110
                                                 ------------
            PERSONAL PRODUCTS -- 0.2%
       395  Nu Skin Enterprises, Inc., Class A         16,306
                                                 ------------


SHARES      DESCRIPTION                             VALUE
----------  -----------------------------------  ------------
            PHARMACEUTICALS -- 4.0%
     1,798  Johnson & Johnson (a)                $    167,843
     1,967  Merck & Co., Inc. (a)                      97,150
                                                 ------------
                                                      264,993
                                                 ------------
            ROAD & RAIL -- 0.3%
        56  AMERCO                                     22,034
                                                 ------------
            SEMICONDUCTORS & SEMICONDUCTOR
            EQUIPMENT -- 2.7%
     5,204  Intel Corp. (a)                           156,848
     1,154  Marvell Technology Group Ltd.              10,444
       328  Texas Instruments, Inc.                    16,243
                                                 ------------
                                                      183,535
                                                 ------------
            SOFTWARE -- 5.5%
     1,907  Activision Blizzard, Inc.                  58,907
     1,332  Aspen Technology, Inc. (b)                 50,496
    11,433  King Digital Entertainment, PLC           154,803
     2,268  Microsoft Corp. (a)                       100,382
                                                 ------------
                                                      364,588
                                                 ------------
            SPECIALTY RETAIL -- 4.9%
       953  Foot Locker, Inc.                          68,587
     1,483  Home Depot (The), Inc. (a)                171,272
     1,238  TJX (The) Cos., Inc.                       88,418
                                                 ------------
                                                      328,277
                                                 ------------
            TECHNOLOGY HARDWARE, STORAGE &
               PERIPHERALS -- 4.5%
     2,597  Apple, Inc. (a)                           286,449
       645  EMC Corp.                                  15,583
                                                 ------------
                                                      302,032
                                                 ------------
            TOBACCO -- 4.0%
     1,874  Altria Group, Inc. (a)                    101,945
     2,105  Philip Morris International, Inc.         166,990
                                                 ------------
                                                      268,935
                                                 ------------
            TRADING COMPANIES &
               DISTRIBUTORS -- 0.4%
       488  MSC Industrial Direct Co., Inc.            29,783
                                                 ------------
            WIRELESS TELECOMMUNICATION
               SERVICES -- 0.6%
       978  T-Mobile US, Inc. (b)                      38,934
                                                 ------------
            TOTAL COMMON STOCKS                     6,535,206
            (Cost $6,848,582)                    ------------

REAL ESTATE INVESTMENT TRUSTS -- 0.7%
            MORTGAGE REITS -- 0.7%
     2,711  American Capital Agency Corp.              50,696
                                                 ------------
            TOTAL REAL ESTATE INVESTMENT
               TRUSTS                                  50,696
            (Cost $53,295)                       ------------

            TOTAL INVESTMENTS - 98.4%               6,585,902
            (Cost $6,901,877) (c)                ------------


Page 44                 See Notes to Financial Statements

FIRST TRUST HIGH INCOME ETF (FTHI)

SEPTEMBER 30, 2015

NUMBER OF
CONTRACTS   DESCRIPTION                             VALUE
----------  -----------------------------------  ------------
OPTIONS WRITTEN -- (0.2%)
            S&P 500 Index Calls
         4  @ $2,050.00 due October 2015         $       (260)
         3  @  2,125.00 due October 2015                  (30)
         3  @  2,075.00 due November 2015                (900)
         3  @  2,125.00 due November 2015                (216)
         4  @  2,150.00 due November 2015                (100)
         1  @  1,950.00 due December 2015              (4,800)
         3  @  1,975.00 due December 2015             (10,686)
         2  @  2,100.00 due January 2016               (1,640)
                                                 ------------
            TOTAL OPTIONS WRITTEN                     (18,632)
            (Premiums received $67,490)          ------------

            NET OTHER ASSETS AND
               LIABILITIES - 1.8%                     123,766
                                                 ------------
            NET ASSETS - 100.0%                  $  6,691,036
                                                 ============


(a) All or a portion of this security is pledged to cover index options written.

(b)   Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $6,909,617. As of September 30, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $102,845 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $426,560.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2015 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                ASSETS TABLE
                                                     LEVEL 2      LEVEL 3
                             TOTAL      LEVEL 1    SIGNIFICANT  SIGNIFICANT
                            VALUE AT     QUOTED    OBSERVABLE   UNOBSERVABLE
INVESTMENTS                9/30/2015     PRICES      INPUTS        INPUTS
----------------------------------------------------------------------------
Common Stocks*             $6,535,206  $6,535,206  $        --  $         --
Real Estate
   Investment Trusts*          50,696      50,696           --            --
                           -------------------------------------------------
Total Investments          $6,585,902  $6,585,902  $        --  $         --
                           =================================================

                             LIABILITIES TABLE
                                                     LEVEL 2      LEVEL 3
                             TOTAL      LEVEL 1    SIGNIFICANT  SIGNIFICANT
                            VALUE AT     QUOTED    OBSERVABLE   UNOBSERVABLE
INVESTMENTS                9/30/2015     PRICES      INPUTS        INPUTS
----------------------------------------------------------------------------
Options Written            $  (18,632) $  (18,632) $        --  $         --
                           =================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at September 30, 2015.


                        See Notes to Financial Statements                Page 45

FIRST TRUST LOW BETA INCOME ETF (FTLB)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2015

SHARES      DESCRIPTION                             VALUE
----------  -----------------------------------  ------------
COMMON STOCKS -- 96.9%
            AEROSPACE & DEFENSE -- 5.9%
       867  Boeing (The) Co.                     $    113,534
       330  Huntington Ingalls Industries, Inc.        35,359
       596  Lockheed Martin Corp.                     123,557
       125  Orbital ATK, Inc.                           8,984
                                                 ------------
                                                      281,434
                                                 ------------
            AIR FREIGHT & LOGISTICS -- 2.5%
     1,228  United Parcel Service, Inc.,
               Class B (a)                            121,191
                                                 ------------
            AIRLINES -- 4.1%
     1,271  Alaska Air Group, Inc. (a)                100,981
       215  Allegiant Travel Co.                       46,494
       834  Delta Air Lines, Inc.                      37,422
       421  JetBlue Airways Corp. (b)                  10,849
                                                 ------------
                                                      195,746
                                                 ------------
            AUTO COMPONENTS -- 0.2%
       636  Gentex Corp.                                9,858
                                                 ------------
            AUTOMOBILES -- 1.6%
     5,689  Ford Motor Co. (a)                         77,200
                                                 ------------
            BANKS -- 2.5%
     1,755  CIT Group, Inc.                            70,252
       945  East West Bancorp, Inc.                    36,307
       673  Umpqua Holdings Corp.                      10,970
                                                 ------------
                                                      117,529
                                                 ------------
            BIOTECHNOLOGY -- 4.5%
       738  Amgen, Inc. (a)                           102,080
        73  BioMarin Pharmaceutical, Inc. (b)           7,689
     1,079  Gilead Sciences, Inc.                     105,947
                                                 ------------
                                                      215,716
                                                 ------------
            CHEMICALS -- 0.4%
       335  Westlake Chemical Corp.                    17,383
                                                 ------------
            COMMERCIAL SERVICES & SUPPLIES
               -- 1.0%
       993  Waste Connections, Inc.                    48,240
                                                 ------------
            COMMUNICATIONS EQUIPMENT
               -- 1.5%
       993  Brocade Communications
               Systems, Inc.                           10,308
     1,949  Cisco Systems, Inc. (a)                    51,161
        59  Palo Alto Networks, Inc. (b)               10,148
                                                 ------------
                                                       71,617
                                                 ------------
            CONSTRUCTION & ENGINEERING
               -- 0.6%
       737  Chicago Bridge & Iron Co NV                29,229
                                                 ------------
            DISTRIBUTORS -- 0.3%
       469  LKQ Corp. (b)                              13,301
                                                 ------------


SHARES      DESCRIPTION                             VALUE
----------  -----------------------------------  ------------
            DIVERSIFIED CONSUMER SERVICES
               -- 2.0%
        40  Graham Holdings Co.                  $     23,080
     2,631  Service Corp. International                71,300
                                                 ------------
                                                       94,380
                                                 ------------
            DIVERSIFIED TELECOMMUNICATION
               SERVICES -- 3.7%
     2,875  AT&T, Inc.                                 93,668
     1,916  Verizon Communications, Inc.               83,365
                                                 ------------
                                                      177,033
                                                 ------------
            ELECTRONIC EQUIPMENT,
               INSTRUMENTS & COMPONENTS
               -- 1.3%
       233  Avnet, Inc.                                 9,944
       373  CDW Corp.                                  15,241
       917  Ingram Micro, Inc.                         24,979
       159  SYNNEX Corp.                               13,525
                                                 ------------
                                                       63,689
                                                 ------------
            ENERGY EQUIPMENT & SERVICES
               -- 0.6%
       235  Oceaneering International, Inc.             9,231
       850  RPC, Inc.                                   7,522
       182  Schlumberger Ltd.                          12,553
                                                 ------------
                                                       29,306
                                                 ------------
            FOOD & STAPLES RETAILING -- 5.6%
     1,192  Casey's General Stores, Inc.              122,681
     1,322  Kroger (The) Co.                           47,684
     1,521  Wal-Mart Stores, Inc. (a)                  98,622
                                                 ------------
                                                      268,987
                                                 ------------
            FOOD PRODUCTS -- 1.0%
       223  Ingredion, Inc.                            19,470
       835  Pilgrim's Pride Corp.                      17,352
       265  Pinnacle Foods, Inc.                       11,098
                                                 ------------
                                                       47,920
                                                 ------------
            HEALTH CARE EQUIPMENT &
               SUPPLIES -- 2.0%
       499  DexCom, Inc. (b)                           42,844
     1,281  Hologic, Inc. (b)                          50,126
                                                 ------------
                                                       92,970
                                                 ------------
            HEALTH CARE PROVIDERS & SERVICES
               -- 2.9%
       594  Express Scripts Holding Co. (b)            48,090
       407  LifePoint Health, Inc. (b)                 28,857
       213  MEDNAX, Inc. (b)                           16,356
       367  UnitedHealth Group, Inc.                   42,576
                                                 ------------
                                                      135,879
                                                 ------------
            HOTELS, RESTAURANTS & LEISURE
               -- 2.1%
       864  Brinker International, Inc.                45,507
       188  Cracker Barrel Old Country
               Store, Inc.                             27,688


Page 46                 See Notes to Financial Statements

FIRST TRUST LOW BETA INCOME ETF (FTLB)

SEPTEMBER 30, 2015

SHARES      DESCRIPTION                             VALUE
----------  -----------------------------------  ------------
COMMON STOCKS (CONTINUED)
            HOTELS, RESTAURANTS & LEISURE
               (CONTINUED)
       678  Las Vegas Sands Corp.                $     25,744
                                                 ------------
                                                       98,939
                                                 ------------
            HOUSEHOLD DURABLES -- 1.2%
        37  NVR, Inc. (b)                              56,433
                                                 ------------
            INDUSTRIAL CONGLOMERATES -- 2.6%
     4,849  General Electric Co. (a)                  122,292
                                                 ------------
            INTERNET SOFTWARE & SERVICES
               -- 4.8%
     4,130  eBay, Inc. (b)                            100,937
       189  Google, Inc., Class C (b)                 114,992
       192  j2 Global, Inc.                            13,603
                                                 ------------
                                                      229,532
                                                 ------------
            IT SERVICES -- 1.0%
       168  Amdocs Ltd.                                 9,556
       888  Leidos Holdings, Inc.                      36,683
                                                 ------------
                                                       46,239
                                                 ------------
            LEISURE PRODUCTS -- 0.2%
       198  Brunswick Corp.                             9,482
                                                 ------------
            LIFE SCIENCES TOOLS & SERVICES
               -- 0.2%
       134  Quintiles Transnational Holdings,
               Inc. (b)                                 9,322
                                                 ------------
            MACHINERY -- 0.6%
       143  Caterpillar, Inc.                           9,346
       144  Toro (The) Co.                             10,158
       376  Trinity Industries, Inc.                    8,524
                                                 ------------
                                                       28,028
                                                 ------------
            MEDIA -- 3.6%
       824  Comcast Corp., Class A                     46,869
     3,055  Thomson Reuters Corp.                     122,994
                                                 ------------
                                                      169,863
                                                 ------------
            METALS & MINING -- 0.8%
       721  Reliance Steel & Aluminum Co.              38,941
                                                 ------------
            MULTILINE RETAIL -- 1.8%
     1,087  Target Corp.                               85,503
                                                 ------------
            OIL, GAS & CONSUMABLE FUELS
               -- 6.9%
       356  Chevron Corp.                              28,081
       775  CVR Energy, Inc. (a)                       31,814
     1,592  Exxon Mobil Corp. (a)                     118,365
     1,415  HollyFrontier Corp.                        69,109
     1,837  PBF Energy, Inc.                           51,858
       650  Western Refining, Inc.                     28,678
                                                 ------------
                                                      327,905
                                                 ------------
            PERSONAL PRODUCTS -- 0.2%
       279  Nu Skin Enterprises, Inc., Class A         11,517
                                                 ------------


SHARES      DESCRIPTION                             VALUE
----------  -----------------------------------  ------------
            PHARMACEUTICALS -- 3.9%
     1,270  Johnson & Johnson (a)                $    118,554
     1,389  Merck & Co., Inc. (a)                      68,603
                                                 ------------
                                                      187,157
                                                 ------------
            ROAD & RAIL -- 0.3%
        40  AMERCO                                     15,739
                                                 ------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 2.7%
     3,675  Intel Corp. (a)                           110,764
       814  Marvell Technology Group Ltd.               7,367
       232  Texas Instruments, Inc.                    11,489
                                                 ------------
                                                      129,620
                                                 ------------
            SOFTWARE -- 5.4%
     1,349  Activision Blizzard, Inc.                  41,671
       941  Aspen Technology, Inc. (b)                 35,673
     8,069  King Digital Entertainment, PLC           109,254
     1,601  Microsoft Corp. (a)                        70,860
                                                 ------------
                                                      257,458
                                                 ------------
            SPECIALTY RETAIL -- 4.9%
       673  Foot Locker, Inc.                          48,436
     1,047  Home Depot (The), Inc. (a)                120,918
       875  TJX (The) Cos., Inc.                       62,492
                                                 ------------
                                                      231,846
                                                 ------------
            TECHNOLOGY HARDWARE, STORAGE
               & PERIPHERALS -- 4.5%
     1,834  Apple, Inc. (a)                           202,290
       455  EMC Corp.                                  10,993
                                                 ------------
                                                      213,283
                                                 ------------
            TOBACCO -- 4.0%
     1,323  Altria Group, Inc. (a)                     71,971
     1,486  Philip Morris International, Inc.         117,885
                                                 ------------
                                                      189,856
                                                 ------------
            TRADING COMPANIES &
               DISTRIBUTORS -- 0.4%
       344  MSC Industrial Direct Co., Inc.            20,994
                                                 ------------
            WIRELESS TELECOMMUNICATION
               SERVICES -- 0.6%
       691  T-Mobile US, Inc. (b)                      27,509
                                                 ------------
            TOTAL COMMON STOCKS                     4,616,066
            (Cost $4,835,040)                    ------------

REAL ESTATE INVESTMENT TRUSTS -- 0.8%
            MORTGAGE REITS -- 0.8%
     1,915  American Capital Agency Corp.              35,810
                                                 ------------
            TOTAL REAL ESTATE INVESTMENT
               TRUSTS                                  35,810
            (Cost $37,841)                       ------------


                        See Notes to Financial Statements                Page 47

FIRST TRUST LOW BETA INCOME ETF (FTLB)

SEPTEMBER 30, 2015

NUMBER OF
CONTRACTS   DESCRIPTION                             VALUE
----------  -----------------------------------  ------------
OPTIONS PURCHASED -- 1.1%
            CBOE Volatility Index Calls
        10  @ $15.00 due November 2015           $      6,940
                                                 ------------
            S&P 500 Index Puts
         5  @ $1,900.00 due November 2015              28,500
         3  @  1,875.00 due December 2015              18,600
                                                 ------------
                                                       47,100
                                                 ------------
            TOTAL OPTIONS PURCHASED                    54,040
            (Cost $30,195)                       ------------

            TOTAL INVESTMENTS - 98.8%               4,705,916
            (Cost 4,903,076) (c)                 ------------

OPTIONS WRITTEN -- (0.5%)
            CBOE Volatility Index Calls
        10  @ $22.00 due November 2015                 (3,000)
                                                 ------------
            S&P 500 Index Calls
         3  @ $2,050.00 due October 2015                 (195)
         3  @  2,125.00 due October 2015                  (30)
         2  @  2,075.00 due November 2015                (600)
         4  @  2,125.00 due November 2015                (288)
         2  @  2,150.00 due November 2015                 (50)
         1  @  1,950.00 due December 2015              (4,800)
         2  @  2,100.00 due January 2016               (1,640)
                                                 ------------
                                                       (7,603)
                                                 ------------
            S&P 500 Index Puts
         2  @ $1,800.00 due November 2015              (5,660)
         3  @  1,750.00 due December 2015              (8,910)
                                                 ------------
                                                      (14,570)
                                                 ------------
            TOTAL OPTIONS WRITTEN                     (25,173)
            (Premiums received $58,503)          ------------

            NET OTHER ASSETS AND
               LIABILITIES - 1.7%                      81,353
                                                 ------------
            NET ASSETS - 100.0%                  $  4,762,096
                                                 ============


(a) All or a portion of this security is pledged to cover index options written.

(b)   Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $4,943,837. As of September 30, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $123,392 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $361,313.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2015 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                ASSETS TABLE
                                                     LEVEL 2       LEVEL 3
                             TOTAL      LEVEL 1    SIGNIFICANT   SIGNIFICANT
                            VALUE AT     QUOTED    OBSERVABLE   UNOBSERVABLE
INVESTMENTS                9/30/2015     PRICES      INPUTS        INPUTS
----------------------------------------------------------------------------
Common Stocks*             $4,616,066  $4,616,066  $        --  $         --
Real Estate
   Investment Trusts*          35,810      35,810           --            --
Options Purchased              54,040      54,040           --            --
                           -------------------------------------------------
Total Investments          $4,705,916  $4,705,916  $        --  $         --
                           =================================================

                             LIABILITIES TABLE
                                                     LEVEL 2      LEVEL 3
                             TOTAL      LEVEL 1    SIGNIFICANT  SIGNIFICANT
                            VALUE AT     QUOTED    OBSERVABLE   UNOBSERVABLE
INVESTMENTS                9/30/2015     PRICES      INPUTS        INPUTS
----------------------------------------------------------------------------
Options Written            $  (25,173) $  (25,173) $        --  $         --
                           =================================================

*See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between the Levels at September 30, 2015.


Page 48                 See Notes to Financial Statements

FIRST TRUST NASDAQ RISING DIVIDEND ACHIEVERS ETF (RDVY)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2015

SHARES      DESCRIPTION                             VALUE
----------  -----------------------------------  ------------
COMMON STOCKS -- 99.9%
            AEROSPACE & DEFENSE -- 10.0%
     4,240  Boeing (The) Co.                     $    555,228
     4,144  General Dynamics Corp.                    571,665
     5,886  Honeywell International, Inc.             557,345
     3,415  Northrop Grumman Corp.                    566,719
     5,519  Raytheon Co.                              603,006
                                                 ------------
                                                    2,853,963
                                                 ------------
            BANKS -- 8.2%
    30,515  Fifth Third Bancorp.                      577,039
     9,469  JPMorgan Chase & Co.                      577,325
     6,600  PNC Financial Services Group,
               Inc.                                   588,720
    11,306  Wells Fargo & Co.                         580,563
                                                 ------------
                                                    2,323,647
                                                 ------------
            BIOTECHNOLOGY -- 1.9%
     3,832  Amgen, Inc.                               530,042
                                                 ------------
            CAPITAL MARKETS -- 3.9%
     3,189  Goldman Sachs Group, Inc.                 554,121
     8,363  State Street Corp.                        562,077
                                                 ------------
                                                    1,116,198
                                                 ------------
            COMMUNICATIONS EQUIPMENT
               -- 6.1%
    22,593  Cisco Systems, Inc.                       593,066
     8,601  Motorola Solutions, Inc.                  588,136
    10,597  QUALCOMM, Inc.                            569,377
                                                 ------------
                                                    1,750,579
                                                 ------------
            ENERGY EQUIPMENT & SERVICES
               -- 5.9%
    11,712  Helmerich & Payne, Inc.                   553,509
    15,165  National Oilwell Varco, Inc.              570,962
     7,955  Schlumberger Ltd.                         548,657
                                                 ------------
                                                    1,673,128
                                                 ------------
            FOOD PRODUCTS -- 1.9%
    13,348  Archer-Daniels-Midland Co.                553,275
                                                 ------------
            HEALTH CARE PROVIDERS & SERVICES
               -- 3.9%
     3,929  Anthem, Inc.                              550,060
     4,712  UnitedHealth Group, Inc.                  546,639
                                                 ------------
                                                    1,096,699
                                                 ------------
            INDUSTRIAL CONGLOMERATES -- 2.0%
     6,693  Danaher Corp.                             570,310
                                                 ------------
            INSURANCE -- 18.4%
     5,775  ACE, Ltd.                                 597,135
    10,097  Aflac, Inc.                               586,939
    15,047  Allied World Assurance Co.
               Holdings AG                            574,344
    10,023  Allstate Corp.                            583,739
     4,823  Chubb Corp.                               591,541
     3,338  Everest Re Group, Ltd.                    578,609
    12,009  Principal Financial Group, Inc.           568,506



SHARES      DESCRIPTION                             VALUE
----------  -----------------------------------  ------------
            INSURANCE (CONTINUED)
    18,845  Progressive Corp.                    $    577,411
     5,790  Travelers Cos., Inc.                      576,279
                                                 ------------
                                                    5,234,503
                                                 ------------
            INTERNET SOFTWARE & SERVICES
               -- 1.9%
     8,330  IAC/InterActiveCorp.                      543,699
                                                 ------------
            IT SERVICES -- 2.0%
     5,916  Accenture PLC, Class A                    581,306
                                                 ------------
            MEDIA -- 4.1%
     8,566  Omnicom Group, Inc.                       564,500
    21,932  Twenty-First Century Fox, Inc.            591,725
                                                 ------------
                                                    1,156,225
                                                 ------------
            OIL, GAS & CONSUMABLE FUELS
               -- 5.8%
    21,199  Murphy Oil Corp.                          513,016
     7,342  Phillips 66                               564,159
     9,632  Valero Energy Corp.                       578,883
                                                 ------------
                                                    1,656,058
                                                 ------------
            PHARMACEUTICALS -- 3.9%
     6,179  Johnson & Johnson                         576,810
    11,069  Merck & Co., Inc.                         546,698
                                                 ------------
                                                    1,123,508
                                                 ------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 2.1%
    12,072  Texas Instruments, Inc.                   597,805
                                                 ------------
            SOFTWARE -- 4.0%
    15,861  Oracle Corp.                              572,900
    28,609  Symantec Corp.                            557,017
                                                 ------------
                                                    1,129,917
                                                 ------------
            SPECIALTY RETAIL -- 5.8%
    13,651  GameStop Corp.                            562,558
    18,278  Gap, Inc.                                 520,923
     8,086  TJX (The) Cos., Inc.                      577,502
                                                 ------------
                                                    1,660,983
                                                 ------------
            TECHNOLOGY HARDWARE, STORAGE
               & PERIPHERALS -- 8.1%
     5,086  Apple, Inc.                               560,986
    23,953  EMC Corp.                                 578,704
    12,640  Seagate Technology PLC                    566,272
     7,606  Western Digital Corp.                     604,221
                                                 ------------
                                                    2,310,183
                                                 ------------
            TOTAL INVESTMENTS - 99.9%              28,462,028
            (Cost $30,973,950) (a)
            NET OTHER ASSETS AND
               LIABILITIES - 0.1%                      14,727
                                                 ------------
            NET ASSETS - 100.0%                  $ 28,476,755
                                                 ============


                        See Notes to Financial Statements                Page 49

FIRST TRUST NASDAQ RISING DIVIDEND ACHIEVERS ETF (RDVY)

SEPTEMBER 30, 2015


(a) Aggregate cost for federal income tax purposes is $31,315,527. As of September 30, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $294,960 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $3,148,459.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2015 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                                       LEVEL 2      LEVEL 3
                              TOTAL       LEVEL 1    SIGNIFICANT  SIGNIFICANT
                            VALUE AT      QUOTED     OBSERVABLE   UNOBSERVABLE
INVESTMENTS                 9/30/2015     PRICES       INPUTS        INPUTS
------------------------------------------------------------------------------
Common Stocks*             $28,462,028  $28,462,028  $        --  $         --
                           ===================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at September 30, 2015.


Page 50              See Notes to Financial Statements

FIRST TRUST DORSEY WRIGHT FOCUS 5 ETF (FV)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2015

SHARES      DESCRIPTION                              VALUE
----------  -----------------------------------  --------------
EXCHANGE-TRADED FUNDS -- 99.9%
            CAPITAL MARKETS* -- 99.9%
20,646,155  First Trust Consumer
               Discretionary AlphaDEX(R)
               Fund                              $  707,543,732
17,914,089  First Trust Consumer Staples
               AlphaDEX(R) Fund                     750,779,470
12,231,021  First Trust Dow Jones Internet
               Index Fund (a)                       808,103,558
13,934,861  First Trust Health Care
               AlphaDEX(R) Fund (a)                 811,008,910
 9,710,591  First Trust NYSE Arca
               Biotechnology Index Fund             983,877,080
                                                 --------------
            TOTAL INVESTMENTS - 99.9%             4,061,312,750
            (Cost $4,303,300,729) (b)
            NET OTHER ASSETS AND
               LIABILITIES - 0.1%                     5,474,792
                                                 --------------
            NET ASSETS - 100.0%                  $4,066,787,542
                                                 ==============


(a)   Non-income producing security.

(b) Aggregate cost for federal income tax purposes is $4,303,301,115. As of September 30, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $10,338,531 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $252,326,896.

* Represents investments in affiliated funds.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2015 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                                         LEVEL 2      LEVEL 3
                           TOTAL          LEVEL 1      SIGNIFICANT  SIGNIFICANT
                          VALUE AT         QUOTED      OBSERVABLE   UNOBSERVABLE
INVESTMENTS              9/30/2015         PRICES        INPUTS        INPUTS
--------------------------------------------------------------------------------
Exchange-Traded
   Funds**             $4,061,312,750  $4,061,312,750  $        --  $         --
                       =========================================================

** See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at September 30, 2015.


                        See Notes to Financial Statements                Page 51

FIRST TRUST RBA AMERICAN INDUSTRIAL RENAISSANCE(R) ETF (AIRR)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2015

SHARES      DESCRIPTION                             VALUE
----------  -----------------------------------  ------------
COMMON STOCKS -- 99.9%
            AEROSPACE & DEFENSE -- 3.7%
    59,830  BWX Technologies, Inc.               $  1,577,119
                                                 ------------
            BANKS -- 5.6%
    12,657  Associated Banc-Corp.                     227,446
     7,126  First Financial Corp.                     230,526
     9,815  First Merchants Corp.                     257,349
    13,459  First Midwest Bancorp, Inc.               236,071
    17,561  FNB Corp.                                 227,415
    19,013  Fulton Financial Corp.                    230,057
    22,305  Huntington Bancshares, Inc.               236,433
    22,265  National Penn Bancshares, Inc.            261,614
     2,870  Park National Corp.                       258,932
     4,765  Wintrust Financial Corp.                  254,594
                                                 ------------
                                                    2,420,437
                                                 ------------
            COMMERCIAL SERVICES & SUPPLIES
               -- 8.3%
    73,181  Covanta Holding Corp.                   1,277,009
    80,734  Heritage-Crystal Clean, Inc. (a)          829,138
    33,422  US Ecology, Inc.                        1,458,870
                                                 ------------
                                                    3,565,017
                                                 ------------
            CONSTRUCTION & ENGINEERING
               -- 32.6%
    38,940  Argan, Inc.                             1,350,439
    64,921  Comfort Systems USA, Inc.               1,769,746
    22,064  Dycom Industries, Inc. (a)              1,596,551
    31,731  EMCOR Group, Inc.                       1,404,097
    44,173  Granite Construction, Inc.              1,310,613
    78,154  MasTec, Inc. (a)                        1,237,178
    49,084  MYR Group, Inc. (a)                     1,286,001
    84,496  Primoris Services Corp.                 1,513,323
    53,330  Quanta Services, Inc. (a)               1,291,119
    73,217  Tutor Perini Corp. (a)                  1,205,152
                                                 ------------
                                                   13,964,219
                                                 ------------
            ELECTRICAL EQUIPMENT -- 23.4%
     7,808  Acuity Brands, Inc.                     1,370,929
    29,520  AZZ, Inc.                               1,437,329
    35,535  Encore Wire Corp.                       1,160,928
   230,720  Enphase Energy, Inc. (a)                  853,664
    42,575  Generac Holdings, Inc. (a)              1,281,082
    14,218  Hubbell, Inc., Class B                  1,207,819
   116,692  LSI Industries, Inc.                      984,880
    28,520  Power Solutions International,
               Inc. (a)                               647,689
    95,788  PowerSecure International,
               Inc. (a)                             1,103,478
                                                 ------------
                                                   10,047,798
                                                 ------------
            MACHINERY -- 26.3%
    33,236  American Railcar Industries, Inc.       1,201,814
    73,390  Douglas Dynamics, Inc.                  1,457,526
    72,871  FreightCar America, Inc.                1,250,466
    90,606  Global Brass & Copper
               Holdings, Inc.                       1,858,329
    46,874  LB Foster Co., Class A                    575,613


SHARES      DESCRIPTION                             VALUE
----------  -----------------------------------  ------------
            MACHINERY (CONTINUED)
   172,202  Mueller Water Products, Inc.,
               Class A                           $  1,319,067
    21,369  RBC Bearings, Inc. (a)                  1,276,370
    62,347  TriMas Corp. (a)                        1,019,374
   123,580  Wabash National Corp. (a)               1,308,712
                                                 ------------
                                                   11,267,271
                                                 ------------
            TOTAL INVESTMENTS - 99.9%              42,841,861
            (Cost $53,155,999) (b)
            NET OTHER ASSETS AND
               LIABILITIES - 0.1%                      25,271
                                                 ------------
            NET ASSETS - 100.0%                  $ 42,867,132
                                                 ============


(a)   Non-income producing security.

(b) Aggregate cost for federal income tax purposes is $53,430,126. As of September 30, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,775,005 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $13,363,270.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2015 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                                        LEVEL 2       LEVEL 3
                              TOTAL       LEVEL 1     SIGNIFICANT   SIGNIFICANT
                            VALUE AT      QUOTED      OBSERVABLE    UNOBSERVABLE
INVESTMENTS                 9/30/2015     PRICES        INPUTS         INPUTS
--------------------------------------------------------------------------------
Common Stocks*             $42,841,861  $42,841,861  $          --  $         --
                           =====================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at September 30, 2015.


Page 52              See Notes to Financial Statements

FIRST TRUST RBA QUALITY INCOME ETF (QINC)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2015

SHARES      DESCRIPTION                             VALUE
----------  -----------------------------------  ------------
COMMON STOCKS -- 88.5%
            AEROSPACE & DEFENSE -- 2.3%
     2,147  Raytheon Co.                         $    234,581
                                                 ------------
            BANKS -- 13.5%
     5,238  BB&T Corp.                                186,473
     1,517  City Holding Co.                           74,788
     3,068  Community Bank System, Inc.               114,037
     2,110  Cullen/Frost Bankers, Inc.                134,154
    10,455  FirstMerit Corp.                          184,740
     7,035  Hancock Holding Co.                       190,297
     2,746  NBT Bancorp, Inc.                          73,977
     8,629  Trustmark Corp.                           199,934
     5,099  United Bankshares, Inc.                   193,711
                                                 ------------
                                                    1,352,111
                                                 ------------
            CAPITAL MARKETS -- 5.3%
     5,681  Invesco Ltd.                              177,418
     2,765  T Rowe Price Group, Inc.                  192,167
     4,739  Waddell & Reed Financial, Inc.,
               Class A                                164,775
                                                 ------------
                                                      534,360
                                                 ------------
            COMMERCIAL SERVICES & SUPPLIES
               -- 2.2%
     5,351  Republic Services, Inc.                   220,461
                                                 ------------
            COMMUNICATIONS EQUIPMENT
               -- 3.8%
     7,702  Cisco Systems, Inc.                       202,178
     3,377  QUALCOMM, Inc.                            181,446
                                                 ------------
                                                      383,624
                                                 ------------
            CONTAINERS & PACKAGING -- 1.8%
     4,911  Sonoco Products Co.                       185,341
                                                 ------------
            DISTRIBUTORS -- 2.0%
     2,393  Genuine Parts Co.                         198,356
                                                 ------------
            DIVERSIFIED CONSUMER SERVICES
               -- 0.5%
     1,082  Capella Education Co.                      53,581
                                                 ------------
            DIVERSIFIED TELECOMMUNICATION
               SERVICES -- 1.6%
     4,991  TELUS Corp.                               157,416
                                                 ------------
            ELECTRIC UTILITIES -- 10.2%
     4,545  ALLETE, Inc.                              229,477
     3,912  American Electric Power Co., Inc.         222,437
     3,171  El Paso Electric Co.                      116,756
     4,564  Eversource Energy                         231,030
     4,996  Southern (The) Co.                        223,321
                                                 ------------
                                                    1,023,021
                                                 ------------
            ELECTRICAL EQUIPMENT -- 1.8%
     3,983  Emerson Electric Co.                      175,929
                                                 ------------
            ENERGY EQUIPMENT & SERVICES
               -- 1.3%
     8,571  Atwood Oceanics, Inc.                     126,937
                                                 ------------


SHARES      DESCRIPTION                             VALUE
----------  -----------------------------------  ------------
            FOOD & STAPLES RETAILING -- 1.9%
     2,926  Wal-Mart Stores, Inc.                $    189,722
                                                 ------------
            GAS UTILITIES -- 1.9%
     9,995  Questar Corp.                             194,003
                                                 ------------
            HOTELS, RESTAURANTS & LEISURE
               -- 2.0%
     1,371  Cracker Barrel Old Country
               Store, Inc.                            201,921
                                                 ------------
            INDUSTRIAL CONGLOMERATES -- 1.9%
     1,377  3M Co.                                    195,217
                                                 ------------
            INSURANCE -- 2.0%
     4,136  Principal Financial Group, Inc.           195,798
                                                 ------------
            IT SERVICES -- 2.1%
     4,482  Paychex, Inc.                             213,478
                                                 ------------
            MACHINERY -- 0.7%
     2,576  Hillenbrand, Inc.                          67,002
                                                 ------------
            METALS & MINING -- 1.9%
     3,528  Reliance Steel & Aluminum Co.             190,547
                                                 ------------
            MULTI-UTILITIES -- 13.5%
     2,800  DTE Energy Co.                            225,036
     4,269  NorthWestern Corp.                        229,800
     4,233  PG&E Corp.                                223,502
     5,281  Public Service Enterprise Group,
               Inc.                                   222,647
     4,090  SCANA Corp.                               230,104
     5,307  Vectren Corp.                             222,947
                                                 ------------
                                                    1,354,036
                                                 ------------
            MULTILINE RETAIL -- 3.5%
     3,333  Kohl's Corp.                              154,351
     2,567  Target Corp.                              201,920
                                                 ------------
                                                      356,271
                                                 ------------
            PHARMACEUTICALS -- 5.8%
     2,164  Johnson & Johnson                         202,009
     2,038  Novartis AG, ADR                          187,333
     4,048  Sanofi, ADR                               192,159
                                                 ------------
                                                      581,501
                                                 ------------
            ROAD & RAIL -- 1.9%
     2,490  Norfolk Southern Corp.                    190,236
                                                 ------------
            SPECIALTY RETAIL -- 1.2%
     3,579  Cato Corp.                                121,793
                                                 ------------
            TRADING COMPANIES &
               DISTRIBUTORS -- 1.9%
     5,252  Fastenal Co.                              192,276
                                                 ------------
            TOTAL COMMON STOCKS                     8,889,519
            (Cost $9,411,512)                    ------------


                        See Notes to Financial Statements                Page 53

FIRST TRUST RBA QUALITY INCOME ETF (QINC)

SEPTEMBER 30, 2015

SHARES      DESCRIPTION                             VALUE
----------  -----------------------------------  ------------
REAL ESTATE INVESTMENT TRUSTS -- 11.4%
     7,763  Franklin Street Properties Corp.     $     83,452
     4,800  LTC Properties, Inc.                      204,816
     3,332  National Health Investors, Inc.           191,557
     1,092  Public Storage                            231,100
     4,648  Realty Income Corp.                       220,269
     2,332  Sovran Self Storage, Inc.                 219,907
                                                 ------------
            TOTAL REAL ESTATE INVESTMENT
               TRUSTS                               1,151,101
            (Cost $1,149,759)                    ------------

            TOTAL INVESTMENTS - 99.9%              10,040,620
            (Cost $10,561,271) (a)
            NET OTHER ASSETS AND
               LIABILITIES - 0.1%                       8,451
                                                 ------------
            NET ASSETS - 100.0%                  $ 10,049,071
                                                 ============


(a) Aggregate cost for federal income tax purposes is $10,601,186. As of September 30, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $224,512 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $785,078.

ADR   American Depositary Receipt

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2015 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                                        LEVEL 2       LEVEL 3
                              TOTAL       LEVEL 1     SIGNIFICANT   SIGNIFICANT
                            VALUE AT      QUOTED      OBSERVABLE    UNOBSERVABLE
INVESTMENTS                 9/30/2015     PRICES        INPUTS         INPUTS
--------------------------------------------------------------------------------
Common Stocks*             $ 8,889,519  $ 8,889,519  $          --  $         --
Real Estate
   Investment Trusts         1,151,101    1,151,101             --            --
                           -----------------------------------------------------
Total Investments          $10,040,620  $10,040,620  $          --  $         --
                           =====================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at September 30, 2015.


Page 54              See Notes to Financial Statements

FIRST TRUST DORSEY WRIGHT INTERNATIONAL FOCUS 5 ETF (IFV)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2015

SHARES      DESCRIPTION                             VALUE
----------  -----------------------------------  ------------
EXCHANGE-TRADED FUNDS -- 99.5%
            CAPITAL MARKETS* -- 99.5%
 3,777,118  First Trust Germany AlphaDEX(R)
               Fund                              $127,024,478
 3,480,244  First Trust Hong Kong
               AlphaDEX(R) Fund                   114,500,027
 4,363,020  First Trust ISE Chindia Index
               Fund                               111,213,380
 3,510,493  First Trust Switzerland
               AlphaDEX(R) Fund                   130,941,389
 3,493,515  First Trust United Kingdom
               AlphaDEX(R) Fund                   140,124,887
                                                 ------------
            TOTAL INVESTMENTS - 99.5%             623,804,161
            (Cost $744,946,411) (a)
            NET OTHER ASSETS AND
               LIABILITIES - 0.5%                   2,958,295
                                                 ------------
            NET ASSETS - 100.0%                  $626,762,456
                                                 ============


(a) Aggregate cost for federal income tax purposes is $745,348,592. As of September 30, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $0 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $121,544,431.

* Represents investments in affiliated funds.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2015 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                                        LEVEL 2       LEVEL 3
                            TOTAL        LEVEL 1      SIGNIFICANT   SIGNIFICANT
                           VALUE AT       QUOTED      OBSERVABLE    UNOBSERVABLE
INVESTMENTS               9/30/2015       PRICES        INPUTS         INPUTS
--------------------------------------------------------------------------------
Exchange-Traded
   Funds**               $623,804,161  $623,804,161  $          --  $         --
                         =======================================================

** See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at September 30, 2015.


                        See Notes to Financial Statements                Page 55

FIRST TRUST EXCHANGE-TRADED FUND VI

STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2015

                                                 FIRST TRUST                              INTERNATIONAL
                                                   NASDAQ             MULTI-ASSET          MULTI-ASSET          FIRST TRUST
                                             TECHNOLOGY DIVIDEND  DIVERSIFIED INCOME   DIVERSIFIED INCOME       HIGH INCOME
                                                 INDEX FUND           INDEX FUND           INDEX FUND               ETF
                                                   (TDIV)               (MDIV)               (YDIV)               (FTHI)
                                             -------------------  -------------------  -------------------  -------------------
ASSETS:
Investments, at value - Unaffiliated.......    $   470,006,413      $   700,831,836      $    12,675,480      $     6,585,902
Investments, at value - Affiliated.........                 --          176,560,719                   --                   --
                                               ---------------      ---------------      ---------------      ---------------
Total investments, at value................        470,006,413          877,392,555           12,675,480            6,585,902
Cash.......................................                 --              744,170                   --               95,882
Cash held at broker........................                 --                   --                   --               16,022
Due from broker............................                 --                   --                   --                3,494
Foreign currency, at value.................                 --                   --              183,533                   --
Receivables:
   Investment securities sold..............                 --            9,933,224                   --                   --
   Capital shares sold.....................                 --                   --                   --                   --
   Dividends...............................            553,830            3,253,821               24,299               12,699
   Dividend reclaims.......................             35,049                   --                6,027                   27
Other assets...............................                 --                  311                   --                   --
                                               ---------------      ---------------      ---------------      ---------------
   Total Assets............................        470,595,292          891,324,081           12,889,339            6,714,026
                                               ---------------      ---------------      ---------------      ---------------
LIABILITIES:
Options written, at value..................                 --                   --                   --               18,632
Due to custodian...........................            285,535                   --              205,630                   --
Due to broker..............................                 --                   --                   --                   --
Payables:
   Capital shares redeemed.................                 --            9,973,140                   --                   --
   Investment securities purchased.........                 --                   --                   --                   --
   Investment advisory fees................            198,143              356,034                7,428                4,358
                                               ---------------      ---------------      ---------------      ---------------
   Total Liabilities.......................            483,678           10,329,174              213,058               22,990
                                               ---------------      ---------------      ---------------      ---------------
NET ASSETS.................................    $   470,111,614      $   880,994,907      $    12,676,281      $     6,691,036
                                               ===============      ===============      ===============      ===============
NET ASSETS CONSIST OF:
Paid-in capital............................    $   528,495,793      $ 1,037,786,127      $    16,471,068      $     7,052,610
Par value..................................            194,050              479,500                8,000                3,500
Accumulated net investment income
   (loss)..................................            348,999             (399,094)                (446)                  --
Accumulated net realized gain (loss) on
   investments, foreign  currency
   transactions and options transactions...        (24,366,121)         (82,083,041)          (1,810,263)             (97,957)
Net unrealized appreciation (depreciation)
   on investments, foreign currency
   translation and options.................        (34,561,107)         (74,788,585)          (1,992,078)            (267,117)
                                               ---------------      ---------------      ---------------      ---------------
NET ASSETS.................................    $   470,111,614      $   880,994,907      $    12,676,281      $     6,691,036
                                               ===============      ===============      ===============      ===============
NET ASSET VALUE, per share.................    $         24.23      $         18.37      $         15.85      $         19.12
                                               ===============      ===============      ===============      ===============
Number of shares outstanding (unlimited
   number of shares authorized, par value
   $0.01 per share)........................         19,405,000           47,950,002              800,002              350,002
                                               ===============      ===============      ===============      ===============
Investments, at cost - Unaffiliated........    $   504,567,520      $   770,916,151      $    14,665,808      $     6,901,877
                                               ===============      ===============      ===============      ===============
Investment, at cost - Affiliated...........    $            --      $   181,264,989      $            --      $            --
                                               ===============      ===============      ===============      ===============
Total investments, at cost.................    $   504,567,520      $   952,181,140      $    14,665,808      $     6,901,877
                                               ===============      ===============      ===============      ===============
Foreign currency, at cost (proceeds).......    $            --      $            --      $       184,610      $            --
                                               ===============      ===============      ===============      ===============
Premiums received on options written.......    $            --      $            --      $            --      $        67,490
                                               ===============      ===============      ===============      ===============


Page 56               See Notes to Financial Statements

                            FIRST TRUST                             FIRST TRUST RBA                             FIRST TRUST
       FIRST TRUST            NASDAQ             FIRST TRUST           AMERICAN            FIRST TRUST         DORSEY WRIGHT
        LOW BETA          RISING DIVIDEND       DORSEY WRIGHT         INDUSTRIAL           RBA QUALITY         INTERNATIONAL
       INCOME ETF          ACHIEVERS ETF         FOCUS 5 ETF      RENAISSANCE(R) ETF       INCOME ETF           FOCUS 5 ETF
         (FTLB)               (RDVY)                (FV)                (AIRR)               (QINC)                (IFV)
   -------------------  -------------------  -------------------  -------------------  -------------------  -------------------

     $     4,705,916      $    28,462,028      $            --      $    42,841,861      $    10,040,620      $            --
                  --                   --        4,061,312,750                   --                   --          623,804,161
     ---------------      ---------------      ---------------      ---------------      ---------------      ---------------
           4,705,916           28,462,028        4,061,312,750           42,841,861           10,040,620          623,804,161
              65,435                   --            6,639,267               19,044                   --            3,137,736
              13,250                   --                   --                   --                   --                   --
                  --                   --                   --                   --                   --                   --
                  --                   --                   --                   --                   --                   --

                  --                   --          140,733,576            1,502,318                   --            3,346,966
                  --                   --           67,925,867                   --                   --                   --
               9,479               48,141                   --               34,979               19,482                   --
                  41                   --                   --                   --                  784                   --
                  --                   --                   --                   --                   --                   --
     ---------------      ---------------      ---------------      ---------------      ---------------      ---------------
           4,794,121           28,510,169        4,276,611,460           44,398,202           10,060,886          630,288,863
     ---------------      ---------------      ---------------      ---------------      ---------------      ---------------

              25,173                   --                   --                   --                   --                   --
                  --               21,468                   --                   --                6,076                   --
               3,482                   --                   --                   --                   --                   --

                  --                   --          140,926,161            1,503,383                   --            3,363,096
                  --                   --           67,834,446                   --                   --                   --
               3,370               11,946            1,063,311               27,687                5,739              163,311
     ---------------      ---------------      ---------------      ---------------      ---------------      ---------------
              32,025               33,414          209,823,918            1,531,070               11,815            3,526,407
     ---------------      ---------------      ---------------      ---------------      ---------------      ---------------
     $     4,762,096      $    28,476,755      $ 4,066,787,542      $    42,867,132      $    10,049,071      $   626,762,456
     ===============      ===============      ===============      ===============      ===============      ===============

     $     5,039,399      $    31,163,220      $ 4,303,778,604      $    62,078,652      $    10,986,753      $   746,065,024
               2,500               14,000            1,856,000               28,000                5,000              367,000

                  --               23,475            3,141,303               51,095                   --            2,974,301


            (115,973)            (212,018)                (386)          (8,976,477)            (422,031)          (1,501,619)


            (163,830)          (2,511,922)        (241,987,979)         (10,314,138)            (520,651)        (121,142,250)
     ---------------      ---------------      ---------------      ---------------      ---------------      ---------------
     $     4,762,096      $    28,476,755      $ 4,066,787,542      $    42,867,132      $    10,049,071      $   626,762,456
     ===============      ===============      ===============      ===============      ===============      ===============
     $         19.05      $         20.34      $         21.91      $         15.31      $         20.10      $         17.08
     ===============      ===============      ===============      ===============      ===============      ===============


             250,002            1,400,002          185,600,002            2,800,002              500,002           36,700,002
     ===============      ===============      ===============      ===============      ===============      ===============
     $     4,903,076      $    30,973,950      $            --      $    53,155,999      $    10,561,271      $            --
     ===============      ===============      ===============      ===============      ===============      ===============
     $            --      $            --      $ 4,303,300,729      $            --      $            --      $   744,946,411
     ===============      ===============      ===============      ===============      ===============      ===============
     $     4,903,076      $    30,973,950      $ 4,303,300,729      $    53,155,999      $    10,561,271      $   744,946,411
     ===============      ===============      ===============      ===============      ===============      ===============
     $            --      $            --      $            --      $            --      $            --      $            --
     ===============      ===============      ===============      ===============      ===============      ===============
     $        58,503      $            --      $            --      $            --      $            --      $            --
     ===============      ===============      ===============      ===============      ===============      ===============


                        See Notes to Financial Statements                Page 57

FIRST TRUST EXCHANGE-TRADED FUND VI

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2015

                                                 FIRST TRUST                              INTERNATIONAL
                                                   NASDAQ             MULTI-ASSET          MULTI-ASSET          FIRST TRUST
                                             TECHNOLOGY DIVIDEND  DIVERSIFIED INCOME   DIVERSIFIED INCOME       HIGH INCOME
                                                 INDEX FUND           INDEX FUND           INDEX FUND               ETF
                                                   (TDIV)               (MDIV)               (YDIV)               (FTHI)
                                             -------------------  -------------------  -------------------  -------------------
INVESTMENT INCOME:
Dividends - Unaffiliated...................    $    21,271,103      $    40,199,814      $       821,078      $       116,161
Dividends - Affiliated.....................                 --           10,131,940                   --                   --
Interest...................................                 --                   --                   --                    8
Foreign tax withholding....................           (468,401)                  --              (68,580)                (271)
Other......................................                 --                   80                   --                    4
                                               ---------------      ---------------      ---------------      ---------------
   Total investment income.................         20,802,702           50,331,834              752,498              115,902
                                               ---------------      ---------------      ---------------      ---------------
EXPENSES:
Investment advisory fees...................          3,377,354            5,796,811              102,496               40,771
Excise tax expense.........................                 --                   --                  214                   --
                                               ---------------      ---------------      ---------------      ---------------
   Total expenses..........................          3,377,354            5,796,811              102,710               40,771
                                               ---------------      ---------------      ---------------      ---------------
   Fees waived or expenses reimbursed by
      the investment advisor...............                 --             (954,750)                  --                   --
                                               ---------------      ---------------      ---------------      ---------------
Net expenses...............................                 --            4,842,061                   --                   --
                                               ---------------      ---------------      ---------------      ---------------
NET INVESTMENT INCOME (LOSS)...............         17,425,348           45,489,773              649,788               75,131
                                               ---------------      ---------------      ---------------      ---------------
NET REALIZED AND UNREALIZED
   GAIN (LOSS):
Net realized gain (loss) on:
   Investments - Unaffiliated..............        (22,219,224)         (59,604,692)          (1,612,775)             (80,194)
   Investments - Affiliated................                 --             (562,753)                  --                   --
   Written option transactions.............                 --                   --                   --               38,956
   In-kind redemptions - Unaffiliated......         63,089,046              385,434               (2,074)              82,737
   In-kind redemptions - Affiliated........                 --              358,235                   --                   --
   Foreign currency transactions...........                 --                   --              (23,545)                  --
                                               ---------------      ---------------      ---------------      ---------------
Net realized gain (loss)...................         40,869,822          (59,423,776)          (1,638,394)              41,499
                                               ---------------      ---------------      ---------------      ---------------
Net change in unrealized appreciation
   (depreciation) on:
   Investments - Unaffiliated..............       (104,045,421)         (74,121,939)          (1,729,761)            (316,284)
   Investments - Affiliated................                 --           (4,704,270)                  --                   --
   Written options held....................                 --                   --                   --               45,772
   Foreign currency translation............                 --                   --                 (574)                  --
                                               ---------------      ---------------      ---------------      ---------------
Net change in unrealized appreciation
   (depreciation)..........................       (104,045,421)         (78,826,209)          (1,730,335)            (270,512)
                                               ---------------      ---------------      ---------------      ---------------
NET REALIZED AND UNREALIZED
   GAIN (LOSS).............................        (63,175,599)        (138,249,985)          (3,368,729)            (229,013)
                                               ---------------      ---------------      ---------------      ---------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS..............................    $   (45,750,251)     $   (92,760,212)     $    (2,718,941)     $      (153,882)
                                               ===============      ===============      ===============      ===============


Page 58                 See Notes to Financial Statements

                            FIRST TRUST                             FIRST TRUST RBA                             FIRST TRUST
       FIRST TRUST            NASDAQ             FIRST TRUST           AMERICAN            FIRST TRUST         DORSEY WRIGHT
        LOW BETA          RISING DIVIDEND       DORSEY WRIGHT         INDUSTRIAL           RBA QUALITY         INTERNATIONAL
       INCOME ETF          ACHIEVERS ETF         FOCUS 5 ETF      RENAISSANCE(R) ETF       INCOME ETF           FOCUS 5 ETF
         (FTLB)               (RDVY)                (FV)                (AIRR)               (QINC)                (IFV)
   -------------------  -------------------  -------------------  -------------------  -------------------  -------------------

     $        85,338      $       467,383      $            --      $       842,847      $       309,241      $            --
                  --                   --           13,512,903                   --                   --            9,653,879
                   6                    7                  680                   25                   --                   --
                (291)                  --                   --                   --               (4,228)                  --
                  16                   --                   --                   17                   --                   --
     ---------------      ---------------      ---------------      ---------------      ---------------      ---------------
              85,069              467,390           13,513,583              842,889              305,013            9,653,879
     ---------------      ---------------      ---------------      ---------------      ---------------      ---------------

              29,737               92,382            7,735,248              559,701               63,974            1,116,410
                  --                   --                   --                   --                   --                3,193
     ---------------      ---------------      ---------------      ---------------      ---------------      ---------------
              29,737               92,382            7,735,248              559,701               63,974            1,119,603
     ---------------      ---------------      ---------------      ---------------      ---------------      ---------------

                  --                   --                   --                   --                   --                   --
     ---------------      ---------------      ---------------      ---------------      ---------------      ---------------
                  --                   --                   --                   --                   --                   --
     ---------------      ---------------      ---------------      ---------------      ---------------      ---------------
              55,332              375,008            5,778,335              283,188              241,039            8,534,276
     ---------------      ---------------      ---------------      ---------------      ---------------      ---------------



             (83,737)            (161,173)                  --           (8,774,688)            (386,222)                  --
                  --                   --                   --                   --                   --           (2,488,463)
              23,897                   --                   --                   --                   --                   --
                  16            1,145,798                   --            6,435,588              657,215                   --
                  --                   --           52,424,844                   --                   --          (14,654,504)
                  --                   --                   --                   --                   --                   --
     ---------------      ---------------      ---------------      ---------------      ---------------      ---------------
             (59,824)             984,625           52,424,844           (2,339,100)             270,993          (17,142,967)
     ---------------      ---------------      ---------------      ---------------      ---------------      ---------------


            (194,340)          (2,617,760)                  --           (7,056,037)            (363,975)                  --
                  --                   --         (266,195,649)                  --                   --         (119,510,903)
              31,074                   --                   --                   --                   --                   --
                  --                   --                   --                   --                   --                   --
     ---------------      ---------------      ---------------      ---------------      ---------------      ---------------

            (163,266)          (2,617,760)        (266,195,649)          (7,056,037)            (363,975)        (119,510,903)
     ---------------      ---------------      ---------------      ---------------      ---------------      ---------------

            (223,090)          (1,633,135)        (213,770,805)          (9,395,137)             (92,982)        (136,653,870)
     ---------------      ---------------      ---------------      ---------------      ---------------      ---------------


     $      (167,758)     $    (1,258,127)     $  (207,992,470)     $    (9,111,949)     $       148,057      $  (128,119,594)
     ===============      ===============      ===============      ===============      ===============      ===============


                        See Notes to Financial Statements                Page 59

FIRST TRUST EXCHANGE-TRADED FUND VI

STATEMENTS OF CHANGES IN NET ASSETS

                                                                     FIRST TRUST                            MULTI-ASSET
                                                                  NASDAQ TECHNOLOGY                     DIVERSIFIED INCOME
                                                                 DIVIDEND INDEX FUND                        INDEX FUND
                                                                       (TDIV)                                 (MDIV)
                                                         -----------------------------------    -----------------------------------

                                                             FOR THE            FOR THE             FOR THE            FOR THE
                                                            YEAR ENDED         YEAR ENDED          YEAR ENDED         YEAR ENDED
                                                            9/30/2015          9/30/2014           9/30/2015          9/30/2014
                                                         ----------------   ----------------    ----------------   ----------------
OPERATIONS:
Net investment income (loss)..........................   $     17,425,348   $     13,405,168    $     45,489,773   $     27,945,530
Net realized gain (loss)..............................         40,869,822          7,209,603         (59,423,776)         7,241,365
Net change in unrealized appreciation (depreciation)..       (104,045,421)        61,479,931         (78,826,209)        16,722,629
                                                         ----------------   ----------------    ----------------   ----------------
Net increase (decrease) in net assets resulting from
   operations.........................................        (45,750,251)        82,094,702         (92,760,212)        51,909,524
                                                         ----------------   ----------------    ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.................................        (17,128,472)       (12,811,593)        (46,293,066)       (35,770,042)
Net realized gain.....................................                 --                 --                  --                 --
Return of capital.....................................                 --                 --         (17,763,597)                --
                                                         ----------------   ----------------    ----------------   ----------------
Total distributions to shareholders                           (17,128,472)       (12,811,593)        (64,056,663)       (35,770,042)
                                                         ----------------   ----------------    ----------------   ----------------
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold.............................        169,807,991        495,923,217         354,259,181        532,466,922
Cost of shares redeemed...............................       (360,353,469)       (47,110,046)       (100,400,976)      (256,237,493)
                                                         ----------------   ----------------    ----------------   ----------------
Net increase (decrease) in net assets resulting from
   shareholder transactions...........................       (190,545,478)       448,813,171         253,858,205        276,229,429
                                                         ----------------   ----------------    ----------------   ----------------
Total increase (decrease) in net assets...............       (253,424,201)       518,096,280          97,041,330        292,368,911
NET ASSETS:
Beginning of period...................................        723,535,815        205,439,535         783,953,577        491,584,666
                                                         ----------------   ----------------    ----------------   ----------------
End of period.........................................   $    470,111,614   $    723,535,815    $    880,994,907   $    783,953,577
                                                         ================   ================    ================   ================
Accumulated net investment income (loss) at end of
   period.............................................   $        348,999   $        674,399    $       (399,094)  $     (2,559,753)
                                                         ================   ================    ================   ================
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period...............         26,755,000          9,105,000          36,500,002         23,800,002
Shares sold...........................................          6,150,000         19,500,000          16,600,000         24,250,000
Shares redeemed.......................................        (13,500,000)        (1,850,000)         (5,150,000)       (11,550,000)
                                                         ----------------   ----------------    ----------------   ----------------
Shares outstanding, end of period.....................         19,405,000         26,755,000          47,950,002         36,500,002
                                                         ================   ================    ================   ================

(a) Inception date is January 6, 2014, which is consistent with the commencement of investment operations and is the date the initial creation units were established.


Page 60                 See Notes to Financial Statements

                             INTERNATIONAL                           FIRST TRUST                            FIRST TRUST
                        MULTI-ASSET DIVERSIFIED                      HIGH INCOME                             LOW BETA
                           INCOME INDEX FUND                             ETF                                INCOME ETF
                                (YDIV)                                 (FTHI)                                 (FTLB)
                  -----------------------------------    -----------------------------------    -----------------------------------
                                                                             FOR THE PERIOD                         FOR THE PERIOD
                      FOR THE            FOR THE             FOR THE          1/6/2014 (a)          FOR THE          1/6/2014 (a)
                     YEAR ENDED         YEAR ENDED          YEAR ENDED          THROUGH            YEAR ENDED          THROUGH
                     9/30/2015          9/30/2014           9/30/2015          9/30/2014           9/30/2015          9/30/2014
                  ----------------   ----------------    ----------------   ----------------    ----------------   ----------------

                  $        649,788   $        372,123    $         75,131   $         40,301    $         55,332   $         36,566
                        (1,638,394)            (9,596)             41,499             51,942             (59,824)            28,326
                        (1,730,335)          (372,423)           (270,512)             3,395            (163,266)              (564)
                  ----------------   ----------------    ----------------   ----------------    ----------------   ----------------

                        (2,718,941)            (9,896)           (153,882)            95,638            (167,758)            64,328
                  ----------------   ----------------    ----------------   ----------------    ----------------   ----------------

                          (669,713)          (400,902)            (74,928)           (64,556)            (55,135)           (47,581)
                                --            (56,951)                 --                 --                  --                 --
                           (36,444)                --            (165,274)                --             (72,061)                --
                  ----------------   ----------------    ----------------   ----------------    ----------------   ----------------
                          (706,157)          (457,853)           (240,202)           (64,556)           (127,196)           (47,581)
                  ----------------   ----------------    ----------------   ----------------    ----------------   ----------------

                         3,939,903         10,373,827           5,062,593          5,039,443           2,026,090          5,029,832
                          (904,311)        (2,003,842)         (1,021,070)        (2,026,928)                 --         (2,015,619)
                  ----------------   ----------------    ----------------   ----------------    ----------------   ----------------

                         3,035,592          8,369,985           4,041,523          3,012,515           2,026,090          3,014,213
                  ----------------   ----------------    ----------------   ----------------    ----------------   ----------------
                          (389,506)         7,902,236           3,647,439          3,043,597           1,731,136          3,030,960

                        13,065,787          5,163,551           3,043,597                 --           3,030,960                 --
                  ----------------   ----------------    ----------------   ----------------    ----------------   ----------------
                  $     12,676,281   $     13,065,787    $      6,691,036   $      3,043,597    $      4,762,096   $      3,030,960
                  ================   ================    ================   ================    ================   ================

                  $           (446)  $         (4,368)   $             --   $             --    $             --   $             --
                  ================   ================    ================   ================    ================   ================

                           650,002            250,002             150,002                 --             150,002                 --
                           200,000            500,000             250,000            250,002             100,000            250,002
                           (50,000)          (100,000)            (50,000)          (100,000)                 --           (100,000)
                  ----------------   ----------------    ----------------   ----------------    ----------------   ----------------
                           800,002            650,002             350,002            150,002             250,002            150,002
                  ================   ================    ================   ================    ================   ================


                        See Notes to Financial Statements                Page 61

FIRST TRUST EXCHANGE-TRADED FUND VI

                                                                     FIRST TRUST                            FIRST TRUST
                                                               NASDAQ RISING DIVIDEND                      DORSEY WRIGHT
                                                                    ACHIEVERS ETF                           FOCUS 5 ETF
                                                                       (RDVY)                                  (FV)
                                                         -----------------------------------    -----------------------------------
                                                                             FOR THE PERIOD                         FOR THE PERIOD
                                                             FOR THE          1/6/2014 (a)          FOR THE          3/5/2014 (b)
                                                            YEAR ENDED          THROUGH            YEAR ENDED          THROUGH
                                                            9/30/2015          9/30/2014           9/30/2015          9/30/2014
                                                         ----------------   ----------------    ----------------   ----------------
OPERATIONS:
Net investment income (loss)..........................   $        375,008   $         92,834    $      5,778,335   $        362,568
Net realized gain (loss)                                          984,625            205,692          52,424,844            787,219
Net change in unrealized appreciation (depreciation)..         (2,617,760)           105,838        (266,195,649)        24,207,670
                                                         ----------------   ----------------    ----------------   ----------------
Net increase (decrease) in net assets resulting from
   operations.........................................         (1,258,127)           404,364        (207,992,470)        25,357,457
                                                         ----------------   ----------------    ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.................................           (355,691)           (88,676)         (2,921,750)           (77,850)
Net realized gain.....................................                 --                 --                  --                 --
Return of capital.....................................                 --                 --                  --                 --
                                                         ----------------   ----------------    ----------------   ----------------
Total distributions to shareholders...................           (355,691)           (88,676)         (2,921,750)           (77,850)
                                                         ----------------   ----------------    ----------------   ----------------
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold.............................         32,839,752         10,161,394       4,036,753,325        551,378,066
Cost of shares redeemed...............................        (10,105,854)        (3,120,407)       (326,119,895)        (9,589,341)
                                                         ----------------   ----------------    ----------------   ----------------
Net increase (decrease) in net assets resulting from
   shareholder transactions...........................         22,733,898          7,040,987       3,710,633,430        541,788,725
                                                         ----------------   ----------------    ----------------   ----------------
Total increase (decrease) in net assets...............         21,120,080          7,356,675       3,499,719,210        567,068,332
NET ASSETS:
Beginning of period...................................          7,356,675                 --         567,068,332                 --
                                                         ----------------   ----------------    ----------------   ----------------
End of period.........................................   $     28,476,755   $      7,356,675    $  4,066,787,542   $    567,068,332
                                                         ================   ================    ================   ================
Accumulated net investment income (loss) at end of
   period.............................................   $         23,475   $          4,158    $      3,141,303   $        284,718
                                                         ================   ================    ================   ================
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period...............            350,002                 --          27,800,002                 --
Shares sold...........................................          1,500,000            500,002         172,400,000         28,300,002
Shares redeemed.......................................           (450,000)          (150,000)        (14,600,000)          (500,000)
                                                         ----------------   ----------------    ----------------   ----------------
Shares outstanding, end of period.....................          1,400,002            350,002         185,600,002         27,800,002
                                                         ================   ================    ================   ================

(a) Inception date is January 6, 2014, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Inception date is March 5, 2014, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(c) Inception date is March 10, 2014, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(d) Inception date is July 22, 2014, which is consistent with the commencement of investment operations and is the date the initial creation units were established.


Page 62                 See Notes to Financial Statements

                              FIRST TRUST                                                                   FIRST TRUST
                             RBA AMERICAN                            FIRST TRUST                           DORSEY WRIGHT
                              INDUSTRIAL                         RBA QUALITY INCOME                        INTERNATIONAL
                          RENAISSANCE(R) ETF                             ETF                                FOCUS 5 ETF
                                (AIRR)                                 (QINC)                                  (IFV)
                  -----------------------------------    -----------------------------------    -----------------------------------
                                      FOR THE PERIOD                         FOR THE PERIOD                         FOR THE PERIOD
                      FOR THE         3/10/2014 (c)          FOR THE         3/10/2014 (c)          FOR THE         7/22/2014 (d)
                     YEAR ENDED          THROUGH            YEAR ENDED          THROUGH            YEAR ENDED          THROUGH
                     9/30/2015          9/30/2014           9/30/2015          9/30/2014           9/30/2015          9/30/2014
                  ----------------   ----------------    ----------------   ----------------    ----------------   ----------------

                  $        283,188   $        151,187    $        241,039   $         65,629    $      8,534,276   $        115,484
                        (2,339,100)          (857,919)            270,993             62,490         (17,142,967)                --
                        (7,056,037)        (3,258,101)           (363,975)          (156,676)       (119,510,903)        (1,631,347)
                  ----------------   ----------------    ----------------   ----------------    ----------------   ----------------

                        (9,111,949)        (3,964,833)            148,057            (28,557)       (128,119,594)        (1,515,863)
                  ----------------   ----------------    ----------------   ----------------    ----------------   ----------------

                          (283,600)           (99,680)           (242,181)           (62,231)         (5,675,990)                --
                                --                 --                  --                 --                  --                 --
                                --                 --                  --                 --                  --                 --
                  ----------------   ----------------    ----------------   ----------------    ----------------   ----------------
                          (283,600)           (99,680)           (242,181)           (62,231)         (5,675,990)                --
                  ----------------   ----------------    ----------------   ----------------    ----------------   ----------------

                        47,504,549         86,400,745          11,674,069          8,156,769       1,007,318,598         33,090,138
                       (74,697,361)        (2,880,739)         (6,509,207)        (3,087,648)       (278,334,833)                --
                  ----------------   ----------------    ----------------   ----------------    ----------------   ----------------

                       (27,192,812)        83,520,006           5,164,862          5,069,121         728,983,765         33,090,138
                  ----------------   ----------------    ----------------   ----------------    ----------------   ----------------
                       (36,588,361)        79,455,493           5,070,738          4,978,333         595,188,181         31,574,275

                        79,455,493                 --           4,978,333                 --          31,574,275                 --
                  ----------------   ----------------    ----------------   ----------------    ----------------   ----------------
                  $     42,867,132   $     79,455,493    $     10,049,071   $      4,978,333    $    626,762,456   $     31,574,275
                  ================   ================    ================   ================    ================   ================

                  $         51,095   $         51,507    $             --   $          1,304    $      2,974,301            115,484
                  ================   ================    ================   ================    ================   ================

                         4,350,002                 --             250,002                 --           1,700,002                 --
                         2,600,000          4,500,002             550,000            400,002          50,350,000          1,700,002
                        (4,150,000)          (150,000)           (300,000)          (150,000)        (15,350,000)                --
                  ----------------   ----------------    ----------------   ----------------    ----------------   ----------------
                         2,800,002          4,350,002             500,002            250,002          36,700,002          1,700,002
                  ================   ================    ================   ================    ================   ================


                        See Notes to Financial Statements                Page 63

FIRST TRUST EXCHANGE-TRADED FUND VI

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NASDAQ TECHNOLOGY DIVIDEND INDEX FUND (TDIV)

                                                                                                   FOR THE PERIOD
                                                              YEAR ENDED SEPTEMBER 30,             8/13/2012 (a)
                                                   ----------------------------------------------     THROUGH
                                                        2015            2014            2013         9/30/2012
                                                   --------------  --------------  --------------  --------------
Net asset value, beginning of period                 $    27.04      $    22.56      $    19.74      $    19.92
                                                     ----------      ----------      ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               0.73            0.73            0.59            0.04
Net realized and unrealized gain (loss)                   (2.83)           4.46            2.81           (0.18)
                                                     ----------      ----------      ----------      ----------
Total from investment operations                          (2.10)           5.19            3.40           (0.14)
                                                     ----------      ----------      ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                     (0.71)          (0.71)          (0.58)          (0.04)
                                                     ----------      ----------      ----------      ----------
Net asset value, end of period                       $    24.23      $    27.04      $    22.56      $    19.74
                                                     ==========      ==========      ==========      ==========
TOTAL RETURN (b)                                          (7.92)%         23.19%          17.49%          (0.72)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $  470,112      $  723,536      $  205,440      $   27,731
Ratio of total expenses to average net assets              0.50%           0.50%           0.50%           0.50% (c)
Ratio of net investment income (loss) to average
   net assets                                              2.58%           3.13%           2.95%           2.39% (c)
Portfolio turnover rate (d)                                  27%             34%             37%             18%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established. First Trust Portfolios L.P. seeded the Fund on July 19, 2012 in order to provide initial capital required by SEC rules.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 64                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND VI

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (MDIV)

                                                                                                   FOR THE PERIOD
                                                              YEAR ENDED SEPTEMBER 30,             8/13/2012 (a)
                                                   ----------------------------------------------     THROUGH
                                                        2015            2014            2013         9/30/2012
                                                   --------------  --------------  --------------  --------------
Net asset value, beginning of period                 $    21.48      $    20.65      $    20.18      $    19.98
                                                     ----------      ----------      ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               0.99            1.05            0.90            0.09
Net realized and unrealized gain (loss)                   (2.73)           1.02            0.71            0.15
                                                     ----------      ----------      ----------      ----------
Total from investment operations                          (1.74)           2.07            1.61            0.24
                                                     ----------      ----------      ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                     (0.99)          (1.24)          (1.07)          (0.04)
Return of capital                                         (0.38)             --           (0.07)             --
                                                     ----------      ----------      ----------      ----------
Total distributions                                       (1.37)          (1.24)          (1.14)          (0.04)
                                                     ----------      ----------      ----------      ----------
Net asset value, end of period                       $    18.37      $    21.48      $    20.65      $    20.18
                                                     ==========      ==========      ==========      ==========
TOTAL RETURN (b)                                          (8.57)%         10.17%           8.08%           1.18%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $  880,995      $  783,954      $  491,585      $   34,307
Ratio of total expenses to average net assets              0.60%           0.60%           0.60%           0.60% (c)
Ratio of net expenses to average net assets                0.50%           0.60%           0.60%           0.60% (c)
Ratio of net investment income (loss) to average
   net assets                                              4.71%           4.55%           4.80%           7.10% (c)
Portfolio turnover rate (d)                                 116%             96%            124%             34%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. For some periods, the total returns would have been lower if certain fees had not been waived by the investment advisor.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 65

FIRST TRUST EXCHANGE-TRADED FUND VI

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV)

                                                             YEAR ENDED            FOR THE PERIOD
                                                           SEPTEMBER 30,           8/22/2013 (a)
                                                   ------------------------------     THROUGH
                                                        2015            2014         9/30/2013
                                                   --------------  --------------  --------------
Net asset value, beginning of period                 $    20.10      $    20.65      $    19.97
                                                     ----------      ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               0.82            1.08            0.07
Net realized and unrealized gain (loss)                   (4.18)          (0.27)           0.69
                                                     ----------      ----------      ----------
Total from investment operations                          (3.36)           0.81            0.76
                                                     ----------      ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                     (0.84)          (1.13)          (0.08)
Return of capital                                         (0.05)             --              --
Net realized gain                                            --           (0.23)             --
                                                     ----------      ----------      ----------
Total distributions                                       (0.89)          (1.36)          (0.08)
                                                     ----------      ----------      ----------
Net asset value, end of period                       $    15.85      $    20.10      $    20.65
                                                     ==========      ==========      ==========
TOTAL RETURN (b)                                         (17.29)%          3.93%           3.80%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $   12,676      $   13,066      $    5,164
Ratio of total expenses to average net assets              0.70%           0.70%           0.70% (c)
Ratio of net investment income (loss) to average
   net assets                                              4.44%           4.74%           3.15% (c)
Portfolio turnover rate (d)                                 132%            116%             24%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 66                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND VI

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST HIGH INCOME ETF (FTHI)

                                                                   FOR THE PERIOD
                                                        YEAR        1/6/2014 (a)
                                                       ENDED          THROUGH
                                                     9/30/2015       9/30/2014
                                                   --------------  --------------
Net asset value, beginning of period                 $    20.29      $    19.93
                                                     ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               0.54            0.40
Net realized and unrealized gain (loss)                   (0.70)           0.52
                                                     ----------      ----------
Total from investment operations                          (0.16)           0.92
                                                     ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                     (0.32)          (0.56)
Return of capital                                         (0.69)             --
                                                     ----------      ----------
Total distributions                                       (1.01)          (0.56)
                                                     ----------      ----------
Net asset value, end of period                       $    19.12      $    20.29
                                                     ==========      ==========
TOTAL RETURN (b)                                          (0.96)%          4.66%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $    6,691      $    3,044
Ratio of total expenses to average net assets              0.85%           0.85% (c)
Ratio of net investment income (loss) to average
   net assets                                              1.57%           2.49% (c)
Portfolio turnover rate (d)                                 191%             54%


FIRST TRUST LOW BETA INCOME ETF (FTLB)

                                                                   FOR THE PERIOD
                                                        YEAR        1/6/2014 (a)
                                                       ENDED          THROUGH
                                                     9/30/2015       9/30/2014
                                                   --------------  --------------
Net asset value, beginning of period                 $    20.21      $    19.93
                                                     ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               0.44            0.40
Net realized and unrealized gain (loss)                   (0.87)           0.36
                                                     ----------      ----------
Total from investment operations                          (0.43)           0.76
                                                     ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                     (0.32)          (0.48)
Return of capital                                         (0.41)             --
                                                     ----------      ----------
Total distributions                                       (0.73)          (0.48)
                                                     ----------      ----------
Net asset value, end of period                       $    19.05      $    20.21
                                                     ==========      ==========
TOTAL RETURN (b)                                          (2.26)%          3.83%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $    4,762      $    3,031
Ratio of total expenses to average net assets              0.85%           0.85% (c)
Ratio of net investment income (loss) to average
   net assets                                              1.58%           2.47% (c)
Portfolio turnover rate (d)                                 205%             38%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 67

FIRST TRUST EXCHANGE-TRADED FUND VI

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NASDAQ RISING DIVIDEND ACHIEVERS ETF (RDVY)

                                                                   FOR THE PERIOD
                                                        YEAR        1/6/2014 (a)
                                                       ENDED          THROUGH
                                                     9/30/2015       9/30/2014
                                                   --------------  --------------
Net asset value, beginning of period                 $    21.02      $    19.93
                                                     ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               0.39            0.29
Net realized and unrealized gain (loss)                   (0.68)           1.08
                                                     ----------      ----------
Total from investment operations                          (0.29)           1.37
                                                     ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                     (0.39)          (0.28)
                                                     ----------      ----------
Net asset value, end of period                       $    20.34      $    21.02
                                                     ==========      ==========
TOTAL RETURN (b)                                          (1.47)%          6.88%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $   28,477      $    7,357
Ratio of total expenses to average net assets              0.50%           0.50% (c)
Ratio of net investment income (loss) to average
   net assets                                              2.03%           2.26% (c)
Portfolio turnover rate (d)                                  71%             62%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 68                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND VI

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST DORSEY WRIGHT FOCUS 5 ETF (FV)

                                                                   FOR THE PERIOD
                                                        YEAR        3/5/2014 (a)
                                                       ENDED          THROUGH
                                                     9/30/2015       9/30/2014
                                                   --------------  --------------
Net asset value, beginning of period                 $    20.40      $    20.02
                                                     ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               0.04            0.01
Net realized and unrealized gain (loss)                    1.50            0.37
                                                     ----------      ----------
Total from investment operations                           1.54            0.38
                                                     ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                     (0.03)           0.00 (b)
                                                     ----------      ----------
Net asset value, end of period                       $    21.91      $    20.40
                                                     ==========      ==========
TOTAL RETURN (c)                                           7.55%           1.91%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $4,066,788      $  567,068
Ratio of total expenses to average net assets              0.30%           0.30% (d)
Ratio of net investment income (loss) to average
   net assets                                              0.22%           0.22% (d)
Portfolio turnover rate (e)                                   0%              0%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Amount is less than $0.01.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)   Annualized.

(e) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 69

FIRST TRUST EXCHANGE-TRADED FUND VI

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST RBA AMERICAN INDUSTRIAL RENAISSANCE(R) ETF (AIRR)

                                                                   FOR THE PERIOD
                                                        YEAR       3/10/2014 (a)
                                                       ENDED          THROUGH
                                                     9/30/2015       9/30/2014
                                                   --------------  --------------
Net asset value, beginning of period                 $    18.27      $    19.98
                                                     ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               0.07            0.05
Net realized and unrealized gain (loss)                   (2.97)          (1.72)
                                                     ----------      ----------
Total from investment operations                          (2.90)          (1.67)
                                                     ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                     (0.06)          (0.04)
                                                     ----------      ----------
Net asset value, end of period                       $    15.31      $    18.27
                                                     ==========      ==========
TOTAL RETURN (b)                                         (15.90)%         (8.37)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $   42,867      $   79,455
Ratio of total expenses to average net assets              0.70%           0.70% (c)
Ratio of net investment income (loss) to average
   net assets                                              0.35%           0.62% (c)
Portfolio turnover rate (d)                                  66%             20%


FIRST TRUST RBA QUALITY INCOME ETF (QINC)

                                                                   FOR THE PERIOD
                                                        YEAR       3/10/2014 (a)
                                                       ENDED          THROUGH
                                                     9/30/2015       9/30/2014
                                                   --------------  --------------
Net asset value, beginning of period                 $    19.91      $    20.00
                                                     ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               0.53            0.34
Net realized and unrealized gain (loss)                    0.19           (0.10)
                                                     ----------      ----------
Total from investment operations                           0.72            0.24
                                                     ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                     (0.53)          (0.33)
                                                     ----------      ----------
Net asset value, end of period                       $    20.10      $    19.91
                                                     ==========      ==========
TOTAL RETURN (b)                                           3.49%           1.14%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $   10,049      $    4,978
Ratio of total expenses to average net assets              0.70%           0.70% (c)
Ratio of net investment income (loss) to average
   net assets                                              2.64%           3.16% (c)
Portfolio turnover rate (d)                                 163%             55%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 70                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND VI

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST DORSEY WRIGHT INTERNATIONAL FOCUS 5 ETF (IFV)

                                                                   FOR THE PERIOD
                                                        YEAR       7/22/2014 (a)
                                                       ENDED          THROUGH
                                                     9/30/2015       9/30/2014
                                                   --------------  --------------
Net asset value, beginning of period                 $    18.57      $    20.09
                                                     ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               0.20            0.07
Net realized and unrealized gain (loss)                   (1.50)          (1.59)
                                                     ----------      ----------
Total from investment operations                          (1.30)          (1.52)
                                                     ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                     (0.19)             --
                                                     ----------      ----------
Net asset value, end of period                       $    17.08      $    18.57
                                                     ==========      ==========
TOTAL RETURN (b)                                          (7.01)%         (7.57)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $  626,762      $   31,574
Ratio of total expenses to average net assets              0.30%           0.30% (c)
Ratio of net investment income (loss) to average
   net assets                                              2.29%           5.67% (c)
Portfolio turnover rate (d)                                   7%              0%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 71

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEPTEMBER 30, 2015

                                1. ORGANIZATION

First Trust Exchange-Traded Fund VI (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on June 4, 2012, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of ten funds:

    First Trust NASDAQ Technology Dividend Index Fund - (The NASDAQ(R) Stock
      Market LLC ("NASDAQ") ticker "TDIV")
    Multi-Asset Diversified Income Index Fund - (NASDAQ ticker "MDIV") International Multi-Asset Diversified Income Index Fund - (NASDAQ ticker
      "YDIV")
    First Trust High Income ETF - (NASDAQ ticker "FTHI")
    First Trust Low Beta Income ETF - (NASDAQ ticker "FTLB")
    First Trust NASDAQ Rising Dividend Achievers ETF - (NASDAQ ticker "RDVY") First Trust Dorsey Wright Focus 5 ETF - (NASDAQ ticker "FV")
    First Trust RBA American Industrial Renaissance(R) ETF - (NASDAQ ticker
      "AIRR")
    First Trust RBA Quality Income ETF - (NASDAQ ticker "QINC")
    First Trust Dorsey Wright International Focus 5 ETF - (NASDAQ ticker "IFV")

Each fund represents a separate series of shares of beneficial interest in the Trust (each a "Fund" and collectively, the "Funds"). Each Fund's shares currently are listed and traded on NASDAQ. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities in which the Funds invest, or for cash or, in certain circumstances, a combination of both. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. The investment objective of each Fund, except for FTHI and FTLB, is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:

FUND                                                         INDEX
First Trust NASDAQ Technology Dividend Index Fund            NASDAQ Technology Dividend Index(SM) (1)
Multi-Asset Diversified Income Index Fund                    NASDAQ Multi-Asset Diversified Income Index(SM) (1)
International Multi-Asset Diversified Income Index Fund      NASDAQ International Multi-Asset Diversified Income Index(SM) (1)
First Trust NASDAQ Rising Dividend Achievers ETF             NASDAQ Rising Dividend Achievers Index (1)
First Trust Dorsey Wright Focus 5 ETF                        Dorsey Wright Focus Five Index (2)
First Trust RBA American Industrial Renaissance(R) ETF       Richard Bernstein Advisors American Industrial Renaissance(R) Index (3)
First Trust RBA Quality Income ETF                           Richard Bernstein Advisors Quality Income Index
First Trust Dorsey Wright International Focus 5 ETF          Dorsey Wright International Focus Five Index (2)


(1) This index is developed, maintained and sponsored by The NASDAQ OMX Group, Inc., and is licensed to First Trust Advisors L.P., the investment advisor to the Trust.

(2) This Index is developed and sponsored by Dorsey, Wright & Associates LLC, maintained by The NASDAQ OMX Group, Inc., and is licensed to First Trust Advisors L.P., the investment advisor to the Trust.

(3) This index is developed and sponsored by Richard Bernstein Advisors LLC, maintained by the New York Stock Exchange, and is licensed to First Trust Advisors L.P., the investment advisor to the Trust.

FTHI and FTLB are actively managed exchange-traded funds. The primary investment objective of FTHI is to provide current income. FTHI's secondary investment objective is to provide capital appreciation. Prior to August 31, 2015, FTHI pursued its objectives by investing in large cap equity securities listed on U.S. exchanges and by utilizing an "option strategy" consisting of writing (selling) U.S. exchange traded covered call options on the S&P 500(R) Index (the "Index"). As of August 31, 2015, FTHI changed its investment strategy and may invest in equity securities of all market capitalizations and will write U.S. exchange-traded covered call options on the Index with expirations of less than one year in order to seek additional cash flow in the form of premiums on the options that may be distributed to shareholders on a monthly basis. A premium is the income received by an investor who sells or writes an option contract to another party. The market value of the option strategy may be up to 20% of FTHI's overall NAV.

The investment objective of FTLB is to provide current income. Prior to August 31, 2015, FTLB pursued its objective by investing in large cap equity securities listed on U.S. exchanges and by utilizing an "option strategy" consisting of buying U.S. exchange-traded put options on the Index and writing (selling) U.S. exchange-traded covered call options on the Index. As of August 31, 2015, FTLB changed its investment strategy and may invest in equity securities of all market capitalizations and will write U.S. exchange-traded covered call options and hold put options on the Index with expirations of less than one year in


Page 72


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEPTEMBER 30, 2015

order to seek additional cash flow in the form of premiums on the options. These premiums may be distributed to shareholders on a monthly basis or used to purchase U.S. exchange-traded put options on the Index that seek to provide FTLB with downside protection and which are expected to reduce FTLB's price sensitivity to declining markets. The market value of the option strategy may be up to 20% of FTLB's overall NAV.


                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds, each of which is an investment company within the scope of Financial Accounting Standards Board ("FASB") Accounting Standards Update 2013-08, follow accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund's NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service, or are determined by the Pricing Committee of the Funds' investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

      Common stocks, real estate investment trusts ("REITs"), and other equity securities listed on any national or foreign exchange (excluding NASDAQ and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. Over-the-counter options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or pricing services;


                                                                         Page 73


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                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEPTEMBER 30, 2015

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3)    closed-end fund trading of similar securities;

      4)    foreign currency exchange activity;

      5) the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

In addition, differences between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index could result in a difference between a Fund's performance and the performance of its underlying index.

Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund's securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE. Any use of a different rate from the rates used by a relevant index may adversely affect the Fund's ability to track the index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of September 30, 2015, is included with each Fund's Portfolio of Investments.

B. OPTION CONTRACTS

FTHI and FTLB are subject to equity price risk in the normal course of pursuing their investment objectives and may write (sell) U.S. exchange-traded covered call options on the Index to hedge against changes in the value of equities. Additionally, these two Funds seek to generate additional income, in the form of premiums received, from writing (selling) the options. FTHI and FTLB may write
(sell) covered call options or put ("options") on all or a portion of the equity securities held in their respective portfolios and on securities indices as determined to be appropriate by the Advisor, consistent with their investment objectives. Options on securities indices are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security and are similar to options on single securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. These two Funds will not write (sell) "naked" or uncovered options. When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in "Options written, at value" on the Statements of Assets and Liabilities. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEPTEMBER 30, 2015

securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options' expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.

Options written (sold) by FTHI and FTLB will either be exercised, expire or be cancelled pursuant to a closing transaction. If an index option written (sold) by either of these two Funds is exercised, the Fund would be obligated to deliver cash equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. If the price of the index is less than the option's strike price, the index option will likely expire without being exercised. In the case of a stock option, if the price of the underlying equity security exceeds the option's exercise price, it is likely that the option holder will exercise the option. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss. If the price of the underlying equity security is less than the option's strike price, the option will likely expire without being exercised. The option premium received by each Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. Gain or loss on options is presented separately as "Net realized gain (loss) on Written options transactions" on the Statements of Operations.

The index options that FTHI and FTLB write (sell) give the option holder the right, but not the obligation, to receive an amount of cash based on the difference between the closing level of the stock index and the exercise price on or prior to the option's expiration date. The stock options that FTHI and FTLB write (sell) give the option holder the right, but not the obligation, to purchase securities from each Fund at the strike price on or prior to the option's expiration date. The ability to successfully implement the writing (selling) of covered call or put options depends on the ability of the Advisor to predict pertinent market movements, which cannot be assured. As the writer (seller) of a covered option, each Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.

FTLB may also purchase U.S. exchange-traded call or put options on the Index to hedge against changes in the value of equities. The purchase of call or put options involves the risk of loss of all or a part of the cash paid for the put options (the premium). The Fund's maximum equity price risk for purchased options is limited to the premium initially paid. When the Fund purchases a call or put option, the premium paid represents the cost of the call or put option, which is included in "Investments, at cost" on the Statements of Assets and Liabilities.

If FTLB elects to exercise a call or put option on the Index, settlement does not occur by the delivery of the securities comprising the Index. FTLB, as holder of the stock index option, receives an amount of cash if the closing level of the stock index upon which the option is based is less than the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. If the Fund elects to allow a put option to expire, then the equity price risk for purchased options is limited to the premium initially paid. Gain or loss on options is included in "Net realized gain (loss) on Investments" on the Statements of Operations.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Distributions received from a Fund's investments in REITs and master limited partnerships ("MLPs") may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the period is not known until after the REIT's and MLP's fiscal year end. A Fund records the character of distributions received from the REITs and MLPs during the year based on estimates. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs and MLPs after their tax reporting periods conclude.

D. AFFILIATED TRANSACTIONS

MDIV, FV and IFV invest in securities of affiliated funds. Each Fund's investment performance and risks are related to the investment performance and risks of the affiliated funds.

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--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEPTEMBER 30, 2015

Amounts relating to these investments in MDIV at September 30, 2015, and for the period then ended are:

                                                  SHARE ACTIVITY
                               ----------------------------------------------------
                               BALANCE AT                               BALANCE AT       VALUE AT       DIVIDEND       REALIZED
SECURITY NAME                  9/30/2014     PURCHASES       SALES       9/30/2015      9/30/2015        INCOME      GAIN/(LOSS)
---------------------------------------------------------------------------------------------------------------------------------
First Trust Tactical High
   Yield ETF                       --        4,682,098     (1,014,447)    3,667,651   $  176,560,719   $10,131,940   $   (204,518)
                                                                                      --------------   -----------   ------------


Amounts relating to these investments in FV at September 30, 2015, and for the period then ended are:

                                                  SHARE ACTIVITY
                               ----------------------------------------------------
                               BALANCE AT                               BALANCE AT       VALUE AT       DIVIDEND       REALIZED
SECURITY NAME                  9/30/2014     PURCHASES       SALES       9/30/2015      9/30/2015        INCOME      GAIN/(LOSS)
---------------------------------------------------------------------------------------------------------------------------------
First Trust Consumer
   Discretionary AlphaDEX(R)
   Fund                         3,092,483    19,177,776    (1,624,104)   20,646,155   $  707,543,732   $ 4,355,169   $  4,387,501
First Trust Consumer Staples
   AlphaDEX(R) Fund             2,683,233    16,640,048    (1,409,192)   17,914,089      750,779,470     8,025,791      7,538,556
First Trust Dow Jones Internet
   Index Fund                   1,832,001    11,361,160      (962,140)   12,231,021      808,103,558            --      8,251,176
First Trust Health Care
   AlphaDEX(R) Fund             2,087,237    12,943,792    (1,096,168)   13,934,861      811,008,910            --     10,604,527
First Trust NYSE Arca
   Biotechnology Index Fund     1,454,495     9,019,968      (763,872)    9,710,591      983,877,080     1,131,943     21,643,084
                                                                                      --------------   -----------   ------------
                                                                                      $4,061,312,750   $13,512,903   $ 52,424,844
                                                                                      ==============   ===========   ============


Amounts relating to these investments in IFV at September 30, 2015, and for the period then ended are:

                                                  SHARE ACTIVITY
                               ----------------------------------------------------
                               BALANCE AT                               BALANCE AT       VALUE AT       DIVIDEND       REALIZED
SECURITY NAME                  9/30/2014     PURCHASES       SALES       9/30/2015      9/30/2015        INCOME      GAIN/(LOSS)
---------------------------------------------------------------------------------------------------------------------------------
First Trust Canada AlphaDEX(R)
   Fund                           177,276        52,140      (229,416)           --   $           --   $        --   $   (498,117)
First Trust Emerging Markets
   Small Cap AlphaDEX(R) Fund     156,434       148,627      (305,061)           --               --            --       (503,927)
First Trust Germany
   AlphaDEX(R) Fund               164,356     5,246,361    (1,633,599)    3,777,118      127,024,478     1,825,920     (2,891,157)
First Trust Hong Kong
   AlphaDEX(R) Fund                    --     4,888,517    (1,408,273)    3,480,244      114,500,027     2,608,042     (7,194,457)
First Trust ISE Chindia Index
   Fund                                --     6,254,900    (1,891,880)    4,363,020      111,213,380       697,652     (5,426,200)
First Trust Switzerland
   AlphaDEX(R) Fund               199,580     4,870,809    (1,559,896)    3,510,493      130,941,389     1,637,501     (1,468,779)
First Trust United Kingdom
   AlphaDEX(R) Fund               150,518     4,848,210    (1,505,213)    3,493,515      140,124,887     2,884,764        839,670
                                                                                      --------------   -----------   ------------
                                                                                      $  623,804,161   $ 9,653,879   $(17,142,967)
                                                                                      ==============   ===========   ============


E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid monthly for YDIV, MDIV, FTHI and FTLB and quarterly for TDIV, RDVY, FV, AIRR, QINC and IFV or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEPTEMBER 30, 2015

securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid by each applicable Fund during the fiscal year ended September 30, 2015 was as follows:

                                                                                  Distributions    Distributions    Distributions
                                                                                    paid from        paid from        paid from
                                                                                    Ordinary          Capital         Return of
                                                                                     Income            Gains           Capital
                                                                                  -------------    -------------    -------------
First Trust NASDAQ Technology Dividend Index Fund                                 $  17,128,472    $          --    $          --
Multi-Asset Diversified Income Index Fund                                            46,293,066               --       17,763,597
International Multi-Asset Diversified Income Index Fund                                 669,713               --           36,444
First Trust High Income ETF                                                              74,928               --          165,274
First Trust Low Beta Income ETF                                                          55,135               --           72,061
First Trust NASDAQ Rising Dividend Achievers ETF                                        355,691               --               --
First Trust Dorsey Wright Focus 5 ETF                                                 2,921,750               --               --
First Trust RBA American Industrial Renaissance(R) ETF                                  283,600               --               --
First Trust RBA Quality Income ETF                                                      242,181               --               --
First Trust Dorsey Wright International Focus 5 ETF                                   5,675,990               --               --


The tax character of distributions paid by each applicable Fund during the fiscal year ended September 30, 2014 was as follows:

                                                                                  Distributions    Distributions    Distributions
                                                                                    paid from        paid from        paid from
                                                                                    Ordinary          Capital         Return of
                                                                                     Income            Gains           Capital
                                                                                  -------------    -------------    -------------
First Trust NASDAQ Technology Dividend Index Fund                                 $  12,811,593    $          --    $          --
Multi-Asset Diversified Income Index Fund                                            35,770,042               --               --
International Multi-Asset Diversified Income Index Fund                                 457,853               --               --
First Trust High Income ETF                                                              64,556               --               --
First Trust Low Beta Income ETF                                                          47,581               --               --
First Trust NASDAQ Rising Dividend Achievers ETF                                         88,676               --               --
First Trust Dorsey Wright Focus 5 ETF                                                    77,850               --               --
First Trust RBA American Industrial Renaissance(R) ETF                                   99,680               --               --
First Trust RBA Quality Income ETF                                                       62,231               --               --
First Trust Dorsey Wright International Focus 5 ETF                                          --               --               --


As of September 30, 2015, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                                                    Accumulated          Net
                                                                                  Undistributed     Capital and      Unrealized
                                                                                    Ordinary           Other        Appreciation
                                                                                     Income         Gain (Loss)     (Depreciation)
                                                                                  -------------    -------------    -------------
First Trust NASDAQ Technology Dividend Index Fund                                 $          --  $   (21,259,314)   $ (37,318,915)
Multi-Asset Diversified Income Index Fund                                                    --      (81,589,196)     (75,681,524)
International Multi-Asset Diversified Income Index Fund                                      --       (1,717,485)      (2,085,302)
First Trust High Income ETF                                                                  --          (41,359)        (323,715)
First Trust Low Beta Income ETF                                                              --          (41,882)        (237,921)
First Trust NASDAQ Rising Dividend Achievers ETF                                        153,034               --       (2,853,499)
First Trust Dorsey Wright Focus 5 ETF                                                 3,141,303               --     (241,988,365)
First Trust RBA American Industrial Renaissance(R) ETF                                   51,095       (8,702,350)     (10,588,265)
First Trust RBA Quality Income ETF                                                           --         (382,116)        (560,566)
First Trust Dorsey Wright International Focus 5 ETF                                   2,974,301       (1,099,438)    (121,544,431)

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEPTEMBER 30, 2015

F. INCOME TAXES

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2012, 2013, 2014 and 2015 remain open to federal and state audit for MDIV and TDIV. Taxable years ended 2013, 2014 and 2015 remains open to federal and state audit for YDIV. Taxable years ended 2014 and 2015 remains open to federal and state audit for AIRR, FTHI, FTLB, FV, IFV, QINC, and RDVY. As of September 30, 2015, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. At September 30, 2015, the Funds had net capital losses for federal income tax purposes as shown in the table below. To the extent that these loss carryfowards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.


                                                                Capital
                                                             Loss Available
                                                             --------------
First Trust NASDAQ Technology Dividend Index Fund            $   21,259,314
Multi-Asset Diversified Income Index Fund                        81,589,196
International Multi-Asset Diversified Income Index Fund           1,717,485
First Trust High Income ETF                                          41,359
First Trust Low Beta Income ETF                                      41,882
First Trust NASDAQ Rising Dividend Achievers ETF                         --
First Trust Dorsey Wright Focus 5 ETF                                    --
First Trust RBA American Industrial Renaissance(R) ETF            8,702,350
First Trust RBA Quality Income ETF                                  382,116
First Trust Dorsey Wright International Focus 5 ETF               1,099,438

In order to present paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income
(loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended September 30, 2015, the adjustments for each Fund were as follows:

                                                                                    Accumulated Net
                                                             Accumulated Net         Realized Gain
                                                               Investment              (Loss) on             Paid-in
                                                              Income (Loss)           Investments            Capital
                                                             ---------------        ---------------       --------------
First Trust NASDAQ Technology Dividend Index Fund            $      (622,276)       $   (59,548,711)      $   60,170,987
Multi-Asset Diversified Income Index Fund                          2,963,952             (3,169,262)             205,310
International Multi-Asset Diversified Income Index Fund               23,847                  2,978              (26,825)
First Trust High Income ETF                                             (203)               (81,054)              81,257
First Trust Low Beta Income ETF                                         (197)                   (57)                 254
First Trust NASDAQ Rising Dividend Achievers ETF                          --             (1,140,445)           1,140,445
First Trust Dorsey Wright Focus 5 ETF                                     --            (52,424,504)          52,424,504
First Trust RBA American Industrial Renaissance(R) ETF                    --             (5,643,332)           5,643,332
First Trust RBA Quality Income ETF                                      (162)              (639,180)             639,342
First Trust Dorsey Wright International Focus 5 ETF                      531             15,641,348          (15,641,879)

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEPTEMBER 30, 2015

G. EXPENSES

Expenses that are directly related to the Funds are charged to First Trust pursuant to the Investment Management Agreement, with the exception of distribution and service fees pursuant to a Rule 12b-1 plan, if any, brokerage expenses, acquired fund fees and expenses excluding those attributable to affiliated funds held by MDIV, taxes, interest and extraordinary expenses, which are paid by each respective Fund.

First Trust has entered into licensing agreements with the following "Licensors" for the respective Funds:

FUND                                                            LICENSOR
First Trust NASDAQ Technology Dividend Index Fund               The NASDAQ OMX Group, Inc
Multi-Asset Diversified Income Index Fund                       The NASDAQ OMX Group, Inc
International Multi-Asset Diversified Income Index Fund         The NASDAQ OMX Group, Inc
First Trust NASDAQ Rising Dividend Achievers ETF                The NASDAQ OMX Group, Inc
First Trust Dorsey Wright Focus 5 ETF                           Dorsey, Wright & Associates, LLC
First Trust RBA American Industrial Renaissance(R) ETF          Richard Bernstein Advisors LLC
First Trust RBA Quality Income ETF                              Richard Bernstein Advisors LLC First Trust
Dorsey Wright International Focus 5 ETF                         Dorsey, Wright & Associates, LLC

The respective license agreements allow for the use by First Trust of each Fund's respective index and of certain trademarks and trade names of the Licensor. The Funds are sub-licensees to the applicable license agreements.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

For these services, each Fund pays First Trust an annual unitary management fee based on each Fund's average daily net assets at a rate set forth below:

                                                                         Rate
                                                                       ---------
      First Trust NASDAQ Technology Dividend Index Fund                  0.50%
      Multi-Asset Diversified Income Index Fund                          0.60%
      International Multi-Asset Diversified Income Index Fund            0.70%
      First Trust High Income ETF                                        0.85%
      First Trust Low Beta Income ETF                                    0.85%
      First Trust NASDAQ Rising Dividend Achievers ETF                   0.50%
      First Trust Dorsey Wright Focus 5 ETF                              0.30%
      First Trust RBA American Industrial Renaissance(R) ETF             0.70%
      First Trust RBA Quality Income ETF                                 0.70%
      First Trust Dorsey Wright International Focus 5 ETF                0.30%


Pursuant to a contractual agreement dated December 15, 2014 between the Trust, on behalf of MDIV, and First Trust, the management fees paid to First Trust will be reduced by the proportional amount of the management fees earned by MDIV on assets invested in other investment companies advised by First Trust. This contractual agreement shall continue until the earlier of (i) its termination at the direction of the Trust's Board of Trustees or (ii) the termination of MDIV's management agreement with First Trust; however, it is expected to remain in place at least until January 31, 2016. First Trust does not have the right to recover the waived fees on the shares of investment companies advised by First Trust. For the period ended September 30, 2015, MDIV waived $954,750 of management fees.

First Trust is responsible for the expenses of each Fund including the cost of transfer agency, custody, fund administration, licensing fees, if applicable, legal, audit and other services, including any compensation to Trustees, and excluding distribution and service fees pursuant to a Rule 12b-1 plan, if any, brokerage expenses, acquired fund fees and expenses with the exception of those attributable to affiliated funds held by MDIV, taxes, interest, and extraordinary expenses, which are paid by each respective Fund. First Trust also provides fund reporting services to the Funds for a flat annual fee in the amount of $9,250 per Fund, which is covered under the annual unitary management fee.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEPTEMBER 30, 2015

The Trust has multiple service agreements with Brown Brothers Harriman & Co. ("BBH"). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BBH is responsible for custody of each Fund's assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of each Fund's securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for each Fund.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended September 30, 2015, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

                                                               Purchases             Sales
                                                            ----------------    ----------------
First Trust NASDAQ Technology Dividend Index Fund           $    180,103,895    $    179,715,566
Multi-Asset Diversified Income Index Fund                      1,104,045,301       1,111,980,541
International Multi-Asset Diversified Income Index Fund           18,894,343          18,899,776
First Trust High Income ETF                                        9,044,996           9,176,213
First Trust Low Beta Income ETF                                    7,070,568           7,174,896
First Trust NASDAQ Rising Dividend Achievers ETF                  13,213,269          13,126,103
First Trust Dorsey Wright Focus 5 ETF*                                    --                  --
First Trust RBA American Industrial Renaissance(R) ETF            52,355,077          52,256,335
First Trust RBA Quality Income ETF                                14,606,448          14,585,302
First Trust Dorsey Wright International Focus 5 ETF*              25,487,844          23,856,273

For the fiscal year ended September 30, 2015, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

                                                               Purchases             Sales
                                                            ----------------    ----------------
First Trust NASDAQ Technology Dividend Index Fund           $    169,523,186    $    359,421,662
Multi-Asset Diversified Income Index Fund                        352,535,258         100,453,375
International Multi-Asset Diversified Income Index Fund            3,837,417             819,846
First Trust High Income ETF                                        5,036,153           1,025,470
First Trust Low Beta Income ETF                                    2,008,077                  --
First Trust NASDAQ Rising Dividend Achievers ETF                  32,762,270          10,109,493
First Trust Dorsey Wright Focus 5 ETF*                         4,034,274,302         325,779,719
First Trust RBA American Industrial Renaissance(R) ETF            47,442,369          74,712,908
First Trust RBA Quality Income ETF                                11,657,858           6,508,916
First Trust Dorsey Wright International Focus 5 ETF*           1,005,181,799         277,826,485

* All transactions during the fiscal year ended September 30, 2015 were with affiliated funds.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEPTEMBER 30, 2015

                           5. DERIVATIVE TRANSACTIONS

Written option activity for FTHI was as follows:

                                                     Number of
Written Options                                      Contracts       Premiums
-------------------------------------------------    ----------    ------------
Options outstanding at beginning of period                 8         $ 11,056
Options written                                           94          249,994
Options expired                                           (2)          (3,014)
Options exercised                                         --               --
Options closed                                           (77)        (190,546)
                                                        ----         --------
Options outstanding at September 30, 2015                 23         $ 67,490
                                                        ====         ========

Written option activity for FTLB was as follows:

                                                     Number of
Written Options                                      Contracts       Premiums
-------------------------------------------------    ----------    ------------
Options outstanding at beginning of period                 8         $ 10,226
Options written                                           91          197,203
Options expired                                           (1)          (1,667)
Options exercised                                         --               --
Options closed                                           (66)        (147,259)
                                                        ----         --------
Options outstanding at September 30, 2015                 32         $ 58,503
                                                        ====         ========

During the fiscal year ended September 30, 2015, FTLB held purchased options with market values ranging from $65 to $30,600, as measured at each month end.

The following tables present the types of derivatives held by the following Funds at September 30, 2015, the primary underlying risk exposure and the location of these instruments as presented on the Statements of Assets and Liabilities.

FTHI
                                             ASSET DERIVATIVES                                 LIABILITY DERIVATIVES
                              ------------------------------------------------    ------------------------------------------------
DERIVATIVE                          STATEMENTS OF ASSETS AND                            STATEMENTS OF ASSETS AND
INSTRUMENT     RISK EXPOSURE          LIABILITIES LOCATION            VALUE               LIABILITIES LOCATION            VALUE
-------------  -------------  ------------------------------------  ----------    ------------------------------------  ----------
Options        Equity Risk                     --                       --        Options written, at value             $   18,632


FTLB
                                             ASSET DERIVATIVES                                 LIABILITY DERIVATIVES
                              ------------------------------------------------    ------------------------------------------------
DERIVATIVE                          STATEMENTS OF ASSETS AND                            STATEMENTS OF ASSETS AND
INSTRUMENT     RISK EXPOSURE          LIABILITIES LOCATION            VALUE               LIABILITIES LOCATION            VALUE
-------------  -------------  ------------------------------------  ----------    ------------------------------------  ----------
Options        Equity Risk           Investments, at value          $   54,040*   Options written, at value             $   25,173

* Represents put options purchased, included in Investments, at value.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended September 30, 2015, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.

                                                                       EQUITY RISK
                                                               ----------------------------
STATEMENTS OF OPERATIONS LOCATION                                   FTHI          FTLB
-------------------------------------------------------------------------------------------
Net realized gain (loss) on Investments**                      $       --    $  (52,827)
Net realized gain (loss) on Written options transactions           38,956        23,897
Net change in unrealized gain (loss) on Investments**                  --        22,617
Net change in unrealized gain (loss) on Written options held       45,772        31,074

** Represents put options purchased.

FTHI and FTLB do not have the right to offset financial assets and financial liabilities related to option contracts on the Statements of Assets and Liabilities.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEPTEMBER 30, 2015

                  6. CREATION, REDEMPTION AND TRANSACTION FEES

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant"). In order to purchase Creation Units of a Fund, an Authorized Participant must deposit (i) a designated portfolio of equity securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund shares (per Creation Unit aggregations) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Purchasers of Creation Units must pay to BBH, as transfer agent, a creation fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease as each Fund's portfolio is adjusted to conform to changes in the composition of its corresponding index, except for FTHI and FTLB, which are actively managed. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When a Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee may increase or decrease as each Fund's portfolio is adjusted to conform to changes in the composition of its corresponding index, except for FTHI and FTLB, which are actively managed. Each Fund reserves the right to effect redemptions in cash. An Authorized Participant may request a cash redemption in lieu of securities; however, each Fund may, in its discretion, reject any such request. The standard Creation Transaction Fees and the Redemption Transaction Fees for each Fund are as follows:

                                                                Creation                Redemption
                                                              Transaction              Transaction
                                                                  Fees                     Fees
                                                            ----------------         ----------------
First Trust NASDAQ Technology Dividend Index Fund           $            500         $            500
Multi-Asset Diversified Income Index Fund                              1,000                    1,000
International Multi-Asset Diversified Income Index Fund                3,400                    3,400
First Trust High Income ETF                                              750                      750
First Trust Low Beta Income ETF                                          750                      750
First Trust NASDAQ Rising Dividend Achievers ETF                         500                      500
First Trust Dorsey Wright Focus 5 ETF                                    500                      500
First Trust RBA American Industrial Renaissance(R) ETF                   500                      500
First Trust RBA Quality Income ETF                                       500                      500
First Trust Dorsey Wright International Focus 5 ETF                      500                      500


                              7. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before January 31, 2017 for TDIV, MDIV, YDIV, FTHI, FTLB, RDVY, FV, AIRR, and QINC, and July 17, 2016 for IFV.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEPTEMBER 30, 2015

                               8. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined there was the following subsequent event:

On October 20, 2015, the following Funds declared a monthly distribution to shareholders of record on October 23, 2015, payable October 30, 2015.

                                                                Per Share
                                                                 Amount
                                                               -----------
International Multi-Asset Diversified Income Index Fund          $ 0.059
Multi-Asset Diversified Income Index Fund                        $ 0.069
First Trust High Income ETF                                      $ 0.080
First Trust Low Beta Income ETF                                  $ 0.055

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST EXCHANGE-TRADED FUND
VI:

We have audited the accompanying statements of assets and liabilities of First Trust NASDAQ Technology Dividend Index Fund, Multi-Asset Diversified Income Index Fund, International Multi-Asset Diversified Income Index Fund, First Trust High Income ETF, First Trust Low Beta Income ETF, First Trust NASDAQ Rising Dividend Achievers ETF, First Trust Dorsey Wright Focus 5 ETF, First Trust RBA American Industrial Renaissance(R) ETF, First Trust RBA Quality Income ETF, and First Trust Dorsey Wright International Focus 5 ETF, each a series of the First Trust Exchange-Traded Fund VI (the "Funds"), including the portfolios of investments, as of September 30, 2015, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the Funds' custodian and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds listed above included in the First Trust Exchange-Traded Fund VI as of September 30, 2015, and the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
November 20, 2015

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2015 (UNAUDITED)


                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Funds' website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Funds' website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

For the taxable year ended September 30, 2015, the following percentages of income dividend paid by the Funds qualified for the dividends received deduction available to corporations:

                                                                     Dividends
                                                                     Received
                                                                     Deduction
                                                                    -----------
First Trust NASDAQ Technology Dividend Index Fund                      96.90%
Multi-Asset Diversified Income Index Fund                              19.42%
International Multi-Asset Diversified Income Index Fund                 0.00%
First Trust High Income ETF                                           100.00%
First Trust Low Beta Income ETF                                       100.00%
First Trust NASDAQ Rising Dividend Achievers ETF                       75.97%
First Trust Dorsey Wright Focus 5 ETF                                       *
First Trust RBA American Industrial Renaissance(R) ETF                100.00%
First Trust RBA Quality Income ETF                                    100.00%
First Trust Dorsey Wright International Focus 5 ETF                         *

For the taxable period ended September 30, 2015, the following percentages of income dividend paid by the Funds is hereby designated as qualified dividend income:

                                                                     Qualified
                                                                     Dividend
                                                                      Income
                                                                    -----------
First Trust NASDAQ Technology Dividend Index Fund                     100.00%
Multi-Asset Diversified Income Index Fund                              29.58%
International Multi-Asset Diversified Income Index Fund                64.12%
First Trust High Income ETF                                           100.00%
First Trust Low Beta Income ETF                                       100.00%
First Trust NASDAQ Rising Dividend Achievers ETF                       80.74%
First Trust Dorsey Wright Focus 5 ETF                                       *
First Trust RBA American Industrial Renaissance(R) ETF                100.00%
First Trust RBA Quality Income ETF                                    100.00%
First Trust Dorsey Wright International Focus 5 ETF                         *

* The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end. Dividend received deduction and qualified dividend income will be posted on the FTP website and disclosed in the tax letter.

For the tax year ended September 30, 2015, the First Trust NASDAQ Rising Dividend Achievers ETF designated $11,320 or amounts necessary, as long-term capital gain. During the tax year, Fund shareholders redeemed amounts in excess of the Fund's long-term capital gains and of these proceeds, $11,320, or amounts necessary, represents long-term capital gain from the Fund.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2015 (UNAUDITED)

The following Funds meet the requirements of Section 853 of the Internal Revenue Code and elect to pass through to its shareholders credit for foreign taxes paid. The total amount of income received by the Fund from sources within foreign countries and possessions of the United States and of taxes paid to such countries are as follows:

                                                                   Gross Foreign Income         Foreign Taxes Paid
                                                                  -----------------------     -----------------------
                                                                    Amount     Per Share        Amount     Per Share
                                                                  -----------------------     -----------------------
International Multi-Asset Diversified Income Index Fund           $  821,078   $     1.03     $   64,949   $     0.08
First Trust Dorsey Wright International Focus 5 ETF                       **           **             **           **

** The foreign taxes paid will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end. Gross foreign income and foreign taxes paid will be posted on the FTP website and disclosed in the tax letter.


                               ADVISORY AGREEMENT

BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees of the First Trust Exchange-Traded Fund VI (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreements (as applicable to a specific Fund, the "Agreement" and collectively, the "Agreements") with First Trust Advisors L.P. (the "Advisor" or "First Trust") on behalf of the following nine series of the Trust (each a "Fund" and collectively, the "Funds"):

    First Trust NASDAQ Technology Dividend Index Fund (TDIV)
    Multi-Asset Diversified Income Index Fund (MDIV)
    International Multi-Asset Diversified Income Index Fund (YDIV)
    First Trust High Income ETF (FTHI) First Trust Low Beta Income ETF (FTLB) First Trust NASDAQ Rising Dividend Achievers ETF (RDVY)
    First Trust Dorsey Wright Focus 5 ETF (FV)
    First Trust RBA American Industrial Renaissance(R) ETF (AIRR)
    First Trust RBA Quality Income ETF (QINC)

The Board approved the continuation of the Agreement for each Fund for a one-year period ending June 30, 2016, at a meeting held on June 16, 2015. The Board determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the extent and quality of services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on March 8-9, 2015, April 20, 2015 and June 16, 2015, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee for each Fund as compared to fees charged to a peer group of funds (most of which were exchange-traded funds or "ETFs") selected by Management Practice, Inc. ("MPI"), an independent source (the "MPI Peer Group"), and as compared to fees charged to other clients of the Advisor with similar investment objectives and to other ETFs managed by the Advisor; expenses of each Fund compared to expense ratios of the funds in the Fund's MPI Peer Group; performance information for each Fund; the nature of expenses incurred in providing services to each Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. ("FTP"); and a summary of the Advisor's compliance program. The Board reviewed initial materials with the Advisor for TDIV, MDIV and YDIV at the meeting held on March 8-9, 2015, and materials for all Funds at a special meeting held on April 20, 2015, at each of which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and those were considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 16, 2015 meeting, as well as at the meeting. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor is a reasonable business arrangement from each Fund's perspective as well as from the perspective of shareholders. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing the Fund's unitary fee.

In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of services provided under the Agreement. The Board considered that, unlike most ETFs to which First Trust currently provides


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                         SEPTEMBER 30, 2015 (UNAUDITED)

management services, FTLB and FTHI are not designed to track the performance of an index. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all the services provided by the Advisor to the Funds. The Board also considered the background and experience of the persons responsible for the day-to-day management of the Funds. The Board considered the compliance program that had been developed by the Advisor and the procedures in place to monitor each Fund's investment program. The Board considered the significant asset growth of the First Trust Fund Complex (particularly in ETFs) and the Advisor's concomitant investment in infrastructure and personnel dedicated to the First Trust funds. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of services provided to the Trust and each Fund by the Advisor under the Agreements have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with the Fund's investment objective and policies.

The Board considered the unitary fee payable to the Advisor by each Fund under the Agreements, noting that FV pays a fee equal to an annual rate of 0.30%; TDIV and RDVY each pay a fee equal to an annual rate of 0.50%; MDIV pays a fee equal to an annual rate of 0.60%; YDIV, QINC and AIRR each pay a fee equal to an annual rate of 0.70%; and FTLB and FTHI each pay a fee equal to an annual rate of 0.85% of their average daily net assets, and that the Advisor is responsible for each Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and licensing fees, but excluding the fee payment under the Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board compared each Fund's unitary fee to the total expense ratios (after fee waivers and/or expense reimbursements, if any) of other First Trust ETFs, including First Trust ETFs that pay a unitary fee. The Board also reviewed data prepared by MPI showing the unitary fee for each Fund as compared to the advisory fees and expense ratios of the peer funds in each Fund's MPI Peer Group and determined that, because each Fund charges a unitary fee, expense ratios were the most relevant data point. Based on the information provided, the Board noted that the unitary fee for each Fund (except MDIV and FV) was above the median total (net) expense ratio of the peer funds in its MPI Peer Group, and that the unitary fee for each of MDIV and FV was below the median total (net) expense ratio of the peer funds in its MPI Peer Group. The Independent Trustees discussed with representatives of the Advisor and independent counsel limitations in creating peer groups for ETFs and different business models that affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the MPI data.

The Board considered performance information for each Fund, noting that the performance information included each Fund's quarterly performance report, which is part of the process that the Board has established for monitoring each Fund's performance on an ongoing basis. The Board determined that this process continues to be effective for reviewing each Fund's performance. With the exception of FTLB and FTHI, the Board also considered information for periods ended December 31, 2014 regarding the performance of each Fund's underlying index, the correlation between each Fund's performance and that of its underlying index, the Fund's tracking error and the Fund's excess return as compared to a benchmark index. With respect to YDIV, the Board considered the Advisor's representations regarding the impact of foreign security fair valuations and currency exchange rates on the correlation between YDIV's performance and that of its underlying index. Based on the information provided and its ongoing review of performance, the Board concluded that each applicable Fund was correlated to its underlying index and that the tracking error for each such Fund was consistent with the Fund's prospectus. In addition, the Board reviewed data prepared by MPI comparing each Fund's performance to its respective MPI Peer Group and to a broad-based benchmark, but given each applicable Fund's objective of seeking investment results that correspond generally to the performance of its underlying index, the Board placed more emphasis for those Funds on its review of correlation and tracking error.

For the two actively managed funds, FTLB and FTHI, the Board reviewed data prepared by MPI comparing each Fund's performance to its MPI Peer Group and to a broad-based benchmark, and noted that each Fund outperformed the average of its MPI Peer Group and that FTHI outperformed its benchmark for the since-inception (January 6, 2014) period ended December 31, 2014.

On the basis of all the information provided on the unitary fee and performance of each Fund, the Board concluded that the unitary fee for each Fund was reasonable and appropriate in light of the nature, extent and quality of services provided by the Advisor to each Fund under the Agreements.

The Board noted that the Advisor has made and continues to make significant investments in personnel and infrastructure and considered whether the Funds' fee levels reflect any economies of scale for the benefit of shareholders. The Board noted that any reduction in fixed costs associated with the management of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Funds. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment advisor to each Fund for the twelve months ended December 31, 2014, as well as product-line profitability data for the same period, as set forth in the materials provided to the Board. The Board noted the inherent limitations in the profitability analysis, and concluded that the pre-tax profits estimated to have been realized by the Advisor in connection with the management of TDIV, MDIV, FV and AIRR were not unreasonable. The Board noted that the Advisor estimated that YDIV, QINC, RDVY, FTLB and FTHI were not profitable to the Advisor. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, in the absence of the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in



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                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2015 (UNAUDITED)

connection with its management of the Funds' portfolios. The Board also considered the Advisor's compensation for fund reporting services provided to each Fund pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Trust and each Fund. No single factor was determinative in the Board's analysis.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT HTTP://WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND. FOR ADDITIONAL INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUNDS, PLEASE SEE THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION, AS WELL AS OTHER REGULATORY FILINGS. READ THESE DOCUMENTS CAREFULLY BEFORE YOU INVEST. FIRST TRUST PORTFOLIOS L.P. IS THE DISTRIBUTOR OF THE FIRST TRUST EXCHANGE-TRADED FUND VI.

The following summarizes some of the risks that should be considered for the Funds. A Fund is subject to the risk that a particular security owned by a Fund or shares of the Fund in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall Fund share values could decline generally or could underperform other investments.

An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. Investors buying or selling Fund shares on the secondary market may incur brokerage commissions. In addition, investors who sell Fund shares may receive less than the Fund shares' net asset value. Unlike shares of open-end mutual funds, investors are generally not able to purchase ETF shares directly from a Fund and individual ETF shares are not redeemable. However, specified large blocks of ETF shares called creation units can be purchased from, or redeemed to, a Fund.

The Multi-Asset Diversified Income Index Fund, International Multi-Asset Diversified Income Index Fund, First Trust NASDAQ Technology Dividend Index Fund, First Trust NASDAQ Rising Dividend Achievers ETF, First Trust RBA Quality Income ETF, First Trust RBA American Industrial Renaissance(R) ETF, First Trust Dorsey Wright Focus 5 ETF, and First Trust Dorsey Wright International Focus 5 ETF are subject to index tracking risk. You should anticipate that the value of each Fund's shares will decline, more or less, in correlation with any decline in the value of that Fund's corresponding index. A Fund may be affected by a general decline in certain market segments relating to a Fund's corresponding index. A Fund invests in securities included in or representative of its corresponding index regardless of its investment merit. A Fund generally will not attempt to take defensive positions in declining markets.

The Multi-Asset Diversified Income Index Fund, International Multi-Asset Diversified Income Index Fund, First Trust NASDAQ Technology Dividend Index Fund, First Trust NASDAQ Rising Dividend Achievers ETF, First Trust RBA Quality Income ETF, First Trust RBA American Industrial Renaissance(R) ETF, First Trust Dorsey Wright Focus 5 ETF, and First Trust Dorsey Wright International Focus 5 ETF's returns may not match the return of the index it seeks to track for a number of reasons. While First Trust seeks to have a correlation of 0.95 or better, before expenses, between a Fund's performance and the performance of its corresponding index, there can be no assurance that a Fund will be able to achieve such a correlation. Accordingly, each Fund's performance may correlate to a lesser extent and may possibly vary substantially from the performance of its corresponding index. You should anticipate that the value of Fund shares will decline more or less in correlation with any decline in the value of the Fund's Index.

The Multi-Asset Diversified Income Index Fund, International Multi-Asset Diversified Income Index Fund, First Trust NASDAQ Technology Dividend Index Fund, First Trust NASDAQ Rising Dividend Achievers ETF, First Trust RBA Quality Income ETF, First Trust RBA American Industrial Renaissance(R) ETF, First Trust Dorsey Wright Focus 5 ETF, and First Trust Dorsey Wright International Focus 5 ETF are exposed to additional market risk due to their policy of investing principally in the securities included in their respective corresponding indices. As a result of this policy, securities held by each Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. As a result, a Fund will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from the Fund's index.

The Multi-Asset Diversified Income Index Fund, International Multi-Asset Diversified Income Index Fund, First Trust NASDAQ Technology Dividend Index Fund, First Trust NASDAQ Rising Dividend Achievers ETF, First Trust RBA Quality Income ETF, First Trust RBA American Industrial Renaissance(R) ETF, First Trust Dorsey Wright Focus 5 ETF, and First Trust Dorsey Wright International Focus 5 ETF rely on a license and related sublicense from an index provider that permits each Fund to use its corresponding index and associated trade names, trademarks and service marks in connection with the name and investment strategies of the Fund. Such license and related sublicense may be terminated by the index provider and, as a result, a Fund may lose its ability to use such intellectual property. There is no guarantee the index provider has all the rights to license such intellectual property on behalf of a Fund. In the event the license is terminated or the index provider does not have rights to license such intellectual property, it may have a significant effect on the operation of the respective Fund.


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                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2015 (UNAUDITED)

The First Trust High Income ETF and First Trust Low Beta Income ETF are subject to management risk because of their actively managed portfolios. In managing such a Fund's investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a Fund will meet its investment objective.

The First Trust High Income ETF and First Trust Low Beta Income ETF may, under certain circumstances, effect a portion of creations and redemptions for cash, rather than in-kind securities, particularly for the puts and call options in which the Funds invest. As a result, an investment in the Funds may be less tax-efficient than an investment in an ETF that effects its creations and redemption for in-kind securities. Because the Funds may effect a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses, and may also result in higher brokerage costs.

The First Trust High Income ETF and First Trust Low Beta Income ETF may invest in derivatives. A Fund's use of derivatives, such as call options, can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the options. These risks are heightened when a Fund's portfolio managers use options to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based. The option positions employed by the First Trust High Income ETF and First Trust Low Beta Income ETF may present additional risk. When selling a call option, a Fund will receive a premium; however, this premium may not be enough to offset a loss incurred by a Fund if the Index level at the expiration of the call option is above the strike price by an amount equal to or greater than the premium. The value of an option may be adversely affected if the market for the option becomes less liquid or smaller, and will be affected by changes in the value and dividend rates of the stock subject to the option, an increase in interest rates, a change in the actual and perceived volatility of the stock market and the common stock and the remaining time to expiration. Additionally, the value of an option does not increase or decrease at the same rate as the underlying stock(s). In fact, a Fund's use of options may reduce the Fund's ability to profit from increases in the value of the underlying stock(s).

The First Trust High Income ETF, First Trust Low Beta Income ETF, First Trust NASDAQ Rising Dividend Achievers ETF, First Trust RBA Quality Income ETF and First Trust RBA American Industrial Renaissance(R) ETF currently have fewer assets than larger, more established funds, and like other funds with fewer assets, large inflows and outflows may impact the Funds' market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. Also, during the initial invest-up period, a Fund may depart from its principal investment strategies and invest a larger amount or all of its assets in cash equivalents or it may hold cash.

Each Fund is subject to issuer specific change risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

The Multi-Asset Diversified Income Index Fund, International Multi-Asset Diversified Income Index Fund, First Trust NASDAQ Technology Dividend Index Fund, First Trust NASDAQ Rising Dividend Achievers ETF, First Trust RBA Quality Income ETF, First Trust RBA American Industrial Renaissance(R) ETF, First Trust Dorsey Wright Focus 5 ETF, and First Trust Dorsey Wright International Focus 5 ETF each may be concentrated in stocks of companies in an individual industry if a Fund's corresponding index is concentrated in such industry. A concentration makes a Fund more susceptible to any single occurrence affecting the industry and may subject a Fund to greater market risk than more diversified funds.

The First Trust NASDAQ Technology Dividend Index Fund, First Trust High Income ETF, First Trust Low Beta Income ETF, First Trust Dorsey Wright Focus 5 ETF, and First Trust Dorsey Wright International Focus 5 ETF are considered to be non-diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, each Fund is only limited as to the percentage of its assets that may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Funds may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Funds may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly concentrated in certain issuers.

Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Fund's assets can decline as can the value of a Fund's distributions. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Certain Funds may invest in non-U.S. securities that are either directly listed on a U.S. securities exchange or in the form of Depositary Receipts, or in non-U.S. securities listed on a foreign exchange. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries.

Depositary Receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of Depositary Receipts are usually subject to a fee charged by the depositary. Holders of


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                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2015 (UNAUDITED)

Depositary Receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of Depositary Receipts because such restrictions may limit the ability to convert equity shares into Depositary Receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the Depositary Receipts.

There is no guarantee that the issuers of a Fund's portfolio securities will declare dividends in the future or that, if declared, they will either remain at current levels or increase over time.

Each Fund may invest in small and mid-capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

The Multi-Asset Diversified Income Index Fund and International Multi-Asset Diversified Income Index Fund are subject to the risks of investing in MLPs. An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. In addition, there is the risk that a MLP could be, contrary to its intention, taxed as a corporation, resulting in decreased returns from such MLP.

The Multi-Asset Diversified Income Index Fund and International Multi-Asset Diversified Income Index Fund invest in REITs. Therefore, the Funds are subject to the risks associated with investing in real estate, which may include, but are not limited to, fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate industry. In addition to risks related to investments in real estate generally, investing in REITs involves certain other risks related to their structure and focus, which include, but are not limited to, dependency upon management skills, limited diversification, the risks of locating and managing financing for projects, heavy cash flow dependency, possible default by borrowers, the costs and potential losses of self-liquidation of one or more holdings, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages, changes in neighborhood values and appeal to purchases, the possibility of failing to maintain exemptions from registration under the 1940 Act and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities.

The Multi-Asset Diversified Income Index Fund, International Multi-Asset Diversified Income Index Fund, and First Trust Dorsey Wright Focus 5 ETF may invest in ETFs. ETFs are generally index funds bought and sold on a securities exchange. An ETF trades like common stock and represents a portfolio of securities designed to track a particular market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs.

The Multi-Asset Diversified Income Index Fund and International Multi-Asset Diversified Income Index Fund invest in an ETF that invests in high yield securities, which are subject to greater market fluctuations and risk of loss than securities with higher investment ratings and, therefore, may be highly speculative. These securities are issued by companies that may have limited operating history, narrowly focused operations, and/or other impediments to the timely payment of periodic interest and principal at maturity. If the economy slows down or dips into recession, the issuers of high-yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity. The market for high-yield securities is smaller and less liquid than that for investment grade securities. High yield securities are generally not listed on a national securities exchange but trade in the over-the counter markets. Due to the smaller, less liquid market for high-yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete.

The Multi-Asset Diversified Income Index Fund and International Multi-Asset Diversified Income Index Fund invest in preferred securities. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities are also subject to credit risk, interest rate risk and income risk.

Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments. Credit risk may be heightened for a Fund because it may invest in exchange-traded funds that invest in "high yield" or "junk" debt; such securities, while generally offering higher yields than investment-grade debt with similar maturities, involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer's capacity to pay dividends or interest and repay principal.


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                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2015 (UNAUDITED)

The First Trust NASDAQ Technology Dividend Index Fund, First Trust NASDAQ Rising Dividend Achievers ETF, and First Trust Dorsey Wright Focus 5 ETF invest in the securities of companies in the information technology sector. General risks of information technology companies include the risks of rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards, and frequent new product introductions. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel.

The First Trust NASDAQ Technology Dividend Index Fund invests in companies in the telecommunications sector. Telecommunications companies are subject to risks, such as: a market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations that may make various products and services obsolete.

The International Multi-Asset Diversified Income Index Fund's net asset value is determined on the basis of U.S. dollars and the Fund may invest in foreign listed securities; therefore, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings goes up.

The Multi-Asset Diversified Income Index Fund and International Multi-Asset Diversified Income Index Fund invest in ETFs that invests in fixed income securities. Fixed income securities are subject to credit risk and interest rate risk. The ETFs may invest in high yield fixed income securities, commonly referred to as "junk" bonds. If interest rates rise, the prices of the fixed-rate instruments held by a Fund may fall. Interest rate risk is generally lower for shorter term investments and higher for longer-term investments.

The International Multi-Asset Diversified Income Index Fund invests in infrastructure companies and is subject to certain risks inherent in investing in these types of securities. Infrastructure companies may be directly affected by energy commodity prices, especially infrastructure companies which own the underlying energy commodity. A decrease in the production or availability of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution may adversely impact the financial performance of infrastructure companies. Infrastructure companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of energy infrastructure companies. Natural disasters, such as hurricanes in the Gulf of Mexico, also may impact energy infrastructure companies.

The Multi-Asset Diversified Income Index Fund invests in the securities of companies in the energy sector. The companies in the energy sector include integrated oil companies that are involved in the exploration, production and refining process, gas distributors and pipeline-related companies and other energy companies involved with mining, producing and delivering energy-related services and drilling. General problems of issuers in the energy sector include volatile fluctuations in price and supply of energy fuels, international politics, terrorist attacks, reduced demand, the success of exploration projects, clean-up and litigation costs relating to oil spills and environmental damage, and tax and other regulatory policies of various governments. Natural disasters, such as hurricanes in the Gulf of Mexico, also impact the petroleum industry. Oil production and refining companies are subject to extensive federal, state and local environmental laws and regulations regarding air emissions and the disposal of hazardous materials. In addition, oil prices are generally subject to extreme volatility.

The Multi-Asset Diversified Income Index Fund, International Multi-Asset Diversified Income Index Fund, First Trust RBA Quality Income ETF and First Trust RBA American Industrial Renaissance(R) ETF invest in the securities of companies in the financial service sector which may include banks, thrifts, brokerage firms, broker/dealers, investment banks, finance companies and companies involved in the insurance industry, each of which are subject to the adverse effects of economic recession; government regulation; decreases in the availability of capital; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business. In addition, the Funds may invest in companies that may be significantly affected by the downturn in the U.S. and world economies that began with the significant decline in the subprime mortgage lending market in the United States.

The International Multi-Asset Diversified Income Index Fund and First Trust RBA Quality Income ETF invest in the securities of companies in the utilities sector. Utilities companies are subject to the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market's ability to absorb utility debt. In addition, taxes, government regulation, global politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for utilities. All of such issuers have been experiencing certain of these problems in varying degrees.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2015 (UNAUDITED)

The First Trust RBA American Industrial Renaissance(R) ETF invests in the securities of community banks. Such companies were significantly impacted by the downturn in the U.S. and world economies that began with the decline in the subprime mortgage lending market in the United States. These conditions have brought about legislative and regulatory changes, changes in short-term and long-term interest rates, inflation and changes in government monetary and fiscal policies, all of which have had a significant impact on the banking business. Unlike larger national or other regional banks that are more geographically diversified, a community bank's financial performance may be highly dependent upon the business environment in certain geographic regions of the United States and may be adversely impacted by any downturn or unfavorable economic or employment developments in its local market and the United States as a whole. In particular, this environment impacts the ability of borrowers to pay interest on and repay principal of outstanding loans and the value of collateral securing those loans. Also, the securities of community banks are often subject to low trading volume and low analyst coverage.

The First Trust RBA American Industrial Renaissance(R) ETF invests in industrials companies. Industrials companies convert unfinished goods into finished durables used to manufacture other goods or provide services. Some industrials companies are involved in electrical equipment and components, industrial products, manufactured housing and telecommunications equipment. General risks of industrials companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.

The Multi-Asset Diversified Income Index Fund, First Trust Dorsey Wright Focus 5 ETF and First Trust Dorsey Wright International Focus 5 ETF invest in securities of affiliated ETFs, which involves additional expenses that would not be present in a direct investment in such affiliated ETFs. Furthermore, the Funds' investment performance and risks are directly related to the investment performance and risks of the affiliated ETFs.

The ETFs in which the First Trust Dorsey Wright Focus 5 ETF may invest are invested in biotechnology and pharmaceutical companies are subject to changing government regulation which could have a negative effect on the price, profitability and availability of their products and services. Regulations have been proposed to increase the availability and affordability of prescription drugs including proposals to increase access to generic drugs and to increase the rebates paid by drug manufacturers in exchange for Medicaid coverage of their products. Whether such proposals will be adopted cannot be predicted. In addition, such companies face increasing competition from existing generic drugs, the termination of their patent protection for certain drugs and technological advances which render their products or services obsolete. The research and development costs required to bring a drug to market are substantial and may include a lengthy review by the government, with no guarantee that the product will ever be brought to market or show a profit. In addition, the potential for an increased amount of required disclosure of proprietary scientific information could negatively impact the competitive position of these companies. Many of these companies may not offer certain drugs or products for several years, and as a result, may have significant losses of revenue and earnings.

The ETFs in which the First Trust Dorsey Wright Focus 5 ETF may invest are invested in consumer discretionary companies which are companies that provide non-essential goods and services such as retailers, media companies and consumer services. These companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.

The ETFs in which the First Trust Dorsey Wright Focus 5 ETF may invest are invested in the securities of consumer staples companies, which provide products directly to the consumer that are typically considered non-discretionary items based on consumer purchasing habits. The success of these companies is affected by a variety of factors, such as government regulations, which may affect the permissibility of using various food additives and the production methods of companies that manufacture food products.

The ETFs in which the First Trust Dorsey Wright Focus 5 ETF may invest are invested in health care companies, which are involved in medical services or health care, including biotechnology research and production, drugs and pharmaceuticals and health care facilities and services, and are subject to extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulation. Research and development costs of bringing new drugs to market are substantial, and there is no guarantee that the product will ever come to market. Health care facility operators may be affected by the demand for services, efforts by government or insurers to limit rates, restriction of government financial assistance and competition from other providers.

The ETFs in which the First Trust Dorsey Wright Focus 5 ETF may invest are invested in the securities of Internet companies. Internet companies are subject to rapid changes in technology, worldwide competition, rapid obsolescence of products and services, loss of patent protections, cyclical market patterns, evolving industry standards and frequent new product introductions. The Fund's investment in Internet companies may also be subject to the risk of owning small capitalization companies that have recently begun operations.

The ETFs in which the First Trust Dorsey Wright International Focus 5 ETF will be five First Trust country/region-based ETFs. The shares of an ETF trade like common stock and represent a portfolio of securities. The risks of owning an ETF

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2015 (UNAUDITED)

generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs.

The Indexes for First Trust Dorsey Wright Focus5 ETF and First Trust Dorsey Wright International Focus 5 ETF employ a "momentum" style methodology that emphasizes selecting ETFs that have had higher recent price performance compared to other ETFs. First Trust Dorsey Wright Focus 5 ETF and First Trust Dorsey Wright International Focus 5 ETF may be subject to more risk because ETFs in which the Funds invests may be more volatile than a broad cross-section of ETFs or the returns on ETFs that have previously exhibited price momentum are less than returns on other styles of investing or the overall stock market. Momentum can turn quickly and cause significant variation from other types of investments.

For First Trust Dorsey Wright Focus 5 ETF and First Trust Dorsey Wright International Focus 5 ETF, pursuant to the methodology that the index provider uses to calculate and maintain each Fund's underlying indexes, each Fund may own a significant portion of the First Trust ETFs. Such ETFs may be removed from the underlying Index in the event that it does not comply with the eligibility requirements of the underlying index. As a result, each Fund may be forced to sell shares of certain First Trust ETFs at inopportune times or for prices other than at current market values or may elect not to sell such shares on the day that they are removed from the underlying index, due to market conditions or otherwise. Due to these factors, the variation between such Fund's annual return and the return of the underlying index may increase significantly. Apart from scheduled rebalances, the index provider may carry out additional ad hoc rebalances to the underlying index to, for example, correct an error in the selection of constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances may also expose each Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the index provider may increase each Fund's costs and market exposure.

          NOT FDIC INSURED     NOT BANK GUARANTEED     MAY LOSE VALUE

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2015 (UNAUDITED)


The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.


                                                                                            NUMBER OF            OTHER
                                                                                          PORTFOLIOS IN     TRUSTEESHIPS OR
                                 TERM OF OFFICE                                          THE FIRST TRUST     DIRECTORSHIPS
       NAME, ADDRESS,            AND YEAR FIRST                                           FUND COMPLEX      HELD BY TRUSTEE
     DATE OF BIRTH AND             ELECTED OR             PRINCIPAL OCCUPATIONS            OVERSEEN BY        DURING PAST
  POSITION WITH THE TRUST          APPOINTED               DURING PAST 5 YEARS               TRUSTEE            5 YEARS
------------------------------------------------------------------------------------------------------------------------------
                                                   INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee   o Indefinite Term    Physician; President, Wheaton              116         None
c/o First Trust Advisors L.P.                       Orthopedics; Limited Partner,
120 E. Liberty Drive,          o Since Inception    Gundersen Real Estate Limited
  Suite 400                                         Partnership; Member, Sportsmed LLC
Wheaton, IL 60187
D.O.B.: 04/51


Thomas R. Kadlec, Trustee      o Indefinite Term    President (March 2010 to Present),         116         Director of ADM
c/o First Trust Advisors L.P.                       Senior Vice President and Chief                        Investor Services,
120 E. Liberty Drive,          o Since Inception    Financial Officer (May 2007 to                         Inc., ADM
  Suite 400                                         March 2010), ADM Investor                              Investor Services
Wheaton, IL 60187                                   Services, Inc. (Futures Commission                     International and
D.O.B.: 11/57                                       Merchant)                                              Futures Industry
                                                                                                           Association

Robert F. Keith, Trustee       o Indefinite Term    President (2003 to Present), Hibs          116         Director of Trust
c/o First Trust Advisors L.P.                       Enterprises (Financial and                             Company of
120 E. Liberty Drive,          o Since Inception    Management Consulting)                                 Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56


Niel B. Nielson, Trustee       o Indefinite Term    Managing Director and Chief                116         Director of
c/o First Trust Advisors L.P.                       Operating Officer (January 2015 to                     Covenant
120 E. Liberty Drive,          o Since Inception    Present), Pelita Harapan                               Transport Inc.
  Suite 400                                         Educational Foundation                                 (May 2003 to
Wheaton, IL 60187                                   (Educational Products and                              May 2014)
D.O.B.: 03/54                                       Services); President and Chief
                                                    Executive Officer (June 2012 to
                                                    September 2014), Servant
                                                    Interactive LLC (Educational
                                                    Products and Services); President
                                                    and Chief Executive Officer (June
                                                    2012 to September 2014), Dew
                                                    Learning LLC (Educational Products
                                                    and Services); President (June
                                                    2002 to June 2012),  Covenant
                                                    College

------------------------------------------------------------------------------------------------------------------------------
                                                     INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------

James A. Bowen(1), Trustee,    o Indefinite  Term   Chief Executive Officer (December          116         None
Chairman of the Board                               2010 to Present), President
120 E. Liberty Drive,          o Since Inception    (until December 2010), First Trust
  Suite 400                                         Advisors L.P. and First Trust
Wheaton, IL 60187                                   Portfolios L.P.; Chairman of the
D.O.B.: 09/55                                       Board of Directors, BondWave LLC
                                                    (Software Development Company/
                                                    Investment Advisor) and
                                                    Stonebridge Advisors LLC
                                                    (Investment Advisor)

-----------------------------
(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2015 (UNAUDITED)

                                  POSITION AND                TERM OF OFFICE
       NAME, ADDRESS                OFFICES                   AND LENGTH OF                      PRINCIPAL OCCUPATIONS
     AND DATE OF BIRTH             WITH TRUST                    SERVICE                          DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------
                                               OFFICERS WHO ARE NOT TRUSTEES(2)
------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley                President and                o Indefinite term            Chief Operating (December 2010 to
120 E. Liberty Drive,          Chief Executive                                           Present) and Chief Financial Officer,
  Suite 400                    Officer                      o Since Inception            First Trust Advisors L.P and First
Wheaton, IL 60187                                                                        Trust Portfolios L.P.; Chief
D.O.B.: 11/57                                                                            Financial Officer, BondWave LLC
                                                                                         (Software Development Company/
                                                                                         Investment Advisor) and Stonebridge
                                                                                         Advisors LLC (Investment Advisor)


James M. Dykas                 Treasurer, Chief             o Indefinite term            Controller (January 2011 to Present),
120 E. Liberty Drive,          Financial Officer                                         Senior Vice President (April 2007 to
  Suite 400                    and Chief                    o Since Inception            Present), First Trust Advisors L.P.
Wheaton, IL 60187              Accounting Officer                                        and First Trust Portfolios L.P.
D.O.B.: 01/66



W. Scott Jardine               Secretary and                o Indefinite term            General Counsel, First Trust Advisors
120 E. Liberty Drive,          Chief Legal Officer                                       L.P., First Trust Portfolios L.P.;
  Suite 400                                                 o Since Inception            Secretary and General Counsel,
Wheaton, IL 60187                                                                        BondWave LLC (Software Development
D.O.B.: 05/60                                                                            Company/Investment Advisor) and
                                                                                         Stonebridge Advisors LLC (Investment
                                                                                         Advisor)

Daniel J. Lindquist            Vice President               o Indefinite term            Managing Director (July 2012 to
120 E. Liberty Drive,                                                                    Present), Senior Vice President
  Suite 400                                                 o Since Inception            (September 2005 to July 2012), First
Wheaton, IL 60187                                                                        Trust Advisors L.P. and First Trust
D.O.B: 02/70                                                                             Portfolios L.P.



Kristi A. Maher                Chief Compliance             o Indefinite term            Deputy General Counsel, First Trust
120 E. Liberty Drive,          Officer and                                               Advisors L.P. and First Trust
  Suite 400                    Assistant Secretary          o Since Inception            Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 12/66



Roger F. Testin                Vice President               o Indefinite term            Senior Vice President, First Trust
120 E. Liberty Drive,                                                                    Advisors L.P. and First Trust
  Suite 400                                                 o Since Inception            Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 06/66


Stan Ueland                    Vice President               o Indefinite term            Senior Vice President (September 2012
120 E. Liberty Drive,                                                                    to Present), Vice President (August
  Suite 400                                                 o Since Inception            2005 to September 2012), First Trust
Wheaton, IL 60187                                                                        Advisors L.P. and First Trust
D.O.B.: 11/70                                                                            Portfolios L.P.

-----------------------------
(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEPTEMBER 30, 2015

                                 PRIVACY POLICY

The open-end and closed-end funds advised by First Trust Advisors L.P. (each a "Fund") consider your privacy an important priority in maintaining our relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, we restrict access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

FIRST TRUST

First Trust Exchange-Traded Fund VI

INVESTMENT ADVISOR

First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT

Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL

Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

FIRST TRUST

First Trust Exchange-Traded Fund VI
-----------------------------------
First Trust NASDAQ Technology Dividend Index Fund (TDIV)

Multi-Asset Diversified Income Index Fund (MDIV)

International Multi-Asset Diversified Income Index Fund (YDIV)

First Trust High Income ETF (FTHI)

First Trust Low Beta Income ETF (FTLB)

First Trust NASDAQ Rising Dividend Achievers ETF (RDVY)

First Trust Dorsey Wright Focus 5 ETF (FV)

First Trust RBA American Industrial Renaissance(R) ETF (AIRR)

First Trust RBA Quality Income ETF (QINC)

First Trust Dorsey Wright International Focus 5 ETF (IFV)

First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC)

--------------------
Semi-Annual Report

March 31, 2016
--------------------

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEMI-ANNUAL REPORT
                                 MARCH 31, 2016

Shareholder Letter ..........................................................  2
Market Overview .............................................................  3
Fund Performance Overview
      First Trust NASDAQ Technology Dividend Index Fund (TDIV) ..............  4
      Multi-Asset Diversified Income Index Fund (MDIV) ......................  6
      International Multi-Asset Diversified Income Index Fund (YDIV) ........  8
      First Trust High Income ETF (FTHI) .................................... 11
      First Trust Low Beta Income ETF (FTLB) ................................ 13
      First Trust NASDAQ Rising Dividend Achievers ETF (RDVY) ............... 15
      First Trust Dorsey Wright Focus 5 ETF (FV) ............................ 17
      First Trust RBA American Industrial Renaissance(R) ETF (AIRR) ......... 19
      First Trust RBA Quality Income ETF (QINC) ............................. 21
      First Trust Dorsey Wright International Focus 5 ETF (IFV) ............. 23
      First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC) ................... 25
Notes to Fund Performance Overview .......................................... 27
Understanding Your Fund Expenses ............................................ 28
Portfolio of Investments
      First Trust NASDAQ Technology Dividend Index Fund (TDIV) .............. 30
      Multi-Asset Diversified Income Index Fund (MDIV) ...................... 32
      International Multi-Asset Diversified Income Index Fund (YDIV) ........ 37
      First Trust High Income ETF (FTHI) .................................... 42
      First Trust Low Beta Income ETF (FTLB) ................................ 45
      First Trust NASDAQ Rising Dividend Achievers ETF (RDVY) ............... 48
      First Trust Dorsey Wright Focus 5 ETF (FV) ............................ 50
      First Trust RBA American Industrial Renaissance(R) ETF (AIRR) ......... 51
      First Trust RBA Quality Income ETF (QINC) ............................. 52
      First Trust Dorsey Wright International Focus 5 ETF (IFV) ............. 54
      First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC) ................... 55
Statements of Assets and Liabilities ........................................ 56
Statements of Operations .................................................... 59
Statements of Changes in Net Assets ......................................... 62
Financial Highlights ........................................................ 67
Notes to Financial Statements ............................................... 75
Additional Information ...................................................... 88

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund VI (the "Trust") described in this report (each series is referred to as a "Fund" and collectively, as the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in a Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund's portfolio and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                 MARCH 31, 2016

Dear Shareholders:

Thank you for your investment in the Funds of First Trust Exchange-Traded Fund VI (the "Trust").

First Trust Advisors L.P. ("First Trust") is pleased to provide you with this semi-annual report which contains detailed information about your investment for the six months ended March 31, 2016, including a performance analysis and a market outlook. Additionally, First Trust has compiled the Trust's financial statements for you to review. We encourage you to read this report and discuss it with your financial advisor.

While markets were volatile during 2015, we believe there are three important things to remember: first, the U.S. economy grew, despite the massive decline in oil prices, and second, the tapering that began in 2014 by the Federal Reserve (the "Fed") did not stop growth in the U.S. economy. Finally, the long-anticipated rate hike by the Fed in December had little effect on the money supply, and the stock market was not shocked by the hike. While the first quarter of 2016 has had weaker economic data than investors and analysts like to see, we remain positive on U.S. markets, although we know that markets will always move up and down.

As I have written previously, First Trust believes that having a long-term investment horizon and being invested in quality products can help you reach your goals, despite how the market behaves. We have always maintained perspective about the markets and believe investors should as well. We will continue to strive to provide quality investments each and every day, which has been one of the hallmarks of our firm since its inception 25 years ago.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue to focus on helping investors like you reach your financial goals.

Sincerely,

/s/ James A. Bowen
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
MARKET OVERVIEW
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEMI-ANNUAL REPORT
                                 MARCH 31, 2016

ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF MARKET STRATEGIST
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has over 25 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst (CFA) designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

STATE OF THE ECONOMY/INVESTING

The International Monetary Fund (IMF) estimates that global growth will expand 3.2% in 2016 and 3.5% in 2017, down from its previous targets of 3.4% and 3.6%, respectively. The Bank of Japan (BOJ) adopted a negative interest rate monetary policy in January in an attempt to stimulate its economy. Negative rates act as a disincentive to banks that want to hoard cash, according to Bloomberg. The BOJ would rather the banks lend some of that cash to businesses. A few countries in Europe have done the same.

The U.S. economy continues to get a lift from consistent job growth. U.S. nonfarm payrolls were up 66 consecutive months through March 2016, according to data from the Bureau of Labor Statistics. The average number of jobs created in that span was 203,000 per month. The housing market has benefited from that job growth. The National Association of Homebuilders reported that U.S. housing starts increased by 11% in 2015, following an 8% gain in 2014, according to MarketWatch. It expects housing starts to rise 10% in 2016 and another 18% in 2017. Low mortgage rates and relatively strong job growth are helping to drive demand.

Overall, consumers have done a respectable job getting their fiscal houses in order. The S&P/Experian Consumer Credit Default Composite Index stood at 0.93% in March 2016 (latest data), down from 1.05% in March 2015, according to Bloomberg. The record low for the default rate is 0.88%, set in May 2015, while the all-time high was 5.51%, set in May 2009. The plunge in the price of crude oil since mid-2014 has translated into lower gasoline prices in the U.S. If sustained, it could boost discretionary spending over time, in our opinion. A research report from Jefferies noted that U.S. consumers will save an estimated $65 billion to $80 billion in 2016 due to lower gasoline prices, according to 24/7 Wall St.

STATE OF EQUITIES MARKETS AND DIVIDEND INCOME DISTRIBUTIONS

From 9/30/15 through 3/31/16, the S&P 500(R) Index posted a total return of 8.49%, according to Bloomberg. All 10 major sectors that comprise the index were up in the period. The top two performers were Telecommunication Services and Utilities, with total returns of 25.48% and 16.80%, respectively. Both sectors are defensive in nature. Value stocks held a sizeable edge over growth stocks in the mid- and small-capitalization (cap) categories. Here were the returns for large-, mid- and small-cap stocks for the six-month period ended 3/31/16: 8.44% (S&P 500(R) Growth Index); 8.38% (S&P 500(R) Value Index); 4.20% (S&P MidCap 400(R) Growth Index); 8.71% (S&P MidCap 400(R) Value Index); 4.18% (S&P SmallCap 600(R) Growth Index); and 9.08% (S&P SmallCap 600(R) Value Index), according to Bloomberg. Overall, the equities markets have staged a recovery since experiencing a correction (10% or more price decline but <20%) in August 2015.

The Financials sector was the top contributor to the total dividend payout of the S&P 500(R) Index at the close of Q1 2016. As of March 31, 2016, financial stocks were contributing 16.03% of the S&P 500(R) Index's dividend distribution, according to S&P Dow Jones Indices. The other nine major sectors contributed the following (3/31/16): Information Technology (15.45%); Consumer Staples (12.50%); Health Care (11.61%); Industrials (10.83%); Energy (9.72%); Consumer Discretionary (9.56%); Telecommunication Services (5.83%); Utilities (5.48%); and Materials (2.99%).

The S&P Dow Jones Indices, which tracks approximately 10,000 U.S.-traded stocks, announced that total stock dividend distributions increased by a net (increases less decreases) $3.9 billion in Q1 2016, down significantly from the $12.6 billion increase registered in Q1 2015, according to its own release. For the 12-month period ended Q1 2016, dividend increases (net) totaled $30.1 billion, down 39.3% from the $49.66 billion posted for the 12-month period ended Q1 2015. In Q1 2016, there were 919 dividend increases, down from the 995 dividend increases in Q1 2015. The number of dividends cut or suspended in Q1 2016 totaled 252, up 46.5% from the 172 cut or suspended in Q1 2015. Energy issues accounted for 43.0% of the dividend reductions and 66.0% of the dollar cuts in Q1 2016, according to Howard Silverblatt, senior index analyst at S&P Dow Jones Indices.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ TECHNOLOGY DIVIDEND INDEX FUND (TDIV)

The First Trust NASDAQ Technology Dividend Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ Technology Dividend Index(SM) (the "Index"). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "TDIV." The Fund will normally invest at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in the common stocks and/or depositary receipts included in the Index.

The Index includes up to 100 technology and telecommunications companies that pay a regular or common dividend. To be selected for the Index, a company must be classified as a technology or telecommunications company under the Industry Classification Benchmark ("ICB") and have a minimum market capitalization of $500 million. International securities in the Index are U.S.-listed securities of non-U.S. companies, some of which may be located in emerging markets.

-------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------------
                                                                                           CUMULATIVE         AVERAGE ANNUAL
                                                                                          TOTAL RETURNS        TOTAL RETURNS
                                                         6 Months Ended  1 Year Ended  Inception (8/13/12)  Inception (8/13/12)
                                                            3/31/16        3/31/16         to 3/31/16           to 3/31/16
FUND PERFORMANCE
 NAV                                                         12.68%         3.10%            49.09%               11.63%
 Market Price                                                12.74%         2.46%            48.85%               11.58%

INDEX PERFORMANCE
 NASDAQ Technology Dividend Index(SM)                        13.06%         3.77%            52.67%               12.36%
 S&P 500(R) Index                                             8.49%         1.78%            58.54%               13.53%
 S&P 500 Information Technology Index                        12.01%         8.06%            61.97%               14.21%
-------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 27.)

-----------------------------
Nasdaq, OMX(R) and NASDAQ Technology Dividend Index(SM) are registered trademarks and service marks of Nasdaq, Inc. (which with its affiliates is referred to as the "Corporations") and are licensed for use by First Trust on behalf of the Fund. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ TECHNOLOGY DIVIDEND INDEX FUND (TDIV) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                        78.77%
Telecommunication Services                    19.66
Consumer Discretionary                         0.85
Industrials                                    0.56
Health Care                                    0.16
                                             ------
     Total                                   100.00%
                                             ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
International Business Machines Corp.          8.47%
Apple, Inc.                                    8.26
Intel Corp.                                    8.01
Cisco Systems, Inc.                            7.97
Microsoft Corp.                                7.95
Oracle Corp.                                   4.07
QUALCOMM, Inc.                                 3.69
Texas Instruments, Inc.                        3.53
Hewlett-Packard Co.                            2.85
Telus Corp.                                    2.04
                                             ------
     Total                                    56.84%
                                             ======


                         Performance of a $10,000 Initial Investment
                               August 13, 2012 - March 31, 2016

            First Trust NASDAQ Technology  NASDAQ Technology   S&P 500(R)  S&P 500 Information
            Dividend Index Fund            Dividend Index(SM)  Index       Technology Index
8/13/12     $10,000                        $10,000             $10,000     $10,000
9/30/12       9,928                          9,935              10,290      10,247
3/31/13      10,915                         10,959              11,339      10,105
9/30/13      11,665                         11,751              12,281      10,954
3/31/14      13,185                         13,329              13,817      12,690
9/30/14      14,369                         14,579              14,704      14,160
3/31/15      14,459                         14,712              15,576      14,989
9/30/15      13,230                         13,502              14,614      14,460
3/31/16      14,908                         15,266              15,854      16,196

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH MARCH 31, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 14, 2012 (commencement of trading) through March 31, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%     >=2.00%        0.49%      0.99%      1.99%     >=2.00%
8/14/12 - 9/30/12         33          0          0         0              0          0          0         0
10/1/12 - 9/30/13        230          1          0         0             19          0          0         0
10/1/13 - 9/30/14        210          1          0         0             39          2          0         0
10/1/14 - 9/30/15        161          3          0         0             84          4          0         0
10/1/15 - 3/31/16         44          0          0         0             81          0          0         0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (MDIV)

The Multi-Asset Diversified Income Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ Multi-Asset Diversified Income Index(SM) (the "Index"). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "MDIV." The Fund will normally invest at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in the common stocks and/or depositary receipts (20%), real estate investment trusts ("REITs") (20%), preferred securities (20%), master limited partnerships ("MLPs") (20%) and an exchange-traded fund ("ETF") (20%) that comprise the Index (each an "Index Segment"). The percentages provided reflect the approximate percentages of each of the Index Segments included in the Index as of each quarterly rebalance. The percentages will vary from these amounts between rebalances of the Index.

The Index is designed to provide access to a diversified portfolio of small-, mid-, and large-capitalization income-producing securities, which include domestic and international dividend-paying stocks, REITs, oil and gas or basic materials MLPs, U.S.-listed preferred securities and an exchange-traded fund that invests in high-yield or "junk" bonds. International securities included in the Index are U.S.-listed securities of non-U.S. companies, some of which may be located in emerging markets.

-------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------------
                                                                                           CUMULATIVE         AVERAGE ANNUAL
                                                                                          TOTAL RETURNS        TOTAL RETURNS
                                                         6 Months Ended  1 Year Ended  Inception (8/13/12)  Inception (8/13/12)
                                                            3/31/16        3/31/16         to 3/31/16           to 3/31/16
FUND PERFORMANCE
 NAV                                                          4.52%         -5.43%           15.13%                3.96%
 Market Price                                                 4.41%         -5.57%           15.07%                3.94%

INDEX PERFORMANCE
 NASDAQ Multi-Asset Diversified Income Index(SM)              4.89%         -4.85%           18.08%                4.68%
 S&P 500(R) Index                                             8.49%          1.78%           58.54%               13.53%
 Dow Jones U.S. Select Dividend Index(SM)*                   14.41%          8.87%           63.32%               14.47%
-------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 27.)

* The Dow Jones U.S. Select Dividend Index(SM) represents 100 of the United States' leading stocks by dividend yield.

-----------------------------
Nasdaq, OMX(R) and NASDAQ Multi-Asset Diversified Income Index(SM) are registered trademarks and service marks of Nasdaq, Inc. (which with its affiliates is referred to as the "Corporations") and are licensed for use by First Trust on behalf of the Fund. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (MDIV) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Financials                                    63.42%
Energy                                        22.45
Utilities                                      5.40
Industrials                                    3.45
Consumer Discretionary                         1.65
Telecommunication Services                     1.64
Materials                                      0.84
Information Technology                         0.81
Consumer Staples                               0.34
                                             ------
     Total                                   100.00%
                                             ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
First Trust Tactical High Yield ETF           18.89%
Archrock Partners, L.P.                        2.54
Martin Midstream Partners, L.P.                1.69
DCP Midstream Partners, L.P.                   1.63
Alon USA Partners, L.P.                        1.53
Hatteras Financial Corp.                       1.43
Two Harbors Investment Corp.                   1.24
EnLink Midstream Partners, L.P.                1.19
Energy Transfer Partners, L.P.                 1.17
Annaly Capital Management, Inc.                1.13
                                             ------
     Total                                    32.44%
                                             ======


                            Performance of a $10,000 Initial Investment
                                  August 13, 2012 - March 31, 2016

            Multi-Asset Diversified  NASDAQ Multi-Asset            S&P 500(R)  Dow Jones U.S. Select
            Income Index Fund        Diversified Income Index(SM)  Index       Dividend Index(SM)
8/13/12     $10,000                  $10,000                       $10,000     $10,000
9/30/12      10,118                   10,132                        10,290      10,134
3/31/13      11,236                   11,298                        11,339      11,370
9/30/13      10,936                   11,020                        12,281      12,105
3/31/14      11,647                   11,775                        13,817      13,620
9/30/14      12,048                   12,211                        14,704      13,962
3/31/15      12,174                   12,407                        15,576      15,001
9/30/15      11,016                   11,256                        14,614      14,275
3/31/16      11,514                   11,806                        15,854      16,332

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH MARCH 31, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 14, 2012 (commencement of trading) through March 31, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%     >=2.00%        0.49%      0.99%      1.99%     >=2.00%
8/14/12 - 9/30/12         33          0          0         0              0          0          0         0
10/1/12 - 9/30/13        217          2          0         0             31          0          0         0
10/1/13 - 9/30/14        206          2          0         0             42          2          0         0
10/1/14 - 9/30/15        175          2          0         0             67          8          0         0
10/1/15 - 3/31/16         31          0          0         0             94          0          0         0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV)

The International Multi-Asset Diversified Income Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before fees and expenses) of an index called the NASDAQ International Multi-Asset Diversified Income Index(SM) (the "Index"). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "YDIV." The Fund will normally invest at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in non-U.S. dividend-paying equity securities and/or depositary receipts (20%), non-U.S. real estate investment trusts ("REITs") (20%), non-U.S. preferred securities (20%), infrastructure companies (20%) and an exchange-traded fund ("ETF") (20%), all of which comprise the Index (each an "Index Segment"). The percentages provided reflect the approximate percentages of each of the Index Segments included in the Index as of each quarterly rebalance. The percentages will vary from these amounts between rebalances of the Index.

The Index is designed to provide access to a diversified portfolio of small-, mid-, and large-capitalization income-producing securities, which are composed of non-U.S. dividend-paying equity securities, non-U.S. REITs, non-U.S. preferred securities, infrastructure companies, some of which may be located in emerging markets, and an index-based ETF. The ETF in which the Fund invests may invest in high yield fixed-income securities, commonly referred to as "junk bonds."

-------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------------
                                                                                           CUMULATIVE         AVERAGE ANNUAL
                                                                                          TOTAL RETURNS        TOTAL RETURNS
                                                         6 Months Ended  1 Year Ended  Inception (8/22/13)  Inception (8/22/13)
                                                            3/31/16        3/31/16         to 3/31/16           to 3/31/16
FUND PERFORMANCE
 NAV                                                         8.75%          -5.70%           -2.96%               -1.15%
 Market Price                                                7.61%          -6.21%           -3.45%               -1.34%

INDEX PERFORMANCE
 NASDAQ International Multi-Asset Diversified
    Income Index(SM)                                         9.88%          -4.31%            0.97%                0.37%
 MSCI World Index Ex-US                                      1.89%          -8.44%            0.75%                0.29%
 Dow Jones EPAC Select Dividend(TM) Index*                   6.55%          -8.76%           -3.51%               -1.36%
-------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 27.)


* The Dow Jones EPAC Select Dividend(TM) Index measures the performance of a selected group of companies, from non-U.S. developed markets (Europe, Pacific Asia, and Canada), that have provided relatively high dividend yields on a consistent basis over time.

-----------------------------
Nasdaq and NASDAQ International Multi-Asset Diversified Income Index(SM) are registered trademarks and service marks of Nasdaq, Inc. (which with its affiliates is referred to as the "Corporations") and are licensed for use by First Trust on behalf of the Fund. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Financials                                    66.33%
Utilities                                     19.99
Energy                                         8.73
Telecommunication Services                     1.89
Information Technology                         0.85
Consumer Discretionary                         0.78
Materials                                      0.78
Industrials                                    0.65
                                             ------
     Total                                   100.00%
                                             ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Vanguard Emerging Markets
   Government Bond ETF                        18.74%
CEZ A.S.                                       1.69
Dream Office Real Estate
   Investment Trust                            1.60
Cominar Real Estate Investment Trust           1.37
Fortum OYJ                                     1.26
BCE, Inc., Series AK                           1.25
Standard Bank Group Ltd.                       1.21
Enbridge, Inc., Series B                       1.20
DUET Group                                     1.18
Enbridge, Inc., Series D                       1.18
                                             ------
     Total                                    30.68%
                                             ======

-----------------------------------------------------------
                                           % OF TOTAL
COUNTRY ALLOCATION*                  LONG-TERM INVESTMENTS
-----------------------------------------------------------
Canada                                        26.22%
United States                                 18.74%
Australia                                     13.92%
Singapore                                      4.69%
United Kingdom                                 3.72%
Spain                                          3.46%
Hong Kong                                      3.28%
Taiwan                                         3.26%
Italy                                          3.01%
Thailand                                       2.36%
France                                         2.15%
Malaysia                                       1.83%
Czech Republic                                 1.69%
Chile                                          1.62%
China                                          1.46%
Finland                                        1.26%
South Africa                                   1.21%
Sweden                                         1.21%
Portugal                                       0.78%
Belgium                                        0.72%
Netherlands                                    0.64%
Japan                                          0.61%
Germany                                        0.58%
Austria                                        0.53%
New Zealand                                    0.40%
Switzerland                                    0.35%
South Korea                                    0.30%
                                             ------
     Total                                   100.00%
                                             ======

* Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV) (CONTINUED)

                                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                       AUGUST 22, 2013 - MARCH 31, 2016

            International Multi-Asset      NASDAQ International Multi-Asset  MSCI World   Dow Jones EPAC Select
            Diversified Income Index Fund  Diversified Income Index(SM)      Index Ex-US  Dividend (TM) Index
8/22/13     $10,000                        $10,000                           $10,000      $10,000
9/30/13      10,380                         10,424                            10,493       10,600
3/31/14      10,759                         10,883                            11,158       11,499
9/30/14      10,788                         10,991                            11,003       11,009
3/31/15      10,290                         10,552                            11,003       10,575
9/30/15       8,923                          9,189                             9,887        9,056
3/31/16       9,704                         10,096                            10,074        9,649

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH MARCH 31, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 23, 2013 (commencement of trading) through March 31, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%     >=2.00%        0.49%      0.99%      1.99%     >=2.00%
8/23/13 - 9/30/13         17          1          0         0              8          0          0         0
10/1/13 - 9/30/14         47         89         55         2             41         17          1         0
10/1/14 - 9/30/15        105         98         18         1             23          3          4         0
10/1/15 - 3/31/16         36         15         12         3             12         31         16         0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST HIGH INCOME ETF (FTHI)

The First Trust High Income ETF (the "Fund" or "FTHI") is an actively managed exchange-traded fund. The Fund's primary investment objective is to provide current income with a secondary objective to provide capital appreciation. The Fund invests primarily in U.S. equity securities of all market capitalizations, favoring high dividend-paying common stocks. The Fund also employs an "option strategy" in which it writes U.S. exchange-traded covered call options on the S&P 500(R) Index (the "Index"), in order to seek additional cash flow in the form of option premiums. These premiums may be distributed to shareholders on a monthly basis. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "FTHI."

The Trust's Board of Trustees has approved the merger of First Trust Dividend and Income Fund ("FAV") into FTHI. FTHI will be the surviving fund. It is currently expected that the transaction will be consummated no later than October 31, 2016. Please see the Footnotes to the Financial Statements for more information.

PORTFOLIO MANAGEMENT TEAM

Portfolio management decisions are made under the direction of the First Trust Advisors Investment Committee. Daily decisions are made primarily by two investment committee members:

John Gambla, CFA, Senior Portfolio Manager
Rob A. Guttschow, CFA, Senior Portfolio Manager

---------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                            CUMULATIVE         AVERAGE ANNUAL
                                                                                           TOTAL RETURNS        TOTAL RETURNS
                                                         6 Months Ended   1 Year Ended  Inception (1/6/14)   Inception (1/6/14)
                                                            3/31/16         3/31/16         to 3/31/16           to 3/31/16
FUND PERFORMANCE
 NAV                                                         6.70%           1.30%           10.60%                 4.62%
 Market Price                                                6.75%           1.30%           10.60%                 4.62%

INDEX PERFORMANCE
 CBOE S&P 500 BuyWrite Monthly Index*                        3.22%           2.72%           10.40%                 4.54%
 S&P 500(R) Index                                            8.49%           1.78%           18.17%                 7.77%
---------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 27.)


* The CBOE S&P 500 BuyWrite Monthly Index is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500(R) Index.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST HIGH INCOME ETF (FTHI) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Industrials                                   16.43%
Information Technology                        16.05
Consumer Discretionary                        15.85
Health Care                                   13.26
Consumer Staples                              11.18
Financials                                     7.26
Materials                                      6.22
Utilities                                      5.49
Telecommunication Services                     5.40
Energy                                         2.86
                                             ------
     Total                                   100.00%
                                             ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Apple, Inc.                                    4.64%
BlackRock, Inc.                                2.69
Corrections Corp. of America                   2.67
General Electric Co.                           2.64
United Parcel Service, Inc., Class B           2.62
Duke Energy Corp.                              2.57
Verizon Communications, Inc.                   2.55
AT&T, Inc.                                     2.52
Johnson & Johnson                              2.48
Exxon Mobil Corp.                              2.46
                                             ------
     Total                                    27.84%
                                             ======


          PERFORMANCE OF A $10,000 INITIAL INVESTMENT
               JANUARY 6, 2014 - MARCH 31, 2016

            First Trust High  CBOE S&P 500 BuyWrite  S&P 500(R)
            Income ETF        Monthly Index          Index
1/6/14      $10,000           $10,000                $10,000
3/31/14      10,093            10,250                 10,299
9/30/14      10,466            10,657                 10,960
3/31/15      10,918            10,748                 11,610
9/30/15      10,366            10,696                 10,893
3/31/16      11,060            11,040                 11,817

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK  MIDPOINT  VS.  NAV  THROUGH  MARCH  31,  2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 7, 2014 (commencement of trading) through March 31, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%     >=2.00%        0.49%      0.99%      1.99%     >=2.00%
1/7/14 - 9/30/14          85          1          0         0             98          1          0         0
10/1/14 - 9/30/15        117          3          1         3            125          3          0         0
10/1/15 - 3/31/16         62          0          1         0             62          0          0         0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LOW BETA INCOME ETF (FTLB)

The First Trust Low Beta Income ETF (the "Fund" or "FTLB") is an actively managed exchange-traded fund. The Fund's investment objective is to provide current income. The Fund invests primarily in U.S. equity securities of all market capitalizations, favoring high dividend-paying common stocks. The Fund also employs an option strategy in which it writes U.S. exchange-traded covered call options on the S&P 500(R) Index (the "Index") in order to seek additional cash flow in the form of premiums on the options. Those premiums may be distributed to shareholders on a monthly basis or used to purchase U.S. exchange-traded put options on the Index that seek to provide the Fund with downside protection and which are expected to reduce the Fund's price sensitivity to declining markets. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "FTLB."

PORTFOLIO MANAGEMENT TEAM

Portfolio management decisions are made under the direction of the First Trust Advisors Investment Committee. Daily decisions are made primarily by two investment committee members:

John Gambla, CFA, Senior Portfolio Manager
Rob A. Guttschow, CFA, Senior Portfolio Manager

------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------
                                                                                           CUMULATIVE         AVERAGE ANNUAL
                                                                                          TOTAL RETURNS       TOTAL RETURNS
                                                         6 Months Ended  1 Year Ended  Inception (1/6/14)   Inception (1/6/14)
                                                            3/31/16        3/31/16         to 3/31/16           to 3/31/16
FUND PERFORMANCE
 NAV                                                         5.27%          -0.08%            6.83%               3.00%
 Market Price                                                5.33%          -0.12%            6.89%               3.03%

INDEX PERFORMANCE
 CBOE S&P 500 95-110 Collar Index*                           2.03%          -4.79%            4.85%               2.15%
 S&P 500(R) Index                                            8.49%           1.78%           18.17%               7.77%
------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 27.)

* The CBOE S&P 500 95-110 Collar Index is designed to protect an investment in S&P 500(R) stocks against market declines. The passive collar strategy reflected by the index entails: holding the stocks in the S&P 500(R) Index; buying three-month S&P 500(R) put options to protect this S&P 500(R) portfolio from market decreases; and selling one-month S&P 500(R) call options to help finance the cost of the put options.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LOW BETA INCOME ETF (FTLB) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Industrials                                   16.44%
Information Technology                        16.06
Consumer Discretionary                        15.83
Health Care                                   13.27
Consumer Staples                              11.18
Financials                                     7.25
Materials                                      6.22
Utilities                                      5.49
Telecommunication Services                     5.40
Energy                                         2.86
                                             ------
     Total                                   100.00%
                                             ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Apple, Inc.                                    4.63%
BlackRock, Inc.                                2.68
Corrections Corp. of America                   2.67
General Electric Co.                           2.64
United Parcel Service, Inc., Class B           2.62
Duke Energy Corp.                              2.57
Verizon Communications, Inc.                   2.54
AT&T, Inc.                                     2.52
Johnson & Johnson                              2.48
Exxon Mobil Corp.                              2.46
                                             ------
     Total                                    27.81%
                                             ======


           PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                JANUARY 6, 2014 - MARCH 31, 2016

            First Trust Low Beta  CBOE S&P 500         S&P 500(R)
            Income ETF            95-110 Collar Index  Index
1/6/14      $10,000               $10,000              $10,000
3/31/14      10,053                10,203               10,299
9/30/14      10,383                10,697               10,960
3/31/15      10,691                11,013               11,610
9/30/15      10,148                10,277               10,893
3/31/16      10,683                10,486               11,817

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS BID/ASK MIDPOINT VS. NAV THROUGH MARCH 31, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 7, 2014 (commencement of trading) through March 31, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%     >=2.00%        0.49%      0.99%      1.99%     >=2.00%
1/7/14 - 9/30/14          88          3          3         0             81         10          0         0
10/1/14 - 9/30/15        128          6          1         0            113          4          0         0
10/1/15 - 3/31/16         67          5          0         5             48          0          0         0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST  TRUST  NASDAQ RISING DIVIDEND ACHIEVERS ETF (RDVY)

The First Trust NASDAQ Rising Dividend Achievers ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the fees and expenses) of the NASDAQ U.S. Rising Dividend Achievers Index (the "Index"). The Fund normally invests at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in securities that comprise the Index. The Index is composed of the securities of 50 companies with a history of raising their dividends that exhibit the characteristics to continue to do so in the future. The Index is designed to provide access to a diversified portfolio of small-, mid- and large-capitalization income-producing securities. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "RDVY."

------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------
                                                                                           CUMULATIVE         AVERAGE ANNUAL
                                                                                          TOTAL RETURNS       TOTAL RETURNS
                                                         6 Months Ended  1 Year Ended  Inception (1/6/14)   Inception (1/6/14)
                                                            3/31/16        3/31/16         to 3/31/16           to 3/31/16
FUND PERFORMANCE
 NAV                                                          4.16%         -3.82%            9.70%                4.23%
 Market Price                                                 4.11%         -3.87%            9.64%                4.21%

INDEX PERFORMANCE
 NASDAQ U.S. Rising Dividend Achievers Index                  4.49%         -3.30%           10.95%                4.77%
 Dow Jones U.S. Select Dividend Index(SM)*                   14.41%          8.87%           26.41%               11.08%
------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 27.)

* The Dow Jones U.S. Select Dividend Index(SM) represents 100 of the United States' leading stocks by dividend yield.

-----------------------------
Nasdaq and NASDAQ U.S. Rising Dividend Achievers Index are registered trademarks and service marks of Nasdaq, Inc. (which with its affiliates is referred to as the "Corporations") and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ RISING DIVIDEND ACHIEVERS ETF (RDVY) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Financials                                    29.49%
Information Technology                        28.71
Industrials                                   13.85
Consumer Discretionary                        12.05
Health Care                                   10.09
Energy                                         1.98
Materials                                      1.92
Consumer Staples                               1.91
                                             ------
     Total                                   100.00%
                                             ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Computer Sciences Corp.                        2.20%
Accenture PLC, Class A                         2.15
Motorola Solutions, Inc.                       2.09
Lam Research Corp.                             2.09
Applied Materials, Inc.                        2.08
Everest Re Group, Ltd.                         2.07
Amgen, Inc.                                    2.07
GameStop Corp.                                 2.07
Apple, Inc.                                    2.07
Omnicom Group, Inc.                            2.06
                                             ------
     Total                                    20.95%
                                             ======


                     PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                           JANUARY 6, 2014 - MARCH 31, 2016

            First Trust Rising NASDAQ  NASDAQ U.S. Rising        Dow Jones U.S. Select
            Dividend Achievers ETF     Dividend Achievers Index  Dividend Index(SM)
1/6/14      $10,000                    $10,000                   $10,000
3/31/14      10,204                     10,220                    10,543
9/30/14      10,688                     10,731                    10,807
3/31/15      11,406                     11,473                    11,611
9/30/15      10,531                     10,618                    11,049
3/31/16      10,969                     11,095                    12,641

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK  MIDPOINT  VS.  NAV  THROUGH  MARCH  31,  2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 7, 2014 (commencement of trading) through March 31, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%     >=2.00%        0.49%      0.99%      1.99%     >=2.00%
1/7/14 - 9/30/14         123          4          1         0             55          2          0         0
10/1/14 - 9/30/15        155          6          0         0             91          0          0         0
10/1/15 - 3/31/16         84          2          0         0             39          0          0         0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DORSEY WRIGHT FOCUS 5 ETF (FV)

The First Trust Dorsey Wright Focus 5 ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an index called the Dorsey Wright Focus Five Index (the "Index"). The Fund will normally invest at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in the exchange-traded funds ("ETFs") that comprise the Index. The ETFs in which the Fund invests are advised by First Trust Advisors L.P. ("First Trust"), the Fund's investment advisor. The Index is constructed pursuant to Dorsey, Wright & Associates LLC's (the "Index Provider") proprietary methodology, which takes into account the performance of each of the First Trust sector-based ETFs relative to one another. The Index is designed to provide targeted exposure to the five First Trust sector-based ETFs that the Index Provider believes offer the greatest potential to outperform the other ETFs in the selection universe and that satisfy certain trading volume and liquidity requirements. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "FV."

-------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------------
                                                                                           CUMULATIVE         AVERAGE ANNUAL
                                                                                          TOTAL RETURNS        TOTAL RETURNS
                                                         6 Months Ended  1 Year Ended  Inception (3/5/14)   Inception (3/5/14)
                                                            3/31/16        3/31/16         to 3/31/16           to 3/31/16
FUND PERFORMANCE
 NAV                                                         -1.19%         -9.71%            8.31%                3.93%
 Market Price                                                -1.23%        -10.01%            8.26%                3.90%

INDEX PERFORMANCE
 Dorsey Wright Focus Five Index                              -0.64%         -9.06%            9.43%                4.45%
 S&P 500(R) Index                                             8.49%          1.78%           14.79%                6.89%
-------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 27.)

-----------------------------
The Fund is not sponsored, endorsed, sold or promoted by Dorsey, Wright & Associates LLC ("Dorsey Wright"). Dorsey Wright makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. Dorsey Wright's only relationship to First Trust is the licensing of certain trademarks and trade names of Dorsey Wright and of the Index, which is determined, composed and calculated by Dorsey Wright without regard to First Trust or the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DORSEY WRIGHT FOCUS 5 ETF (FV) (CONTINUED)

            PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                  MARCH 5, 2014 - MARCH 31, 2016

            First Trust Dorsey Wright  Dorsey Wright     S&P 500(R)
            Focus 5 ETF                Focus Five Index  Index
3/5/14      $10,000                    $10,000           $10,000
3/31/14       9,421                      9,416            10,004
9/30/14      10,191                     10,208            10,647
3/31/15      11,995                     12,033            11,278
9/30/15      10,961                     11,013            10,581
3/31/16      10,830                     10,943            11,479

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH MARCH 31, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period March 6, 2014 (commencement of trading) through March 31, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%     >=2.00%        0.49%      0.99%      1.99%     >=2.00%
3/6/14 - 9/30/14         131          0          0         0             14          0          0         0
10/1/14 - 9/30/15        155         11          0         1             78          7          0         0
10/1/15 - 3/31/16         77          0          0         0             48          0          0         0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST RBA AMERICAN INDUSTRIAL RENAISSANCE(R) ETF (AIRR)

The First Trust RBA American Industrial Renaissance(R) ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an index called the Richard Bernstein Advisors American Industrial Renaissance(R) Index (the "Index"). The Fund normally invests at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in U.S. equity securities that comprise the Index. The Index is designed to measure the performance of small- and mid-cap U.S. companies in the industrial and community banking sectors. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "AIRR."

-------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------------
                                                                                           CUMULATIVE         AVERAGE ANNUAL
                                                                                          TOTAL RETURNS        TOTAL RETURNS
                                                         6 Months Ended  1 Year Ended  Inception (3/10/14)  Inception (3/10/14)
                                                            3/31/16         3/31/16        to 3/31/16           to 3/31/16
FUND PERFORMANCE
 NAV                                                         15.07%         -7.19%           -11.32%              -5.67%
 Market Price                                                15.30%         -7.28%           -11.32%              -5.67%

INDEX PERFORMANCE
 Richard Bernstein Advisors American Industrial
    Renaissance(R) Index                                     15.53%         -6.25%            -9.72%              -4.85%
 S&P 500(R) Index                                             8.49%          1.78%            14.55%               6.82%
 S&P 500(R) Industrials Index                                13.38%          3.21%            11.72%               5.53%
-------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 27.)

-----------------------------
The Fund is not sponsored, endorsed, sold or promoted by Richard Bernstein Advisors ("RBA" or "Licensor"). RBA makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. RBA's only relationship to First Trust is the licensing of certain trademarks and trade names of RBA and of the Index, which is determined, composed and calculated by RBA without regard to First Trust or the Fund. Licensor has no obligation to take the needs of First Trust or the owners of the Fund into consideration in determining, composing or calculating the Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be listed or in the determination or calculation of the equation by which the Fund is to be converted into cash. Licensor has no obligation or liability in connection with the administration, marketing or trading of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST RBA AMERICAN INDUSTRIAL RENAISSANCE(R) ETF (AIRR) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Industrials                                   95.65%
Financials                                     4.35
                                             ------
     Total                                   100.00%
                                             ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
PowerSecure International, Inc.                4.33%
US Ecology, Inc.                               4.08
MYR Group, Inc.                                3.78
MasTec, Inc.                                   3.77
Douglas Dynamics, Inc.                         3.70
Quanta Services, Inc.                          3.70
Granite Construction, Inc.                     3.65
Tetra Tech, Inc.                               3.64
Global Brass & Cooper Holdings, Inc.           3.63
Wabash National Corp.                          3.63
                                             ------
     Total                                    37.91%
                                             ======


                                 PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                       MARCH 10, 2014 - MARCH 31, 2016

            First Trust RBA American       Richard Bernstein Advisors American  S&P 500(R)  S&P 500(R)
            Industrial Renaissance(R) ETF  Industrial Renaissance(R) Index      Index       Industrials Index
3/10/14     $10,000                        $10,000                              $10,000     $10,000
3/31/14       9,805                          9,810                                9,983       9,955
9/30/14       9,163                          9,197                               10,624      10,226
3/31/15       9,555                          9,630                               11,254      10,824
9/30/15       7,706                          7,815                               10,559       9,853
3/31/16       8,867                          9,029                               11,455      11,172

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH MARCH 31, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period March 11, 2014 (commencement of trading) through March 31, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%     >=2.00%        0.49%      0.99%      1.99%     >=2.00%
3/11/14 - 9/30/14        104          4          0         0             31          3          0         0
10/1/14 - 9/30/15        127          5          0         0            116          4          0         0
10/1/15 - 3/31/16         47          0          0         0             78          0          0         0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST RBA QUALITY INCOME ETF (QINC)

The First Trust RBA Quality Income ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an index called the Richard Bernstein Advisors Quality Income Index (the "Index"). The Fund normally invests at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in U.S. and non-U.S., including emerging market, equity securities that comprise the Index. The non-U.S. equity securities may include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") or other depositary receipts. The Index is designed to provide access to a diversified portfolio of small-, mid- and large-capitalization income-producing equity securities. The Index is focused on total return through a combination of dividend income and capital appreciation. The Index attempts to control the risks associated with investing in higher-yielding stocks, yet maintain attractive current income. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "QINC."

-------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------------
                                                                                           CUMULATIVE         AVERAGE ANNUAL
                                                                                          TOTAL RETURNS        TOTAL RETURNS
                                                         6 Months Ended  1 Year Ended  Inception (3/10/14)  Inception (3/10/14)
                                                            3/31/16        3/31/16         to 3/31/16           to 3/31/16
FUND PERFORMANCE
 NAV                                                          9.21%         2.77%            14.31%                6.72%
 Market Price                                                 9.61%         2.44%            14.11%                6.63%

INDEX PERFORMANCE
 Richard Bernstein Advisors Quality Income Index              9.67%         3.64%            16.30%                7.62%
 S&P 500(R) Index                                             8.49%         1.78%            14.55%                6.82%
 Dow Jones U.S. Select Dividend Index(SM)*                   14.41%         8.87%            23.04%               10.60%
-------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 27.)


* The Dow Jones U.S. Select Dividend Index(SM) represents 100 of the United States' leading stocks by dividend yield.

-----------------------------
The Fund is not sponsored, endorsed, sold or promoted by Richard Bernstein Advisors ("RBA" or "Licensor"). RBA makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. RBA's only relationship to First Trust is the licensing of certain trademarks and trade names of RBA and of the Index, which is determined, composed and calculated by RBA without regard to First Trust or the Fund. Licensor has no obligation to take the needs of First Trust or the owners of the Fund into consideration in determining, composing or calculating the Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be listed or in the determination or calculation of the equation by which the Fund is to be converted into cash. Licensor has no obligation or liability in connection with the administration, marketing or trading of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST RBA QUALITY INCOME ETF (QINC) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Financials                                    29.84%
Utilities                                     23.57
Industrials                                   15.52
Consumer Discretionary                        13.11
Health Care                                    4.94
Materials                                      4.44
Information Technology                         3.96
Consumer Staples                               2.46
Telecommunication Services                     2.16
                                             ------
     Total                                   100.00%
                                             ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Reliance Steel & Aluminum Co.                  2.24%
Sonoco Products Co.                            2.20
Genuine Parts Co.                              2.19
Fastenal Co.                                   2.19
Cracker Barrel Old Country Store, Inc.         2.18
Emerson Electric Co.                           2.16
TELUS Corp.                                    2.16
Public Service Enterprise Group, Inc.          2.15
Vectren Corp.                                  2.14
FirstMerit Corp.                               2.14
                                             ------
     Total                                    21.75%
                                             ======


                           PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                 MARCH 10, 2014 - MARCH 31, 2016

            First Trust RBA Quality  Richard Bernstein Advisors  S&P 500(R)  Dow Jones U.S. Select
            Income ETF               Quality Income Index        Index       Dividend Index(SM)
3/10/14     $10,000                  $10,000                     $10,000     $10,000
3/31/14      10,170                   10,172                       9,983      10,262
9/30/14      10,114                   10,162                      10,624      10,520
3/31/15      11,123                   11,222                      11,254      11,302
9/30/15      10,467                   10,605                      10,558      10,755
3/31/16      11,431                   11,630                      11,455      12,305

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH MARCH 31, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period March 11, 2014 (commencement of trading) through March 31, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%     >=2.00%        0.49%      0.99%      1.99%     >=2.00%
3/11/14 - 9/30/14         87          3          0         0             49          3          0         0
10/1/14 - 9/30/15        174          6          0         0             64          8          0         0
10/1/15 - 3/31/16         81          0          0         0             43          1          0         0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DORSEY WRIGHT INTERNATIONAL FOCUS 5 ETF (IFV)

The First Trust Dorsey Wright International Focus 5 ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an index called the Dorsey Wright International Focus Five Index (the "Index"). The Fund will normally invest at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in the exchange-traded funds ("ETFs") that comprise the Index. The ETFs in which the Fund invests are advised by First Trust Advisors L.P. ("First Trust"), the Fund's investment advisor. The Index is constructed pursuant to Dorsey, Wright & Associates LLC's (the "Index Provider") proprietary methodology, which takes into account the performance of each of the First Trust international ETFs relative to one another. The Index is designed to provide targeted exposure to the five First Trust international ETFs that the Index Provider believes offer the greatest potential to outperform the other ETFs in the selection universe. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "IFV."

-------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------------
                                                                                           CUMULATIVE         AVERAGE ANNUAL
                                                                                          TOTAL RETURNS        TOTAL RETURNS
                                                         6 Months Ended  1 Year Ended  Inception (7/22/14)  Inception (7/22/14)
                                                            3/31/16        3/31/16         to 3/31/16           to 3/31/16
FUND PERFORMANCE
 NAV                                                         0.96%         -10.31%           -13.22%              -8.04%
 Market Price                                                0.84%         -10.35%           -13.22%              -8.04%

INDEX PERFORMANCE
 Dorsey Wright International Focus Five Index                1.15%         -10.00%           -14.76%              -9.02%
 MSCI All Country World Ex-US Index                          2.86%          -9.19%           -14.65%              -8.95%
-------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 27.)

-----------------------------
The Fund is not sponsored, endorsed, sold or promoted by Dorsey, Wright & Associates LLC ("Dorsey Wright"). Dorsey Wright makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. Dorsey Wright's only relationship to First Trust is the licensing of certain trademarks and trade names of Dorsey Wright and of the Index, which is determined, composed and calculated by Dorsey Wright without regard to First Trust or the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DORSEY WRIGHT INTERNATIONAL FOCUS 5 ETF (IFV) (CONTINUED)

                        PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                              JULY 22, 2014 - MARCH 31, 2016

            First Trust Dorsey Wright     Dorsey Wright International     MSCI All Country
            International Focus 5 ETF     Focus Five Index                World Ex-US Index
7/22/14     $10,000                       $10,000                         $10,000
9/30/14       9,243                         9,219                           9,446
3/31/15       9,675                         9,622                           9,398
9/30/15       8,596                         8,625                           8,298
3/31/16       8,678                         8,524                           8,535

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH MARCH 31, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period July 23, 2014 (commencement of trading) through March 31, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%     >=2.00%        0.49%      0.99%      1.99%     >=2.00%
7/23/14 - 9/30/14         40          1          0         0               8         0          0         0
10/1/14 - 9/30/15        185          8          0         0              58         1          0         0
10/1/15 - 3/31/16         72          0          0         0              53         0          0         0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DORSEY WRIGHT DYNAMIC FOCUS 5 ETF (FVC)

The First Trust Dorsey Wright Dynamic Focus 5 ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an index called the Dorsey Wright Dynamic Focus Five Index (the "Index"). The Fund will normally invest at least 80% of its total assets (including investment borrowings) in the exchange-traded funds ("ETFs") and cash equivalents that comprise the Index. The cash equivalents in which the Fund may invest (the "Cash Proxy") are 1- to 3-month U.S. Treasury Bills representing the component securities of a cash equivalent index (the Nasdaq US T-Bill Index (the "Cash Index")) that is a component of the Index. The ETFs in which the Fund invests are advised by First Trust Advisors L.P. ("First Trust"), the Fund's investment advisor. The Index is constructed pursuant to Dorsey, Wright & Associates LLC's (the "Index Provider") proprietary methodology, which takes into account the performance of each of the First Trust sector and industry-based ETFs relative to one another. The Cash Index is also evaluated and its inclusion and weight in the Index is adjusted based upon its rank relative to the selection universe of sector and industry-based ETFs chosen by the Index. The Index is designed to provide targeted exposure to the five First Trust sector and industry-based ETFs that the Index determines offer the greatest potential to outperform the other First Trust Sector and Industry-based ETFs and that satisfy certain trading volume and liquidity requirements. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "FVC."

-------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                CUMULATIVE
                                                                                                               TOTAL RETURNS
                                                                                                            Inception (3/17/16)
                                                                                                                to 3/31/16
FUND PERFORMANCE
 NAV                                                                                                               0.90%
 Market Price                                                                                                      0.95%

INDEX PERFORMANCE
 Dorsey Wright Dynamic Focus Five Index                                                                            0.94%
 S&P 500(R) Index                                                                                                  0.99%
-------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 27.)

-----------------------------
The Fund is not sponsored, endorsed, sold or promoted by Dorsey, Wright & Associates LLC ("Dorsey Wright"). Dorsey Wright makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. Dorsey Wright's only relationship to First Trust is the licensing of certain trademarks and trade names of Dorsey Wright and of the Index, which is determined, composed and calculated by Dorsey Wright without regard to First Trust or the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DORSEY WRIGHT DYNAMIC FOCUS 5 ETF (FVC) (CONTINUED)

              PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                    MARCH 17, 2016 - MARCH 31, 2016

            First Trust Dorsey Wright  Dorsey Wright Dynamic  S&P 500(R)
            Dynamic Focus 5 ETF        Focus Five Index       Index
3/17/16     $10,000                    $10,000                $10,000
3/31/16      10,090                     10,094                 10,099

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH MARCH 31, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period March 18, 2016 (commencement of trading) through March 31, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%     >=2.00%        0.49%      0.99%      1.99%     >=2.00%
3/18/16 - 3/31/16          9          0          0         0              1          0          0         0

--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.

FIRST TRUST EXCHANGE-TRADED FUND VI

UNDERSTANDING YOUR FUND EXPENSES
MARCH 31, 2016 (UNAUDITED)

As a shareholder of First Trust NASDAQ Technology Dividend Index Fund, Multi-Asset Diversified Income Index Fund, International Multi-Asset Diversified Income Index Fund, First Trust High Income ETF, First Trust Low Beta Income ETF, First Trust NASDAQ Rising Dividend Achievers ETF, First Trust Dorsey Wright Focus 5 ETF, First Trust RBA American Industrial Renaissance(R) ETF, First Trust RBA Quality Income ETF, First Trust Dorsey Wright International Focus 5 ETF, or First Trust Dorsey Wright Dynamic Focus 5 ETF (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended March 31, 2016.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

---------------------------------------------------------------------------------------------------------------------------
                                                                                         ANNUALIZED
                                                                                       EXPENSE RATIO       EXPENSES PAID
                                                     BEGINNING           ENDING         BASED ON THE         DURING THE
                                                   ACCOUNT VALUE     ACCOUNT VALUE       SIX-MONTH           SIX-MONTH
                                                  OCTOBER 1, 2015    MARCH 31, 2016        PERIOD            PERIOD (a)
---------------------------------------------------------------------------------------------------------------------------
FIRST TRUST NASDAQ TECHNOLOGY DIVIDEND INDEX FUND (TDIV)
Actual                                               $1,000.00         $1,126.80           0.50%               $2.66
Hypothetical (5% return before expenses)             $1,000.00         $1,022.50           0.50%               $2.53

MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (MDIV)
Actual                                               $1,000.00         $1,045.20           0.49%               $2.51
Hypothetical (5% return before expenses)             $1,000.00         $1,022.55           0.49%               $2.48

INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV)
Actual                                               $1,000.00         $1,087.50           0.70%               $3.65
Hypothetical (5% return before expenses)             $1,000.00         $1,021.50           0.70%               $3.54

FIRST TRUST EXCHANGE-TRADED FUND VI

MARCH 31, 2016 (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------------
                                                                                         ANNUALIZED
                                                                                       EXPENSE RATIO       EXPENSES PAID
                                                     BEGINNING           ENDING         BASED ON THE         DURING THE
                                                   ACCOUNT VALUE     ACCOUNT VALUE       SIX-MONTH           SIX-MONTH
                                                  OCTOBER 1, 2015    MARCH 31, 2016        PERIOD            PERIOD (a)
---------------------------------------------------------------------------------------------------------------------------
FIRST TRUST HIGH INCOME ETF (FTHI)
Actual                                               $1,000.00         $1,067.00           0.85%               $4.39
Hypothetical (5% return before expenses)             $1,000.00         $1,020.75           0.85%               $4.29

FIRST TRUST LOW BETA INCOME ETF (FTLB)
Actual                                               $1,000.00         $1,052.70           0.85%               $4.36
Hypothetical (5% return before expenses)             $1,000.00         $1,020.75           0.85%               $4.29

FIRST TRUST NASDAQ RISING DIVIDEND ACHIEVERS ETF (RDVY)
Actual                                               $1,000.00         $1,041.60           0.50%               $2.55
Hypothetical (5% return before expenses)             $1,000.00         $1,022.50           0.50%               $2.53

FIRST TRUST DORSEY WRIGHT FOCUS 5 ETF (FV)
Actual                                               $1,000.00          $ 988.10           0.30%               $1.49
Hypothetical (5% return before expenses)             $1,000.00         $1,023.50           0.30%               $1.52

FIRST TRUST RBA AMERICAN INDUSTRIAL RENAISSANCE(R) ETF (AIRR)
Actual                                               $1,000.00         $1,150.70           0.70%               $3.76
Hypothetical (5% return before expenses)             $1,000.00         $1,021.50           0.70%               $3.54

FIRST TRUST RBA QUALITY INCOME ETF (QINC)
Actual                                               $1,000.00         $1,092.10           0.70%               $3.66
Hypothetical (5% return before expenses)             $1,000.00         $1,021.50           0.70%               $3.54

FIRST TRUST DORSEY WRIGHT INTERNATIONAL FOCUS 5 ETF (IFV)
Actual                                               $1,000.00         $1,009.60           0.30%               $1.51
Hypothetical (5% return before expenses)             $1,000.00         $1,023.50           0.30%               $1.52


---------------------------------------------------------------------------------------------------------------------------
                                                                                        ANNUALIZED         EXPENSES PAID
                                                                                       EXPENSE RATIO     DURING THE PERIOD
                                                     BEGINNING           ENDING        BASED ON THE      MARCH 17, 2016 (b)
                                                   ACCOUNT VALUE     ACCOUNT VALUE       SIX-MONTH               TO
                                                  MARCH 17, 2016     MARCH 31, 2016       PERIOD         MARCH 31, 2016 (c)
---------------------------------------------------------------------------------------------------------------------------
FIRST TRUST DORSEY WRIGHT DYNAMIC FOCUS 5 ETF (FVC)
Actual                                               $1,000.00         $1,009.00           0.30%               $0.12
Hypothetical (5% return before expenses)             $1,000.00         $1,023.50           0.30%               $1.52


(a) Expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (October 1, 2015 through March 31, 2016), multiplied by 183/366 (to reflect the one-half year period).

(b)   Inception date.

(c) Actual expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (March 17, 2016 through March 31, 2016), multiplied by 15/366. Hypothetical expenses are assumed for the most recent half-year period.

FIRST TRUST NASDAQ TECHNOLOGY DIVIDEND INDEX FUND (TDIV)

PORTFOLIO OF INVESTMENTS
MARCH 31, 2016 (UNAUDITED)

SHARES      DESCRIPTION                             VALUE
----------  -----------------------------------  ------------
COMMON STOCKS -- 99.8%
            COMMERCIAL SERVICES & SUPPLIES
               -- 0.6%
    87,852  Pitney Bowes, Inc.                   $  1,892,332
    37,346  West Corp.                                852,236
                                                 ------------
                                                    2,744,568
                                                 ------------
            COMMUNICATIONS EQUIPMENT
               -- 9.9%
    10,497  ADTRAN, Inc.                              212,249
    76,043  Brocade Communications
               Systems, Inc.                          804,535
 1,375,453  Cisco Systems, Inc.                    39,159,147
    34,344  Harris Corp.                            2,674,024
     6,238  InterDigital, Inc.                        347,145
    68,652  Juniper Networks, Inc.                  1,751,312
    37,587  Motorola Solutions, Inc.                2,845,336
   116,981  Nokia OYJ, ADR                            691,358
     5,966  Plantronics, Inc.                         233,807
                                                 ------------
                                                   48,718,913
                                                 ------------
            DIVERSIFIED TELECOMMUNICATION
               SERVICES -- 13.7%
   243,636  AT&T, Inc.                              9,543,222
    18,859  Atlantic Tele-Network, Inc.             1,430,078
   208,774  BCE, Inc.                               9,507,568
    54,621  BT Group PLC, ADR                       1,752,242
   294,290  CenturyLink, Inc.                       9,405,508
    18,289  Cogent Communications Group,
               Inc.                                   713,820
   231,287  Consolidated Communications
               Holdings, Inc.                       5,957,953
 1,664,019  Frontier Communications Corp.           9,301,866
    13,247  Inteliquent, Inc.                         212,614
   308,934  TELUS Corp.                            10,049,623
   177,456  Verizon Communications, Inc.            9,596,821
                                                 ------------
                                                   67,471,315
                                                 ------------
            ELECTRONIC EQUIPMENT,
               INSTRUMENTS & COMPONENTS
               -- 1.5%
    14,557  CDW Corp.                                 604,115
   323,418  Corning, Inc.                           6,756,202
     3,040  SYNNEX Corp.                              281,474
                                                 ------------
                                                    7,641,791
                                                 ------------
            HEALTH CARE TECHNOLOGY -- 0.2%
     6,717  Computer Programs & Systems, Inc.         350,090
    30,369  Quality Systems, Inc.                     462,824
                                                 ------------
                                                      812,914
                                                 ------------
            HOUSEHOLD DURABLES -- 0.8%
   104,302  Garmin Ltd.                             4,167,908
                                                 ------------
            INTERNET SOFTWARE & SERVICES
               -- 0.6%
   254,888  EarthLink Holdings Corp.                1,445,215
    26,215  IAC/InterActive Corp.                   1,234,202
     8,965  j2 Global, Inc.                           552,065
                                                 ------------
                                                    3,231,482
                                                 ------------


SHARES      DESCRIPTION                             VALUE
----------  -----------------------------------  ------------
            IT SERVICES -- 9.7%
    19,959  Amdocs Ltd.                          $  1,205,923
     6,606  CSG Systems International, Inc.           298,327
     4,283  DST Systems, Inc.                         482,994
     4,296  Forrester Research, Inc.                  144,388
    97,723  Infosys Ltd., ADR                       1,858,691
   274,818  International Business Machines
               Corp.                               41,621,186
    23,681  Leidos Holdings, Inc.                   1,191,628
    13,652  Science Applications
               International Corp.                    728,198
     8,793  Wipro Ltd., ADR                           110,616
                                                 ------------
                                                   47,641,951
                                                 ------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 26.6%
    70,083  Advanced Semiconductor
               Engineering, Inc., ADR                 409,986
   103,719  Analog Devices, Inc.                    6,139,128
   265,575  Applied Materials, Inc.                 5,624,879
     9,826  ARM Holdings PLC, ADR                     429,298
    37,502  Broadcom Ltd.                           5,794,059
    31,110  Brooks Automation, Inc.                   323,544
   203,943  Cypress Semiconductor Corp.             1,766,146
    35,951  Himax Technologies, Inc., ADR             404,089
 1,216,944  Intel Corp.                            39,368,138
    55,294  Intersil Corp., Class A                   739,281
    25,940  Lam Research Corp.                      2,142,644
    72,956  Linear Technology Corp.                 3,250,919
   144,127  Marvell Technology Group Ltd.           1,485,949
   108,714  Maxim Integrated Products, Inc.         3,998,501
    72,605  Microchip Technology, Inc.              3,499,561
    12,103  MKS Instruments, Inc.                     455,678
     6,033  Monolithic Power Systems, Inc.            383,940
    75,084  NVIDIA Corp.                            2,675,243
     3,333  Power Integrations, Inc.                  165,517
   354,493  QUALCOMM, Inc.                         18,128,772
     6,867  Silicon Motion Technology
               Corp., ADR                             266,508
    24,928  Skyworks Solutions, Inc.                1,941,891
   364,796  Taiwan Semiconductor
               Manufacturing Co., Ltd., ADR         9,557,655
    28,479  Teradyne, Inc.                            614,862
    15,126  Tessera Technologies, Inc.                468,906
   302,512  Texas Instruments, Inc.                17,370,239
    73,153  Xilinx, Inc.                            3,469,647
                                                 ------------
                                                  130,874,980
                                                 ------------
            SOFTWARE -- 15.3%
     4,419  Blackbaud, Inc.                           277,911
   157,657  CA, Inc.                                4,854,259
    18,972  CDK Global, Inc.                          883,146
     2,958  Ebix, Inc.                                120,657
    32,390  Intuit, Inc.                            3,368,884
    14,993  Mentor Graphics Corp.                     304,808
   707,731  Microsoft Corp.                        39,087,983
     7,481  Monotype Imaging Holdings, Inc.           178,945


Page 30                 See Notes to Financial Statements

FIRST TRUST NASDAQ TECHNOLOGY DIVIDEND INDEX FUND (TDIV)

MARCH 31, 2016 (UNAUDITED)

SHARES      DESCRIPTION                             VALUE
----------  -----------------------------------  ------------
COMMON STOCKS (CONTINUED)
            SOFTWARE (CONTINUED)
     4,477  NICE Systems Ltd., ADR               $    290,065
    20,844  Open Text Corp.                         1,079,719
   489,524  Oracle Corp.                           20,026,427
     4,165  Pegasystems, Inc.                         105,708
     9,386  SS&C Technologies Holdings,
               Inc.                                   595,260
   224,547  Symantec Corp.                          4,127,174
                                                 ------------
                                                   75,300,946
                                                 ------------
            TECHNOLOGY HARDWARE, STORAGE
               & PERIPHERALS -- 15.0%
   372,421  Apple, Inc.                            40,590,165
    33,440  Diebold, Inc.                             966,750
 1,138,225  HP, Inc.                               14,022,932
    31,862  Lexmark International, Inc.,
               Class A                              1,065,147
    60,302  Logitech International SA                 959,405
    91,934  NetApp, Inc.                            2,508,879
   235,646  Seagate Technology PLC                  8,118,005
   118,498  Western Digital Corp.                   5,597,845
                                                 ------------
                                                   73,829,128
                                                 ------------
            WIRELESS TELECOMMUNICATION
               SERVICES -- 5.9%
   243,636  Rogers Communications, Inc.,
               Class B                              9,750,313
    33,353  Shenandoah Telecommunications
               Co.                                    892,193
   148,426  Telephone & Data Systems, Inc.          4,466,138
   850,012  Turkcell Iletisim Hizmetleri AS,
               ADR                                  8,933,626
 1,201,492  VimpelCom Ltd., ADR                     5,118,356
                                                 ------------
                                                   29,160,626
                                                 ------------
            TOTAL INVESTMENTS -- 99.8%            491,596,522
            (Cost $481,906,917) (a)
            NET OTHER ASSETS AND
               LIABILITIES -- 0.2%                    927,212
                                                 ------------
            NET ASSETS -- 100.0%                 $492,523,734
                                                 ============


(a) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of March 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $37,987,434 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $28,297,829.

ADR   American Depositary Receipt

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of March 31, 2016 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                                        LEVEL 2      LEVEL 3
                             TOTAL        LEVEL 1     SIGNIFICANT  SIGNIFICANT
                            VALUE AT       QUOTED     OBSERVABLE   UNOBSERVABLE
INVESTMENTS                3/31/2016       PRICES       INPUTS        INPUTS
-------------------------------------------------------------------------------
Common Stocks*            $491,596,522  $491,596,522  $        --  $         --
                          =====================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at March 31, 2016.


                        See Notes to Financial Statements                Page 31

MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (MDIV)

PORTFOLIO OF INVESTMENTS
MARCH 31, 2016 (UNAUDITED)

 SHARES/
  UNITS                                          DESCRIPTION                                            VALUE
----------  --------------------------------------------------------------------------------------  -------------
MASTER LIMITED PARTNERSHIPS -- 22.0%
            ENERGY EQUIPMENT & SERVICES -- 2.5%
 1,766,426  Archrock Partners, L.P................................................................  $  19,572,000
                                                                                                    -------------
            OIL, GAS & CONSUMABLE FUELS -- 19.5%
   893,970  Alon USA Partners, L.P................................................................     11,755,705
   159,397  Boardwalk Pipeline Partners, L.P......................................................      2,349,512
    66,625  Buckeye Partners, L.P.................................................................      4,526,503
   146,262  Cheniere Energy Partners, L.P.........................................................      4,218,196
   462,411  DCP Midstream Partners, L.P...........................................................     12,591,452
   411,282  Enbridge Energy Partners, L.P.........................................................      7,534,686
   279,115  Energy Transfer Partners, L.P.........................................................      9,026,579
   757,934  EnLink Midstream Partners, L.P........................................................      9,148,263
   147,850  Enterprise Products Partners, L.P.....................................................      3,640,067
    29,181  EQT Midstream Partners, L.P...........................................................      2,171,942
   187,695  Genesis Energy, L.P...................................................................      5,966,824
   156,230  Holly Energy Partners, L.P............................................................      5,285,261
    36,263  Magellan Midstream Partners, L.P......................................................      2,494,894
   649,702  Martin Midstream Partners, L.P........................................................     13,046,016
   350,786  Northern Tier Energy, L.P.............................................................      8,268,026
   208,185  NuStar Energy, L.P....................................................................      8,410,674
   212,350  ONEOK Partners, L.P...................................................................      6,667,790
   331,973  Plains All American Pipeline, L.P.....................................................      6,961,474
    67,605  Spectra Energy Partners, L.P..........................................................      3,253,153
   168,761  Sunoco Logistics Partners, L.P........................................................      4,230,838
    99,009  TC Pipelines, L.P.....................................................................      4,774,214
    86,056  Tesoro Logistics, L.P.................................................................      3,929,317
   135,172  Transmontaigne Partners, L.P..........................................................      4,954,054
   128,485  Western Gas Partners, L.P.............................................................      5,577,534
                                                                                                    -------------
                                                                                                      150,782,974
                                                                                                    -------------
            TOTAL MASTER LIMITED PARTNERSHIPS.....................................................    170,354,974
            (Cost $195,182,186)                                                                     -------------

COMMON STOCKS -- 20.0%

            AUTOMOBILES -- 0.5%
   264,570  Ford Motor Co.........................................................................      3,571,695
                                                                                                    -------------
            BANKS -- 3.7%
    60,297  Cullen/Frost Bankers, Inc.............................................................      3,322,968
   213,652  FNB Corp..............................................................................      2,779,612
   229,940  Old National Bancorp..................................................................      2,802,969
   111,508  PacWest Bancorp.......................................................................      4,142,522
   210,193  People's United Financial, Inc........................................................      3,348,374
   127,976  Trustmark Corp........................................................................      2,947,287
   187,510  Umpqua Holdings Corp..................................................................      2,973,909
    72,208  United Bankshares, Inc................................................................      2,650,034
   365,912  Valley National Bancorp...............................................................      3,490,800
                                                                                                    -------------
                                                                                                       28,458,475
                                                                                                    -------------
            CAPITAL MARKETS -- 0.9%
    99,518  Federated Investors, Inc., Class B....................................................      2,871,095
   179,356  Waddell & Reed Financial, Inc., Class A...............................................      4,222,040
                                                                                                    -------------
                                                                                                        7,093,135
                                                                                                    -------------
            CHEMICALS -- 0.4%
    55,487  Dow Chemical Co.......................................................................      2,822,069
                                                                                                    -------------
            COMMERCIAL SERVICES & SUPPLIES -- 1.1%
   139,232  Pitney Bowes, Inc.....................................................................      2,999,057
   323,010  RR Donnelley & Sons Co................................................................      5,297,364
                                                                                                    -------------
                                                                                                        8,296,421
                                                                                                    -------------


Page 32                 See Notes to Financial Statements

MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (MDIV)

MARCH 31, 2016 (UNAUDITED)

  SHARES                                         DESCRIPTION                                            VALUE
----------  --------------------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)
            CONTAINERS & PACKAGING -- 0.5%
    88,445  International Paper Co................................................................  $   3,629,783
                                                                                                    -------------
            DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.9%
    93,427  AT&T, Inc.............................................................................      3,659,536
    57,939  Verizon Communications, Inc...........................................................      3,133,341
                                                                                                    -------------
                                                                                                        6,792,877
                                                                                                    -------------
            ELECTRIC UTILITIES -- 3.2%
    47,435  ALLETE, Inc...........................................................................      2,659,681
    38,152  Duke Energy Corp......................................................................      3,078,103
    43,163  Entergy Corp..........................................................................      3,421,963
    87,710  Exelon Corp...........................................................................      3,145,281
    85,714  FirstEnergy Corp......................................................................      3,083,133
   105,972  OGE Energy Corp.......................................................................      3,033,978
    80,534  PPL Corp..............................................................................      3,065,929
    60,151  Southern (The) Co.....................................................................      3,111,611
                                                                                                    -------------
                                                                                                       24,599,679
                                                                                                    -------------
            ELECTRICAL EQUIPMENT -- 0.8%
    50,586  Eaton Corp. PLC.......................................................................      3,164,660
    55,298  Emerson Electric Co...................................................................      3,007,105
                                                                                                    -------------
                                                                                                        6,171,765
                                                                                                    -------------
            GAS UTILITIES -- 0.3%
   109,544  Questar Corp..........................................................................      2,716,691
                                                                                                    -------------
            HOTELS, RESTAURANTS & LEISURE -- 0.4%
    30,059  DineEquity, Inc.......................................................................      2,808,412
                                                                                                    -------------
            HOUSEHOLD DURABLES -- 0.5%
    92,895  Garmin Ltd............................................................................      3,712,084
                                                                                                    -------------
            INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS -- 0.4%
   290,057  AES Corp..............................................................................      3,422,673
                                                                                                    -------------
            INSURANCE -- 1.4%
   103,628  AmTrust Financial Services, Inc.......................................................      2,681,893
    64,988  Arthur J Gallagher & Co...............................................................      2,890,666
   151,447  Old Republic International Corp.......................................................      2,768,451
    68,764  Principal Financial Group, Inc........................................................      2,712,740
                                                                                                    -------------
                                                                                                       11,053,750
                                                                                                    -------------
            IT SERVICES -- 0.4%
    20,141  International Business Machines Corp..................................................      3,050,354
                                                                                                    -------------
            MACHINERY -- 1.2%
    47,051  Caterpillar, Inc......................................................................      3,601,284
    26,358  Cummins, Inc..........................................................................      2,897,798
    85,657  Timken Co.............................................................................      2,868,653
                                                                                                    -------------
                                                                                                        9,367,735
                                                                                                    -------------
            MULTI-UTILITIES -- 1.4%
    51,686  Ameren Corp...........................................................................      2,589,469
    35,251  Consolidated Edison, Inc..............................................................      2,700,932
   121,135  NiSource, Inc.........................................................................      2,853,940
    58,318  Public Service Enterprise Group, Inc..................................................      2,749,110
                                                                                                    -------------
                                                                                                       10,893,451
                                                                                                    -------------
            OIL, GAS & CONSUMABLE FUELS -- 0.3%
    30,402  Exxon Mobil Corp......................................................................      2,541,303
                                                                                                    -------------
            SPECIALTY RETAIL -- 0.3%
    88,654  Gap, Inc..............................................................................      2,606,428
                                                                                                    -------------


                        See Notes to Financial Statements                Page 33

MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (MDIV)

MARCH 31, 2016 (UNAUDITED)

  SHARES                                         DESCRIPTION                                            VALUE
----------  --------------------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)
            TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS -- 0.4%
   110,091  Diebold, Inc..........................................................................  $   3,182,731
                                                                                                    -------------
            THRIFTS & MORTGAGE FINANCE -- 0.4%
   233,063  Northwest Bancshares, Inc.............................................................      3,148,681
                                                                                                    -------------
            TOBACCO -- 0.3%
    46,168  Universal Corp........................................................................      2,622,804
                                                                                                    -------------
            TRADING COMPANIES & DISTRIBUTORS -- 0.3%
    56,801  GATX Corp.............................................................................      2,698,048
                                                                                                    -------------
            TOTAL COMMON STOCKS...................................................................    155,261,044
            (Cost $148,026,260)                                                                     -------------

REAL ESTATE INVESTMENT TRUSTS -- 19.9%

            DIVERSIFIED REITS -- 2.3%
   816,435  Lexington Realty Trust................................................................      7,021,341
   152,845  Liberty Property Trust................................................................      5,114,194
   262,181  Select Income REIT....................................................................      6,043,272
                                                                                                    -------------
                                                                                                       18,178,807
                                                                                                    -------------
            HEALTH CARE REITS -- 2.9%
   144,806  HCP, Inc..............................................................................      4,717,779
   470,992  Medical Properties Trust, Inc.........................................................      6,113,476
    60,669  National Health Investors, Inc........................................................      4,035,702
   112,566  Omega Healthcare Investors, Inc.......................................................      3,973,580
    56,644  Welltower, Inc........................................................................      3,927,695
                                                                                                    -------------
                                                                                                       22,768,232
                                                                                                    -------------
            HOTEL & RESORT REITS -- 3.2%
   461,062  DiamondRock Hospitality Co............................................................      4,665,947
   237,855  Hospitality Properties Trust..........................................................      6,317,429
   256,994  Host Hotels & Resorts, Inc............................................................      4,291,800
   234,434  RLJ Lodging Trust.....................................................................      5,363,850
    81,832  Ryman Hospitality Properties, Inc.....................................................      4,212,711
                                                                                                    -------------
                                                                                                       24,851,737
                                                                                                    -------------
            MORTGAGE REITS -- 7.8%
   849,386  Annaly Capital Management, Inc........................................................      8,714,700
   493,573  Apollo Commercial Real Estate Finance, Inc............................................      8,045,240
   253,332  Blackstone Mortgage Trust, Inc........................................................      6,804,498
   767,746  Hatteras Financial Corp...............................................................     10,978,768
 1,260,164  MFA Financial, Inc....................................................................      8,632,123
   391,617  Starwood Property Trust, Inc..........................................................      7,413,310
 1,202,749  Two Harbors Investment Corp...........................................................      9,549,827
                                                                                                    -------------
                                                                                                       60,138,466
                                                                                                    -------------
            OFFICE REITS -- 0.6%
   283,250  Parkway Properties, Inc...............................................................      4,435,695
                                                                                                    -------------
            RETAIL REITS -- 0.9%
   582,539  CBL & Associates Properties, Inc......................................................      6,932,214
                                                                                                    -------------
            SPECIALIZED REITS -- 2.2%
   176,530  Corrections Corp. of America..........................................................      5,657,786
    66,598  EPR Properties........................................................................      4,436,759
   199,037  GEO Group, Inc........................................................................      6,900,613
                                                                                                    -------------
                                                                                                       16,995,158
                                                                                                    -------------
            TOTAL REAL ESTATE INVESTMENT TRUSTS...................................................    154,300,309
            (Cost $157,103,567)                                                                     -------------


Page 34                 See Notes to Financial Statements

MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (MDIV)

MARCH 31, 2016 (UNAUDITED)

                                                                                STATED    STATED
  SHARES                               DESCRIPTION                               RATE    MATURITY       VALUE
----------  ------------------------------------------------------------------  ------  ----------  -------------
$25 PAR PREFERRED SECURITIES -- 18.7%
            BANKS -- 11.1%
   219,330  Barclays Bank PLC, Series 3.......................................  7.10%      (a)      $   5,601,688
   232,752  Barclays Bank PLC, Series 4.......................................  7.75%      (a)          6,039,915
   241,565  Barclays Bank PLC, Series 5.......................................  8.13%      (a)          6,319,341
   198,649  Citigroup, Inc., Series J (b).....................................  7.13%      (a)          5,429,077
   240,814  First Niagara Financial Group, Inc., Series B (b).................  8.63%      (a)          6,415,285
   264,240  GMAC Capital Trust I, Series 2 (b)................................  6.40%    02/15/40       6,476,523
   231,098  HSBC Holdings PLC.................................................  8.13%      (a)          6,214,225
   239,476  HSBC Holdings PLC, Series 2.......................................  8.00%      (a)          6,274,271
   200,767  HSBC USA, Inc., Series H..........................................  6.50%      (a)          5,067,359
   212,882  ING Groep NV......................................................  7.20%      (a)          5,566,864
   208,926  ING Groep NV......................................................  7.05%      (a)          5,482,218
   198,861  Merrill Lynch Capital Trust I, Series K (b).......................  6.45%    12/15/66       5,140,557
   199,252  Merrill Lynch Capital Trust II (b)................................  6.45%    06/15/67       5,138,709
   215,999  Royal Bank of Scotland Group PLC, Series S........................  6.60%      (a)          5,376,215
   226,738  Royal Bank of Scotland Group PLC, Series T........................  7.25%      (a)          5,770,482
                                                                                                    -------------
                                                                                                       86,312,729
                                                                                                    -------------
            CAPITAL MARKETS -- 0.8%
   243,406  Deutsche Bank Contingent Capital Trust V..........................  8.05%      (a)          6,155,738
                                                                                                    -------------
            CONSUMER FINANCE -- 0.9%
   268,551  Ally Financial, Inc., Series A (b)................................  8.50%      (a)          6,837,308
                                                                                                    -------------
            DIVERSIFIED FINANCIAL SERVICES -- 3.6%
   233,794  Citigroup Capital XIII (b)........................................  6.99%    10/30/40       6,146,444
   207,869  Countrywide Capital IV............................................  6.75%    04/01/33       5,277,794
   216,584  Countrywide Capital V.............................................  7.00%    11/01/36       5,577,038
   217,890  Merrill Lynch Capital Trust III (b)...............................  7.38%    09/15/67       5,697,823
   207,224  RBS Capital Funding Trust VII, Series G...........................  6.08%      (a)          4,998,243
                                                                                                    -------------
                                                                                                       27,697,342
                                                                                                    -------------
            DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.8%
   227,217  Qwest Corp........................................................  7.50%    09/15/51       5,834,933
                                                                                                    -------------
            INSURANCE -- 0.8%
   233,686  Aviva PLC.........................................................  8.25%    12/01/41       6,152,952
                                                                                                    -------------
            REAL ESTATE INVESTMENT TRUSTS -- 0.7%
   229,717  VEREIT, Inc., Series F............................................  6.70%      (a)          5,818,732
                                                                                                    -------------
            TOTAL $25 PAR PREFERRED SECURITIES....................................................    144,809,734
            (Cost $147,736,468)                                                                     -------------


  SHARES                                         DESCRIPTION                                            VALUE
----------  --------------------------------------------------------------------------------------  -------------
EXCHANGE-TRADED FUNDS -- 18.8%
            CAPITAL MARKETS -- 18.8%
 3,069,672  First Trust Tactical High Yield ETF*..................................................    145,471,756
            (Cost $151,742,845)                                                                     -------------

            TOTAL INVESTMENTS - 99.4%.............................................................    770,197,817
            (Cost $799,791,326) (c)
            NET OTHER ASSETS AND LIABILITIES - 0.6%...............................................      4,569,037
                                                                                                    -------------
            NET ASSETS - 100.0%...................................................................  $ 774,766,854
                                                                                                    =============


                        See Notes to Financial Statements                Page 35

MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (MDIV)

MARCH 31, 2016 (UNAUDITED)


(a)   Perpetual maturity.

(b) Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at March 31, 2016. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(c) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of March 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $18,073,127 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $47,666,636.

* Represents investment in affiliated funds.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of March 31, 2016 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                                                                           LEVEL 2         LEVEL 3
                                                          TOTAL           LEVEL 1        SIGNIFICANT     SIGNIFICANT
                                                         VALUE AT          QUOTED        OBSERVABLE     UNOBSERVABLE
INVESTMENTS                                             3/31/2016          PRICES          INPUTS          INPUTS
---------------------------------------------------   --------------   --------------   -------------   -------------
Master Limited Partnerships**......................   $  170,354,974   $  170,354,974   $          --   $          --
Common Stocks**....................................      155,261,044      155,261,044              --              --
Real Estate Investment Trusts**....................      154,300,309      154,300,309              --              --
$25 Par Preferred Securities**.....................      144,809,734      144,809,734              --              --
Exchange-Traded Funds**............................      145,471,756      145,471,756              --              --
                                                      --------------   --------------   -------------   -------------
Total Investments..................................   $  770,197,817   $  770,197,817   $          --   $          --
                                                      ==============   ==============   =============   =============

** See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at March 31, 2016.


Page 36                 See Notes to Financial Statements

INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV)

PORTFOLIO OF INVESTMENTS
MARCH 31, 2016 (UNAUDITED)

  SHARES                                         DESCRIPTION                                            VALUE
----------  --------------------------------------------------------------------------------------  -------------
COMMON STOCKS -- 40.4%
            AUTO COMPONENTS -- 0.4%
    30,648  Cheng Shin Rubber Industry Co., Ltd...................................................  $      61,612
                                                                                                    -------------
            BANKS -- 10.1%
   196,930  Agricultural Bank of China Ltd., Class H..............................................         70,828
    41,500  AMMB Holdings Bhd.....................................................................         48,930
     7,280  Banco Bilbao Vizcaya Argentaria S.A...................................................         48,395
 1,200,431  Banco Santander Chile.................................................................         58,256
    13,400  Bank of East Asia (The) Ltd...........................................................         50,008
     1,092  Bank of Nova Scotia (The).............................................................         53,366
     9,223  Bendigo and Adelaide Bank Ltd.........................................................         62,710
       671  Canadian Imperial Bank of Commerce....................................................         50,125
   106,420  China Construction Bank Corp., Class H................................................         68,044
       976  Commonwealth Bank of Australia........................................................         56,052
 6,939,769  CorpBanca S.A.........................................................................         63,462
   125,000  Industrial & Commercial Bank of China Ltd., Class H...................................         70,095
    86,000  Krung Thai Bank PCL...................................................................         45,713
     1,279  Laurentian Bank of Canada.............................................................         46,876
    30,100  Malayan Banking Bhd...................................................................         69,589
    92,169  Mega Financial Holding Co., Ltd.......................................................         65,581
     3,934  National Australia Bank Ltd...........................................................         79,130
     1,755  National Bank of Canada...............................................................         57,417
     6,171  Nordea Bank AB........................................................................         59,291
    12,200  Resona Holdings, Inc..................................................................         43,534
   174,967  SinoPac Financial Holdings Co., Ltd...................................................         54,093
     5,409  Skandinaviska Enskilda Banken AB, Class A.............................................         51,670
     2,870  Swedbank AB, Class A..................................................................         61,831
     3,500  United Overseas Bank Ltd..............................................................         49,000
     2,701  Westpac Banking Corp..................................................................         62,838
                                                                                                    -------------
                                                                                                        1,446,834
                                                                                                    -------------
            CAPITAL MARKETS -- 0.9%
     2,169  IGM Financial, Inc....................................................................         65,333
   166,580  Yuanta Financial Holding Co., Ltd.....................................................         59,523
                                                                                                    -------------
                                                                                                          124,856
                                                                                                    -------------
            CHEMICALS -- 0.4%
    35,654  Taiwan Fertilizer Co., Ltd............................................................         53,895
                                                                                                    -------------
            CONSTRUCTION MATERIALS -- 0.4%
    10,452  Fletcher Building Ltd.................................................................         57,001
                                                                                                    -------------
            CONSUMER FINANCE -- 0.3%
       710  Cembra Money Bank AG..................................................................         49,620
                                                                                                    -------------
            DIVERSIFIED FINANCIAL SERVICES -- 0.4%
     1,601  Bolsas y Mercados Espanoles SHMSF S.A.................................................         51,647
                                                                                                    -------------
            DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.3%
    17,300  Singapore Telecommunications Ltd......................................................         49,031
                                                                                                    -------------
            ELECTRIC UTILITIES -- 7.8%
   114,841  AusNet Services.......................................................................        131,167
    13,669  CEZ A.S...............................................................................        241,119
     2,456  Emera, Inc............................................................................         89,900
     4,066  Endesa S.A............................................................................         78,052
    11,942  Fortum OYJ............................................................................        180,867
     8,587  Power Assets Holdings Ltd.............................................................         87,892
       866  Red Electrica Corp. S.A...............................................................         75,188
     6,607  SSE PLC...............................................................................        141,580
    16,188  Terna Rete Elettrica Nazionale SpA....................................................         92,378
                                                                                                    -------------
                                                                                                        1,118,143
                                                                                                    -------------


                        See Notes to Financial Statements                Page 37

INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV)

MARCH 31, 2016 (UNAUDITED)

  SHARES                                         DESCRIPTION                                            VALUE
----------  --------------------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)
            ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.9%
    18,186  Hon Hai Precision Industry Co., Ltd...................................................  $      47,917
    69,736  WPG Holdings Ltd......................................................................         74,321
                                                                                                    -------------
                                                                                                          122,238
                                                                                                    -------------
            GAS UTILITIES -- 2.1%
     2,903  Enagas S.A............................................................................         87,257
     4,881  Gas Natural SDG S.A...................................................................         98,696
    18,655  Snam S.p.A............................................................................        116,858
                                                                                                    -------------
                                                                                                          302,811
                                                                                                    -------------
            INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS -- 2.8%
   216,694  AES Gener S.A.........................................................................        109,980
    15,100  Electricity Generating PCL............................................................         76,616
    11,781  Innergex Renewable Energy, Inc........................................................        127,992
    59,500  Ratchaburi Electricity Generating Holding PCL.........................................         85,834
                                                                                                    -------------
                                                                                                          400,422
                                                                                                    -------------
            INDUSTRIAL CONGLOMERATES -- 0.3%
    59,831  Far Eastern New Century Corp..........................................................         48,892
                                                                                                    -------------
            INSURANCE -- 2.3%
     3,871  CNP Assurances........................................................................         60,368
    25,589  Mapfre S.A............................................................................         55,295
     7,555  Societa Cattolica di Assicurazioni SCRL...............................................         51,581
    40,036  UnipolSai S.p.A.......................................................................         92,663
    10,905  UNIQA Insurance Group AG..............................................................         76,649
                                                                                                    -------------
                                                                                                          336,556
                                                                                                    -------------
            MEDIA -- 0.3%
     2,577  Shaw Communications, Inc..............................................................         49,784
                                                                                                    -------------
            MULTI-UTILITIES -- 5.1%
    96,799  DUET Group............................................................................        169,179
     9,140  Engie S.A.............................................................................        141,862
    25,741  Hera S.p.A............................................................................         76,917
     6,797  National Grid PLC.....................................................................         96,372
    34,139  REN -- Redes Energeticas Nacionais SGPS S.A...........................................        111,956
   340,000  YTL Corp. Bhd.........................................................................        142,920
                                                                                                    -------------
                                                                                                          739,206
                                                                                                    -------------
            REAL ESTATE INVESTMENT TRUSTS -- 0.6%
     3,157  Allied Properties Real Estate Investment Trust........................................         85,005
                                                                                                    -------------
            REAL ESTATE MANAGEMENT & DEVELOPMENT -- 2.3%
    28,000  Hang Lung Properties Ltd..............................................................         53,564
    19,500  Kerry Properties Ltd..................................................................         53,794
    73,182  New World Development Co., Ltd........................................................         69,811
    34,000  Sino Land Co., Ltd....................................................................         53,998
     4,745  Swire Pacific Ltd., Class A...........................................................         51,106
     9,000  Wharf Holdings (The) Ltd..............................................................         49,192
                                                                                                    -------------
                                                                                                          331,465
                                                                                                    -------------
            TRADING COMPANIES & DISTRIBUTORS -- 0.3%
     3,800  Mitsui & Co., Ltd.....................................................................         43,725
                                                                                                    -------------


Page 38                 See Notes to Financial Statements

INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV)

MARCH 31, 2016 (UNAUDITED)

  SHARES                                         DESCRIPTION                                            VALUE
----------  --------------------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)
            WATER UTILITIES -- 2.1%
     2,662  Severn Trent PLC......................................................................  $      83,080
   455,500  TTW PCL...............................................................................        129,477
     6,413  United Utilities Group PLC............................................................         85,015
                                                                                                    -------------
                                                                                                          297,572
                                                                                                    -------------
            WIRELESS TELECOMMUNICATION SERVICES -- 0.3%
       233  SK Telecom Co., Ltd...................................................................         42,480
                                                                                                    -------------
            TOTAL COMMON STOCKS...................................................................      5,812,795
            (Cost $5,984,197)                                                                       -------------

REAL ESTATE INVESTMENT TRUSTS -- 19.4%

            DIVERSIFIED REITS -- 8.0%
    16,317  Artis Real Estate Investment Trust....................................................        161,191
     2,367  Canadian Real Estate Investment Trust.................................................         82,141
       840  Cofinimmo S.A.........................................................................        103,087
    14,791  Cominar Real Estate Investment Trust..................................................        195,885
     1,117  Fonciere Des Regions..................................................................        105,559
    21,920  GPT (The) Group.......................................................................         84,014
     8,630  H&R Real Estate Investment Trust......................................................        139,476
    64,581  Mirvac Group..........................................................................         95,791
    33,189  Stockland.............................................................................        108,633
    64,600  Suntec Real Estate Investment Trust...................................................         80,280
                                                                                                    -------------
                                                                                                        1,156,057
                                                                                                    -------------
            INDUSTRIAL REITS -- 3.4%
    76,800  Ascendas Real Estate Investment Trust.................................................        136,181
    38,707  BWP Trust.............................................................................        101,474
     3,621  Granite Real Estate Investment Trust..................................................        104,302
   190,500  Mapletree Logistics Trust.............................................................        142,750
                                                                                                    -------------
                                                                                                          484,707
                                                                                                    -------------
            OFFICE REITS -- 3.7%
     5,797  alstria office REIT-AG................................................................         83,642
   109,400  CapitaLand Commercial Trust Ltd.......................................................        119,314
    14,295  Dream Office Real Estate Investment Trust.............................................        228,390
    29,459  Investa Office Fund...................................................................         94,618
                                                                                                    -------------
                                                                                                          525,964
                                                                                                    -------------
            RETAIL REITS -- 4.3%
    60,700  CapitaLand Mall Trust.................................................................         94,123
    36,709  Charter Hall Retail REIT..............................................................        129,159
     1,961  Eurocommercial Properties N.V.........................................................         91,778
     5,030  RioCan Real Estate Investment Trust...................................................        103,021
     3,673  Smart Real Estate Investment Trust....................................................         95,958
    44,713  Vicinity Centres......................................................................        109,336
                                                                                                    -------------
                                                                                                          623,375
                                                                                                    -------------
            TOTAL REAL ESTATE INVESTMENT TRUSTS...................................................      2,790,103
            (Cost $2,701,678)                                                                       -------------


                        See Notes to Financial Statements                Page 39

INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV)

MARCH 31, 2016 (UNAUDITED)

                                                                                STATED    STATED
  SHARES                               DESCRIPTION                               RATE    MATURITY       VALUE
----------  ------------------------------------------------------------------  ------  ----------  -------------
$25 PAR PREFERRED SECURITIES -- 14.0%
            BANKS -- 4.1%
     8,276  Bank of Montreal, Series 27 (b)...................................  4.00%      (a)      $     119,544
     8,444  Bank of Montreal, Series 29 (b)...................................  3.90%      (a)            119,045
     8,471  Royal Bank of Canada, Series AZ (b)...............................  4.00%      (a)            120,991
     8,229  Royal Bank of Canada, Series BB (b)...............................  3.90%      (a)            117,218
     7,220  Royal Bank of Canada, Series BD (b)...............................  3.60%      (a)            108,404
                                                                                                    -------------
                                                                                                          585,202
                                                                                                    -------------
            DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.2%
    17,444  BCE, Inc., Series AK (b)..........................................  4.15%      (a)            178,637
                                                                                                    -------------
            OIL, GAS & CONSUMABLE FUELS -- 8.7%
    13,420  Enbridge, Inc., Series 3 (b)......................................  4.00%      (a)            157,682
    15,820  Enbridge, Inc., Series B (b)......................................  4.00%      (a)            171,264
    15,346  Enbridge, Inc., Series D (b)......................................  4.00%      (a)            168,496
    13,911  Enbridge, Inc., Series F (b)......................................  4.00%      (a)            156,382
    12,992  Enbridge, Inc., Series N (b)......................................  4.00%      (a)            158,455
    13,373  Enbridge, Inc., Series P (b)......................................  4.00%      (a)            157,026
    13,077  Enbridge, Inc., Series R (b)......................................  4.00%      (a)            155,867
     8,980  TransCanada Corp., Series 9 (b)...................................  4.25%      (a)            123,974
                                                                                                    -------------
                                                                                                        1,249,146
                                                                                                    -------------
            TOTAL $25 PAR PREFERRED SECURITIES....................................................      2,012,985
            (Cost $2,256,363)                                                                       -------------

$100 PAR PREFERRED SECURITIES -- 4.9%

            BANKS -- 4.9%
     1,190  Australia & New Zealand Banking Group Ltd., Series CAP (c)........  5.79%      (a)             84,196
     1,171  Australia & New Zealand Banking Group Ltd., Series CAP2 (c).......  5.71%      (a)             79,171
       946  Australia & New Zealand Banking Group Ltd., Series CPS2 (c).......  5.43%      (a)             72,951
       967  Australia & New Zealand Banking Group Ltd., Series CPS3 (c).......  5.49%      (a)             73,866
     1,080  Commonwealth Bank of Australia, Series VI (c).....................  6.13%      (a)             82,373
     1,188  Commonwealth Bank of Australia, Series VII (c)....................  5.13%      (a)             78,863
     1,061  National Australia Bank Ltd., Series CPS (c)......................  5.52%      (a)             77,972
     1,137  National Australia Bank Ltd., Series CPS2 (c).....................  5.57%      (a)             80,794
     1,022  Westpac Banking Corp., Series CN1 (c).............................  5.52%      (a)             75,842
                                                                                                    -------------
            TOTAL $100 PAR PREFERRED SECURITIES...................................................        706,028
            (Cost $700,411)                                                                         -------------

OTHER PREFERRED SECURITIES -- 2.1%

            BANKS -- 2.1%
    63,809  Lloyds Banking Group PLC..........................................  9.25%      (a)            126,141
    31,014  Standard Bank Group Ltd. (b)......................................  7.35%      (a)            173,307
                                                                                                    -------------
            TOTAL OTHER PREFERRED SECURITIES......................................................        299,448
            (Cost $297,353)                                                                         -------------


Page 40                 See Notes to Financial Statements

INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV)

MARCH 31, 2016 (UNAUDITED)

  SHARES                                         DESCRIPTION                                            VALUE
----------  --------------------------------------------------------------------------------------  -------------
EXCHANGE-TRADED FUNDS -- 18.6%
            CAPITAL MARKETS -- 18.6%
    34,811  Vanguard Emerging Markets Government Bond ETF.........................................  $   2,679,402
                                                                                                    -------------
            TOTAL EXCHANGE-TRADED FUNDS...........................................................      2,679,402
            (Cost $2,674,533)                                                                       -------------

            TOTAL INVESTMENTS - 99.4%.............................................................     14,300,761
            (Cost $14,614,535) (d)
            NET OTHER ASSETS AND LIABILITIES - 0.6%...............................................         89,392
                                                                                                    -------------
            NET ASSETS - 100.0%...................................................................     14,390,153
                                                                                                    =============


(a)   Perpetual maturity.

(b) Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at March 31, 2016. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(c) Floating rate security. The interest rate shown reflects the rate in effect at March 31, 2016.

(d) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of March 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $370,361 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $684,135.

For a breakdown of the portfolio securities by country of incorporation, please see the Fund Performance Overview.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of March 31, 2016 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                                                                               LEVEL 2         LEVEL 3
                                                                TOTAL          LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                                              VALUE AT         QUOTED        OBSERVABLE     UNOBSERVABLE
INVESTMENTS                                                   3/31/2016        PRICES          INPUTS          INPUTS
---------------------------------------------------------   -------------   -------------   -------------   -------------
Common Stocks*...........................................   $   5,812,795   $   5,812,795   $          --   $          --
Real Estate Investment Trusts*...........................       2,790,103       2,790,103              --              --
$25 Par Preferred Securities*............................       2,012,985       2,012,985              --              --
$100 Par Preferred Securities*...........................         706,028         706,028              --              --
Other Preferred Securities*..............................         299,448         299,448              --              --
Exchange-Traded Funds*...................................       2,679,402       2,679,402              --              --
                                                            -------------   -------------   -------------   -------------
Total Investments........................................   $  14,300,761   $  14,300,761   $          --   $          --
                                                            =============   =============   =============   =============

*See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of March 31, 2016, the Fund transferred investments valued at $3,251,398 from Level 2 to Level 1 of the fair value hierarchy. The investments that transferred from Level 2 to Level 1 did so as a result of being valued based on quoted prices at March 31, 2016. Previously, these investments were fair valued using a factor provided by a pricing service due to the change in value between the foreign markets' close and The New York Stock Exchange close on September 30, 2015, exceeding a certain threshold.


                        See Notes to Financial Statements                Page 41

FIRST TRUST HIGH INCOME ETF (FTHI)

PORTFOLIO OF INVESTMENTS
MARCH 31, 2016 (UNAUDITED)

SHARES      DESCRIPTION                             VALUE
----------  -----------------------------------  ------------
COMMON STOCKS -- 96.8%
            AEROSPACE & DEFENSE -- 4.1%
       220  Boeing (The) Co.                     $     27,927
       560  Curtiss-Wright Corp.                       42,375
       994  Honeywell International, Inc.             111,378
       741  Huntington Ingalls Industries, Inc.       101,472
                                                 ------------
                                                      283,152
                                                 ------------
            AIR FREIGHT & LOGISTICS -- 2.6%
     1,723  United Parcel Service, Inc.,
               Class B (a)                            181,725
                                                 ------------
            AIRLINES -- 1.9%
       447  Alaska Air Group, Inc. (a)                 36,663
       138  Allegiant Travel Co.                       24,572
       578  JetBlue Airways Corp. (b)                  12,208
     1,243  Spirit Airlines, Inc. (b)                  59,639
                                                 ------------
                                                      133,082
                                                 ------------
            AUTO COMPONENTS -- 1.7%
       595  Lear Corp.                                 66,146
       686  Visteon Corp.                              54,599
                                                 ------------
                                                      120,745
                                                 ------------
            BANKS -- 1.7%
     1,981  JPMorgan Chase & Co.                      117,315
                                                 ------------
            BIOTECHNOLOGY -- 4.6%
       999  Amgen, Inc. (a)                           149,780
       148  Biogen, Inc. (b)                           38,527
     1,297  Gilead Sciences, Inc.                     119,143
       139  United Therapeutics Corp. (b)              15,489
                                                 ------------
                                                      322,939
                                                 ------------
            CAPITAL MARKETS -- 2.7%
       549  BlackRock, Inc. (a)                       186,973
                                                 ------------
            CHEMICALS -- 1.8%
       252  Albemarle Corp.                            16,110
     2,131  Dow Chemical Co. (a)                      108,383
                                                 ------------
                                                      124,493
                                                 ------------
            COMMERCIAL SERVICES & SUPPLIES
               -- 0.3%
       368  Deluxe Corp.                               22,996
                                                 ------------
            COMMUNICATIONS EQUIPMENT
               -- 2.3%
     5,578  Cisco Systems, Inc. (a)                   158,806
                                                 ------------
            CONSTRUCTION & ENGINEERING
               -- 0.4%
       651  EMCOR Group, Inc.                          31,639
                                                 ------------
            CONTAINERS & PACKAGING -- 2.2%
       937  Bemis Co., Inc.                            48,518
     2,204  Sonoco Products Co.                       107,048
                                                 ------------
                                                      155,566
                                                 ------------


SHARES      DESCRIPTION                             VALUE
----------  -----------------------------------  ------------
            DIVERSIFIED TELECOMMUNICATION
               SERVICES -- 5.0%
     4,472  AT&T, Inc. (a)                       $    175,168
     3,271  Verizon Communications,
               Inc. (a)                               176,896
                                                 ------------
                                                      352,064
                                                 ------------
            ELECTRIC UTILITIES -- 2.8%
     2,216  Duke Energy Corp.                         178,787
       115  NextEra Energy, Inc.                       13,609
                                                 ------------
                                                      192,396
                                                 ------------
            ELECTRONIC EQUIPMENT,
               INSTRUMENTS & COMPONENTS
               -- 0.9%
       777  Arrow Electronics, Inc. (b)                50,046
       144  SYNNEX Corp.                               13,333
                                                 ------------
                                                       63,379
                                                 ------------
            ENERGY EQUIPMENT & SERVICES
               -- 0.2%
       185  Schlumberger Ltd.                          13,644
                                                 ------------
            FOOD & STAPLES RETAILING -- 4.5%
     1,401  CVS Health Corp.                          145,326
     2,490  Wal-Mart Stores, Inc. (a)                 170,540
                                                 ------------
                                                      315,866
                                                 ------------
            FOOD PRODUCTS -- 1.4%
       381  Ingredion, Inc.                            40,687
     2,186  Pilgrim's Pride Corp. (b)                  55,524
                                                 ------------
                                                       96,211
                                                 ------------
            GAS UTILITIES -- 1.5%
       447  Atmos Energy Corp.                         33,194
       394  ONE Gas, Inc.                              24,074
     1,108  UGI Corp.                                  44,641
                                                 ------------
                                                      101,909
                                                 ------------
            HEALTH CARE PROVIDERS & SERVICES
               -- 3.6%
       234  Centene Corp. (b)                          14,407
       531  Express Scripts Holding Co. (b)            36,475
     1,057  UnitedHealth Group, Inc.                  136,247
       670  WellCare Health Plans, Inc. (b)            62,143
                                                 ------------
                                                      249,272
                                                 ------------
            HOTELS, RESTAURANTS & LEISURE
               -- 3.0%
     1,892  Brinker International, Inc.                86,937
       329  Las Vegas Sands Corp.                      17,003
       650  McDonald's Corp.                           81,692
       116  Panera Bread Co. (b)                       23,760
                                                 ------------
                                                      209,392
                                                 ------------
            HOUSEHOLD DURABLES -- 1.1%
        45  NVR, Inc. (b)                              77,958
                                                 ------------
            HOUSEHOLD PRODUCTS -- 0.9%
       738  Procter & Gamble (The) Co.                 60,745
                                                 ------------


Page 42                 See Notes to Financial Statements

FIRST TRUST HIGH INCOME ETF (FTHI)

MARCH 31, 2016 (UNAUDITED)

SHARES      DESCRIPTION                             VALUE
----------  -----------------------------------  ------------
COMMON STOCKS (CONTINUED)
            INDUSTRIAL CONGLOMERATES -- 3.0%
       241  Carlisle Cos., Inc.                  $     23,980
     5,770  General Electric Co. (a)                  183,428
                                                 ------------
                                                      207,408
                                                 ------------
            INTERNET SOFTWARE & SERVICES
               -- 2.2%
       205  Alphabet, Inc. (b)                        156,394
                                                 ------------
            IT SERVICES -- 1.4%
       230  Amdocs Ltd.                                13,896
       535  International Business Machines
               Corp.                                   81,026
                                                 ------------
                                                       94,922
                                                 ------------
            MACHINERY -- 2.1%
     1,481  AGCO Corp.                                 73,606
       640  Crane Co.                                  34,470
       868  Manitowoc (The) Co., Inc.                   3,758
       196  Toro (The) Co. 16,880

       942  Trinity Industries, Inc.                   17,248
                                                 ------------
                                                      145,962
                                                 ------------
            MEDIA -- 0.2%
       202  Time Warner, Inc.                          14,655
                                                 ------------
            METALS & MINING -- 2.2%
     2,193  Reliance Steel & Aluminum Co.             151,734
                                                 ------------
            MULTI-UTILITIES -- 1.0%
       874  Black Hills Corp.                          52,553
       337  Vectren Corp.                              17,039
                                                 ------------
                                                       69,592
                                                 ------------
            MULTILINE RETAIL -- 2.0%
     1,673  Target Corp.                              137,654
                                                 ------------
            OIL, GAS & CONSUMABLE FUELS
               -- 2.6%
     2,045  Exxon Mobil Corp. (a)                     170,942
       287  World Fuel Services Corp.                  13,942
                                                 ------------
                                                      184,884
                                                 ------------
            PERSONAL PRODUCTS -- 0.3%
       290  Herbalife Ltd. (b)                         17,852
                                                 ------------
            PHARMACEUTICALS -- 5.0%
     1,591  Johnson & Johnson (a)                     172,146
     2,072  Merck & Co., Inc. (a)                     109,629
     2,273  Pfizer, Inc.                               67,372
                                                 ------------
                                                      349,147
                                                 ------------
            ROAD & RAIL -- 0.5%
       427  Union Pacific Corp.                        33,968
                                                 ------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 4.1%
     5,099  Intel Corp. (a)                           164,953
       746  QUALCOMM, Inc.                             38,150
       726  Teradyne, Inc.                             15,674
     1,202  Texas Instruments, Inc.                    69,019
                                                 ------------
                                                      287,796
                                                 ------------


SHARES      DESCRIPTION                             VALUE
----------  -----------------------------------  ------------
            SOFTWARE -- 0.4%
       874  Aspen Technology, Inc. (b)           $     31,578
                                                 ------------
            SPECIALTY RETAIL -- 7.8%
     1,383  American Eagle Outfitters, Inc.            23,055
       725  Burlington Stores, Inc. (b)                40,774
       887  CST Brands, Inc.                           33,963
     1,824  DSW, Inc., Class A                         50,415
     1,022  Foot Locker, Inc.                          65,919
       352  Home Depot (The), Inc. (a)                 46,967
     2,209  Michaels (The) Cos., Inc. (b)              61,786
       666  Murphy USA, Inc. (b)                       40,926
     3,350  Sally Beauty Holdings, Inc. (b)           108,473
       874  TJX (The) Cos., Inc.                       68,478
                                                 ------------
                                                      540,756
                                                 ------------
            TECHNOLOGY HARDWARE, STORAGE &
               PERIPHERALS -- 4.6%
     2,956  Apple, Inc. (a)                           322,174
                                                 ------------
            TOBACCO -- 4.1%
     2,053  Altria Group, Inc. (a)                    128,641
     1,608  Philip Morris International, Inc.         157,761
                                                 ------------
                                                      286,402
                                                 ------------
            TRADING COMPANIES &
               DISTRIBUTORS -- 1.5%
     1,331  MSC Industrial Direct Co., Inc.           101,569
                                                 ------------
            WATER UTILITIES -- 0.3%
       259  American Water Works Co., Inc.             17,853
                                                 ------------
            WIRELESS TELECOMMUNICATION
               SERVICES -- 0.3%
       602  T-Mobile US, Inc. (b)                      23,057
                                                 ------------
            TOTAL COMMON STOCKS                     6,747,624
            (Cost $6,397,614)                    ------------

REAL ESTATE INVESTMENT TRUSTS -- 2.9%

     5,787  Corrections Corp. of America (a)          185,474
       834  Four Corners Property Trust, Inc.          14,970
                                                 ------------
            TOTAL REAL ESTATE INVESTMENT
               TRUSTS                                 200,444
            (Cost $179,653)                      ------------

            TOTAL INVESTMENTS -- 99.7%              6,948,068
            (Cost $6,577,267) (c)                ------------


                        See Notes to Financial Statements                Page 43

FIRST TRUST HIGH INCOME ETF (FTHI)

MARCH 31, 2016 (UNAUDITED)

NUMBER OF
CONTRACTS   DESCRIPTION                             VALUE
----------  -----------------------------------  ------------
OPTIONS WRITTEN -- (3.0%)
            S&P 500 Index Calls
         4  @ $1950.00 due April 2016            $    (44,544)
         4  @  2000.00 due April 2016                 (25,360)
         3  @  2025.00 due April 2016                 (12,810)
         4  @  2050.00 due April 2016                  (9,700)
         3  @  1925.00 due May 2016                   (41,820)
         4  @  1950.00 due May 2016                   (49,640)
         2  @  1975.00 due June 2016                  (22,408)
                                                 ------------
            TOTAL OPTIONS WRITTEN                    (206,282)
            (Premiums received $102,257)         ------------

            NET OTHER ASSETS AND
               LIABILITIES -- 3.3%                    226,533
                                                 ------------
            NET ASSETS -- 100.0%                 $  6,968,319
                                                 ============


(a) All or a portion of this security is pledged to cover index options written.

(b)   Non-income producing security.

(c) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of March 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $458,216 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $87,415.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of March 31, 2016 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                 ASSETS TABLE

                                                        LEVEL 2      LEVEL 3
                             TOTAL        LEVEL 1     SIGNIFICANT  SIGNIFICANT
                            VALUE AT       QUOTED     OBSERVABLE   UNOBSERVABLE
INVESTMENTS                3/31/2016       PRICES       INPUTS        INPUTS
-------------------------------------------------------------------------------
Common Stocks*            $  6,747,624  $  6,747,624  $        --  $         --
Real Estate
   Investment Trusts           200,444       200,444           --            --
                          -----------------------------------------------------
Total Investments         $  6,948,068  $  6,948,068  $        --  $         --
                          =====================================================

                               LIABILITIES TABLE

                                                        LEVEL 2      LEVEL 3
                             TOTAL        LEVEL 1     SIGNIFICANT  SIGNIFICANT
                            VALUE AT       QUOTED     OBSERVABLE   UNOBSERVABLE
INVESTMENTS                3/31/2016       PRICES       INPUTS        INPUTS
-------------------------------------------------------------------------------
Options Written           $   (206,282) $   (206,282) $        --  $         --
                          =====================================================

*See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at March 31, 2016.


Page 44                 See Notes to Financial Statements

FIRST TRUST LOW BETA INCOME ETF (FTLB)

PORTFOLIO OF INVESTMENTS
MARCH 31, 2016 (UNAUDITED)

SHARES      DESCRIPTION                             VALUE
----------  -----------------------------------  ------------
COMMON STOCKS -- 96.8%
            AEROSPACE & DEFENSE -- 4.1%
       188  Boeing (The) Co.                     $     23,865
       475  Curtiss-Wright Corp.                       35,943
       844  Honeywell International, Inc.              94,570
       629  Huntington Ingalls Industries, Inc.        86,135
                                                 ------------
                                                      240,513
                                                 ------------
            AIR FREIGHT & LOGISTICS -- 2.6%
     1,464  United Parcel Service, Inc.,
               Class B (a)                            154,408
                                                 ------------
            AIRLINES -- 1.9%
       380  Alaska Air Group, Inc. (a)                 31,167
       117  Allegiant Travel Co.                       20,833
       489  JetBlue Airways Corp. (b)                  10,328
     1,057  Spirit Airlines, Inc. (b)                  50,715
                                                 ------------
                                                      113,043
                                                 ------------
            AUTO COMPONENTS -- 1.7%
       504  Lear Corp.                                 56,030
       582  Visteon Corp.                              46,321
                                                 ------------
                                                      102,351
                                                 ------------
            BANKS -- 1.7%
     1,680  JPMorgan Chase & Co.                       99,490
                                                 ------------
            BIOTECHNOLOGY -- 4.6%
       849  Amgen, Inc. (a)                           127,290
       126  Biogen, Inc. (b)                           32,800
     1,102  Gilead Sciences, Inc.                     101,230
       118  United Therapeutics Corp. (b)              13,149
                                                 ------------
                                                      274,469
                                                 ------------
            CAPITAL MARKETS -- 2.7%
       465  BlackRock, Inc. (a)                       158,365
                                                 ------------
            CHEMICALS -- 1.8%
       213  Albemarle Corp.                            13,617
     1,812  Dow Chemical Co.                           92,158
                                                 ------------
                                                      105,775
                                                 ------------
            COMMERCIAL SERVICES & SUPPLIES
               -- 0.3%
       313  Deluxe Corp.                               19,559
                                                 ------------
            COMMUNICATIONS EQUIPMENT
               -- 2.3%
     4,741  Cisco Systems, Inc. (a)                   134,976
                                                 ------------
            CONSTRUCTION & ENGINEERING
               -- 0.4%
       553  EMCOR Group, Inc.                          26,876
                                                 ------------
            CONTAINERS & PACKAGING -- 2.2%
       796  Bemis Co., Inc.                            41,217
     1,870  Sonoco Products Co.                        90,826
                                                 ------------
                                                      132,043
                                                 ------------


SHARES      DESCRIPTION                             VALUE
----------  -----------------------------------  ------------
            DIVERSIFIED TELECOMMUNICATION
               SERVICES -- 5.0%
     3,798  AT&T, Inc. (a)                       $    148,768
     2,776  Verizon Communications, Inc. (a)          150,126
                                                 ------------
                                                      298,894
                                                 ------------
            ELECTRIC UTILITIES -- 2.8%
     1,879  Duke Energy Corp.                         151,598
        98  NextEra Energy, Inc.                       11,597
                                                 ------------
                                                      163,195
                                                 ------------
            ELECTRONIC EQUIPMENT,
               INSTRUMENTS & COMPONENTS
               -- 0.9%
       660  Arrow Electronics, Inc. (b)                42,511
       122  SYNNEX Corp.                               11,296
                                                 ------------
                                                       53,807
                                                 ------------
            ENERGY EQUIPMENT & SERVICES
               -- 0.2%
       157  Schlumberger Ltd.                          11,579
                                                 ------------
            FOOD & STAPLES RETAILING -- 4.5%
     1,190  CVS Health Corp.                          123,438
     2,114  Wal-Mart Stores, Inc. (a)                 144,788
                                                 ------------
                                                      268,226
                                                 ------------
            FOOD PRODUCTS -- 1.4%
       323  Ingredion, Inc.                            34,493
     1,851  Pilgrim's Pride Corp. (b)                  47,016
                                                 ------------
                                                       81,509
                                                 ------------
            GAS UTILITIES -- 1.5%
       379  Atmos Energy Corp.                         28,145
       334  ONE Gas, Inc.                              20,407
       939  UGI Corp.                                  37,832
                                                 ------------
                                                       86,384
                                                 ------------
            HEALTH CARE PROVIDERS & SERVICES
               -- 3.6%
       199  Centene Corp. (b)                          12,253
       452  Express Scripts Holding Co. (b)            31,048
       899  UnitedHealth Group, Inc.                  115,881
       571  WellCare Health Plans, Inc. (b)            52,960
                                                 ------------
                                                      212,142
                                                 ------------
            HOTELS, RESTAURANTS & LEISURE
               -- 3.0%
     1,605  Brinker International, Inc.                73,750
       279  Las Vegas Sands Corp.                      14,419
       551  McDonald's Corp.                           69,249
        99  Panera Bread Co. (b)                       20,278
                                                 ------------
                                                      177,696
                                                 ------------
            HOUSEHOLD DURABLES -- 1.1%
        38  NVR, Inc. (b)                              65,831
                                                 ------------
            HOUSEHOLD PRODUCTS -- 0.9%
       626  Procter & Gamble (The) Co.                 51,526
                                                 ------------


                        See Notes to Financial Statements                Page 45

FIRST TRUST LOW BETA INCOME ETF (FTLB)

MARCH 31, 2016 (UNAUDITED)

SHARES      DESCRIPTION                             VALUE
----------  -----------------------------------  ------------
COMMON STOCKS (CONTINUED)
            INDUSTRIAL CONGLOMERATES -- 3.0%
       205  Carlisle Cos., Inc.                  $     20,397
     4,905  General Electric Co. (a)                  155,930
                                                 ------------
                                                      176,327
                                                 ------------
            INTERNET SOFTWARE & SERVICES
               -- 2.3%
       175  Alphabet, Inc. (a) (b)                    133,507

                                                 ------------
            IT SERVICES -- 1.4%
       195  Amdocs Ltd.                                11,782

       453  International Business Machines
               Corp.                                   68,607
                                                 ------------
                                                       80,389
                                                 ------------
            MACHINERY -- 2.1%
     1,260  AGCO Corp.                                 62,622
       543  Crane Co.                                  29,246
       738  Manitowoc (The) Co., Inc.                   3,196
       166  Toro (The) Co. 14,296

       801  Trinity Industries, Inc.                   14,666
                                                 ------------
                                                      124,026
                                                 ------------
            MEDIA -- 0.2%
       172  Time Warner, Inc.                          12,479

                                                 ------------
            METALS & MINING -- 2.2%
     1,862  Reliance Steel & Aluminum Co.             128,832
                                                 ------------
            MULTI-UTILITIES -- 1.0%
       741  Black Hills Corp.                          44,556
       285  Vectren Corp.                              14,410
                                                 ------------
                                                       58,966
                                                 ------------
            MULTILINE RETAIL -- 2.0%
     1,422  Target Corp.                              117,002
                                                 ------------
            OIL, GAS & CONSUMABLE FUELS
               -- 2.7%
     1,739  Exxon Mobil Corp. (a)                     145,363
       243  World Fuel Services Corp.                  11,805
                                                 ------------
                                                      157,168
                                                 ------------
            PERSONAL PRODUCTS -- 0.3%
       247  Herbalife Ltd. (b)                         15,205
                                                 ------------
            PHARMACEUTICALS -- 5.0%
     1,350  Johnson & Johnson (a)                     146,070
     1,761  Merck & Co., Inc. (a)                      93,174
     1,929  Pfizer, Inc.                               57,176
                                                 ------------
                                                      296,420
                                                 ------------
            ROAD & RAIL -- 0.5%
       363  Union Pacific Corp.                        28,877
                                                 ------------


SHARES      DESCRIPTION                             VALUE
----------  -----------------------------------  ------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 4.1%
     4,329  Intel Corp. (a)                      $    140,043
       633  QUALCOMM, Inc.                             32,372
       616  Teradyne, Inc.                             13,299
     1,019  Texas Instruments, Inc.                    58,511
                                                 ------------
                                                      244,225
                                                 ------------
            SOFTWARE -- 0.4%
       745  Aspen Technology, Inc. (b)                 26,917
                                                 ------------
            SPECIALTY RETAIL -- 7.7%
     1,174  American Eagle Outfitters, Inc.            19,570
       615  Burlington Stores, Inc. (b)                34,588
       752  CST Brands, Inc.                           28,794
     1,549  DSW, Inc., Class A                         42,814
       867  Foot Locker, Inc.                          55,921
       298  Home Depot (The), Inc. (a)                 39,762
     1,876  Michaels (The) Cos., Inc. (b)              52,472
       566  Murphy USA, Inc. (b)                       34,781
     2,839  Sally Beauty Holdings, Inc. (b)            91,927
       739  TJX (The) Cos., Inc.                       57,901
                                                 ------------
                                                      458,530
                                                 ------------
            TECHNOLOGY HARDWARE, STORAGE &
              PERIPHERALS -- 4.6%
     2,508  Apple, Inc. (a)                           273,347
                                                 ------------
            TOBACCO -- 4.1%
     1,742  Altria Group, Inc. (a)                    109,154
     1,366  Philip Morris International, Inc.         134,018
                                                 ------------
                                                      243,172
                                                 ------------
            TRADING COMPANIES &
               DISTRIBUTORS -- 1.5%
     1,132  MSC Industrial Direct Co., Inc.            86,383
                                                 ------------
            WATER UTILITIES -- 0.2%
       219  American Water Works Co., Inc.             15,096
                                                 ------------
            WIRELESS TELECOMMUNICATION
               SERVICES -- 0.3%
       512  T-Mobile US, Inc. (b)                      19,610
                                                 ------------
            TOTAL COMMON STOCKS                     5,729,135
            (Cost $5,460,843)                    ------------

REAL ESTATE INVESTMENT TRUSTS -- 2.9%

     4,906  Corrections Corp. of America (a)          157,238
       699  Four Corners Property Trust, Inc.          12,547
                                                 ------------
            TOTAL REAL ESTATE
               INVESTMENT TRUSTS                      169,785
            (Cost $152,176)                      ------------


Page 46                 See Notes to Financial Statements

FIRST TRUST LOW BETA INCOME ETF (FTLB)

MARCH 31, 2016 (UNAUDITED)

NUMBER OF
CONTRACTS   DESCRIPTION                             VALUE
----------  -----------------------------------  ------------
OPTIONS PURCHASED -- 0.4%
            CBOE Volatility Index Call
        17  @ $22.00 due April 2016              $        510
                                                 ------------
            S&P 500 Index Puts
         3  @  1900.00 due May 2016                     2,610
         6  @  1875.00 due June 2016                    9,120
         3  @  1875.00 due September 2016              11,820
                                                 ------------
                                                       23,550
                                                 ------------
            TOTAL OPTIONS PURCHASED                    24,060
            (Cost $101,023)                      ------------

            TOTAL INVESTMENTS -- 100.1%             5,922,980
            (Cost $5,714,042) (c)                ------------

OPTIONS WRITTEN -- (3.3%)
            S&P 500 Index Calls
         4  @  1950.00 due April 2016                 (44,544)
         5  @  2000.00 due April 2016                 (31,700)
         2  @  2025.00 due April 2016                  (8,540)
         2  @  2050.00 due April 2016                  (4,850)
         2  @  1925.00 due May 2016                   (27,880)
         4  @  1950.00 due May 2016                   (49,640)
         2  @  1975.00 due June 2016                  (22,408)
                                                 ------------
                                                     (189,562)
                                                 ------------
            S&P 500 Index Puts
         2  @  1800.00 due May 2016                      (720)
         3  @  1725.00 due June 2016                   (1,680)
         2  @  1775.00 due September 2016              (5,320)
                                                 ------------
                                                       (7,720)
                                                 ------------
            TOTAL OPTIONS WRITTEN                    (197,282)
            (Premiums Received $133,535)         ------------

            NET OTHER ASSETS AND
               LIABILITIES -- 3.2%                    190,908
                                                 ------------
            NET ASSETS -- 100.0%                 $  5,916,606
                                                 ============


(a) All or a portion of this security is pledged to cover index options written.

(b) Non-income producing security.

(c) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of March 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $367,674 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $158,736.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of March 31, 2016 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                 ASSETS TABLE

                                                        LEVEL 2      LEVEL 3
                             TOTAL        LEVEL 1     SIGNIFICANT  SIGNIFICANT
                            VALUE AT       QUOTED     OBSERVABLE   UNOBSERVABLE
INVESTMENTS                3/31/2016       PRICES       INPUTS        INPUTS
-------------------------------------------------------------------------------
Common Stocks*            $  5,729,135  $  5,729,135  $        --  $         --
Real Estate
   Investment Trusts           169,785       169,785           --            --
Options Purchased               24,060        24,060           --            --
                          -----------------------------------------------------
Total Investments         $  5,922,980  $  5,922,980  $        --  $         --
                          =====================================================

                               LIABILITIES TABLE

                                                        LEVEL 2      LEVEL 3
                             TOTAL        LEVEL 1     SIGNIFICANT  SIGNIFICANT
                            VALUE AT       QUOTED     OBSERVABLE   UNOBSERVABLE
INVESTMENTS                3/31/2016       PRICES       INPUTS        INPUTS
-------------------------------------------------------------------------------
Options Written           $   (197,282) $   (197,282) $        --  $         --
                          =====================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels are assumed to be transferred on the last day of the period at their current value. There were no transfers between the Levels at March 31, 2016.


                        See Notes to Financial Statements                Page 47

FIRST TRUST NASDAQ RISING DIVIDEND ACHIEVERS ETF (RDVY)

PORTFOLIO OF INVESTMENTS
MARCH 31, 2016 (UNAUDITED)

SHARES      DESCRIPTION                             VALUE
----------  -----------------------------------  ------------
COMMON STOCKS -- 100.0%
            AEROSPACE & DEFENSE -- 7.8%
     3,426  Boeing (The) Co.                     $    434,896
     3,388  General Dynamics Corp.                    445,081
     3,307  Huntington Ingalls Industries, Inc.       452,861
     3,687  Raytheon Co.                              452,137
                                                 ------------
                                                    1,784,975
                                                 ------------
            AIRLINES -- 4.0%
     5,588  Alaska Air Group, Inc.                    458,328
    10,313  Southwest Airlines Co.                    462,022
                                                 ------------
                                                      920,350
                                                 ------------
            BANKS -- 7.8%
    33,209  Bank of America Corp.                     448,985
     7,577  JPMorgan Chase & Co.                      448,710
     5,326  PNC Financial Services Group, Inc.        450,420
     9,080  Wells Fargo & Co.                         439,109
                                                 ------------
                                                    1,787,224
                                                 ------------
            BIOTECHNOLOGY -- 4.1%
     3,154  Amgen, Inc.                               472,879
     5,084  Gilead Sciences, Inc.                     467,017
                                                 ------------
                                                      939,896
                                                 ------------
            CAPITAL MARKETS -- 5.9%
     4,863  Ameriprise Financial, Inc.                457,171
    17,462  Morgan Stanley                            436,725
     7,772  State Street Corp.                        454,817
                                                 ------------
                                                    1,348,713
                                                 ------------
            CHEMICALS -- 1.9%
     9,491  Westlake Chemical Corp.                   439,433
                                                 ------------
            COMMUNICATIONS EQUIPMENT
               -- 8.1%
    43,771  Brocade Communications
               Systems, Inc.                          463,097
    16,199  Cisco Systems, Inc.                       461,186
    17,389  Juniper Networks, Inc.                    443,593
     6,322  Motorola Solutions, Inc.                  478,576
                                                 ------------
                                                    1,846,452
                                                 ------------
            ELECTRICAL EQUIPMENT -- 2.0%
     4,043  Rockwell Automation, Inc.                 459,891
                                                 ------------
            ELECTRONIC EQUIPMENT,
               INSTRUMENTS & COMPONENTS
               -- 2.0%
     7,374  TE Connectivity, Ltd.                     456,598
                                                 ------------
            FOOD PRODUCTS -- 1.9%
    12,054  Archer-Daniels-Midland Co.                437,681
                                                 ------------
            HEALTH CARE PROVIDERS & SERVICES
               -- 4.0%
     4,075  Aetna, Inc.                               457,826
     3,215  Anthem, Inc.                              446,853
                                                 ------------
                                                      904,679
                                                 ------------


SHARES      DESCRIPTION                             VALUE
----------  -----------------------------------  ------------
            INSURANCE -- 15.8%
     3,747  Chubb, Ltd.                          $    446,455
     2,399  Everest Re Group, Ltd.                    473,635
     9,996  Hartford Financial Services (The)
               Group, Inc.                            460,616
    11,013  Lincoln National Corp.                    431,710
    10,260  MetLife, Inc.                             450,824
    11,077  Principal Financial Group, Inc.           436,988
     6,124  Prudential Financial, Inc.                442,275
     3,964  Travelers Cos., Inc.                      462,638
                                                 ------------
                                                    3,605,141
                                                 ------------
            IT SERVICES -- 4.3%
     4,258  Accenture PLC, Class A                    491,373
    14,596  Computer Sciences Corp.                   501,957
                                                 ------------
                                                      993,330
                                                 ------------
            MEDIA -- 2.1%
     5,667  Omnicom Group, Inc.                       471,664
                                                 ------------
            OIL, GAS & CONSUMABLE FUELS
               -- 2.0%
     7,043  Valero Energy Corp.                       451,738
                                                 ------------
            PHARMACEUTICALS -- 2.0%
     4,269  Johnson & Johnson                         461,906
                                                 ------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 10.2%
    22,397  Applied Materials, Inc.                   474,368
    14,042  Intel Corp.                               454,259
     5,778  Lam Research Corp.                        477,263
     5,958  Skyworks Solutions, Inc.                  464,128
     8,038  Texas Instruments, Inc.                   461,542
                                                 ------------
                                                    2,331,560
                                                 ------------
            SPECIALTY RETAIL -- 8.0%
    14,112  Best Buy Co., Inc.                        457,793
    14,885  GameStop Corp.                            472,301
    15,101  Gap, Inc.                                 443,970
     5,889  TJX (The) Cos., Inc.                      461,403
                                                 ------------
                                                    1,835,467
                                                 ------------
            TECHNOLOGY HARDWARE, STORAGE &
               PERIPHERALS -- 4.1%
     4,333  Apple, Inc.                               472,254
    37,677  HP, Inc.                                  464,180
                                                 ------------
                                                      936,434
                                                 ------------
            TEXTILES, APPAREL & LUXURY GOODS
               -- 2.0%
     6,901  VF Corp.                                  446,909
                                                 ------------
            TOTAL INVESTMENTS - 100.0%             22,860,041
            (Cost $23,550,211) (a)
            NET OTHER ASSETS AND
               LIABILITIES - 0.0%                       6,287
                                                 ------------
            NET ASSETS - 100.0%                  $ 22,866,328
                                                 ============


Page 48                 See Notes to Financial Statements

FIRST TRUST NASDAQ RISING DIVIDEND ACHIEVERS ETF (RDVY)

MARCH 31, 2016 (UNAUDITED)


(a) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of March 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $516,377 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,206,547.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of March 31, 2016 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                                        LEVEL 2      LEVEL 3
                             TOTAL        LEVEL 1     SIGNIFICANT  SIGNIFICANT
                            VALUE AT       QUOTED     OBSERVABLE   UNOBSERVABLE
INVESTMENTS                3/31/2016       PRICES       INPUTS        INPUTS
-------------------------------------------------------------------------------
Common Stocks*            $ 22,860,041  $ 22,860,041  $       --   $         --
                          =====================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at March 31, 2016.


                        See Notes to Financial Statements                Page 49

FIRST TRUST DORSEY WRIGHT FOCUS 5 ETF (FV)

PORTFOLIO OF INVESTMENTS
MARCH 31, 2016 (UNAUDITED)

SHARES      DESCRIPTION                              VALUE
----------  -----------------------------------  --------------
EXCHANGE-TRADED FUNDS -- 99.9%
            CAPITAL MARKETS* -- 99.9%
19,528,314  First Trust Consumer
               Discretionary AlphaDEX(R)
               Fund                              $  687,006,086
14,809,406  First Trust Consumer Staples
               AlphaDEX(R) Fund                     683,009,805
10,036,837  First Trust Dow Jones Internet
               Index Fund (a)                       685,415,599
46,699,831  First Trust Energy AlphaDEX(R)
               Fund                                 659,401,614
26,694,353  First Trust Utilities AlphaDEX(R)
               Fund                                 693,519,291
                                                 --------------
            TOTAL INVESTMENTS -- 99.9%            3,408,352,395
            (Cost $3,334,012,003) (b)
            NET OTHER ASSETS AND
               LIABILITIES -- 0.1%                    5,116,914
                                                 --------------
            NET ASSETS -- 100.0%                 $3,413,469,309
                                                 ==============


(a)   Non-income producing security.

(b) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of March 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $93,822,933 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $19,482,541.

* Represents investments in affiliated funds.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of March 31, 2016 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                                        LEVEL 2      LEVEL 3
                          TOTAL          LEVEL 1      SIGNIFICANT  SIGNIFICANT
                         VALUE AT         QUOTED      OBSERVABLE   UNOBSERVABLE
INVESTMENTS             3/31/2016         PRICES        INPUTS        INPUTS
-------------------------------------------------------------------------------
Exchange-Traded
   Funds**            $3,408,352,395  $3,408,352,395  $        --  $         --
                      =========================================================

** See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at March 31, 2016.



Page 50                 See Notes to Financial Statements

FIRST TRUST RBA AMERICAN INDUSTRIAL RENAISSANCE(R) ETF (AIRR)

PORTFOLIO OF INVESTMENTS
MARCH 31, 2016 (UNAUDITED)

SHARES      DESCRIPTION                             VALUE
----------  -----------------------------------  ------------
COMMON STOCKS -- 100.0%
            BANKS -- 4.3%
     7,114  Associated Banc-Corp.                $    127,625
     4,321  Bryn Mawr Bank Corp.                      111,179
     3,846  Chemical Financial Corp.                  137,264
    14,441  First Commonwealth Financial
               Corp.                                  127,947
     7,383  First Financial Bancorp                   134,223
     5,266  First Merchants Corp.                     124,120
     7,203  First Midwest Bancorp, Inc.               129,798
    10,093  FNB Corp.                                 131,310
    12,218  Huntington Bancshares, Inc.               116,560
     9,964  Old National Bancorp                      121,461
                                                 ------------
                                                    1,261,487
                                                 ------------
            COMMERCIAL SERVICES & SUPPLIES
               -- 12.1%
    56,693  Covanta Holding Corp.                     955,844
    31,370  Heritage-Crystal Clean, Inc. (a)          311,818
    35,337  Tetra Tech, Inc.                        1,053,749
    26,781  US Ecology, Inc.                        1,182,649
                                                 ------------
                                                    3,504,060
                                                 ------------
            CONSTRUCTION & ENGINEERING
               -- 30.4%
    29,135  Comfort Systems USA, Inc.                 925,619
    11,555  Dycom Industries, Inc. (a)                747,262
    18,602  EMCOR Group, Inc.                         904,057
    22,158  Granite Construction, Inc.              1,059,153
    54,018  MasTec, Inc. (a)                        1,093,324
    43,643  MYR Group, Inc. (a)                     1,095,876
    42,534  Primoris Services Corp.                 1,033,576
    47,595  Quanta Services, Inc. (a)               1,073,743
    56,154  Tutor Perini Corp. (a)                    872,633
                                                 ------------
                                                    8,805,243
                                                 ------------
            ELECTRICAL EQUIPMENT -- 20.5%
     3,940  Acuity Brands, Inc.                       859,472
    16,415  AZZ, Inc.                                 929,089
    23,651  Encore Wire Corp.                         920,734
    27,096  Generac Holdings, Inc. (a)              1,009,055
     9,111  Hubbell, Inc.                             965,128
    67,222  PowerSecure International,
               Inc. (a)                             1,256,379
                                                 ------------
                                                    5,939,857
                                                 ------------
            MACHINERY -- 32.7%
    19,260  American Railcar Industries, Inc.         784,460
    46,878  Douglas Dynamics, Inc.                  1,073,975
    45,523  FreightCar America, Inc.                  709,248
    42,216  Global Brass & Copper Holdings,
               Inc.                                 1,053,289
    34,451  Greenbrier Cos (The), Inc.                952,226
   104,324  Mueller Water Products, Inc.,
               Class A                              1,030,721
    24,622  Oshkosh Corp                            1,006,301
    13,479  RBC Bearings, Inc. (a)                    987,471
    47,232  TriMas Corp. (a)                          827,505


SHARES      DESCRIPTION                             VALUE
----------  -----------------------------------  ------------
            MACHINERY (CONTINUED)
    79,755  Wabash National Corp. (a)            $  1,052,766
                                                 ------------
                                                    9,477,962
                                                 ------------
            TOTAL INVESTMENTS -- 100.0%            28,988,609
            (Cost $29,164,618) (b)
            NET OTHER ASSETS AND
               LIABILITIES -- 0.0%                      9,028
                                                 ------------
            NET ASSETS -- 100.0%                 $ 28,997,637
                                                 ============


(a)   Non-income producing security.

(b) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of March 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $3,623,324 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $3,799,333.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of March 31, 2016 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                                        LEVEL 2      LEVEL 3
                             TOTAL        LEVEL 1     SIGNIFICANT  SIGNIFICANT
                            VALUE AT       QUOTED     OBSERVABLE   UNOBSERVABLE
INVESTMENTS                3/31/2016       PRICES       INPUTS        INPUTS
-------------------------------------------------------------------------------
Common Stocks*            $ 28,988,609  $ 28,988,609  $        --  $         --
                          =====================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at March 31, 2016.


                        See Notes to Financial Statements                Page 51

FIRST TRUST RBA QUALITY INCOME ETF (QINC)

PORTFOLIO OF INVESTMENTS
MARCH 31, 2016 (UNAUDITED)

SHARES      DESCRIPTION                             VALUE
----------  -----------------------------------  ------------
COMMON STOCKS -- 89.4%
            AIR FREIGHT & LOGISTICS -- 2.1%
     2,721  CH Robinson Worldwide, Inc.          $    201,980
                                                 ------------
            BANKS -- 11.9%
     2,893  Bank of Hawaii Corp.                      197,534
     1,471  City Holding Co.                           70,284
     4,531  Community Bank System, Inc.               173,130
     3,243  Cullen/Frost Bankers, Inc.                178,722
     9,904  FirstMerit Corp.                          208,479
     3,801  NBT Bancorp, Inc.                         102,437
       812  Tompkins Financial Corp.                   51,968
     4,931  United Bankshares, Inc.                   180,968
                                                 ------------
                                                    1,163,522
                                                 ------------
            CAPITAL MARKETS -- 5.7%
     6,481  Federated Investors, Inc., Class B        186,977
     5,750  Invesco Ltd.                              176,927
     2,569  T Rowe Price Group, Inc.                  188,719
                                                 ------------
                                                      552,623
                                                 ------------
            COMMERCIAL SERVICES & SUPPLIES
               -- 1.3%
     2,730  MSA Safety, Inc.                          131,996
                                                 ------------
            COMMUNICATIONS EQUIPMENT
               -- 2.0%
     6,760  Cisco Systems, Inc.                       192,457
                                                 ------------
            CONTAINERS & PACKAGING -- 2.2%
     4,413  Sonoco Products Co.                       214,339
                                                 ------------
            DISTRIBUTORS -- 2.2%
     2,152  Genuine Parts Co.                         213,823
                                                 ------------
            DIVERSIFIED CONSUMER SERVICES
               -- 1.0%
     1,938  Capella Education Co.                     102,016
                                                 ------------
            DIVERSIFIED TELECOMMUNICATION
               SERVICES -- 2.2%
     6,464  TELUS Corp.                               210,274
                                                 ------------
            ELECTRIC UTILITIES -- 7.9%
     3,352  Eversource Energy                         195,556
     2,545  IDACORP, Inc.                             189,831
     1,626  NextEra Energy, Inc.                      192,421
     3,689  Southern (The) Co.                        190,832
                                                 ------------
                                                      768,640
                                                 ------------
            ELECTRICAL EQUIPMENT -- 4.1%
     9,668  ABB Ltd., ADR                             187,753
     3,874  Emerson Electric Co.                      210,668
                                                 ------------
                                                      398,421
                                                 ------------
            FOOD & STAPLES RETAILING -- 0.6%
     1,352  Weis Markets, Inc.                         60,921
                                                 ------------
            GAS UTILITIES -- 3.3%
     1,601  Atmos Energy Corp.                        118,890
     2,944  Laclede Group, Inc.                       199,456
                                                 ------------
                                                      318,346
                                                 ------------


SHARES      DESCRIPTION                             VALUE
----------  -----------------------------------  ------------
            HEALTH CARE EQUIPMENT &
               SUPPLIES -- 1.1%
     5,272  Meridian Bioscience, Inc.            $    108,656
                                                 ------------
            HEALTH CARE PROVIDERS & SERVICES
               -- 2.1%
     5,015  Owens & Minor, Inc.                       202,706
                                                 ------------
            HOTELS, RESTAURANTS & LEISURE
               -- 2.2%
     1,393  Cracker Barrel Old Country
               Store, Inc.                            212,669
                                                 ------------
            HOUSEHOLD DURABLES -- 2.1%
     5,169  Garmin Ltd.                               206,553
                                                 ------------
            INDUSTRIAL CONGLOMERATES -- 2.1%
     1,217  3M Co.                                    202,789
                                                 ------------
            INSURANCE -- 1.7%
     4,318  Principal Financial Group, Inc.           170,345
                                                 ------------
            INTERNET & CATALOG RETAIL -- 0.5%
     2,910  PetMed Express, Inc.                       52,118
                                                 ------------
            LEISURE PRODUCTS -- 2.0%
     2,419  Hasbro, Inc.                              193,762
                                                 ------------
            METALS & MINING -- 2.2%
     3,156  Reliance Steel & Aluminum Co.             218,364
                                                 ------------
            MULTI-UTILITIES -- 12.4%
     2,153  DTE Energy Co.                            195,191
     3,203  NorthWestern Corp.                        197,785
     4,439  Public Service Enterprise Group,
               Inc.                                   209,255
     2,827  SCANA Corp.                               198,314
     1,927  Sempra Energy                             200,504
     4,134  Vectren Corp.                             209,015
                                                 ------------
                                                    1,210,064
                                                 ------------
            MULTILINE RETAIL -- 2.0%
     2,335  Target Corp.                              192,124
                                                 ------------
            PHARMACEUTICALS -- 1.7%
     4,232  Sanofi, ADR                               169,957
                                                 ------------
            ROAD & RAIL -- 3.7%
     7,230  CSX Corp.                                 186,172
     2,247  Union Pacific Corp.                       178,749
                                                 ------------
                                                      364,921
                                                 ------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 2.0%
     4,337  Linear Technology Corp.                   193,257
                                                 ------------
            SPECIALTY RETAIL -- 1.1%
     2,712  Cato Corp.                                104,548
                                                 ------------
            TOBACCO -- 1.8%
     3,550  Reynolds American, Inc.                   178,600
                                                 ------------
            TRADING COMPANIES &
               DISTRIBUTORS -- 2.2%
     4,346  Fastenal Co.                              212,954
                                                 ------------
            TOTAL COMMON STOCKS                     8,723,745
            (Cost $8,154,700)                    ------------


Page 52                 See Notes to Financial Statements

FIRST TRUST RBA QUALITY INCOME ETF (QINC)

MARCH 31, 2016 (UNAUDITED)

SHARES      DESCRIPTION                             VALUE
----------  -----------------------------------  ------------
REAL ESTATE INVESTMENT TRUSTS -- 10.5%
     7,368  Franklin Street Properties Corp.     $     78,174
     3,726  LTC Properties, Inc.                      168,564
     2,821  National Health Investors, Inc.           187,653
     4,314  National Retail Properties, Inc.          199,307
     3,268  Realty Income Corp.                       204,283
     1,561  Sovran Self Storage, Inc.                 184,120
                                                 ------------
            TOTAL REAL ESTATE
               INVESTMENT TRUSTS                    1,022,101
            (Cost $895,274)                      ------------

            TOTAL INVESTMENTS -- 99.9%              9,745,846
            (Cost $9,049,974) (a)
            NET OTHER ASSETS AND
               LIABILITIES -- 0.1%                      8,300
                                                 ------------
            NET ASSETS -- 100.0%                 $  9,754,146
                                                 ============


(a) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of March 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $897,858 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $201,986.

ADR   American Depositary Receipt

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of March 31, 2016 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):


                                                        LEVEL 2      LEVEL 3
                             TOTAL        LEVEL 1     SIGNIFICANT  SIGNIFICANT
                            VALUE AT       QUOTED     OBSERVABLE   UNOBSERVABLE
INVESTMENTS                3/31/2016       PRICES       INPUTS        INPUTS
-------------------------------------------------------------------------------
Common Stocks*            $  8,723,745  $  8,723,745  $        --  $         --
Real Estate
   Investment Trusts         1,022,101     1,022,101           --            --
                          -----------------------------------------------------
Total Investments         $  9,745,846  $  9,745,846  $        --  $         --
                          =====================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at March 31, 2016.


                        See Notes to Financial Statements                Page 53

FIRST TRUST DORSEY WRIGHT INTERNATIONAL FOCUS 5 ETF (IFV)

PORTFOLIO OF INVESTMENTS
MARCH 31, 2016 (UNAUDITED)

SHARES      DESCRIPTION                             VALUE
----------  -----------------------------------  ------------
EXCHANGE-TRADED FUNDS -- 99.9%
            CAPITAL MARKETS* -- 99.9%
 2,844,477  First Trust Germany AlphaDEX(R)
               Fund                              $104,107,858
 3,698,889  First Trust ISE Chindia Index
               Fund                               100,720,748
 2,111,647  First Trust Japan AlphaDEX(R)
               Fund                                95,826,541
 2,559,945  First Trust Switzerland
               AlphaDEX(R) Fund                   102,423,399
 2,614,130  First Trust United Kingdom
               AlphaDEX(R) Fund                    98,304,359
                                                 ------------
            TOTAL INVESTMENTS -- 99.9%            501,382,905
            (Cost $547,765,288) (a)
            NET OTHER ASSETS AND
               LIABILITIES -- 0.1%                    610,988
                                                 ------------
            NET ASSETS -- 100.0%                 $501,993,893
                                                 ============


(a) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of March 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $570,145 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $46,952,528.

* Represents investments in affiliated funds.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of March 31, 2016 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                                        LEVEL 2      LEVEL 3
                             TOTAL        LEVEL 1     SIGNIFICANT  SIGNIFICANT
                            VALUE AT       QUOTED     OBSERVABLE   UNOBSERVABLE
INVESTMENTS                3/31/2016       PRICES       INPUTS        INPUTS
-------------------------------------------------------------------------------
Exchange-Traded
   Funds**                $501,382,905  $501,382,905  $        --  $         --
                          =====================================================

** See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at March 31, 2016.


Page 54                 See Notes to Financial Statements

FIRST TRUST DORSEY WRIGHT DYNAMIC FOCUS 5 ETF (FVC)

PORTFOLIO OF INVESTMENTS
MARCH 31, 2016 (UNAUDITED)

  SHARES                                         DESCRIPTION                                            VALUE
----------  --------------------------------------------------------------------------------------  -------------
EXCHANGE-TRADED FUNDS -- 60.2%
            CAPITAL MARKETS* -- 60.2%
    17,411  First Trust Consumer Discretionary AlphaDEX(R) Fund...................................  $     612,519
    13,205  First Trust Consumer Staples AlphaDEX(R) Fund.........................................        609,015
     8,950  First Trust Dow Jones Internet Index Fund (a).........................................        611,196
    41,645  First Trust Energy AlphaDEX(R) Fund...................................................        588,027
    23,800  First Trust Utilities AlphaDEX(R) Fund................................................        618,324
                                                                                                    -------------
            TOTAL EXCHANGE-TRADED FUNDS...........................................................      3,039,081
            (Cost $3,020,938)                                                                       -------------


PRINCIPAL                                                                       STATED    STATED
  VALUE                                DESCRIPTION                              COUPON   MATURITY       VALUE
----------  ------------------------------------------------------------------  ------  ----------  -------------
U.S. TREASURY BILLS -- 39.2%
$  220,000  U.S. Treasury Bill................................................   (b)     04/28/16         219,973
   220,000  U.S. Treasury Bill................................................   (b)     05/05/16         219,982
   220,000  U.S. Treasury Bill................................................   (b)     05/12/16         219,978
   220,000  U.S. Treasury Bill................................................   (b)     05/19/16         219,963
   220,000  U.S. Treasury Bill................................................   (b)     05/26/16         219,958
   220,000  U.S. Treasury Bill................................................   (b)     06/02/16         219,943
   220,000  U.S. Treasury Bill................................................   (b)     06/09/16         219,928
   220,000  U.S. Treasury Bill................................................   (b)     06/16/16         219,914
   220,000  U.S. Treasury Bill................................................   (b)     06/23/16         219,897
                                                                                                    -------------
            TOTAL U.S. TREASURY BILLS.............................................................      1,979,536
            (Cost $1,979,309)                                                                       -------------

            TOTAL INVESTMENTS -- 99.4%............................................................      5,018,617
            (Cost $5,000,247) (c)
            NET OTHER ASSETS AND LIABILITIES -- 0.6%..............................................         31,210
                                                                                                    -------------
            NET ASSETS -- 100.0%..................................................................  $   5,049,827
                                                                                                    =============


(a)   Non-income producing security.

(b)   Zero coupon bond.

(c) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of March 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $19,857 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,487.

* Represents investments in affiliated funds.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of March 31, 2016 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                                                                               LEVEL 2         LEVEL 3
                                                                TOTAL          LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                                              VALUE AT         QUOTED        OBSERVABLE     UNOBSERVABLE
INVESTMENTS                                                   3/31/2016        PRICES          INPUTS          INPUTS
---------------------------------------------------------   -------------   -------------   -------------   -------------
Exchange-Traded Funds**..................................   $   3,039,081   $   3,039,081   $          --   $          --
U.S. Treasury Bills......................................       1,979,536              --       1,979,536              --
                                                            -------------   -------------   -------------   -------------
Total Investments........................................   $   5,018,617   $   3,039,081   $   1,979,536   $          --
                                                            =============   =============   =============   =============

** See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at March 31, 2016.


                        See Notes to Financial Statements                Page 55

FIRST TRUST EXCHANGE-TRADED FUND VI

STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2016 (UNAUDITED)

                                                                      FIRST TRUST                              INTERNATIONAL
                                                                        NASDAQ             MULTI-ASSET          MULTI-ASSET
                                                                  TECHNOLOGY DIVIDEND  DIVERSIFIED INCOME   DIVERSIFIED INCOME
                                                                      INDEX FUND           INDEX FUND           INDEX FUND
                                                                        (TDIV)               (MDIV)               (YDIV)
                                                                  -------------------  -------------------  -------------------
ASSETS:
Investments, at value - Unaffiliated...........................     $   491,596,522      $   624,726,061      $    14,300,761
Investments, at value - Affiliated.............................                  --          145,471,756                   --
                                                                    ---------------      ---------------      ---------------
Total investments, at value....................................         491,596,522          770,197,817           14,300,761
Cash...........................................................             326,890            1,297,812               54,760
Foreign currency...............................................                  --                   --               10,877
Receivables:
   Investment securities sold..................................                  --                   --                   --
   Dividends...................................................             764,320            3,580,071               24,720
   Capital shares sold.........................................                  --                   --                   --
   Dividend reclaims...........................................              39,096                   --                7,301
Other assets...................................................                  --                  311                   --
                                                                    ---------------      ---------------      ---------------
   Total Assets................................................         492,726,828          775,076,011           14,398,419
                                                                    ---------------      ---------------      ---------------
LIABILITIES:
Options written, at value .....................................                  --                   --                   --
Due to custodian...............................................                  --                   --                   --
Payables:
   Investment securities purchased.............................                  --                   --                   --
   Investment advisory fees....................................             203,094              309,157                8,266
                                                                    ---------------      ---------------      ---------------
   Total Liabilities...........................................             203,094              309,157                8,266
                                                                    ---------------      ---------------      ---------------
NET ASSETS.....................................................     $   492,523,734      $   774,766,854      $    14,390,153
                                                                    ===============      ===============      ===============
NET ASSETS CONSIST OF:
Paid-in capital................................................     $   500,938,489      $   925,629,728      $    17,523,043
Par value......................................................             183,050              417,000                8,500
Accumulated net investment income (loss).......................             740,192           (5,366,972)              27,071
Accumulated net realized gain (loss) on investments, foreign
   currency transactions and options transactions..............         (19,027,602)        (116,319,393)          (2,854,505)
Net unrealized appreciation (depreciation) on investments,
   foreign currency translation and options....................           9,689,605          (29,593,509)            (313,956)
                                                                    ---------------      ---------------      ---------------
NET ASSETS.....................................................     $   492,523,734      $   774,766,854      $    14,390,153
                                                                    ===============      ===============      ===============
NET ASSET VALUE, per share.....................................     $         26.91      $         18.58      $         16.93
                                                                    ===============      ===============      ===============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)......................          18,305,000           41,700,002              850,002
                                                                    ===============      ===============      ===============
Investments, at cost - Unaffiliated............................     $   481,906,917      $   648,048,481      $    14,614,535
                                                                    ===============      ===============      ===============
Investment, at cost - Affiliated...............................     $            --      $   151,742,845      $            --
                                                                    ===============      ===============      ===============
Total investments, at cost.....................................     $   481,906,917      $   799,791,326      $    14,614,535
                                                                    ===============      ===============      ===============
Foreign currency, at cost (proceeds)...........................     $            --      $            --      $        10,888
                                                                    ===============      ===============      ===============
Premiums received on options written...........................     $            --      $            --      $            --
                                                                    ===============      ===============      ===============


Page 56                 See Notes to Financial Statements

                                                FIRST TRUST                             FIRST TRUST RBA
     FIRST TRUST           FIRST TRUST            NASDAQ             FIRST TRUST           AMERICAN
     HIGH INCOME            LOW BETA          RISING DIVIDEND       DORSEY WRIGHT         INDUSTRIAL
         ETF               INCOME ETF          ACHIEVERS ETF         FOCUS 5 ETF       RENAISSANCE(R) ETF
       (FTHI)                (FTLB)               (RDVY)                (FV)                (AIRR)
   -------------------  -------------------  -------------------  -------------------  -------------------

     $     6,948,068      $     5,922,980      $    22,860,041      $            --      $    28,988,609
                  --                   --                   --        3,408,352,395                   --
     ---------------      ---------------      ---------------      ---------------      ---------------
           6,948,068            5,922,980           22,860,041        3,408,352,395           28,988,609
             219,585              184,738                   --          676,559,072                3,900
                  --                   --                   --                   --                   --

                  --                   --                   --           25,701,232                   --
              11,874               10,841               27,007                   --               22,257
                  --                   --                   --                   --                   --
                  27                   41                   --                   --                   --
                  --                   --                   --                   --                   --
     ---------------      ---------------      ---------------      ---------------      ---------------
           7,179,554            6,118,600           22,887,048        4,110,612,699           29,014,766
     ---------------      ---------------      ---------------      ---------------      ---------------

             206,282              197,282                   --                   --                   --
                  --                   --                9,848                   --                   --

                  --                   --                   --          696,282,525                   --
               4,953                4,712               10,872              860,865               17,129
     ---------------      ---------------      ---------------      ---------------      ---------------
             211,235              201,994               20,720          697,143,390               17,129
     ---------------      ---------------      ---------------      ---------------      ---------------
     $     6,968,319      $     5,916,606      $    22,866,328      $ 3,413,469,309      $    28,997,637
     ===============      ===============      ===============      ===============      ===============

     $     7,031,786      $     6,039,849      $    26,014,354      $ 3,797,930,709      $    43,489,948
               3,500                3,000               11,000            1,578,000               16,500
            (106,702)             (43,092)              43,864            4,445,733               32,689

            (227,041)            (228,342)          (2,512,720)        (464,825,525)         (14,365,491)

             266,776              145,191             (690,170)          74,340,392             (176,009)
     ---------------      ---------------      ---------------      ---------------      ---------------
     $     6,968,319      $     5,916,606      $    22,866,328      $ 3,413,469,309      $    28,997,637
     ===============      ===============      ===============      ===============      ===============
     $         19.91      $         19.72      $         20.79      $         21.63      $         17.57
     ===============      ===============      ===============      ===============      ===============

             350,002              300,002            1,100,002          157,800,002            1,650,002
     ===============      ===============      ===============      ===============      ===============
     $     6,577,267      $     5,714,042      $    23,550,211      $            --      $    29,164,618
     ===============      ===============      ===============      ===============      ===============
     $            --      $            --      $            --      $ 3,334,012,003      $            --
     ===============      ===============      ===============      ===============      ===============
     $     6,577,267      $     5,714,042      $    23,550,211      $ 3,334,012,003      $    29,164,618
     ===============      ===============      ===============      ===============      ===============
     $            --      $            --      $            --      $            --      $            --
     ===============      ===============      ===============      ===============      ===============
     $       102,257      $       133,535      $            --      $            --      $            --
     ===============      ===============      ===============      ===============      ===============


                        See Notes to Financial Statements                Page 57

FIRST TRUST EXCHANGE-TRADED FUND VI

MARCH 31, 2016 (UNAUDITED)

                                                                                           FIRST TRUST          FIRST TRUST
                                                                      FIRST TRUST         DORSEY WRIGHT        DORSEY WRIGHT
                                                                      RBA QUALITY         INTERNATIONAL           DYNAMIC
                                                                      INCOME ETF           FOCUS 5 ETF          FOCUS 5 ETF
                                                                        (QINC)                (IFV)                (FVC)
                                                                  -------------------  -------------------  -------------------
ASSETS:
Investments, at value - Unaffiliated...........................     $     9,745,846      $            --      $     1,979,536
Investments, at value - Affiliated.............................                  --          501,382,905            3,039,081
                                                                    ---------------      ---------------      ---------------
Total investments, at value....................................           9,745,846          501,382,905            5,018,617
Cash...........................................................                  --              735,619               22,878
Foreign currency...............................................                  --                                        --
Receivables:
   Investment securities sold..................................                  --                   --              257,137
   Dividends...................................................              15,850                   --                2,564
   Capital shares sold.........................................           1,083,783                   --                   --
   Dividend reclaims...........................................                 784                   --                   --
Other assets...................................................                  --                   --                   --
                                                                    ---------------      ---------------      ---------------
   Total Assets................................................          10,846,263          502,118,524            5,301,196
                                                                    ---------------      ---------------      ---------------
LIABILITIES:
Options written, at value .....................................                  --                   --                   --
Due to custodian...............................................               4,643                   --                   --
Payables:
   Investment securities purchased.............................           1,082,436                   --              251,114
   Investment advisory fees....................................               5,038              124,631                  255
                                                                    ---------------      ---------------      ---------------
   Total Liabilities...........................................           1,092,117              124,631              251,369
                                                                    ---------------      ---------------      ---------------
NET ASSETS.....................................................     $     9,754,146      $   501,993,893      $     5,049,827
                                                                    ===============      ===============      ===============
NET ASSETS CONSIST OF:
Paid-in capital................................................     $    10,111,773      $   629,548,108      $     5,021,774
Par value......................................................               4,500              293,000                2,500
Accumulated net investment income (loss).......................               9,612              168,396                2,425
Accumulated net realized gain (loss) on investments, foreign
   currency transactions and options transactions..............          (1,067,611)         (81,633,228)               4,758
Net unrealized appreciation (depreciation) on investments,
   foreign currency translation and options....................             695,872          (46,382,383)              18,370
                                                                    ---------------      ---------------      ---------------
NET ASSETS.....................................................     $     9,754,146      $   501,993,893      $     5,049,827
                                                                    ===============      ===============      ===============
NET ASSET VALUE, per share.....................................     $         21.68      $         17.13      $         20.20
                                                                    ===============      ===============      ===============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)......................             450,002           29,300,002              250,002
                                                                    ===============      ===============      ===============
Investments, at cost - Unaffiliated............................     $     9,049,974      $            --      $     1,979,309
                                                                    ===============      ===============      ===============
Investment, at cost - Affiliated...............................     $            --      $   547,765,288      $     3,020,938
                                                                    ===============      ===============      ===============
Total investments, at cost.....................................     $     9,049,974      $   547,765,288      $     5,000,247
                                                                    ===============      ===============      ===============
Foreign currency, at cost (proceeds)...........................     $            --      $            --      $            --
                                                                    ===============      ===============      ===============
Premiums received on options written...........................     $            --      $            --      $            --
                                                                    ===============      ===============      ===============


Page 58                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND VI

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2016 (UNAUDITED)

                                                                      FIRST TRUST                               INTERNATIONAL
                                                                        NASDAQ             MULTI-ASSET           MULTI-ASSET
                                                                  TECHNOLOGY DIVIDEND  DIVERSIFIED INCOME    DIVERSIFIED INCOME
                                                                      INDEX FUND           INDEX FUND            INDEX FUND
                                                                        (TDIV)               (MDIV)                (YDIV)
                                                                  -------------------  -------------------  -------------------
INVESTMENT INCOME:
Dividends - Unaffiliated.......................................     $     8,818,310      $    18,673,366      $       361,364
Dividends - Affiliated.........................................                  --            4,797,975                   --
Interest.......................................................                  --                   --                   --
Foreign tax withholding........................................            (157,932)                  --              (24,931)
Other..........................................................                  --                   11                   65
                                                                    ---------------      ---------------      ---------------
   Total investment income.....................................           8,660,378           23,471,352              336,498
                                                                    ---------------      ---------------      ---------------
EXPENSES:
Investment advisory fees.......................................           1,186,217            2,432,871               50,735
                                                                    ---------------      ---------------      ---------------
   Total expenses..............................................           1,186,217            2,432,871               50,735
                                                                    ---------------      ---------------      ---------------
   Fees waived or expenses reimbursed by
      the investment advisor...................................                  --             (464,262)                  --
                                                                    ---------------      ---------------      ---------------
Net expenses...................................................           1,186,217            1,968,609               50,735
                                                                    ---------------      ---------------      ---------------
NET INVESTMENT INCOME (LOSS)...................................           7,474,161           21,502,743              285,763
                                                                    ---------------      ---------------      ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments - Unaffiliated..................................          (6,424,515)         (32,558,482)            (869,761)
   Investments - Affiliated....................................                  --             (733,371)                  --
   Written option transactions.................................                  --                   --                   --
   In-kind redemptions - Unaffiliated..........................          11,763,034             (533,536)            (173,342)
   In-kind redemptions - Affiliated............................                  --             (410,963)                  --
   Foreign currency transactions...............................                  --                   --               (1,139)
                                                                    ---------------      ---------------      ---------------
Net realized gain (loss).......................................           5,338,519          (34,236,352)          (1,044,242)
                                                                    ---------------      ---------------      ---------------
Net change in unrealized appreciation (depreciation) on:
   Investments - Unaffiliated..................................          44,250,712           46,761,895            1,676,554
   Investments - Affiliated....................................                  --           (1,566,819)                  --
   Written options held........................................                  --                   --                   --
   Foreign currency translation................................                  --                   --                1,568
                                                                    ---------------      ---------------      ---------------
Net change in unrealized appreciation (depreciation)...........          44,250,712           45,195,076            1,678,122
                                                                    ---------------      ---------------      ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................          49,589,231           10,958,724              633,880
                                                                    ---------------      ---------------      ---------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS...................................     $    57,063,392      $    32,461,467      $       919,643
                                                                    ===============      ===============      ===============


                        See Notes to Financial Statements                Page 59

FIRST TRUST EXCHANGE-TRADED FUND VI

FOR THE SIX MONTHS ENDED MARCH 31, 2016 (UNAUDITED)

                                                                                                                FIRST TRUST
                                                                      FIRST TRUST          FIRST TRUST            NASDAQ
                                                                      HIGH INCOME           LOW BETA          RISING DIVIDEND
                                                                          ETF              INCOME ETF          ACHIEVERS ETF
                                                                        (FTHI)               (FTLB)               (RDVY)
                                                                  -------------------  -------------------  -------------------
INVESTMENT INCOME:
Dividends - Unaffiliated.......................................     $        90,861      $        78,152      $       532,425
Dividends - Affiliated.........................................                  --                   --                   --
Interest.......................................................                  88                   84                   18
Foreign tax withholding........................................                (437)                (371)                  --
Other..........................................................                  --                   --                   --
                                                                    ---------------      ---------------      ---------------
   Total investment income.....................................              90,512               77,865              532,443
                                                                    ---------------      ---------------      ---------------
EXPENSES:
Investment advisory fees.......................................              29,213               24,706               78,303
                                                                    ---------------      ---------------      ---------------
   Total expenses..............................................              29,213               24,706               78,303
                                                                    ---------------      ---------------      ---------------
   Fees waived or expenses reimbursed by
      the investment advisor...................................                  --                   --                   --
                                                                    ---------------      ---------------      ---------------
Net expenses...................................................              29,213               24,706               78,303
                                                                    ---------------      ---------------      ---------------
NET INVESTMENT INCOME (LOSS)...................................              61,299               53,159              454,140
                                                                    ---------------      ---------------      ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments - Unaffiliated..................................            (482,928)            (433,400)          (2,021,621)
   Investments - Affiliated....................................                  --                   --                   --
   Written option transactions.................................              96,391               77,181                   --
   In-kind redemptions - Unaffiliated..........................             257,453              243,850             (145,881)
   In-kind redemptions - Affiliated............................                  --                   --                   --
   Foreign currency transactions...............................                  --                   --                   --
                                                                    ---------------      ---------------      ---------------
Net realized gain (loss).......................................            (129,084)            (112,369)          (2,167,502)
                                                                    ---------------      ---------------      ---------------
Net change in unrealized appreciation (depreciation) on:
   Investments - Unaffiliated..................................             686,776              406,198            1,821,752
   Investments - Affiliated....................................                  --                   --                   --
   Written options held........................................            (152,883)             (97,077)                  --
   Foreign currency translation................................                  --                   --                   --
                                                                    ---------------      ---------------      ---------------
Net change in unrealized appreciation (depreciation)...........             533,893              309,021            1,821,752
                                                                    ---------------      ---------------      ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................             404,809              196,652             (345,750)
                                                                    ---------------      ---------------      ---------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS...................................     $       466,108      $       249,811      $       108,390
                                                                    ===============      ===============      ===============


(a) Inception date is March 17, 2016, which is consistent with the commencement of investment operations and is the date the initial creation units were established.


Page 60                 See Notes to Financial Statements

                          FIRST TRUST RBA                             FIRST TRUST          FIRST TRUST
       FIRST TRUST           AMERICAN            FIRST TRUST         DORSEY WRIGHT        DORSEY WRIGHT
      DORSEY WRIGHT         INDUSTRIAL           RBA QUALITY         INTERNATIONAL           DYNAMIC
       FOCUS 5 ETF      RENAISSANCE(R) ETF       INCOME ETF           FOCUS 5 ETF          FOCUS 5 ETF
          (FV)                (AIRR)               (QINC)                (IFV)              (FVC) (a)
   -------------------  -------------------  -------------------  -------------------  -------------------

     $            --      $       220,002      $       161,654      $            --      $            --
          11,879,413                   --                   --            2,385,087                2,604
               6,826                   24                   22                   --                   76
                  --                   --                 (771)                  --                   --
                  --                   --                   13                  107                   --
     ---------------      ---------------      ---------------      ---------------      ---------------
          11,886,239              220,026              160,918           2,385,194                 2,680
     ---------------      ---------------      ---------------      ---------------      ---------------

           6,143,309              128,182               33,295             877,349                   255
     ---------------      ---------------      ---------------      ---------------      ---------------
           6,143,309              128,182               33,295             877,349                   255
     ---------------      ---------------      ---------------      ---------------      ---------------

                  --                   --                   --                   --                   --
     ---------------      ---------------      ---------------      ---------------      ---------------
           6,143,309              128,182               33,295              877,349                  255
     ---------------      ---------------      ---------------      ---------------      ---------------
           5,742,930               91,844              127,623            1,507,845                2,425
     ---------------      ---------------      ---------------      ---------------      ---------------


                  --           (5,727,943)            (937,911)                  --                    7
        (481,975,491)                  --                   --          (57,904,125)               4,751
                  --                   --                   --                   --                   --
                  --              338,929              292,331                   --                   --
          17,150,352                   --                   --          (22,227,484)                  --
                  --                   --                   --                   --                   --
     ---------------      ---------------      ---------------      ---------------      ---------------
        (464,825,139)          (5,389,014)            (645,580)         (80,131,609)               4,758
     ---------------      ---------------      ---------------      ---------------      ---------------

                  --           10,138,129            1,216,523                   --                  227
         316,328,371                   --                   --           74,759,867               18,143
                  --                   --                   --                   --                   --
                  --                   --                   --                   --                   --
     ---------------      ---------------      ---------------      ---------------      ---------------
         316,328,371           10,138,129            1,216,523           74,759,867               18,370
     ---------------      ---------------      ---------------      ---------------      ---------------
        (148,496,768)           4,749,115              570,943           (5,371,742)              23,128
     ---------------      ---------------      ---------------      ---------------      ---------------

     $  (142,753,838)     $     4,840,959      $       698,566      $    (3,863,897)     $        25,553
     ===============      ===============      ===============      ===============      ===============


                        See Notes to Financial Statements                Page 61

FIRST TRUST EXCHANGE-TRADED FUND VI

STATEMENTS OF CHANGES IN NET ASSETS

                                                                     FIRST TRUST                            MULTI-ASSET
                                                                  NASDAQ TECHNOLOGY                     DIVERSIFIED INCOME
                                                                 DIVIDEND INDEX FUND                        INDEX FUND
                                                                       (TDIV)                                 (MDIV)
                                                         -----------------------------------    -----------------------------------
                                                           FOR THE SIX                            FOR THE SIX
                                                           MONTHS ENDED         FOR THE           MONTHS ENDED         FOR THE
                                                            3/31/2016          YEAR ENDED          3/31/2016          YEAR ENDED
                                                           (UNAUDITED)         9/30/2015          (UNAUDITED)         9/30/2015
                                                         ----------------   ----------------    ----------------   ----------------
OPERATIONS:
Net investment income (loss)..........................   $      7,474,161   $     17,425,348    $     21,502,743   $     45,489,773
Net realized gain (loss)..............................          5,338,519         40,869,822         (34,236,352)       (59,423,776)
Net change in unrealized appreciation (depreciation)..         44,250,712       (104,045,421)         45,195,076        (78,826,209)
                                                         ----------------   ----------------    ----------------   ----------------
Net increase (decrease) in net assets resulting from
   operations.........................................         57,063,392        (45,750,251)         32,461,467        (92,760,212)
                                                         ----------------   ----------------    ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.................................         (7,082,968)       (17,128,472)        (26,470,621)       (46,293,066)
Net realized gain.....................................                 --                 --                  --                 --
Return of capital.....................................                 --                 --                  --        (17,763,597)
                                                         ----------------   ----------------    ----------------   ----------------
Total distributions to shareholders...................         (7,082,968)       (17,128,472)        (26,470,621)       (64,056,663)
                                                         ----------------   ----------------    ----------------   ----------------
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold.............................         48,507,554        169,807,991                  --        354,259,181
Cost of shares redeemed...............................        (76,075,858)      (360,353,469)       (112,218,899)      (100,400,976)
                                                         ----------------   ----------------    ----------------   ----------------
Net increase (decrease) in net assets resulting from
   shareholder transactions...........................        (27,568,304)      (190,545,478)       (112,218,899)       253,858,205
                                                         ----------------   ----------------    ----------------   ----------------
Total increase (decrease) in net assets...............         22,412,120       (253,424,201)       (106,228,053)        97,041,330
NET ASSETS:
Beginning of period...................................        470,111,614        723,535,815         880,994,907        783,953,577
                                                         ----------------   ----------------    ----------------   ----------------
End of period.........................................   $    492,523,734   $    470,111,614    $    774,766,854   $    880,994,907
                                                         ================   ================    ================   ================
Accumulated net investment income (loss) at end of
   period.............................................   $        740,192   $        348,999    $     (5,366,972)  $       (399,094)
                                                         ================   ================    ================   ================
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period...............         19,405,000         26,755,000          47,950,002         36,500,002
Shares sold...........................................          1,950,000          6,150,000                  --         16,600,000
Shares redeemed.......................................         (3,050,000)       (13,500,000)         (6,250,000)        (5,150,000)
                                                         ----------------   ----------------    ----------------   ----------------
Shares outstanding, end of period.....................         18,305,000         19,405,000          41,700,002         47,950,002
                                                         ================   ================    ================   ================


Page 62                 See Notes to Financial Statements

                             INTERNATIONAL                           FIRST TRUST                            FIRST TRUST
                        MULTI-ASSET DIVERSIFIED                      HIGH INCOME                             LOW BETA
                           INCOME INDEX FUND                             ETF                                INCOME ETF
                                (YDIV)                                 (FTHI)                                 (FTLB)
                  -----------------------------------    -----------------------------------    -----------------------------------
                    FOR THE SIX                            FOR THE SIX                            FOR THE SIX
                    MONTHS ENDED         FOR THE           MONTHS ENDED         FOR THE           MONTHS ENDED         FOR THE
                     3/31/2016          YEAR ENDED          3/31/2016          YEAR ENDED          3/31/2016          YEAR ENDED
                    (UNAUDITED)         9/30/2015          (UNAUDITED)         9/30/2015          (UNAUDITED)         9/30/2015
                  ----------------   ----------------    ----------------   ----------------    ----------------   ----------------

                  $        285,763   $        649,788    $         61,299   $         75,131    $         53,159   $         55,332
                        (1,044,242)        (1,638,394)           (129,084)            41,499            (112,369)           (59,824)
                         1,678,122         (1,730,335)            533,893           (270,512)            309,021           (163,266)
                  ----------------   ----------------    ----------------   ----------------    ----------------   ----------------

                           919,643         (2,718,941)            466,108           (153,882)            249,811           (167,758)
                  ----------------   ----------------    ----------------   ----------------    ----------------   ----------------

                          (258,246)          (669,713)           (168,001)           (74,928)            (96,251)           (55,135)
                                --                 --                  --                 --                  --                 --
                                --            (36,444)                 --           (165,274)                 --            (72,061)
                  ----------------   ----------------    ----------------   ----------------    ----------------   ----------------
                          (258,246)          (706,157)           (168,001)          (240,202)            (96,251)          (127,196)
                  ----------------   ----------------    ----------------   ----------------    ----------------   ----------------

                         7,118,594          3,939,903           2,010,764          5,062,593           2,993,678          2,026,090
                        (6,066,119)          (904,311)         (2,031,588)        (1,021,070)         (1,992,728)                --
                  ----------------   ----------------    ----------------   ----------------    ----------------   ----------------

                         1,052,475          3,035,592             (20,824)         4,041,523           1,000,950          2,026,090
                  ----------------   ----------------    ----------------   ----------------    ----------------   ----------------
                         1,713,872           (389,506)            277,283          3,647,439           1,154,510          1,731,136

                        12,676,281         13,065,787           6,691,036          3,043,597           4,762,096          3,030,960
                  ----------------   ----------------    ----------------   ----------------    ----------------   ----------------
                  $     14,390,153   $     12,676,281    $      6,968,319   $      6,691,036    $      5,916,606   $      4,762,096
                  ================   ================    ================   ================    ================   ================

                  $         27,071   $           (446)   $       (106,702)  $             --    $        (43,092)  $             --
                  ================   ================    ================   ================    ================   ================

                           800,002            650,002             350,002            150,002             250,002            150,002
                           450,000            200,000             100,000            250,000             150,000            100,000
                          (400,000)           (50,000)           (100,000)           (50,000)           (100,000)                --
                  ----------------   ----------------    ----------------   ----------------    ----------------   ----------------
                           850,002            800,002             350,002            350,002             300,002            250,002
                  ================   ================    ================   ================    ================   ================


                        See Notes to Financial Statements                Page 63

FIRST TRUST EXCHANGE-TRADED FUND VI

                                                                     FIRST TRUST                            FIRST TRUST
                                                               NASDAQ RISING DIVIDEND                      DORSEY WRIGHT
                                                                    ACHIEVERS ETF                           FOCUS 5 ETF
                                                                       (RDVY)                                  (FV)
                                                         -----------------------------------    -----------------------------------
                                                           FOR THE SIX                            FOR THE SIX
                                                           MONTHS ENDED         FOR THE           MONTHS ENDED         FOR THE
                                                            3/31/2016          YEAR ENDED          3/31/2016          YEAR ENDED
                                                           (UNAUDITED)         9/30/2015          (UNAUDITED)         9/30/2015
                                                         ----------------   ----------------    ----------------   ----------------
OPERATIONS:
Net investment income (loss)..........................   $        454,140   $        375,008    $      5,742,930   $      5,778,335
Net realized gain (loss)..............................         (2,167,502)           984,625        (464,825,139)        52,424,844
Net change in unrealized appreciation (depreciation)..          1,821,752         (2,617,760)        316,328,371       (266,195,649)
                                                         ----------------   ----------------    ----------------   ----------------
Net increase (decrease) in net assets resulting from
   operations.........................................            108,390         (1,258,127)       (142,753,838)      (207,992,470)
                                                         ----------------   ----------------    ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.................................           (433,751)          (355,691)         (4,438,500)        (2,921,750)
Net realized gain.....................................           (133,200)                --                  --                 --
Return of capital.....................................                 --                 --                  --                 --
                                                         ----------------   ----------------    ----------------   ----------------
Total distributions to shareholders...................           (566,951)          (355,691)         (4,438,500)        (2,921,750)
                                                         ----------------   ----------------    ----------------   ----------------
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold.............................          9,683,985         32,839,752         644,307,239      4,036,753,325
Cost of shares redeemed...............................        (14,835,851)       (10,105,854)     (1,150,433,134)      (326,119,895)
                                                         ----------------   ----------------    ----------------   ----------------
Net increase (decrease) in net assets resulting from
   shareholder transactions...........................         (5,151,866)        22,733,898        (506,125,895)     3,710,633,430
                                                         ----------------   ----------------    ----------------   ----------------
Total increase (decrease) in net assets...............         (5,610,427)        21,120,080        (653,318,233)     3,499,719,210
NET ASSETS:
Beginning of period...................................         28,476,755          7,356,675       4,066,787,542        567,068,332
                                                         ----------------   ----------------    ----------------   ----------------
End of period.........................................   $     22,866,328   $     28,476,755    $  3,413,469,309   $  4,066,787,542
                                                         ================   ================    ================   ================
Accumulated net investment income (loss) at end of
   period.............................................   $         43,864   $         23,475    $      4,445,733   $      3,141,303
                                                         ================   ================    ================   ================
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period...............          1,400,002            350,002         185,600,002         27,800,002
Shares sold...........................................            450,000          1,500,000          28,000,000        172,400,000
Shares redeemed.......................................           (750,000)          (450,000)        (55,800,000)       (14,600,000)
                                                         ----------------   ----------------    ----------------   ----------------
Shares outstanding, end of period.....................          1,100,002          1,400,002         157,800,002        185,600,002
                                                         ================   ================    ================   ================


Page 64                 See Notes to Financial Statements

                              FIRST TRUST                                                                   FIRST TRUST
                             RBA AMERICAN                            FIRST TRUST                           DORSEY WRIGHT
                              INDUSTRIAL                         RBA QUALITY INCOME                        INTERNATIONAL
                          RENAISSANCE(R) ETF                             ETF                                FOCUS 5 ETF
                                (AIRR)                                 (QINC)                                  (IFV)
                  -----------------------------------    -----------------------------------    -----------------------------------
                    FOR THE SIX                            FOR THE SIX                            FOR THE SIX
                    MONTHS ENDED         FOR THE           MONTHS ENDED         FOR THE           MONTHS ENDED         FOR THE
                     3/31/2016          YEAR ENDED          3/31/2016          YEAR ENDED          3/31/2016          YEAR ENDED
                    (UNAUDITED)         9/30/2015          (UNAUDITED)         9/30/2015          (UNAUDITED)         9/30/2015
                  ----------------   ----------------    ----------------   ----------------    ----------------   ----------------

                  $         91,844   $        283,188    $        127,623   $        241,039    $      1,507,845   $      8,534,276
                        (5,389,014)        (2,339,100)           (645,580)           270,993         (80,131,609)       (17,142,967)
                        10,138,129         (7,056,037)          1,216,523           (363,975)         74,759,867       (119,510,903)
                  ----------------   ----------------    ----------------   ----------------    ----------------   ----------------

                         4,840,959         (9,111,949)            698,566            148,057          (3,863,897)      (128,119,594)
                  ----------------   ----------------    ----------------   ----------------    ----------------   ----------------

                          (110,250)          (283,600)           (118,011)          (242,181)         (4,313,750)        (5,675,990)
                                --                 --                  --                 --                  --                 --
                                --                 --                  --                 --                  --                 --
                  ----------------   ----------------    ----------------   ----------------    ----------------   ----------------
                          (110,250)          (283,600)           (118,011)          (242,181)         (4,313,750)        (5,675,990)
                  ----------------   ----------------    ----------------   ----------------    ----------------   ----------------

                           823,912         47,504,549           5,229,904         11,674,069          32,655,545      1,007,318,598
                       (19,424,116)       (74,697,361)         (6,105,384)        (6,509,207)       (149,246,461)      (278,334,833)
                  ----------------   ----------------    ----------------   ----------------    ----------------   ----------------

                       (18,600,204)       (27,192,812)           (875,480)         5,164,862        (116,590,916)       728,983,765
                  ----------------   ----------------    ----------------   ----------------    ----------------   ----------------
                       (13,869,495)       (36,588,361)           (294,925)         5,070,738        (124,768,563)       595,188,181

                        42,867,132         79,455,493          10,049,071          4,978,333         626,762,456         31,574,275
                  ----------------   ----------------    ----------------   ----------------    ----------------   ----------------
                  $     28,997,637   $     42,867,132    $      9,754,146   $     10,049,071    $    501,993,893   $    626,762,456
                  ================   ================    ================   ================    ================   ================

                  $         32,689   $         51,095    $          9,612   $             --    $        168,396   $      2,974,301
                  ================   ================    ================   ================    ================   ================

                         2,800,002          4,350,002             500,002            250,002          36,700,002          1,700,002
                            50,000          2,600,000             250,000            550,000           1,850,000         50,350,000
                        (1,200,000)        (4,150,000)           (300,000)          (300,000)         (9,250,000)       (15,350,000)
                  ----------------   ----------------    ----------------   ----------------    ----------------   ----------------
                         1,650,002          2,800,002             450,002            500,002          29,300,002         36,700,002
                  ================   ================    ================   ================    ================   ================


                        See Notes to Financial Statements                Page 65

FIRST TRUST EXCHANGE-TRADED FUND VI

                                                           FIRST TRUST
                                                          DORSEY WRIGHT
                                                             DYNAMIC
                                                           FOCUS 5 ETF
                                                              (FVC)
                                                        -----------------
                                                         FOR THE PERIOD
                                                          3/17/2016 (a)
                                                        THROUGH 3/31/2016
                                                           (UNAUDITED)
                                                        -----------------
OPERATIONS:
Net investment income (loss)..........................  $           2,425
Net realized gain (loss)..............................              4,758
Net change in unrealized appreciation (depreciation)..             18,370
                                                        -----------------
Net increase (decrease) in net assets resulting from
   operations.........................................             25,553
                                                        -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.................................                 --
Net realized gain.....................................                 --
Return of capital.....................................                 --
                                                        -----------------
Total distributions to shareholders...................                 --
                                                        -----------------
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold.............................          5,024,274
Cost of shares redeemed...............................                 --
                                                        -----------------
Net increase (decrease) in net assets resulting from
   shareholder transactions...........................          5,024,274
                                                        -----------------
Total increase (decrease) in net assets...............          5,049,827
NET ASSETS:
Beginning of period...................................                 --
                                                        -----------------
End of period.........................................  $       5,049,827
                                                        =================
Accumulated net investment income (loss) at end of
   period.............................................  $           2,425
                                                        =================
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period...............                 --
Shares sold...........................................            250,002
Shares redeemed.......................................                 --
                                                        -----------------
Shares outstanding, end of period.....................            250,002
                                                        =================


(a) Inception date is March 17, 2016, which is consistent with the commencement of investment operations and is the date the initial creation units were established.


Page 66                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND VI

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NASDAQ TECHNOLOGY DIVIDEND INDEX FUND (TDIV)


                                                                                                       FOR THE PERIOD
                                         SIX MONTHS ENDED          YEAR ENDED SEPTEMBER 30,            8/13/2012 (a)
                                            3/31/2016     -------------------------------------------     THROUGH
                                           (UNAUDITED)        2015           2014           2013         9/30/2012
                                          -------------   -------------  -------------  -------------  -------------
Net asset value, beginning of period       $     24.23     $     27.04    $     22.56    $     19.74    $     19.92
                                           -----------     -----------    -----------    -----------    -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.40            0.73           0.73           0.59           0.04
Net realized and unrealized gain (loss)           2.66           (2.83)          4.46           2.81          (0.18)
                                           -----------     -----------    -----------    -----------    -----------
Total from investment operations                  3.06           (2.10)          5.19           3.40          (0.14)
                                           -----------     -----------    -----------    -----------    -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.38)          (0.71)         (0.71)         (0.58)         (0.04)
                                           -----------     -----------    -----------    -----------    -----------
Net asset value, end of period             $     26.91     $     24.23    $     27.04    $     22.56    $     19.74
                                           ===========     ===========    ===========    ===========    ===========
TOTAL RETURN (b)                                 12.68%          (7.92)%        23.19%         17.49%         (0.72)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)       $   492,524     $   470,112    $   723,536    $   205,440    $    27,731
Ratio of total expenses to
   average net assets                             0.50% (c)       0.50%          0.50%          0.50%          0.50% (c)
Ratio of net investment income (loss) to
   average net assets                             3.15% (c)       2.58%          3.13%          2.95%          2.39% (c)
Portfolio turnover rate (d)                         18%             27%            34%            37%            18%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established. First Trust Portfolios L.P. seeded the Fund on July 19, 2012 in order to provide initial capital required by SEC rules.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 67

FIRST TRUST EXCHANGE-TRADED FUND VI

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (MDIV)

                                                                                                       FOR THE PERIOD
                                         SIX MONTHS ENDED          YEAR ENDED SEPTEMBER 30,            8/13/2012 (a)
                                            3/31/2016     -------------------------------------------     THROUGH
                                           (UNAUDITED)        2015           2014           2013         9/30/2012
                                          -------------   -------------  -------------  -------------  -------------
Net asset value, beginning of period       $     18.37     $     21.48    $     20.65    $     20.18    $     19.98
                                           -----------     -----------    -----------    -----------    -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.48            0.99           1.05           0.90           0.09
Net realized and unrealized gain (loss)           0.33           (2.73)          1.02           0.71           0.15
                                           -----------     -----------    -----------    -----------    -----------
Total from investment operations                  0.81           (1.74)          2.07           1.61           0.24
                                           -----------     -----------    -----------    -----------    -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.60)          (0.99)         (1.24)         (1.07)         (0.04)
Return of capital                                   --           (0.38)            --          (0.07)            --
                                           -----------     -----------    -----------    -----------    -----------
Total distributions                              (0.60)          (1.37)         (1.24)         (1.14)         (0.04)
                                           -----------     -----------    -----------    -----------    -----------
Net asset value, end of period             $     18.58     $     18.37    $     21.48    $     20.65    $     20.18
                                           ===========     ===========    ===========    ===========    ===========
TOTAL RETURN (b)                                  4.52%          (8.57)%        10.17%          8.08%          1.18%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)       $   774,767     $   880,995    $   783,954    $   491,585    $    34,307
Ratio of total expenses to
   average net assets                             0.60% (c)       0.60%          0.60%          0.60%          0.60% (c)
Ratio of net expenses to
   average net assets                             0.49% (c)       0.50%          0.60%          0.60%          0.60% (c)
Ratio of net investment income (loss) to
   average net assets                             5.30% (c)       4.71%          4.55%          4.80%          7.10% (c)
Portfolio turnover rate (d)                         49%            116%            96%           124%            34%


INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV)



                                                                                        FOR THE PERIOD
                                         SIX MONTHS ENDED   YEAR ENDED SEPTEMBER 30,    8/22/2013 (a)
                                            3/31/2016     ----------------------------     THROUGH
                                           (UNAUDITED)        2015          2014          9/30/2013
                                          -------------   -------------  -------------  -------------
Net asset value, beginning of period       $     15.85     $     20.10    $     20.65    $     19.97
                                           -----------     -----------    -----------    -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.32            0.82           1.08           0.07
Net realized and unrealized gain (loss)           1.05           (4.18)         (0.27)          0.69
                                           -----------     -----------    -----------    -----------
Total from investment operations                  1.37           (3.36)          0.81           0.76
                                           -----------     -----------    -----------    -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.29)          (0.84)         (1.13)         (0.08)
Return of capital                                   --           (0.05)            --             --
Net realized gain                                   --              --          (0.23)            --
                                           -----------     -----------    -----------    -----------
Total distributions                              (0.29)          (0.89)         (1.36)         (0.08)
                                           -----------     -----------    -----------    -----------
Net asset value, end of period             $     16.93     $     15.85    $     20.10    $     20.65
                                           ===========     ===========    ===========    ===========
TOTAL RETURN (b)                                  8.75%         (17.29)%         3.93%          3.80%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)       $    14,390     $    12,676    $    13,066    $     5,164
Ratio of total expenses to
   average net assets                             0.70% (c)       0.70%          0.70%          0.70% (c)
Ratio of net investment income (loss) to
   average net assets                             3.94% (c)       4.44%          4.74%          3.15% (c)
Portfolio turnover rate (d)                         69%            132%           116%            24%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 68                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND VI

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST HIGH INCOME ETF (FTHI)

                                           SIX MONTHS                    FOR THE PERIOD
                                              ENDED           YEAR        1/6/2014 (a)
                                            3/31/2016         ENDED         THROUGH
                                           (UNAUDITED)      9/30/2015      9/30/2014
                                          -------------   -------------  -------------
Net asset value, beginning of period       $     19.12     $     20.29    $     19.93
                                           -----------     -----------    -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.18            0.54           0.40
Net realized and unrealized gain (loss)           1.09           (0.70)          0.52
                                           -----------     -----------    -----------
Total from investment operations                  1.27           (0.16)          0.92
                                           -----------     -----------    -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.48)          (0.32)         (0.56)
Return of capital                                   --           (0.69)            --
                                           -----------     -----------    -----------
Total distributions                              (0.48)          (1.01)         (0.56)
                                           -----------     -----------    -----------
Net asset value, end of period             $     19.91     $     19.12    $     20.29
                                           ===========     ===========    ===========
TOTAL RETURN (b)                                  6.70%          (0.96)%         4.66%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)       $     6,968     $     6,691    $     3,044
Ratio of total expenses to average
   net assets                                     0.85% (c)       0.85%          0.85% (c)
Ratio of net investment income (loss) to
   average net assets                             1.78% (c)       1.57%          2.49% (c)
Portfolio turnover rate (d)                         71%            191%            54%


FIRST TRUST LOW BETA INCOME ETF (FTLB)


                                           SIX MONTHS                    FOR THE PERIOD
                                              ENDED           YEAR        1/6/2014 (a)
                                            3/31/2016         ENDED         THROUGH
                                           (UNAUDITED)      9/30/2015      9/30/2014
                                          -------------   -------------  -------------
Net asset value, beginning of period       $     19.05     $     20.21    $     19.93
                                           -----------     -----------    -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.19            0.44           0.40
Net realized and unrealized gain (loss)           0.81           (0.87)          0.36
                                           -----------     -----------    -----------
Total from investment operations                  1.00           (0.43)          0.76
                                           -----------     -----------    -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.33)          (0.32)         (0.48)
Return of capital                                   --           (0.41)            --
                                           -----------     -----------    -----------
Total distributions                              (0.33)          (0.73)         (0.48)
                                           -----------     -----------    -----------
Net asset value, end of period             $     19.72     $     19.05    $     20.21
                                           ===========     ===========    ===========
TOTAL RETURN (b)                                  5.27%          (2.26)%         3.83%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)       $     5,917     $     4,762    $     3,031
Ratio of total expenses to average
   net assets                                     0.85% (c)       0.85%          0.85% (c)
Ratio of net investment income (loss) to
   average net assets                             1.83% (c)       1.58%          2.47% (c)
Portfolio turnover rate (d)                         72%            205%            38%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 69

FIRST TRUST EXCHANGE-TRADED FUND VI

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NASDAQ RISING DIVIDEND ACHIEVERS ETF (RDVY)

                                           SIX MONTHS                    FOR THE PERIOD
                                              ENDED           YEAR        1/6/2014 (a)
                                            3/31/2016         ENDED         THROUGH
                                           (UNAUDITED)      9/30/2015      9/30/2014
                                          -------------   -------------  -------------
Net asset value, beginning of period       $     20.34     $     21.02    $     19.93
                                           -----------     -----------    -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.34            0.39           0.29
Net realized and unrealized gain (loss)           0.50           (0.68)          1.08
                                           -----------     -----------    -----------
Total from investment operations                  0.84           (0.29)          1.37
                                           -----------     -----------    -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.32)          (0.39)         (0.28)
Net realized gains                               (0.07)             --             --
                                           -----------     -----------    -----------
Total distributions                              (0.39)          (0.39)         (0.28)
                                           -----------     -----------    -----------
Net asset value, end of period             $     20.79     $     20.34    $     21.02
                                           ===========     ===========    ===========
TOTAL RETURN (b)                                  4.16%          (1.47)%         6.88%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)       $    22,866     $    28,477    $     7,357
Ratio of total expenses to average
   net assets                                     0.50% (c)       0.50%          0.50% (c)
Ratio of net investment income (loss) to
   average net assets                             2.90% (c)       2.03%          2.26% (c)
Portfolio turnover rate (d)                         53%             71%            62%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 70                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND VI

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST DORSEY WRIGHT FOCUS 5 ETF (FV)

                                           SIX MONTHS                    FOR THE PERIOD
                                              ENDED           YEAR        3/5/2014 (a)
                                            3/31/2016         ENDED         THROUGH
                                           (UNAUDITED)      9/30/2015      9/30/2014
                                          -------------   -------------  -------------
Net asset value, beginning of period       $     21.91     $     20.40    $     20.02
                                           -----------     -----------    -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.03            0.04           0.01
Net realized and unrealized gain (loss)          (0.29)           1.50           0.37
                                           -----------     -----------    -----------
Total from investment operations                 (0.26)           1.54           0.38
                                           -----------     -----------    -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.02)          (0.03)          0.00 (b)
                                           -----------     -----------    -----------
Net asset value, end of period             $     21.63     $     21.91    $     20.40
                                           ===========     ===========    ===========
TOTAL RETURN (c)                                 (1.19)%          7.55%          1.91%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)       $ 3,413,469     $ 4,066,788    $   567,068
Ratio of total expenses to average
   net assets                                     0.30% (d)       0.30%          0.30% (d)
Ratio of net investment income (loss) to
   average net assets                             0.28% (d)       0.22%          0.22% (d)
Portfolio turnover rate (e)                         37%              0%             0%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Amount is less than $0.01.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)   Annualized.

(e) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 71

FIRST TRUST EXCHANGE-TRADED FUND VI

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST RBA AMERICAN INDUSTRIAL RENAISSANCE(R) ETF (AIRR)

                                           SIX MONTHS                    FOR THE PERIOD
                                              ENDED           YEAR       3/10/2014 (a)
                                            3/31/2016         ENDED         THROUGH
                                           (UNAUDITED)      9/30/2015      9/30/2014
                                          -------------   -------------  -------------
Net asset value, beginning of period       $     15.31     $     18.27    $     19.98
                                           -----------     -----------    -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.04            0.07           0.05
Net realized and unrealized gain (loss)           2.27           (2.97)         (1.72)
                                           -----------     -----------    -----------
Total from investment operations                  2.31           (2.90)         (1.67)
                                           -----------     -----------    -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.05)          (0.06)         (0.04)
                                           -----------     -----------    -----------
Net asset value, end of period             $     17.57     $     15.31    $     18.27
                                           ===========     ===========    ===========
TOTAL RETURN (b)                                 15.07%         (15.90)%        (8.37)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)       $    28,998     $    42,867    $    79,455
Ratio of total expenses to average
   net assets                                     0.70% (c)       0.70%          0.70% (c)
Ratio of net investment income (loss) to
   average net assets                             0.50% (c)       0.35%          0.62% (c)
Portfolio turnover rate (d)                         34%             66%            20%


FIRST TRUST RBA QUALITY INCOME ETF (QINC)


                                           SIX MONTHS                    FOR THE PERIOD
                                              ENDED           YEAR       3/10/2014 (a)
                                            3/31/2016         ENDED         THROUGH
                                           (UNAUDITED)      9/30/2015      9/30/2014
                                          -------------   -------------  -------------
Net asset value, beginning of period       $     20.10     $     19.91    $     20.00
                                           -----------     -----------    -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.28            0.53           0.34
Net realized and unrealized gain (loss)           1.56            0.19          (0.10)
                                           -----------     -----------    -----------
Total from investment operations                  1.84            0.72           0.24
                                           -----------     -----------    -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.26)          (0.53)         (0.33)
                                           -----------     -----------    -----------
Net asset value, end of period             $     21.68     $     20.10    $     19.91
                                           ===========     ===========    ===========
TOTAL RETURN (b)                                  9.21%           3.49%          1.14%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)       $     9,754     $    10,049    $     4,978
Ratio of total expenses to average
   net assets                                     0.70% (c)       0.70%          0.70% (c)
Ratio of net investment income (loss) to
   average net assets                             2.68% (c)       2.64%          3.16% (c)
Portfolio turnover rate (d)                         68%            163%            55%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 72                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND VI

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST DORSEY WRIGHT INTERNATIONAL FOCUS 5 ETF (IFV)

                                           SIX MONTHS                    FOR THE PERIOD
                                              ENDED           YEAR       7/22/2014 (a)
                                            3/31/2016         ENDED         THROUGH
                                           (UNAUDITED)      9/30/2015      9/30/2014
                                          -------------   -------------  -------------
Net asset value, beginning of period       $     17.08     $     18.57    $     20.09
                                           -----------     -----------    -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.04            0.20           0.07
Net realized and unrealized gain (loss)           0.13           (1.50)         (1.59)
                                           -----------     -----------    -----------
Total from investment operations                  0.17           (1.30)         (1.52)
                                           -----------     -----------    -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.12)          (0.19)            --
                                           -----------     -----------    -----------
Net asset value, end of period             $     17.13     $     17.08    $     18.57
                                           ===========     ===========    ===========
TOTAL RETURN (b)                                  0.96%          (7.01)%        (7.57)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)       $   501,994     $   626,762    $    31,574
Ratio of total expenses to average
   net assets                                     0.30% (c)       0.30%          0.30% (c)
Ratio of net investment income (loss) to
   average net assets                             0.52% (c)       2.29%          5.67% (c)
Portfolio turnover rate (d)                         20%              7%             0%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 73

FIRST TRUST EXCHANGE-TRADED FUND VI

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FIRST TRUST DORSEY WRIGHT DYNAMIC FOCUS 5 ETF (FVC)

                                          FOR THE PERIOD
                                           3/17/2016 (a)
                                              THROUGH
                                             3/31/2016
                                            (UNAUDITED)
                                          -------------
Net asset value, beginning of period       $     20.02
                                           -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.01
Net realized and unrealized gain (loss)           0.17
                                           -----------
Total from investment operations                  0.18
                                           -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                               --
                                           -----------
Net asset value, end of period             $     20.20
                                           ===========
TOTAL RETURN (b)                                  0.90%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)       $     5,050
Ratio of total expenses to average
   net assets                                     0.30% (c)
Ratio of net investment income (loss) to
   average net assets                             2.86% (c)
Portfolio turnover rate (d)                          8%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 74                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                           MARCH 31, 2016 (UNAUDITED)

                                1. ORGANIZATION

First Trust Exchange-Traded Fund VI (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on June 4, 2012, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of eleven funds:

    First Trust NASDAQ Technology Dividend Index Fund - (The Nasdaq Stock
       Market LLC ("Nasdaq") ticker "TDIV")
    Multi-Asset Diversified Income Index Fund - (Nasdaq ticker "MDIV") International Multi-Asset Diversified Income Index Fund - (Nasdaq ticker
       "YDIV")
    First Trust High Income ETF - (Nasdaq ticker "FTHI")
    First Trust Low Beta Income ETF - (Nasdaq ticker "FTLB")
    First Trust NASDAQ Rising Dividend Achievers ETF - (Nasdaq ticker "RDVY") First Trust Dorsey Wright Focus 5 ETF - (Nasdaq ticker "FV")
    First Trust RBA American Industrial Renaissance(R) ETF - (Nasdaq ticker
       "AIRR")
    First Trust RBA Quality Income ETF - (Nasdaq ticker "QINC")
    First Trust Dorsey Wright International Focus 5 ETF - (Nasdaq ticker "IFV") First Trust Dorsey Wright Dynamic Focus 5 ETF - (Nasdaq ticker "FVC")

Each fund represents a separate series of shares of beneficial interest in the Trust (each a "Fund" and collectively, the "Funds"). Each Fund's shares currently are listed and trade on Nasdaq. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities in which the Funds invest, or for cash or, in certain circumstances, a combination of both. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. The investment objective of each Fund, except for FTHI and FTLB, is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:

FUND                                                         INDEX
First Trust NASDAQ Technology Dividend Index Fund            NASDAQ Technology Dividend Index(SM) (1)
Multi-Asset Diversified Income Index Fund                    NASDAQ Multi-Asset Diversified Income Index(SM) (1)
International Multi-Asset Diversified Income Index Fund      NASDAQ International Multi-Asset Diversified Income Index(SM) (1)
First Trust NASDAQ Rising Dividend Achievers ETF             NASDAQ Rising Dividend Achievers Index (1)
First Trust Dorsey Wright Focus 5 ETF                        Dorsey Wright Focus Five Index (2)
First Trust RBA American Industrial Renaissance(R) ETF       Richard Bernstein Advisors American Industrial Renaissance(R) Index (3)
First Trust RBA Quality Income ETF                           Richard Bernstein Advisors Quality Income Index (3)

First Trust Dorsey Wright International Focus 5 ETF Dorsey Wright International Focus Five Index (2) First Trust Dorsey Wright Dynamic Focus 5 ETF Dorsey Wright Dynamic Focus Five Index (2)

(1) This index is developed, maintained and sponsored by Nasdaq, Inc., and is licensed to First Trust Advisors L.P., the investment advisor to the Trust.

(2) This Index is developed and sponsored by Dorsey, Wright & Associates LLC, maintained by Nasdaq, Inc., and is licensed to First Trust Advisors L.P., the investment advisor to the Trust.

(3) This index is developed and sponsored by Richard Bernstein Advisors LLC, maintained by the New York Stock Exchange, and is licensed to First Trust Advisors L.P., the investment advisor to the Trust.

FTHI and FTLB are actively managed exchange-traded funds. The primary investment objective of FTHI is to provide current income. FTHI's secondary investment objective is to provide capital appreciation. FTHI will pursue its objectives by investing in equity securities listed on U.S. exchanges and by utilizing an "option strategy" consisting of writing (selling) U.S. exchange-traded covered call options on the Standard & Poor's 500(R) Index (the "Index"). Under normal market conditions, the Fund invests primarily in equity securities listed on U.S. exchanges. The Fund will also employ an option strategy in which it will write U.S. exchange-traded covered call options on the Index in order to seek additional cash flow in the form of premiums on the options that may be distributed to shareholders on a monthly basis. A premium is the income received by an investor who sells or writes an option contract to another party. The market value of the option strategy may be up to 20% of the Fund's overall net asset value.

The Trust's Board of Trustees has approved the merger of First Trust Dividend and Income Fund ("FAV") into FTHI. FTHI will be the surviving fund. It is currently expected that the transaction will be consummated no later than October 31, 2016.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                           MARCH 31, 2016 (UNAUDITED)

The investment objective of FTLB is to provide current income. FTLB will pursue its objective by investing in equity securities listed on U.S. exchanges and by utilizing an "option strategy" consisting of buying U.S. exchange-traded put options on the Index and writing (selling) U.S. exchange-traded covered call options on the Index. Under normal market conditions, the Fund invests primarily in equity securities listed on U.S. exchanges. The Fund will also employ an option strategy in which it will write U.S. exchange-traded covered call options on the Index in order to seek additional cash flow in the form of premiums on the options. A premium is the income received by an investor who sells an option contract to another party. These premiums may be distributed to shareholders on a monthly basis or used to purchase U.S. exchange-traded put options on the Index that seek to provide the Fund with downside protection and which are expected to reduce the Fund's price sensitivity to declining markets. The market value of the option strategy may be up to 20% of the Fund's overall net asset value.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds, each of which is an investment company within the scope of Financial Accounting Standards Board ("FASB") Accounting Standards Update 2013-08, follow accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund's NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service, or are determined by the Pricing Committee of the Funds' investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

      Common stocks, real estate investment trusts ("REITs"), and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. Over-the-counter options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      U.S. Treasuries are fair valued on the basis of valuations provided by an independent pricing service approved by the Trust's Board of Trustees.

      Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

      1)    the credit conditions in the relevant market and changes thereto;

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                           MARCH 31, 2016 (UNAUDITED)

      2)    the liquidity conditions in the relevant market and changes thereto;

      3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

      4) issuer-specific conditions (such as significant credit deterioration); and

      5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3)    closed-end fund trading of similar securities;

      4)    foreign currency exchange activity;

      5) the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

In addition, differences between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index could result in a difference between a Fund's performance and the performance of its underlying index.

Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund's securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE. Any use of a different rate from the rates used by a relevant index may adversely affect the Fund's ability to track the index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                           MARCH 31, 2016 (UNAUDITED)

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of March 31, 2016, is included with each Fund's Portfolio of Investments.

B. OPTION CONTRACTS

FTHI and FTLB are subject to equity price risk in the normal course of pursuing their investment objectives and may write (sell) U.S. exchange-traded covered call options on the Index to hedge against changes in the value of equities. Additionally, these two Funds seek to generate additional income, in the form of premiums received, from writing (selling) the options. FTHI and FTLB may write
(sell) covered call options or put options ("options") on all or a portion of the equity securities held in their respective portfolios and on securities indices as determined to be appropriate by the Advisor, consistent with their investment objectives. Options on securities indices are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security and are similar to options on single securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. These two Funds will not write (sell) "naked" or uncovered options. When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in "Options written, at value" on the Statements of Assets and Liabilities. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options' expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.

Options written (sold) by FTHI and FTLB will either be exercised, expire or be cancelled pursuant to a closing transaction. If an index option written (sold) by either of these two Funds is exercised, the Fund would be obligated to deliver cash equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. If the price of the index is less than the option's strike price, the index option will likely expire without being exercised. In the case of a stock option, if the price of the underlying equity security exceeds the option's exercise price, it is likely that the option holder will exercise the option. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss. If the price of the underlying equity security is less than the option's strike price, the option will likely expire without being exercised. The option premium received by each Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. Gain or loss on options is presented separately as "Net realized gain (loss) on Written options transactions" on the Statements of Operations.

The index options that FTHI and FTLB write (sell) give the option holder the right, but not the obligation, to receive an amount of cash based on the difference between the closing level of the stock index and the exercise price on or prior to the option's expiration date. The stock options that FTHI and FTLB write (sell) give the option holder the right, but not the obligation, to purchase securities from each Fund at the strike price on or prior to the option's expiration date. The ability to successfully implement the writing (selling) of covered call or put options depends on the ability of the Advisor to predict pertinent market movements, which cannot be assured. As the writer (seller) of a covered option, each Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.

FTLB may also purchase U.S. exchange-traded call or put options on the Index to hedge against changes in the value of equities. The purchase of call or put options involves the risk of loss of all or a part of the cash paid for the put options (the premium). The Fund's maximum equity price risk for purchased options is limited to the premium initially paid. When the Fund purchases a call or put option, the premium paid represents the cost of the call or put option, which is included in "Investments, at cost" on the Statements of Assets and Liabilities.

If FTLB elects to exercise a call or put option on the Index, settlement does not occur by the delivery of the securities comprising the Index. FTLB, as holder of the stock index option, receives an amount of cash if the closing level of the stock index upon which the option is based is less than the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. If the Fund elects to allow a put option to expire, then the equity price risk for purchased options is limited to the premium initially paid. Gain or loss on options is included in "Net realized gain (loss) on Investments" on the Statements of Operations.

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--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                           MARCH 31, 2016 (UNAUDITED)

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Distributions received from a Fund's investments in master limited partnerships ("MLPs") generally are comprised of return of capital and investment income. A Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.

Distributions received from a Fund's investments in real estate investment trusts ("REITs") may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs' fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

D. AFFILIATED TRANSACTIONS

MDIV, FV, IFV and FVC invest in securities of affiliated funds. Each Fund's investment performance and risks are related to the investment performance and risks of the affiliated funds.

Amounts relating to these investments in MDIV at March 31, 2016, and for the period then ended are:

                                                  SHARE ACTIVITY
                               ----------------------------------------------------
                               BALANCE AT                               BALANCE AT       VALUE AT       DIVIDEND       REALIZED
SECURITY NAME                  9/30/2015    PURCHASES       SALES       3/31/2016       3/31/2016        INCOME       GAIN/(LOSS)
----------------------------------------------------------------------------------------------------------------------------------
First Trust Tactical High
   Yield ETF                    3,667,651      188,467      (786,446)     3,069,672   $  145,471,756   $ 4,797,975   $  (1,144,334)
                                                                                      --------------   -----------   -------------

Amounts relating to these investments in FV at March 31, 2016, and for the period then ended are:

                                                  SHARE ACTIVITY
                               ----------------------------------------------------
                               BALANCE AT                               BALANCE AT       VALUE AT       DIVIDEND       REALIZED
SECURITY NAME                  9/30/2015    PURCHASES       SALES       3/31/2016       3/31/2016        INCOME       GAIN/(LOSS)
----------------------------------------------------------------------------------------------------------------------------------
First Trust Consumer
   Discretionary AlphaDEX(R)
   Fund                        20,646,155    6,083,131    (7,200,972)    19,528,314   $  687,006,086   $ 3,530,318   $  (2,977,163)
First Trust Consumer Staples
   AlphaDEX(R) Fund            17,914,089    3,121,392    (6,226,075)    14,809,406      683,009,805    5,095,169        7,901,795
First Trust Dow Jones Internet
   Index Fund                  12,231,021    1,844,891    (4,039,075)    10,036,837      685,415,599            --       9,710,806
First Trust Energy
   AlphaDEX(R) Fund                    --   48,788,834    (2,089,003)    46,699,831      659,401,614            --         (46,023)
First Trust Health Care
   AlphaDEX(R) Fund            13,934,861    2,221,551   (16,156,412)            --               --            --    (148,766,369)
First Trust NYSE Arca
   Biotechnology Index          9,710,591    1,415,256   (11,125,847)            --               --            --    (330,436,558)
First Trust Utilities
   AlphaDEX(R) Fund                    --   30,854,724    (4,160,371)    26,694,353      693,519,291     3,253,926        (211,627)
                                                                                      --------------   -----------   -------------
                                                                                      $3,408,352,395   $11,879,413   $(464,825,139)
                                                                                      ==============   ===========   =============

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                           MARCH 31, 2016 (UNAUDITED)

Amounts relating to these investments in IFV at March 31, 2016, and for the period then ended are:

                                                  SHARE ACTIVITY
                               ----------------------------------------------------
                               BALANCE AT                               BALANCE AT       VALUE AT       DIVIDEND       REALIZED
SECURITY NAME                  9/30/2015    PURCHASES       SALES       3/31/2016       3/31/2016        INCOME       GAIN/(LOSS)
----------------------------------------------------------------------------------------------------------------------------------
First Trust Germany
   AlphaDEX(R) Fund             3,777,118      200,793    (1,133,434)     2,844,477   $  104,107,858   $    32,823   $  (5,862,647)
First Trust Hong Kong
   AlphaDEX(R) Fund             3,480,244      142,165    (3,622,409)            --               --       550,518     (56,737,600)
First Trust ISE Chindia
   Index Fund                   4,363,020      514,296    (1,178,427)     3,698,889      100,720,748       356,553      (4,856,832)
First Trust Japan
   AlphaDEX(R) Fund                    --    2,396,326      (284,679)     2,111,647       95,826,541            --        (955,618)
First Trust Switzerland
   AlphaDEX(R) Fund             3,510,493      193,998    (1,144,546)     2,559,945      102,423,399       152,830      (5,185,793)
First Trust United Kingdom
   AlphaDEX(R) Fund             3,493,515      185,913    (1,065,298)     2,614,130       98,304,359     1,292,363      (6,533,119)
                                                                                      --------------   -----------   -------------
                                                                                      $  501,382,905   $ 2,385,087   $ (80,131,609)
                                                                                      ==============   ===========   =============


Amounts relating to these investments in FVC at March 31, 2016, and for the period then ended are:

                                                  SHARE ACTIVITY
                               ----------------------------------------------------
                               BALANCE AT                               BALANCE AT       VALUE AT       DIVIDEND       REALIZED
SECURITY NAME                  9/30/2015    PURCHASES       SALES       3/31/2016       3/31/2016        INCOME       GAIN/(LOSS)
----------------------------------------------------------------------------------------------------------------------------------
First Trust Consumer
   Discretionary AlphaDEX(R)
   Fund                                --       17,673          (262)        17,411   $      612,519   $       627   $         (63)
First Trust Consumer Staples
   AlphaDEX(R) Fund                    --       13,205            --         13,205          609,015           778              --
First Trust Dow Jones
   Internet Index Fund                 --        9,052          (102)         8,950          611,196            --             (60)
First Trust Energy
   AlphaDEX(R) Fund                    --       42,245          (600)        41,645          588,027            --             (16)
First Trust Health Care
   AlphaDEX(R) Fund                    --        4,290        (4,290)            --               --            --           4,890
First Trust Utilities
   AlphaDEX(R) Fund                    --       23,800            --         23,800          618,324         1,199              --
                                                                                      --------------   -----------   -------------
                                                                                      $    3,039,081   $     2,604   $       4,751
                                                                                      ==============   ===========   =============


E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid monthly for YDIV, MDIV, FTHI and FTLB and quarterly for TDIV, RDVY, FV, AIRR, QINC, IFV and FVC or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                           MARCH 31, 2016 (UNAUDITED)

The tax character of distributions paid by each applicable Fund during the fiscal year ended September 30, 2015 was as follows:

                                                                                  Distributions    Distributions    Distributions
                                                                                    paid from        paid from        paid from
                                                                                    Ordinary          Capital         Return of
                                                                                     Income            Gains           Capital
                                                                                  -------------    -------------    -------------
First Trust NASDAQ Technology Dividend Index Fund                                 $  17,128,472    $          --    $          --
Multi-Asset Diversified Income Index Fund                                            46,293,066               --       17,763,597
International Multi-Asset Diversified Income Index Fund                                 669,713               --           36,444
First Trust High Income ETF                                                              74,928               --          165,274
First Trust Low Beta Income ETF                                                          55,135               --           72,061
First Trust NASDAQ Rising Dividend Achievers ETF                                        355,691               --               --
First Trust Dorsey Wright Focus 5 ETF                                                 2,921,750               --               --
First Trust RBA American Industrial Renaissance(R) ETF                                  283,600               --               --
First Trust RBA Quality Income ETF                                                      242,181               --               --
First Trust Dorsey Wright International Focus 5 ETF                                   5,675,990               --               --


As of September 30, 2015, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                                                    Accumulated          Net
                                                                                  Undistributed     Capital and      Unrealized
                                                                                    Ordinary           Other        Appreciation
                                                                                     Income         Gain (Loss)     (Depreciation)
                                                                                  -------------    -------------    -------------
First Trust NASDAQ Technology Dividend Index Fund                                 $          --    $ (21,259,314)   $ (37,318,915)
Multi-Asset Diversified Income Index Fund                                                    --      (81,589,196)     (75,681,524)
International Multi-Asset Diversified Income Index Fund                                      --       (1,717,485)      (2,085,302)
First Trust High Income ETF                                                                  --          (41,359)        (323,715)
First Trust Low Beta Income ETF                                                              --          (41,882)        (237,921)
First Trust NASDAQ Rising Dividend Achievers ETF                                        153,034               --       (2,853,499)
First Trust Dorsey Wright Focus 5 ETF                                                 3,141,303               --     (241,988,365)
First Trust RBA American Industrial Renaissance(R) ETF                                   51,095       (8,702,350)     (10,588,265)
First Trust RBA Quality Income ETF                                                           --         (382,116)        (560,566)
First Trust Dorsey Wright International Focus 5 ETF                                   2,974,301       (1,099,438)    (121,544,431)


F. INCOME TAXES

Each Fund intends to qualify or to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2012, 2013, 2014 and 2015 remain open to federal and state audit for MDIV and TDIV. Taxable years ended 2013, 2014 and 2015 remain open to federal and state audit for YDIV. Taxable years ended 2014 and 2015 remain open to federal and state audit for AIRR, FTHI, FTLB, FV, IFV, QINC, and RDVY. As of March 31, 2016, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                           MARCH 31, 2016 (UNAUDITED)

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. At September 30, 2015, the Funds had net capital losses for federal income tax purposes as shown in the table below. To the extent that these loss carryfowards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

                                                              Capital
                                                           Loss Available
                                                           --------------
First Trust NASDAQ Technology Dividend Index Fund          $   21,259,314
Multi-Asset Diversified Income Index Fund                      81,589,196
International Multi-Asset Diversified Income Index Fund         1,717,485
First Trust High Income ETF                                        41,359
First Trust Low Beta Income ETF                                    41,882
First Trust NASDAQ Rising Dividend Achievers ETF                       --
First Trust Dorsey Wright Focus 5 ETF                                  --
First Trust RBA American Industrial Renaissance(R) ETF          8,702,350
First Trust RBA Quality Income ETF                                382,116
First Trust Dorsey Wright International Focus 5 ETF             1,099,438

G. EXPENSES

Expenses that are directly related to the Funds are charged to First Trust pursuant to the Investment Management Agreement, with the exception of distribution and service fees pursuant to a Rule 12b-1 plan, if any, brokerage expenses, acquired fund fees and expenses, taxes, interest and extraordinary expenses, which are paid by each respective Fund. See Footnote 3 relating to a reduction in MDIV's annual unitary management fee.

First Trust has entered into licensing agreements with the following "Licensors" for the respective Funds:

FUND                                                            LICENSOR
First Trust NASDAQ Technology Dividend Index Fund               Nasdaq, Inc
Multi-Asset Diversified Income Index Fund                       Nasdaq, Inc
International Multi-Asset Diversified Income Index Fund         Nasdaq, Inc
First Trust NASDAQ Rising Dividend Achievers ETF                Nasdaq, Inc
First Trust Dorsey Wright Focus 5 ETF                           Dorsey, Wright & Associates, LLC
First Trust RBA American Industrial Renaissance(R) ETF          Richard Bernstein Advisors LLC
First Trust RBA Quality Income ETF                              Richard Bernstein Advisors LLC
First Trust Dorsey Wright International Focus 5 ETF             Dorsey, Wright & Associates, LLC
First Trust Dorsey Wright Dynamic Focus 5 ETF                   Dorsey, Wright & Associates, LLC


The respective license agreements allow for the use by First Trust of each Fund's respective index and of certain trademarks and trade names of the Licensor. The Funds are sub-licensees to the applicable license agreements.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                           MARCH 31, 2016 (UNAUDITED)

For these services, each Fund pays First Trust an annual unitary management fee based on each Fund's average daily net assets at a rate set forth below:


                                                                         Rate
                                                                       ---------
      First Trust NASDAQ Technology Dividend Index Fund                  0.50%
      Multi-Asset Diversified Income Index Fund                          0.60%
      International Multi-Asset Diversified Income Index Fund            0.70%
      First Trust High Income ETF                                        0.85%
      First Trust Low Beta Income ETF                                    0.85%
      First Trust NASDAQ Rising Dividend Achievers ETF                   0.50%
      First Trust Dorsey Wright Focus 5 ETF                              0.30%
      First Trust RBA American Industrial Renaissance(R) ETF             0.70%
      First Trust RBA Quality Income ETF                                 0.70%
      First Trust Dorsey Wright International Focus 5 ETF                0.30%
      First Trust Dorsey Wright Dynamic Focus 5 ETF                      0.30%

Pursuant to a contractual agreement between the Trust, on behalf of MDIV, and First Trust, the management fees paid to First Trust will be reduced by the proportional amount of the management fees earned by MDIV on assets invested in other investment companies advised by First Trust. This contractual agreement shall continue until the earlier of (i) its termination at the direction of the Trust's Board of Trustees or (ii) the termination of MDIV's management agreement with First Trust; however, it is expected to remain in place at least until January 31, 2017. First Trust does not have the right to recover the waived fees on the shares of investment companies advised by First Trust. For the period ended March 31, 2016, MDIV waived $464,262 of management fees.

First Trust is responsible for the expenses of each Fund including the cost of transfer agency, custody, fund administration, licensing fees, if applicable, legal, audit and other services, including any compensation to Trustees, and excluding distribution and service fees pursuant to a Rule 12b-1 plan, if any, brokerage expenses, acquired fund fees and expenses, taxes, interest, and extraordinary expenses, which are paid by each respective Fund. First Trust also provides fund reporting services to the Funds for a flat annual fee in the amount of $9,250 per Fund, which is covered under the annual unitary management fee.

The Trust has multiple service agreements with Brown Brothers Harriman & Co. ("BBH"). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BBH is responsible for custody of each Fund's assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of each Fund's securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for each fund.

At a meeting held on December 7, 2015, the Board of Trustees accepted Mr. Mark Bradley's resignation from his position as the President and Chief Executive Officer of the Trust, effective December 31, 2015. At the same meeting, the Board of Trustees elected Mr. James Dykas, formerly Chief Financial Officer and Treasurer of the Trust, to serve as the President and Chief Executive Officer, and Mr. Donald Swade, formerly an Assistant Treasurer of the Trust, to serve as the Treasurer, Chief Financial Officer and Chief Accounting Officer of the Trust.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Prior to January 1, 2016, the fixed annual retainer was allocated pro rata based on each fund's net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                           MARCH 31, 2016 (UNAUDITED)

                      4. PURCHASES AND SALES OF SECURITIES

For the six months ended March 31, 2016, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

                                                               Purchases             Sales
                                                            ----------------    ----------------
First Trust NASDAQ Technology Dividend Index Fund           $     85,888,704    $     86,633,228
Multi-Asset Diversified Income Index Fund                        394,673,899         394,904,345
International Multi-Asset Diversified Income Index Fund            9,909,715           9,885,535
First Trust High Income ETF                                        4,827,876           4,935,413
First Trust Low Beta Income ETF                                    4,295,790           4,308,933
First Trust NASDAQ Rising Dividend Achievers ETF                  16,314,136          16,639,012
First Trust Dorsey Wright Focus 5 ETF*                         1,527,405,909       1,525,766,876
First Trust RBA American Industrial Renaissance(R) ETF            12,655,267          12,667,232
First Trust RBA Quality Income ETF                                 6,561,555           6,542,219
First Trust Dorsey Wright International Focus 5 ETF*             116,061,588         116,723,160
First Trust Dorsey Wright Dynamic Focus 5 ETF                        251,113             257,137

For the six months ended March 31, 2016, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

                                                               Purchases             Sales
                                                            ----------------    ----------------
First Trust NASDAQ Technology Dividend Index Fund           $     48,320,178    $     75,558,119
Multi-Asset Diversified Income Index Fund                                 --         111,521,962
International Multi-Asset Diversified Income Index Fund            6,647,678           5,680,028
First Trust High Income ETF                                        1,998,538           1,972,537
First Trust Low Beta Income ETF                                    2,956,545           2,000,117
First Trust NASDAQ Rising Dividend Achievers ETF                   9,658,531          14,589,892
First Trust Dorsey Wright Focus 5 ETF*                           643,715,184       1,149,817,804
First Trust RBA American Industrial Renaissance(R) ETF               822,458          19,412,860
First Trust RBA Quality Income ETF                                 5,220,185           6,105,238
First Trust Dorsey Wright International Focus 5 ETF*              32,540,741         148,928,683
First Trust Dorsey Wright Dynamic Focus 5 ETF                      3,022,211                  --

* All transactions during the period ended March 31, 2016 were with affiliated funds.


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                           MARCH 31, 2016 (UNAUDITED)

                           5. DERIVATIVE TRANSACTIONS

Written option activity for FTHI was as follows:

                                                     Number of
Written Options                                      Contracts       Premiums
-------------------------------------------------    ----------    ------------
Options outstanding at beginning of period                23         $ 67,490
Options written                                           50          189,823
Options expired                                           --               --
Options exercised                                         --               --
Options closed                                           (49)        (155,056)
                                                        ----         --------
Options outstanding at March 31, 2016                     24         $102,257
                                                        ====         ========

Written option activity for FTLB was as follows:

                                                     Number of
Written Options                                      Contracts       Premiums
-------------------------------------------------    ----------    ------------
Options outstanding at beginning of period                32           58,503
Options written                                           63          254,488
Options expired                                           (2)          (1,954)
Options exercised                                         --               --
Options closed                                           (65)        (177,502)
                                                        ----         --------
Options outstanding at March 31, 2016                     28         $133,535
                                                        ====         ========


During the period ended March 31, 2016, FTLB held purchased options with market values ranging from $510 to $44,868, as measured at each month end.

The following tables present the types of derivatives held by the following Funds at March 31, 2016, the primary underlying risk exposure and the location of these instruments as presented on the Statements of Assets and Liabilities.

FTHI
                                             ASSET DERIVATIVES                                 LIABILITY DERIVATIVES
                              ------------------------------------------------    ------------------------------------------------
DERIVATIVE                          STATEMENTS OF ASSETS AND                            STATEMENTS OF ASSETS AND
INSTRUMENT     RISK EXPOSURE          LIABILITIES LOCATION            VALUE               LIABILITIES LOCATION            VALUE
-------------  -------------  ------------------------------------  ----------    ------------------------------------  ----------
Options        Equity Risk                     --                       --        Options written, at value             $  206,282


FTLB
                                             ASSET DERIVATIVES                                 LIABILITY DERIVATIVES
                              ------------------------------------------------    ------------------------------------------------
DERIVATIVE                          STATEMENTS OF ASSETS AND                            STATEMENTS OF ASSETS AND
INSTRUMENT     RISK EXPOSURE          LIABILITIES LOCATION            VALUE               LIABILITIES LOCATION            VALUE
-------------  -------------  ------------------------------------  ----------    ------------------------------------  ----------
Options        Equity Risk           Investments, at value          $   24,060*   Options written, at value             $  197,282

* Represents options purchased, included in Investments, at value.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the period ended March 31, 2016, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.

                                                                      EQUITY RISK
                                                               --------------------------
STATEMENTS OF OPERATIONS LOCATION                                  FTHI          FTLB
-----------------------------------------------------------------------------------------
Net realized gain (loss) on Investments**                      $         --   $    (3,778)
Net realized gain (loss) on Written options transactions             96,931        77,181
Net change in unrealized gain (loss) on Investments**                    --      (100,808)
Net change in unrealized gain (loss) on Written options held       (152,883)      (97,077)

** Represents put options purchased.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                           MARCH 31, 2016 (UNAUDITED)

                  6. CREATION, REDEMPTION AND TRANSACTION FEES

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant"). In order to purchase Creation Units of a Fund, an Authorized Participant must deposit (i) a designated portfolio of equity securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund shares (per Creation Unit aggregations) and the market value of the Deposited Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Purchasers of Creation Units must pay to BBH, as transfer agent, a creation fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease as each Fund's portfolio is adjusted to conform to changes in the composition of its corresponding index, except for FTHI and FTLB, which are actively managed. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When a Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee may increase or decrease as each Fund's portfolio is adjusted to conform to changes in the composition of its corresponding index, except for FTHI and FTLB, which are actively managed. Each Fund reserves the right to effect redemptions in cash. An Authorized Participant may request a cash redemption in lieu of securities; however, each Fund may, in its discretion, reject any such request.

The standard Creation Transaction Fees and the Redemption Transaction Fees for each Fund are as follows:

                                                                Creation                Redemption
                                                              Transaction              Transaction
                                                                  Fees                     Fees
                                                            ----------------         ----------------
First Trust NASDAQ Technology Dividend Index Fund           $            500         $            500
Multi-Asset Diversified Income Index Fund                              1,000                    1,000
International Multi-Asset Diversified Income Index Fund                3,400                    3,400
First Trust High Income ETF                                              750                      750
First Trust Low Beta Income ETF                                          750                      750
First Trust NASDAQ Rising Dividend Achievers ETF                         500                      500
First Trust Dorsey Wright Focus 5 ETF                                    500                      500
First Trust RBA American Industrial Renaissance(R) ETF                   500                      500
First Trust RBA Quality Income ETF                                       500                      500
First Trust Dorsey Wright International Focus 5 ETF                      500                      500
First Trust Dorsey Wright Dynamic Focus 5 ETF                            500                      500


                              7. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before January 31, 2017 for TDIV, MDIV, YDIV, FTHI, FTLB, RDVY, FV, AIRR, QINC, and IFV, and March 8, 2018 for FVC.


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                           MARCH 31, 2016 (UNAUDITED)

                               8. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined there was the following subsequent event:

On April 20, 2016, the following Funds declared a monthly distribution to shareholders of record on April 25,2016, payable April 29, 2016.

                                                                Per Share
                                                                 Amount
                                                               -----------
International Multi-Asset Diversified Income Index Fund         $ 0.0132
Multi-Asset Diversified Income Index Fund                       $ 0.0890
First Trust High Income ETF                                     $ 0.0775
First Trust Low Beta Income ETF                                 $ 0.0525

On March 18, 2016, First Trust announced that the Trust's Board of Trustees approved the merger of the First Trust Dividend and Income Fund ("FAV") into FTHI. FTHI will be the surviving fund. Under the terms of the proposed transaction, which is expected to be tax-free, FAV's assets would be transferred to, and FAV's liabilities would be assumed by, FTHI, and FAV's shareholders would receive shares of FTHI with a value equal to the aggregate net asset value of FAV's shares held by them at the valuation time, less any remaining applicable costs of the transaction. It is currently expected that the transaction will be consummated no later than October 31, 2016, subject to requisite shareholder approvals, satisfaction of applicable regulatory requirements and approvals, and customary closing conditions. There is no assurance when or whether such approvals, or any other approvals required for the transaction, will be obtained.

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ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                           MARCH 31, 2016 (UNAUDITED)


                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Funds' website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Funds' website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                               ADVISORY AGREEMENT

BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees of the First Trust Exchange-Traded Fund VI (the "Trust"), including the Independent Trustees, unanimously approved the Investment Management Agreement (the "Agreement") with First Trust Advisors L.P. ("First Trust") on behalf of First Trust Dorsey Wright Dynamic Focus 5 ETF (the "Fund"), for an initial two-year term at a meeting held on March 6-7, 2016. The Board of Trustees determined that the Agreement is in the best interests of the Fund in light of the extent and quality of services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreement for the Fund, the Independent Trustees received a report from First Trust in advance of the Board meeting responding to a request for information provided on behalf of the Independent Trustees that, among other things, outlined the services to be provided by First Trust to the Fund (including the relevant personnel responsible for these services and their experience); the proposed unitary fee structure for the Fund as compared to fees charged by investment advisors to other comparable exchange-traded funds ("ETFs") and as compared to fees charged to other ETFs managed by First Trust; the estimated expenses to be incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on First Trust; any fall out benefits to First Trust and its affiliate, First Trust Portfolios L.P. ("FTP"); and a summary of First Trust's compliance program. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by First Trust. The Board applied its business judgment to determine whether the arrangement between the Trust and First Trust is a reasonable business arrangement from the Fund's perspective as well as from the perspective of shareholders.

In evaluating whether to approve the Agreement for the Fund, the Board considered the nature, extent and quality of services to be provided by First Trust under the Agreement and considered that First Trust employees provide management services to other ETFs and to other investment companies in the First Trust fund complex with diligence and care. With respect to the Agreement, the Board considered that First Trust will be responsible for the overall management and administration of the Fund and reviewed services to be provided by First Trust to the Fund. The Board also considered the compliance program that had been developed by First Trust and the skills of its employees who would be working with the Fund. It also considered the efforts expended by First Trust in organizing the Trust and in arranging for other entities to provide services to the Fund. Since the Fund had yet to commence investment operations, the Board could not consider the historical investment performance of the Fund, but the Board did consider the hypothetical investment performance of the underlying index. The Board considered reports it receives on a quarterly basis showing the correlation and tracking error between other ETFs for which First Trust serves as investment advisor and their applicable underlying indexes. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of services to be provided to the Fund by First Trust under the Agreement are expected to be satisfactory.

The Board reviewed information regarding the proposed unitary fee structure for the Fund. The Board noted that under the Fund's unitary fee arrangement, the Fund would pay First Trust a fee equal to an annual rate of 0.30% of its average daily net assets and that First Trust would be responsible for the Fund's ordinary operating expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payments under the Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions (such as dividend and distribution expenses from securities sold short and/or other investment related costs), distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. Additionally, the Board noted First Trust's statement that the Fund will invest in other First Trust funds and will incur acquired fund fees and expenses

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                           MARCH 31, 2016 (UNAUDITED)

currently estimated to be approximately 0.29%, which are not payable out of the unitary fee, and that such fees and expenses will change over time as assets are reallocated among the underlying funds. The Board reviewed information provided by Management Practice Inc. ("MPI"), an independent source, for the Fund on the advisory fees and expense ratios of other comparable ETFs. The Board noted that the Fund's expense ratio (including acquired fund fees and expenses) under its proposed unitary fee was below the median net expense ratio (including acquired fund fees and expenses) of its MPI peer group. The Board compared the Fund's unitary fee to the total expense ratios (after fee waivers and/or expense reimbursements, if applicable) of other First Trust ETFs, including First Trust ETFs that pay a unitary fee, and to the advisory fees charged by First Trust to other advisory clients, noting that First Trust provides investment advisory services to another similar ETF for the same advisory fee. The Board noted that First Trust also provides advisory services to separately managed accounts with similar investment objectives and policies to the Fund, but noted First Trust's statement that the nature of services provided to such accounts are not comparable to those provided to the Fund. In light of the information considered and the nature, extent and quality of services expected to be provided to the Fund under the Agreement, the Board determined that the proposed unitary fee for the Fund was fair and reasonable.

The Board noted that the proposed unitary fee for the Fund was not structured to pass the benefits of any economies of scale on to shareholders as the Fund's assets grow. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit First Trust, but that a unitary fee structure provides a level of certainty in expenses for the Fund. The Board noted that First Trust has continued to invest in personnel and infrastructure for the First Trust fund complex. The Board took the costs to be borne by First Trust in connection with its services to be performed for the Fund under the Agreement into consideration and noted that First Trust was unable to estimate the profitability of the Agreement for the Fund to First Trust. The Board considered fall-out benefits described by First Trust that may be realized from its and FTP's relationship with the Fund, including First Trust's compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement, which would be included under the unitary fee. The Board also noted that First Trust would not utilize soft dollars in connection with its management of the Fund's portfolio. In addition, the Board considered that First Trust, as the investment advisor to the underlying ETFs in which the Fund would invest, will recognize additional revenue from the underlying ETFs if the Fund's investment causes their assets to grow.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement are fair and reasonable and that the approval of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT HTTP://WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND. FOR ADDITIONAL INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUNDS, PLEASE SEE THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION, AS WELL AS OTHER REGULATORY FILINGS. READ THESE DOCUMENTS CAREFULLY BEFORE YOU INVEST. FIRST TRUST PORTFOLIOS L.P. IS THE DISTRIBUTOR OF THE FIRST TRUST EXCHANGE-TRADED FUND VI.

The following summarizes some of the risks that should be considered for the Funds. A Fund is subject to the risk that a particular security owned by a Fund or shares of the Fund in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall Fund share values could decline generally or could underperform other investments.

Only an authorized participant may engage in creation or redemption transactions directly for each Fund. The Trust has a limited number of institutions that act as authorized participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to a Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, Fund shares may trade at a discount to the Fund's net asset value and possibly face delisting.

An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. Investors buying or selling Fund shares on the secondary market may incur brokerage commissions. In addition, investors who sell Fund shares may receive less than the Fund shares' net asset value. Unlike shares of open-end mutual funds, investors are generally not able to purchase ETF shares directly from a Fund and individual ETF shares are not redeemable. However, specified large blocks of ETF shares called creation units can be purchased from, or redeemed to, a Fund.

The Multi-Asset Diversified Income Index Fund, International Multi-Asset Diversified Income Index Fund, First Trust NASDAQ Technology Dividend Index Fund, First Trust NASDAQ Rising Dividend Achievers ETF, First Trust RBA Quality Income ETF, First Trust RBA American Industrial Renaissance(R) ETF, First Trust Dorsey Wright Focus 5 ETF, First Trust Dorsey Wright International Focus 5 ETF, and First Trust Dorsey Wright Dynamic Focus 5 ETF are subject to index tracking risk. You should anticipate that the value of each Fund's shares will decline, more or less, in correlation with any decline in the value of that Fund's corresponding index. A Fund may be affected by a general decline in certain market segments relating to a Fund's corresponding index. A Fund invests in securities included in or representative of its corresponding index regardless of its investment merit. A Fund generally will not attempt to take defensive positions in declining markets.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                           MARCH 31, 2016 (UNAUDITED)

The Multi-Asset Diversified Income Index Fund, International Multi-Asset Diversified Income Index Fund, First Trust NASDAQ Technology Dividend Index Fund, First Trust NASDAQ Rising Dividend Achievers ETF, First Trust RBA Quality Income ETF, First Trust RBA American Industrial Renaissance(R) ETF, First Trust Dorsey Wright Focus 5 ETF, First Trust Dorsey Wright International Focus 5 ETF, and First Trust Dorsey Wright Dynamic Focus 5 ETF's returns may not match the return of the index it seeks to track for a number of reasons. While First Trust seeks to have a correlation of 0.95 or better, before expenses, between a Fund's performance and the performance of its corresponding index, there can be no assurance that a Fund will be able to achieve such a correlation. Accordingly, each Fund's performance may correlate to a lesser extent and may possibly vary substantially from the performance of its corresponding index. You should anticipate that the value of Fund shares will decline more or less in correlation with any decline in the value of the Fund's Index.

The Multi-Asset Diversified Income Index Fund, International Multi-Asset Diversified Income Index Fund, First Trust NASDAQ Technology Dividend Index Fund, First Trust NASDAQ Rising Dividend Achievers ETF, First Trust RBA Quality Income ETF, First Trust RBA American Industrial Renaissance(R) ETF, First Trust Dorsey Wright Focus 5 ETF, First Trust Dorsey Wright International Focus 5 ETF, and First Trust Dorsey Wright Dynamic Focus 5 ETF are exposed to additional market risk due to their policy of investing principally in the securities included in their respective corresponding indices. As a result of this policy, securities held by each Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. As a result, a Fund will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from the Fund's index.

The Multi-Asset Diversified Income Index Fund, International Multi-Asset Diversified Income Index Fund, First Trust NASDAQ Technology Dividend Index Fund, First Trust NASDAQ Rising Dividend Achievers ETF, First Trust RBA Quality Income ETF, First Trust RBA American Industrial Renaissance(R) ETF, First Trust Dorsey Wright Focus 5 ETF, First Trust Dorsey Wright International Focus 5 ETF, and First Trust Dorsey Wright Dynamic Focus 5 ETF rely on a license and related sublicense from an index provider that permits each Fund to use its corresponding index and associated trade names, trademarks and service marks in connection with the name and investment strategies of the Fund. Such license and related sublicense may be terminated by the index provider and, as a result, a Fund may lose its ability to use such intellectual property. There is no guarantee the index provider has all the rights to license such intellectual property on behalf of a Fund. In the event the license is terminated or the index provider does not have rights to license such intellectual property, it may have a significant effect on the operation of the respective Fund.

The First Trust High Income ETF and First Trust Low Beta Income ETF are subject to management risk because of their actively managed portfolios. In managing such a Fund's investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a Fund will meet its investment objective.

The First Trust High Income ETF and First Trust Low Beta Income ETF may, under certain circumstances, effect a portion of creations and redemptions for cash, rather than in-kind securities, particularly for the puts and call options in which the Funds invest. As a result, an investment in the Funds may be less tax-efficient than an investment in an ETF that effects its creations and redemption for in-kind securities. Because the Funds may effect a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses, and may also result in higher brokerage costs.

The First Trust High Income ETF and First Trust Low Beta Income ETF may invest in derivatives. A Fund's use of derivatives, such as call options, can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the options. These risks are heightened when a Fund's portfolio managers use options to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based. The option positions employed by the First Trust High Income ETF and First Trust Low Beta Income ETF may present additional risk. When selling a call option, a Fund will receive a premium; however, this premium may not be enough to offset a loss incurred by a Fund if the Index level at the expiration of the call option is above the strike price by an amount equal to or greater than the premium. The value of an option may be adversely affected if the market for the option becomes less liquid or smaller, and will be affected by changes in the value and dividend rates of the stock subject to the option, an increase in interest rates, a change in the actual and perceived volatility of the stock market and the common stock and the remaining time to expiration. Additionally, the value of an option does not increase or decrease at the same rate as the underlying stock(s). In fact, a Fund's use of options may reduce the Fund's ability to profit from increases in the value of the underlying stock(s).

The First Trust High Income ETF, First Trust Low Beta Income ETF, First Trust NASDAQ Rising Dividend Achievers ETF, First Trust RBA Quality Income ETF and First Trust RBA American Industrial Renaissance(R) ETF currently have fewer assets than larger, more established funds, and like other funds with fewer assets, large inflows and outflows may impact the Funds' market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. Also, during the initial invest-up period, a Fund may depart from its principal investment strategies and invest a larger amount or all of its assets in cash equivalents or it may hold cash.


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                      FIRST TRUST EXCHANGE-TRADED FUND VI
                           MARCH 31, 2016 (UNAUDITED)

Each Fund is subject to issuer specific change risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

The Multi-Asset Diversified Income Index Fund, International Multi-Asset Diversified Income Index Fund, First Trust NASDAQ Technology Dividend Index Fund, First Trust NASDAQ Rising Dividend Achievers ETF, First Trust RBA Quality Income ETF, First Trust RBA American Industrial Renaissance(R) ETF, First Trust Dorsey Wright Focus 5 ETF, First Trust Dorsey Wright International Focus 5 ETF, and First Trust Dorsey Wright Dynamic Focus 5 ETF each may be concentrated in stocks of companies in an individual industry if a Fund's corresponding index is concentrated in such industry. A concentration makes a Fund more susceptible to any single occurrence affecting the industry and may subject a Fund to greater market risk than more diversified funds.

The First Trust NASDAQ Technology Dividend Index Fund, First Trust High Income ETF, First Trust Low Beta Income ETF, First Trust Dorsey Wright Focus 5 ETF, First Trust Dorsey Wright International Focus 5 ETF, and First Trust Dorsey Wright Dynamic Focus 5 ETF are considered to be non-diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, each Fund is only limited as to the percentage of its assets that may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Funds may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Funds may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly concentrated in certain issuers.

Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Fund's assets can decline as can the value of a Fund's distributions. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Certain Funds may invest in non-U.S. securities that are either directly listed on a U.S. securities exchange or in the form of Depositary Receipts, or in non-U.S. securities listed on a foreign exchange. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries.

Depositary Receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of Depositary Receipts are usually subject to a fee charged by the depositary. Holders of Depositary Receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of Depositary Receipts because such restrictions may limit the ability to convert equity shares into Depositary Receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the Depositary Receipts.

There is no guarantee that the issuers of a Fund's portfolio securities will declare dividends in the future or that, if declared, they will either remain at current levels or increase over time.

Each Fund may invest in small and mid-capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

The Multi-Asset Diversified Income Index Fund and International Multi-Asset Diversified Income Index Fund are subject to the risks of investing in MLPs. An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. In addition, there is the risk that a MLP could be, contrary to its intention, taxed as a corporation, resulting in decreased returns from such MLP.

The Multi-Asset Diversified Income Index Fund and International Multi-Asset Diversified Income Index Fund invest in REITs. Therefore, the Funds are subject to the risks associated with investing in real estate, which may include, but are not limited to, fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate industry. In addition to risks related to investments in real estate generally, investing in REITs involves certain other risks related to their structure and focus, which include, but are not limited to, dependency upon management skills, limited diversification, the risks of locating and managing financing for projects, heavy cash flow dependency, possible default by borrowers, the costs and potential losses of self-liquidation of one or more holdings, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages, changes in neighborhood values and appeal to purchases, the possibility of failing to maintain exemptions from registration under the 1940 Act and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities.


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                      FIRST TRUST EXCHANGE-TRADED FUND VI
                           MARCH 31, 2016 (UNAUDITED)

The Multi-Asset Diversified Income Index Fund, International Multi-Asset Diversified Income Index Fund, First Trust Dorsey Wright Focus 5 ETF, First Trust Dorsey Wright International Focus 5 ETF, and First Trust Dorsey Wright Dynamic Focus 5 ETF may invest in ETFs. ETFs are generally index funds bought and sold on a securities exchange. An ETF trades like common stock and represents a portfolio of securities designed to track a particular market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs.

The Multi-Asset Diversified Income Index Fund and International Multi-Asset Diversified Income Index Fund invest in an ETF that invests in high yield securities, which are subject to greater market fluctuations and risk of loss than securities with higher investment ratings and, therefore, may be highly speculative. These securities are issued by companies that may have limited operating history, narrowly focused operations, and/or other impediments to the timely payment of periodic interest and principal at maturity. If the economy slows down or dips into recession, the issuers of high-yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity. The market for high-yield securities is smaller and less liquid than that for investment grade securities. High yield securities are generally not listed on a national securities exchange but trade in the over the counter markets. Due to the smaller, less liquid market for high-yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete.

The Multi-Asset Diversified Income Index Fund and International Multi-Asset Diversified Income Index Fund invest in preferred securities. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities are also subject to credit risk, interest rate risk and income risk.

Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments. Credit risk may be heightened for a Fund because it may invest in exchange-traded funds that invest in "high yield" or "junk" debt; such securities, while generally offering higher yields than investment-grade debt with similar maturities, involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer's capacity to pay dividends or interest and repay principal.

The First Trust NASDAQ Technology Dividend Index Fund, First Trust NASDAQ Rising Dividend Achievers ETF, First Trust Dorsey Wright Focus 5 ETF, and First Trust Dorsey Wright Dynamic Focus 5 ETF invest in the securities of companies in the information technology sector. General risks of information technology companies include the risks of rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards, and frequent new product introductions. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel.

The First Trust NASDAQ Technology Dividend Index Fund invests in companies in the telecommunications sector. Telecommunications companies are subject to risks, such as: a market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations that may make various products and services obsolete.

The International Multi-Asset Diversified Income Index Fund's net asset value is determined on the basis of U.S. dollars and the Fund may invest in foreign listed securities; therefore, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings goes up.

The Multi-Asset Diversified Income Index Fund and International Multi-Asset Diversified Income Index Fund invest in ETFs that invests in fixed income securities. Fixed income securities are subject to credit risk and interest rate risk. The ETFs may invest in high yield fixed income securities, commonly referred to as "junk" bonds. If interest rates rise, the prices of the fixed-rate instruments held by a Fund may fall. Interest rate risk is generally lower for shorter term investments and higher for longer-term investments.

The International Multi-Asset Diversified Income Index Fund invests in infrastructure companies and is subject to certain risks inherent in investing in these types of securities. Infrastructure companies may be directly affected by energy commodity prices, especially infrastructure companies which own the underlying energy commodity. A decrease in the production or availability of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution may adversely impact the financial performance of infrastructure companies. Infrastructure companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including


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                      FIRST TRUST EXCHANGE-TRADED FUND VI
                           MARCH 31, 2016 (UNAUDITED)

civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of energy infrastructure companies. Natural disasters, such as hurricanes in the Gulf of Mexico, also may impact energy infrastructure companies.

The Multi-Asset Diversified Income Index Fund invests in the securities of companies in the energy sector. The companies in the energy sector include integrated oil companies that are involved in the exploration, production and refining process, gas distributors and pipeline-related companies and other energy companies involved with mining, producing and delivering energy-related services and drilling. General problems of issuers in the energy sector include volatile fluctuations in price and supply of energy fuels, international politics, terrorist attacks, reduced demand, the success of exploration projects, clean-up and litigation costs relating to oil spills and environmental damage, and tax and other regulatory policies of various governments. Natural disasters, such as hurricanes in the Gulf of Mexico, also impact the petroleum industry. Oil production and refining companies are subject to extensive federal, state and local environmental laws and regulations regarding air emissions and the disposal of hazardous materials. In addition, oil prices are generally subject to extreme volatility.

The Multi-Asset Diversified Income Index Fund, International Multi-Asset Diversified Income Index Fund, First Trust RBA Quality Income ETF and First Trust RBA American Industrial Renaissance(R) ETF invest in the securities of companies in the financial service sector which may include banks, thrifts, brokerage firms, broker/dealers, investment banks, finance companies and companies involved in the insurance industry, each of which are subject to the adverse effects of economic recession; government regulation; decreases in the availability of capital; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business. In addition, the Funds may invest in companies that may be significantly affected by the downturn in the U.S. and world economies that began with the significant decline in the subprime mortgage lending market in the United States.

The International Multi-Asset Diversified Income Index Fund and First Trust RBA Quality Income ETF invest in the securities of companies in the utilities sector. Utilities companies are subject to the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market's ability to absorb utility debt. In addition, taxes, government regulation, global politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for utilities. All of such issuers have been experiencing certain of these problems in varying degrees.

The First Trust RBA American Industrial Renaissance(R) ETF invests in the securities of community banks. Such companies were significantly impacted by the downturn in the U.S. and world economies that began with the decline in the subprime mortgage lending market in the United States. These conditions have brought about legislative and regulatory changes, changes in short-term and long-term interest rates, inflation and changes in government monetary and fiscal policies, all of which have had a significant impact on the banking business. Unlike larger national or other regional banks that are more geographically diversified, a community bank's financial performance may be highly dependent upon the business environment in certain geographic regions of the United States and may be adversely impacted by any downturn or unfavorable economic or employment developments in its local market and the United States as a whole. In particular, this environment impacts the ability of borrowers to pay interest on and repay principal of outstanding loans and the value of collateral securing those loans. Also, the securities of community banks are often subject to low trading volume and low analyst coverage.

The First Trust RBA American Industrial Renaissance(R) ETF invests in industrials companies. Industrials companies convert unfinished goods into finished durables used to manufacture other goods or provide services. Some industrials companies are involved in electrical equipment and components, industrial products, manufactured housing and telecommunications equipment. General risks of industrials companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.

The Multi-Asset Diversified Income Index Fund, First Trust Dorsey Wright Focus 5 ETF, First Trust Dorsey Wright International Focus 5 ETF and First Trust Dorsey Wright Dynamic Focus 5 ETF invest in securities of affiliated ETFs, which involves additional expenses that would not be present in a direct investment in such affiliated ETFs. Furthermore, the Funds' investment performance and risks are directly related to the investment performance and risks of the affiliated ETFs.

The ETFs in which the First Trust Dorsey Wright Focus 5 ETF and First Trust Dorsey Wright Dynamic Focus 5 ETF may invest are invested in biotechnology and pharmaceutical companies are subject to changing government regulation which could have a negative effect on the price, profitability and availability of their products and services. Regulations have been proposed to increase the availability and affordability of prescription drugs including proposals to increase access to generic drugs and to increase the rebates paid by drug manufacturers in exchange for Medicaid coverage of their products. Whether such proposals will be adopted cannot be predicted. In addition, such companies face increasing competition from existing generic drugs, the termination of their patent protection for certain drugs and technological advances which render


                                                                         Page 93


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                      FIRST TRUST EXCHANGE-TRADED FUND VI
                           MARCH 31, 2016 (UNAUDITED)

their products or services obsolete. The research and development costs required to bring a drug to market are substantial and may include a lengthy review by the government, with no guarantee that the product will ever be brought to market or show a profit. In addition, the potential for an increased amount of required disclosure of proprietary scientific information could negatively impact the competitive position of these companies. Many of these companies may not offer certain drugs or products for several years, and as a result, may have significant losses of revenue and earnings.

The ETFs in which the First Trust Dorsey Wright Focus 5 ETF and First Trust Dorsey Wright Dynamic Focus 5 ETF may invest are invested in consumer discretionary companies which are companies that provide non-essential goods and services such as retailers, media companies and consumer services. These companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.

The ETFs in which the First Trust Dorsey Wright Focus 5 ETF and First Trust Dorsey Wright Dynamic Focus 5 ETF may invest are invested in the securities of consumer staples companies, which provide products directly to the consumer that are typically considered non-discretionary items based on consumer purchasing habits. The success of these companies is affected by a variety of factors, such as government regulations, which may affect the permissibility of using various food additives and the production methods of companies that manufacture food products.

The ETFs in which the First Trust Dorsey Wright Focus 5 ETF and First Trust Dorsey Wright Dynamic Focus 5 ETF may invest are invested in health care companies, which are involved in medical services or health care, including biotechnology research and production, drugs and pharmaceuticals and health care facilities and services, and are subject to extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulation. Research and development costs of bringing new drugs to market are substantial, and there is no guarantee that the product will ever come to market. Health care facility operators may be affected by the demand for services, efforts by government or insurers to limit rates, restriction of government financial assistance and competition from other providers.

The ETFs in which the First Trust Dorsey Wright Focus 5 ETF and First Trust Dorsey Wright Dynamic Focus 5 ETF may invest are invested in the securities of Internet companies. Internet companies are subject to rapid changes in technology, worldwide competition, rapid obsolescence of products and services, loss of patent protections, cyclical market patterns, evolving industry standards and frequent new product introductions. The Fund's investment in Internet companies may also be subject to the risk of owning small capitalization companies that have recently begun operations.

The ETFs in which the First Trust Dorsey Wright International Focus 5 ETF will be five First Trust country/region-based ETFs. The shares of an ETF trade like common stock and represent a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs.

The Indexes for First Trust Dorsey Wright Focus 5 ETF, First Trust Dorsey Wright International Focus 5 ETF and First Trust Dorsey Wright Dynamic Focus 5 ETF employ a "momentum" style methodology that emphasizes selecting ETFs that have had higher recent price performance compared to other ETFs. First Trust Dorsey Wright Focus 5 ETF and First Trust Dorsey Wright International Focus 5 ETF may be subject to more risk because ETFs in which the Funds invests may be more volatile than a broad cross-section of ETFs or the returns on ETFs that have previously exhibited price momentum are less than returns on other styles of investing or the overall stock market. Momentum can turn quickly and cause significant variation from other types of investments.

For Multi-Asset Diversified Income Index Fund, First Trust Dorsey Wright Focus 5 ETF, First Trust Dorsey Wright International Focus 5 ETF and First Trust Dorsey Wright Dynamic Focus 5 ETF, pursuant to the methodology that the index provider uses to calculate and maintain each Fund's underlying indexes, each Fund may own a significant portion of the First Trust ETFs. Such ETFs may be removed from the underlying Index in the event that it does not comply with the eligibility requirements of the underlying index. As a result, each Fund may be forced to sell shares of certain First Trust ETFs at inopportune times or for prices other than at current market values or may elect not to sell such shares on the day that they are removed from the underlying index, due to market conditions or otherwise. Due to these factors, the variation between such Fund's annual return and the return of the underlying index may increase significantly. Apart from scheduled rebalances, the index provider may carry out additional ad hoc rebalances to the underlying index to, for example, correct an error in the selection of constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances may also expose each Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the index provider may increase each Fund's costs and market exposure.

The Funds may be constituents of one or more indices. As a result, the Funds may be included in one or more index-tracking ETFs or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Funds, the size of the Funds and the market volatility of the Funds. Inclusion in an index could significantly increase demand for the Funds


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                      FIRST TRUST EXCHANGE-TRADED FUND VI
                           MARCH 31, 2016 (UNAUDITED)

and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Funds' NAVs could be negatively impacted and the Funds' market prices may be significantly below the Funds' net asset values during certain periods. In addition, index rebalances may potentially result in increased trading activity. To the extent buying or selling activity increases, the Funds can be exposed to increased brokerage costs and adverse tax consequences and the market price of the Funds can be negatively affected.

The First Trust Dorsey Wright Dynamic Focus 5 ETF may invest in U.S. government obligations. U.S. government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. government or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

          NOT FDIC INSURED     NOT BANK GUARANTEED     MAY LOSE VALUE


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


FIRST TRUST

First Trust Exchange-Traded Fund VI

Investment Advisor
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

Administrator, Custodian,
Fund Accountant &
Transfer Agent
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110

Independent Registered
Public Accounting firm
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

Legal Counsel
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603


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




                                  APPENDIX IV

   Pro forma financial statements relating to the combination of FAV and FTHI pursuant to the Merger. Such pro forma financial statements included therein shall be incorporated herein by reference.


           PRO FORMA SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS


FIRST TRUST DIVIDEND AND INCOME FUND AND FIRST TRUST HIGH INCOME ETF PORTFOLIO OF INVESTMENTS
MARCH 31, 2016 (UNAUDITED)

   FAV     FTHI    COMBINED                                                                                  PRO FORMA
 SHARES/  SHARES/  SHARES/                                                          FAV          FTHI       ADJUSTMENTS   COMBINED
  UNITS    UNITS    UNITS            DESCRIPTION                                   VALUE         VALUE          (1)        VALUE
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 84.3%
                            AEROSPACE & DEFENSE - 1.7%

        -    220       220  Boeing (The) Co.                                    $         -   $   $27,927               $    27,927

        -    560       560  Curtiss-Wright Corp.                                          -        42,375                    42,375

                            Honeywell
    9,500      -     9,500  International, Inc.      (a)                          1,064,475             -                 1,064,475

                            Honeywell
        -    994       994  International, Inc.                                           -       111,378                   111,378

                            Huntington Ingalls
        -    741       741  Industries, Inc.                                              -       101,472                   101,472
                                                                                ----------------------------------------------------
                                                                                  1,064,475       283,152                 1,347,627
                                                                                ----------------------------------------------------
                            AIR FREIGHT & LOGISTICS - 0.2%

                            United Parcel Service,
        -  1,723     1,723  Inc., Class B            (b)                                  -       181,725                   181,725
                                                                                ----------------------------------------------------

                            AIRLINES - 0.2%
        -    447       447  Alaska Air Group, Inc.   (b)                                  -        36,663                    36,663

        -    138       138  Allegiant Travel Co.                                          -        24,572                    24,572

        -    578       578  JetBlue Airways Corp.    (c)                                  -        12,208                    12,208

        -  1,243     1,243  Spirit Airlines, Inc.    (c)                                  -        59,639                    59,639
                                                                                ----------------------------------------------------
                                                                                          -       133,082                   133,082
                                                                                ----------------------------------------------------
                            AUTO COMPONENTS - 0.1%

        -    595       595  Lear Corp.                                                    -        66,146                    66,146

        -    686       686  Visteon Corp.                                                 -        54,599                    54,599
                                                                                ----------------------------------------------------
                                                                                          -       120,745                   120,745
                                                                                ----------------------------------------------------

                            AUTOMOBILES - 1.2%

   30,000      -    30,000  General Motors Co.                                      942,900             -                   942,900
                                                                                ----------------------------------------------------
                            BANKS - 11.3%

   28,000      -    28,000  BB&T Corp.                                              931,560             -                   931,560

   70,000      -    70,000  F.N.B. Corp.             (a)                            910,700             -                   910,700

   40,000      -    40,000  Fifth Third Bancorp                                     667,600             -                   667,600

   43,000      -    43,000  JPMorgan Chase & Co.                                  2,546,460             -                 2,546,460

        -  1,981     1,981  JPMorgan Chase & Co.     (a)                                  -       117,315                   117,315

    9,500      -     9,500  M&T Bank Corp.                                        1,054,500             -                 1,054,500

   20,000      -    20,000  PacWest Bancorp                                         743,000             -                   743,000

   44,000      -    44,000  Wells Fargo & Co.                                     2,127,840             -                 2,127,840
                                                                                ----------------------------------------------------
                                                                                  8,981,660       117,315                 9,098,975
                                                                                ----------------------------------------------------
                            BIOTECHNOLOGY - 2.2%

   26,000      -    26,000  AbbVie, Inc.             (a)                          1,485,120             -                 1,485,120

        -    999       999  Amgen, Inc.              (a)                                  -       149,780                   149,780

        -    148       148  Biogen, Inc.             (b)                                  -        38,527                    38,527

        -  1,297     1,297  Gilead Sciences, Inc.    (c)                                  -       119,143                   119,143

                            United Therapeutics
        -    139       139  Corp.                                                         -        15,489                    15,489
                                                                                ----------------------------------------------------
                                                                                  1,485,120       322,939                 1,808,059
                                                                                ----------------------------------------------------
                            CAPITAL MARKETS - 2.1%

        -    549       549  BlackRock, Inc.          (c)                                  -       186,973                   186,973

                            Charles Schwab (The)
   27,500      -    27,500  Corp.                    (b)                            770,550             -                   770,550

   25,000      -    25,000  Invesco Ltd.                                            769,250             -                   769,250
                                                                                ----------------------------------------------------
                                                                                  1,539,800       186,973                 1,726,773
                                                                                ----------------------------------------------------
                            CHEMICALS - 1.0%

        -    252       252  Albemarle Corp.                                               -        16,110                    16,110

        -  2,131     2,131  Dow Chemical Co.                                              -       108,383                   108,383

                            LyondellBasell
    7,500      -     7,500  Industries N.V., Class A (b)                            641,850             -                   641,850
                                                                                ----------------------------------------------------
                                                                                    641,850       124,493                   766,343
                                                                                ----------------------------------------------------
                            COMMERCIAL SERVICES & SUPPLIES - 1.3%

   60,000      -    60,000  Covanta Holding Corp.                                 1,011,600             -                 1,011,600

        -    368       368  Deluxe Corp.                                                  -        22,996                    22,996
                                                                                ----------------------------------------------------
                                                                                  1,011,600        22,996                 1,034,596
                                                                                ----------------------------------------------------
                            COMMUNICATIONS EQUIPMENT - 0.2%

        -  5,578     5,578  Cisco Systems, Inc.                                           -       158,806                   158,806
                                                                                ----------------------------------------------------
                            CONSTRUCTION & ENGINEERING - 0.0%

        -    651       651  EMCOR Group, Inc.        (b)                                  -        31,639                    31,639
                                                                                ----------------------------------------------------
                            CONSUMER FINANCE - 1.2%

   15,500      -    15,500  American Express Co.                                    951,700             -                   951,700
                                                                                ----------------------------------------------------

FIRST TRUST DIVIDEND AND INCOME FUND AND FIRST TRUST HIGH INCOME ETF PORTFOLIO OF INVESTMENTS (CONTINUED)
MARCH 31, 2016 (UNAUDITED)

   FAV     FTHI    COMBINED                                                                                  PRO FORMA
 SHARES/  SHARES/  SHARES/                                                          FAV          FTHI       ADJUSTMENTS   COMBINED
  UNITS    UNITS    UNITS            DESCRIPTION                                   VALUE         VALUE          (1)        VALUE
------------------------------------------------------------------------------------------------------------------------------------
                            CONTAINERS & PACKAGING - 0.2%

        -    937       937  Bemis Co., Inc.                                               -        48,518                    48,518

        -  2,204     2,204  Sonoco Products Co.                                           -       107,048                   107,048
                                                                                ----------------------------------------------------
                                                                                          -       155,566                   155,566
                                                                                ----------------------------------------------------
                            DIVERSIFIED TELECOMMUNICATIONS - 4.1%

   58,200      -    58,200  AT&T, Inc.                                            2,279,694             -                 2,279,694

                            Verizon Communications,
   12,700      -    12,700  Inc.                     (a)                            686,816             -                   686,816

        -  4,472     4,472  AT&T, Inc.               (a)                                  -       175,168                   175,168

                            Verizon Communications,
        -  3,271     3,271  Inc.                     (b)                                  -       176,896                   176,896
                                                                                ----------------------------------------------------
                                                                                  2,966,510       352,064                 3,318,574
                                                                                ----------------------------------------------------
                            ELECTRIC UTILITIES - 1.7%
        -  2,216     2,216  Duke Energy Corp.        (b)                                  -       178,787                   178,787

        -    115       115  NextEra Energy, Inc.                                          -        13,609                    13,609

   30,000      -    30,000  PPL Corp.                                             1,142,100             -                 1,142,100
                                                                                ----------------------------------------------------
                                                                                  1,142,100       192,396                 1,334,496
                                                                                ----------------------------------------------------
                            ELECTRONIC EQUIPMENT, INSTRUMENTS &
                            COMPONENTS - 0.1%

        -    777       777  Arrow Electronics, Inc.  (a)                                  -        50,046                    50,046

        -    144       144  SYNNEX Corp.             (c)                                  -        13,333                    13,333
                                                                                ----------------------------------------------------
                                                                                          -        63,379                    63,379
                                                                                ----------------------------------------------------
                            ENERGY EQUIPMENT & SERVICES - 0.4%

   33,500      -    33,500  Noble Corp. PLC                                         346,725             -                   346,725

        -    185       185  Schlumberger Ltd.                                             -        13,644                    13,644
                                                                                ----------------------------------------------------
                                                                                    346,725        13,644                   360,369
                                                                                ----------------------------------------------------
                            FOOD & STAPLES RETAILING - 1.9%

   12,000      -    12,000  VS Health Corp.                                       1,244,760             -                 1,244,760

        -  1,401     1,401  CVS Health Corp.                                              -       145,326                   145,326

        -  2,490     2,490  Wal-Mart Stores, Inc.                                         -       170,540                   170,540
                                                                                ----------------------------------------------------
                                                                                  1,244,760       315,866                 1,560,626
                                                                                ----------------------------------------------------
                            FOOD PRODUCTS - 2.2%

   25,000      -    25,000  B&G Foods, Inc.          (b)                            870,250             -                   870,250

        -    381       381  Ingredion, Inc.                                               -        40,687                    40,687

   10,000     -     10,000  Kraft Heinz Co.                                         785,600             -                   785,600

        -  2,186     2,186  Pilgrim's Pride Corp.                                         -        55,524                    55,524
                                                                                ----------------------------------------------------
                                                                                  1,655,850        96,211                 1,752,061
                                                                                ----------------------------------------------------
                            GAS UTILITIES - 0.1%

        -    447       447  Atmos Energy Corp.                                            -        33,194                    33,194

        -    394       394  ONE Gas, Inc.                                                 -        24,074                    24,074

        -  1,108     1,108  UGI Corp.                                                     -        44,641                    44,641
                                                                                ----------------------------------------------------
                                                                                          -       101,909                   101,909
                                                                                ----------------------------------------------------
                            HEALTH CARE EQUIPMENT & SUPPLIES - 2.1%

   22,300      -    22,300  Medtronic PLC                                         1,672,500             -                 1,672,500
                                                                                ----------------------------------------------------
                            HEALTH CARE PROVIDERS & SERVICES - 0.3%

        -    234       234  Centene Corp.            (a)                                  -        14,407                    14,407
                            Express Scripts Holding
        -    531       531  Co.                      (c)                                  -        36,475                    36,475
                            UnitedHealth Group,
        -  1,057     1,057  Inc.                     (c)                                  -       136,247                   136,247
                            WellCare Health Plans,
        -    670       670  Inc.                                                          -        62,143                    62,143
                                                                                ----------------------------------------------------
                                                                                          -       249,272                   249,272
                                                                                ----------------------------------------------------
                            HOTELS RESTAURANTS & LEISURE - 3.1%

   11,500      -    11,500  DineEquity, Inc.         (c)                          1,074,445             -                 1,074,445

                            Six Flags Entertainment
   22,000      -    22,000  Corp.                    (a)                          1,220,780             -                 1,220,780

                            Brinker International,
        -  1,892     1,892  Inc.                     (a)                                  -        86,937                    86,937

        -    329       329  Las Vegas Sands Corp.                                         -        17,003                    17,003

        -    650       650  McDonald's Corp.                                              -        81,692                    81,692

        -    116       116  Panera Bread Co.                                              -        23,760                    23,760
                                                                                ----------------------------------------------------
                                                                                  2,295,225       209,392                 2,504,617
                                                                                ----------------------------------------------------
                            HOUSEHOLD DURABLES - 0.1%

        -     45        45  NVR, Inc.                (c)                                  -        77,958                    77,958
                                                                                ----------------------------------------------------
                            HOUSEHOLD PRODUCTS - 0.1%

                            Procter & Gamble (The)
        -    738       738  Co.                      (c)                                  -        60,745                    60,745
                                                                                ----------------------------------------------------
                            INDUSTRIAL CONGLOMERATES - 4.6%

        -    241       241  Carlisle Cos., Inc.                                           -        23,980                    23,980

  110,000      -   110,000  General Electric Co.                                  3,496,900             -                 3,496,900

        -  5,770     5,770  General Electric Co.     (a)                                  -       183,428                   183,428
                                                                                ----------------------------------------------------
                                                                                  3,496,900       207,408                 3,704,308
                                                                                ----------------------------------------------------
                            INSURANCE - 4.4%

   12,000      -    12,000  ACE, Ltd.                (b)                          1,429,800             -                 1,429,800

                            Arthur J. Gallagher &
   23,000      -    23,000  Co.                                                   1,023,040             -                 1,023,040

   24,500      -    24,500  MetLife, Inc.                                         1,076,530             -                 1,076,530
                                                                                ----------------------------------------------------
                                                                                  3,529,370             -                 3,529,370
                                                                                ----------------------------------------------------

FIRST TRUST DIVIDEND AND INCOME FUND AND FIRST TRUST HIGH INCOME ETF PORTFOLIO OF INVESTMENTS (CONTINUED)
MARCH 31, 2016 (UNAUDITED)

   FAV     FTHI    COMBINED                                                                                  PRO FORMA
 SHARES/  SHARES/  SHARES/                                                          FAV          FTHI       ADJUSTMENTS   COMBINED
  UNITS    UNITS    UNITS            DESCRIPTION                                   VALUE         VALUE          (1)        VALUE
------------------------------------------------------------------------------------------------------------------------------------
                            INTERNET SOFTWARE &  SERVICES - 0.2%

        -    205       205  Alphabet, Inc.                                                -       156,394                   156,394
                                                                                ----------------------------------------------------
                            IT SERVICES - 1.8%
        -    230       230  Amdocs Ltd.              (c)                                  -        13,896                    13,896

                            Automatic Data
   15,000      -    15,000  Processing, Inc.                                      1,345,650             -                 1,345,650

                            International Business
        -    535       535  Machines Corp.           (a)                                  -        81,026                    81,026
                                                                                ----------------------------------------------------
                                                                                  1,345,650        94,922                 1,440,572
                                                                                ----------------------------------------------------
                            MACHINERY - 0.2%

        -  1,481     1,481  AGCO Corp.                                                    -        73,606                    73,606

        -    640       640  Crane Co.                                                     -        34,470                    34,470

                            Manitowoc (The) Co.,
        -    868       868  Inc.                                                          -         3,758                     3,758

        -    196       196  Toro (The) Co.                                                -        16,880                    16,880

                            Trinity Industries,
        -    942       942  Inc.                                                          -        17,248                    17,248
                                                                                ----------------------------------------------------
                                                                                          -       145,962                   145,962
                                                                                ----------------------------------------------------
                            MEDIA - 3.2%

   30,000      -    30,000  Cinemark Holdings, Inc.                               1,074,900             -                 1,074,900

                            National CineMedia,
   43,000      -    43,000  Inc.                                                    654,030             -                   654,030

                            Regal Entertainment
   40,000      -    40,000  Group, Class A                                          845,600             -                   845,600

        -    202       202  Time Warner, Inc.        (a)                                  -        14,655                    14,655
                                                                                ----------------------------------------------------
                                                                                  2,574,530        14,655                 2,589,185
                                                                                ----------------------------------------------------
                            METALS & MINING - 0.2%

                            Reliance Steel &
        -  2,193     2,193  Aluminum Co.                                                  -       151,734                   151,734
                                                                                ----------------------------------------------------
                            MULTILINE RETAIL - 0.2%

        -  1,673     1,673  Target Corp.                                                  -       137,654                   137,654
                                                                                ----------------------------------------------------
                            MULTI-UTILITIES - 1.3%

        -    874       874  Black Hills Corp.                                             -        52,553                    52,553

   11,000      -    11,000  DTE Energy Co.                                          997,260             -                   997,260

        -    337       337  Vectren Corp.            (a)                                  -        17,039                    17,039
                                                                                ----------------------------------------------------
                                                                                    997,260        69,592                 1,066,852
                                                                                ----------------------------------------------------
                            OIL, GAS & CONSUMABLE FUELS -  8.0%

   18,000      -    18,000  Chevron Corp.                                         1,717,200             -                 1,717,200

   20,500      -    20,500  ConocoPhillips           (a)                            825,535             -                   825,535

   12,000      -    12,000  Exxon Mobil Corp.        (a)                          1,003,080             -                 1,003,080

        -  2,045     2,045  Exxon Mobil Corp.                                             -       170,942                   170,942

                            Occidental Petroleum
   10,000      -    10,000  Corp.                    (b)                            684,300             -                   684,300

                            Royal Dutch Shell PLC,
   29,800      -    29,800  ADR, Class A             (a)                          1,443,810             -                 1,443,810

   13,200      -    13,200  TOTAL S.A., ADR          (a)                            599,544             -                   599,544

                            World Fuel Services
        -    287       287  Corp.                    (a)                                  -        13,942                    13,942
                                                                                ----------------------------------------------------
                                                                                  6,273,469       184,884                 6,458,353
                                                                                ----------------------------------------------------
                            PERSONAL PRODUCTS -0.0%

        -    290       290  Herbalife Ltd.                                                -        17,852                    17,852
                                                                                ----------------------------------------------------

                            PHARMACEUTICALS - 7.2%

        -  1,591     1,591  Johnson & Johnson        (c)                                  -       172,146                   172,146

   50,000      -    50,000  Merck & Co., Inc.        (b)                          2,645,500             -                 2,645,500

        -  2,072     2,072  Merck & Co., Inc.        (a)                                  -       109,629                   109,629

   95,000      -    95,000  Pfizer, Inc.             (b)                          2,815,800             -                 2,815,800

        -  2,273     2,273  Pfizer, Inc.             (a)                                  -        67,372                    67,372
                                                                                ----------------------------------------------------
                                                                                  5,461,300       349,147                 5,810,447
                                                                                ----------------------------------------------------
                            ROAD & RAIL - 0.0%

        -    427       427  Union Pacific Corp.                                           -        33,968                    33,968
                                                                                ----------------------------------------------------
                            SEMICONDUCTORS & SEMICONDUCTOR - 4.0%

   60,000      -    60,000  Intel Corp.                                           1,941,000             -                 1,941,000

                            Microchip Technology,
   20,000      -    20,000  Inc.                     (a)                            964,000             -                   964,000

        -  5,099     5,099  Intel Corp.              (a)                                  -       164,953                   164,953

        -    746       746  QUALCOMM, Inc.           (b)                                  -        38,150                    38,150

        -    726       726  Teradyne, Inc.                                                -        15,674                    15,674

        -  1,202     1,202  Texas Instruments, Inc.                                       -        69,019                    69,019
                                                                                ----------------------------------------------------
                                                                                  2,905,000       287,796                 3,192,796
                                                                                ----------------------------------------------------
                            SOFTWARE - 2.2%

        -    874       874  Aspen Technology, Inc.                                        -        31,578                    31,578

   32,000      -    32,000  Microsoft Corp.          (c)                          1,767,360             -                 1,767,360
                                                                                ----------------------------------------------------
                                                                                  1,767,360        31,578                 1,798,938
                                                                                ----------------------------------------------------

FIRST TRUST DIVIDEND AND INCOME FUND AND FIRST TRUST HIGH INCOME ETF PORTFOLIO OF INVESTMENTS (CONTINUED)
MARCH 31, 2016 (UNAUDITED)

   FAV     FTHI    COMBINED                                                                                  PRO FORMA
 SHARES/  SHARES/  SHARES/                                                          FAV          FTHI       ADJUSTMENTS   COMBINED
  UNITS    UNITS    UNITS            DESCRIPTION                                   VALUE         VALUE          (1)        VALUE
------------------------------------------------------------------------------------------------------------------------------------
                            SPECIALTY RETAIL - 1.9%

                            American Eagle
        -  1,383     1,383  Outfitters, Inc.                                              -        23,055                    23,055

        -    725       725  Burlington Stores, Inc.                                       -        40,774                    40,774

        -    887       887  CST Brands, Inc.         (c)                                  -        33,963                    33,963

        -  1,824     1,824  DSW, Inc., Class A                                            -        50,415                    50,415

        -  1,022     1,022  Foot Locker, Inc.                                             -        65,919                    65,919

        -    352       352  Home Depot (The), Inc.                                        -        46,967                    46,967

   11,000      -    11,000  L Brands, Inc.           (b)                            965,910             -                   965,910

                            Michaels (The) Cos.,
        -  2,209     2,209  Inc.                     (a)                                  -        61,786                    61,786

        -    666       666  Murphy USA, Inc.         (c)                                  -        40,926                    40,926

                            Sally Beauty Holdings,
        -  3,350     3,350  Inc.                     (c)                                  -       108,473                   108,473

        -    874       874  TJX (The) Cos., Inc.     (c)                                  -        68,478                    68,478
                                                                                ----------------------------------------------------
                                                                                    965,910       540,756                 1,506,666
                                                                                ----------------------------------------------------
                            TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.6%

    8,600      -     8,600  Apple, Inc.                                             937,314             -                   937,314

        -  2,956     2,956  Apple, Inc.              (a)                                  -       322,174                   322,174
                                                                                ----------------------------------------------------
                                                                                    937,314       322,174                 1,259,488
                                                                                ----------------------------------------------------
                            TOBACCO - 4.1%

   27,000      -    27,000  Altria Group, Inc.       (b)                          1,691,820             -                 1,691,820

        -  2,053     2,053  Altria Group, Inc.       (a)                                  -       128,641                   128,641

                            Philip Morris
   13,800      -    13,800  International, Inc.      (b)                          1,353,918             -                 1,353,918

                            Philip Morris
        -  1,608     1,608  International, Inc.      (a)                                  -       157,761                   157,761
                                                                                ----------------------------------------------------
                                                                                  3,045,738       286,402                 3,332,140
                                                                                ----------------------------------------------------
                            TRADING COMPANIES & DISTRIBUTORS - 0.1%
                            MSC Industrial Direct

        -  1,331     1,331  Co., Inc.                                                     -       101,569                   101,569
                                                                                ----------------------------------------------------
                            WATER UTILITIES - 0.0%
                            American Water Works

        -    259       259  Co., Inc.                                                     -        17,853                    17,853
                                                                                ----------------------------------------------------
                            WIRELESS TELECOMMUNICATION SERVICES - 0.0%

        -    602       602  T-Mobile US, Inc.                                             -        23,057                    23,057
                                                                                ----------------------------------------------------
                            TOTAL COMMON STOCKS                                  61,242,576     6,747,624                 7,990,200
                                                                                ----------------------------------------------------
MASTER LIMITED PARTNERSHIPS
                            CAPITAL MARKETS - 1.0%

   28,500      -    28,500  Blackstone Group, L.P.                                  799,425             -                   799,425
                                                                                ----------------------------------------------------

                            OIL, GAS & CONSUMABLE FUELS - 2.0%

                            Alliance Resource
   26,000      -    26,000  Partners, L.P.                                          302,900             -                   302,900

                            Energy Transfer
   16,700      -    16,700  Partners, L.P.                                          540,078             -                   540,078

                            Enterprise Products
   19,000      -    19,000  Partners, L.P.                                          467,780             -                   467,780

   18,000      -    18,000  Golar LNG Partners, L.P.                                264,420             -                   264,420
                                                                                ----------------------------------------------------
                                                                                  1,575,178             -                 1,575,178
                                                                                ----------------------------------------------------
                            TOTAL MASTER LIMITED
                            PARTNERSHIPS                                          2,374,603             -                 2,374,603
                                                                                ----------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS - 3.9%

                            Blackstone Mortgage
   20,000      -    20,000  Trust, Inc., Class A                                    537,200             -                   537,200

                            Corrections Corp. of
        -  5,787     5,787  America                  (b)                                  -       185,474                   185,474

                            Crown Castle
    7,500      -     7,500  International Corp.                                     648,750             -                   648,750

                            Four Corners Property
        -    834       834  Trust, Inc.                                                   -        14,970                    14,970

                            Hospitality Properties
   20,000      -    20,000  Trust                                                   531,200             -                   531,200

                            Lamar Advertising Co.,
   20,000      -    20,000  Class A                                               1,230,000             -                 1,230,000
                                                                                ----------------------------------------------------
                                                                                  2,947,150       200,444                 3,147,594
                                                                                ----------------------------------------------------
INVESTMENT COMPANIES - 1.0%
                            CAPITAL MARKETS - 0.4%

    1,500      -     1,500  SPDR S&P 500 ETF Trust                                  308,340             -                   308,340
                                                                                ----------------------------------------------------
                            OIL, GAS & CONSUMABLE FUELS - 0.6%

                            Kayne Anderson MLP
   27,800      -    27,800  Investment Co.                                          460,646             -                   460,646
                                                                                ----------------------------------------------------
                            TOTAL INVESTMENT COMPANIES                              768,986             -                   768,986
                                                                                ----------------------------------------------------

FIRST TRUST DIVIDEND AND INCOME FUND AND FIRST TRUST HIGH INCOME ETF PORTFOLIO OF INVESTMENTS (CONTINUED)
MARCH 31, 2016 (UNAUDITED)

   FAV     FTHI    COMBINED                                                                                  PRO FORMA
 SHARES/  SHARES/  SHARES/                                                          FAV          FTHI       ADJUSTMENTS   COMBINED
  UNITS    UNITS    UNITS            DESCRIPTION                                   VALUE         VALUE          (1)        VALUE
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS -BUSINESS DEVELOPMENT COMPANIES - 1.1%
                            CAPITAL MARKETS

   61,000      -    61,000  Ares Capital Corp.                                      905,240             -                   905,240
                                                                                ----------------------------------------------------

                                                                                                            PRO FORMA
   FAV     FTHI   COMBINED                                  STATED    STATED        FAV          FTHI      ADJUSTMENTS    COMBINED
 SHARES   SHARES   SHARES            DESCRIPTION             RATE    MATURITY      VALUE         VALUE         (1)         VALUE
------------------------------------------------------------------------------------------------------------------------------------

$25 PAR PREFERRED SECURITIES - 3.8%
                            BANKS - 1.0%

                            PNC Financial Services Group,

   31,500      -    31,500  Inc., Series Q                   5.38%      (f)         811,440             -                   811,440
                                                                                ----------------------------------------------------

                            CAPITAL MARKETS - 0.9%

   29,300      -    29,300  Goldman Sachs Group, Inc.        5.95%      (f)         756,819             -                   756,819
                                                                                ----------------------------------------------------

                            CONSUMER FINANCE - 1.4%
                            Discover Financial Services,
   42,800      -    42,800  Series B                         6.50%      (f)       1,140,620             -                 1,140,620
                                                                                ----------------------------------------------------

                            MARINE - 0.5%

   14,700      -    14,700  Seaspan Corp., Series D          7.95%      (f)         363,531             -                   363,531
                                                                                ----------------------------------------------------
                            TOTAL $25 PAR PREFERRED
                            SECURITIES                                            3,072,410             -                 3,072,410
                                                                                ----------------------------------------------------

$50 PAR PREFERRED SECURITIES - 0.6%
                            REAL ESTATE INVESTMENT TRUSTS

   10,000      -    10,000  Weyerhaeuser Co., Series A       6.38%    7/1/2016      511,200             -                   511,200
                                                                                ----------------------------------------------------

$100 PAR PREFERRED SECURITIES - 0.8%
                            DIVERSIFIED TELECOMMUNICATION

                            Frontier Communications Corp.,
    6,000      -     6,000  Series A                        11.13%   6/29/2018      626,400             -                   626,400
                                                                                ----------------------------------------------------

   FAV     FTHI
  PRIN-   PRIN-   COMBINED                                            STATED                                PRO FORMA
  CIPAL   CIPAL  PRINCIPAL                                   RATE    MATURITY       FAV          FTHI      ADJUSTMENTS   COMBINED
  VALUE   VALUE    VALUE    DESCRIPTION                      (d)       (e)         VALUE        VALUE          (1)         VALUE
------------------------------------------------------------------------------------------------------------------------------------

SENIOR FLOATING-RATE LOAN INTERESTS - 0.0%

                            CAPITAL MARKETS - 0.2%

                            American Beacon Advisors,
$ 198,500  $   -  $198,500  Inc.. Term Loan B                5.50%   3/15/2022      195,771             -     (195,771)           -
                                                                                ----------------------------------------------------
                            CHEMICALS - 0.1%

                            Ineos US Finance LLC, 2022
   98,999      -    98,999  Dollar Term Loan                 4.25%   3/31/2022       97,453             -      (97,453)           -
                                                                                ----------------------------------------------------
                            COMMERCIAL SERVICES &
                            SUPPLIES - 0.7%

                            SMG Holdings, Inc., Term
  394,621      -   394,621  Loan B                           4.50%   2/27/2020      377,850             -     (377,850)           -

                            WTG Holdings III Corp. (EWT
                            Holdings III Corp.), Term Loan
  195,500      -   195,500  (First Lien)                     4.75%   1/15/2021      191,101             -     (191,101)           -
                                                                                ----------------------------------------------------

                                                                                    568,951             -     (568,951)           -
                                                                                ----------------------------------------------------
                            CONSUMER FINANCE - 0.3%

                            Walter Investment Management
  237,292      -   237,292  Corp., Tranche B Term Loan       4.75%  12/18/2020      205,969             -     (205,969)           -
                                                                                ----------------------------------------------------

                            CONTAINERS & PACKAGING - 0.1%

                            Anchor Glass Container Corp.,
   93,548      -    93,548  Term B Loan                      4.50%    7/1/2022       93,120             -      (93,120)           -
                                                                                ----------------------------------------------------

                            DIVERSIFIED CONSUMER
                            SERVICES - 1.0%

                            Asurion LLC, Incremental
  230,536      -   230,536  Tranche B-1 Term Loan            5.00%   5/24/2019      227,078             -     (227,078)           -

                            Asurion LLC, Incremental
  234,396      -   234,396  Tranche B-4 Term Loan            5.00%    8/4/2022      229,270             -     (229,270)           -

                            Asurion LLC, Term Loan (Second
  352,941      -   352,941  Lien)                            8.50%    3/3/2021      329,707             -     (329,707)           -
                                                                                ----------------------------------------------------
                                                                                    786,055             -     (786,055)           -
                                                                                ----------------------------------------------------
                            DIVERSIFIED FINANCIAL
                            SERVICES - 1.2%

                            AlixPartners LLP, Initial Term
  199,000      -   199,000  Loan                             4.50%   7/15/2022      198,453             -     (198,453)           -

                            Duff & Phelps Corp., Initial
  298,431      -   298,431  Term Loan                        4.50%   4/23/2020      295,446             -     (295,446)           -

                            First Data Corp., 2021 New
  500,000      -   500,000  Dollar Term Loan                 4.18%   3/24/2021      498,360             -     (498,360)           -
                                                                                ----------------------------------------------------
                                                                                    992,259             -     (992,259)           -
                                                                                ----------------------------------------------------

FIRST TRUST DIVIDEND AND INCOME FUND AND FIRST TRUST HIGH INCOME ETF PORTFOLIO OF INVESTMENTS (CONTINUED)
MARCH 31, 2016 (UNAUDITED)

   FAV    FTHI
  PRIN-   PRIN-   COMBINED                                            STATED                                PRO FORMA
  CIPAL   CIPAL  PRINCIPAL                                   RATE    MATURITY       FAV          FTHI      ADJUSTMENTS   COMBINED
  VALUE   VALUE    VALUE    DESCRIPTION                      (d)       (e)         VALUE        VALUE          (1)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                            DIVERSIFIED TELECOMMUNICATION
                            SERVICES - 0.3%

                            Level 3 Financing, Inc.,
  250,000      -   250,000  Tranche B-II 2022 Term Loan      4.50%   5/31/2022      249,323             -     (249,323)           -
                                                                                ----------------------------------------------------
                            ELECTRONIC EQUIPMENT &
                            INSTRUMENTS - 0.2%

                            Zebra Technologies Corp., Term
  177,727      -   177,727  Loan B                           4.75%  10/27/2021      178,667             -     (178,667)           -
                                                                                ----------------------------------------------------
                            FOOD & STAPLES RETAILING -
                            1.3%

  511,500      -   511,500  Albertsons LLC, Term B-4 Loan    5.50%   8/25/2021      511,756             -     (511,756)           -

                            BJ's Wholesale Club, Inc., New
                            2013 (November) Replacement
  512,401      -   512,401  Loan (First Lien)                4.50%   9/26/2019      498,094             -     (498,094)           -
                                                                                ----------------------------------------------------

                                                                                  1,009,850             -   (1,009,850)           -
                                                                                ----------------------------------------------------
                            FOOD PRODUCTS - 1.3%

                            New HB Acquisition LLC, Term B
1,000,000      - 1,000,000  Loan (Second Lien)               8.50%    8/3/2023      955,000             -     (955,000)           -

                            Pinnacle Foods Finance LLC,
   99,750      -    99,750  Tranche I Term Loan              3.75%   1/13/2023      100,056             -     (100,056)           -
                                                                                ----------------------------------------------------
                                                                                  1,055,056             -   (1,055,056)           -
                                                                                ----------------------------------------------------
                            HEALTH CARE EQUIPMENT &
                            SUPPLIES - 2.2%

                            Sage Products Holdings III
  358,290      -   358,290  LLC, Term Loan B                 0.00%  12/13/2019      357,691             -     (357,691)           -

                            CareCore National LLC, Term
  322,739      -   322,739  Loan                             5.50%    3/5/2021      300,147             -     (300,147)           -

                            CHS/Community Health Systems,
                            Inc., 2021 Incremental Term H
   63,499      -    63,499  Loan                             0.00%   1/27/2021       62,361             -      (62,361)           -

                            Curo Health Services Holdings,
  247,500      -   247,500  Inc., Term B Loan (First Lien)   6.50%    2/7/2022      244,253             -     (244,253)           -

                            Healogics, Inc. (CDRH Parent,
                            Inc.), Initial Term Loan
  673,083      -   673,083  (First Lien)                     5.25%    7/1/2021      614,747             -     (614,747)           -

                            U.S. Renal Care, Inc., Term
  224,438      -   224,438  Loan B                           5.25%  11/17/2022      223,410             -     (223,410)           -
                                                                                ----------------------------------------------------
                                                                                  1,802,609             -   (1,802,609)           -
                                                                                ----------------------------------------------------
                            HEALTH CARE TECHNOLOGY - 0.2%

                            Healthport Technologies LLC
                            (CT Technologies Intermediate
                            Holdings, Inc.),
  123,773      -   123,773  Initial Term Loan                5.25%   12/1/2021      121,762             -     (121,762)           -
                                                                                ----------------------------------------------------
                            HOTELS, RESTAURANTS &
                            LEISURE - 5.8%

                            Amaya Holdings B.V., Initial
  740,653      -   740,653  Term B Loan (First Lien)                  8/1/2021      679,023             -     (679,023)           -

                            Caesars Growth Partners LLC,
  638,625      -   638,625  Term B Loan (First Lien)         6.25%    5/8/2021      519,285             -     (519,285)           -

                            CityCenter Holdings LLC, Term
  370,125      -   370,125  B Loan                           4.25%  10/16/2020      369,507             -     (369,507)           -

                            Focus Brands, Inc.,
                            Refinancing Term Loan (First
  400,120      -   400,120  Lien)                            4.25%   2/21/2018      397,119             -     (397,119)           -

                            Norwegian Cruise Lines (NCL
  493,750      -   493,750  Corp.), Term B Loan              4.00%  11/19/2021      491,898             -     (491,898)           -

                            Planet Fitness Holdings LLC,
  320,154      -   320,154  Term Loan                        3.50%   3/31/2021      317,753             -     (317,753)           -

                            Portillo's Holdings LLC, Term
  640,250      -   640,250  B Loan (First Lien)              4.75%    8/2/2021      618,910             -     (618,910)           -

                            Portillo's Holdings LLC,
  750,000      -   750,000  Second Lien Term Loan            8.00%   8/15/2022      722,813             -     (722,813)           -

                            Red Lobster Management LLC,
  211,071      -   211,071  Initial Term Loan (First Lien)   6.25%   7/28/2021      209,577             -     (209,577)           -

                            ROC Finance LLC, Funded Term B
  231,230      -   231,230  Loan                             5.00%   6/20/2019      221,981             -     (221,981)           -

                            Station Casinos, Inc., B Term
   87,853      -    87,853  Loan                             4.25%    3/2/2020       87,560             -      (87,560)           -
                                                                                ----------------------------------------------------
                                                                                  4,635,427             -   (4,635,427)           -
                                                                                ----------------------------------------------------
                            INSURANCE - 0.7%

   94,499      -    94,499  Amwins Group LLC, Term Loan B    5.25%    9/6/2019       94,606             -      (94,606)           -

                            Confie Seguros Holding II Co.,
  244,290      -   244,290  Term B Loan (First Lien)         5.75%   11/9/2018      239,607             -     (239,607)           -

                            USI, Inc. (Compass Investors,
  219,375      -   219,375  Inc.), Initial Term Loan         4.25%  12/27/2019      215,718             -     (215,718)           -
                                                                                ----------------------------------------------------
                                                                                    549,931             -     (549,931)           -
                                                                                ----------------------------------------------------
                            IT SERVICES - 0.1%

                            Sungard Availability Services
  132,402      -   132,402  Capital, Inc., Term Loan B       6.00%   3/29/2019      116,735             -     (116,735)           -
                                                                                ----------------------------------------------------

FIRST TRUST DIVIDEND AND INCOME FUND AND FIRST TRUST HIGH INCOME ETF PORTFOLIO OF INVESTMENTS (CONTINUED)
MARCH 31, 2016 (UNAUDITED)

   FAV    FTHI
  PRIN-   PRIN-   COMBINED                                            STATED                                PRO FORMA
  CIPAL   CIPAL  PRINCIPAL                                   RATE    MATURITY       FAV          FTHI      ADJUSTMENTS   COMBINED
  VALUE   VALUE    VALUE    DESCRIPTION                      (d)       (e)         VALUE        VALUE          (1)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                            LIFE SCIENCES TOOLS &
                            SERVICES - 0.8%

                            InVentiv Health, Inc., Term
  426,750      -   426,750  B-4 Loan                         7.75%   5/15/2018      425,683             -     (425,683)           -

                            Pharmaceutical Product
                            Development, Inc., Initial
  258,050      -   258,050  Term Loan                        4.25%   8/18/2022      255,578             -     (255,578)           -
                                                                                ----------------------------------------------------
                                                                                    681,261             -     (681,261)           -
                                                                                ----------------------------------------------------
                            MACHINERY - 0.4%

                            Douglas Dynamics LLC, Term
  296,250      -   296,250  Loan B                           5.25%   12/2/2021      295,509             -     (295,509)           -
                                                                                ----------------------------------------------------
                            MEDIA - 1.1%

                            Formula One (Delta 2 Lux
  496,231      -   496,231  S.A.R.L.), Facility B3 (USD)     4.75%   7/30/2021      481,523             -     (481,523)           -

                            Media General, Inc., Term
  181,188      -   181,188  Loan B                           0.00%   7/31/2020      180,870             -     (180,870)           -

                            WME IMG Worldwide, Inc., Term
  244,717      -   244,717  Loan (First Lien)                5.25%    5/6/2021      244,260             -     (244,260)           -
                                                                                ----------------------------------------------------
                                                                                    906,653             -     (906,653)           -
                                                                                ----------------------------------------------------
                            PHARMACEUTICALS - 0.7%

  319,350      -   319,350  Akorn, Inc., Loan                4.50%   4/16/2021      317,753             -     (317,753)           -

                            Patheon, Inc. (JLL/Delta Dutch
                            Newco B.V.), Initial Dollar
  194,348      -   194,348  Term Loan                        4.25%   3/11/2021      187,019             -     (187,019)           -

                            Valeant Pharmaceuticals
                            International, Inc., Series
   98,500      -    98,500  F-1 Tranche B Term Loan          4.00%    4/1/2022       92,878             -      (92,878)           -
                                                                                ----------------------------------------------------
                                                                                    597,650             -     (597,650)           -
                                                                                ----------------------------------------------------
                            PROFESSIONAL SERVICES - 0.8%

                            Advantage Sales & Marketing,
                            Inc., Initial Term Loan (First
  123,744      -   123,744  Lien)                            4.25%   7/23/2021      121,385             -     (121,385)           -

                            Information Resources, Inc.,
  203,152      -   203,152  Term Loan                        4.75%   9/30/2020      203,152             -     (203,152)           -

                            TransUnion LLC, 2015 Term B-2
  343,000      -   343,000  Loan                             3.50%    4/9/2021      339,399             -     (339,399)           -
                                                                                ----------------------------------------------------
                                                                                    663,935             -     (663,935)           -
                                                                                ----------------------------------------------------
                            SOFTWARE - 0.7%

                            Blue Coat Systems, Inc.,
   99,750      -    99,750  Initial Term Loan                4.50%   5/20/2022       98,004             -      (98,004)           -

                            BMC Software Finance, Inc.,
  471,389      -   471,389  Initial US Term Loan             5.00%   9/10/2020      394,345             -     (394,345)           -

                            Triple Point Technologies,
  113,631      -   113,631  Inc., Term Loan B                5.25%   7/10/2020       81,152             -      (81,152)           -
                                                                                ----------------------------------------------------
                                                                                    573,501             -     (573,501)           -
                                                                                ----------------------------------------------------
                            SPECIALTY RETAIL - 0.9%

                            Neiman Marcus Group, (The)
  341,641      -   341,641  Inc., Other Term Loan            4.25%  10/25/2020      312,346             -     (312,346)           -

                            PetSmart, Inc., Tranche B-1
  222,931      -   222,931  Loan                             4.25%   3/11/2022      221,872             -     (221,872)           -

                            Serta Simmons Holdings LLC,
  169,924      -   169,924  Term Loan B                      4.25%   10/1/2019      169,607             -     (169,607)           -
                                                                                ----------------------------------------------------
                                                                                    703,824             -     (703,824)           -
                                                                                ----------------------------------------------------
                            TECHNOLOGY HARDWARE, STORAGE &
                            PERIPHERALS - 0.3%                                                                                  -

  201,154      -   201,154  Dell, Inc., Term B-2 Loan        4.00%   4/29/2020      200,939             -     (200,939)           -
                                                                                ----------------------------------------------------
                            TOTAL SENIOR FLOATING-RATE
                            LOAN INTERESTS                                       17,282,212             -  (17,282,212)           -
                                                                                ----------------------------------------------------
                            TOTAL INVESTMENTS - 98.5%
                            (Cost $83,465,445) (h)                               89,730,777     6,948,068  (17,282,212)  79,396,633
                                                                                ----------------------------------------------------

FIRST TRUST DIVIDEND AND INCOME FUND AND FIRST TRUST HIGH INCOME ETF PORTFOLIO OF INVESTMENTS (CONTINUED)
MARCH 31, 2016 (UNAUDITED)

  FAV     FTHI    COMBINED
 NUMBER  NUMBER    NUMBER
   OF      OF        OF                                                                                     PRO FORMA
  CON-    CON-      CON-                                                            FAV          FTHI      ADJUSTMENTS    COMBINED
 TRACTS  TRACTS    TRACTS            DESCRIPTION                                   VALUE         VALUE         (1)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
CALL OPTIONS WRITTEN - (0.5)%
                            Altria Group, Inc. Call
      100      -       100  @ 62.50 due April 2016                                   (8,600)            -                    (8,600)
                                                                                ----------------------------------------------------
                            Apple, Inc. Call
       35      -        35  @ 110.00 due April 2016                                  (4,375)            -                    (4,375)
                                                                                ----------------------------------------------------
                            Automatic Data Processing,
                            Inc. Call
       75      -        75  @ 90.00 due April 2016                                   (6,825)            -                    (6,825)
                                                                                ----------------------------------------------------
                            ConocoPhillips Calls
       75      -        75  @ 45.00 due April 2016                                     (825)            -                      (825)
       75      -        75  @ 47.50 due April 2016                                     (563)            -                      (563)
                                                                                ----------------------------------------------------
                                                                                     (1,388)            -                    (1,388)
                                                                                ----------------------------------------------------
                            DineEquity, Inc. Call
       40      -        40  @ 95.00 due April 2016                                   (3,600)            -                    (3,600)
                                                                                ----------------------------------------------------
                            Energy Transfer Partners, L.P.
                            Call
       40      -        40  @ 32.00 due April 2016                                   (5,280)            -                    (5,280)
                                                                                ----------------------------------------------------
                            General Electric Co. Call
      400      -       400  @ 32.00 due April 2016                                  (10,800)            -                   (10,800)
                                                                                ----------------------------------------------------
                            Honeywell International, Inc.
                            Call
       20      -        20  @ 115.00 due April 2016                                    (720)            -                      (720)
                                                                                ----------------------------------------------------
                            Intel Corp. Call
      200      -       200  @ 34.00 due April 2016                                     (800)            -                      (800)
                                                                                ----------------------------------------------------
                            JPMorgan Chase & Co. Call
      125      -       125  @ 62.50 due April 2016                                   (1,375)            -                    (1,375)
                                                                                ----------------------------------------------------
                            L Brands, Inc. Call
       50      -        50  @ 90.00 due April 2016                                   (2,500)            -                    (2,500)
                                                                                ----------------------------------------------------
                            LyondellBasell Industries
                            N.V., Class A Call
       40      -        40  @ 92.50 due April 2016                                     (400)            -                      (400)
                                                                                ----------------------------------------------------
                            Microchip Technology, Inc.
                            Calls
       75      -        75  @ 49.00 due April 2016                                   (4,500)            -                    (4,500)
       50      -        50  @ 50.00 due April 2016                                   (1,700)            -                    (1,700)
                                                                                ----------------------------------------------------
                                                                                     (6,200)            -                    (6,200)
                                                                                ----------------------------------------------------
                            Microsoft Corp. Call
       80      -        80  @ 55.00 due April 2016                                   (7,520)            -                    (7,520)
                                                                                ----------------------------------------------------
                            Noble Corp. PLC Call
      150      -       150  @ 14.00 due April 2016                                     (450)            -                      (450)
                                                                                ----------------------------------------------------
                            Philip Morris International,
                            Inc. Call
       70      -        70  @ 100.00 due April 2016                                  (2,380)            -                    (2,380)
                                                                                ----------------------------------------------------
                            PPL Corp. Call
      200      -       200  @ 38.00 due April 2016                                   (8,000)            -                    (8,000)
                                                                                ----------------------------------------------------
                            S&P 500 Index Calls
        -      4         4  @ $1950.00 due April 2016                                     -       (44,544)                  (44,544)
        -      4         4  @ 2000.00 due April 2016                                      -       (25,360)                  (25,360)
        -      3         3  @ 2025.00 due April 2016                                      -       (12,810)                  (12,810)
        -      4         4  @ 2050.00 due April 2016                                      -        (9,700)                   (9,700)
        -      3         3  @ 1925.00 due May 2016                                        -       (41,820)                  (41,820)
        -      4         4  @ 1950.00 due May 2016                                        -       (49,640)                  (49,640)
        -      2         2  @ 1975.00 due June 2016                                       -       (22,408)                  (22,408)
       35      -        35  @ 2,080.00 due April 2016                               (30,380)            -                   (30,380)
      100      -       100  @ 2,095.00 due April 2016                               (35,500)            -                   (35,500)
       40      -        40  @ 2,130.00 due May 2016                                 (25,000)            -                   (25,000)
                                                                                ----------------------------------------------------
                                                                                    (90,880)     (206,282)                 (297,162)
                                                                                ----------------------------------------------------
                            TOTAL OPTIONS WRITTEN                                  (162,093)     (206,282)                 (368,375)
                            (Premiums received $308,095)                        ----------------------------------------------------

                            OUTSTANDING LOAN - (0.0%)                           (18,400,000)            -   18,400,000            -
                                                                                ----------------------------------------------------
                            NET OTHER ASSETS AND
                            LIABILITIES - 2.0%                                    2,838,396       226,533   (1,442,903)   1,622,026

                            NET ASSETS - 100.0%                                 $74,007,080    $6,968,319   $ (325,115) $80,650,284
                                                                                ----------------------------------------------------

FIRST TRUST DIVIDEND AND INCOME FUND AND FIRST TRUST HIGH INCOME ETF PORTFOLIO OF INVESTMENTS (CONTINUED)
MARCH 31, 2016 (UNAUDITED)


----------------------------
(a) All or a portion of these securities are available to serve as collateral for the outstanding loan and call options written in First Trust Dividend and Income Fund.

(b) All or a portion of this security is pledged to cover index options written in First Trust High Income ETF.

(c)   Non-income producing security.

(d) Senior Floating-Rate Loan Interests ("Senior Loans") in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown reflects the rate in effect at February 29, 2016. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche at varying rates.

(e) Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

(f)   Perpetual maturity.

(g) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of March 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,787,624 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $12,142,048.

(h) Call options on securities indices were written on a portion of the common stock positions that were not used to cover call options written on individual equity securities held in the Fund's portfolio.

ADR American Depositary Receipt

(1) Reflects the deleveraging of FAV, which includes the removal of senior floating-rate loan interests, which will not be brought forth to the acquiring fund.

PRO FORMA
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2016 (UNAUDITED)

                                                              FTHI              FAV           PRO FORMA       PRO FORMA
                                                         ACQUIRING FUND     TARGET FUND      ADJUSTMENTS      COMBINED
                                                      ----------------------------------------------------------------------
ASSETS:
Investments, at value
  (Cost $6,577,267, $94,833,079 and $83,465,445)         $     6,948,068    $  89,730,777    $(17,282,212)    $  79,396,633 (1)
Cash                                                             219,585        2,673,492      (1,278,672)        1,614,405 (1)(2)
Receivables:
  Investment securities sold                                           -            1,030               -             1,030
  Dividends                                                       11,874          196,355               -           208,229
  Interest                                                             -          105,455               -           105,455
  Dividend reclaims                                                   27              440               -               467
Prepaid expenses                                                       -           22,508               -            22,508
                                                      ----------------------------------------------------------------------
      Total Assets                                             7,179,554       92,730,057     (18,560,884)       81,348,727
                                                      ----------------------------------------------------------------------

LIABILITIES:
Outstanding loan                                                       -       18,400,000     (18,400,000)                - (1)
Options written, at value (premiums received of
  $102,257, $205,838 and 206,282,095)                            206,282          162,093               -           368,375
Payables:
  Investment advisory fees                                         4,953           77,367         (77,367)            4,953 (2)
  Audit and tax fees                                                   -           22,333         (22,333)                - (2)
  Unfunded loan commitments                                            -            9,574          (9,574)                - (2)
  Administrative fees                                                  -           22,603         (22,603)                - (2)
  Printing fees                                                        -           13,864         (13,864)                - (2)
  Trustees' fees and expenses                                          -            4,404          (4,404)                - (2)
  Transfer agent fees                                                  -            5,019          (5,019)                - (2)
  Custodian fees                                                       -            2,749          (2,749)                - (2)
  Legal fees                                                                        2,200          (2,200)                - (2)
  Financial reporting fees                                                            771            (771)                - (2)
Reorganization Costs                                                   -                -         325,115           325,115 (3)
                                                      ----------------------------------------------------------------------
     Total Liabilities                                           211,235       18,722,977     (18,235,769)          698,443
                                                      ----------------------------------------------------------------------
NET ASSETS                                               $     6,968,319    $  74,007,080    $   (325,115)    $  80,650,284
                                                      ----------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid-in capital                                          $     7,031,786    $ 135,726,740    $   (279,699)    $ 142,478,827
Par value                                                          3,500           82,595         (45,416)           40,679 (4)
Accumulated net investment income (loss)                        (106,702)        (552,316)                         (659,018)
Accumulated net realized gain (loss) on
  investments and options transactions                          (227,041)     (56,191,382)       (662,689)      (57,081,112)(1)
Net unrealized appreciation (depreciation) on
  investments and options                                        266,776       (5,058,557)        662,689        (4,129,092)(1)
                                                      ----------------------------------------------------------------------
NET ASSETS                                               $     6,968,319    $  74,007,080    $   (325,115)    $  80,650,284
                                                      ======================================================================
NET ASSET VALUE, per Common Share                        $         19.91    $        8.96                     $       19.83 (4)

Shares Outstanding                                               350,002        8,259,517      (4,541,570)        4,067,949 (5)


(1) Reflects the deleveraging of FAV prior to the merger date, which includes the sale of senior floating-rate loan interests, which will not be brought forth to FTHI, and the repayment of an outstanding loan with the proceeds of such sales and cash on hand.

(2) Reflects the payables of FAV which will not be brought forth to FTHI, since FTHI charges a unitary investment advisory fee.

(3) A non-recurring cost associated with this transaction of approximately $325,115 will be incurred relating to estimated professional service fees, printing costs and mailing charges. Approximately $295,855, or approximately $0.036 per FAV share, will be borne by the common shareholders of FAV and $29,260, or approximately $0.084 per FTHI share will be borne by the shareholders of FTHI, with 75% of FTHI costs to be reimbursed by First Trust Advisors L.P.

(4)   Reflects FTHI's allocation of reorganization costs.

(5) Reflects the issuance of 3,717,947 shares of FTHI in exchange for the assets and liabilities of FAV.

PRO FORMA
STATEMENT OF OPERATIONS
FOR THE TWELVE MONTHS ENDED MARCH 31, 2016 (UNAUDITED)

                                                                 FTHI              FAV           PRO FORMA       PRO FORMA
                                                            ACQUIRING FUND     TARGET FUND      ADJUSTMENTS      COMBINED
                                                         ----------------------------------------------------------------------
INVESTMENT INCOME:
Dividends                                                   $       155,603    $   2,938,827    $          -     $   3,094,430
Interest                                                                 95        1,123,280               -         1,123,375
Foreign tax withholding                                                (637)         (22,062)              -           (22,699)
OTHER                                                                     -            9,480               -             9,480
                                                         ----------------------------------------------------------------------
       Total investment income                                      155,061        4,049,525               -         4,204,586
                                                         ----------------------------------------------------------------------
  EXPENSES:
  Investment advisory fees                                           52,972          984,200        (149,206)          887,966  (1)
  Interest and fees on loan                                               -          185,357        (185,357)                -  (2)
  Administrative fees                                                     -          110,325        (110,325)                -  (3)
  Audit and tax fees                                                      -           57,769         (57,769)                -  (3)
  Printing fees                                                           -           37,230         (37,230)                -  (3)
  Transfer agent fees                                                     -           23,292         (23,292)                -  (3)
  Trustees' fees and expenses                                             -           16,994         (16,994)                -  (3)
  Custodian fees                                                          -           13,734         (13,734)                -  (3)
  Financial reporting fees                                                -            9,250          (9,250)                -  (3)
  Legal fees                                                              -            1,311          (1,311)                -  (3)
Other                                                                     -           36,491         (36,491)                -  (3)
                                                         ----------------------------------------------------------------------
       TOTAL EXPENSES                                                52,972        1,475,953        (640,959)          887,966
                                                         ----------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                        102,089        2,573,572        (640,959)        3,316,620
                                                         ----------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on :
    Investments                                                    (529,531)      (1,243,773)       (662,689)       (2,435,993) (4)
    Written option transactions                                     186,225          345,272               -           531,497
    In-kind redemptions                                             257,488                -               -           257,488
                                                         ----------------------------------------------------------------------
Net realized gain (loss)                                            (85,818)        (898,501)       (662,689)       (1,647,008)
                                                         ----------------------------------------------------------------------
Net change in unrealized appreciation
  (depreciation) on:
    Investments                                                     234,330       (4,547,462)        662,689        (3,650,443) (4)
    Written option held                                            (125,255)         (39,490)              -          (164,745)
                                                         ----------------------------------------------------------------------
Net change in unrealized appreciation
  (depreciation) on investments                                     109,075       (4,586,952)        662,689        (3,815,188)
                                                         ----------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                              23,257       (5,485,453)              -        (5,462,196)
                                                         ----------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                 $       125,346    $  (2,911,881)   $    640,959     $  (2,145,576)
                                                         ======================================================================


(1) Reflects the reduction in operating expenses as a result of the acquiring fund, FTHI, charging a unitary management fee. FTHI charges a unitary management fee of 0.85% based on average daily net assets, FAV charges a management fee of 1.00% based on average managed assets and Pro Forma combined reflects a unitary management fee of 0.85% based on average daily net assets.

(2) Reflects the deleveraging of FAV and the elimination of the associated interest and fees on the outstanding loan.

(3) Reflects the reduction in operating expenses as a result of the aquiring fund, FTHI, charging a unitary management fee.

(4) Reflects the deleveraging of FAV prior to the merger, which includes the sale of senior floating-rate loan interests, which will not be brought forth to FTHI.

                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
        FIRST TRUST DIVIDEND AND INCOME FUND (FAV) INTO FIRST TRUST HIGH
                  INCOME ETF (FTHI) MARCH 31, 2016 (UNAUDITED)

                              1. FUND DESCRIPTION

The Acquiring Fund, First Trust High Income ETF (the "Acquiring Fund"), is a separate series of First Trust Exchange-Traded Fund VI (the "Trust"), an open-end management investment company organized as a Massachusetts business trust on June 4, 2012, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Acquiring Fund trades under the ticker symbol FTHI on The Nasdaq Stock Market LLC ("Nasdaq").

The Acquiring Fund's primary investment objective is to seek to provide current income with a secondary investment objective of capital appreciation. The Acquiring Fund seeks to pursue its investment objectives by investing in equity securities listed on U.S. exchanges of all market capitalizations and by utilizing an "option strategy" consisting of writing (selling) U.S. exchange-traded covered call options on the Standard & Poor's 500 Index (the "Index"). Under normal market conditions, the Fund invests primarily in equity securities listed on U.S. exchanges of all market capitalizations. The Fund will also employ an option strategy in which it will write U.S. exchange-traded covered call options on the Index in order to seek additional cash flow in the form of premiums on the options that may be distributed to shareholders on a monthly basis. A premium is the income received by an investor who sells or writes an option contract to another party. The market value of the option strategy may be up to 20% of the Fund's overall net asset value. There can be no assurance that the Acquiring Fund will achieve its investment objectives. The Acquiring Fund may not be appropriate for all investors.

                            2. BASIS OF COMBINATION

The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of First Trust Dividend and Income Fund (the "Target Fund") by the Acquiring Fund as if such acquisition had taken place as of March 31, 2016.

Under the terms of the Plan of Reorganization, the combination of Target Fund and Acquiring Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of Target Fund in exchange for shares of Acquiring Fund at net asset value. The Statement of Assets and Liabilities and the related Statement of Operations of the Target Fund and Acquiring Fund have been combined as of and for the 12 months ended March 31, 2016. Following the acquisition, the Acquiring Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods of the surviving fund will not be restated.

The accompanying unaudited pro forma financial statements should be read in conjunction with the financial statements of Acquiring Fund and Target Fund included in their respective semi-annual report dated March 31, 2016 and annual report dated November 30, 2015, respectively.

                       3. SIGNIFICANT ACCOUNTING POLICIES

The Acquiring Fund, which is an investment company within the scope of Financial Accounting Standards Board ("FASB") Accounting Standards Update 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Acquiring Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The net asset value ("NAV") of the Acquiring Fund is determined daily, as of the close of regular trading on the New York Stock Exchange (" NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Acquiring Fund's NAV is calculated by dividing the value of all assets of the Acquiring Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid), by the total number of shares outstanding.

The Acquiring Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service, or are determined by the Pricing Committee of the Funds' investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Acquiring Fund's investments are valued as follows:

      Common stocks, real estate investment trusts ("REITs"), and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. Over-the-counter options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

            1) the credit conditions in the relevant market and changes thereto;.

            2) the liquidity conditions in the relevant market and changes thereto;

            3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);


            4) issuer-specific conditions (such as significant credit deterioration); and

            5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last obtained market-based data to assist it when valuing portfolio securities.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Acquiring Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3)    closed-end fund trading of similar securities;

      4)    foreign currency exchange activity;

      5) the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE that will not always be reflected in the computation of the value of such securities. If events affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures adopted by the Trust's Board of Trustees (see above). For certain foreign equity securities, a third party pricing service may be utilized to determine fair value. All securities and other assets of the Acquiring Fund initially expressed in foreign currencies will be converted to U.S. dollars using exchange rates in effect at the time of valuation.

The Acquiring Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical securities. An active market is a market in which transactions for the security occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar securities in active markets.

            o Quoted prices for identical or similar securities in markets that are non-active. A non-active market is a market where there are few transactions for the security, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the security (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the security.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Acquiring Fund's investments as of March 31, 2016, is included with the Acquiring Fund's Portfolio of Investments.

B. OPTION CONTRACTS

The Acquiring Fund is subject to equity price risk in the normal course of pursuing their investment objectives and may write (sell) U.S. exchange-traded covered call options on the Index to hedge against changes in the value of equities. Additionally, the Acquiring Fund seeks to generate additional income, in the form of premiums received, from writing (selling) the options. The Acquiring Fund may write (sell) covered call options or put options ("options") on all or a portion of the equity securities held in its portfolios and on securities indices as determined to be appropriate by the Advisor, consistent with its investment objectives. Options on securities indices are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security and are similar to options on single securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. The Acquiring Fund will not write (sell) "naked" or uncovered options. When the Acquiring Fund writes (sells) an option, an amount equal to the premium received by the Acquiring Fund is included in "Options written, at value" on the Statement of Assets and Liabilities. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options' expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.

Options written (sold) by the Acquiring Fund will either be exercised, expire or be cancelled pursuant to a closing transaction. If an index option written
(sold) by either of these two Funds is exercised, the Acquiring Fund would be obligated to deliver cash equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. If the price of the index is less than the option's strike price, the index option will likely expire without being exercised. In the case of a stock option, if the price of the underlying equity security exceeds the option's exercise price, it is likely that the option holder will exercise the option. In this case, the option premium received by the Acquiring Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss. If the price of the underlying equity security is less than the option's strike price, the option will likely expire without being exercised. The option premium received by the Acquiring Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. Gain or loss on options is presented separately as "Net realized gain (loss) on Written options transactions" on the Statement of Operations.

The index options that the Acquiring Fund writes (sells) give the option holder the right, but not the obligation, to receive an amount of cash based on the difference between the closing level of the stock index and the exercise price on or prior to the option's expiration date. The stock options that the Acquiring Fund writes (sells) give the option holder the right, but not the obligation, to purchase securities from the Acquiring Fund at the strike price on or prior to the option's expiration date. The ability to successfully implement the writing (selling) of covered call or put options depends on the ability of the Advisor to predict pertinent market movements, which cannot be assured. As the writer (seller) of a covered option, the Acquiring Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

The Acquiring Fund will distribute to holders of its shares monthly dividends of all or a portion of its net income, if any, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Acquiring Fund, if any, are distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Acquiring Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

E. INCOME TAXES

The Acquiring Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Acquiring Fund may be subject to an excise tax of 4% of the amount by which 98% of the Acquiring Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Acquiring Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2014 and 2015 remain open to federal and state. As of March 31, 2016, management has evaluated the application of these standards to the Acquiring Fund and has determined that no provision for income tax is required in the Acquiring Fund's financial statements for uncertain tax positions.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. At September 30, 2015, the Acquiring Fund had net capital losses for federal income tax purposes of $41,359, which may be carried forward indefinitely. At November 30, 2015, the Target Fund had a capital loss carryforward for federal income tax purposes of $54,491,015, with $30,255,638, $17,263,318, $5,877,626, and $1,094,433 expiring on November 30, 2016, 2017, 2018 and 2019, respectively. The plan of reorganization is expected to occur on or before October 31, 2016. To the extent the reorganization occurs on or before October 31, 2016, the expiration dates associated with the Target Fund's capital loss carryforward will be accelerated. Certain limitations under the applicable tax regulations will apply to these pre-reorganization capital loss carryforwards. The capital loss carryforwards brought forth from the Target Fund will be subject to limitation.

                            4. REORGANIZATION COSTS

The Acquiring Fund and Target Fund are expected to incur approximately $325,115 in reorganization costs, which will be allocated to each fund based on the amount of net assets held by each fund prior to the Merger, except that the Advisor has agreed to pay 75% of the direct expenses allocated to the Acquiring Fund. Based on the amount of the estimated Merger-related fees and expenses, the relative values of the Funds and the cost sharing agreement, management of FAV estimates that FAV would incur approximately $295,855 and FTHI would incur approximately $7,315 (net of reimbursement by First Trust of approximately $21,945) of the fees and expenses associated with the Merger, respectively. These costs represent the estimated non recurring expense of the funds carrying out their obligations under the Reorganization and consist of management's estimate of professional services fees, printing costs and mailing charges related to the proposed reorganizations.